As filed with the Securities and Exchange Commission on June 18, 1997
                                 SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 3)

Filed by the Registrant [X]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


           Summit Insured Equity L.P. (Commission File No.: 0-15703); Summit Insured Equity L.P. II (Commission File No.: 0-16873); Summit Preferred Equity L.P. (Commission File No.: 0-16695);
               and Eagle Insured L.P. (Commission File No.: 016860)

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in [a] Charter)


                               AEGIS REALTY, INC.
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


[ ]  $125 per Exchange Act Rule 0-11(c)(i), 14a-6(l)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each Party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
              Common Stock, par value $.01 per share

--------------------------------------------------------------------------------
       (2)  Aggregate number of securities to which transaction applies:

              8,097,539 shares of common stock
--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


              $15 per share based upon (for purposes of this fee calculation only) adjusted net asset value of consolidated entities)
--------------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:

              $121,463,086
--------------------------------------------------------------------------------
       (5)  Total fee paid:

              $24,293
--------------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a))(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

            - 0 -
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement to:

            N/A
--------------------------------------------------------------------------------
     (3)  Filing Party:

            N/A
--------------------------------------------------------------------------------
     (4)  Date Filed:

            N/A
--------------------------------------------------------------------------------

The Related General        Goodkind Labaton            Milberg Weiss Bershad
 Partners                   Rudoff & Sucharow LLP       Hynes & Lerach LLP
625 Madison Avenue         100 Park Avenue             One Pennsylvania Plaza
New York, New York 10022   New York, New York 10017    New York, New York 10119


                                                        June 18, 1997



Dear Investor:

     Enclosed you will find a notice and a solicitation statement concerning a proposed settlement of a pending class action that affects units you own in one or more of the following partnerships: Summit Insured Equity L.P.; Summit Insured Equity L.P. II; Summit Preferred Equity L.P.; and Eagle Insured L.P. (the "Diversified Funds"). As part of the proposed settlement, if it is approved by the Court after a hearing to be held on August 28, 1997, the four currently separate Diversified Funds will be reorganized into a single real estate investment trust, which will be approved for listing on the American Stock Exchange (or other national exchange or market) upon official notice of issuance prior to consummation of the proposed reorganization.


     The terms, conditions, risks and benefits of the proposed settlement and reorganization are described in detail in the enclosed notice and solicitation statement, which you are urged to read carefully. The Related General Partners and Plaintiffs' Class Counsel recommend approval of the settlement as fair and reasonable and in the best interests of the investors. If for any reason you disagree and wish to object, the procedure for doing so is described in the enclosed notice and solicitation statement. If you approve of the settlement, you do not have to do anything to indicate such approval.


     For additional information, you may call: Related Capital Company (Investor Services Department) at 800-600-6422 for information about the reorganization; or write to counsel for the plaintiff class in In re Prudential Securities Incorporated Limited Partnerships Litigation, M.D.L. No. 1005 (S.D.N.Y.) at the address set forth above for information about the settlement.






                                                    Sincerely,

Milberg Weiss Bershad Hynes & Lerach LLP            Related Insured Equity Associates, Inc.
 by Melvyn I. Weiss, Esq.                           RIDC II, L.P.
   -and-                                            Related Equity Funding Inc.
Goodkind Labaton Rudoff & Sucharow LLP              Related Federal Insured L.P.
 by Lawrence A. Sucharow, Esq.
                                                    The Related General Partners
 Class Counsel Co-Chairmen

                            SOLICITATION STATEMENT
                              AEGIS REALTY, INC.

     This Solicitation Statement is being provided to the limited partners and holders of beneficial unit certificates representing assignments of limited partnership interests (collectively, the "BUC$holders"), of Summit Insured Equity L.P. ("Insured I"), Summit Insured Equity L.P. II ("Insured II"), Summit Preferred Equity L.P. ("Summit Preferred") and Eagle Insured L.P. ("Eagle") (each, a "Partnership" and, collectively, the "Partnerships") pursuant to a preliminary order, dated December 31, 1996 (the "Order"), of the United States District Court for the Southern District of New York (the "Court") issued in connection with the proposed settlement of class action litigation (the "Litigation") captioned In re Prudential Securities Incorporated Limited Partnerships Litigation brought on behalf of the BUC$holders. The Litigation named as defendants Prudential Securities Incorporated ("PSI"), Prudential-Bache Properties, Inc., a general partner of the Partnerships (the "P-B General Partner"), and affiliates of Related Capital Company ("Related") that also serve as general partners of the Partnerships (the "Related General Partners"). PSI and the P-B General Partner have previously settled claims against them in the Litigation; the proposed settlement relates to the settlement of the causes of actions against the Related General Partners (the "Related Settlement").

     Pursuant to the Related Settlement, among other matters, the Partnerships would be consolidated (the "Consolidation") into Aegis Realty, Inc. (the "Company"), a newly formed Maryland corporation (i) that intends to qualify as a real estate investment trust ("REIT") for tax purposes and (ii) whose common stock will be approved for listing on the American Stock Exchange (or other national exchange or market) prior to the consummation of the Consolidation. Pursuant to the Consolidation, the Company will issue shares ("Shares") of its par value $.01 per share common stock ("Common Stock") which will be allocated to each BUC$holder and the Related General Partner and its affiliates based upon his or its proportionate interest in the Shares allocated to his or its Partnership in the Consolidation. The allocation of Shares among the Partnerships was made by the Related General Partners based on the relative adjusted net asset values (the "Adjusted Net Asset Value") of each Partnership. For the purpose of determining Adjusted Net Asset Values, the Related General Partners utilized, in part, the letter of value appraisals prepared by Jones Lang Wootton USA as of October 1, 1995, to independently appraise the value of the real properties in which each Partnership has a direct or indirect interest and adjusted such appraised values based on certain qualitative factors. Oppenheimer & Co., Inc. has issued its fairness opinion that the Consolidation, including the allocation of Shares among the Partnerships, is fair, from a financial point of view, to the BUC$holders of each Partnership.

     The Consolidation involves certain risks that should be considered by BUC$holders. See "RISK FACTORS" beginning on page 20 of this Solicitation Statement. In particular, BUC$holders should consider the following:



[bullet] The comparative analysis prepared by the Related General Partners to assist BUC$holders in analyzing the Consolidation indicates that, based on a variety of assumptions, the estimated going concern and liquidation values exceed the lowest estimated market value of the Shares.

[bullet] Uncertainty as to prices at which the Shares will trade and the possibility that such prices will be below the proportionate Adjusted Net Asset Value of the assets exchanged for Shares.

[bullet] The Consolidation involves a fundamental change in the nature of a BUC$holder's investment from (i) an investment in a finite-life entity, in which a BUC$holder will receive liquidating distributions based upon the net proceeds from the sale of the entity's assets, to
          (ii) an investment in an infinite-life entity that will be able to issue additional equity securities and reinvest asset sale proceeds and mortgage repayments and in which a BUC$holder who receives Shares will recover his investment not from liquidating distributions but rather from the sale of such Shares. In addition, BUC$holders will own an interest in a Company with a portfolio of assets which is different from, and more varied than, the type of assets in which they originally invested.

[bullet] The Consolidation involves potential conflicts of interest from the Related General Partners and the Advisor receiving consideration and economic benefits with respect to the Consolidation.

[bullet] Although the pro forma financial information provides three possible scenarios of participation among the Partnerships, the pro formas do not analyze all of the several potential scenarios of Partnership participation and the resulting uncertainty will prevent BUC$holders from fully evaluating the Company's potential financial strength or asset base in determining whether or not to object to the Consolidation. See "PRO FORMA FINANCIAL INFORMATION."

[bullet] Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, a Partnership will participate in the Consolidation unless BUC$holders holding more than 33 1/3% of the outstanding Units in such Partnership object to the Consolidation. Participation by a Partnership in the Consolidation will bind all BUC$holders, including BUC$holders that object to the Consolidation.

[bullet] BUC$holders in Participating Partnerships who object to the Consolidation do not have the right to receive cash based on an appraisal of their interests in the Participating Partnerships or otherwise.

[bullet] The Company will be allowed to incur debt of up to 50% of its Total Market Value, as defined below (measured at the time such debt is incurred), and will be more highly leveraged than the Partnerships, two of which are presently debt-free and the

                                                          (Cover Page Continued)


          other two of which have immaterial amounts of debt outstanding. An increase in debt may increase the risk of default in the Company's obligations.

[bullet] The Company will have the ability to offer additional shares of its Common Stock or other equity or debt securities in exchange for money, property or otherwise. Stockholders will have no preemptive right to acquire any such securities, and any such issuance of equity securities could result in dilution of a Stockholder's investment in the Company.

[bullet] Regardless of the initial level of distributions by the Company, there is no guarantee with respect to the level of future distributions.

[bullet] The Consolidation will result in expenses to the Company, currently estimated to be approximately $1,205,000, or approximately .99% of the total Adjusted Net Asset Value, as defined below, of the Company (based on the aggregate Adjusted Net Asset Values assigned to the Partnerships in the Consolidation, and assuming 100% Participation).

[bullet] The Company will be subject to corporate income tax if it fails to qualify as a REIT.


     The Court's Order, among other matters, (a) certified for purposes of settlement, two classes consisting of (i) all BUC$holders (the "Equitable Class") and (ii) generally, all persons that purchased Units, as defined below, in certain partnerships sponsored by PSI or its affiliates between January 1, 1980 and June 8, 1994, regardless of whether they currently hold Units (the "Monetary Class"), and (b) preliminarily approved the Related Settlement pursuant to the Stipulation of Settlement (the "Settlement Stipulation") entered into by the Related General Partners and certain other parties to the Litigation. The Settlement Stipulation generally provides for the settlement, discharge and release of all claims against the Related General Partners in exchange for certain benefits to the two classes.

     The Related Settlement consists of the two parts: a monetary settlement (the "Monetary Settlement") for the benefit of the Monetary Class and an equitable settlement (the "Equitable Settlement") for the benefit of the Equitable Class. This Solicitation Statement provides information with respect to the Equitable Settlement.

     Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, unless the BUC$holders of a Partnership holding more than 33 1/3% of the outstanding limited partnership interests and beneficial unit certificates representing assignments of limited partnership interests (collectively, the "Units") object to the participation of that Partnership, that Partnership will participate (each, a "Participating Partnership" and, collectively, the "Participating Partnerships"), in the Consolidation whereby the Units held by all BUC$holders of a Participating Partnership will be exchanged for Shares of the Company thereby combining the Participating Partnerships into the Company.

     Equitable Class Members may not individually opt out of the Equitable Settlement or the Consolidation. If, however, either (a) BUC$holders holding 1/3 or more of the Units of a particular Partnership object to that Partnership participating in the Consolidation, or (b) the Court does not approve of any particular Partnership participating in the Consolidation, then that Partnership will not participate in the Consolidation.

     In connection with the Consolidation, immediately following the exchange by the BUC$holders of the Participating Partnerships of their Units for Shares, Related Aegis LLC, a newly formed affiliate of Related, will acquire the general partner interests of the P-B General Partner in each of the Participating Partnerships (the "P-B Interests") and the P-B General Partner will withdraw as a general partner of the Partnerships. One-half of the P-B Interests will be contributed back to the Participating Partnerships by Related Aegis LLC, resulting in the BUC$holders of the Participating Partnerships ultimately owning a greater percentage of the Shares than would otherwise be the case if Related Aegis LLC did not make such a contribution. Related Aegis LLC will then transfer to the Company the remaining one-half of the P-B Interests in exchange for Shares. The Related General Partners will also transfer to the Company their general partner interests in the Participating Partnerships in exchange for Shares (other than with respect to Insured I and Insured II in which the Related General Partner's general partner interest will be converted into a limited partner interest). The Participating Partnerships (other than Insured I and Insured II which will remain in existence) will then dissolve and the assets of such Participating Partnerships will be distributed to the Company as the sole BUC$holder. The Company will assume all of the liabilities of the Participating Partnerships which are dissolved.

     Related Aegis LLC will also serve as the advisor (the "Advisor") to the Company pursuant to an advisory agreement (the "Advisory Agreement") that will provide for, among other things, the Advisor to provide services to the Company consistent with those currently provided to the Partnerships by the Related General Partners and the P-B General Partner (collectively, the "General Partners") and for annual fees to the Advisor that will be approximately 25% lower than those currently payable by the Partnerships to the General Partners.


     If all of the Partnerships participate in the Consolidation ("100% Participation"), (i) the Company and its affiliates will initially own direct or indirect interests in 14 neighborhood shopping centers, two garden apartment complexes and three participating FHA co-insured mortgage loans, and (ii) the Company will issue an aggregate of 8,097,539 Shares which will be allocated to each BUC$holder, the Related General Partners and the Advisor based upon his or its proportionate interest in the Shares allocated to his or its Partnership in the Consolidation. Based on such allocation, the 8,097,539 Shares will be issued as follows: (i) 8,006,614 (or, approximately 98.88%, assuming the Advisor and the Related General Partners have exercised the Conversion Option, as defined below, with respect to the Insured

                                                          (Cover Page Continued)


LP Interests) to the BUC$holders and (ii) 90,925 (or, approximately 1.12%) of which will be issued, or reserved for issuance, to the Related General Partners and the Advisor.


     Consummation of the Consolidation is conditioned upon, among other things,
(i)(a) participation in the Consolidation by Insured I and either Insured II or Eagle and (b) the Related General Partners' agreement to proceed with the Consolidation notwithstanding that there is less than 100% Participation (collectively, "Minimum Participation") and (ii) Court approval of the Consolidation and the Related Settlement after a fairness hearing (the "Fairness Hearing") that is scheduled for 10:30 a.m. on August 28, 1997 at United States Courthouse, 40 Centre Street, New York, New York 10007, Courtroom 1305. See "THE CONSOLIDATION AND RELATED TRANSACTIONS--The Consolidation--Conditions to the Consolidation."

     This Solicitation Statement is first being mailed to BUC$holders by the Related General Partners and the Company on or about June 18, 1997.



    NEITHER THE CONSOLIDATION NOR THE ISSUANCE OF SHARES HAS BEEN APPROVED OR
       DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
           SECURITIES COMMISSION. NEITHER THE SECURITIES AND EXCHANGE
            COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED
              UPON THE FAIRNESS OR MERITS OF THE CONSOLIDATION, NOR
                HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
              STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
                 OR ADEQUACY OF THIS SOLICITATION STATEMENT; ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE CONSOLIDATION; ANY REPRESENTATION TO THE
                              CONTRARY IS UNLAWFUL.

     OBJECTIONS TO THE CONSOLIDATION MAY BE DELIVERED TO THE RELATED GENERAL
                     PARTNERS UNTIL 5:00 P.M., EASTERN TIME

                      ON AUGUST 18, 1997, UNLESS EXTENDED.


      BUC$HOLDERS ALSO HAVE THE OPPORTUNITY TO OBJECT TO THE CONSOLIDATION
                       AT THE SETTLEMENT FAIRNESS HEARING.

                     THE RELATED GENERAL PARTNERS RECOMMEND
   THAT BUC$HOLDERS NOT OBJECT TO THE CONSOLIDATION. COUNSEL FOR PLAINTIFFS IN
        THE CLASS ACTION SUPPORT THE CONSOLIDATION AS PART OF THE RELATED
                                   SETTLEMENT.

           BUC$HOLDERS THAT WISH TO OBJECT TO THE CONSOLIDATION SHOULD
                 PROVIDE NOTICE OF SUCH OBJECTION TO THE RELATED
           GENERAL PARTNERS AT THE ADDRESS BELOW, AS SOON AS POSSIBLE.

                         BUC$HOLDERS THAT DO NOT WISH TO
                           OBJECT TO THE CONSOLIDATION
                               SHOULD DO NOTHING.

                ALL QUESTIONS AND INQUIRIES SHOULD BE DIRECTED TO
                             RELATED CAPITAL COMPANY
                               625 MADISON AVENUE
                               NEW YORK, NY 10022
                            TELEPHONE (800) 600-6422

                     ATTENTION: INVESTOR SERVICES DEPARTMENT


            The date of this Solicitation Statement is June 18, 1997.

                              AVAILABLE INFORMATION


     The Partnerships are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are required to file reports and other information with the Securities and Exchange Commission (the "Commission"), 450 Fifth Street N.W., Washington, D.C. 20549. For further information concerning the Partnerships, please refer to the reports of the Partnerships filed under the Exchange Act, copies of which may be examined without charge at, or obtained upon payment of prescribed fees from, the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and which will also be available for inspection and copying at the regional offices of the Commission located at 7 World Trade Center, Suite 1300, New York, New York 10048 and at its web site (http://www.sec.gov) and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. The Commission maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.


     Statements contained in this Solicitation Statement as to the contents of any agreement or other document which are referenced in this Solicitation Statement are not necessarily complete, and each such statement is qualified in its entirety by reference to the full text of such agreement or document, copies of which may be obtained from the Related General Partners without charge. In addition, copies of the latest Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for each of the Partnerships may also be obtained from the Related General Partners without charge. All requests should be directed to Related Capital Company, 625 Madison Avenue, New York, NY 10022; Telephone (800) 600-6422, Attention: Investor Services Department.

     Upon consummation of the Consolidation, the Company will be required to file reports and other information with the Commission pursuant to the Exchange Act. In addition to applicable legal or American Stock Exchange requirements, if any, holders of the Common Stock will receive semi-annual reports containing unaudited financial statements and annual reports containing audited financial statements with a report thereon by the Company's independent auditors. If a Partnership does not participate in the Consolidation, such Partnership will continue to file reports and other information with the Commission, as required by law, and will continue to furnish reports to BUC$holders.


                             CAUTIONARY STATEMENT

     INFORMATION CONTAINED IN THIS SOLICITATION STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "EXPECT," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THE CAUTIONARY STATEMENTS SET FORTH UNDER THE CAPTION "RISK FACTORS" AND ELSEWHERE IN THE SOLICITATION STATEMENT IDENTIFY IMPORTANT FACTORS WITH RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                               TABLE OF CONTENTS

                                                                           Page
                                                                          -----

SUMMARY ..............................................................         1
  The Consolidation ..................................................         1
     Conditions to the Consolidation .................................         1
     Allocation of Shares ............................................         2
     Purchase of P-B General Partner's Interest ......................         2
     Restrictions on Transfers and other Activities Prior
      to Final Approval of Consolidation .............................         2
  Risk Factors .......................................................         2
     Lowest Estimated Market Value of Shares is
      Less Than Estimated Going Concern and Liquidation Values .......         2
     Market Price May Decrease after Consolidation ...................         2
     Fundamental Change in Nature of Investment ......................         2
     Conflicts of Interest of Related General Partners ...............         3
     Uncertain Capital Structure Prior to Objection Deadline .........         3
     Less Than Majority in Interest Will Bind All BUC$holders
      in a Partnership ...............................................         3
     No Cash Paid to Objecting BUC$holders ...........................         3
     Risk of Increased Leverage ......................................         3
     Possible Dilutive Effect Arising from Shares
      Available for Future Sale ......................................         3
     Risk of Lower Distributions .....................................         3
     Consolidation Expenses will Reduce Cash of the Company ..........         3
     Tax Consequences of Failure to Qualify as a REIT ................         4
     Risk of Improper Allocation of Shares ...........................         4
     Negative Impact of Being an Advised REIT ........................         4
  The Company ........................................................         4
     General .........................................................         4
     Management ......................................................         4
     Organization ....................................................         4
     Business and Objectives .........................................         5
     Common Stock ....................................................         5
  Background .........................................................         5
     History of the Partnerships .....................................         5
     History of Related ..............................................         6
  Related General Partners' Reasons for Recommending
   the Consolidation .................................................         6
     Liquidity .......................................................         6
     Increased Percentage of Distributions ...........................         6
     Reduced Fees and Expenses .......................................         7
     Increased Distributions .........................................         7
     Increase in Trading Value of Shares .............................         7
     Ability to Raise Capital ........................................         7
     Growth ..........................................................         8
     Diversification .................................................         8
     Withdrawal of P-B General Partner as a General
      Partner/Equity Holder ..........................................         8
     Limited Liability ...............................................         8
  Fairness of the Consolidation ......................................         8
     Recommendation of the Related General Partners ..................         8
     Fairness Opinion ................................................         8
  The Advisory Agreement .............................................         8
  Objection Procedures ...............................................         9
  Appraisal Rights ...................................................        10
  Alternatives to the Consolidation ..................................        10
     Continuation of Partnerships ....................................        10
     Liquidation .....................................................        10
  Comparison of Alternatives to the Consolidation ....................        10
  Conflicts of Interest ..............................................        12
     Related General Partners ........................................        12
     Class Counsel ...................................................        12

                                TABLE OF CONTENTS
                                   (Continued)

  Distribution Policy ................................................        12
  Federal Income Tax Considerations ..................................        13
  Accounting Treatment ...............................................        13
  Selected Financial Data ............................................        13
  Comparison of Partnership Units and Company Shares .................        16
  Non-Participating Partnerships .....................................        19

RISK FACTORS .........................................................        20
  Risks Relating to the Consolidation ................................        20
     Lowest Estimated Market Value of Shares is Less Than
      Estimated Going Concern and Liquidation Values .................        20
     No Prior Market for Common Stock; Market Price
      May Decrease After Consolidation ...............................        20
     Risks Related to the Differences in the Business and
      Investment Objectives Between the Company and the
      Partnerships ...................................................        20
     Potential Conflicts of Interest of Related General
      Partners .......................................................        21
     Potential Conflicts of Interest Due to Competition
      with Affiliates ................................................        21
     Potential Conflict of Interest of Class Counsel .................        21
     Uncertain Capital Structure Prior to Objection Deadline .........        22
     Less than Majority in Interest Will Bind All
      BUC$holders in a Partnership ...................................        22
     No Cash Paid to Objecting BUC$holders ...........................        22
     Relinquishment of Rights from Court Approval
      of Related Settlement ..........................................        22
     Risk of Increased Leverage ......................................        22
     Risk of Lower Distributions .....................................        23
     Consolidation Expenses Will Reduce the Cash of the
      Company Available for Distribution to Stockholders .............        23
     Tax Consequences of Failure to Qualify as a REIT ................        23
     Risk of Improper Allocation of Shares ...........................        23
     Contingent or Undisclosed Liabilities ...........................        23
     Loss of Relative Voting Power by BUC$holders ....................        24
     Negative Impact of Being an Advised REIT ........................        24
     The Consolidation Will Require Participating BUC$holders
      to Forego Alternatives to the Consolidation ....................        24
     Board of Directors May Change Investment Policies ...............        24
     Lack of Operating History .......................................        24
     Risks Related to Anti-takeover Provisions .......................        24
     Possible Dilutive Effect Arising from Shares Available
      for Future Sale and Shares to Be Issued to
      Class Counsel Pursuant to the Settlement .......................        26
  Risks Relating to the Business of the Company ......................        26
     General Risks Associated with Commercial Real Estate ............        26
     Risk of Interest Rate Increases .................................        26
     Possible Inability to Achieve Growth ............................        26
     Risks Associated with Renovation and Redevelopment ..............        27
     Risk of Not Achieving Investment Objectives .....................        27
     Reliance Upon Major Tenant ......................................        27
     Competition .....................................................        27
     Uninsured Loss ..................................................        27
     Environmental Laws May Impose Additional Liability ..............        27
     Possible Changes in Tax Laws ....................................        28
     Status of the Company Under ERISA ...............................        28
     Potential Liability Under the Americans With
      Disabilities Act ...............................................        28

BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION ..........        28
  History of the Partnerships ........................................        28
     Formation .......................................................        28
     The Related General Partners' Management of the Partnerships ....        28
     Historical Information and Achievement of Objectives ............        28
     Insured I .......................................................        29


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                                TABLE OF CONTENTS
                                   (Continued)

     Insured II  .....................................................        29
     Summit Preferred  ...............................................        29
     Eagle ...........................................................        29
     Recent Tender Offer for Insured I ...............................        30
  Description of the Litigation  .....................................        30
  The Related Settlement .............................................        30
     History of Settlement Negotiations  .............................        30
     Summary of Related Settlement; Effect on Rights of
      BUC$holders.....................................................        32
     Right to Terminate  .............................................        32
     Consolidation Approval Procedure  ...............................        32
  Class Counsel  .....................................................        33
  Alternatives to the Consolidation  .................................        33
  Continuation of the Partnerships ...................................        34
     Benefits of Continuation  .......................................        34
     Detriments of Continuation  .....................................        34
     Valuation Comparison  ...........................................        34
  Liquidation of the Partnerships  ...................................        34
     Benefits of Liquidation .........................................        34
     Detriments to Liquidation .......................................        34
     Potential Acquisition of Partnership Assets by a REIT ...........        35
     Valuation Comparison  ...........................................        35
  Benefits of, and Reasons for, the Consolidation  ...................        35
     Increase in Liquidity ...........................................        35
     Increased Distributions .........................................        35
     Reduction in Aggregate Annual Fees  .............................        35
     Increase in Trading Value of Shares .............................        36
     Ability to Raise Capital  .......................................        37
     Growth  .........................................................        37
     Diversification .................................................        37
     Withdrawal of P-B General Partner as a General
      Partner/Equity Holder ..........................................        37
     Limited Liability ...............................................        37
     Cash Flow   .....................................................        37
     Sales and Refinancing Proceeds  .................................        37
     Market Attractiveness ...........................................        37
     Reduction in Administrative Costs; Simplified Administration  ...        37
     Benefits to Certain Taxable Investors ...........................        38
     Benefits to Tax-Exempt Stockholders .............................        38
     Simplified Income Tax Reporting .................................        38
  Consequences if Consolidation Not Completed  .......................        38
  Disadvantages of the Use of Corporate Form .........................        38

THE CONSOLIDATION AND RELATED TRANSACTIONS ...........................        39
  The Consolidation  .................................................        39
     Exchange of Units ...............................................        39
     General Partner Interests .......................................        39
     Amendments to Partnership Agreements of Insured I and Insured II         39
     Other Amendments  ...............................................        40
     Recommendation of the Related General Partners and Class Counsel         40
     Objections Required to Prevent Consolidation  ...................        40
     Minimum Participation Requirement ...............................        40
     Conditions to the Consolidation .................................        40
     Allocation of Shares  ...........................................        41
     Appraisals and Fairness Opinion .................................        41
     Accounting Treatment  ...........................................        41
     No Fractional Shares  ...........................................        41
     Taxable Gain or Loss  ...........................................        41
     Effect of Consolidation on Objecting BUC$holders.................        42


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                                       TABLE OF CONTENTS
                                          (Continued)

     Effect of Consolidation on Non-Participating Partnerships  ......        42
     Title Insurance  ................................................        42
     Representations and Warranties ..................................        42
     Legal Proceedings  ..............................................        42
     Environmental Matters  ..........................................        42
  Related Transactions  ..............................................        43
  Purchase Agreement between Related and the P-B General Partner  ....        43
     Overview ........................................................        43
     Covenants as to Voting of Units, Tender Offers ..................        43
     Conditions to Closing; Court Approval  ..........................        43
  Withdrawal of the P-B General Partner ..............................        43
  Consolidation Expenses  ............................................        44

FAIRNESS  ............................................................        44
  General Partners' Belief as to Fairness ............................        44
     Related General Partners ........................................        44
     P-B General Partner  ............................................        45
  Material Factors Underlying Belief as to Fairness ..................        45
     Negotiation of Related Settlement; Court Approval  ..............        45
     Appraisals ......................................................        45
     Fairness of Allocations  ........................................        45
     Allocation of Shares ............................................        45
     Fairness Opinion ................................................        46
     Court Approval of Fairness ......................................        46
  Comparison of Benefits and Detriments of Alternatives to the
   Consolidation  ....................................................        46
     Continuation ....................................................        46
     Liquidation  ....................................................        46
  Fairness in View of Conflicts of Interest ..........................        47
     Related General Partners ........................................        47
     Class Counsel  ..................................................        47
  Fairness of Allocations ............................................        47
     Impact of Consolidation on Expected Distributions
      to Stockholders  ...............................................        47
     Distribution of Shares to BUC$holders, Related General
      Partners and the Advisor in Proportion to Interests in
      the Partnerships ...............................................        48
  Fairness to Non-Participating Partnerships  ........................        48
     Allocation of Consolidation Expenses ............................        48
     Continuance of Non-Participating Partnerships  ..................        48
  Comparison of Alternatives to the Consolidation ....................        48
     General  ........................................................        48
  Summary of Comparative Valuation Alternatives ......................        49
     Conclusion ......................................................        49
     Estimated Market Value of Shares ................................        50
     Going-Concern Value  ............................................        53
     Liquidation Values ..............................................        54
     Comparative Analysis of Values ..................................        55
     Secondary and Market Prices for Units  ..........................        55
     Recent Tender Offer for Insured I  ..............................        55
  Distribution Comparison ............................................        55
  Compensation, Reimbursements and Distributions to the
   Related General Partners  .........................................        56

ALLOCATION OF SHARES  ................................................        59
  Overview  ..........................................................        59
  Explanation of Allocations  ........................................        59
     Allocation among the Partnerships  ..............................        59
     Allocation among the BUC$holders, the Related
      General Partners and the Advisor ...............................        59

                                      TABLE OF CONTENTS
                                         (Continued)

  Determination of Adjusted Net Asset Value ..........................        60
     Valuations ......................................................        60
     Possible Revisions to Valuations ................................        60

FAIRNESS OPINION AND APPRAISALS ......................................        61
  Fairness Opinion  ..................................................        61
     General  ........................................................        61
     Information Reviewed ............................................        61
     Assumptions, Limitations and Qualifications  ....................        62
     Summary of Analysis and Methodology  ............................        62
     Liquidation Analysis--Discounted Cash Flow Analysis--Insured I
      and Insured II  ................................................        63
     Liquidation Analysis--Capitalization Rate Valuation
      Analysis--Summit Preferred .....................................        63
     Discounted Cash Flow Analysis--Eagle ............................        63
     Continuation of the Partnerships--Valuation of the
       Partnerships on a Continuing Basis ............................        64
     Valuation of the Company--Consolidation of the Partnerships
       into the Company--Comparative Company Analysis  ...............        65
     Valuation of the Company--Consolidation of the Partnerships
       into the Company--Discounted Cash Flow Analysis  ..............        66
     Allocation of Shares in the Consolidation  ......................        66
     Conclusions  ....................................................        67
  Appraisals  ........................................................        67
     General  ........................................................        67
     Methodology  ....................................................        67
     Summary of Analysis  ............................................        67
     Conclusions as to Value  ........................................        69
     Assumptions, Limitations and Qualifications of Appraisals  ......        69
  Compensation and Material Relationships ............................        70

COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND
 BUC$HOLDERS OF THE PARTNERSHIPS .....................................        71

THE COMPANY ..........................................................        80
  Overview  ..........................................................        80
  Ownership Structure ................................................        80
  Assets and Operations ..............................................        81
     Retail Properties  ..............................................        81
     Insurance Coverage ..............................................        82
     Residential Properties ..........................................        83
     Pinehurst Partnership  ..........................................        83
     Chateau Creste Partnership ......................................        83
     Participating FHA Co-Insured Mortgage Loans  ....................        84
  Structure of Mortgage Loans and Equity Loans  ......................        84
     Co-Insurance ....................................................        84
     Base and Additional Interest ....................................        84
     Term ............................................................        84
  Description of Existing Indebtedness  ..............................        85
     New York Life Loan ..............................................        85
     Principal Mutual Loan  ..........................................        85
     Consolidation Expenses Loan  ....................................        85
  Internal Growth ....................................................        85
  Business and Investment Objectives and Operating Strategies ........        85
  Distribution Policy ................................................        86
  Investment Policies ................................................        86
  Financing Policies  ................................................        87
  Disposition of Properties ..........................................        87

                                TABLE OF CONTENTS
                                   (Continued)

  Policies with Respect to Other Activities  .........................        87
  Change in Policies   ...............................................        87
  Employees  .........................................................        87

OBJECTION PROCEDURES .................................................        88
  Time of Objecting and Record Date  .................................        88
  Objection Notice ...................................................        88
  Revocability of Objection  .........................................        88
  No Right of Appraisal  .............................................        88
  Information Services ...............................................        88

DESCRIPTION OF COMMON STOCK  .........................................        89
  General  ...........................................................        89
  Listing, Price and Trading .........................................        89
  Restrictions on Ownership and Transfer .............................        89
  Conversion Option  .................................................        91

SHARES ELIGIBLE FOR FUTURE SALE  .....................................        91

CERTAIN PROVISIONS OF MARYLAND LAW AND THE CHARTER
 AND BYLAWS  .........................................................        92
  General  ...........................................................        92
  Additional Classes and Series of Stock .............................        92
  Advance Notice of Director Nominations and New Business  ...........        92
  Non-Applicability of Certain Statutory Anti-Takeover
   Provisions  .......................................................        92
     Business Combinations ...........................................        92
     Control Share Acquisitions  .....................................        93
     Amendment or Rescission of Exemptions ...........................        93
  Change of Control; Anti-Takeover Provisions  .......................        93
  Amendment of Charter ...............................................        93
  Number of Directors; Removal; Filling Vacancies  ...................        93
  Indemnification and Limitation of Liability  .......................        94
     Officers and Directors  .........................................        94
     The Withdrawing/Terminated General Partners .....................        95

CONFLICTS OF INTEREST  ...............................................        95
  General  ...........................................................        95
  Conflicts of Interest of the Related General Partners  .............        96
     Substantial Benefits to Related General Partners  ...............        96
  Conflicts of Interest of the Company ...............................        96
     Future Dealings With Related General Partners
      and Affiliates  ................................................        96
     Initial Company Directors and Officers  .........................        97
  Competition with Affiliates of the Company .........................        97
  Conflicts of Interest of Class Counsel .............................        97

FINANCIAL INFORMATION  ...............................................        98
  Index to Financial Information .....................................        98
  Selected Financial Data  ...........................................       101

PRO FORMA FINANCIAL INFORMATION  .....................................       104

FEDERAL INCOME TAX CONSIDERATIONS  ...................................       226
  General  ...........................................................       226
  Opinions of Counsel  ...............................................       226
  Certain Tax Differences Between the Ownership of
    the Units and Shares .............................................       226
  Tax Consequences of the Consolidation  .............................       227
     Consequences to Participating Partnerships
      and BUC$holders ................................................       227
     Consequences to Company .........................................       228
  Taxation of the Company  ...........................................       228
     General .........................................................       228

                                TABLE OF CONTENTS
                                   (Continued)

     Requirements for Qualification ..................................       229
     Income Tests ....................................................       229
     Asset Tests  ....................................................       230
     Restrictions on Ownership  ......................................       230
     Annual Distribution Requirements ................................       230
     Taxation of Real Estate Investment Trusts  ......................       231
  Failure to Qualify as a REIT  ......................................       231
  Tax Aspects of the Company's Investment in Insured I
   and Insured II ....................................................       231
     Entity Classifications ..........................................       232
  Sale of Properties  ................................................       232
  Taxation of Taxable Domestic Stockholders ..........................       232
  Taxation of Stockholders on the Disposition
   of the Common Stock ...............................................       232
  Backup Withholding  ................................................       233
  Taxation of Tax-Exempt Stockholders ................................       233
  Taxation of Foreign Stockholders  ..................................       233
  State Tax Consequences and Withholding  ............................       234

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  ......       235
  Security Ownership of Certain Beneficial Owners ....................       235
     Class Counsel  ..................................................       235
  Security Ownership of Management  ..................................       235

MANAGEMENT  ..........................................................       236
  Directors and Executive Officers of the Company ....................       236
  Committees of the Board of Directors  ..............................       238
     Audit Committee  ................................................       238
     Compensation Committee ..........................................       238
  The Advisor ........................................................       238
  Summary of the Advisory Agreement ..................................       239
  Description of Incentive Stock Option Plan  ........................       240

EXECUTIVE COMPENSATION  ..............................................       241
  Executive Officers of the Company ..................................       241
  Directors   ........................................................       241

INDEPENDENT AUDITORS  ................................................       241

LEGAL MATTERS ........................................................       241

GLOSSARY  ............................................................       242

APPENDICES:
  APPENDIX A: Fairness Opinion  ......................................       A-1
  APPENDIX B: Appraisal Summary   ....................................       B-1
  APPENDIX C: Financial Forecasts of Partnership/Company
               Operations   ..........................................       C-1
  APPENDIX D: Objection Notice  ......................................       D-1


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
                                    SUMMARY

     The following Summary is qualified in its entirety by the detailed information appearing elsewhere in this Solicitation Statement, including the appendix hereto. Unless the context otherwise requires, all references to the "Company" in this Solicitation Statement (i) include Aegis Realty, Inc. and Insured I and Insured II, which Partnerships will remain in existence as majority-owned subsidiaries of Aegis Realty, Inc. upon consummation of the Consolidation and (ii) assumes 100% Participation of the Partnerships in the Consolidation. See "GLOSSARY" for the definitions of certain of the capitalized terms used in this Solicitation Statement.

The Consolidation

     The Consolidation is being proposed by the Related General Partners and supported by Class Counsel as part of the Related Settlement.


     Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, unless the BUC$holders of a Partnership holding more than 33 1/3% of the outstanding Units object to the participation of that Partnership in the Consolidation (by timely delivery of a notice of objection in the form attached as Appendix D (an "Objection Notice") by the Objection Deadline), that Partnership will participate in the Consolidation whereby the Units held by all BUC$holders of a Participating Partnership ("Participating BUC$holders") will be exchanged for shares of Common Stock of Aegis Realty, Inc. In connection with the Consolidation, the assets and liabilities of the Participating Partnerships will be combined into the Company.


     Unlike most consolidation transactions in which investors are not independently represented in structuring or determining the terms and conditions of the transaction, the Consolidation is the result of extensive negotiations, under the auspices of the Court, between Related and Class Counsel, on behalf of the BUC$holders, in connection with the settlement of the Litigation. Class Counsel has negotiated a settlement that it considers fair and reasonable to, and in the best interests of, the BUC$holders.


     Class Counsel has also retained Oppenheimer & Co., Inc. ("Oppenheimer") to opine as to the fairness of the Consolidation, including the allocation of Shares among the Partnerships, from a financial point of view, to the BUC$holders of each Partnership (the "Fairness Opinion"). The allocation of Shares among the Partnerships was made by the Related General Partners based on the relative adjusted net asset value (the "Adjusted Net Asset Value") of each Partnership. For the purpose of determining Adjusted Net Asset Values, the Related General Partners utilized the letter of value appraisals (the "Appraisals") prepared by Jones Lang Wootton USA ("JLW USA"), as of October 1, 1995, to independently appraise the value of the real properties in which each Partnership has a direct or indirect interest (the "Appraised Values") and adjusted such Appraised Values based on certain qualitative factors.


     In addition, the Court has scheduled the Fairness Hearing at which time (i) BUC$holders and other Class Members may appear before the Court and object to any aspect of the Related Settlement, including the Consolidation (notwithstanding a BUC$holder's failure to deliver an Objection Notice by the Objection Deadline), (ii) the Related General Partners will provide the Court with a tabulation of the number of Units held by BUC$holders in each Partnership that have objected to the Consolidation and (iii) the Court will either (x) approve the Related Settlement or (y) notwithstanding satisfaction of the Minimum Participation requirement and all other conditions to consummation of the Consolidation, not approve the Related Settlement.


     Assuming that all of the Partnerships participate in the Consolidation ("100% Participation"), upon consummation of the Consolidation (the "Effective Date"), (i) the BUC$holders of Insured I will receive 99.25% of the 4,071,745 Shares allocated to Insured I in the Consolidation, and the applicable Related General Partner and the Advisor will receive an aggregate .75% limited partnership interest in Insured I, which interest is convertible into an aggregate of .75% of the Shares allocated to Insured I in the Consolidation,
(ii) the BUC$holders of Insured II will receive 98.5% of the 1,086,586 Shares allocated to Insured II in the Consolidation, and the applicable Related General Partner and the Advisor will receive an aggregate 1.5% limited partnership interest in Insured II, which interest is convertible into an aggregate of 1.5% of the Shares allocated to Insured II in the Consolidation, and (iii) the BUC$holders of Summit Preferred and Eagle will receive 98.5%, and the applicable Related General Partner and the Advisor will receive, in the aggregate, 1.5%, of the 615,144 and 2,324,064 Shares allocated to Summit Preferred and Eagle, respectively, in the Consolidation.

     Conditions to the Consolidation. The Company will not proceed to consummate the Consolidation unless, among other things, (i) the Minimum Participation requirement is met; (ii) the P-B General Partner withdraws as general partner of each Partnership and relinquishes its right to obtain an equity or other interest in the Company in respect of the P-B Interests; (iii) the Common Stock is approved for listing on the American Stock Exchange (or other national exchange or market) subject to notice of issuance; and (iv) the Court has issued its final order approving the Related Settlement, including the Consolidation (the "Final Order"). "Minimum Participation" means, collectively, (a) the participation in the Consolidation by Insured I and either Insured II or Eagle and (b) the waiver by the Related General Partners of their right under the Settlement Stipulation to not proceed unless there is 100% Participation.

     Allocation of Shares. Assuming 100% Participation in the Consolidation, the Shares to be issued in the Consolidation will be allocated among the Partnerships as follows:

                                          Percentage of      Number of
                          Adjusted         Aggregate           Shares
                          Net Asset       Adjusted Net      Allocated to
Partnership                 Value         Asset Value       Partnership
----------------------   --------------   ---------------   -------------
    Insured I              $ 61,076,169        50.28%         4,071,745
    Insured II               16,298,792        13.42%         1,086,586
    Summit Preferred          9,227,154         7.60%           615,144
    Eagle                    34,860,971        28.70%         2,324,064
                          -------------      -------          ----------
    TOTAL                  $121,463,086       100.00%         8,097,539
                          =============      =======          ==========

     See "ALLOCATION OF SHARES" for more detailed information regarding the allocation of Shares. Shares will be allocated to each BUC$holder, the Related General Partners and the Advisor in accordance with the respective Partnership Agreements and based upon their respective interests in distributions of cash flow from operations of the Partnership.


     Purchase of P-B General Partner's Interest. As part of the Consolidation, the Advisor will acquire the P-B Interests and the P-B General Partner will withdraw as a general partner of the Partnerships, in accordance with the terms and conditions of a purchase agreement, dated as of December 19, 1996 (the "P-B Purchase Agreement"), among the P-B General Partner, Related and other affiliates of Prudential. The Advisor will contribute one-half of the P-B Interests it acquires to the Participating Partnerships, resulting in the BUC$holders of such Partnerships ultimately owning a greater percentage of the Shares than would otherwise be the case if the Advisor did not make such a contribution. Pursuant to the P-B Purchase Agreement, the Advisor may, subject to the approval of the Court, acquire the P-B Interests whether or not the Consolidation is consummated. See "THE CONSOLIDATION AND RELATED TRANSACTIONS-- Related Transactions--Purchase Agreement between Related and the P-B General Partner--Overview."

     Restrictions on Transfers and other Activities Prior to Final Approval of Consolidation. Pending final approval of the Related Settlement, the Court's Order prohibits Class Members from (i) transferring their Units unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Consolidation or (iii) commencing a tender offer for the Units. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and (ii) providing the list of investors in any Partnership to any person conducting a tender offer.


     In addition, pursuant to the P-B Purchase Agreement, the P-B General Partner is not required to consummate the sale of the P-B Interests to Related if Related makes a tender offer for any Units (except in response to a third party tender offer) and Related has agreed not to tender, without the P-B General Partners' prior consent, for any Units or Shares for a period of one year from the Effective Date (except in response to a third party tender offer). Furthermore, if prior to the Effective Date, Related acquires Units in connection with a defensive tender offer, Related is obligated to offer such Units to the Company at a price equal to the tender price, including any borrowing or other costs incurred by Related to acquire the Units.

Risk Factors

     BUC$holders should carefully consider the matters disclosed under "RISK FACTORS" before deciding whether or not to object to the Consolidation. The following is a summary of the material risks and other adverse features of the Consolidation.

     Lowest Estimated Market Value of Shares is Less Than Estimated Going Concern and Liquidation Values. The comparative analysis prepared by the Related General Partners to assist BUC$holders in analyzing the Consolidation indicates that, based on such estimates which include a number of assumptions, the estimated going concern and liquidation values exceed the lowest estimated value of the Shares. See "FAIRNESS--Comparison of Alternatives to the Consolidation."

     Market Price May Decrease after Consolidation. Recently, equity securities issued in transactions comparable to the Consolidation have traded at a premium to the value of underlying assets. There is, however, substantial uncertainty as to the prices at which the Shares will trade and the possibility exists, that the trading price of the Shares may be lower than the proportionate Adjusted Net Asset Value assigned to the Partnerships in the Consolidation.

     Fundamental Change in Nature of Investment. The nature of each Participating BUC$holder's investment will change from (i) an interest in a finite-life entity holding a specified portfolio of real estate related assets that will be liquidated over time to (ii) an equity interest (i.e., shares of Common Stock), in an ongoing, infinite life company, that will reinvest the proceeds of asset sales and mortgage repayments and whose portfolio of real estate related assets will initially be more diversified than that of any single Partnership, but may be changed from time to time by the Company's Board of Directors without approval of Stockholders. If the Consolidation is consummated, a Stockholder's investment will be recovered not from proceeds of sales of Partnership assets, but from a sale of his Shares, either on the American Stock Exchange or in private transactions. In addition, BUC$holders will own an interest in a Company with a portfolio of assets which is different from, and more varied than, the type of assets in which they originally invested.


     Conflicts of Interest of Related General Partners. The Related General Partners initiated and participated in the structuring of the Consolidation and have certain conflicts of interest with respect to its completion. The Related General Partners have a financial interest in the consummation of the Consolidation, which creates an inherent conflict of interest in their recommending that BUC$holders not object to the Consolidation. The Related General Partners and their affiliates will realize certain economic benefits if the Consolidation is consummated, including the Advisor entering into the Advisory Agreement which is not cancelable for four years, other than for Cause. See "CONFLICTS OF INTEREST--Conflicts of Interest of the Related General Partners."

     Uncertain Capital Structure Prior to Objection Deadline. Although the pro forma financial information provides three possible scenarios of participation among the Partnerships, the pro formas do not analyze all of the several potential scenarios of Partnership participation and the resulting uncertainty will prevent BUC$holders from fully evaluating the Company's potential financial strength or asset base in determining whether or not to object to the Consolidation. See "PRO FORMA FINANCIAL INFORMATION."

     Less Than Majority in Interest Will Bind All BUC$holders in a Partnership. Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, a Partnership will participate in the Consolidation unless BUC$holders holding more than 33 1/3% of the outstanding Units in such Partnership object to the Consolidation. If a Partnership participates in the Consolidation, all BUC$holders of such Partnership, including BUC$holders who objected to the Consolidation (either by delivering an Objection Notice by the Objection Deadline or by objecting at the Fairness Hearing), will participate in the Consolidation. Under the applicable Partnership Agreements, if the Consolidation were not subject to a judicial determination and Court order following a Fairness Hearing, it could only be consummated by obtaining the approval of holders of a majority of the outstanding Units of each Participating Partnership. See "OBJECTION PROCEDURES."

     No Cash Paid to Objecting BUC$holders. BUC$holders who object to the Consolidation do not have a right to receive cash based on an appraisal of their Units in the Participating Partnerships or otherwise.

     Risk of Increased Leverage. Insured I and Insured II are the only Partnerships that currently have outstanding debt. Pursuant to the Charter, the Company is permitted to incur debt of up to 50% of the Company's Total Market Value (measured at the time such debt is incurred). Assuming 100% Participation, upon consummation of the Consolidation, the Company's indebtedness is anticipated to represent approximately 7.8% of the Company's Total Market Value. An increase in debt may increase the risk of default on the Company's obligations and, along with fluctuations in interest rates that may be applicable to the indebtedness of the Company, may reduce the cash flow available for distribution.

     Possible Dilutive Effect Arising from Shares Available for Future Sale. The Board of Directors of the Company will have the ability, without Stockholder approval, to offer additional shares of its Common Stock or other equity or debt securities in exchange for money, property or otherwise. In particular, the Company may issue shares to Class Counsel (as part of the Related Settlement) and to the Advisor (upon the exercise of certain options which may be granted to the Advisor). No prediction can be made as to the effect, if any, that future sales of Common Stock or the availability of such shares for future sale will have on the market price of the Common Stock. Future sales of substantial amounts of Common Stock (including Common Stock issued to Class Counsel) or the perception that such sales would occur, may adversely affect prevailing market prices for the Common Stock. Stockholders will have no preemptive right to purchase shares issued in any such offerings, and any such offerings might cause a dilution of a Stockholder's investment in the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT--Security Ownership of Certain Beneficial Owners" and "RISK FACTORS--Risk and Other Adverse Factors Relating to the Consolidation--Possible Dilutive Effect Arising from Shares Available for Future Sale."


     Risk of Lower Distributions. There is no guarantee with respect to the level of future cash distributions, and regardless of the initial level of such distributions, they could decline in the future to a level at which some Stockholders would receive lower distributions than they received prior to the Consolidation and lower than they would have received had the Consolidation not occurred. The Company's 1996 annual pro forma financial statements indicate that BUC$holders of Summit Preferred and Eagle would have received lower distributions (approximately 0.66% or $0.30 per $1,000 of original investment ("Original Investment") less than 1996 annual distributions for Summit Preferred and approximately 9.95% or $6.18 per $1,000 of Original Investment less than 1996 annual distributions for Eagle had the Consolidation occurred on January 1, 1996, with 100% Participation).

     Consolidation Expenses will Reduce Cash of the Company. Expenses of the Consolidation (the "Consolidation Expenses") are estimated to be approximately $1,205,000 or approximately .99% of the total Adjusted Net Asset Value of the Company (based on the aggregate Adjusted Net Asset Values of the Partnerships and assuming 100% Participation). The Company will borrow to pay the Consolidation Expenses which will reduce the Company's cash balances to the extent of payments on such debt. Funds used to pay

Consolidation Expenses (including with respect to any debt incurred to finance such expenses) would otherwise be available for distribution to Stockholders. See "RISK FACTORS--Consolidation Expenses."

     Tax Consequences of Failure to Qualify as a REIT. Failure of the Company to qualify as a REIT in any taxable year will (i) prevent deduction from its taxable income of amounts distributed to Stockholders as dividends, (ii) substantially reduce the amount available for distributions to Stockholders and
(iii) subject the Company to federal and state income tax on its taxable income at regular corporate rates. See "FEDERAL INCOME TAX CONSIDERATIONS--Failure to Qualify as a REIT."

     Risk of Improper Allocation of Shares. The allocation of Shares among Participating Partnerships is based upon the Adjusted Net Asset Values assigned to each such Partnership, which are based upon and subject to significant assumptions and limitations, and which are based, in part, on the Appraisals which necessarily include their own significant assumptions and limitations. Accordingly, there can be no assurance that the number of Shares allocated to each Participating Partnership reflects the relative values at which the assets of each such Partnership could be sold, the relative values at which the Units of each such Partnership could be sold, or that such Shares could be sold at a price equal to the Adjusted Net Asset Value assigned to such Shares. The risk of improper allocation of Shares passes through to Stockholders, each of whom, upon consummation of the Consolidation, will receive a pro rata percentage of the Shares allocated to the Participating Partnership in which such Stockholder held Units prior to the Consolidation.

     Negative Impact of Being an Advised REIT. The Company will be an externally advised REIT, rather than a self-administered REIT, which may have a negative impact on the value of the Common Stock. The Company believes that many investment bankers, brokerage firms, financial consultants, institutional investors and others believe that self-administered REITs are more favorably received in the equity markets. The Related General Partners, together with Class Counsel, explored the possibility of structuring the Company as a self-administered REIT. Such a structure would require the Company to purchase those operating divisions of Related necessary to support the activities of the Advisor. The purchase price for such a transaction is generally determined by applying a multiple to recurring and transaction income generated by the entity to be purchased. Because the Advisor is newly formed and has no operating history, and due to the potentially dilutive effect of issuing Shares to accomplish such structure, Related and Class Counsel were unable to establish a mutually agreeable price for the Advisor. The Company could determine in the future to acquire the Advisor or otherwise become self-administered although management does not have any present intention to do so.

The Company

     General. Aegis Realty, Inc. is a newly formed Maryland corporation which intends to qualify as a REIT for tax purposes. The Company was organized under the laws of the State of Maryland on August 13, 1996 to facilitate the Consolidation. The Company's principal executive offices are located at 625 Madison Avenue, New York, NY 10022; Telephone (800) 600-6422.

     Management. The Company's Board of Directors will initially be comprised of five individuals; three of whom have been selected by the Related General Partners and two of whom were recommended by the Related General Partners and approved by Class Counsel. See "MANAGEMENT--Directors and Executive Officers of the Company." The Company's assets will be managed by the Advisor pursuant to the Advisory Agreement between the Company and the Advisor. See "MANAGEMENT--The Advisor" and "--Summary of the Advisory Agreement."


     Organization. The following table sets forth the percentage ownership of Shares of the Company, assuming 100% Participation, upon consummation of the Consolidation. As discussed in greater detail under the heading "THE CONSOLIDATION AND RELATED TRANSACTIONS," and as illustrated below, upon consummation of the Consolidation, Insured I and Insured II will remain in existence as majority-owned subsidiaries of the Company. The limited partnership interests held by the Advisor and the Related General Partners in Insured I and Insured II (the "Insured LP Interests") will be convertible (generally on a one-for-one basis) into an aggregate of 46,837 Shares.


--------------------------------------------------------------------------------
                                   The Company

                                   Percentage Ownership    Percentage Ownership
                                   Prior to Conversion of  After Conversion of
          Owners                   Insured LP Interests    Insured LP Interests
---------------------------------  ----------------------  ---------------------
Related General Partners                         0%                  .38%
The Advisor                                    .55%                  .74%
Stockholders (former BUC$holders)            99.45%                98.88%
                                           -------               -------
                                            100.00%               100.00%
                                           =======               =======
--------------------------------------------------------------------------------

     In addition, the following diagram illustrates the structure and the ownership of the Company, assuming 100% Participation, and the relationships among the Company, the Partnerships, the Related General Partners and the Advisor upon consummation of the Consolidation, including the percentage ownership of such persons of Shares outstanding immediately after consummation of the Consolidation.

[FLOW CHART]
                          ----------     --------------
                           Advisor*       Stockholders
                          ----------     --------------
                               \              /
                               .55%        99.45%
                              Shares       Shares
                                 \         /
  -------       -------           \       /              -------   -------
                Related            \     /               Related
  Advisor       General          -----------             General   Advisor
                Partner          The Company             Partner
  -------       -------          -----------             -------   -------
      |             /                 /|\                   |           /
  .25%|     .50%   /                 / | \                 1.00%    50% LP
  LP  |     LP    /                 /  |  \                 LP        /
      |          /                 /   |   \                |        /
      |         /                 /    |    \               |       /
      |        /            99.25%     |     98.50%         |      /
      |       /            / GP        |      GP \          |     /
      |      /            /            |          \         |    /
  ------------           /             |           \   ------------
   Insured I  ----------/              |            --- Insured II
  ------------                         |               ------------
      \                                |                    |
       \                               |                    |
-----------------          ----------------------   ----------------
                               Interests in 2
         11                residential properties        3
 Shopping Centers              and 3 mortgages      Shopping Centers
-----------------          ----------------------   -----------------

*Includes Shares attributable to (i) the P-8 interests purchased from the P-8 General Partner, and (ii) the Related General Partners' interests in Eagle and Preferred.

[END FLOW CHART]

     Business and Objectives. The Company's primary objective will be to generate distributable cash flow through the acquisition and ownership (either directly or through subsidiary partnerships) of a diversified portfolio of retail and residential properties and participating FHA insured and co-insured mortgages consistent with the present objectives of the Participating Partnerships. If all of the Partnerships participate in the Consolidation, the Company and its affiliates will own direct or indirect interests in 14 neighborhood shopping centers, two garden apartment complexes and three participating FHA co-insured mortgage loans. Based upon current market conditions, the Advisor anticipates that the Company's acquisition strategy will initially focus on direct equity investments in retail properties and in particular shopping centers. In addition, the Advisor believes that the greatest growth opportunities will come from purchasing properties which need redevelopment and repositioning rather than purchasing only new and recently improved properties as the Partnerships have done in the past. Such focus may change based on future market conditions and other factors.

     The Board of Directors, in its sole discretion, may change the Company's investment objectives as the Board of Directors deems appropriate and in the best interests of the Shareholders, providing the Company with flexibility to adjust its investment objectives in a timely manner when faced with changing market conditions and growth opportunities. Prior to its changing any of the Company's investment objectives, the Board of Directors will consider, among other factors, Shareholder expectations, changing market trends, the expertise and the ability of the Advisor and the relative risks and rewards associated with any such change. See "THE COMPANY--Business and Investment Objectives and Operating Strategies." Also see "RISK FACTORS--Board of Directors May Change Investment Policies."

     To finance its growth, the Company will be permitted to reinvest the proceeds of asset sales and mortgage repayments and to incur debt up to 50% of the Company's Total Market Value (measured at the time such debt is incurred).

     Common Stock. The Common Stock will be approved for listing on the American Stock Exchange (or other national exchange or market) upon official notice of issuance prior to consummation of Consolidation, which should provide a Stockholder with an efficient means of liquidating his or her investment.
There is currently no market for the Shares.

Background

     History of the Partnerships. All of the Partnerships were originally sponsored between 1986 and 1989 by the Related General Partners and the P-B General Partner.

     The Partnerships' original investment objectives and other aspects of their formation are discussed under "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--History of the Partnerships."

     All of the Partnerships have paid quarterly distributions since inception.

     History of Related. Affiliates of Related were founded in 1972 by Stephen
M. Ross to engage in the business of providing financial and real estate acquisition, development and management services. Its real estate related products include luxury apartments, commercial office properties, retail centers and affordable multifamily properties located in nearly every state and major market place in the U.S. and Puerto Rico.


     Through Related's Financial Services Division, Related and its affiliates have sponsored 22 public and 238 private real estate investment programs that have raised in excess of $3.1 billion from more than 106,000 investors. This positions Related as one of the nation's largest sponsors of real estate investment programs for retail and institutional investors. These programs have accounted for the acquisition of over 800 properties with a valuation, at cost, of approximately $7.3 billion. The Related portfolio, in the aggregate, consists of approximately 112,000 residential apartment units, 25 shopping centers and 5 regional malls. This division also provides asset monitoring services for the properties comprising the Related sponsored investment programs' real estate portfolio. This involves regular site visits, monitoring of financial and operating reports, regulatory compliance checks and independent periodic analysis of local marketplace conditions. These services are currently provided with respect to approximately 440 properties encompassing 59,000 residential units.


     Related's Development Division ranks as one of New York's largest developers of luxury rental housing and as one of Florida's largest developers of multifamily rental housing. To date, the Development Division has completed approximately 3.5 million square feet of commercial space, 6,300 units of market rate housing and 9,700 units of government-assisted affordable rental housing, together valued at approximately $2 billion. Among its commercial projects are the U.S. headquarters for Nestle Foods, Revlon and American Brands.

     Related's Property Management Division provides property management services. It directly manages approximately 11,400 residential units and 3.2 million square feet of first class commercial and mixed use space from its New York offices. From its Florida offices, Related manages approximately 16,400 residential units and 17 shopping centers.

Related General Partners' Reasons for Recommending the Consolidation

     The Consolidation is being proposed by the Related General Partners in connection with the Related Settlement and pursuant to the Settlement Stipulation, and the Related Settlement is being supported by Class Counsel. The P-B General Partner has not taken a position with respect to the Consolidation due to its conflict of interest in selling the P-B Interests to the Advisor.

     Summarized below are the principal benefits of the Consolidation to BUC$holders. There can be no assurance that such benefits will be achieved by the Company.

[bullet] Liquidity. The Consolidation offers Stockholders liquidity through the public trading expected to result from listing the Common Stock on the American Stock Exchange. The Related General Partners believe that BUC$holders desire more control over the timing of liquidating their investments than they would have if the Partnerships were to continue in existence. While the Consolidation is not the only means by which BUC$holders could achieve liquidity for their investments in the Partnerships, the Related General Partners believe that the Consolidation is preferable to the potential principal alternatives, which are (i) sale of Units in the informal secondary markets for real estate limited partnership interests, in which trading values are generally steeply discounted from underlying asset value and, thus, in the Related General Partners' opinion, not an attractive option for most BUC$holders, and (ii) a sale of all of a Partnership's assets and distribution of the net proceeds to BUC$holders, which in the opinion of the Related General Partners is not in the BUC$holders' best interests (even if the Consolidation were not being offered), given that the current level of market value of the Partnerships' assets have not as yet increased to a level which would result in the return of the BUC$holders Original Investment and, in light of the attendant estimated costs of liquidation, would not provide the BUC$holders with their greatest return.

          By participating in the Consolidation and receiving Shares, BUC$holders can obtain the opportunity to liquidate their investment at a time most advantageous and convenient to them. However, the Related General Partners anticipate that the liquidity benefit inherent in the Consolidation may temporarily be adversely affected by a number of factors, including the likelihood that some Stockholders will sell their Shares as soon as possible after the Consolidation, putting downward pressure on the market value of the Common Stock; and market uncertainty about the Company's performance until a stable earnings and distribution record is established. Accordingly, Stockholders who must immediately generate cash from any available source, regardless of the loss of future opportunities, may be forced to accept a price for their Shares that is less than underlying asset value. For the near term, other Stockholders may wish to consider holding their Shares and focusing more on distributions and growth than on liquidity, in assessing the potential benefits of the Consolidation.

[bullet] Increased Percentage of Distributions. As a result of the contribution by the Advisor to the Participating Partnerships of one-half of the P-B Interests, BUC$holders will receive a greater percentage of the Shares allocated to the Partnerships and, therefore, a greater percentage of distributions as Stockholders than they would have received as BUC$holders.

                         Percentage of      Percentage of       Increase in
                           Cash Flow          Cash Flow         Percentage of
                         Distributable      Distributable       Distributable
                         to BUC$holders     to Stockholders      Cash Flow
                         ----------------   -----------------   --------------
    Insured I               99.00%              99.25%             .25%
    Insured II              98.00%              98.50%             .50%
    Summit Preferred        98.00%              98.50%             .50%
    Eagle                   98.00%              98.50%             .50%

[bullet] Reduced Fees and Expenses. The Consolidation will result in approximately 25% lower aggregate annual fees being paid by the Company to the Advisor than the aggregate annual fees currently payable by the Partnerships to the General Partners. In addition, the Related General Partners believe that the Company will be able to achieve lower costs thereby increasing the cash available for distribution. Cost reductions are expected to result from the elimination of expenses associated with the operation and maintenance of the Partnerships as public partnerships (including eliminating the necessity of furnishing Schedule K-1's) and certain economies of scale resulting from the common beneficial ownership and management of the Participating Partnerships' portfolio. Furthermore, the Consolidation will simplify the preparation of financial statements, tax returns, investor information and reports and filings otherwise required. Certain cost savings will be enhanced to the extent that more than the minimum number of Partnerships participate in the Consolidation. See "FINANCIAL INFORMATION--Pro Forma Financial Information." Although the formulas used to calculate all post-Consolidation fees (except the Mortgage Selection Fee, which remains unchanged) reflect reduced amounts from those currently payable to the General Partners, the gross amount of such fees could be higher post-Consolidation due to the increased size of the Company's portfolio as a result of new acquisitions expected to be made by the Company (although such fees will still be less than they would have been under the old formulas).


          Pursuant to the Partnership Agreements and the Advisory Agreement, the General Partners and the Advisor are entitled to reimbursement of certain administrative costs incurred by them on behalf of the Partnerships and the Company. Reimbursement of such costs is included in General Administrative Expenses ("G & A") in the pro forma and historical financial statements. Pursuant to the Advisory Agreement, the maximum amount of expenses which the Company may reimburse the Advisor is $200,000 in any given year of operations, subject to the following adjustments: the overall limit on reimbursements for administrative expenses shall be increased (i) after the Company's first year of operations and each year thereafter by a percentage equal to the Consumer Price Index for the year then ended, and (ii) proportionately as the Company increases its asset portfolio.


[bullet] Increased Distributions. The Consolidation provides all BUC$holders with an opportunity to participate in a transaction that is anticipated to result in an increase in distributions as a result of
          (i) lower fees and costs and (ii) the contribution by the Advisor to the Partnerships of one-half of the P-B Interests. The Company's 1996 pro forma financial statements indicate that BUC$holders of Summit Preferred and Eagle would have received lower distributions (approximately 0.66% or $0.30 per $1,000 of Original Investment less than 1996 annual distributions for Summit Preferred and approximately 9.95% or $6.18 per $1,000 of Original Investment less than 1996 annual distributions for Eagle) had the Consolidation occurred on January 1, 1996, with 100% Participation. However, the Related General Partners believe that additional cost savings together with the benefits anticipated to be derived from the Company's new business plan, neither of which is reflected in the Company's 1996 pro forma financial statements, will be achieved, thereby progressively increasing distributions to BUC$holders including those in Summit Preferred and Eagle (these savings and benefits cannot be reflected in the pro forma financial statements because regulations regarding preparation of pro forma financial information as promulgated by the Commission do not permit the inclusion of this type of prospective information). There can be no assurance that such additional cost savings or benefits expected to be derived from the Company's new business plan will be achieved.

     For additional information regarding aggregate compensation paid and distributions made by the Company and the Partnerships on a pro forma and historical basis, see "FAIRNESS--Compensation, Reimbursements and Distributions to the General Partners."

[bullet] Increase in Trading Value of Shares. The Related General Partners expect the stabilized market price of the Company's Shares will increase relative to the current market/trading value of the Units. This belief is based on the expectation that the marketplace will place a greater value on an entity which has the ability to grow and has a significant enough capitalization to be able to access the financial markets and achieve greater liquidity, none of which qualities exist with the Partnerships. Notwithstanding the expected outlook for the stabilized value of the Company's Shares, the Related General Partners recognize that there is substantial uncertainty as to the prices at which the Shares will trade in the short-term following the consummation of the Consolidation. Trading pressure resulting from BUC$holders wishing to sell their Shares immediately after the Effective Date may result in the trading price of the Shares being artificially depressed until the market for the Shares is stabilized.

[bullet] Ability to Raise Capital. The Company will have access to financing sources and the capital markets and the ability to fund future growth and capital requirements through the issuance of additional equity securities and the raising of funds from debt and mortgage obligations, subject to a maximum debt limit equal to 50% of the Company's Total Market Value (measured at the time such debt is incurred).

[bullet] Growth. The Partnerships were originally formed to acquire (i) new or recently improved substantially leased neighborhood shopping centers,
          (ii) preferred equity interests in new apartment properties and (iii) FHA insured and co-insured mortgages on stabilized or to-be-built apartment properties. The Related General Partners believe that the current marketplace provides opportunities to acquire existing assets at prices below replacement cost and, therefore, growth opportunities are available for those companies able to redevelop and reposition such assets. The Consolidation will provide a capital structure and increased efficiency of portfolio management which will allow the Company to take advantage of such opportunities.

[bullet] Diversification. The Company's initial investment portfolio will be substantially more diversified than the portfolio of any Partnership, some of which are highly concentrated in terms of property type, geographic region, or single-tenant exposure. This diversification reduces a BUC$holder's exposure to product-specific, region-specific or tenant-specific problems.

[bullet] Withdrawal of P-B General Partner as a General Partner/Equity Holder. As part of the Consolidation, the P-B General Partner will relinquish its general partner interests in the Partnerships and will not receive any equity interest in the Company. The Advisor, an affiliate of Related, will serve as sole advisor to the Company and will perform the investor services, accounting and administrative responsibilities and functions that currently are performed by the General Partners for the Partnerships.

[bullet] Limited Liability. Similar to the limited liability of the BUC$holders of the Partnerships, Stockholders will not have any liability for obligations of the Company solely as a result of their status as stockholders under Maryland law.


     For a more complete description of these and other anticipated benefits, see "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--Benefits of, and Reasons for, the Consolidation."


Fairness of the Consolidation

     Recommendation of the Related General Partners. The Related General Partners believe that the terms of the Consolidation are fair when considered as a whole, and to the BUC$holders in each of the Partnerships, regardless of which of the Partnerships are included in the Consolidation, assuming the requirements of either of the Minimum Participation scenarios are met. The material factors underlying the beliefs of the Related General Partners relating to the fairness of the Consolidation are discussed under "FAIRNESS--Material Factors Underlying Belief as to Fairness." The Related General Partners' judgment as to the fairness of the Consolidation may be affected by the fact that they will derive financial benefits from the Consolidation, and are thus subject to conflicts of interest. See "CONFLICTS OF INTEREST--Conflicts of Interest of the Related General Partners."

     The Related General Partners based their determination as to the fairness of the Consolidation on a variety of factors, including, but not limited to: (i) the process of arm's length negotiation of the structure, terms and conditions of the Consolidation with Class Counsel acting on behalf of the Class Members, and Class Counsel's responsibility to act in the best interests of the BUC$holders; (ii) the Related General Partners' knowledge that any settlement would necessarily entail obtaining preliminary and final approval by the Court of the Related Settlement, including the Consolidation; (iii) the opportunity for each BUC$holder to object to the Consolidation; (iv) with respect to the allocation of Shares among the Partnerships, the Adjusted Net Asset Values assigned to the Partnerships based in part upon the Appraisals of the direct or indirect interests in real properties held by the Partnerships on a partnership-by-partnership basis as set forth in the Appraisals prepared by JLW USA; (v) the fact that JLW USA prepared all the Appraisals thereby maximizing consistency among the Appraisals; (vi) a comparison of the potential benefits and detriments of the Consolidation with those of the alternatives to the Consolidation; and (vi) the Fairness Opinion rendered by Oppenheimer.

     The Related General Partners believe that an investment in the Company through the ownership of Shares will provide greater overall benefits to BUC$holders than the benefits derived from an investment in an individual Partnership or from any of the alternatives to the Consolidation analyzed by the Related General Partners. Based upon the foregoing, the Related General Partners are recommending that BUC$holders not object to the Consolidation.

     Fairness Opinion. The preparation and delivery of the Fairness Opinion were requested by Class Counsel. Subject to the qualifications and limitations set forth under "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion", Oppenheimer concluded that the Consolidation, including the allocation of Shares among the Partnerships, is fair, from a financial point of view, to the BUC$holders of the Partnerships assuming 100% Participation and all other combinations of Participating Partnerships, including the Minimum Participation scenarios.

The Advisory Agreement

     Pursuant to the Advisory Agreement to be entered into between the Company, Insured I and Insured II and the Advisor, the Advisor will provide to the Company, Insured I and Insured II substantially the same services as are provided by the General Partners to the Partnerships. In consideration for such services the Company, Insured I and Insured II, as applicable, will pay the Advisor (i) an acquisition fee equal to 3.75% of the acquisition price of each property acquired by the Company, Insured I and Insured II, respectively (the "Acquisition Fee"); (ii) a mortgage selection fee equal to 3.00% of the principal amount of each mortgage funded by the Company (the "Mortgage Selection Fee"); and (iii) an asset management fee from the Company (the "Asset Management Fee") and a Special Distribution from Adjusted Cash Flow of Insured I and Insured II, respectively (the "Special Distribution"), equal to 0.375% per annum of the Company's, Insured I's and Insured II's Total Invested Assets, respectively. In addition,
(a) the Related General Partners and the Advisor will be entitled to receive distributions (x) from the Company in respect of any Shares they hold and (y) from Insured I and Insured II in respect of their limited partnership interests in Insured I and Insured II (the "Insured LP Interests"), respectively (which interests are convertible into an aggregate of 46,837 Shares (approximately 0.578% of the Shares)); (b) the Company will reimburse the Advisor for direct expenses incurred by the Advisor in an amount not to exceed $200,000 per annum (subject to annual increases based upon increases in the Consumer Price Index and the increase in the Company's assets); (c) the Advisor will be entitled to a Mortgage Placement Fee equal to .75% of the principal amount of each mortgage loan originated by the Company (payable by the borrower under such mortgage, and not the Company) (the "Mortgage Placement Fee"); (d) if the Company is dissolved, a Liquidation Fee equal to 1.50% of the gross sales price of the assets sold by the Company in connection with a liquidation of the Company's assets supervised by the Advisor (the "Liquidation Fee"); and (e) the Advisor may receive options to acquire additional shares of Common Stock pursuant to the Company's Incentive Stock Option Plan only if the Company's distributions in any year exceed $0.9869 per Share (i.e., the 1996 pro forma distributions set forth in this Solicitation Statement), and the Compensation Committee of the Board of Directors determines to grant such options.


     The foregoing annual fees are less than the aggregate annual fees currently paid by the Partnerships to the General Partners. It is anticipated that the Advisor will retain affiliates of Related to provide the services which it is required to provide to the Company under the Advisory Agreement.


     The Advisory Agreement cannot be terminated by the Company prior to the fourth anniversary of the Effective Date, other than for Cause, and the Company cannot liquidate prior to such anniversary date except upon a recommendation of the Advisor and the affirmative vote of holders of not less than a majority of the then outstanding shares of Common Stock (the "Majority Vote"). The four-year limitation on termination was negotiated with Class Counsel in order to allow the Advisor sufficient time to implement the Company's strategies for growth as described in this Solicitation Statement. The Advisor may be removed after the fourth anniversary of the Effective Date upon the Majority Vote of Stockholders, with or without Cause. After the fourth anniversary of the Effective Date, the vote of the holders of 662/3% of the Company's then outstanding shares of Common Stock is required to approve a liquidation of the Company that is not recommended by the Advisor, and the Majority Vote of Stockholders is required to approve a liquidation of the Company that is recommended by the Advisor. If for any reason, whether prior to or after the fourth anniversary of the Effective Date, the Advisory Agreement is terminated in accordance with its terms, the Company may liquidate upon the Majority Vote of Stockholders.


Objection Procedures

     Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, a Partnership will participate in the Consolidation unless BUC$holders holding more than 331/3% of the outstanding Units in such Partnership object to the Consolidation. BUC$holders may object to the participation of their Partnership in the Consolidation by delivering an Objection Notice to the Related General Partners. BUC$holders may also object to any aspect of the Related Settlement, including the Consolidation, at the Fairness Hearing by following the procedures set forth in the Class Notice which accompanies this Solicitation Statement.


     Equitable Class Members may not individually opt out of the Equitable Settlement or the Consolidation. If, however, either (a) Unitholders holding 1/3 or more of the Units of a particular Partnership object to that Partnership participating in the Consolidation, or (b) the Court does not approve of any particular Partnership participating in the Consolidation, then that Partnership will not participate in the Consolidation.


     BUC$holders that wish to object to the Consolidation should return the Objection Notice (the form of which is attached as Appendix D) to the Related General Partners at 625 Madison Avenue, New York, New York 10022, as soon as possible.


     BUC$holders holding Units as of December 24, 1996 (the date the Settlement Stipulation was entered into by the parties, which the Court Order preliminarily approved while certifying the class) (the "Record Date") have until 5:00 p.m. Eastern Time, on August 18, 1997, unless extended (the "Objection Deadline"), to object to the Consolidation.


     All BUC$holders, including BUC$holders who object to the Consolidation, will receive Shares if their Partnership participates in the Consolidation. See "OBJECTION PROCEDURES."

     BUC$holders may withdraw or revoke their objection at any time prior to the Objection Deadline. See "OBJECTION PROCEDURES--Revocability of Objection."

     THE RELATED GENERAL PARTNERS AND CLASS COUNSEL RECOMMEND THAT BUC$HOLDERS NOT OBJECT TO THE CONSOLIDATION. The Related General Partners are subject to conflicts of interest with respect to the Consolidation. See "CONFLICTS OF INTEREST--Conflicts of Interest of the Related General Partners."

Appraisal Rights

     BUC$holders of a Participating Partnership who object to the Consolidation will not be entitled to dissenters' or appraisal rights under the Partnership Agreements. Such rights, when they exist, give the holders of securities the right to surrender such securities for an appraised value in cash, if they oppose a merger or similar reorganization. No such rights will be provided by the Partnerships or the Company in connection with the Consolidation.

Alternatives to the Consolidation

     The following is a brief summary of the alternatives to the Consolidation considered by the Related General Partners and is qualified in its entirety by the more complete discussions set forth under the heading "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--Alternatives to the Consolidation."

     Continuation of Partnerships. An alternative to the Consolidation would be to continue each of the Partnerships in accordance with its respective existing business plan and Partnership Agreement. Continuing the Partnerships without change would have the following benefits: (i) each Partnership would remain a separate entity with its own assets and liabilities, and would remain under an obligation to pursue its original investment objectives, consistent with the guidelines, restrictions and safeguards set forth in its Partnership Agreement;
(ii) the Partnership's performance would not be affected by the performance of the other Partnerships, including the investment objectives, interests and intentions of the BUC$holders of the other Partnerships; (iii) there would be no change in the nature of the BUC$holders' investment or relative voting rights;
(iv) there would be no change in the cash distribution policy; (v) the BUC$holders would continue to defer certain income taxes on Partnership distributions; and (vi) the Participating Partnerships would not incur the Consolidation Expenses, which are estimated to be approximately $1,205,000.

     However, maintaining the Partnerships as separate entities would have the following disadvantages, among others: (i) illiquidity of investment on a current basis due to the lack of an established secondary market; (ii) the inability of the Partnerships to increase distributions over the long term;
(iii) inability to realize the fee reductions and cost savings associated with the Consolidation; and (iv) difficulty in valuing the investment due to the limited secondary market for Units.

     Liquidation. Although not considered by the Related General Partners to be a viable option at this time, each of the Partnerships could dissolve, sell its assets, pay off existing liabilities and distribute the net liquidation proceeds to the BUC$holders and general partners in accordance with the distribution provisions of its Partnership Agreement. The primary benefit of this strategy is that it would allow for a final liquidation of all of the BUC$holders' investment and a distribution of cash equal to the net liquidation proceeds.

     The Related General Partners do not, however, consider this an opportune time to liquidate the assets of the Partnerships. Although in recent years the investment demand and availability of financing for some types of real estate assets in some areas of the country have shown marked improvement, the market values of most of the Partnerships' assets generally have not, as yet, shown increases to a level sufficient to allow BUC$holders to obtain a return of their Original Investment in a liquidation at this time. Therefore the Related General Partners have concluded that the sale of the Partnerships' assets and the liquidation of the Partnerships would be premature and would not provide the BUC$holders with the best alternative to realize the greatest return on their investments.

     It is not certain whether market conditions and the values of the Partnerships' assets are likely to improve in the near future or over the long term to permit the sales of the real estate assets on more favorable terms. However, if the Partnerships were to liquidate, such liquidations would involve significant transaction costs at the property level such as selling commissions, transfer taxes, recording fees, title insurance premiums, legal fees, escrow expenses, repair and deferred maintenance costs, and other closing costs which would be incurred by the Partnerships in connection with the sale and disposition of their assets. In addition there may be additional contingent liabilities and costs incurred by the Partnerships relating to representations, warranties, and indemnifications which purchasers of such assets generally require. Further, there may be significant Partnership administration and overhead costs incurred in the winding-down of the Partnerships, which costs are largely independent of asset size, and which could over an extended liquidation period reach disproportionately high levels in relation to revenues and thus reduce the portion of net sales proceeds ultimately available for distribution to BUC$holders.

Comparison of Alternatives to the Consolidation

     To assist BUC$holders in evaluating the Consolidation, the Related General Partners have attempted to compare the estimated value of the Shares against:
(i) estimates of the value of the Units on a going-concern basis, (ii) estimates of the value of the Units on a liquidation basis, and (iii) recent prices at which the Units have been sold in the illiquid secondary market. Such valuation estimates are subject to significant uncertainties and, with respect to the value of the Shares, the Related General Partners have established a range of estimated values. Since the value of the Shares, as well as that of the possible alternatives to the Consolidation, is dependent upon a number of estimates, variables and assumptions, as well as varying market conditions, no assurance can be given that the estimated values indicated could be realized. However, the Related General Partners believe that analyzing the alternatives in terms of estimated values, based upon currently available market data and reasonable estimates and assumptions, establishes a reasonable basis for comparing the estimated value of the Shares to the alternatives. The results of this comparative analysis are discussed in detail in the table under "FAIRNESS--Comparison of Alternatives to the Consolidation."

     The Related General Partners believe that the comparison of the values that might be realized by the BUC$holders from various alternatives when considered together with the anticipated effect of the Consolidation on distributions and with all the other differences between continued ownership of Units as compared with the receipt of Shares, supports the Related General Partners' conclusion that the Consolidation is fair to BUC$holders. BUC$holders should, however, bear in mind that the estimated values assigned to the Shares and the alternatives to the Consolidation are based on a variety of assumptions that have been made by the Related General Partners. These assumptions relate, among other things, to the assumptions used by JLW USA in preparing the Appraisals, projections as to the Partnerships' future income, expenses, cash flow and other significant financial matters and discounts attributable to sales of assets. In addition, these estimates are based upon certain information available to the Related General Partners at the time the estimates were computed, and no assurance can be given that the same conditions will exist at the time of the Consolidation. While the Related General Partners believe they have a reasonable basis for the assumptions selected, it is unlikely that the assumptions employed by the Related General Partners will prove to be accurate in all respects, and some assumptions used by the Related General Partners as to future events have been selected to simplify the analysis and may not approximate the actual experience of the Partnerships. The estimated values of the Shares and alternative forms of consideration would have been different had the Related General Partners made different assumptions.

     The following table summarizes the results of the comparative analysis described above.

                 Summary of Comparative Valuation Alternatives*

                                                                                 Estimated
                                                                               Market Value of
                                                                                 Units per
                                                                                  $1,000 of
                                                                                  Original
                      Estimated                                                   Investment
                     Market Value                                                 Based on
                    of Shares Per     Estimated                                   Secondary
                      $1,000 of      Going Concern  Estimated Liquidation          Market
                       Original        Value of      Value of Units Per           Trades(4)
                    Investment(1)       Units        $1,000 of Original       ----------------
                  ----------------   per $1,000 of   Investment if Assets
                     High     Low      Original        Sold at Adjusted        High      Low
Partnership         Value    Value  Investment(2)    Net Asset Value(3)       Value     Value
----------------- --------   -----  ---------------  ----------------------   -------   ------
Insured I           $  760   $456       $590                $587                $412    $336
Insured II          $  800   $480       $576                $609                $412    $320
Summit Preferred    $  866   $520       $654                $662                $711    $399
Eagle               $1,065   $639       $812                $755                $674    $550

--------------

* The information shown on this table assumes 100% Participation; see "FAIRNESS--Comparison of Alternatives to the Consolidation" for additional comparisons based upon the Minimum Participation scenarios. An Original Investment of $1,000 equates to: 40 Units in each of Insured I and Insured II, 50 Units in Summit Preferred, and 65.3595 Units in Eagle (after taking into account the distribution of prepayment proceeds from the Tivoli Lakes Mortgage). BUC$holders should note that certain assumptions used by the Related General Partners to determine the valuations set forth in this table are different from those utilized by Oppenheimer in connection with the analysis used by Oppenheimer to support its Fairness Opinion. See "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion." Furthermore, there can be no assurance that the assumptions utilized by the Related General Partners will in fact occur and that the conclusions based upon such assumptions would not differ substantially from those set forth in this table.

(1) The High Value and Low Value figures were computed by capitalizing anticipated annual distributions after the Consolidation (which, for this purpose, are assumed to equal the December 31, 1996 pro forma distributions) by a range of yield rates for traded REITs which are comparable to the Company, ranging from 5.25% (High Value) and 8.75% (Low Value) as more fully discussed under "FAIRNESS--Comparison of Alternatives to the Consolidation."

(2) These values were derived from a discounted cash flow analysis, applied to the anticipated cash flows from the operation and sale of each asset, based on the Appraisals. For each asset, it was assumed that the asset would be operated until the end of the eleventh calendar year following the date of acquisition of the last property acquired, followed by the immediate liquidation of all assets for cash and the immediate distribution of the proceeds. The resulting cash flows were then adjusted for Partnership administration expenses, which were increased annually at the rate of 3% and the adjusted cash flows then discounted back to present value at a rate equal to the average of the rate used in the property cash flow analysis.

(3) The figures in this column represent the amount that would be distributed with respect to each $1,000 of Original Investment if the Partnerships sold their assets based on the following assumptions. First, total proceeds were calculated as follows: (i) with respect to three of the Partnerships: their real estate is sold at its Appraised Value; (ii) with respect to Eagle, its mortgages are sold at assumed values for the mortgages based on a discounted cash flow analysis which took into account the present value of the first mortgages and base interest payments at rates ranging from 7% to 10.5% and the present value of the equity loans and additional loan or contingent interest payments at rates ranging from 17% to 22%; and (iii) with respect to all Partnerships, the foregoing amounts were increased by the value of other collateral as may exist and be relevant to determining realizable value in a liquidation (e.g., guarantees). Once the amount of total proceeds upon sale of each of the Partnerships' assets was established, a deduction was taken in all Partnerships except Eagle for property level selling costs and an allowance was taken for partnership level liquidation costs, expenses and contingencies, together equaling 6%-6.9% of the Appraised Value of the real estate assets, resulting in net sales proceeds from liquidation. Finally, non-real estate assets (cash, receivables, temporary investments) were added and debts and other obligations were subtracted from the net sales proceeds, and the resulting balance was deemed to be distributed to BUC$holders and the General Partners in accordance to the terms of the respective Partnership Agreements.

(4) Based on the high and low value of secondary market trades during the twelve months from December 1, 1995 through November 30, 1996 as compiled by Partnership Spectrum. Partnership Spectrum has advised that its methodology for compiling trade prices is as follows: trade price information reflects per Unit transaction prices for trades involving the purchase of Units by third-party investors during the applicable period. Firms supplying trade price data are instructed to provide information only on those transactions whereby third party investors acquired Units from or through such firms. If the firm acted as an agent, the per Unit price is to include any commissions charged the buyer (but not including commissions paid to retail brokers representing buyers). Due to commission and mark-ups, sellers of Units typically receive less than the amounts paid for Units by buyers as set forth in the table.

Conflicts of Interest

     Related General Partners. The Related General Partners initiated and participated in the structuring of the Consolidation and have conflicts of interest with respect to its completion, including the following:

[bullet] The Related General Partners, each of which is an affiliate of Related, serve as general partners of each Partnership, which creates an inherent conflict of interest when they serve in such capacity for Participating Partnerships that have different interests.

[bullet] The Consolidation affords a number of benefits to the Related General
         Partners, including the following: The Advisor, an affiliate of Related, will enter into the Advisory Agreement, which the Company may not terminate, except for Cause, until the fourth anniversary of the Effective Date. Pursuant to the Advisory Agreement (and as a result of the Advisor's purchase of the P-B Interests), the Advisor will be entitled to receive from the Company approximately 75% of the aggregate annual fees currently payable by the Partnerships to the General Partners. Therefore, although the aggregate annual fees payable by the Company will be reduced by approximately 25%, the Advisor's share of such fees will increase by approximately $200,000 per year.

     The Advisor will also have the ability, subject to the terms and conditions of the Advisory Agreement, to cause the Company to incur debt to finance asset purchases and reinvest proceeds from asset sales and mortgage repayments to grow the Company's assets and thereby increase the amount of compensation it can earn, including the Asset Management Fee, Acquisition Fee, Mortgage Selection Fee, Mortgage Placement Fee, and Special Distribution. If the Company were to utilize the maximum leverage permitted, the Advisor would be entitled to Acquisition Fees, Mortgage Selection Fees and Mortgage Placement Fees aggregating approximately $4,687,000 and increased annual Special Distributions and Asset Management Fees of approximately $468,700. Such additional fees will only be payable to the Advisor if and when the Company is able to acquire additional assets.

     Finally, pursuant to the Incentive Stock Option Plan, the Advisor may receive additional shares of Common Stock only if the Company's distributions in any year exceed $0.9869 per Share (i.e., the 1996 pro forma annual distributions set forth in this Solicitation Statement) and the Compensation Committee of the Board of Directors determines to grant such options. Similar to the BUC$holders, the Related General Partners and the Advisor will receive Shares and, therefore, will have enhanced their liquidity. Pursuant to the Amended Insured Partnership Agreements, however, the Advisor, as a holder of the Insured LP Interests, will be restricted from converting all of the Insured LP Interests into shares of Common Stock in order to preserve the partnership status of Insured I and Insured II.

     As a result of the Consolidation, the Related General Partner's negative capital account in Summit Preferred and Eagle could be reduced or limited, which would lessen or eliminate altogether the obligation that the Related General Partner would otherwise have had to contribute funds to Summit Preferred and Eagle upon liquidation.

     In addition, if the Consolidation is consummated, the Related General Partners and Class Counsel would effect a settlement in connection with the Litigation, therefore, the Related General Partners are subject to a conflict of interest in recommending to the BUC$holders that they not object to the Consolidation.

     For a more complete discussion of the conflicts of interest of the Related General Partners and their affiliates with respect to the Consolidation, see "CONFLICTS OF INTEREST."


     Class Counsel. In assessing Class Counsel's recommendation that BUC$holders not object to the Consolidation, BUC$holders should consider that Class Counsel may be deemed to have a conflict of interest with respect to such recommendation. In particular, the fees and expenses of Class Counsel, if approved by the Court, will be paid from the cash settlement pool provided by Related and other defendants pursuant to the Related Settlement and settlements reached with other defendants in the Litigation. In addition, as part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase, if any, as of the first anniversary of the date the Shares are first publicly traded (the "Anniversary Date") in the capitalization of the Company, based upon (i) the difference between the trading prices of the Company's Shares on the Anniversary Date and (ii) the trading prices of the Units and the asset values of the Partnerships prior to the Effective Date. The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. See "CONFLICTS OF INTEREST--Conflicts of Interest of Class Counsel."


Distribution Policy

     To qualify as a REIT under the Code, the Company will be required to make distributions to its Stockholders in an amount at least equal to 95% of the Company's REIT taxable income. The Company intends to pay regular quarterly distributions to its Stockholders, commencing in its first fiscal quarter after consummation of the Consolidation. Prior to the Consolidation, the Partnerships will continue to make quarterly distributions to BUC$holders. The Maryland General Corporation Law (the "Maryland GCL") imposes certain restrictions on the Company's ability to make distributions under certain circumstances. See "THE COMPANY-- Distribution Policy."


Federal Income Tax Considerations

     The Consolidation and ownership of Shares involve numerous federal income tax consequences to Stockholders and the Company. In evaluating the Consolidation, BUC$holders should consider the matters set forth below, as well as those set forth in the more detailed discussion under "FEDERAL INCOME TAX CONSIDERATIONS."

[bullet] In general, tax losses are expected to result from the Consolidation to Participating BUC$holders who acquired Units from Insured I, Insured II and Eagle in the initial offering and taxable gain is expected to result from the Consolidation to Participating BUC$holders who acquired Units from Summit Preferred in the initial offering. Tax losses for BUC$holders who hold Units and who acquired them from Insured I, Insured II and Eagle in the initial offering are estimated to range, per $1,000 of Original Investment, from $30 to $156. Taxable gain to BUC$holders, who hold Units in Summit Preferred and who acquired such Units in the initial offering, is estimated to be $170 per $1,000 of Original Investment. Certain Participating BUC$holders that acquired Units in the secondary market in any of the Participating Partnerships may recognize taxable gain with respect to their investment in Units, which will generally be recognized in the year of the Consolidation. Consequently, certain Participating BUC$holders may be required to pay tax on any gains recognized but will not receive a special cash distribution for the payment of such taxes.

[bullet] The amount of gain or loss recognized by Participating BUC$holders who are subject to income tax will be based upon the difference between the respective basis of each BUC$holder in its BUC$ and the fair market value of the Shares received.

[bullet] The gain or loss from the Consolidation generally will be treated as capital gain or loss. However, to the extent a Participating Partnership claimed accelerated depreciation, a corresponding portion of such gain or loss may be treated as ordinary gain or loss.


[bullet] Participating BUC$holders who are not subject to income tax should not recognize a material amount of unrelated business taxable income ("UBTI") from the Consolidation.


[bullet] A REIT, generally, is not subject to federal income tax on that portion of its taxable income or net capital gain that is distributed to its stockholders. A REIT, however, is subject to tax at normal corporate rates on any undistributed REIT Taxable Income, including net capital gains. To qualify as a REIT, the Company must satisfy a number of income, asset, distribution and stock ownership tests imposed by the Code. There can be no assurance that the Company will be able to qualify, or continue to qualify, as a REIT. Failure to so qualify will result in significant additional federal income tax on the Company and substantially reduced distributions to Stockholders.

[bullet] Company distributions received by Stockholders subject to federal income tax will be treated as portfolio income and, therefore, cannot be offset by passive losses from a Stockholder's other activities. Such distributions will not be treated as UBTI to certain tax-exempt Stockholders.

     The Company intends to qualify as a REIT for federal income tax purposes. Accordingly, as a result of the Consolidation, Participating BUC$holders will cease to be partners in a partnership and will become stockholders of a REIT. This change in status will affect the character and amount of income and loss reportable by Participating BUC$holders in the future. It is anticipated that a greater portion of distributions by the Company will be taxable to recipients than is the case with distributions by the Partnerships because of the reduced depreciation deductions generally claimed by REITs.

Accounting Treatment

     The Consolidation will be accounted for using the purchase method of accounting. Under this method, the Participating Partnership with the BUC$holder group receiving the largest ownership in the Company (in this case for all three scenarios, Insured I) will be deemed to be the acquirer. As the surviving entity for accounting purposes, Insured I's assets and liabilities will be recorded by the Company at their historical cost, with the assets and liabilities of the other Participating Partnerships recorded at their estimated fair values, using the Adjusted Net Asset Values. See "FINANCIAL INFORMATION."

Selected Financial Data

     The following table sets forth selected financial data on a pro forma basis for the Company (assuming 100% Participation, Minimum Participation (including Insured II) and Minimum Participation (including Eagle)), and on a historical basis for Insured I. The table should be read in conjunction with the unaudited pro forma financial information and with the financial statements and notes thereto of the Partnerships included under the heading "FINANCIAL INFORMATION."

     The following unaudited pro forma operating and other data have been prepared to reflect the Consolidation and related transactions as if such transactions had occurred on January 1, 1996. The unaudited pro forma balance sheet data has been prepared assuming that the Consolidation and related transactions had occurred on March 31, 1997. The Consolidation will be accounted for using the purchase method of accounting. See "Accounting Treatment" above.

                            SELECTED FINANCIAL DATA

                                        As of and for the Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                                Insured I Historical
                                                          ----------------------------------------------------------------
                                                             1992         1993         1994         1995         1996
                                                          ------------ ------------ ------------ ------------ ------------
OPERATING DATA:
Total revenues                                              $8,710,091   $8,907,984   $9,272,415   $9,081,226   $9,224,030
Total expenses                                   (G)         6,143,055    6,457,832    6,563,660    6,790,935    6,797,394
Minority interest in operating partnerships                         --           --           --           --           --
Net income                                                   2,567,036    2,450,152    2,708,755    2,290,291    2,426,636
Distributions to limited partners                            4,177,652    3,700,004    3,600,003    3,600,005    3,600,005
BALANCE SHEET DATA:
Cash and cash equivalents                                      937,686    1,081,265    1,433,699    2,057,134    2,398,013
Total assets at book value                                  83,328,533   81,104,315   79,552,661   77,862,045   75,842,337
Notes payable                                                5,976,244    5,976,244    5,959,212    5,792,615    5,565,841
Total liabilities                                (C)         7,721,362    7,219,644    7,030,876    7,121,610    6,746,907
Partners' capital/Shareholders' equity           (D)        75,607,171   73,884,671   72,521,785   70,740,435   69,095,430
Net assets at Consolidation value                (B)           N/A          N/A          N/A          N/A          N/A
OTHER DATA:
Net increase in cash and cash equivalents                      329,605      143,579      352,434      623,435      340,879
Net cash provided by operating activities                    5,371,815    4,562,847    5,054,997    5,057,000    5,108,069
Ratio of earnings to fixed charges                                5.59         5.27         6.13         5.15         5.57
Ratio of earnings to total assets                                 0.03         0.03         0.03         0.03         0.03
Book value per $1,000 of Original Investment     (A)            757.99       740.94       727.44       709.81       693.52
Book value per share at Consolidation value      (H)           N/A          N/A          N/A          N/A          N/A
Earnings per $1,000 of Original Investment       (A)(F)          21.10        19.95        22.51        18.36        19.71
Earnings per share-pro forma                     (I)           N/A          N/A          N/A          N/A          N/A
Distribution per $1,000 of Original Investment   (A)(E)          41.78        37.00        36.00        36.00        36.00

                              As of and for the Year Ended December 31,
-----------------------------------------------------------------------------------------------------
                                                                      1996 Pro Forma of the Company
                                                           ----------------------------------------------------
                                                                100%            Minimum           Minimum
                                                           Participation   Participation(1)   Participation(2)
                                                           --------------- ------------------ -----------------
OPERATING DATA:
Total revenues                                             $14,933,341      $11,655,295        $11,998,154
Total expenses                                    (G)        8,732,609        8,284,766          7,038,810
Minority interest in operating partnerships                    437,504          437,260            342,751
Net income                                                   5,763,228        2,933,269          4,616,593
Distributions to limited partners                            7,901,476        4,750,184          6,340,492
BALANCE SHEET DATA:
Cash and cash equivalents                                       N/A              N/A                N/A
Total assets at book value                                      N/A              N/A                N/A
Notes payable                                                   N/A              N/A                N/A
Total liabilities                                 (C)           N/A              N/A                N/A
Partners' capital/Shareholders' equity            (D)           N/A              N/A                N/A
Net assets at Consolidation value                 (B)           N/A              N/A                N/A
OTHER DATA:
Net increase in cash and cash equivalents                      204,143          128,237            423,471
Net cash provided by operating activities                    9,529,262        6,388,875          7,707,954
Ratio of earnings to fixed charges                                8.67             5.12               8.48
Ratio of earnings to total assets                               N/A              N/A                N/A
Book value per $1,000 of Original Investment      (A)           N/A              N/A                N/A
Book value per share at Consolidation value       (H)           N/A              N/A                N/A
Earnings per $1,000 of Original Investment        (A)(F)         32.07(J)         23.44(J)           32.70(J)
Earnings per share-pro forma                      (I)             0.72             0.57               0.73
Distribution per $1,000 of Original Investment    (A)(E)         44.22(J)         37.96(J)           45.16(J)

----------------

(1) Minimum participation-Insured I (historical) and Insured II (fair value)

(2) Minimum participation-Insured I (historical) and Eagle (fair value)


(A) On the historical information and on the pro forma, the respective calculations have been presented using the base of $1,000 of Original Investment, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable. For comparison of historical to pro forma distribution on a Partnership by Partnership basis see Distribution Comparison table (page 56).


(B) Net assets at Consolidation value reflect adjustment of the book value of assets and liabilities to the values assigned for purposes of the Consolidation. This disclosure is informational only; the assets and liabilities of the Company will be recorded at the carrying values for Insured I and fair values for Insured II, Summit Preferred and Eagle.

(C) Pro Forma Total liabilities reflect the accrual of the Consolidation Expenses loan of $1,205,000, $767,615, and $951,765 for 100% Participation, Minimum Participation (1) and Minimum Participation (2), respectively.

(D) Pro Forma Shareholders' equity reflects the change in the respective percentage ownership interest of BUC$holders and the General Partners.

(E) Pro Forma Distributions reflect additional distributions after taking into account the reduction in fees payable to the General Partners, decrease in general & administrative expenses and increase in additional interest expense expected to be incurred as a result of financing.

(F) Earnings per $1,000 of Original Investment has been calculated over a per $1,000 of Original Investment basis, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable.

(G) Total pro forma expenses after the Consolidation include management fees which were recorded as special distributions prior to the Consolidation.

(H) Book value per share at Consolidation value using pro forma March 31, 1997 total shareholders' equity over the number of Shares assumed to be outstanding upon Consolidation (8,050,702, 5,111,494, and 6,365,271 shares at 100% Participation, Minimum Participation(1) and Minimum
    Participation(2), respectively).

(I) Pro forma earnings per share has been calculated using the number of Shares assumed to be outstanding upon Consolidation, as in Note (H) above.

(J) Original capital has been adjusted for Eagle to reflect distribution of proceeds from a prepayment of mortgage receivable due to the sale of Tivoli Lakes in 1994. Such distribution equals $4.70 per Unit. Each $1,000 of Original Investment (net of such prepayment proceeds) equals 65.3595 Units.

                            SELECTED FINANCIAL DATA

                      As of and for the Three Months Ended March 31,
-------------------------------------------------------------------------------
                                                         Insured I Historical
                                                       -------------------------
                                                          1996        1997
                                                       -------------------------
OPERATING DATA:
Total revenues                                          $2,323,747  $2,470,884
Total expenses                                   (G)     1,964,634   1,473,654
Minority interest in operating partnerships                     --          --
Net income                                                 359,113     997,230
Distributions to limited partners                          900,001     900,001
BALANCE SHEET DATA:
Cash and cash equivalents                                2,464,004   2,717,373
Total assets at book value                              77,097,098  75,687,007
Notes payable                                            5,736,659   5,309,039
Total liabilities                                (C)     7,015,460   6,612,257
Partners' capital/Shareholders' equity           (D)    70,081,638  69,074,750
Net assets at Consolidation value                (B)        N/A         N/A
OTHER DATA:
Net increase in cash and cash equivalents                  406,870     319,360
Net cash provided by operating activities                1,580,277   1,622,268
Ratio of earnings to fixed charges                            3.66        9.17
Ratio of earnings to total assets                             0.00        0.01
Book value per $1,000 of Original Investment     (A)        703.29      693.32
Book value per share at Consolidation value      (H)        N/A         N/A
Earnings per $1,000 of Original Investment       (A)(F)       2.48        8.80
Earnings per share-pro forma                     (I)        N/A         N/A
Distribution per $1,000 of Original Investment   (A)(E)       9.00        9.00


                            As of and for the Three Months Ended March 31,
------------------------------------------------------------------------------------------------
                                                                1997 Pro Forma of the Company
                                                        ------------------------------------------------
                                                             100%           Minimum         Minimum
                                                        Participation  Participation(1) Participation(2)
                                                        -------------- ---------------- ----------------
OPERATING DATA:
Total revenues                                          $ 3,901,630      $3,068,640      $ 3,146,008
Total expenses                                    (G)     2,048,729       1,931,122        1,561,493
Minority interest in operating partnerships                 110,967         110,930           88,479
Net income                                                1,741,934       1,026,588        1,496,036
Distributions to limited partners                         1,909,843       1,167,507        1,526,020
BALANCE SHEET DATA:
Cash and cash equivalents                                 5,572,466       3,977,210        4,013,870
Total assets at book value                              138,523,826      93,903,404      110,714,576
Notes payable                                             7,871,546       7,434,161        6,260,804
Total liabilities                                 (C)    10,267,159       9,297,477        7,730,620
Partners' capital/Shareholders' equity            (D)   127,487,155      83,836,415      102,461,351
Net assets at Consolidation value                 (B)   121,463,086      77,374,961       95,937,140
OTHER DATA:
Net increase in cash and cash equivalents                   162,362          62,020          387,370
Net cash provided by operating activities                 2,759,678       1,943,855        2,258,018
Ratio of earnings to fixed charges                            11.06            7.28            11.42
Ratio of earnings to total assets                              0.01            0.01             0.01
Book value per $1,000 of Original Investment      (A)        709.52(J)       669.94(J)        725.74(J)
Book value per share at Consolidation value       (H)         15.84           16.40            16.10
Earnings per $1,000 of Original Investment        (A)(F)       9.69(J)         8.20(J)         10.60(J)
Earnings per share-pro forma                      (I)          0.22            0.20             0.24
Distribution per $1,000 of Original Investment    (A)(E)      10.69(J)         9.33(J)         10.87(J)

----------------
(1) Minimum participation-Insured I (historical) and Insured II (fair value)

(2) Minimum participation-Insured I (historical) and Eagle (fair value)


(A) On the historical information and on the pro forma, the respective calculations have been presented using the base of $1,000 of Original Investment, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable. For comparison of historical to pro forma distribution on a Partnership by Partnership basis see Distribution Comparison table (page 56).


(B) Net assets at Consolidation value reflect adjustment of the book value of assets and liabilities to the values assigned for purposes of the Consolidation. This disclosure is informational only; the assets and liabilities of the Company will be recorded at the carrying values for Insured I and fair values for Insured II, Summit Preferred and Eagle.

(C) Pro Forma Total liabilities reflect the accrual of the Consolidation Expenses loan of $1,205,000, $767,615, and $951,765 for 100% Participation, Minimum Participation (1) and Minimum Participation (2), respectively.

(D) Pro Forma Shareholders' equity reflects the change in the respective percentage ownership interest of BUC$holders and the General Partners.

(E) Pro Forma Distributions reflect additional distributions after taking into account the reduction in fees payable to the General Partners, decrease in general & administrative expenses and increase in additional interest expense expected to be incurred as a result of financing.

(F) Earnings per $1,000 of Original Investment has been calculated over a per $1,000 of Original Investment basis, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable.

(G) Total pro forma expenses after the Consolidation include management fees which were recorded as special distributions prior to the Consolidation.

(H) Book value per share at Consolidation value using pro forma March 31, 1997 total shareholders' equity over the number of Shares assumed to be outstanding upon Consolidation (8,050,702, 5,111,494, and 6,365,271 shares at 100% Participation, Minimum Participation(1) and Minimum
    Participation(2), respectively).

(I) Pro forma earnings per share has been calculated using the number of Shares assumed to be outstanding upon Consolidation, as in Note (H) above.

(J) Original capital has been adjusted for Eagle to reflect distribution of proceeds from a prepayment of mortgage receivable due to the sale of Tivoli Lakes in 1994. Such distribution equals $4.70 per Unit. Each $1,000 of Original Investment (net of such prepayment proceeds) equals 65.3595 Units.

Comparison of Partnership Units and Company Shares

     The following is a summary of certain attributes of the ownership of Units and the ownership of Shares. The following descriptions are qualified in their entirety by reference to the Charter and Bylaws and to each Partnership's Partnership Agreement as well as the Maryland GCL and the Delaware Partnership Law. The descriptions are summaries and do not purport to be complete discussions of these matters. BUC$holders are encouraged to review carefully the more detailed comparison regarding the Units and the Shares discussed under "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS" in this Solicitation Statement for additional comparisons. A Stockholder's investment in Shares and a BUC$holder's investment in Units are subject to the risks of the Company's business and each Partnership's business, respectively. Similar to the limited liability of a BUC$holder of the Partnerships, a Stockholder will not have any liability under Maryland law for obligations of the Company solely as a result of his status as a Stockholder.



Characteristic               Limited Partnership (Units)                                Company (Shares)
------------------ -------------------------------------------------  ------------------------------------------------------
General Business   [bullet] Insured I and Insured II: investing in    [bullet] Own and acquire a diversified portfolio
                            existing, improved shopping center                 of retail and residential properties and
                            properties; Summit Preferred: equity               participating FHA insured mortgages in
                            investments in partnerships that own               a manner which is generally consistent
                            garden apartment complexes; Eagle:                 with past practice. The Company expects
                            investing in participating FHA d                   to initially focus on the acquisition of
                            co-insured  mortgages. Acquisition of,             shopping centers and properties in need of
                            or investment in, assets owned by                  redevelopment or repositioning in order to
                            affiliates of Related generally not                attempt to maximize growth. The Company
                            permitted except in Eagle.                         is not currently permitted to acquire or
                                                                               invest in properties owned by affiliates of
                                                                               Related but may make loans to properties or
                                                                               developments owned or acquired by affiliates
                                                                               of Related under certain circumstances.

                                                                      [bullet] Unlike Summit Preferred, the Company may
                                                                               directly invest in multi-family residential
                                                                               properties (in addition to indirect
                                                                               investment through operating partnerships
                                                                               that hold such investments)

                   [bullet] No reinvestment of proceeds from asset    [bullet] Reinvestment of proceeds from asset sales
                            sales or mortgage repayments                       and mortgage repayments and incurrence of
                                                                               debt to finance asset purchases, for growth

                                                                      [bullet] Charter permits the Company to engage in any
                                                                               lawful act or activity for which corporations
                                                                               may be formed under the laws of the State of
                                                                               Maryland including the issuance of securities
                                                                               in exchange for properties or other assets of
                                                                               the Company

                                                                      [bullet] Board of Directors may change investment
                                                                               policies, including the ability to acquire
                                                                               properties owned by affiliates of Related
                                                                               if approved by Independent Directors

                   [bullet] Joint Ventures are permitted under the    [bullet] Joint ventures and similar business ventures
                            Partnership Agreements within certain              are permitted under the Charter and Bylaws,
                            specified parameters                               provided that the Company owns a majority
                                                                               interest or otherwise has veto rights over, or
                                                                               control of, major decisions

Characteristic                      Limited Partnership (Units)
---------------------- -------------------------------------------------------
Liquidity and          [bullet] Illiquid--no established market
Transferability
                       [bullet] Transfers are subject to limitation

Property Portfolio     [bullet] Static Portfolio

Duration of Entity     [bullet] 34 to 40 years from formation

Asset Holding Period   [bullet] 10 to 12 year anticipated holding period

Federal Taxation       [bullet] Partnerships not subject to federal tax

Tax on Distributions   [bullet] Distributions are taxable to BUC$holders

State Tax              [bullet] Some states require withholding on
Withholding                     partnership distributions

Tax Characterization   [bullet] Passive income for Insured I, Insured II and
of Income                       Summit Preferred; portfolio income for Eagle

Tax Reporting          [bullet] Schedule K-1, generally mailed by March 15
                                of each year

Borrowing              [bullet] Generally not permitted (other than Insured
                                I & II)

Management             [bullet] Vested in General Partners


Characteristic                            Company (Shares)
---------------------- --------------------------------------------------------
Liquidity and          [bullet] To be listed on the American Stock Exchange
Transferability                 (or other national exchange or market)

                       [bullet] Freely transferable subject to Ownership Limit

Property Portfolio     [bullet] Investment flexibility

                       [bullet] More diversification and ability to grow

                       [bullet] Larger portfolio

Duration of Entity     [bullet] Perpetual; provided that if the Advisory
                                Agreement is still in effect, the Company may be dissolved (i) prior to the fourth anniversary of the Effective Date, only with recommendation of the Advisor and Majority Vote of Stockholders; (ii) after the fourth anniversary of the Effective Date, upon recommendation of Advisor and a Majority
                                Vote of Stockholders or upon a two-thirds vote of Stockholders without recommendation of Advisor

Asset Holding Period   [bullet] No established holding period;
                                proceeds of asset sales and mortgage repayments will be reinvested

Federal Taxation       [bullet] As a qualified REIT, Company generally not
                                subject to federal tax on amounts distributed to Stockholders

Tax on Distributions   [bullet] Distributions are taxable to Stockholders

State Tax              [bullet] Some states may require withholding on the
Withholding                     Company's distributions

Tax Characterization   [bullet] Portfolio income
of Income

Tax Reporting          [bullet] Form 1099-DIV must be mailed by January 31
                                of each year

Borrowing              [bullet] Permitted, up to 50% of the Company's Total
                                Market Value (measured at the time debt is incurred)

Management             [bullet] Vested in Board of Directors elected by
                                Stockholders

                       [bullet] Advisor manages day-to-day affairs

Characteristic                      Limited Partnership (Units)
---------------------- -------------------------------------------------------
Voting                 [bullet] Voting is based on a BUC$holder's ownership
                                interest in a Partnership; voting is generally permitted only for significant actions, as provided under Delaware Partnership Law

Management Fees        [bullet] Acquisition Fees ranging from 5% to 6%

                       [bullet] Special Distributions from Adjusted Cash Flow of
                                0.50% of Total Invested Assets

                       [bullet] Mortgage Selection Fee of 3%

                       [bullet] Disposition Fees ranging from 0% (Eagle) to 3%
                                (all other Partnerships) subordinated to prior return of BUC$holders' capital

                       [bullet] Percentage of Sales and Refinancing Proceeds,
                                generally subordinated to prior return of BUC$holders' capital

                       [bullet] None

Acquisition Expenses   [bullet] Amounts payable by the Partnerships for expenses
                                related to the initial acquisition of assets were subject to limitations based upon the overall front-end fees which a Partnership was permitted to incur; generally capped at approximately 1% of the gross proceeds raised in the initial offering

Anti-takeover          [bullet] While the Units are transferable, subject to
Provisions                      certain restrictions, the General Partners under
                                the Partnership Agreements may under certain circumstances refuse to permit assignees (who are not permitted to vote on any Partnership matters) to become substituted BUC$holders

Characteristic                            Company (Shares)
---------------------- --------------------------------------------------------
Voting                 [bullet] One vote per Share. Stockholders of a Maryland
                                corporation are generally entitled to vote on any material transactions or actions relating to such corporation, and such transactions or actions may not be consummated without the approval of the requisite number of stockholders. No super-majority voting requirements (except a liquidation which has not been recommended by the Advisor)

Management Fees        [bullet] Acquisition Fees of 3.75%

                       [bullet] Special Distribution from Adjusted Cash Flow/
                                Asset Management Fee of 0.375% of Total Invested Assets

                       [bullet] Mortgage Selection Fee of 3%

                       [bullet] None

                       [bullet] None

                       [bullet] Liquidation Fees of 1.5%, payable in connection
                                with a liquidation of the Company supervised by the Advisor

Acquisition Expenses   [bullet] As an operating company, the Company will be
                                directly responsible for all acquisition expenses incurred in connection with future asset acquisitions

Anti-takever           [bullet] Certain provisions of the Maryland GCL, the
Provisions                      Charter and Bylaws might have the effect of
                                delaying, deferring or preventing a transaction or a change in control of the Company that might involve a premium price for Shares or otherwise be in the best interest of the Stockholders.
                                Such provisions include the Ownership Limit, a classified Board of Directors and the power of the Board of Directors to issue preferred or common shares which could have an anti-takeover effect

                       [bullet] Advisory Agreement may be terminated only for
                                Cause for four years. Company not permitted to liquidate for four years and, thereafter, supermajority vote required to liquidate, unless Advisor recommends liquidation

Characteristic                      Limited Partnership (Units)
---------------------- -------------------------------------------------------
Distributions          [bullet] General Partners' distribution of cash flow
                                ranging from 1% (Insured I) to 2% (all other partnerships)

Expenses               [bullet] All Partnership expenses paid by
                                Partnerships; General Partners reimbursed for certain services performed for the Partnerships

Potential Dilution     [bullet] Partnerships are not authorized to issue
                                additional equity securities without the consent of a majority in interest of the BUC$holders

Potential Redemption   [bullet] The Partnerships have no ability to purchase
                                or redeem Units

Characteristic                             Company (Shares)
---------------------- ---------------------------------------------------------
Distributions          [bullet] Related General Partners and the Advisor will
                                be entitled to receive an aggregate 1.12% of the Shares issuable in the Consolidation, assuming 100% Participation

                       [bullet] Incentive Stock Options may be issued to the
                                Advisor if the Company's distributions in any year exceed $0.9869 per Share (i.e., the 1996 pro forma annual distributions set forth in this Solicitation Statement) if granted by the Compensation Committee

Expenses               [bullet] Reimbursements to the Advisor for administrative
                                expenses will not exceed $200,000 per annum subject to the following adjustments: the limit on reimbursements for administrative expenses will be increased (i) after the Company's first year of operations and each year thereafter by a percentage equal to the Consumer Price Index for the year then ended, and (ii) proportionately as the Company increases its asset portfolio

Potential Dilution     [bullet] Board of Directors may, in its discretion, cause
                                the Company to issue additional shares of Common Stock, preferred stock and other debt and equity securities without any Stockholder approval, including certain Shares which may be issued to the Advisor upon exercise of options granted to it and its employees pursuant to the Incentive Stock Option Plan. The Company may be required to issue Shares to Class Counsel pursuant to the Related Settlement

Potential Redemption   [bullet] The Board of Directors may, at its sole
                                discretion, determine to cause the Company to repurchase Shares from time to time out of surplus funds, if any, to further the business objectives of the Company


Non-Participating Partnerships

     A Partnership in which BUC$holders representing more than 33 1/3% of the Units object to the Consolidation (a "Non-Participating Partnership") will not participate in the Consolidation, and will continue to operate as a separate legal entity subject to its existing Partnership Agreement.

                                 RISK FACTORS

     The Consolidation involves certain risks and other adverse factors. BUC$holders are urged to read this Solicitation Statement carefully in its entirety, including all appendices and supplements hereto, and should consider carefully the following factors in evaluating the Consolidation, the Company and its business before determining whether to object to the Consolidation. Unless otherwise indicated, the risks described below are materially the same for the BUC$holders of each of the Partnerships.

Risks Relating to the Consolidation

     Lowest Estimated Market Value of Shares is Less Than Estimated Going Concern and Liquidation Values. The comparative analysis prepared by the Related General Partners to assist BUC$holders in analyzing the Consolidation indicates that, based on a variety of assumptions, the estimated going concern and liquidation values exceed the lowest estimated market value of the Shares. There can be no assurance that the actual market value of the Shares after the Effective Date will exceed the going concern or liquidation values. See "FAIRNESS--Comparison of Alternatives to the Consolidation."

     No Prior Market for Common Stock; Market Price May Decrease After Consolidation. There has been no prior market for the Common Stock and it is possible that the Common Stock will trade at prices substantially below the estimated liquidation value of the assets of the Company and the value assigned to the Shares for purposes of the Consolidation. The Common Stock will be approved for listing on the American Stock Exchange (or other national exchange or market) upon official notice of issuance prior to consummation of the Consolidation. The market price of the Common Stock may be subject to significant volatility after the Consolidation and could substantially decrease as a result of substantial initial selling activity following issuance of the Common Stock, the interest level of investors in purchasing the Common Stock after the Consolidation, interest rate levels, the amount of distributions to be paid by the Company and the continuing acceptance by the securities markets of REITs as an investment vehicle. The relatively small size of the Company, in terms of equity capitalization, could also tend to depress the market value of the Common Stock by comparison to REITs with larger equity capitalization. Thus, there is substantial uncertainty as to the prices at which the Common Stock will trade and the possibility that such prices will be less than the Adjusted Net Asset Values of the Partnerships.

     Although equity securities issued in transactions comparable to the Consolidation have recently traded at a premium to the value of underlying assets, there is substantial uncertainty as to the prices at which the Shares will trade and the possibility that such prices will be less than the Adjusted Net Asset Value per Share. See "FAIRNESS--Comparison of Alternatives to the Consolidation."

     Risks Related to the Differences in the Business and Investment Objectives Between the Company and the Partnerships. As a result of the Consolidation, BUC$holders will own an interest in a Company with a portfolio of assets which is different from, and more varied than, the type of assets in which they originally invested. Furthermore, the Company, unlike the Partnerships, will seek to expand its portfolio of assets. As a result of the foregoing changes, the business and investment objectives of the Company will differ from those of the individual Partnerships in certain respects resulting in the following new risks to BUC$holders:

     Fundamental Change in Nature of Investment; Change in the Portfolio of Assets. BUC$holders who become Stockholders will have fundamentally changed the nature of their investment. Each Partnership was formed as a finite-life entity with certain characteristics, including: (i) investments in a specified portfolio of real estate related assets; (ii) BUC$holders who expected to receive regular cash distributions from the Partnership's cash flow and special distributions upon liquidation of the Partnership's assets; (iii) the Partnerships were expected to hold assets for between ten and twelve years after their acquisition, depending on market conditions; (iv) any net proceeds from the sale, financing, refinancing or other disposition of any Partnership assets would be distributed to BUC$holders to the extent such proceeds exceed the Partnership's other cash requirements, rather than reinvested; and (v) upon liquidation, the BUC$holders would realize the market value of the Partnerships' assets, less expenses of liquidation and disposition fees payable to the General Partners.

     By contrast, (i) the Company's portfolio of real estate related assets will initially be more diversified than that of any single Partnership, but the composition of such portfolio may be changed from time to time by the Company's Board of Directors without Stockholder approval; and (ii) although Stockholders are expected to receive regular cash distributions, the Company has no specific intention to liquidate or to sell a substantial amount of its assets, and it plans to continue operations indefinitely. If the Consolidation is completed, Stockholders will not receive liquidation proceeds through asset sales but may liquidate their investment at any time by selling their Shares on the American Stock Exchange or in private transactions. In this regard, the market value of the Common Stock may never reflect the full fair market value of the Company's assets and, consequently, Stockholders may not realize the full fair market value of such assets by selling their Shares at prices which will be determined by trading on the American Stock Exchange. See "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS."

     Risks Relating to the Diversification of Asset Portfolios; Change in Geographic Diversity and Overall Asset Quality. The assets and liabilities of the Participating Partnerships will be combined in the Consolidation. Changes in the value of the assets or in the operating cash flows will be shared by all Stockholders. In addition, certain risks are inherent in the combination of real estate related assets as contemplated by the Consolidation, including environmental and similar risks. As a result of the Consolidation, the type and geographic diversity of the assets in which the Stockholders will own an interest will change. In all cases, the change will increase geo-graphic diversity. However, because the market for real estate may vary widely from one region of the country to another, the change in geographic diversity may expose Stockholders to different and greater risks than those to which they are presently exposed as BUC$holders. For geographic information regarding the Partnerships' assets, see "THE COMPANY--Assets and Operations." In addition, because the assets owned by the Partnerships are not of uniform type or quality, combining assets and liabilities of the Participating Partnerships in the Consolidation may diminish the overall asset quality underlying the investments of certain of the Stockholders by comparison with their existing Partnership investment. Furthermore, because the Consolidation may be completed without the participation of Insured II or Summit Preferred and Eagle, no assurance can be given as to whether these Partnerships will participate in the Consolidation. If these Partnerships do not participate in the Consolidation, the Company's ability to provide diversification in its asset base will decrease, thereby reducing the benefits to be realized from the Company's greater size and limiting the investment flexibility that would be realized if all Partnerships participate.

     Potential Conflicts of Interest of Related General Partners. The Related General Partners initiated and participated in the structuring of the Consolidation and have conflicts of interest with respect to its completion, including the following: (i) the Related General Partners, each of which is an affiliate of Related, serve as general partners of each Partnership, which creates an inherent conflict of interest when they serve in such capacity for Participating Partnerships that have different interests; and (ii) the Consolidation affords a number of benefits to the Related General Partners, including the following: (a) if the Consolidation is consummated, the Related General Partners and Class Counsel would effect a settlement in connection with the Litigation, therefore, the Related General Partners are subject to a conflict of interest in recommending to the BUC$holders that they not object to the Consolidation; and (b) the Advisor, an affiliate of Related, will enter into the Advisory Agreement, which the Company may not terminate, except for Cause, until the fourth anniversary of the Effective Date. Pursuant to the Advisory Agreement (and as a result of the Advisor's purchase of the P-B Interests), the Advisor will be entitled to receive from the Company approximately 75% of the aggregate annual fees currently paid by the Partnerships to the Related General Partners and the P-B General Partner. Therefore, although the aggregate annual fees payable by the Company will be reduced by approximately 25%, the Advisor's share of such fees will increase by approximately $200,000 per year.

     The Advisor will also have the ability, subject to the terms and conditions of the Advisory Agreement, to grow the Company's assets and thereby increase the amount of fees it can earn, including the Asset Management Fee, Acquisition Fee, Mortgage Selection Fee, Mortgage Placement Fee, and Special Distribution. If the Company were to utilize the maximum leverage permitted, the Advisor would be entitled to Acquisition Fees, Mortgage Selection Fees and Mortgage Placement Fees aggregating approximately $4,687,000 and increased annual Special Distributions and Asset Management Fees of approximately $468,700. Such additional fees will only be payable to the Advisor if and when the Company is able to acquire additional assets.

     Finally, pursuant to the Incentive Stock Option Plan, the Advisor may receive additional Shares of Common Stock if the Company's distributions in any year exceed the pro forma distributions set forth in this Solicitation Statement. Similar to the BUC$holders, the Related General Partners and the Advisor will receive Shares and, therefore, will have enhanced their liquidity. Pursuant to the Amended Insured Partnership Agreements, however, the Advisor, as a holder of the Insured LP Interests, will be restricted from converting all of the Insured LP Interests into Shares of Common Stock in order to preserve the partnership status of Insured I and Insured II. As a result of the Consolidation, the Related General Partner's negative capital account in Summit Preferred and Eagle could be reduced or limited, which would lessen or eliminate altogether the obligation that the Related General Partner would otherwise have had to contribute funds to Summit Preferred and Eagle upon liquidation.

     Potential Conflicts of Interest Due to Competition with Affiliates. It is anticipated that the Advisor will retain affiliates of Related to provide the services which it is required to provide to the Company under the Advisory Agreement. Furthermore, the Advisor and such affiliates may also act as advisor to other clients or investment vehicles (affiliated or otherwise) which invest in real estate assets. To the extent that other publicly-offered programs with similar investment objectives have funds available for investment at the same time as the Company, and/or an investment is potentially suitable for more than one such entity, conflicts of interest will arise as to which entity should acquire the investment. In such situations the Advisor and its affiliates will review the investment portfolio of each such entity and will make the decision as to which such entity will acquire the investment on the basis of such factors as the effect of the acquisition on each such entity's portfolio and objectives, the amount of funds available and the then length of time such funds have been available for investment, and the cash requirements of each such entity. If funds should be available to two or more publicly-offered programs to purchase a given investment and the other factors enumerated above have been evaluated and deemed equally applicable to each entity, then the affiliates will acquire such investment for the publicly-offered programs on a basis of rotation with the initial order of priority determined by the dates of formation of the entities.

     Potential Conflict of Interest of Class Counsel. In assessing Class Counsel's recommendation that BUC$holders not object to the Consolidation, BUC$holders should consider that Class Counsel may be deemed to have a conflict of interest with respect to such recommendation. In particular, the fees and expenses of Class Counsel, if approved by the Court, will be paid from the cash settlement pool provided by Related and other defendants pursuant to the Related Settlement and settlements reached with other defendants in the Litigation. In addition, as part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase, if any, as of the Anniversary Date in the capitalization of the Company, based upon (i) the difference between the trading prices of the Company's

Shares on the Anniversary Date and (ii) the trading prices of the Units and the asset values of the Partnerships prior to the Effective Date. The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. See "CONFLICTS OF INTEREST--Conflicts of Interest of Class Counsel."

     Uncertain Capital Structure Prior to Objection Deadline. Although the pro forma financial information provides three possible scenarios of participation among the Partnerships, the pro formas do not analyze all of the several potential scenarios of Partnership participation and the resulting uncertainty will prevent BUC$holders from fully evaluating the Company's potential financial strength or asset base in determining whether or not to object to the Consolidation. See "PRO FORMA FINANCIAL INFORMATION."

     Less than Majority in Interest Will Bind All BUC$holders in a Partnership. Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, a Partnership will participate in the Consolidation unless BUC$holders holding more than 331/3% of the outstanding Units in such Partnership object to the Consolidation. If a Partnership participates in the Consolidation, all BUC$holders of such Partnership, including BUC$holders who objected to the Consolidation (by delivering the Objection Notice by the Objection Deadline), will participate in the Consolidation. Unlike the Monetary Settlement, BUC$holders may not separately "opt-out" from the Equitable Settlement if their Partnership participates in the Consolidation. See "--Relinquishment of Rights from Court Approval of Related Settlement" below. The Units held by each Participating BUC$holder, including objecting BUC$holders, will be exchanged for Shares. Conversely, if BUC$holders holding more than 331/3% of the outstanding Units in a Partnership object to the Consolidation, that Partnership will not participate in the Consolidation. If a Partnership does not participate in the Consolidation, none of its BUC$holders will be permitted to receive Shares in exchange for their Units. Under the applicable Partnership Agreements, if the Consolidation were not subject to a judicial determination and Court Order following a Fairness Hearing, it could be consummated only by obtaining the approval of holders of a majority of the outstanding Units. See "THE CONSOLIDATION AND RELATED TRANSACTIONS" and "OBJECTION PROCEDURES."

     No Cash Paid to Objecting BUC$holders. Objecting BUC$holders do not have the right to receive cash based on an appraisal of their interests in the Participating Partnerships or otherwise. See "OBJECTION PROCEDURES--No Right of Appraisal."

     Relinquishment of Rights from Court Approval of Related Settlement. If the Related Settlement is approved by the Court: (a) all Participating BUC$holders (including those who have objected to the Consolidation) will release and discharge all claims against the Related General Partners and their affiliates based on allegations similar to those made in the Consolidated Complaint or in any Constituent Action which seek equitable relief different from that provided by the Related Settlement; (b) all Participating BUC$holders will also release and discharge all claims against the Related General Partners, their affiliates, the P-B General Partner and its affiliates, relating to or arising out of the terms or implementation of the Related Settlement with the Equitable Class, the Consolidation, and the withdrawal of the P-B General Partners; and (c) all non-participating BUC$holders will release and discharge all claims against the Related General Partners, their affiliates, the P-B General Partner and its affiliates arising out of or relating to the withdrawal of the P-B General Partner. In addition, if the Related Settlement is approved by the Court, all members of the Monetary Class who do not "opt-out" of the Monetary Settlement will release and discharge all claims against the Related General Partners and their affiliates in connection with or which arise out of the allegations set forth in the Consolidated Complaint or in any pleading in any Constituent Action or which relate to (i) the marketing, purchase, sale or holding of Units during the period January 1, 1980 through June 8, 1994 or (ii) the operation, oversight, monitoring or management of the Partnerships and other partnerships during such period (other than claims, rights, causes of action or liabilities described in this clause (ii) that are based on actual fraud committed by the Related General Partners, their officers, directors and employees). See "BACKGROUND, BENEFITS OF, AND REASONS FOR THE CONSOLIDATION--The Related Settlement."

     If the Related Settlement is not approved, members of the Monetary Class and BUC$holders could pursue the claims which are being released as part of the approval of the Related Settlement, subject to the right of the parties against whom claims were asserted to raise any defenses available to them.

     Risk of Increased Leverage. The Partnership Agreements of the Partnerships contain various restrictions on the amount and nature of Partnership borrowings and repayment terms. The Charter permits the Company to incur debt up to 50% of the Company's Total Market Value (measured at the time such debt is incurred), but will not limit repayment terms or interest rate structures. As of the date of this Solicitation Statement, the maximum amount the Company would be able to borrow is approximately $130,822,000.

     Only Insured I and Insured II currently have outstanding debt. See "THE COMPANY--Financing Policies."

     If the Company incurs substantial debt, it will be subject to the following risks: (a) the Company could lose its interests in assets given as collateral for secured borrowings if the required principal and interest payments are not made when due; (b) the Company's obligation to make principal payments, which are not treated as deductions for federal income tax purposes, does not relieve it from the obligation of distributing at least 95% of its REIT taxable income to Stockholders; (c) the Company's cash flow from operations may not be sufficient to retire these obligations as they mature, making it necessary for the Company to either refinance these obligations prior to maturity or to raise additional debt and/or equity for the Company or dispose of some of the Company's assets to retire the obligations, which could have an adverse effect on the amount of funds available for distribution to Stockholders; (d) the Company's ability to borrow additional funds will be restricted by the 50% debt to Total Market Value limitation unless there is an increase in the value of the Common Stock or the Company's assets; (e) no assurance can be given as to the availability, or the terms and conditions, of any financing needed by the Company to refinance borrowings; and (f) if such debt is incurred at interest rates that adjust based on prevailing market interest rates, an increase in the prevailing market interest rates would adversely affect the Company's cash flow and could reduce the amount of funds available for distribution to Stockholders.

     Risk of Lower Distributions. There is no guarantee with respect to the level of the Company's future cash distributions. Regardless of the initial level of such distributions, they could decline in the future to a level at which some Participating BUC$holders would receive lower distributions than they received prior to the Consolidation. The Company's 1996 pro forma financial statements indicate that BUC$holders of Summit Preferred and Eagle would have received lower distributions (approximately 0.66% or $0.30 per $1,000 of Original Investment less than 1996 annual distributions for Summit Preferred and approximately 9.95% or $6.18 per $1,000 of Original Investment less than 1996 annual distributions for Eagle) had the Consolidation occurred on January 1, 1996, with 100% Participation. Also, the Maryland GCL limits a Maryland corporation's ability to make distributions in certain circumstances.
See "THE COMPANY--Distribution Policy."

     Consolidation Expenses Will Reduce the Cash of the Company Available for Distribution to Stockholders. Consolidation Expenses are estimated to be approximately $1,205,000 or approximately .99% of the Company's total Adjusted Net Asset Value (based on the Adjusted Net Asset Values of the Partnerships and assuming 100% Participation). The Company will borrow to pay the Consolidation Expenses which will reduce the Company's cash balances to the extent of payments on such debt. Funds used to pay Consolidation Expenses (including with respect to any debt incurred to finance such expenses) would otherwise be available for distributions to Stockholders. If the Consolidation is consummated with 100% Participation, all Consolidation Expenses will be paid by the Company. If the Consolidation is not consummated, the Related General Partners will bear the Consolidation Expenses. If the Consolidation is consummated at less than 100% Participation, the Related General Partners will be responsible for the Consolidation Expenses otherwise allocable to Non-Participating Partnerships.

     Tax Consequences of Failure to Qualify as a REIT. The Company intends to elect to be treated as a REIT under the Code. No assurance can be given, however, that the Company will be organized or operated in a manner which would permit it to qualify to make such election. To qualify as a REIT, the Company will be required to satisfy many complex and technical requirements, including requirements regarding the nature of its assets and sources of its income. The determination of various factual matters and circumstances not entirely within the Company's control may affect its ability to qualify as a REIT. The Company is relying on the opinion of Counsel regarding its ability to initially qualify as a REIT. Such legal opinion is not binding on the IRS. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company."

     If in any taxable year the Company were to fail to qualify as a REIT, the Company would not be allowed a deduction for distributions to Stockholders in computing taxable income and would be subject to federal income tax on its taxable income at regular corporate rates. Unless entitled to relief under certain statutory mitigation provisions, the Company would also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost. As a result, the funds available for distribution to the Company's Stockholders would be substantially reduced for each of those years. The Company currently intends to operate in a manner designed to qualify as a REIT, but it is possible that future economic, market, legal, tax or other considerations may cause the Company to fail to qualify as a REIT or may cause the Company's Board of Directors to revoke the REIT election. See "FEDERAL INCOME TAX CONSIDERATIONS."

     Risk of Improper Allocation of Shares. The allocation of Shares among Participating Partnerships is based upon the Adjusted Net Asset Values assigned to each such Partnership, which are based upon and subject to significant assumptions and limitations, and which are based, in part, on the Appraisals which necessarily include their own significant assumptions and limitations. Accordingly, there can be no assurance that the number of Shares allocated to each Participating Partnership reflects the relative values at which the underlying assets of each such Partnership could be sold, the relative values at which the Units of each such Partnership could be sold, or that such Shares could be sold at a price equal to the Adjusted Net Asset Value assigned to such Shares. The risk of improper allocation of Shares passes through to BUC$holders, each of whom, upon the Effective Date, will receive a pro rata percentage of the Shares allocated to the Participating Partnership in which such BUC$holders held Units prior to the Consolidation. If, based on future operations of the Company, it could be shown that the allocation method resulted in an inequitable allocation of Shares, some BUC$holders would have received more or less Shares than they otherwise should have been allocated.

     Contingent or Undisclosed Liabilities. By acquiring Units in exchange for Shares, the Company will, upon consummation of the Consolidation, succeed to all assets and liabilities of the Participating Partnerships including any contingent, unknown liabilities. Neither the General Partners nor the Partnerships will make any representations or warranties to the Company with respect to the assets or liabilities of the Partnerships. As a result, the Company will not be entitled to any indemnification if assets are encumbered or if undisclosed liabilities exist. If after the Consolidation the Company determines that the assets are materially encumbered or that undisclosed liabilities exist, there may be an adverse effect on the market value of the Shares. See "--Risks Relating to the Business of the Company--Environmental Laws May Impose Additional Liability" below as to the possibility of undisclosed environmental conditions potentially affecting the value of the Partnerships' assets.

     Loss of Relative Voting Power by BUC$holders. If the Consolidation is completed, Stockholders will have an investment in a larger entity and will thus lose relative voting power. BUC$holders may currently vote on certain Partnership matters in proportion to their interests in the Partnership relative to the interests of all BUC$holders in the same Partnership. After the Consolidation, Participating BUC$holders will be able to vote as Stockholders of the Company and will hold approximately 99.45% of the outstanding Shares (assuming the Advisor and the Related General Partners have not exercised the Conversion Option with respect to the Insured LP Interests). Stockholders will have one vote per Share. Stockholders of a Maryland corporation are generally entitled to vote on any material transactions or actions relating to such corporation, and such transactions or actions may not be consummated without the approval of the requisite number of stockholders. See "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS."

     Negative Impact of Being an Advised REIT. The Company will be an externally advised REIT, rather than a self-administered REIT, which may have a negative impact on the value of the Common Stock. The Related General Partners believe that many investment bankers, brokerage firms, financial consultants, institutional investors and others believe that self-administered REITs are more favorably received in the equity markets. The Related General Partners, together with Class Counsel, explored the possibility of structuring the Company as a self-administered REIT. Such a structure would require the Company to purchase those operating divisions of Related necessary to support the activities of the Advisor. The purchase price for such a transaction is generally determined by applying a multiple to recurring and transaction income generated by the entity to be purchased. Because the Advisor is newly formed and has no operating history, and due to the potentially dilutive effect of issuing Shares to accomplish such structure, Related and Class Counsel were unable to establish a mutually agreeable price for the Advisor. The Company could determine in the future to acquire the Advisor or otherwise become self-administered although management does not have any present intention to do so.

     The Company does not own any equity interests in the Advisor and, therefore, will not be able to influence the day-to-day decisions of the Advisor. As a result, the Advisor may implement business policies or decisions that would not have been implemented by persons controlled by the Company which are adverse to the Company or could lead to adverse financial results which could impact the Company's financial condition and ability to make distributions to Stockholders. See "MANAGEMENT--Description of Incentive Stock Option Plan."

     The Consolidation Will Require Participating BUC$holders to Forego Alternatives to the Consolidation. The Related General Partners considered alternatives to the Consolidation, such as the continuation of the Partnerships as currently structured and the liquidation of the Partnerships through sales of entire Partnership portfolios or sales of individual Partnership assets. The benefits of these alternatives are avoiding certain expenses of the Consolidation and avoiding some of the risks associated with the Consolidation as set forth in this section. Retaining the finite-life feature of the Partnerships would allow BUC$holders eventually to receive liquidation proceeds from the sale of the Partnership assets. A BUC$holder's share of these sale proceeds from a liquidation in the future or currently could be higher than the amount realized from a sale of the Company's Shares received in exchange for the Units in the Consolidation. See "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--Alternatives to the Consolidation."

     Board of Directors May Change Investment Policies. The descriptions in this Solicitation Statement of the major policies and the various types of investments to be made by the Company reflect only the current plans of the Company's Board of Directors. The Company's Board of Directors may change the investment policies of the Company without a vote of the Stockholders. If the Company changes its investment policies, the risks and potential rewards of an investment in the Company may also change. In addition, the methods of implementing the Company's investment policies may vary as new investment techniques are developed. See "THE COMPANY--Investment Policies."

     Lack of Operating History. The Company is newly formed, with no operating history. In addition, the Company's business and investment objectives differ from those of the Partnerships. For example, the Company expects to acquire interests in shopping center properties and residential apartment complexes that will require redevelopment and repositioning, whereas the Partnerships invested in new and/or stable shopping center properties and residential apartment complexes. In addition, the Company will be able to issue additional equity securities, incur debt and reinvest the proceeds from the sale of assets and repayments of mortgages while none of the Partnerships are permitted to do so. There can be no assurance that the Company will achieve its stated objectives.

     Risks Related to Anti-takeover Provisions. Certain provisions of Maryland law and the Charter and the Bylaws may have the effect of discouraging a third party from making an acquisition proposal for the Company and may thereby inhibit a change in control of the Company under circumstances that could give Stockholders the opportunity to realize a premium over the then-prevailing market prices of the Shares. Such provisions include the following:


     Ownership Limit. For the Company to maintain its qualification as a REIT under the Internal Revenue Code of 1986 (the "Code"), not more than 50% in value of the outstanding shares of stock of the Company may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) at any time during the last half of the Company's taxable year (other than the first taxable year for which the election to be treated as a REIT has been made).


     To ensure that the Company will not fail to qualify as a REIT under this and other tests under the Code, the Charter, subject to certain exceptions, authorizes the directors to take such actions as are necessary and desirable to preserve its qualification as a REIT and to limit any person to direct or indirect ownership of no more than 9.9% (the "Ownership Limit") of the value of the outstanding Shares (including, for this purpose, preferred stock) of the Company. The Company's Board of Directors, in its sole discretion, may exempt a proposed transferee from the Ownership Limit. However, the Board may not grant an exemption from the Ownership Limit to any proposed transferee whose ownership, direct or indirect, of in excess of 9.9% of the value of the outstanding shares of Common Stock of the Company would result in the termination of the Company's status as a REIT. See "DESCRIPTION OF COMMON STOCK-- Restrictions on Ownership and Transfer." These restrictions on transferability and ownership will not apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt to qualify, or to continue to qualify, as a REIT.


     The Ownership Limit may delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for the Common Stock or otherwise be in the best interest of the Stockholders. See "DESCRIPTION OF COMMON STOCK" and "FEDERAL INCOME TAX CONSIDERATIONS."

     Preferred Stock. The Charter permits the Board of Directors to issue shares of preferred stock and to establish the preferences and rights (including the right to vote and the right to convert to Common Stock) of any such preferred stock issued. Thus, the Board of Directors could authorize the issuance of preferred stock with terms and conditions which could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of the Shares might receive a premium for their Shares over the then-prevailing market price of such Shares. See "DESCRIPTION OF COMMON STOCK."

     Staggered Board. The Board of Directors has three classes of directors. The terms of the first, second and third classes will expire in 1998, 1999 and 2000, respectively. Directors for each class will be chosen for a three-year term upon the expiration of the current class' term, beginning in 1998. Directors may be removed by the Majority Vote of Stockholders only for Cause prior to the fourth anniversary of the Effective Date, and with or without Cause after such anniversary. The use of a staggered board makes it more difficult for a third party to acquire control over the Company.


     Exemption from Maryland Business Combination Law. Under the Maryland GCL, certain "business combinations" (including certain issuances of equity securities) between a Maryland corporation such as the Company and any person who owns 10% or more of the voting power of the entity's shares (an "Interested Stockholder") are prohibited for five years after the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, any such business combination must be approved by two super-majority stockholder votes unless, among other things, the holders of shares of Common Stock receive a minimum price (as defined in the Maryland GCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for its shares. As permitted by the Maryland GCL, the provisions of the Charter exempt any "business combinations" involving any stockholder. Accordingly, the five-year prohibition and the super-majority vote requirement will not apply to any "business combinations" and any stockholder may be able to enter into "business combinations" with the Company, which may or may not be in the best interests of the other stockholders, without the super-majority stockholder approval. See "CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE CHARTER AND BYLAWS--Business Combinations."


     Exemption from Maryland Control Shares Acquisition Statute. The Maryland control shares acquisition statute may have the effect of discouraging a third party from making an acquisition proposal for the Company. The Maryland GCL provides that "control shares" of a corporation acquired in a "control shares acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible under the statute to be cast on the matter. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third,
(ii) one-third or more but less than a majority, or (iii) a majority of all voting power. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control shares acquisition" means the acquisition of control shares, subject to certain exceptions.

     If voting rights are not approved at a meeting of stockholders then, subject to certain conditions and limitations, the issuer may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value. If voting rights for control shares are approved at a stockholders' meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights.

     As permitted by the Maryland GCL, the Charter contains a provision exempting from the control shares acquisition statute any and all acquisitions by any persons of shares of Capital Stock. There can be no assurance that such provision will not be amended or eliminated at any point in the future. If the foregoing exemption in the Charter is rescinded, the control shares acquisition statute could have the effect of discouraging offers to acquire the Company and of increasing the difficulty of consummating any such offer.

     Advisory Agreement. The Advisory Agreement cannot be terminated by the Company prior to the fourth anniversary of the Effective Date, other than for Cause, and the Company cannot liquidate prior to such anniversary date except upon a recommendation of the Advisor. After the fourth anniversary of the Effective Date, the vote of the holders of 66 2/3% of the Company's then outstanding shares of Common Stock is required to approve a liquidation of the Company that is not recommended by the Advisor and the vote of the holders a majority of the then outstanding shares of Common Stock is required to approve a liquidation of the Company recommended by the Advisor. The inability to terminate the Advisory Agreement until after the fourth anniversary of the Effective Date could discourage third parties willing to acquire a controlling interest in the Company from doing so especially if they were seeking to replace the Advisor in order to permit them to provide advisory services to the Company and receive the fees otherwise payable to the Advisor.

     Possible Dilutive Effect Arising from Shares Available for Future Sale and Shares to Be Issued to Class Counsel Pursuant to the Settlement. The Board of Directors of the Company will have the ability, without Stockholder approval, to offer additional shares of its Common Stock or other equity or debt securities in exchange for money, property or otherwise. No prediction can be made as to the effect, if any, that future sales of Common Stock or the availability of such shares for future sale will have on the market price of the Common Stock. Future sales of substantial amounts of Common Stock (including Common Stock issued to Class Counsel as described below) or the perception that such sales would occur, may adversely affect prevailing market prices for the Common Stock. Stockholders will have no preemptive right to purchase shares issued in any such offerings, and any such offerings might cause a dilution of a Stockholder's investment in the Company.


     As part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase, if any, as of the Anniversary Date in the capitalization of the Company, based upon (i) the difference between the trading prices of the Company's Shares on the Anniversary Date and (ii) the trading prices of the Units and the asset values of the Partnerships prior to the Effective Date. One-half of such fees, if any, will be paid in the form of restricted securities (restricted only with respect to sale, assignment, pledge or other transfer of such securities) (the "Restricted Securities") and the remaining one-half of such fees will be paid in the form of unrestricted securities (the "Unrestricted Securities" and, together with the Restricted Securities, "Counsel's Fee Shares"). The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. Although the value of such Shares cannot be determined at this time, if Class Counsel were to receive the maximum number of Shares possible it would own approximately 316,300 Shares based upon the number of Shares outstanding as of the consummation of the Consolidation. The Counsel's Fee Shares will be distributed to Class Counsel quarterly in eight equal distributions commencing thirty days after the Anniversary Date and restrictions on the Restricted Securities expire one year from the date of issuance. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT--Security Ownership of Certain Beneficial Owners."


Risks Relating to the Business of the Company

     General Risks Associated with Commercial Real Estate. The Company is subject to the risks inherent in the ownership of commercial properties, including, without limitation, fluctuations in occupancy rates and operating expenses, variation in rental schedules, the character of the tenancy and the possible effect on cash flow from a property if its tenants incur financial difficulties. Such events may, in turn, be adversely affected by general and local economic conditions, interest rate levels, the availability of financing, the supply of and demand for properties of the type in which the Company invests (directly or indirectly), environmental laws and regulations, zoning laws, federal and local rent controls, other laws and regulations and real property tax rates. Certain expenditures associated with real estate equity investments (principally real estate taxes and maintenance costs) are not necessarily decreased by events adversely affecting the Company's income from such investments. Thus, the cost of operating a property may exceed the rental income earned thereon, and the Company may have to advance funds in order to protect its investment or may be required to dispose of the property at a loss. For these and other reasons, no assurance of profitable operations can be made.

     The ability of the Company to manage its assets is subject to federal bankruptcy laws and state laws affecting creditors' rights and remedies available to real property owners. In the event of the financial failure or bankruptcy of a tenant, there can be no assurance that the Company could promptly recover the tenant's premises from the tenant or from a trustee or debtor-in-possession in any bankruptcy proceeding filed by or against such person, or that the Company would receive rent in such proceeding sufficient to cover its expenses with respect to such premises. In the event of the bankruptcy of a tenant, the Company will be subject to the provisions of the federal bankruptcy code, which in some instances may restrict the amount and recoverability of claims held by the Company against such tenant. If any tenant defaults on its obligations to the Company, the Company may lose some or all of the income receivable from such tenant which could have a material adverse effect on the Company's financial condition, profitability and cash available for distribution to Stockholders.

     Risk of Interest Rate Increases. Historically, the market value of REIT securities has been sensitive to changes in market interest rates. Due to the fluctuating nature of interest rates in general, and the impact of such fluctuations on the prices of REIT securities in particular, and the impact of such fluctuations on the Company's debt, some of which may bear interest at variable rates, the Common Stock will be vulnerable to increases in interest rates, which may tend to reduce cash flow available for distributions and the market price of the Common Stock. In addition, because of the Company's investments in mortgage loans, the trading price of the Common Stock may be affected by prevailing market interest rates, including (i) in periods of high interest rates, the Common Stock may be less attractive than alternative investments of equal or lower risk, and (ii) high interest rates may have a negative effect on the value of certain of the Company's assets which would negatively affect the value of the Shares.

     Possible Inability to Achieve Growth. The Company's growth objectives will be affected by a variety of factors (including factors over which the Company may have little or no control), including (i) conditions prevailing in the public securities markets generally, such as the level of interest rates, and the relative demand for public securities generally, and REIT securities specifically, and (ii) the performance and perception of the Company, which will be affected by general real estate conditions, as well as by the Company's specific assets and operations. Thus, there is no assurance that the Company will be able either to raise through debt or equity offerings the necessary funds for growth, or to persuade others to accept the securities of the Company in a direct exchange for assets.

     Risks Associated with Renovation and Redevelopment. The Company intends to acquire existing shopping centers and apartments which need redevelopment and renovation. In connection with any redevelopment project, the Company will bear certain risks, including the risks of construction delays or cost overruns that may increase project costs and could make such project uneconomical, the risk that occupancy or rental rates at a completed project will not be sufficient to enable the Company to pay operating expenses or earn its targeted rate of return on the investment, and the risk of incurrence of redevelopment costs in connection with projects that are not pursued to completion. In case of an unsuccessful redevelopment project, the Company's loss could exceed its investment in such project.

     Risk of Not Achieving Investment Objectives. The original investment objectives of the Partnerships are generally to preserve Partnership capital and provide distributions of cash flow from operations to BUC$holders while providing the potential for capital appreciation and increasing cash distributions through the ownership and eventual disposition of real estate and real estate related assets. The Company's investment objectives, on the other hand, are (a) to maximize the value of the Common Stock, (b) to provide for current income for distribution to Stockholders, and (c) to increase distributions per share of Common Stock through the acquisition and ownership of a diversified portfolio of retail and residential properties and participating FHA insured and co-insured mortgages. If the Consolidation is completed, there can be no assurance that the Company will be able to achieve its investment objectives. See "THE COMPANY--Investment Objectives."

     Reliance Upon Major Tenant. One major tenant, Kroger Food Stores, will represent in excess of 17% of the Company's pro forma total revenues (assuming 100% Participation). No other single tenant will account for more than 10% of the Company's pro forma total revenues, assuming 100% Participation. The six leases with Kroger as a tenant expire from 2003 to 2013. The ability to renew such leases or to re-lease the space upon lease expiration cannot be assured or determined. Although, the Related General Partners believe that Kroger will renew their leases at expiration, there can be no assurance they will do so. If any of the leases are not renewed by Kroger at their respective expiration dates, the Company would attempt to lease the space to another tenant or tenant(s) appropriate for such space. Failure to lease the space could have an adverse effect on both the cash flow from operations and capital appreciation of the centers where Kroger is the anchor tenant. In addition, the continued credit quality of this tenant cannot be assured, nor can the ability to re-lease the space in the event of a tenant default or bankruptcy. In addition, three major tenants representing, in the aggregate, 4.2% of the Company's pro forma total revenues (assuming 100% Participation) have closed their facilities, but continue to pay rent in accordance with the terms of their respective leases. Although the Related General Partners believe that such tenants will continue to pay rent in accordance with their lease commitments, there can be no assurance that such tenants will continue to do so.

     Competition. In acquiring retail and residential real estate and participating FHA insured and co-insured mortgages, the Company will be in competition with private investors, mortgage banking companies, lending institutions, trust funds, pension funds and other entities, some with similar objectives to those of the Company. Some of these entities can be expected to have substantially greater resources and experience in acquiring retail and residential real estate and participating FHA insured and co-insured mortgages, than the Company.

     Uninsured Loss. The Company's tenants carry comprehensive liability, fire and extended coverage insurance with respect to the Company's real properties, with policy specification and insured limits customarily carried for similar properties. There are, however, certain types of losses that may be either uninsurable or not economically insurable. Should an uninsured total loss occur, the Company could lose both its capital invested in and anticipated profits from one or more of its assets which could have an adverse effect on the Company's financial condition, profitability and cash available for distribution.


     Environmental Laws May Impose Additional Liability. A current or previous owner or operator of real property may be legally liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such liability may exist whether or not the owner or operator knew of, or was responsible for, such hazardous or toxic substances. In addition, the presence of hazardous or toxic substances may adversely affect the owner's ability to borrow using such real property as collateral. Certain environmental laws impose liability for release of asbestos-containing materials ("ACMs") into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with ACMs. In connection with the ownership (direct or indirect), operation, management and development of real properties, the Company may be liable for removal or remediation costs, as well as certain other potential costs which could relate to such hazardous or toxic substances or ACMs (including governmental fines and injuries to persons and property).

     Insured I and Insured II obtained Phase I Environmental Assessments ("Phase I Reports") on three of the shopping center properties at the times Insured I and Insured II financed their purchase of the Insurance Policies. The Phase I Reports found no violations of applicable environmental regulations, and concluded that there has been no verifiable or apparent adverse environmental impact from past or present land use. The Related General Partners' and each Partnership's awareness of environmental problems associated with its real estate related assets is derived from information obtained from prior owners, due diligence inquiries when the assets were acquired, or inquiries to or correspondence with state regulatory agencies. There may, however, be environmental problems associated with those properties not known to the Related General Partners or the Partnerships and not disclosed in the Phase I Reports, which problems would have been disclosed had the Related General Partners or the Partnerships conducted environmental analyses in connection with the Consolidation. In the event pre-existing environmental conditions requiring remediation are discovered subsequent to the consummation of the Consolidation, the cost of remediation may be borne by the Company.

     Possible Changes in Tax Laws. Income tax treatment of REITs may be modified, prospectively or retroactively, by legislative, judicial or administrative action at any time. No assurance can be given that legislation, new regulations, administrative interpretations or court decisions will not significantly change the tax laws with respect to the qualification as a REIT or the federal income tax consequences of such qualification. In addition to any direct effects such changes might have, such changes might also indirectly affect the market value of all real estate investments, and consequently the ability of the Company to realize its investment objectives. While any such legislation may contain transitional rules that would reduce its impact on the Company, it is impossible to predict whether or in what form such legislation may be enacted in the future. See "FEDERAL INCOME TAX CONSIDERATIONS."


     Status of the Company Under ERISA. The Company has received an opinion of Counsel to the effect that, based on certain assumptions concerning the public ownership and transferability of the Common Stock, shares of Common Stock should be "publicly offered securities" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that, consequently, the assets of the Company should not be deemed "plan assets" of an ERISA plan, individual retirement account or other non-ERISA plan that invests in the Common Stock. If the Company's assets were deemed to be plan assets of any such plan, then, among other consequences, certain persons exercising discretion as to the Company's assets would be fiduciaries under ERISA, transactions involving the Company undertaken at their direction or pursuant to their advice might violate ERISA, and certain transactions that the Company might enter into in the ordinary course of its business might constitute "prohibited transactions" under ERISA and the Code.

     Potential Liability Under the Americans With Disabilities Act. As of January 26, 1992, all of the real properties of the Partnerships were required to be in compliance with the Americans With Disabilities Act (the "ADA"). The ADA generally requires that places of public accommodation be made accessible to people with disabilities to the extent readily achievable. Compliance with the ADA requirements could require removal of access barriers and non-compliance could result in imposition of fines by the federal government, an award of damages to private litigants and/or a court order to remove access barriers. Because of the limited history of the ADA, the impact of its application to the Partnership properties, including the extent and timing of required renovations, is uncertain. The Related General Partners have surveyed all Partnership properties and believe that all of the properties are in substantial compliance with the ADA. Pursuant to certain lease agreements with tenants in certain of the Partnership properties, such tenants are obligated to comply with the ADA provisions, and the Related General Partners believe that such tenants can cover any costs associated with such compliance with funds from operations, established reserves or normal bank borrowings. If required changes involve a greater expenditure than anticipated, or if the changes must be made on a more accelerated basis than anticipated, the ability of tenants to cover such costs could be adversely affected.


          BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION

History of the Partnerships

     Formation. The Partnerships were formed between 1986 and 1989 to invest in shopping centers, garden apartment complexes and mortgages secured by real property. In general, the Partnerships' original investment objectives were to preserve Partnership capital and provide distributions of cash flow from operations to BUC$holders, while providing the potential for capital appreciation and increasing cash distributions through the ownership and eventual disposition of real estate related assets. The original objectives of the Partnerships varied somewhat with respect to whether it was an equity real estate or mortgage program and the relative emphasis on such attributes as property type, current cash flow and tax benefits. The original anticipated holding periods also varied.

     The Related General Partners' Management of the Partnerships. The Related General Partners have managed the day-to-day operations of the Partnerships since inception. As general partners of the Partnerships, they have been responsible for management and administration of the Partnerships, including finance and accounting, asset management and administration, overall loan compliance and coordination of loan modification and restructuring, where applicable.

     Historical Information and Achievement of Objectives. All of the Partnerships have paid distributions since inception. As set forth in the table below, as of March 31, 1997, the Partnerships had made aggregate cash distributions to BUC$holders of approximately $103,288,154. Distributions for Insured I, Insured II, Summit Preferred and Eagle have been at stable levels (adjusted for dispositions) for 16 quarters, 15 quarters, 19 quarters and 13 quarters, respectively.

     The Partnerships have suffered to some varying degree from the adverse conditions that prevailed in the real estate industry in the 1980s and that still persist in some areas of the country. These adverse conditions have resulted in varying levels of reduced cash flow or erosion of capital or both.

     The table set forth below provides a comparison of the capital raised and distributions made by the Partnerships as of March 31, 1997:

              Historical Information Concerning the Partnerships


                                                                               Distributions      Distributions
                                                                                     to                to         Date of Last
                                                                                BUC$holders        BUC$holders     Admission
                                                                 Total            through            in Most      of Original
Partnership                  Type of Investments            Capital Raised        3/31/97        Recent Quarter   BUC$holders
------------------ ---------------------------------------- ---------------- ------------------- ---------------- -------------
Insured I          Shopping Centers                           $100,000,000    $  46,787,423         $  900,001      8/1/87
Insured II         Shopping Centers                             25,140,575        9,715,729            232,501      6/15/89
Summit Preferred   Residential Garden Apartment Complexes       13,147,780        7,407,091            150,478      2/15/89
Eagle              Participating FHA
                   Co-insured mortgages                         52,822,000       39,377,911(1)         627,270      6/16/89
                                                              -------------   --------------        -----------
 TOTAL                                                        $191,110,355    $ 103,288,154         $1,910,250
                                                              =============   ==============        ===========


--------------
(1) Includes a special distribution in March 1994 of approximately $12,413,000 from the proceeds of a prepayment of a mortgage-receivable.

     To the best knowledge of the Related General Partners, 100% of the net proceeds of the original offerings of all of the Partnerships was invested in accordance with the Partnerships' original investment objectives.

     The following information sets forth, on a Partnership-by-Partnership basis, the original investment objectives of each Partnership and the extent to which the Related General Partners believe such objectives have been met.

     Insured I. Original investment objectives: (i) preserve and protect capital; (ii) provide BUC$holders with cash distributions of net rental income from Partnership properties which are anticipated to be partially tax sheltered; and (iii) provide the potential for capital appreciation of the Partnership's properties. Based upon the original capital raised from BUC$holders of $100,000,000, cash distributions to BUC$holders of $46,787,423, as of March 31, 1997, and an Adjusted Net Asset Value to BUC$holders of $60,618,098, the Related General Partners believe that objectives (i) and (ii) above were substantially met but objective (iii) has not yet been met.

     Insured II. Original investment objectives: (i) preserve and protect capital; (ii) provide BUC$holders with cash distributions of net rental income from Partnership properties which are anticipated to be partially tax sheltered; and (iii) provide the potential for capital appreciation of the Partnership's properties. Based upon the original capital raised from BUC$holders of $25,140,575, cash distributions to BUC$holders of $9,715,729 as of March 31, 1997, and an Adjusted Net Asset Value to BUC$holders of $16,054,310, the Related General Partners believe that objectives (i) and (ii) above were substantially met but objective (iii) has not yet been met.

     Summit Preferred. Original investment objectives: (i) preserve and protect capital; (ii) provide BUC$holders with cash distributions; and (iii) provide for additional cash flow and a participation in capital appreciation of properties owned by the operating partnership. Based upon the original capital raised from BUC$holders of $13,147,780, cash distributions to BUC$holders of $7,407,091 as of March 31, 1997, and an Adjusted Net Asset Value to BUC$holders of $9,088,747, the Related General Partners believe that objectives (i) and (ii) have been met but objective (iii) above has not yet been met.

     Eagle. Original investment objectives: (i) preserve and protect capital;
(ii) provide BUC$holders with cash distributions; and (iii) provide additional distributions from additional interest arising from participations in cash flow of developments and/or sale or refinancing of developments and, to a lesser extent, from prepayment of any mortgage acquired at a discount. Based upon original capital raised from BUC$holders of $52,822,000, cash distributions to BUC$holders of $39,377,911 as of March 31, 1997, and an Adjusted Net Asset Value to BUC$holders of $34,338,056, the Related General Partners believe that objectives (i) and (ii) have been met and that objective (iii) has been met in part.

     Since the Units are not listed on any national or regional stock exchange, nor quoted on the Nasdaq National Market, there has been limited liquidity available to BUC$holders. Secondary market sales activity in the Units has been limited and sporadic, with less than five percent of all outstanding Units traded (excluding intra-family transfers) during 1996. Based upon information provided by Partnership Spectrum as compiled from approximately twelve secondary market firms, for the twelve months from December 1, 1995 through November 30, 1996, secondary market sales prices were below the Adjusted Net Asset Values of the Partnerships. See "FAIRNESS--Comparison of Alternatives to the Consolidation--Secondary and Market Prices for Units."

     The offering materials for the Partnerships generally contemplated investment holding periods between ten years and twelve years following the date of the last Partnership investment, unless economic conditions indicated that a variation from those periods was in the best interests of the BUC$holders.

     The following table sets forth, with respect to each Partnership, the age of the Partnership relative to the anticipated holding period of the Partnership's investments as set forth in the applicable offering materials:

                         Original Anticipated Holding
                          Period of the Partnerships

                                                            Remaining
                                                           Originally
                                          Original         Anticipated
                          Last Date      Anticipated        Holding
                           Assets          Holding          Period
Partnership               Acquired      Period (years)      (years)
-----------------------   -----------   ----------------   ------------
Insured I  ............   12/31/86           10-12            0-2
Insured II ............    8/18/88           10-12            2-4
Summit Preferred ......     9/1/88            8-12            0-4
Eagle  ................    6/10/88           10-12            2-4

     Recent Tender Offer for Insured I. In June 1996, the BUC$holders of Insured I received an unsolicited tender offer from Equity Resource Fund XIX, a Massachusetts limited partnership, to purchase up to 120,000 Units (3% of the outstanding Units) of Insured I at a price of $5.00 per Unit ($200 per $1,000 of Original Investment). The applicable Related General Partner recommended that BUC$holders not tender their Units pursuant to such tender offer. The applicable Related General Partner believes that slightly less than 3% of the outstanding Units of Insured I were acquired in such tender offer.

Description of the Litigation


     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of BUC$holders in the Partnerships against the Partnerships, PSI, the P-B General Partner and a number of other defendants including certain other partnerships (the "Other Partnerships") sponsored by Prudential and affiliates of Related. Plaintiffs alleged violations of the Racketeer Influenced and Corrupt Organizations Act ("RICO") statutes, breach of fiduciary duty, fraud, deceit and negligence, and demanded an accounting. Plaintiffs sought unspecified compensatory, punitive and treble damages, and rescission, including costs and attorneys' fees. PSI and the P-B General Partner have previously settled claims against them in the Litigation.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions, was transferred to a single judge of the Court and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket No. 1005). On June 8, 1994, plaintiffs in the transferred cases filed a complaint (the "Consolidated Complaint") covering, for pretrial purposes, all of the transferred actions ("the Constituent Actions") and their constituent complaints (the "Constituent Complaints"), and naming as defendants, among others, Prudential and the Related General Partners. The Partnerships are not named as defendants in the Consolidated Complaint (although they remain named-defendants in certain of the Constituent Complaints), but the names of the Partnerships are listed as being among the limited partnerships at issue in the case.


     The Consolidated Complaint alleges violations of the federal and New Jersey RICO statutes, fraud, negligent misrepresentation, breach of fiduciary duties, breach of third-party beneficiary contracts and breach of implied covenants in connection with the marketing and sales of the Units. In particular, the Consolidated Complaint alleges material misrepresentations and omissions respecting the level of safety, income and growth and complains about the illiquidity of the Units.

     Plaintiffs request relief in the nature of rescission of the purchase of the Units and recovery of all consideration and expenses in connection therewith, as well as compensation for lost use of money invested less cash distributions; compensatory damages; consequential damages; treble damages for defendants' RICO violations (both federal and New Jersey); general damages for all injuries resulting from negligence, fraud, breaches of contract, and breaches of duty in an amount to be determined at trial; disgorgement and restitution of all earnings, profits, benefits and compensation received by defendants as a result of their unlawful acts; costs and disbursements of the action; reasonable attorneys' fees; and such other and further relief as the Court deems just and proper.

     On November 28, 1994, the Court deemed certain of the Constituent Complaints (including Kinnes) amended to incorporate into the Constituent Complaints the new allegations and new parties (e.g. the Related General Partners) set forth in the Consolidated Complaint.

     The defendants have vigorously denied and continue to deny all liability to the Class Members and all allegations of wrongdoing directed at defendants in the Consolidated Complaint. Notwithstanding the foregoing, settlement discussions with the plaintiffs have resulted in proposed settlements with some, but not all, of the defendants. In particular, after a fairness hearing on November 17, 1995, the Court, among other matters, granted (i) final approval to the class certification and (ii) final approval of a partial settlement of the Class Action against PSI and the P-B General Partner pursuant to which they agreed to establish a settlement fund of $110 million. Settlement negotiations with respect to defendants other than Prudential and Related are continuing.

The Related Settlement

     History of Settlement Negotiations. Related first explored with Class Counsel the possibility of a settlement of the Litigation at a meeting on or about August 8, 1994. During that meeting, Related described the broad outlines of a settlement involving a monetary payment and the reorganization of the Partnerships and the Other Partnerships. As a result of that meeting, and at Class Counsel's request, on or about September 26, 1994, Related delivered to Class Counsel a written outline of a possible settlement. That outline assumed that the P-B General Partner would be negotiating a settlement with Class Counsel which would result in, among other things, the P-B General Partner's withdrawal as a general partner from each of the Partnerships and the Other Partnerships without compensation for doing so.

     For approximately one year thereafter, there was little communication with Class Counsel regarding a possible settlement. During that time Class Counsel negotiated and ultimately reached a settlement with PSI and the P-B General Partner in the amount of $110,000,000.

     On July 11, 1995, Related met with Class Counsel to review certain aspects of the proposal that had been made. On August 17, 1995, Related sent to Class Counsel a draft memorandum of understanding that contained more detail than the original August 1994 settlement outline. At about this time, Related and PSI determined that the P-B General Partner would be compensated by Related for withdrawing as a general partner of the Partnerships and the Other Partnerships. As a result, Related sought to reduce the cash component of the settlement inasmuch as it would now have to compensate the P-B General Partner for its interests. Class Counsel, however, refused.

     On September 14, 1995, Class Counsel delivered a term sheet to Related containing a draft of the settlement terms. A series of meetings then ensued between Related, its counsel, Class Counsel and their financial consultant, including meetings on September 19, 1995, October 19, 1995, December 1, 1995, December 7, 1995, December 15, 1995 and January 3, 1996. Various issues were negotiated at those meetings including the structure and terms of the Consolidation, the scope of releases to be given, the scope of the monetary class and the equitable class, the extent to which fees payable by the Partnerships would be reduced, the extent to which Related would be responsible for the costs attendant to the Consolidation and the extent to which Related would be reimbursed if the Consolidation were approved and became effective. In addition, during this period, at Class Counsel's request, Related delivered to Class Counsel detailed information, including a break-down of the fees the General Partners had been receiving from each Partnership and the reduction in each type of fee which would inure to the benefit of the Partnerships.

     On January 16, 1996, Related sent Class Counsel a term sheet outlining the proposed Consolidation. On March 12, 1996, Class Counsel sent an initial draft of the proposed Settlement Stipulation. On March 28, 1996, Class Counsel sent a revised draft of the term sheet. On or about March 29, 1996, Related communicated its comments regarding the term sheet and the proposed Settlement Stipulation. As a result, on May 16, 1996, Class Counsel sent a revised draft of the proposed Settlement Stipulation to Related. Subsequently, several revised drafts of the proposed Settlement Stipulation and term sheets were prepared and distributed in June 1996. In addition, Related met with Class Counsel several times in June 1996 to discuss, among other items, the addition of Pru-Bache Tax Credit to the equitable class and the equitable relief that members of that partnership would be receiving. After the details of the equitable relief had been determined, Related and representatives of Class Counsel discussed and agreed upon the methodology that the Court would be asked to approve pursuant to which Class Counsel would be compensated for their services to the Equitable Class. See "CONFLICTS OF INTEREST--Conflicts of Interest of Class Counsel." The Settlement Stipulation and other documents respecting the Related Settlement were further negotiated, drafted and revised during the period from June to December 1996.

     On December 24, 1996, Class Counsel and Related entered into the Settlement Stipulation, which was preliminarily approved by order of the Court dated December 31, 1996.


     The Order, among other matters, (i) certified two classes for settlement purposes: one pursuant to Rule 23(b)(3) of the Federal Rules of Civil Procedure for monetary relief (the "Monetary Class Members") and the other pursuant to Rule 23(b)(1) and (2) for equitable relief (the "Equitable Class Members" and, together with the Monetary Class Members, the "Class Members"); (ii) approved the form of class notices ("Class Notices") and directed that the Class Notices be sent, along with this Solicitation Statement, to the applicable Class Members after review and approval by the Court subsequent to the filing and clearance of the Solicitation Statement with the Commission; and (iii) scheduled a date for the Fairness Hearing at which all BUC$holders and Class Members will have an opportunity to be heard. In addition, the Court enjoined: (i) the Class Members from (a) transferring their Units prior to the Fairness Hearing unless the transferee agrees to be bound by the Related Settlement, (b) conducting a tender offer for Units, or (c) transferring their right to vote or granting a proxy with respect to the Consolidation; and (ii) the General Partners from (a) recognizing or processing transfers of Units except in accordance with the Order, and (b) making the list of unitholders in each Partnership available to any person seeking to conduct a tender offer.


     The Monetary Class Members consist of, among others, all persons who between January 1, 1980 and June 8, 1994 purchased Units, regardless of whether they currently hold Units, excluding those BUC$holders who have previously settled or litigated to conclusion with PSI or the P-B General Partner in arbitrations or court proceedings other than MDL Docket No. 1005. The Equitable Class Members consist of, among others, all current holders of Units, regardless of whether they have settled with PSI or the P-B General Partner. There is substantial overlap between the two classes and they are not mutually exclusive. Accordingly, many people will be a member of both classes. However, some Monetary Class Members will not be members of the Equitable Class (e.g., persons who purchased their Units between January 1, 1980 through June 8, 1994 but who have sold their Units and are no longer BUC$holders). Conversely, some Equitable Class Members will not be members of the Monetary Class (e.g., persons who are current BUC$holders but who purchased their Units after June 8, 1994). If a person who is a member of both classes opts out of the Monetary Class, he will still be able to sue individually for money damages notwithstanding the fact that he remains a member of the Equitable Class. Conversely, a person who is an Equitable Class Member who is also a Monetary Class Member will be able to object to the Consolidation in response to the Solicitation Statement without opting out of the Monetary Class. However, Equitable Class Members whose Partnership is a Participating Partnership may not opt out of the Equitable Class even if they object to the Consolidation.

     Summary of Related Settlement; Effect on Rights of BUC$holders. The Related Settlement is comprised of two parts, the Monetary Settlement, in which only Monetary Class Members may participate, and the Equitable Settlement, in which only Equitable Class Members will participate.


     The Monetary Settlement requires Related to pay $2,058,333 (the "Settlement Amount") in settlement of its portion of the Monetary Class claims. The Settlement Amount, less Court-approved fees and expenses, will be distributed among Monetary Class Members in accordance with a plan of allocation that was formulated by Class Counsel and approved by the Court.


     Equitable relief provided to the Equitable Class Members as part of the Related Settlement consists of (a) the Consolidation and/or (b) the withdrawal of the P-B General Partner as a general partner of each of the Partnerships.

     The Related Settlement will result in the full and complete settlement, discharge and release of the claims by Monetary Class Members against the Related General Partners and their affiliates in connection with or which arise out of the allegations set forth in the Consolidated Complaint or in any pleading in any Constituent Action or which relate to (i) the marketing, purchase, sale or holding of Units during the period January 1, 1980 through June 8, 1994 or (ii) the operation, oversight, monitoring or management of the Partnerships and Other Partnerships during such period (other than claims, rights, causes of action or liabilities described in this clause (ii) that are based on actual fraud committed by the Related General Partners, their officers, directors and employees. Each BUC$holder who invested in a Partnership that is part of the Consolidation is restrained from commencing or prosecuting any settled claims.

     If the Related Settlement is approved by the Court, all Participating BUC$holders will release and discharge, and be enjoined from bringing, all claims against the Related General Partners and their affiliates based on allegations similar to those made in the Consolidated Complaint or in any Constituent Action and that seek equitable relief different from that provided by the Related Settlement. If the Related Settlement is approved by the Court, all Participating BUC$holders will also release and discharge, and be enjoined from bringing, all claims against the Related General Partners, their affiliates, the P-B General Partner and its affiliates relating to or arising out of the terms or implementation of the Related Settlement with the Equitable Class, the Consolidation, and the withdrawal of the P-B General Partners. If the Related Settlement is approved by the Court, all non-Participating BUC$holders will release and discharge, and be enjoined from bringing, all claims against the Related General Partners, their affiliates, the P-B General Partner and its affiliates arising out of or relating to the withdrawal of the P-B General Partner.

     The Related General Partners will advance payment for all costs of notice and administration of the Related Settlement. However, if the Monetary Settlement is approved, the Related General Partners will be reimbursed, subject to Court approval of such reimbursement, for all costs of notice and administration incurred by the Related General Partners in connection with the Monetary Settlement in excess of $100,000. Such reimbursement will be made from the settlement pool created by the Related General Partners cash settlement payment. The Related General Partners will initially pay all expenses incurred in connection with the Equitable Settlement. If approval of the Consolidation is obtained, the Company will reimburse the Related General Partners for the expenses incurred in connection with the Consolidation. If the Consolidation is not consummated for any reason then the Related General Partners shall bear all costs related to the Equitable Settlement and shall not be entitled to any reimbursement of such costs from the Partnerships.


     Right to Terminate. The Related General Partners may, at their discretion, terminate the Related Settlement for any of the following reasons: (1) requests for exclusion from the Monetary Class are validly filed by persons otherwise entitled to be Monetary Class Members who purchased Units in the Partnerships and other Partnerships having an aggregate original purchase price equal to or greater than a certain specified amount agreed upon by Class Counsel and the Related General Partners; (2) the Court fails or declines to enter the Order and final judgment within 180 days after the Fairness Hearing; (3) the Court enters an alternative judgment; (4) the action entitled Romano v. Prudential Insurance Company of America, No. 94 Civ. 3527 ("Romano") is not dismissed with respect to the Related General Partners and their affiliates named as defendants in Romano;
(5) the requirements of one of the two Minimum Participation scenarios are not satisfied or such Minimum Participation requirements are met but, as permitted by the Settlement Stipulation, Related refuses to proceed without 100% Participation; or (6) the Court has not approved the Related Settlement, including the Consolidation.

     Consolidation Approval Procedure. Approval of the Equitable Settlement and, therefore, the Consolidation is in the sole discretion of the Court. The Equitable Settlement provides that, assuming certain other conditions are met, a Partnership will participate in the Consolidation unless BUC$holders holding more than 33 1/3% of the outstanding Units in such Partnership object to the Consolidation. BUC$holders have until August 18, 1997 to object to the Consolidation. Thus, a Partnership will participate in the Consolidation if (a) BUC$holders holding less than 33 1/3% of the outstanding Units of a given Partnership object to including that Partnership in the Consolidation, (b) the Court approves of the Partnership being included in the Consolidation, (c) the P-B General Partner withdraws as a general partner from each of the Partnerships, and (d) the other terms and conditions of the Settlement Stipulation are satisfied or waived.

Under the applicable Partnership Agreements, if the Consolidation were not subject to a judicial determination and court order following a Fairness Hearing, it could only be consummated by obtaining the affirmative approval of holders of a majority of the outstanding Units.

     In addition to a BUC$holder's right to object to the Consolidation by delivery of an Objection Notice pursuant to this Solicitation Statement, BUC$holders may object to any aspect of the Related Settlement, including the Consolidation, by following the procedures set forth in the Class Notice which accompanies this Solicitation Statement. However, if the Court approves the Consolidation after the Fairness Hearing and an objecting BUC$holder is a BUC$holder in a Participating Partnership, such BUC$holder may not opt out of the Equitable Settlement.

     If more than 33 1/3% of the BUC$holders of a Partnership object to the participation of that Partnership in the Consolidation, that Partnership will not participate in the Consolidation and will continue to operate as a separate legal entity with its own existing properties and other assets and its own existing liabilities. Consummation of the Consolidation with respect to Participating Partnerships will not have any impact on the investment objectives, policies or restrictions applicable to a Non-Participating Partnership, or affect the fees and distributions payable by such Non-Participating Partnership to its general partners and their affiliates (although, at the Related General Partner's option (and subject to Court approval), the P-B General Partner will be required to withdraw from such Partnership).

Class Counsel

     Class Counsel consists of 25 law firms located throughout the United States, each of which is unaffiliated with the Related General Partners. Such firms were selected by the individual plaintiffs who commenced or intervened in the Litigation, all of whom are BUC$holders, to represent and act on behalf of BUC$holders in the Litigation, including settlement of the Litigation. Class Counsel represented all BUC$holders in the Litigation. Class Counsel are coordinated by an Executive Committee consisting of seven nationally recognized law firms with extensive experience in the prosecution and resolution of securities class actions. The Executive Committee is chaired by: Melvyn I. Weiss, Esq., Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119; and Lawrence A. Sucharow, Esq., Goodkind Labaton Rudoff & Sucharow LLP, 100 Park Avenue, New York, New York 10017.

     Each of the above law firms is experienced in representing investors in securities and limited partnership class action litigation, and each has represented investors in complex settlement negotiations resulting in a variety of transactions. Class Counsel have recovered billions of dollars on behalf of class members and have been involved in numerous actions the resolution of which required the issuer to take remedial actions.

     Class Counsel investigated the claims asserted against the Related General Partners in the Litigation, conducted discovery, including the review of numerous documents and the taking of depositions, and conducted extensive negotiations with the Related General Partners resulting in the Related Settlement. Prior to agreeing to the final terms of the Related Settlement, of which the Consolidation forms a part, and recommending it to the Equitable Class Members, Class Counsel retained the services of Oppenheimer & Co., a well known investment banking firm, and obtained the Fairness Opinion. See "FAIRNESS OPINION AND APPRAISALS."

     The fees of Class Counsel, as approved by the Court, will be paid from the cash settlement pool provided by the Related General Partners and other defendants pursuant to the terms of the Related Settlement and settlements reached with other defendants in the Litigation.

     Class Counsel may be deemed to have a conflict of interest in determining to recommend to Equitable Class Members that they not object to the Related Settlement, of which the Consolidation is a part, because Class Counsel intend to apply to the Court for an award of fees and reimbursement of expenses. Such fees would be payable in Counsel's Fee Shares which will be issued only in the event that the Consolidation results in an increase in the value of investor equity as determined one year following the commencement of trading of the securities to be issued to Equitable Class Members pursuant to the Consolidation. The maximum amount of Shares which may be issued to Class Counsel will be equal to 3.95% of the total number of shares outstanding as of the Anniversary Date. See "CONFLICTS OF INTEREST--Conflicts of Interest of Class Counsel." The settlement and Class Counsel's fee application are subject to the approval of the Court. See "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--Description of the Litigation."

Alternatives to the Consolidation

     Before deciding to recommend the Consolidation, the Related General Partners examined certain alternatives to the proposed Consolidation in an effort to achieve maximum benefits to each BUC$holder. These alternatives were
(a) continued management of the Partnerships as currently structured and (b) liquidation of the Partnerships through entire portfolio sales or sales of individual assets (including sales of assets to a REIT as discussed below). For a detailed quantitative comparison of the alternatives to the Consolidation, see "FAIRNESS."

     Furthermore, inasmuch as the Consolidation is being proposed by the Related General Partners in connection with the Related Settlement, they did not actually consider other transactions as alternatives to the Consolidation. However, in comparing the alternatives examined, the Related General Partners considered the fact that the Partnerships' offering prospectuses contemplated a holding period for their respective assets of eight to twelve years from the date of a Partnership's last acquisition of assets (which dates of acquisition range from 1986 to 1988). However, such holding periods were only estimations made at the time of the offering of Units and, as more fully discussed below, due to current real estate market conditions, the Related General Partners do not believe that the sale of the assets at this time would be in the best interest of BUC$holders. Finally, the Related General Partners are not required to cause the Partnerships to sell their assets at any specific time.

Continuation of the Partnerships

     Benefits of Continuation. An alternative to the Consolidation would be to continue each of the Partnerships in accordance with its existing business plan. Each Partnership would remain a separate legal entity, with its own assets and liabilities, governed by its existing Partnership Agreement. BUC$holders in favor of this option should consider objecting to the Consolidation. Continuing the Partnerships without change has a number of benefits, including the following: (i) each Partnership would remain a separate entity, with its own assets and liabilities, and its original investment objectives, consistent with the guidelines, restrictions and safeguards in its Partnership Agreement; (ii) the Partnership's performance would not be affected by the performance of the other Partnerships, including the investment objectives, interests and intentions of the BUC$holders in the other Partnerships; (iii) there would be no change in the nature of the BUC$holders' investment or relative voting rights;
(iv) there would be no change in the cash distribution policy (solely as a result of not participating in the Consolidation); (v) the BUC$holders would continue to defer certain income taxes on Partnership distributions and would not have an immediate recognition of gain or loss; and (vi) the Participating Partnerships would not incur the expenses associated with the Consolidation, which are estimated to be approximately $1,205,000.

     In addition, continuing the Partnerships without change avoids the disadvantages inherent in the Consolidation. These disadvantages include, among others: (i) the uncertainties of allocating the Shares to be issued by the Company on a fair and equitable basis; (ii) the uncertain market value of the Shares to be issued by the Company; (iii) the fundamental change in the investment caused by the Consolidation; (iv) the fact that the Consolidation is a taxable transaction; and (v) the risks and other detriments set forth in this Solicitation Statement.

     Detriments of Continuation. Maintaining the Partnerships as separate entities may have the following potentially negative results when compared with the benefits that the Related General Partners perceive may be derived from the
Consolidation: (i) illiquidity of investment on a current basis due to the lack of a large and established secondary market; (ii) a less efficient and cost effective exit strategy for BUC$holders wishing to liquidate their investment at some future date; (iii) complicated tax filings for BUC$holders based on Schedule K-1; (iv) duplication among the Partnerships in reporting, filing and other costly administrative services; (v) difficulty in valuing the investment due to the limited secondary market for Units; (vi) complex administration, valuation and reporting of ERISA information for tax-exempt investors (IRAs, pension and profit-sharing plans, etc.); (vii) inability to achieve cost savings and (viii) less flexibility and control in actively managing the portfolio.

     Valuation Comparison. As discussed in the more detailed quantitative analysis of the alternatives to the Consolidation, the Related General Partners have estimated that the going-concern value of the Units per $1,000 of Original Investment for each Partnership would be less than the highest estimated value of the Shares (on the same per $1,000 of Original Investment basis) and more than the lowest estimated value of the Shares (on the same basis). See "FAIRNESS--Comparison of Alternatives to the Consolidation".

Liquidation of the Partnerships

     Benefits of Liquidation. Although not considered by the Related General Partners to be a viable option at this time, each of the Partnerships could immediately dissolve, sell its assets, pay off existing liabilities and distribute the net liquidation proceeds to the BUC$holders and General Partners in accordance with the distribution provisions of its Partnership Agreement. The primary benefit of this strategy is that it would allow for an immediate final liquidation of all of the BUC$holders's investment and a distribution of cash equal to the net liquidation proceeds.

     Detriments to Liquidation. Circumstances currently affecting the financial and real estate markets must be taken into consideration in analyzing the desirability of selling the Partnerships' assets, including timing of the sale of assets. Although in recent years the investment demand and availability of financing for certain types of real estate assets in many parts of the country have shown marked improvement, overall conditions have not fully recovered to the levels prevailing when most of the Partnerships' assets were originally acquired, and the market values of many of the Partnerships' assets have not increased to levels sufficient to allow BUC$holders to obtain a return of their Original Investment. It is not certain whether market conditions are likely to improve sufficiently in the near future to permit asset sales at more favorable market values, but, investments in real estate historically have been considered a stable long term investment despite periodic market fluctuations. The Related General Partners believe that holding, rather than liquidating, the Partnerships' assets, with the expectation that market values will continue to improve over the long term is in the best interest of the BUC$holders and could improve their overall investment return. Based on the factors described above, the Related General Partners concluded that a sale of the Partnerships' assets and a liquidation of the Partnerships' at this time would be premature.

     A liquidation would be expected to occur in one of two ways: (i) on an asset-by-asset basis, which would likely realize optimum prices for each asset, but which would be expensive, drawn-out, and result in the protracted life of a Partnership until all of its assets could be sold and the entity dissolved; or
(ii) on a portfolio basis to one or two buyers, which may result in a less drawn-out liquidation period and less protracted life of the Partnership, but would likely result in some price reductions or other additional costs to compensate a buyer for purchasing assets which may not entirely fit its investment criteria. If the Partnerships were to liquidate, such liquidations would involve significant transaction costs at the property level, including expenses such as selling commissions, transfer taxes, recording fees, title insurance premiums, legal fees, repair or other escrow expenses, and various other closing costs, in addition to potentially significant costs relating to representations, warranties and indemnifications, which are generally required by purchasers of such assets. There would, in addition, be potentially significant partnership administrative and overhead costs incurred as the Partnerships windup, which costs are largely independent of asset size and nature, and which over an extended liquidation period, could reach disproportionately high levels in relation to revenues, thereby further reducing the portion of net sales proceeds ultimately available for distribution to BUC$holders from the liquidation.

     Potential Acquisition of Partnership Assets by a REIT. The Related General Partners believe that the most obvious buyers for the Partnerships' assets in a liquidation scenario would be existing REITs, which have access to capital and are seeking growth through acquisitions. As buyers, existing REITs are seeking to capture the increased value derived from the difference between the expected cash flow from properties they purchase and the amount of cash that they pay to purchase such properties (whether in the form of interest on debt or the cost of equity in the form of distributions on its stock). However, it is this value differential, less Consolidation expenses, which the Company seeks to capture by consummating the Consolidation. In a liquidation sale of assets, the Partnerships would not only forfeit this value differential together with potential increases in value but they would also incur the transaction costs of the liquidation as well as Partnership administration and overhead costs during the liquidation period as outlined above. Thus, the Related General Partners believe that the Consolidation, with its attendant transaction costs, would result in a greater overall benefit to the BUC$holders than a liquidation sale of the Partnerships assets.

     Valuation Comparison. As discussed in the more detailed quantitative analysis of the alternatives to the Consolidation, the Related General Partners have estimated that the going-concern value of the Units per $1,000 of Original Investment for each Partnership would be less than the highest estimated value of the Shares (on the same per $1,000 of Original Investment basis) and more than the lowest estimated value of the Shares (on the same basis). See "FAIRNESS--Comparison of Alternatives to the Consolidation."

Benefits of, and Reasons for, the Consolidation

     In deciding whether to recommend the Consolidation to BUC$holders, and in negotiating the terms of the Consolidation, the Related General Partners and Class Counsel considered the benefits to be derived as a result of the Consolidation. The following is a brief discussion of the primary advantages the Consolidation is expected to generate for BUC$holders.

     Increase in Liquidity. Currently, the Partnerships' Units are traded only through an informal and inefficient secondary market. The Company's Common Stock will be approved for listing on the American Stock Exchange (or other national exchange or market) upon official notice of issuance prior to consummation of the Consolidation. The Related General Partners believe that listing the Common Stock on the American Stock Exchange is likely to substantially enhance the liquidity of the investment. The Related General Partners believe the Consolidation offers Participating BUC$holders a faster and more efficient means of liquidating their investment than if the Partnerships were to attempt to liquidate their portfolios through conventional asset sales or if the BUC$holders were to sell their Units in the relatively illiquid secondary market for such Units.

     Increased Distributions. Lower costs resulting from the elimination of a portion of the fees payable to the P-B General Partner and the contribution to the Company of one-half of the P-B Interest acquired by the Advisor as well as reduced costs associated with the operation and maintenance of the Partnerships as public partnerships (including the necessity of furnishing Schedule K-1's) and certain economies of scale resulting from the common beneficial ownership and management of the Participating Partnerships' portfolio is expected to generate an increase in the funds available for distribution from that which could be generated by the individual Partnerships. Furthermore, the Consolidation will simplify the preparation of financial statements, tax returns, investor information and reports and filings otherwise required. Certain cost savings will be enhanced to the extent that more than the minimum number of Partnerships participate in the Consolidation. The Company's 1996 pro forma financial statements indicate that BUC$holders of Summit Preferred and Eagle would have received lower distributions (approximately 0.66% or $0.30 per $1,000 of Original Investment less than 1996 annual distributions for Summit Preferred and approximately 9.95% or $6.18 per $1,000 of Original Investment less than 1996 annual distributions for Eagle) had the Consolidation occurred on January 1, 1996, with 100% Participation. However, the Related General Partners believe that additional cost savings together with the benefits anticipated to be derived from the Company's new business plan, neither of which is reflected in the Company's 1996 pro forma financial statements, will be achieved, thereby resulting in a progressive increase in distributions to BUC$holders including those in Summit Preferred and Eagle. There can be no assurance that such additional cost savings or benefits derived from the Company's new business plan will be achieved.

     Reduction in Aggregate Annual Fees. The Consolidation will result in lower aggregate annual fees being paid by the Company to the Advisor than the aggregate annual fees currently paid by the Partnership to the General Partners. In addition, the Related General Partners believe that the Company will be able to achieve cost savings as a result of combining the services currently provided to the Partnerships, thereby increasing the aggregate cash flow which would be available for distribution. See "PRO FORMA FINANCIAL INFORMATION." Although the formulas used to calculate all post-Consolidation fees (except the Mortgage Servicing Fee, which remains unchanged) reflect reduced amounts from those currently payable to the General Partners, the gross amount of such fees could be higher post-Consolidation due to the increased size of the Company's portfolio as a result of new acquisitions to be made by the Company (although such fees will still be less than they would have been under the old formulas).

     The following is a comparison of (i) the aggregate fees paid by each of the Partnerships to the General Partners, to (ii) the fees that will be paid by the Company to the Advisor.


                         Summary of Reduction in Fees

                                                                                 Percentage
                                                                     Post-       (Decrease)/
                                                         Current  Consolidation  Increase
                                                          Fees       Fees*        in Fees
                                                         -------  -------------  ------------
Insured I
Acquisition Fee(1)  ..................................   5.000%      3.750%          (25.0%)
Special Distribution from Adjusted Cash Flow(2) ......   0.500%      0.375%          (25.0%)
Disposition Fee(3)  ..................................   3.000%      0.000%         (100.0%)

Insured II
Acquisition Fee(1)  ..................................   5.000%      3.750%          (25.0%)
Special Distribution from Adjusted Cash Flow(2) ......   0.500%      0.375%          (25.0%)
Disposition Fee(3)  ..................................   3.000%      0.000%         (100.0%)

Summit Preferred
Acquisition Fee(1)  ..................................   6.000%      3.750%          (37.5%)
Asset Management Fee(4)(5)  ..........................   0.500%      0.375%          (25.0%)
Disposition Fee(3)  ..................................   3.000%      0.000%         (100.0%)

Eagle
Mortgage Selection Fee(6) ............................   3.000%      3.000%            0.0%
Mortgage Placement Fee(7) ............................   1.250%      0.750%          (40.0%)
Asset Management Fee(4) ..............................   0.500%      0.375%          (25.0%)

--------------


* The advisor may also receive (a) incentive stock options which will be issued only if the Company's distributions in any year exceed $0.9869 per Share (i.e., the 1996 pro forma annual distributions set forth in this Solicitation Statement) and if granted by the Compensation Committee and (b) a Liquidation Fee payable only if the Company is dissolved and such dissolution and liquidation of the assets of the Company is supervised by the Advisor.


(1) Based on the acquisition price of each property acquired by the Company.

(2) Per annum based on Insured I's and Insured II's Total Invested Assets; payable by Insured I and Insured II, respectively.

(3) Represents a subordinated fee payable to the General Partners, generally based on the gross sales price of a property. It is unlikely that the General Partners would receive such fee.

(4) Per annum based on the Company's Total Invested Assets; payable by the Company quarterly, in arrears, at the end of each calendar quarter.

(5) The General Partners are currently deferring all of the amount due and payable by Summit Preferred to the General Partners with respect to such fee (the Company will continue to carry these deferred fees as a liability on its books). The Advisor will not defer any portion of such fee after the Effective Date.

(6) Based on the principal amount of each mortgage funded by the Company.

(7) This fee is and will continue to be paid by the borrower under any mortgage originated by the Company, and not by the Company.


     Pursuant to the Partnership Agreements and the Advisory Agreement, the General Partners and the Advisor are entitled to reimbursement of certain administrative costs incurred by them on behalf of the Partnerships or the Company. Reimbursement of such costs is included in General Administrative Expenses ("G & A") in the pro forma and historical financial statements. The Related General Partners believe that as a result of the Consolidation the Company's G & A will be reduced as a result of combining services currently provided to the Partnerships. Pursuant to the Advisory Agreement, the maximum amount of expenses which the Company may reimburse the Advisor is $200,000 in any given year of operations, subject to the following adjustments: the overall limit on reimbursements for administrative expenses will be increased (i) after the Company's first year of operations and each year thereafter by a percentage equal to the Consumer Price Index for the year then ended, and (ii) proportionately as the Company increases its asset portfolio.


     For more information regarding aggregate compensation paid and distributions made by the Company and the Partnerships on a pro forma and historical basis, see "FAIRNESS--Compensation, Reimbursements and Distributions to the General Partners."

     Increase in Trading Value of Shares. The Related General Partners expect the stabilized market price of the Company's Shares will increase relative to the current market/trading value of the Units. This belief is based on the expectation that the marketplace will place a greater value on an entity which has the ability to grow and has a significant enough capitalization to be able to access the financial markets and achieve greater liquidity, none of which qualities exist with the Partnerships. Notwithstanding the expected outlook for the stabilized value of the Company's Shares, the Related General Partners recognize that there is substantial uncertainty as to the prices at which the Shares will trade in the short-term following the consummation of the Consolidation. Trading pressure resulting from BUC$holders wishing to sell their Shares immediately after the Effective Date may result in the trading price of the Shares being artificially depressed until the market for the Shares is stabilized.

     Ability to Raise Capital. The Company will have access to financing and the capital markets with the ability to fund future growth and capital requirements through the issuance of additional publicly-traded and privately-placed securities and the raising of funds from debt and mortgage obligations, subject to a maximum debt limit equal to 50% of the Company's Total Market Value (measured at the time such debt is incurred).

     Growth. The Partnerships were originally formed to acquire (i) new or recently improved substantially leased neighborhood shopping centers, (ii) preferred equity interests in new apartment properties and (iii) FHA insured and co-insured mortgages on stabilized or to-be-built apartment properties. The Related General Partners believe that the current market place provides opportunities to acquire existing assets at prices below replacement cost and, therefore, growth opportunities are available for those companies able to redevelop and reposition such assets. The Consolidation will provide a capital structure and increased efficiency of portfolio management which will allow the Company to take advantage of such opportunities. The Advisor intends to retain affiliates of Related to provide the services to the Company required to be provided by the Advisor. Related has substantial experience in raising capital, developing residential and commercial properties and managing residential, commercial and mixed use properties.

     Diversification. The Company's initial real estate and mortgage portfolio will be more diversified in terms of geographic location, number and type of assets and single tenant exposure, than that of any of the Partnerships. Such diversification may be further enhanced through the acquisition of additional mortgages and properties. A more diversified portfolio should result in greater protection against certain risks associated with real estate ownership. Although Kroger Food Stores will represent in excess of 14% of the Company's pro forma total revenues (assuming 100% Participation), Kroger Food Stores currently accounts for more than 31% of Insured I and 9% of Insured II's total revenues, respectively.

     Withdrawal of P-B General Partner as a General Partner/Equity Holder. As part of the Consolidation, the P-B General Partner will relinquish its general partner interests in the Partnerships and will not receive an equity interest in the Company. See "THE CONSOLIDATION AND RELATED TRANSACTIONS--Related Transactions; Purchase Agreement between Related and the P-B General Partner--Overview." The Advisor, an affiliate of Related will serve as the sole advisor to the Company and perform the investor services, accounting and administrative responsibilities and functions that currently are performed by the P-B General Partner.

     Limited Liability. Similar to the limited liability of the BUC$holders of the Partnerships, Stockholders will not have any liability under Maryland law for obligations of the Company solely as a result of their status as Stockholders. See "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS."

     Cash Flow. Currently, among other compensation, the General Partners are entitled to receive 1% (Insured I) or 2% (all other Partnerships) of all distributions from the Partnerships. As a result of the contribution of one-half of the P-B Interests to the Partnerships, BUC$holders will receive a greater percentage of the Shares allocated to the Partnerships and, therefore, a greater percentage of distributions as Stockholders than they would have received as BUC$holders as follows:

                                                                Percentage
                         Percentage of      Percentage of       Increase in
                           Cash Flow          Cash Flow         Percentage of
                         Distributable      Distributable       Distributable
                         to BUC$holders     to Stockholders      Cash Flow
                         ----------------   -----------------   --------------
    Insured I               99.00%              99.25%             .25%
    Insured II              98.00%              98.50%             .50%
    Summit Preferred        98.00%              98.50%             .50%
    Eagle                   98.00%              98.50%             .50%

     Sales and Refinancing Proceeds. The General Partner's interest in distributions from capital transactions increases to between 10% and 15% after BUC$holders of the Partnerships have received a specified return on their original investment. In connection with the Consolidation, the Related General Partners have eliminated their right to receive such increased distributions. The Related General Partners believe that it is unlikely that they would receive any increased distributions from capital transactions under the current Partnership Agreements.

     Market Attractiveness. The Related General Partners expect that the Company will be more attractive in the marketplace than the Partnerships, with attendant benefits for its Stockholders. In particular, the Related General Partners believe that the Company, with its capability for growth by making additional investments will be viewed by the market as an operating business and, therefore, the Common Stock may be expected to trade at a higher level than the Units of the Partnerships which are closed-end funds (i.e., a "going concern" should trade at a price which (i) is greater than the sum of its underlying assets or (ii) represents a smaller discount to the value of its assets than a closed-end fund; each of the Partnerships' Units currently trade sporadically in the informal secondary market at a price which reflects a substantial discount to the value of its underlying assets).

     Reduction in Administrative Costs; Simplified Administration. Each year, the Partnerships must prepare four separate annual audited financial statements, as well as tax returns and investor communications, and throughout the year provide other periodic reports to BUC$holders and the Commission. The preparation of this material requires substantial expense, time and effort. Furthermore, to the extent service providers, such as legal counsel, accountants, appraisers and other professionals, render services benefitting two or more of the Partnerships, costs and expenses associated with such services must be fairly and equitably allocated among the Partnerships relative to the benefits afforded the Partnerships. The Consolidation will reduce the number of entities for which administrative services are required and eliminate much of the duplication in reporting, filing and other administrative services, thus simplifying administration and reducing administrative costs of the consolidated entities. The Consolidation will eliminate the cumbersome process of allocating common costs and expenses, and simplify the preparation of financial statements, tax returns, investor information and reports and filings otherwise required. In light of the foregoing, the Related General Partners believe that the Consolidation will result in cost savings to Participating BUC$holders. For information relating to the pro forma operating expenses of the Company see "FINANCIAL STATEMENTS."

     Benefits to Certain Taxable Investors. Participating BUC$holders in Insured I, Insured II and Eagle may be entitled to a capital loss deduction if they realize a loss on the Consolidation, and Participating BUC$holders in each Participating Partnership may be entitled to deduct their remaining "suspended" passive activity losses, if any, from a Participating Partnership (i.e., post-1986 net losses in excess of statutorily provided "phase-in" amounts) free of the passive activity loss limitation, upon the exchange of Units for Shares in each case without having to dispose of their Shares in the Company.

     Benefits to Tax-Exempt Stockholders. Unlike the Partnerships, the Company generally may incur indebtedness in connection with the acquisition or improvement of property without causing dividends to tax-exempt stockholders to constitute unrelated business taxable income.

     Simplified Income Tax Reporting. Participating BUC$holders will no longer receive a Schedule K-1 (which is generally received in February or March of each year) which complicates and typically leads to more costly tax return preparation, but instead will receive the simple and familiar Form 1099-DIV by January 31 of each year. In addition, whereas BUC$holders generally must file state income tax returns and may incur state income tax in various states in which the Partnerships own properties, Stockholders generally will not be required to file state income tax returns or pay state income taxes outside their state of residence with respect to their Shares.


Consequences if Consolidation Not Completed


     If the Consolidation is not completed, the Partnerships will continue to operate as separate legal entities with their own assets and liabilities. There will be no change in their investment objectives, policies and restrictions.

Disadvantages of the Use of Corporate Form

     The Company is a Maryland corporation subject to the Maryland GCL. A comparison of the limited partnership structure of the Partnerships and the corporate structure of the Company is set forth under "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS." There are various potential disadvantages in converting to corporate form, including the following: (a) the corporate structure permits a wide range of business activities, possibly increasing risks to Participating BUC$holders; (b) the corporate structure permits perpetual existence, thereby eliminating the contractual right of Participating BUC$holders to receive cash proceeds from the sale or refinancing of properties or the repayment of mortgages; (c) the corporate structure permits the Board of Directors to change certain investment objectives of the Company without a vote of Stockholders, possibly increasing risks to Participating BUC$holders; (d) the change to a corporate form changes the tax characterization of distributions to Participating BUC$holders in that Stockholders will receive dividends (or portfolio income) from the Company, which, unlike passive income received from the Partnerships (other than Eagle), cannot be offset against passive losses to the extent permitted under the Code; and (e) in a corporate structure, the rights of Stockholders against management of the Company may be more restricted than in a limited partnership form due to the fact that the Charter and Bylaws include provisions that limit the liability of its directors and officers to the Company and the Stockholders for money damages in most circumstances and require the Company to provide indemnification to directors and officers in a broader range of circumstances than those in which the Partnership Agreements require the Partnerships to provide indemnification to the General Partners. See "CERTAIN PROVISIONS OF MARYLAND LAW AND THE CHARTER AND BYLAWS--Indemnification and Limitation of Liability."

                  THE CONSOLIDATION AND RELATED TRANSACTIONS

The Consolidation


     Exchange of Units. If the Consolidation is approved by the Court, the Participating Partnerships and the Company will enter into one or more contribution agreements (the "Contribution Agreements") described below which the Participating Partnerships will effectively merge with and into the Company. Consummation of the Consolidation is subject to certain conditions.
See "--Conditions to the Consolidation" below.


     If Summit Preferred and Eagle participate in the Consolidation, the Contribution Agreements will provide that (i) the Units will be converted into the right to receive Shares based on the proportion which each Unit represents of the total Units outstanding and the Units will be deemed transferred to the Company in exchange for Shares, (ii) the respective Assignor Limited Partners of Summit Preferred and Eagle will assign to the Company all of the limited partnership interests it holds in such Partnerships, and (iii) the Related General Partners and the Advisor will assign their respective general partner interests in such Partnerships to the Company, in each case, in consideration for the issuance by the Company to the BUC$holders, the Related General Partners and the Advisor of the aggregate number of Shares allocated to such Partnership in the Consolidation. The Company will issue to the BUC$holders (as well as the applicable Related General Partners and the Advisor) Shares in proportion to the respective interests in distributions of cash flow from operations of such persons in such Partnerships.

     If Insured I and Insured II participate in the Consolidation, the Contribution Agreement will provide that (i) the Units will be converted into the right to receive Shares based on the proportion which each Unit represents of the total Units outstanding and the Units will be deemed transferred to the Company in exchange for Shares, (ii) the respective Assignor Limited Partners of Insured I and Insured II will assign to the Company, all of the limited partnership interests in such Partnerships in consideration for the issuance by the Company to the BUC$holders of the aggregate number of Shares allocated to such Partnerships in the Consolidation and (iii) the general partner interests will be retained by the Related General Partners and the Advisor and converted to limited partnership interests as described below. The Company will issue to the BUC$holders Shares in proportion to the respective interests in distributions of cash flow from operations of such BUC$holders in the Partnerships.

     The limited partners in each Participating Partnership (other than the Assignor Limited Partner) will be deemed to have transferred to the Company their limited partnership interests in exchange for Shares. Such Shares will be distributed to the respective limited partners in proportion to the respective interests in distributions of cash flow from operations of such limited partners in the Partnerships.

     General Partner Interests. The Related General Partners and the Advisor will receive either Shares (with respect to their interests in Summit Preferred and Eagle) or limited partnership interests (with respect to their interests in Insured I and Insured II) as described below.


       Summit Preferred and Eagle. The Related General Partners and the Advisor will receive, in the aggregate, 1.5% of the aggregate Shares allocated to Summit Preferred and Eagle in the Consolidation, in respect of their general partner interests in such Partnerships.

       Insured I and Insured II. If Insured I and Insured II participate in the Consolidation, the Contribution Agreement will provide that the Related General Partners and the Advisor will retain their aggregate .75% and 1.5% general partner interests in Insured I and Insured II and the Company will initially hold a 99.25% and 98.5% limited partnership interest in Insured I and Insured II, respectively. The Partnership Agreements of Insured I and Insured II will be amended to provide that the general partner interests held by the Related General Partners and the Advisor will be converted to limited partnership interests in such Partnerships and that the limited partnership interests of the Company will be converted to general partner interests in such Partnerships. Pursuant to the Amended Insured Partnership Agreements, the Insured LP Interests will be convertible into a number of Shares equal to .75% and 1.5%, respectively, of the Shares allocated to Insured I and Insured II in the Consolidation; provided that the Advisor will be prohibited from converting a portion of the Insured LP Interests in order to maintain the partnership status of Insured I and Insured II.

     Amendments to Partnership Agreements of Insured I and Insured II. The Insured I and II Partnerships are each insured under a respective insurance policy (the "Insurance Policy") from Continental Casualty Company ("CNA"), each of which policies provide, in effect, that the cumulative amount of insured cash available for distribution (as defined in each policy) from all sources as determined in accordance with the Insurance Policies and related agreements, together with the appraised values of each Partnership's real estate assets then owned by the Partnerships, will equal at least 100% of the original contributions of BUC$holders allocated to investment in properties on the day on which each of the Partnerships acquired its last property, with the liability of CNA under each Insurance Policy to increase pursuant to a formula based upon the length of time properties are held by the Partnerships, up to a maximum of 125% of original contributions of BUC$holders allocated to investment in properties on the tenth anniversary of the date the last property was purchased by each Partnership. The policies are intended to cover the various economic risks of the ownership of the properties, but do not apply to certain losses, costs, penalties or expenses, including among others, those arising out of any physical loss, damage, loss of use or other physical injury to the properties. Payment amounts due under respective claims, if any, will only be made under each policy to each respective Partnership and only after the tenth anniversary date from the last acquisition by each Partnership. The Insurance Policies also limit CNA's obligation to pay any party other than Insured I and II, respectively. Therefore the Related General Partners have determined that in connection with the Consolidation, the partnership status of Insured I and II must be maintained.

     Upon consummation of the Consolidation, the Partnership Agreements of Insured I and Insured II will be amended to provide that the general partner interests held by the Advisor and the Related General Partners in Insured I and Insured II will be converted to limited partnership interests and that the limited partnership interests of the Company will be converted to general partner interests. Pursuant to the Amended Insured Partnership Agreements, the Insured LP Interests will be convertible at any time into a number of Shares equal to .75% and 1.5%, respectively, of the Shares allocated to Insured I and Insured II in the Consolidation; provided that the Advisor will be prohibited from converting a portion of the Insured LP Interests in order to maintain the partnership status of Insured I and Insured II.

     Insured I and Insured II will continue to pay their own respective fees and expenses to the Advisor and/or to the Related General Partners. Such Partnerships will also continue to make distributions to the Company in respect of its general partner interests, and to the Related General Partners and the Advisor in respect of their limited partnership interests, in Insured I and Insured II.


     Other Amendments. The Court's final order will provide that the General Partners, Assignor Limited Partners of each Participating Partnership and the Company, as the sole BUC$holder of each Participating Partnership, may amend their respective Partnership Agreements (the "Amendments") to the extent necessary to implement and consummate the Related Settlement and the Consolidation. Such Amendments and actions may include, but are not limited to, authorizing (i) the P-B General Partner (A) to transfer its entire P-B Interest in each of the Participating Partnerships to the Advisor (who will not be admitted to the Participating Partnerships as a general partner), and (B) to cease to be a general partner of the Participating Partnerships; (ii) the Advisor to contribute to each Participating Partnership one-half of the P-B Interests transferred to it by the P-B General Partner which interest shall thereupon be deemed cancelled; (iii) each Related General Partner (A) with respect to Eagle and Summit Preferred, to transfer its entire general partner interest in each such Participating Partnership to the Company in exchange for Shares, and (B) to cease to be a general partner of the Participating Partnerships; (iv) with respect to Eagle and Summit Preferred, the Advisor to transfer its remaining general partner interest in the Participating Partnerships to the Company in exchange for Shares; (v) the Assignor Limited Partner to transfer to the Company its entire limited partnership interest in the Participating Partnerships; (vi) the dissolution of Eagle and Summit Preferred and, after satisfaction of such Partnerships' creditors, the distribution in kind to the Company, as the sole BUC$holder and sole holder of general partner interests of each such Participating Partnership, of all of the assets of such Participating Partnerships; and (vii) the continued indemnification of a withdrawing general partner of each Participating Partnership for the period prior to such withdrawal. See "CERTAIN PROVISIONS OF MARYLAND LAW AND THE CHARTER AND BYLAWS--Indemnification and Limitation of Liability--Withdrawing/Terminated General Partners."


    Recommendation of the Related General Partners and Class Counsel. The Related General Partners recommend the Consolidation. Class Counsel believes that the Consolidation is in the best interests of the BUC$holders. The P-B General Partner takes no position with respect to the Consolidation due to its conflict of interests in selling the P-B Interests to the Advisor. The Related General Partners believe that an investment in the Company through the ownership of Shares will provide greater overall benefits to BUC$holders than the benefits derived from an investment in an individual Partnership or from any of the alternatives to the Consolidation analyzed by the Related General Partners. See "FAIRNESS" and "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION-- Alternatives to the Consolidation." This belief is based on a comparison of the consideration to be received by BUC$holders with respect to alternatives analyzed. Consequently, the Related General Partners and Class Counsel recommend that the BUC$holders not object to the Consolidation. However, BUC$holders are urged to consider carefully the factors described under "RISK FACTORS" and the comparison of an investment in a limited partnership versus an investment in the Company set forth under "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS." BUC$holders are also urged to consult with their independent financial and tax advisors prior to determining whether or not to object to the Consolidation. The Related General Partners and Class Counsel are subject to conflicts of interest with respect to the Consolidation. See "CONFLICTS OF INTEREST--Conflicts of Interest of the Related General Partners," and "--Conflicts of Interest of Class Counsel."

     Objections Required to Prevent Consolidation. Pursuant to the Court's Order preliminarily approving the Settlement Stipulation and subject to final Court approval, a Partnership will participate in the Consolidation unless BUC$holders holding more than 33 1/3% of the outstanding Units in such Partnership object to the Consolidation. If a Partnership participates in the Consolidation, all BUC$holders of such Partnership, including BUC$holders who object to the Consolidation will participate in the Consolidation. Additionally, such BUC$holders will have no appraisal rights in connection with their Units.

     Minimum Participation Requirement. Participation by all Partnerships is not required in order for the Consolidation to be consummated. However, the Consolidation will not be consummated unless it is approved by Insured I and either of Insured II or Eagle and, if there is less than 100% Participation, unless the Related General Partners waive their right not to proceed with the Consolidation with less than 100% Participation. See "--Conditions to the Consolidation." The Fairness Opinion considers the fairness of the Consolidation based on both 100% Participation and the two Minimum Participation scenarios. See "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion."

     Conditions to the Consolidation. The Company will not proceed to consummate the Consolidation unless, among other things, (i) the Minimum Participation requirement is met; (ii) the P-B General Partner withdraws as a general partner of each Partnership and relinquishes its right to obtain an equity or other interest in the Company in respect of the P-B Interests; (iii) the Common Stock is approved for listing on the American Stock Exchange (or other national exchange or market) subject to notice of issuance; and (iv) the Court has approved the Related Settlement, including the Consolidation. The Minimum Participation requirement has been included by the Related General Partners as a condition to the Consolidation because the Related General Partners believe that many of the expected benefits of the Consolidation, including increased liquidity, reduced expenses and diversification, may be more difficult to achieve if the Consolidation is consummated without Insured I and either Insured II or Eagle based on the relative Adjusted Net Asset Values of each of the Partnerships.


     Prior to, and as a condition of, obtaining the Order and distributing this Solicitation Statement, the Related General Partners received a letter from the Commission in which it took a "no-action" position to the effect that, among other matters, (i) the distribution by the Company of the Shares to the BUC$holders, the Related General Partners and the Advisor in the Consolidation may be made without registration under the Securities Act of 1933, as amended (the "Securities Act"), (ii) the public resale of the Shares by (a) persons that are not deemed to be affiliates of the Related General Partners or the Advisor may be made without registration under the Securities Act and without compliance with Rule 144 promulgated under the Securities Act, and (b) persons that are deemed to be affiliates of the Related General Partners or the Advisor may be made in compliance with certain other rules depending upon whether they were affiliates of the Related General Partner or the Advisor either before or after the Consolidation.


     Allocation of Shares. The total Shares allocated to the Participating Partnerships (8,097,539 Shares, assuming 100% Participation) will be allocated among the Participating Partnerships based on relative Adjusted Net Asset Value assigned to each such Partnership. The Shares to be received in the Consolidation will be allocated to each Participating BUC$holder, the Related General Partners and the Advisor in accordance with the respective Partnership Agreements and his or its proportionate interest in distributions of cash flow from operations of the Partnership. See "ALLOCATION OF SHARES."

     The Shares allocated to the Related General Partners and the Advisor in respect of their interests in Insured I and Insured II will not be issued to the Related General Partners or the Advisor, but will be reserved by the Company for issuance upon the Related General Partners or the Advisor's exercise of the Conversion Option with respect to the Insured LP Interests. See "DESCRIPTION OF COMMON STOCK--Conversion Option."

     Appraisals and Fairness Opinion. The Partnerships engaged JLW USA to appraise the value of the real properties in which the Partnerships have a direct or indirect interest. The Appraisals were prepared in connection with a valuation of the real properties for purposes of complying with ERISA requirements and for use in connection with the Partnerships' 1995 audit of their financial statements. The Adjusted Net Asset Value of each of the Partnerships was determined primarily based on those Appraised Values, plus the value of certain other non-real estate related assets, less debt outstanding. In addition, Class Counsel retained Oppenheimer to render its opinion which concluded that, based on the assumptions and subject to the qualifications and limitations stated therein, that the Consolidation, including the allocation of Shares among the Partnerships is fair, from a financial point of view, to the BUC$holders of the Partnerships assuming 100% Participation and all other combinations of Participating Partnerships (including the Minimum Participation scenarios). See "FAIRNESS OPINION AND APPRAISALS," regarding JLW USA and Oppenheimer, any material relationships with, and compensation received or expected to be received by JLW USA and Oppenheimer, and summaries of the Appraisals and the Fairness Opinion.

     Accounting Treatment. The Consolidation will be accounted for using the purchase method of accounting. Under this method, the Participating Partnership with the BUC$holder group receiving the largest ownership in the Company (in this case for all three scenarios, Insured I) will be deemed to be the acquirer. As the surviving entity for accounting purposes, Insured I's assets and liabilities will be recorded by the Company at their historical cost, with the assets and liabilities of the other Participating Partnerships recorded at their estimated fair values, using the Adjusted Net Asset Values. For a discussion of the accounting adjustments necessary to give effect to the Consolidation, see "FINANCIAL INFORMATION."

     No Fractional Shares. No fractional Shares will be issued by the Company in the Consolidation. Each Participating BUC$holder who would otherwise be entitled to a fractional Share (which entitlement will be determined by combining such Participating BUC$holder's allocation of Shares from each Participating Partnership as to which such Participating BUC$holder is receiving Shares) will receive one Share for each fractional share of 0.5 or greater. No Shares will be issued for fractional shares of less than 0.5.

     Taxable Gain or Loss. Tax losses are expected to result from the Consolidation to Participating BUC$holders who acquired Units from Insured I, Insured II and Eagle in the initial offering and taxable gain is expected to result from the Consolidation to Participating BUC$holders who acquired Units from Summit Preferred in the initial offering. Tax losses for BUC$holders who hold Units and who acquired them from Insured I, Insured II and Eagle in the initial offering are estimated to range, per $1,000 of Original Investment, from $30 to $156. Taxable gain to BUC$holders, who hold Units in Summit Preferred and who acquired such Units in the initial offering, is estimated to be $170 per $1,000 of Original Investment. Certain Participating BUC$holders that acquired Units in the secondary market in any of the Participating Partnerships may recognize taxable gain with respect to their investment in Units, which will generally be recognized in the year of the Consolidation. Consequently, certain Participating BUC$holders may be required to pay tax on any gains recognized but will not receive a special cash distribution for the payment of such taxes. To assist BUC$holders in estimating the federal income tax consequences of the Consolidation, the following table sets forth an estimate, prepared by the Related General Partners, of the income and loss that may be realized by Participating BUC$holders receiving Shares in the Consolidation in exchange for each $1,000 of Original Investment in Units. These estimates assume that the fair market value of the Shares is equal to the Adjusted Net Asset Values of the Participating Partnerships' assets acquired in the Consolidation. The actual amount and timing of income and loss recognized by each BUC$holder will depend on a variety of factors, including the actual value of the Shares at the Closing Date for federal income tax purposes (which may differ from the estimates set forth below). Because the fair market value of the Shares will begin to fluctuate immediately after the Consolidation, it is possible that such fair market values rather than estimated Adjusted Net Asset Value may be used by the Participating Partnerships or by the IRS for purposes of calculating the taxable income and loss to BUC$holders, and, as a result, the taxable income and loss per $1,000 of Original Investment would differ from the respective amounts stated below. A BUC$holder that acquired Units in the secondary market for consideration less than that which a Participating BUC$holder paid to the respective Participating Partnership for its Units may recognize gain upon receipt of Shares (which gain is not shown in the table below). In addition, actual loss may differ from the respective estimated amounts set forth below, due to, among other things, the factors discussed above, or to successful challenge of the Partnerships' reporting positions by taxing authorities. See "FEDERAL INCOME TAX CONSIDERATIONS."

                   Approximate Taxable Gain (Loss) Estimates
                       Per $1,000 of Original Investment


                          Net Tax       Estimated      Estimated
                          Basis of        Value          Gain
Partnership               Units(1)     of Shares(2)    (Loss)(3)
-----------------------   ----------   ------------    ----------
Insured I  ............    $783           $685           $ (98)
Insured II ............    $877           $721           $(156)
Summit Preferred ......    $559           $729           $ 170
Eagle  ................    $900           $870           $ (30)


--------------
(1) Computations are as of December 31, 1996.

(2) The estimated values set forth under the column heading "Estimated Value of Shares" in this table are different from the estimated values of Shares set forth elsewhere in this Solicitation Statement in order to account for the difference between tax and GAAP accounting. The other calculations were derived using GAAP-based accounting while the analysis utilized in this table (i.e. the tax implications of the Consolidation) must use tax-based accounting. For purposes of the gain/loss calculation, the values in this table were determined by taking (i) the Adjusted Net Asset Value of a Partnership as of March 31, 1996 plus certain adjustments to reflect the difference between financial reporting bases to tax bases,
    (ii) dividing it by the number of Shares allocated to the Partnership and
    (iii) multiplying the result by the number of Shares allocated to BUC$holders per $1,000 of Original Investment, without rounding to the nearest whole Share. See "ALLOCATION OF SHARES."

(3) Estimated gain/(loss) from the Consolidation is potentially capital gain/(loss), which may be subject to limitations on deductibility. See "FEDERAL INCOME TAX CONSIDERATIONS--Tax Consequences of the Consolidation."

     Effect of Consolidation on Objecting BUC$holders. A BUC$holder of a Participating Partnership who objects to the Consolidation does not have a statutory right to elect to be paid the appraised value of his or her interest in the Partnership.

     Effect of Consolidation on Non-Participating Partnerships. Each Non-Participating Partnership that does not participate in the Consolidation will continue to operate as a separate legal entity with its own assets and liabilities. There will be no change in its investment objectives, policies or restrictions, or fees or distributions payable to its General Partners. Each Non-Participating Partnership will remain subject to the terms of its Partnership Agreement, and each will continue to be managed by substantially the same persons currently employed by the Related General Partners. See "FAIRNESS--Fairness to Non-Participating Partnerships."

     Title Insurance. The Company intends to obtain a title insurance endorsement under which the coverage of the existing lender's or owner's policies, as the case may be, will be extended to the Company.

     Representations and Warranties. Neither the General Partners nor the Partnerships will make any representations or warranties to the Company (in the Contribution Agreements or otherwise) with respect to the assets or liabilities of the Partnerships. As a result, the Company will not be entitled to any indemnification if undisclosed liabilities exist.

     Legal Proceedings. The Related General Partners and one or more of the Partnerships may be involved in litigation incidental to their businesses, but no material litigation is currently pending or threatened against any of the Partnerships, the Partnership properties or the Related General Partners (other than the Litigation being settled pursuant to the Settlement Stipulation).

     Environmental Matters. The environmental laws of the federal government and of certain state and local governments impose liability on property owners for the cleanup of hazardous and toxic substances located on the property. This liability may be imposed without regard to the timing, cause or person responsible for the release of such substances onto the property. Certain lessees of the Partnerships' properties are required to comply with such laws pursuant to their lease agreements, but the Company could be subject to liability in the event that it acquires property having such environmental problems, or if a lessee defaults on its cleanup obligations. This potential liability could adversely affect the BUC$holders of Partnerships without such environmental liability, and no adjustment was made in the Appraisals for the possible effects of the presence of hazardous or toxic substances at any of the properties. In addition, similar liabilities could be imposed on persons holding mortgages secured by properties with environmental problems.

     Insured I and Insured II obtained Phase I Reports on three of the shopping center properties at the time Insured I and Insured II financed their purchase of the Insurance Policies. The Phase I Reports found no violations of applicable environmental regulations, and concluded that there has been no verifiable or apparent adverse environmental impact from past or present land use. Other than these Phase I Reports, the Partnerships have had no further environmental analyses performed with respect to their properties, and the Related General Partners are not aware of any other environmental problems.

     No environmental audits were obtained by the Partnerships at the time their properties were acquired or during the Partnerships' ownership (other than the Phase I Reports). Other than the results of the Phase I Reports described above, each Partnership's awareness of environmental problems associated with its real estate related assets is derived, for the most part, from information obtained from prior owners, due diligence inquiries when the assets were acquired, or visual inspections of properties by independent appraisers, or grows out of the development process, and, in some cases, inquiries to or correspondence with state regulatory agencies. There may, however, be environmental problems associated with these properties not known to the Partnerships and not revealed by the Phase I Reports. In the event preexisting environmental conditions requiring remediation are discovered subsequent to the consummation of the Consolidation, the cost of remediation with respect to other properties will be borne by the Company, except to the extent that the Company is able to obtain remediation from a lessee. In any circumstance in which the Company bears the remediation cost, the Company will pursue all reasonable means of obtaining reimbursement from third parties who may have been liable to the Partnership.

     Neither the Related General Partners nor any of the Partnerships is aware of any noncompliance, liability or other claim in connection with any of the assets of the Partnerships.

Related Transactions

Purchase Agreement between Related and the P-B General Partner

     Overview. Pursuant to the P-B Purchase Agreement, among other things and subject to the conditions set forth therein, the P-B General Partner has agreed to withdraw as a general partner of the Partnerships and to sell, assign and transfer the P-B Interests to Related or an affiliate of Related (e.g., the Advisor) for an aggregate purchase price of $1,137,000 (assuming the P-B Interests in each of the Partnerships is acquired). Related is also acquiring the interests of the P-B General Partner in four other partnerships (three of which were co-sponsored by Related) for $2,863,000. The P-B General Partner (and the Related General Partners) will also be entitled to receive payment from the Partnerships of any deferred fees, if any, which remain unpaid as of the closing of the P-B Purchase Agreement. See the Partnerships' financial statements under the heading "FINANCIAL INFORMATION." The total amount payable to the P-B General Partner pursuant to the P-B Purchase Agreement is, therefore, $4,000,000. The P-B General Partner paid a nominal amount for its interests in each of the Partnerships.

     The withdrawal of the P-B General Partner was requested by Class Counsel as part of the Related Settlement. The P-B General Partner has advised the Related General Partners that it acquiesced in such request based upon Related's agreement to pay fair consideration for the P-B Interests and its desire to terminate its involvement in the sponsorship and management of limited partnerships.


     The Advisor has not yet determined whether it will utilize its own funds in the purchase of the P-B Interests or seek to finance the purchase. If it utilizes financing, the Advisor expects that it will secure such financing by pledging (i) the P-B Interests (which, following the Consolidation, will be represented by Shares and the Insured LP Interests) and the distributions receivable in respect of such interests to the lender providing such financing; and (ii) the portion of the fees payable by the Company and Insured I and II that relate to the P-B Interests.


     The Advisor will contribute one-half of the P-B Interests it acquires to the Participating Partnerships, resulting in the BUC$holders of such Partnerships ultimately owning a greater percentage of the Shares than otherwise would be the case if the Advisor did not make such a contribution. Such contribution was requested by Class Counsel in negotiating the Related Settlement and represents an added benefit to the Equitable Class.

     Covenants as to Voting of Units, Tender Offers. Pursuant to the P-B Purchase Agreement, the P-B General Partner has agreed that with respect to any Units held by it or its affiliates (less than 1% of the aggregate Units outstanding as of the date of this Solicitation Statement), it would not object to the Consolidation. Furthermore, if as of the Effective Date, the P-B General Partner and its affiliates own more than 1% of the Company, they have agreed (subject to certain exceptions) not to sell any Shares they receive as part of the Consolidation in respect of their Units until after the first anniversary of the Effective Date.

     In addition, pursuant to the P-B Purchase Agreement, the P-B General Partner is not required to consummate the sale of the P-B Interests to Related if Related makes a tender offer for any Units (except in response to a third party tender offer) and Related has agreed not to tender without the P-B General Partners' prior consent, for any Units or Shares for a period of one year from the Effective Date (except in response to a third party tender offer). Furthermore, if prior to the closing, Related acquires Units in connection with a defensive tender offer, Related is obligated to offer such Units to the Company at a price equal to the tender price, including any borrowing or other costs incurred by Related to acquire the Units; and such offer must remain open for a period of one year after the Effective Date.

     Conditions to Closing; Court Approval. Pursuant to the terms of the P-B Purchase Agreement, Related has no obligation to purchase the P-B Interests if Court approval of the Related Settlement, including the Consolidation, is not obtained. However, Related or its affiliates may, subject to the approval of the Court, acquire the P-B Interests whether or not the Consolidation is consummated.

Withdrawal of the P-B General Partner

     As noted above, Related at its option, may acquire the P-B interests even if the Consolidation is not consummated. The option is subject to the approval of the Court which may be granted by the Court whether or not it approves the Consolidation or a Partnership would otherwise have been a Participating Partnership. In the event Related exercises its option, the Related General Partners will be the sole general partner of their respective Partnerships. In such event, the Related General Partners are not obligated to contribute any portion of the P-B Interests they acquire to the Partnerships nor to reduce the fees payable to the General Partners.

Consolidation Expenses

     The Consolidation Expenses are estimated, in the aggregate, to be as follows:

Printing and postage                                $  110,000
Legal Fees                                             550,000
Fairness Opinion (including fees and expenses)         146,500(1)
Registration, Listing and Filing Fees                   76,000(2)
Accounting Fees                                        205,000
Contingency                                            117,500
                                                    -----------
 TOTAL                                              $1,205,000
                                                    ===========

--------------
(1) Oppenheimer was engaged by Class Counsel to render its opinion as to the fairness, from a financial point of view, of the Consolidation and in connection with a consolidation transaction involving three other limited partnerships sponsored by affiliates of Related and Prudential. The aggregate cost of such engagement (including fees and expenses) is expected to total $550,000. The cost of the Fairness Opinion allocated to the Company is in proportion to the aggregate Adjusted Net Asset Value of the Partnerships and the aggregate adjusted net asset value of the limited partnerships that are the subject of the other consolidation transaction. See "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion."

(2) Includes an estimate of initial entry fees to include the Company's Shares for listing on the American Stock Exchange of approximately $30,000, the Commission's required filing fees of approximately $25,250 and Blue Sky fees of $20,750.

     If the Consolidation is consummated, Consolidation Expenses will be paid by the Company. If the Consolidation is not consummated, the Related General Partners will bear the Consolidation Expenses. If the Consolidation is consummated with less than 100% Participation, the Related General Partners will be responsible for the Consolidation Expenses otherwise allocable to Non-Participating Partnerships. NonParticipating Partnerships will not bear any portion of the Consolidation Expenses. The Company intends to borrow the funds necessary to pay the Consolidation Expenses. For a description of the terms of such debt, see "THE COMPANY--Description of Existing Indebtedness--Consolidation Expenses Loan."

                                   FAIRNESS

General Partners' Belief as to Fairness

     Related General Partners. The Related General Partners believe that the terms of the Consolidation are fair when considered as a whole, and to the BUC$holders in each of the Partnerships, regardless of which of the Partnerships are included in the Consolidation, assuming the requirements of either of the Minimum Participation scenarios are met. The material factors underlying the beliefs of the Related General Partners relating to the fairness of the Consolidation are discussed below under "--Material Factors Underlying Belief as to Fairness." The Related General Partners' judgment as to the fairness of the Consolidation may be affected by the fact that they will derive financial benefits from the Consolidation, and are thus subject to conflicts of interest. See "CONFLICTS OF INTEREST--Conflicts of Interest of the Related General Partners."

     The Related General Partners based their determination as to the fairness of the Consolidation on a variety of factors, including, but not limited to: (i) the process of arm's length negotiation of the structure, terms and conditions of the Consolidation with Class Counsel acting on behalf of the Class Members, and Class Counsel's responsibility to act in the best interests of the BUC$holders; (ii) the Related General Partners' knowledge that any settlement would necessarily entail obtaining preliminary and final approval by the Court of the Related Settlement, including the Consolidation; (iii) the opportunity for each BUC$holder to object to the Consolidation; (iv) with respect to the allocation of Shares among the Partnerships, the Adjusted Net Asset Values assigned to the Partnerships based in part upon the Appraisals of the direct or indirect interests in real properties held by the Partnerships on a partnership-by-partnership basis as set forth in the Appraisals prepared by JLW USA; (v) the fact that JLW USA prepared all the Appraisals thereby maximizing consistency among the Appraisals; (vi) a comparison of the potential benefits and detriments of the Consolidation with those of the alternatives to the Consolidation; and (vi) the Fairness Opinion rendered by Oppenheimer. The Related General Partners did not give any specific weight to any one of the foregoing factors but viewed them in the aggregate in supporting its fairness determination.

     The Related General Partners believe that an investment in the Company through the ownership of Shares will provide greater overall benefits to BUC$holders than the benefits derived from an investment in an individual Partnership or from any of the alternatives to the Consolidation analyzed by the Related General Partners. Based upon the foregoing, the Related General Partners are recommending that BUC$holders not object to the Consolidation.

     In reaching the conclusion that the Consolidation is fair, the Related General Partners also considered, in particular, the fact that Participating BUC$holders will surrender their right to receive cash proceeds from the liquidation of the Partnerships at some time in the future. In this regard, the Related General Partners compared the amount of consideration to be received if the Partnerships were liquidated, to the anticipated market value of the Shares (computed by capitalizing distributions based upon the December 31, 1996 pro forma distributions and applying a yield of 5.25% and 8.75%). Notwithstanding the uncertainties in estimating the value of the Shares, the Related General Partners believe that the Shares constitute reasonable consideration for the Units. See "--Comparison of Alternatives to the Consolidation--Valuation of Shares" below. In proposing the Consolidation, the Related General Partners determined that achieving the Partnerships' objective of receiving net liquidation proceeds from finite-life entities was outweighed by the Company's
(i) potential to provide improved liquidity to BUC$holders through ownership of Shares of Common Stock, (ii) potential for growth, (iii) greater flexibility with respect to its investment portfolio as an infinite-life entity, and (iv) potential for increased distributions of cash flow from operations to Stockholders.

     P-B General Partner. The P-B General Partner takes no position with respect to the Consolidation due to the fact that it (i) has not been a party to the negotiations which led to the Related Settlement (PSI and the P-B General Partners have previously settled with the Class Members) and (ii) will have no involvement with the Company after the Consolidation. Furthermore, the P-B General Partner has an inherent conflict of interest in selling the P-B Interests to the Advisor, due to the fact that consummation of the P-B Agreement is dependent upon approval of the Consolidation and/or the P-B General Partner's withdrawal from the Partnership.

Material Factors Underlying Belief as to Fairness

     The following is a discussion of the material factors underlying the Related General Partners' belief that the Consolidation is fair as a whole and to the BUC$holders in each of the Partnerships. No specific weight was given to any one of these factors; rather the Related General Partners viewed them in the aggregate in supporting their fairness determination.

     Negotiation of Related Settlement; Court Approval. Unlike most consolidation transactions in which investors are not independently represented in structuring or determining the terms and conditions of the transaction, the Consolidation is the result of extensive negotiations, under the auspices of the Court, between Related and Class Counsel, on behalf of the BUC$holders, in connection with the settlement of the Litigation. Class Counsel has negotiated a settlement that it considers to be in the best interests of the BUC$holders.

     To further protect the interests of BUC$holders, Class Counsel retained Oppenheimer to opine as to the fairness of the Consolidation, including the allocation of Shares among the Partnerships, from a financial point of view, to the BUC$holders of each Partnership. See "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion." The allocation of Shares among the Partnerships was made by the Related General Partners based on the relative Adjusted Net Asset Values of each Partnership. For the purpose of determining Adjusted Net Asset Values, the Related General Partners utilized, in part, the Appraisals prepared by JLW USA as of October 1, 1995. See "ALLOCATION OF SHARES."

     Finally, the Court has scheduled the Fairness Hearing at which time (i) BUC$holders and other Class Members may appear before the Court and object to any aspect of the Related Settlement, including the Consolidation, (ii) the Related General Partners will provide the Court with a tabulation of the number of Units held by BUC$holders in each Partnership that have objected to the Consolidation and (iii) the Court will either (x) approve the Related Settlement and the Consolidation or (y) notwithstanding satisfaction of the requirements of one of the two Minimum Participation scenarios and all other conditions to consummation of the Consolidation, not approve the Related Settlement and the Consolidation.


     Appraisals. The Related General Partners have relied upon the Appraisals prepared by JLW USA, an independent appraiser, to establish the fair market value (the "Appraised Value") of the real properties in which the Partnerships have a direct or indirect interest and such Appraised Values were utilized, in part, in determining the Adjusted Net Asset Value of the Partnerships. In preparing the Appraisals, JLW USA was not engaged to represent the interests of the Related General Partners or any specific group of BUC$holders, but was engaged to determine the fair market value of the real properties in which the Partnerships hold a direct or indirect interest without taking into account the specific financial interest of any person or group of investors.


     The Related General Partners believe that the use of a single independent appraiser, applying consistent methodology and criteria in assessing the value of each of the Partnerships' real properties, increased the likelihood that the value of each such real property would be determined on a fair, consistent and unbiased basis. See "FAIRNESS OPINION AND APPRAISALS--Appraisals" for a more comprehensive discussion of the factors considered and the methodology employed by JLW USA in making the Appraisals. The Related General Partners believe the Appraisals support the fairness of the terms of the Consolidation.

     Fairness of Allocations. The Related General Partners believe that based upon the method of allocation of Shares in the Consolidation, the consideration to be paid to BUC$holders is fair to BUC$holders regardless of the combination of Participating Partnerships, assuming the Minimum Participation requirement is satisfied.

     Allocation of Shares. The Related General Partners believe that the Adjusted Net Asset Values of each of the Partnerships represent fair estimates of the value of the assets of each such Partnership, net of liabilities as of March 31, 1996, and constitute a reasonable basis for allocating the Shares among the Partnerships. The Adjusted Net Asset Values were determined, in part, based upon the Appraised Values. Certain adjustments to the Appraised Values were made by the Related General Partners in arriving at Adjusted Net Asset Value to take account of amounts due under the mortgage documents and certain guarantees made by affiliates of the Related General Partners with respect to the Eagle portfolio, which were not considered by JLW USA in preparing the Appraisals.

     Fairness Opinion. The Related General Partners have relied, in part, upon the Fairness Opinion to support their conclusion that the Shares have been fairly allocated among the Partnerships. The preparation and delivery of the Fairness Opinion were requested by Class Counsel, which retained Oppenheimer to render its opinion as to the fairness, from a financial point of view, of the Consolidation, including the allocation of Shares among the Partnerships, to the BUC$holders of the Partnerships, from a financial point of view, assuming 100% Participation and all other combinations of Participating Partnerships (including the Minimum Participation scenarios). Subject to the qualifications and limitations set forth under "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion", Oppenheimer concluded that the Consolidation, including the allocation of Shares among the Partnerships, is fair, from a financial point of view, to the BUC$holders of the Partnerships assuming 100% Participation and all other combinations of Participating Partnerships, including the Minimum Participation scenarios. The Related General Partners believe that the Fairness Opinion supports the Related General Partners' conclusions as to fairness of the allocations of Shares among the Partnerships.

     Court Approval of Fairness. Prior to consummating the Consolidation, the Court will be asked to approve the procedural and substantive fairness of the Related Settlement, including the Consolidation. Specifically, (i) the Court will hold the Fairness Hearing to determine whether the Related Settlement, including the Consolidation and the allocation of Shares among the Participating Partnerships and the BUC$holders, is fair, reasonable and adequate; (ii) the BUC$holders will receive notice of the Fairness Hearing and have the opportunity to object to the Consolidation, or appear before the Court in person or through Class Counsel at the hearing; (iii) the Court's final approval order will approve the method used to allocate the Shares among the Partnerships and among the partners of each Partnership; and (iv) if it approves of the Settlement, the Court will expressly find that the terms and conditions of the Related Settlement are fair, reasonable and adequate and in the best interests of the BUC$holders.

Comparison of Benefits and Detriments of Alternatives to the Consolidation

     Prior to concluding that the Consolidation should be proposed to BUC$holders and in order to evaluate the fairness of the transaction, the Related General Partners examined the estimated values which could be derived from alternatives to the Consolidation. The alternatives examined by the Related General Partners were: (i) continuation of the Partnerships and (ii) liquidation of the Partnerships. See "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--Alternatives to the Consolidation." In order to determine whether the Consolidation or one of these alternatives would be more beneficial to BUC$holders, the Related General Partners compared the potential benefits and detriments of the Consolidation with the potential benefits and detriments of each of the alternatives. Each of the Consolidation and its alternatives have potential benefits and detriments not present in the other alternatives. For the reasons set forth below, the Related General Partners determined that the Consolidation is more beneficial to BUC$holders than either of the alternatives to the Consolidation. For further information regarding these alternatives, see "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION--Alternatives to the Consolidation."

     Continuation. The Related General Partners believe that when compared to the Consolidation, continuation of the Partnerships in their present form would provide: (i) a less efficient and less cost effective exit strategy for BUC$holders who wish to liquidate their Partnership investment; (ii) illiquidity of the BUC$holders' investment; (iii) the inability, due to restrictions in the Partnership Agreements, to take advantage of future investment opportunities;
(iv) continued complicated tax filings; (v) duplication in reporting, filing and other administrative services; (vi) inability to achieve cost savings; and (vii) less flexibility in managing their real estate portfolio. Continuation of the Partnerships would, however, allow the Partnerships to: (i) maintain their current legal form, with their own assets and liabilities and an investment strategy governed by the guidelines, restrictions and safeguards in the Partnership Agreements; (ii) avoid having their performance tied to that of the other Partnerships; (iii) maintain the legal nature of the BUC$holders' original investment; (iv) maintain the current Partnership cash distribution policy, which would result in the liquidation and distribution of proceeds to the BUC$holders in accordance with the original business plan of investing in real estate related assets and holding them for a finite period of time; (v) avoid the incurrence of their pro rata share of Consolidation Expenses; and (vi) avoid the taxable gains or losses associated with the Consolidation in the case of BUC$holders who are subject to federal income tax. See "THE CONSOLIDATION AND RELATED TRANSACTIONS--Consolidation Expenses" and "FEDERAL INCOME TAX CONSIDERATIONS--Tax Consequences of the Consolidation."

     Liquidation. Liquidation is not currently considered to be a viable option by the Related General Partners. However, for comparison purposes, the Related General Partner has analyzed this alternative and concluded that a liquidation would not be as beneficial to BUC$holders as the Consolidation because, by comparison to conditions prevailing when most of the Partnerships' properties were originally acquired, market values have not increased to a level sufficient to allow BUC$holders to obtain a return of their Original Investment. Because the Related General Partners believe these conditions may improve over time, they believe that liquidation of the assets at this time is premature and would not provide BUC$holders with their best alternative to realize the optimum return on their investments. If the Partnerships were to liquidate, such liquidation would involve significant transaction costs at the property level such as selling commissions, transfer taxes, recording fees, title insurance premiums, legal fees, repair and other escrows, and other closing costs associated with the disposition of each Partnerships' assets. In addition, there may be additional costs associated with representations, warranties, and indemnifications that purchasers generally require and which may result in additional escrow costs. Further there would be potentially significant Partnership administration and overhead costs in the winding down of the Partnerships that are largely independent of asset size and which could over an extended liquidation period, reach disproportionately high levels in relation to revenues, thereby reducing the portion of proceeds available for distribution to BUC$holders. Liquidation would, however, provide for the final liquidation of the BUC$holders' investments and a likely substantial distribution of cash equal to net liquidation proceeds, though not at a level that would allow BUC$holders to realize their original investment.

     Based upon this comparison of the potential benefits and detriments of the Consolidation to the potential benefits and detriments of certain possible alternatives to the Consolidation, the Related General Partners have concluded that the Consolidation is the more attractive alternative for BUC$holders.

Fairness in View of Conflicts of Interest

     Related General Partners. In determining whether or not to object to the Consolidation, BUC$holders should consider that the Consolidation affords a number of benefits to the Related General Partners, including that the Advisor, an affiliate of Related, will enter into the Advisory Agreement, which the Company may not terminate, except for Cause, until the fourth anniversary of the Effective Date. Pursuant to the Advisory Agreement (and as a result of the Advisor's purchase of the P-B Interests), the Advisor will be entitled to receive from the Company approximately 75% of the aggregate annual fees and distributions currently payable by the Partnerships to the General Partners. The Advisor will be incentivized, in part, because it will have the ability, subject to the terms and conditions of the Advisory Agreement, to grow the Company's assets and thereby increase the amount of fees it can earn. Pursuant to the Company's Incentive Stock Option Plan, the Advisor may receive additional shares of Common Stock if the Company's distributions in any year exceed $0.9869 per share (i.e. the 1996 pro forma annual distributions set forth in this Solicitation Statement). Similar to the BUC$holders, the Related General Partners and the Advisor will receive Shares and, therefore, will have enhanced their liquidity. Pursuant to the Amended Insured Partnership Agreements, however, the Advisor will be restricted from converting all of the Insured LP Interests into Shares in order to preserve the partnership status of Insured I and Insured II.

     The Related General Partners have fiduciary duties to each of their Partnerships, in addition to the specific duties and obligations imposed upon them under the Partnership Agreements. Subject to the terms of the Partnership Agreements, the Related General Partners, in managing the affairs of the Partnership, are expected to exercise good faith, to use care and prudence and to act with an undivided duty of loyalty to the BUC$holders. Under these fiduciary duties, the Related General Partners are obligated to ensure that each Partnership is treated fairly and equitably in transactions with third parties, especially where consummation of such transactions may result in the interests of the Related General Partners being opposed to, or not aligned with, the interests of the BUC$holders. Accordingly, the Related General Partners are required to assess whether the Consolidation is fair and equitable, taking into account the unique characteristics of each Partnership (such as the Partnership's revenues and expenses and the prospects for increases or decreases in future cash flow) affecting the value of its assets, and comparing these factors against similar factors affecting the value of the assets held by the other Partnerships and the Related General Partners. The Related General Partners believe that they have fulfilled their fiduciary duties as described above in reaching their recommendation that BUC$holders not object to the Consolidation notwithstanding the inherent conflicts of interest present in this transaction.

     Class Counsel. In assessing Class Counsel's recommendation that BUC$holders not object to the Consolidation, BUC$holders should consider that Class Counsel may be deemed to have a conflict of interest with respect to such recommendation. In particular, the fees and expenses of Class Counsel, if approved by the Court, will be paid from the cash settlement pool provided by Related and other defendants pursuant to the Related Settlement and settlements reached with other defendants in the Litigation. In addition, as part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase, if any, as of the Anniversary Date in the capitalization of the Company, based upon (i) the difference between the trading prices of the Company's Shares on the Anniversary Date and (ii) the trading prices of the Units and the asset values of the Partnerships prior to the Effective Date. The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. See "CONFLICTS OF INTEREST--Conflicts of Interest of Class Counsel."

Fairness of Allocations

     Impact of Consolidation on Expected Distributions to Stockholders. The Consolidation is expected to affect the level of distributions made to BUC$holders who become Stockholders. Distributions are expected to increase. The Company's 1996 pro forma financial statements indicate that BUC$holders of Summit Preferred and Eagle would have received lower distributions (approximately 0.66% or $0.30 per $1,000 of Original Investment less than 1996 annual distributions for Summit Preferred and approximately 9.95% or $6.18 per $1,000 of Original Investment less than 1996 annual distributions for Eagle) had the Consolidation occurred on January 1, 1996, with 100% Participation. However, the Related General Partners believe that additional cost savings together with the benefits anticipated to be derived from the Company's new business plan, neither of which is reflected in the Company's 1996 pro forma financial statements, will be achieved, thereby progressively increasing distributions to BUC$holders including those in Summit Preferred and Eagle. There can be no assurance that such additional cost savings or benefits expected to be derived from the Company's new business plan will be achieved. Distributions to any particular investor are not expected to vary materially depending upon how many Partnerships participate in the Consolidation. The Related General Partners believe that the principles being used to allocate the consideration among the Partnerships take into account fairly the relative value of the assets to be contributed to the Company and, therefore, any differences in the level of distributions made to a BUC$holder who becomes a Stockholder, before and after the Consolidation, are properly attributable to these differences in relative contribution among the Partnerships. BUC$holders should also bear in mind that the levels of prior distributions of cash flow from operations from the Partnerships were influenced by various factors not directly related to the net cash flow generated by the Partnerships' assets and the underlying value of the Partnership's assets. These factors included the Partnerships' quarterly cash distribution policies, capital expenditure levels (where applicable) and payments on outstanding debt, if any. These factors will not continue to affect distributions in precisely the same fashion, due to the consolidation of the Participating Partnerships' assets and liabilities.

     Distribution of Shares to BUC$holders, Related General Partners and the Advisor in Proportion to Interests in the Partnerships. Shares will be allocated to each Participating BUC$holder, the Related General Partners and the Advisor in accordance with the respective Partnership Agreements and his or its proportionate interest in distributions of cash flow from operations of the Partnership. Under the various Partnership Agreements, the Related General Partners and the Advisor are entitled to receive between .75% and 1.5% of the Partnership's distributions of cash flow from operations (after reflecting that one-half of the P-B Interests are being allocated to the BUC$holders as part of the Consolidation). Assuming 100% Participation, the Related General Partners and the Advisor will receive an aggregate of 44,088 Shares for their general partner interests in Summit Preferred and Eagle, and the Related General Partners and the Advisor will have the right (subject to restrictions in order to maintain the partnership status of Insured I and Insured II) to convert their limited partner interests in Insured I and Insured II into an aggregate of 46,837 Shares. The Related General Partners believe that the distribution to partners of Shares allocated to a Partnership in proportion to their interests in cash flow from operations of the applicable Partnership supports their conclusion that the Consolidation is fair to BUC$holders. See "ALLOCATION OF SHARES" for a discussion of the procedures followed in allocating the Shares to be issued by the Company.

Fairness to Non-Participating Partnerships

     The Related General Partners believe the Consolidation is fair to BUC$holders in Non-Participating Partnerships for the reasons discussed below.

     Allocation of Consolidation Expenses. If the Consolidation is consummated with 100% Participation, all Consolidation Expenses will be paid by the Company. If the Consolidation is not consummated, the Related General Partners will bear the Consolidation Expenses. If the Consolidation is consummated at less than 100% Participation, the Related General Partners will be responsible for the Consolidation Expenses otherwise allocable to Non-Participating Partnerships.

     Continuance of Non-Participating Partnerships. A Non-Participating Partnership will continue to operate as a separate legal entity subject to its existing Partnership Agreement. There will be no change in its investment objectives, policies or restrictions, or fees or distributions payable to its General Partners as a result of its non-participation in the Consolidation. Each Non-Participating Partnership will remain subject to the terms of its Partnership Agreement, and each will continue to be managed by substantially the same persons currently employed by the Related General Partners.

Comparison of Alternatives to the Consolidation

     General. To assist BUC$holders in evaluating the fairness of the consideration offered by the Company in the Consolidation, the Related General Partners have compared the estimated market value of the Shares with: (i) estimates of the value of the Units under a "liquidation" scenario, assuming that the Partnerships' assets were sold at their Appraised Values or, with respect to Eagle, the mortgages were sold at an assumed value based on discounted cash flow analysis, together with the value of other collateral as may exist and be relevant to determining realizable value in a liquidation (i.e. of guarantees), and followed by a distribution of net proceeds to the General Partners and BUC$holders in accordance with the respective Partnership Agreement; (ii) estimates of the value of the Units on a "going concern" basis, assuming that the assets would be operated until the end of the calendar year which is eleven years following the date of the acquisition of the last property acquired by each respective Partnership, followed by the immediate liquidation of all assets for cash and the immediate distribution of the proceeds in accordance with the Partnership Agreements; and (iii) prices at which Units have been trading on the illiquid secondary market over the recent twelve-month period ended September 30, 1996, as compiled and reported by Partnership Spectrum. The above valuation estimates are subject to significant uncertainties, since the value of the Shares, as well as the comparative estimated values, are based upon a number of estimates, variables, assumptions and varying market conditions. Therefore, no assurance can be given that the estimated values indicated could be realized and actual realized values may be higher or lower than the estimates of such values.

     The results of this comparative analysis are summarized in the table entitled "Summary of Comparative Valuation Alternatives" set forth below. BUC$holders should bear in mind that the estimated values assigned to the Shares and alternative forms of consideration are based on a variety of assumptions that have been made by the Related General Partners. These assumptions relate, among other things, to: (i) projections as to the Partnerships' future income, expenses, cash flow and other significant financial matters; (ii) the capitalization rates that would likely be used by prospective buyers if the Partnerships' assets were liquidated; (iii) appropriate discount rates applied to expected cash flows in computing the present value of the cash flows that may be received with respect to the Units; and (iv) selling costs and other expenses, costs, offsets and contingencies attributable to the sale of assets and liquidation of the Partnerships. In addition, these estimates are based upon certain information available to the Related General Partners at the time the estimates were computed, and no assurance can be given that the same conditions analyzed by the Related General Partners in arriving at the estimates of value would exist at the time of the Consolidation. The assumptions used have been determined by the Related General Partners and, where appropriate, are based upon current historical information regarding the Partnerships and current real estate markets, and have been highlighted below to the extent critical to the Related General Partners' conclusions. While the Related General Partners believe they have a reasonable basis for the assumptions made, it is unlikely that all of the assumptions employed by the Related General Partners will prove to be accurate in all material respects and some assumptions used by the Related General Partners as to future events have been selected to simplify the analysis and may not approximate the actual experience of the Partnerships. The estimated values of the Shares and alternative forms of consideration, would have been different had the Related General Partners made different assumptions. No assurance can be given that such consideration would have been realized through any of the alternatives described.

                Summary of Comparative Valuation Alternatives*

                      Estimated Market Value of Shares per $1,000 of
                                  Original Investment(1)
                -----------------------------------------------------------
                                          Minimum                                               Estimated
                                        Participation          Minimum                          Liquidation       Estimated
                       100%              Including         Participation                        Value of         Market Value
                  Participation         Insured II        Including Eagle                       Units Per          of Units
                ------------------   -----------------   ------------------                     $1,000 of         per $1,000
                                                                               Estimated        Original         of Original
                                                                                 Going          Original          Investment
                                                                                Concern         Investment         Based on
                                                                                Value of        if Assets         Secondary
                                                                               Units Per        Sold at        Market Trades(4)
                                                                               $1,000 of        Adjusted       ----------------
                 High       Low       High      Low       High       Low        Original        Net Asset      High      Low
Partnership     Value      Value     Value     Value     Value      Value    Investment(2)      Value(3)       Value     Value
-------------   --------   -------   -------   -------   --------   -------   ---------------   ------------   -------   ------
Insured I         $  760   $456       $715      $429       $  771     $463        $590            $587           $412    $336
Insured II        $  800   $480       $754      $452           --       --        $576            $609           $412    $320
Summit            $  866   $520         --        --           --       --        $654            $662           $711    $399
Preferred
Eagle             $1,065   $639         --        --       $1,081     $648        $812            $755           $674    $550

--------------

   * An Original Investment of $1,000 equates to: 40 Units in each of Insured I and Insured II, 50 Units of Summit Preferred, and 65.3595 Units in Eagle (after taking into account the distribution of prepayment proceeds from the Tivoli Lakes Mortgage). BUC$holders should note that certain assumptions used by the Related General Partners to determine the valuations set forth in this table are different from those utilized by Oppenheimer in connection with the analysis used by Oppenheimer to support its Fairness Opinion. See "FAIRNESS OPINION AND APPRAISALS--Fairness Opinion." Furthermore, there can be no assurance that the assumptions utilized by the Related General Partners will in fact occur and that the conclusions based upon such assumptions would not differ substantially from those set forth in this table.


(1) The High Value and Low Value figures were computed by capitalizing anticipated annual distributions after the Consolidation (which, for this purpose, are assumed to equal the December 31, 1996 pro forma distributions) by a range of yield rates for traded REITs which are comparable to the Company, ranging from 5.25% (High Value) and 8.75% (Low Value).

(2) These values were derived from a discounted cash flow analysis, applied to the anticipated cash flows from the operation and sale of each asset, based on the Appraisals. For each asset, it was assumed that the asset would be operated until the end of the eleventh calendar year following the date of acquisition of the last property acquired, followed by the immediate liquidation of all assets for cash and the immediate distribution of the proceeds. The resulting cash flows were then adjusted for Partnership administration expenses, which were increased annually at the rate of 3% and the adjusted cash flows then discounted back to present value at a rate equal to the average of the rate used in the property cash flow analysis.

(3) The figures in this column represent the amount that would be distributed with respect to each $1,000 of Original Investment if the Partnerships sold their assets based on the following assumptions. First, total proceeds were calculated as follows: (i) with respect to three of the
    Partnerships: their real estate is sold at its Appraised Value; (ii) with respect to Eagle, its mortgages are sold at assumed values for the mortgages based on a discounted cash flow analysis which took into account the present value of the first mortgages and base interest payments at rates ranging from 7% to 10.5% and the present value of the equity loans and additional loan or contingent interest payments at rates ranging from 17% to 22%; and (iii) with respect to all Partnerships, the foregoing amounts were increased by the value of other collateral as may exist and be relevant to determining realizable value in a liquidation (e.g., guarantees). Once the amount of total proceeds upon sale of each of the Partnerships' assets was established, a deduction was taken in all Partnerships except Eagle for property level selling costs and an allowance was taken for partnership level liquidation costs, expenses and contingencies, together equaling 6%-6.9% of the Appraised Value of the real estate assets, resulting in net sales proceeds from liquidation. Finally, non-real estate assets (cash, receivables, temporary investments) were added and debts and other obligations were subtracted from the net sales proceeds, and the resulting balance was deemed to be distributed to BUC$holders and the General Partners in accordance to the terms of the respective Partnership Agreements.

(4) Based on the high and low value of secondary market trades during the twelve months from December 1, 1995 through November 30, 1996 as compiled by Partnership Spectrum. Partnership Spectrum has advised that its methodology for compiling trade prices is as follows: trade price information reflects per Unit transaction prices for trades involving the purchase of Units by third-party investors during the applicable period. Firms supplying trade price data are instructed to provide information only on those transactions whereby third party investors acquired Units from or through such firms. If the firm acted as an agent, the per Unit price is to include any commissions charged the buyer (but not including commissions paid to retail brokers representing buyers). Due to commission and mark-ups, sellers of Units typically receive less than the amounts paid for Units by buyers as set forth in the table.

     Conclusion. The Related General Partners reached the following conclusions when comparing the estimated potential values of the Shares with the estimated potential values of the consideration which may be offered in the alternatives to the Consolidation: (i) it is not possible to assign a specific value to the Shares or to predict accurately the prices at which the Shares will trade in the market following the Consolidation; (ii) given the uncertainty as to the value of the Shares, which is dependent in part upon the capital structure resulting from the Consolidation, it is appropriate to analyze the Shares as having a range of potential values; (iii) the Shares, when traded, may trade at prices higher or lower than the range of values estimated by the Company, depending upon a variety of market conditions not susceptible to precise determination; (iv) there are similar difficulties in establishing the value of the consideration available to BUC$holders from alternatives to the Consolidation, with such values also dependent upon a number of market conditions not susceptible to precise determination; and (v) the assumptions used by the Related General Partners in establishing values for the alternatives to the Consolidation may not prove to be accurate, and such consideration may have a value higher or lower than the values estimated by the Related General Partners. Furthermore, even if based on present market conditions, there is an overlap between the indicated ranges of likely values of the Shares versus the consideration which may be offered in the alternatives to the Consolidation, so that the lower range of potential values of the Shares following the Consolidation may be less than potential values for one or more of the alternatives to the Consolidation, the Shares may still constitute fair consideration for a Partnership's assets because (i) the Consolidation entails other potential benefits to BUC$holders (e.g., liquidity and the potential impact on distributions) besides the market value of the Shares which, in the Related General Partners' opinion, could outweigh the possibility that the value of the Shares at the time of Consolidation might be less than the value of alternative consideration; (ii) as market conditions change over time, the range of possible values for the Shares may improve in relation to the potential values for the alternatives to the Consolidation; and (iii) the upper end of the range of estimated potential values for the Shares is equal to or higher than the estimated value for such alternatives. Notwithstanding the uncertainties in estimating the value of the Shares, the Related General Partners believe the available information suggests that the Shares constitute fair consideration for the assets of the Partnerships taking into account the ranges of estimated values for the Shares and the estimated values for alternatives to the Consolidation.

Estimated Market Value of Shares

     The Related General Partners have estimated a range of possible values for the Shares, which values were computed by capitalizing the December 31, 1996 pro forma distribution by yield rates of 5.25% and 8.75% based on a range of yields for traded REITs which are comparable to the Company.


     In order to estimate the market value at which the Shares will initially trade, the Related General Partner analyzed data for selected real estate investment trusts ("REITs") in connection with its determination of the range of estimated trading values for the Shares. Such analysis included: (i) identification of REITs with portfolios which are comparable to the assets to be owned by the Company ("Comparable Diversified REITs"); (ii) determination of the current trading value of the common stock and annual distribution per share of such Comparable Diversified REITs; (iii) derivation of the distribution yield of each Comparable Diversified REIT (equal to the annual distribution rate per share divided by the trading value per share); (iv) identification of a range of possible distribution yields based on all yield rates falling between the highest and lowest distribution yields of each Comparable Diversified REIT; (v) determination of the pro forma annual distribution per Share of the Company; and
(vi) estimation of a possible range of trading values for the Shares of the Company by a range determined by capitalizing (i.e., dividing) the Company's pro forma annual distribution per Share by the high and low distribution yields for the Comparable Diversified REITs and the REITs identified in the table "Recent Consolidations of Public Partnerships" below.

     The following table sets forth data with regard to each Comparable Diversified REIT. These REITs were identified by the Related General Partner as REITs which are engaged in businesses which are comparable to the Company based both on their diversified asset holdings and their equity market capitalization ranging from $86 million to $197 million as of September 13, 1996 (since that date the market capitalizations have increased as indicated in the table below). At 100% Participation, the Company's anticipated initial equity market capitalization is expected to be approximately $121,463,000. The table sets forth each Comparable Diversified REIT's trading price, yield against current trading price, 52 week high-low stock price range, and equity market capitalization level at and/or as of September 13, 1996 and December 31, 1996.


                                                                         Table 1
                     Selected Comparable Diversified REITs




                                                  Per Share Information at December 31, 1996
                                   -----------------------------------------------------------------------
                                     (millions)                                             (millions)
                                       Market                                                 Market
                                   Capitalization             Indicated                   Capitalization
                                        as of                Annualized       52 week          as of
                                       9/13/96       Price      Yield     High-Low Price     12/31/96
                                   ---------------- -------- ------------ --------------  ----------------
Chicago Dock and Canal Trust            $86.00      $15.25       1.57% x  $ 15.50-9.50         140.30
East Group Properties                   105.80       24.50       8.00%     24.50-19.88         192.50
First Union Real Estate
 Investments                            113.70        6.50       6.77%       8.13-6.38         218.30
MGI Properties                          197.50       19.00       5.26%     19.13-14.88         254.40
Pacific Gulf Properties                 115.20       18.50       8.65%     18.75-13.00         190.30
Pennsylvania RE Investment Trust        168.10       20.75       9.06% x   21.88-18.75         211.50

x--high and low yields are excluded for purposes of statistical analysis

     w/o exclusion:
     --------------
    Average                                       6.75%
     w/exclusion:
     --------------
    Average                                       6.86%
                                     High Yield             Low Yield
                                     ----------             ---------
                                       8.65%                  5.26%



                                    Per Share Information at Dec. 31,
                                                    1996
                                   -------------------------------------
                                             Indicated
                                            Annualized      52 week
                                    Price      Yield     High-Low Price
                                   -------- ------------ ---------------
Chicago Dock and Canal Trust       $24.25       1.32% x  25.13-10.25
East Group Properties               27.38       7.16%    27.38-20.75
First Union Real Estate
 Investments                        12.50       3.52%     12.25-6.38
MGI Properties                      22.00       4.55%    22.25-16.00
Pacific Gulf Properties             19.50       8.21% x  20.00-15.88
Pennsylvania RE Investment Trust    24.38       7.71%    25.00-18.75

x--high and low yields are excluded for purposes of statistical analysis

     w/o exclusion:
     --------------
    Average                                     5.21%
     w/exclusion:
     --------------
    Average                                     5.69%
                                   High Yield            Low Yield
                                   ----------            ---------
                                     8.21%                 3.52%


  Source: The Wall Street Journal
          The Stanger Report
          NAREIT REIT Watch


     The Related General Partner also analyzed data regarding traded equity REITs which were formed through the consolidation of real estate limited partnerships during the past three years (the "Consolidation REITs"). The analytical data on the Consolidation REITs is summarized below and includes the same data analyzed above for Comparable Diversified REITs as well as (i) identification of the original net asset value per share for each such REIT and
(ii) the current premium or discount to such original net asset value (expressed as a percentage):


                                                                         Table 2
                 Recent Consolidations of Public Partnerships


                                                   Per Share Information at Dec. 31, 1996
                                     -------------------------------------------------------------------
                                       (millions)                   Current
                                         Market                    Indicated     52 week                  Premium to
                                     Capitalization               Annualized     High-Low    Orig. NAV   Orig. NAV at
REIT                                   at 12/31/96      Price        Yield        Price      per Share     12/31/96
------------------------------------ ---------------- ----------- ------------ ------------- ----------- -------------
Lexington Corporate Properties       $  137.5         $14.60        7.66%      14.38-10.50     $10.00        46.3%
Shurgard Storage Centers             $  754.2         $29.70        6.68%      29.75-23.25     $18.00        64.6%
Franchise Finance Corp. of America   $1,119.1         $27.60        6.52%      27.75-18.75     $20.00        38.2%
Realty Income Corp.                  $  548.6         $23.88        8.91%      24.50-19.50     $20.00        19.4%
Glenborough Realty Trust             $  170.3         $17.63        6.81%      17.38-12.00     $15.00        17.5%

                                                                    Average
                                       High Yield     Low Yield     Yield
                                       -------------  ----------      -------
                                          8.91%         6.52%       8.58%

  Source: The Wall Street Journal
          The Stanger Report
          NAREIT REIT Watch

     Based on the above data, the Related General Partner observed that the distribution yields for the Comparable Diversified REITs generally range from approximately 3.58% to approximately 8.21%, excluding for statistical analysis purposes the highest and lowest yields in the sample (see Table 1). The Related General Partner also observed that the distribution yields for the Consolidation REITs range from 7.66% to 8.91% (see Table 2). The Related General Partner concluded that the per share price range established by a 5.25% to 8.75% distribution yield, as identified above in both samples, provides a value range which is generally consistent with the range of yields determined by sampled Comparable Diversified REITs and the range of yields for Consolidation REITs whose consolidations were completed during the past three years.


     Based on the above, the Related General Partner utilized a distribution yield range of 5.25% to 8.75% to estimate the trading value of the Company's Shares. To calculate the range of estimated trading values for each $1,000 of Original Investment, the Related General Partner first capitalized (i.e. divided) the Company's annualized distribution based on December 31, 1996 pro forma financials of $0.9869 per Share by the foregoing distribution yield rates, which resulted in a range of estimated trading values per Share of between $11.28 and $18.80. The higher value of the estimated trading value range per $1,000 of Original Investment for each Partnership was then determined by multiplying the $18.80 figure by the number of Shares to be received by Limited Partners for each $1,000 of Original Investment. Similarly the low value of estimated trading value ranges per $1,000 of Original Investment for each Partnership was determined by multiplying the $11.28 figure by the number of Shares to be received by the Limited Partners for each $1,000 of Original Investment. The average or midpoint of the range of estimated trading values per Share as calculated above (i.e., $11.28 to $18.80) is approximately the same as the assumed hypothetical price of $15 per share for the Company's Shares (based on Adjusted Net Asset Value).

     The Related General Partners also compared the Company to the REITs listed above in terms of distribution yields at December 31, 1996. Utilizing a distribution based on December 31, 1996 pro forma financials of $0.9869 per Share and a hypothetical share value of $15.00 per Share (based on Adjusted Net Asset Value), the Company's distribution yield is 6.58%, which is slightly below the mid-point of the average of yields as of December 31, 1996 for Comparable Diversified REITs (5.21%) and the average of yields as of December 31, 1996 for Consolidation REITs (8.58%). Based on a hypothetical share value of $12.00, the Company's annual distribution yield is 8.22% and at a hypothetical share value of $18.00 the Company's annual distribution yield is 5.50%. These yields are within the yield ranges established below in table 3 for comparable companies.

                                                                         Table 3
                 Comparison of the Company's Distribution Yield
                     With That of Selected Existing REITs


                                         Indicated
                                        Distribution
                                           Yield
                                         12/31/96
                                        --------------
Comparable Diversified REITS
-------------------------------------
Chicago Dock and Canal Trust               1.32%
East Group Properties                      7.16%
First Union Real Estate Investments        3.52%
MGI Properties                             4.55%
Pacific Gulf Properties                    8.21%
Pennsylvania RE Investment Trust           7.71%
  Average                                  5.21%
Consolidation REITs
-------------------------------------
Lexington Corporate Properties             7.66%
Shurgard Storage Centers                   6.68%
Franchise Finance Corp. of America         6.52%
Realty Income Corp                         8.91%
Glenborough Realty Trust                   6.81%
  Average                                  8.58%
  Combined Average Yield                   7.65%

                                        Pro Forma
                                         Yield
                                         as of
                                        12/31/96
                                        -----------
The Company
-------------------------------------
100% Participation at $15 per Share      6.58%

     As a means of further confirming the reasonableness of the range of estimated market values of the Shares, the Related General Partners analyzed the premium/discount of the current stock prices to the original net asset values of each of the Consolidation REITs. It was observed that the Consolidation REITs (all of which were formed within the last three years) traded, as of December 31, 1996, within a range of 17.5% to 64.6% higher than their original net asset value per share. The Related General Partners believe that the performance of the Consolidation REITs generally supports the range of estimated trading values of the Shares based upon the high and low distribution yields utilized above (i.e. 8.75% and 5.25%), the percentage difference in range of high and low trading value of shares ($11.28-18.80) being 67%.

     The prices at which the Shares initially trade will be affected by, among other things, (i) the potential pent-up selling pressures as a result of the historic illiquidity of investments in the Partnerships; (ii) the Company's lack of an operating history; (iii) the unfamiliarity of institutional investors, financial analysts and broker-dealers with the Company and its prospects as an investment when compared with other equity securities; (iv) the historical financial performance of the Participating Partnerships which may be viewed by some analysts as disappointing; and (v) the fact that equity securities of new companies formed through consolidation of partnerships have traded below the stockholders' equity reflected in the consolidated entity's financial statements. It is impossible to predict how these factors will affect the price of the Shares. For this reason, neither the data, nor the Company's use of such materials, should be regarded as an opinion of the Related General Partners or the Company as to the prices at which the Shares may trade following the Consolidation. The range of estimated values shown for the Shares is designed to facilitate an analysis of the Consolidation's fairness, and not to predict the future trading prices of the Shares. Such prices may be either lower or higher than those in the range of estimated values.


Going-Concern Value

     The Related General Partners have estimated the going-concern value of the Units by analyzing projected cash distributions generated by the assets, assuming that the assets would be held until the end of the calendar year which is eleven years following the date of the acquisition of the last property acquired for each Partnership, followed by the immediate liquidation of all assets for cash and the immediate distribution of the net proceeds and other cash available for distribution to the holder of each Unit.


     In order to analyze the projected cash distribution with respect to the Units, the Related General Partners undertook discounted cash flow projections from the operation of each property and the sale of each asset based on the same assumptions utilized by JLW USA in preparing the Appraisals including discount rates, capitalization rates and growth rates. For each asset it was assumed that it operated until the end of the calendar year which is eleven years after the date of acquisition of the last asset acquired, followed by the immediate liquidation of assets for cash. The resulting cash flows were then adjusted for partnership-level administrative expenses, which were grown annually at 3% and discounted back to present value at the average of discount rates utilized in preparing the Appraisals relating to the assets of each of Insured I and II; discount rates were not provided in the Summit Preferred and Eagle Appraisals. Discount rates of 11.64%, 11.83%, 12% and 9% were utilized in this regard for Insured I, Insured II, Summit Preferred and Eagle, respectively.

     Although the Related General Partners consider it unlikely that all assets could be liquidated in a single transaction, this assumption was utilized in the going-concern analysis. This approach does not take account of market conditions or other factors that may affect asset management strategies, and it is unlikely that operation of a Partnership as a going-concern would in fact follow such a format. Should the assets be liquidated over time, even at prices equal to those projected, distributions of cash flow from operations to the BUC$holders might be reduced because the Partnership's relatively fixed costs, such as general and administrative expenses, are not proportionately reduced with the liquidation of assets. However, for simplification purposes, the sales are assumed to occur concurrently.

     The value of the Units on a going-concern basis is not intended to be indicative of the prices at which the Units could be sold by BUC$holders in the currently illiquid secondary market, nor are such estimates intended to reflect the distributions payable with respect to the Units if the Partnership's assets were to be sold at their current fair market values.

     The following chart sets forth a summary of the results of the Related General Partners' analysis with respect to the going concern values of each Partnership.


                 Going Concern Analysis (as of June 30, 1996)


                                              Insured I            Insured II          Summit Preferred             Eagle
                                             -------------        -------------        ------------------        ------------
Net Present Value of Net Income(1)           $63,610,146          $14,802,389             $8,865,905             $32,448,087
Plus: Other Assets                             2,981,227            1,847,793                248,867               1,205,360
Less: Liabilities                             (7,020,655)          (1,872,343)              (337,476)               (158,045)
                                             -----------          -----------             ----------             -----------
Net Proceeds                                 $59,570,718          $14,777,839             $8,777,296             $33,495,402
 General Partners                        1%  $   595,707      2%  $   295,557      2%     $  754,546         2%  $   669,908
 Limited Partners                       99%  $58,975,011     98%  $14,482,282     98%     $8,601,750        98%  $32,825,494
Value per $1000 Original Investment          $       590          $       576             $      654             $       812

--------------
(1) Based on discounted cash flow analysis assuming assets are held until the end of calendar year that is eleven years from the acquisition of the last asset for each Partnership.

Liquidation Values

     Although not considered to be a viable option at this time, an alternative available to the Related General Partners is to proceed with a liquidation of the Partnerships and with a corresponding distribution of the net liquidation proceeds to the Related General Partners and BUC$holders in accordance with the Partnership Agreements. The Related General Partners have estimated the liquidation values of the Units with respect to Insured I, Insured II and Summit Preferred, assuming that each Partnership's real properties are sold as of June 30, 1996 at their Appraised Values. For purposes of this analysis, property level selling costs (state or local transfer taxes, recording fees, title insurance premiums, legal fees, repair and other escrows and other costs associated with the disposition of each of the Partnership's assets, including costs associated with representations, warranties and indemnifications typically required) and selling commissions estimated at 3% of the Appraised Values were subtracted from the Appraised Values, resulting in net proceeds from the sale of assets. Then Partnership level liquidation costs were subtracted from this result. Property level selling costs and commissions, together with Partnership level liquidation expenses, were estimated to equal approximately 6% to 6.9% of the Appraised Values for Insured I, Insured II and Summit Preferred. With respect to Eagle which holds mortgage loans as its assets, the Related General Partners have assumed that the mortgages are sold as of June 30, 1996 at the present values of the mortgage loans and the equity loans, based on discounting the stream of base interest payments, utilizing discount rates ranging from 7% to 10.5% (depending on credit quality of the loan) and the stream of additional interest and contingent interest payments, utilizing discount rates ranging from 17% to 22%. The resulting values reasonably indicate the selling prices or values of the mortgage loans and equity loans held by Eagle. From these values, selling commissions and expenses and Partnership level liquidation expenses were subtracted. Mortgage selling commissions and expenses and Partnership level liquidation expenses were estimated to be approximately 1.9% of the indicated value of the assets (mortgage loans and equity loans). All of Eagle's other assets, including accounts receivable, undistributed cash and other assets or collateral that may exist and be relevant to determining realizable value in a liquidation (i.e. guarantees), are added to the net proceeds from the sale of the assets. Liabilities are then subtracted, including accounts payable, amounts due to the General Partners and affiliates and other liabilities. The resulting net liquidation proceeds are then distributed among the General Partners and BUC$holders in accordance with the Partnership Agreements. The amount distributed to BUC$holders is the indicated liquidation value for the Units.


     Applying these procedures, the Related General Partners arrived at the liquidation values set forth in the table entitled "Summary of Comparative Valuation Alternatives," above. The Appraisals set forth, subject to the specified assumptions, limitations and qualifications of the Partnership's future income, expenses, cash flow and other significant financial matters, JLW USA's professional opinion as to the Appraised Value of the real estate underlying the Partnerships' properties. While the Appraisals are not necessarily indicative of the price at which the real properties would sell, the valuation methodology utilized by JLW USA generally seeks to estimate the prices at which the real properties would sell if disposed of in an arm's-length transaction between a buyer and a willing seller, each having access to relevant information regarding the historical revenues and expenses of such properties. The Appraisals assume that the Partnerships' real properties are disposed of in an orderly manner and are not sold in forced or distressed sales where sellers might be expected to dispose of their interests at substantial discounts to their actual fair market value.

     The following chart sets forth a summary of the results of the Related General Partners' analysis with respect to the liquidation values of each Partnership.

                  Liquidation Analysis (as of June 30, 1996)


                                                       Insured I            Insured II
                                                      -------------        -------------
Proceeds from sale of properties/loans(1)(2)          $67,400,000          $16,800,000
less: selling commissions (3%)                         (2,022,000)            (504,000)
less: property level selling expenses                  (1,836,000)            (477,000)
                                                      -----------          -----------
Net Proceeds from sale of properties/loans             63,542,000           15,819,000
add: Undistributed cash/other assets                    2,683,238            1,681,765
     Accounts receivable                                  297,989              166,028
less: Notes payable                                    (5,679,293)          (1,364,539)
      Accounts payable/other liabilities                 (431,769)            (172,810)
      Real estate taxes payable                          (676,581)            (177,751)
      Due to General Partners and affiliates             (233,012)            (137,243)
less: Partnership liquidation costs                      (186,000)            (178,850)
                                                       -----------          -----------
Net proceeds for distribution                         $59,316,572          $15,615,600
  General Partners                                1%  $   593,166      2%  $   312,312
  Limited Partners                               99%  $58,723,406     98%  $15,303,974
Value per $1,000 Original Investment                  $       587          $       608



                                                      Summit Preferred             Eagle
                                                      ------------------        -------------
Proceeds from sale of properties/loans(1)(2)             $9,600,000             $30,669,623
less: selling commissions (3%)                             (288,000)               (306,700)
less: property level selling expenses                      (244,000)                     --
                                                         ----------             -----------
Net Proceeds from sale of properties/loans                9,068,000              30,362,923
add: Undistributed cash/other assets                        248,867               1,205,360
     Accounts receivable                                         --
less: Notes payable                                              --
      Accounts payable/other liabilities                    (24,366)               (158,045)
      Real estate taxes payable                                  --                      --
      Due to General Partners and affiliates               (313,110)                     --
less: Partnership liquidation costs                        (100,850)               (263,300)
                                                         ----------             -----------
Net proceeds for distribution                             8,878,541             $31,146,938
  General Partners                                2%     $  177,570         2%  $   622,939
  Limited Partners                               98%     $8,700,970        98%  $30,523,999
Value per $1,000 Original Investment                     $      662             $       755

--------------
(1) Summit I and II; Summit Preferred: Estimated sales price is equal to the 10/1/95 appraised values of the properties.

(2) Eagle: Proceeds from mortgages/loans are the amounts assumed to be paid to Eagle at the present values of the mortgages/loans, based on discounting the stream of base interest payments, utilizing discount rates ranging from 7% to 10.5% (depending on credit quality of the mortgage/loan) and the stream of additional interest and contingent interest payments, utilizing discount rates ranging from 17% to 22%.

Comparative Analysis of Values

     In reviewing the fairness of the Consolidation, the Related General Partners also reviewed and compared the estimated market value of the Shares with the estimated liquidation and going-concern values of the Partnerships (calculated as described above). The Related General Partners observed that anticipated liquidation and going-concern proceeds are higher than the "Low Value" of Shares to be issued in the Consolidation. Thus, it is possible that the value that would be derived by BUC$holders in one or more of the Partnerships from a liquidation or continuation of the Partnership may be greater than the value that would be derived from the Consolidation. The Related General Partners concluded that this potential detriment of the Consolidation does not affect the fairness of the Consolidation to BUC$holders. This conclusion takes into account (a) the inherent uncertainty in setting forth and comparing estimated market valuations of publicly traded securities and the liquidation and going-concern values for entities such as the Partnerships which have illiquid assets whose disposition would occur over time, (b) the fact that the top end of the range of potential values of Shares to be issued in the Consolidation is higher than the liquidation and going-concern values of the Partnerships (calculated as described above), (c) the absence of any assurance that the liquidation and going-concern values (calculated as described above) can actually be achieved, especially in light of administrative costs likely to be incurred over a measured liquidation or continued operation of the Partnerships, together with other transaction costs and (d) the Related General Partners' belief that the value of the Shares to be issued in the Consolidation includes a greater potential for liquidity and growth than the liquidation or going-concern value of the Partnerships (calculated as described above). In light of all of the foregoing factors, BUC$holders are urged to carefully review the information regarding valuation estimations in this Solicitation Statement, including the information set forth under "--Comparison of Alternatives to the Consolidation."


Secondary and Market Prices for Units

     The information in the table above under the heading "Secondary Market Trades" shows the highest and lowest secondary market prices for the Units as reported to Partnership Spectrum by certain secondary market firms involved in sales of the Units over the twelve-month period ended November 30, 1996. When gathering such data, Partnership Spectrum requests that the recorded prices per Unit include any mark-ups for Units sold by the firms acting as principals in the secondary market transactions and include any commissions charged by them for facilitating the transactions, unless the firms acted as retail brokers.


     No established market for the Units was ever expected to develop and the secondary market transactions for the Units have been limited and sporadic. It is not known to what extent the transactions in the secondary market are between buyers and willing sellers, each having access to relevant information regarding the financial affairs of the Partnerships, expected value of their assets, and their prospects for the future. Many transactions in the secondary market are believed to be distressed sales where sellers are highly motivated to dispose of the Units and willing to accept substantial discounts from what might otherwise be regarded as the fair value of the interest being sold, to facilitate the sales. Secondary market prices generally do not reflect the current market of the Partnerships' assets, nor are they indicative of total return, since prior cash distributions and tax benefits received by the original investor are not reflected in the price. Nonetheless, notwithstanding these qualifications, the secondary market prices, to the extent that the reported data are reliable, are indicative of the prices at which the Units trade in the illiquid secondary markets.


Recent Tender Offer for Insured I

     In June 1996, the BUC$holders of Insured I received an unsolicited tender offer from Equity Resource Fund XIX, a Massachusetts limited partnership, to purchase up to 120,000 Units (3% of the outstanding Units) of Insured I at a price of $5.00 per Unit ($200 per $1,000 of Original Investment). The applicable Related General Partner recommended that BUC$holders not tender their Units pursuant to such tender offer. The Related General Partners believe that slightly less than 3% of the outstanding Units of Insured I were acquired in such tender offer.

Distribution Comparison

     The Related General Partners have considered the potential impact of the Consolidation upon distributions that would be made to BUC$holders that become Stockholders. The Related General Partners anticipate that BUC$holders will experience an increase in distributions. Lower costs resulting from the elimination of certain fees payable to the P-B General Partner and the contribution to the Company of one-half of the P-B Interest acquired by the Related General Partner as well as reduced costs associated with the operation and maintenance of the Partnerships as public partnerships (including eliminating the necessity of furnishing Schedule K-1's) and certain economies of scale resulting from the common beneficial ownership and management of the Participating Partnerships' portfolio is expected to increase funds higher than funds available for distribution by the individual Partnerships. Furthermore, the Consolidation will simplify the preparation of financial statements, tax returns, investor information and reports and filings otherwise required. Certain cost savings will be enhanced to the extent that more than the minimum number of Partnerships participate in the Consolidation.

     Notwithstanding the Related General Partners' belief that distributions to BUC$holders will increase after the Consolidation, the Company's 1996 pro forma financial statements indicate that BUC$holders of Summit Preferred and Eagle would have received lower distributions (approximately 0.66% or $0.30 per $1,000 of Original Investment less than 1996 annual distributions for Summit Preferred and approximately 9.96% or $6.19 per $1,000 of Original Investment less than 1996 annual distributions for Eagle had the Consolidation occurred on January 1, 1996 with 100% Participation). However, the Related General Partners believe that additional cost savings together with the benefits anticipated to be derived from the Company's new business plan, neither of which is reflected in the Company's 1996 pro forma financial statements, will be achieved, thereby resulting in a progressive increase in distributions to BUC$holders including those in Summit Preferred and Eagle. There can be no assurance that such additional cost savings or benefits from the Company's new business plan will be achieved.

     The Related General Partners have prepared the following pro forma distribution comparison to show the distributions that would have been made to BUC$holders had they become Stockholders of the Company on January 1, 1996, assuming 100% Participation and two levels of minimum participation, as compared with the actual distributions made by the Partnerships in 1996.

                 Historical/Pro-Forma Distribution Comparison

                                                                      Pro Forma Distribution Per $1,000 of Original
                                                                                      Investment(3)
                                                                     ------------------------------------------------
                                       Pro Forma
                                     Distribution     Historical
                                          to         Distribution                       Scenario
                      Historical     Shareholders   calculated per                      Minimum         Scenario
                   Distribution to      in 1996        $1000 of         Scenario     Participation       Minimum
                     BUC$holders     (BUC$holders      Original           100%         Including      Participation
Partnership            in 1996        Only)(1)(3)     Investment     Participation     Insured II    Including Eagle
------------------ ----------------- -------------- ---------------- --------------- --------------- ----------------
Insured I            $ 3,600,005       $3,988,140     $36.00             $39.88          $37.56        $40.48
Insured II               930,005        1,056,233     $36.99             $42.01          $39.56          N/A
Summit Preferred         601,918          597,960     $43.94(2)          $45.48          N/A             N/A
Eagle                  2,509,080        2,259,143     $62.09(4)          $55.91(4)       N/A           $56.74(4)
                     ------------      -----------
                     $ 7,641,008       $7,901,476

--------------
(1) Assumes 100% Participation.

(2) The historical distribution has been adjusted to reflect the payment of the special distribution due to the general partners in the amount of $24,748. The special distribution historically has been accrued but not paid. The calculation of the distribution per $1,000 excluding this adjustment is $45.78.

(3) Assumes pro forma adjustments to the Company's distributable cash flow for the year ending December 31, 1996 as follows: (1) reduction in G & A expenses pursuant to the Advisory Agreement (the maximum amount of expenses which the Company may reimburse the Advisor is $200,000 (pro rata for Minimum Participation scenarios)); (ii) additional interest expense expected to be incurred as a result of financing the Consolidation Expenses; (iii) decrease of approximately 25% of the aggregate annual fees (Special Distribution/Asset Management Fee); and (iv) an increase in allocable cash flow to the former BUC$holders as a result of the Advisor contributing back one-half of the P-B Interest.

(4) Original capital has been adjusted for Eagle to reflect distribution of proceeds from a prepayment of mortgage receivable due to the sale of Tivoli Lakes in 1994. Such distribution equals $4.70 per Unit. Each $1,000 of Original Investment (net of such prepayment proceeds) equals 65.3595 Units.

     When analyzing distribution data, BUC$holders should bear in mind that a number of factors affect the level of the Partnerships' quarterly distributions. These factors include the distributable income generated by Partnership operations, capital expenditure levels (in excess of normal expenditures for ongoing maintenance and repairs), and the Partnership policy with respect to quarterly cash distributions. In some cases, the Partnerships have, in order to maintain constant levels of distributions, made quarterly distributions in excess of distributable cash generated by Partnership operations during the preceding quarter. The Partnership's ability to make such an excess distribution would also be affected by existing cash reserves and/or the ability to borrow funds necessary to make the distribution. Alternatively, the Partnerships have, on occasion, reduced distribution levels to increase cash reserves for anticipated expenditures. In addition, the portion of total assets represented by income-generating real estate versus cash and non-cash generating assets differs among the Partnerships. Such differences affect to some degree the amount of distributable cash generated relative to the Adjusted Net Asset Values of the Partnerships. For the foregoing reasons, the fact that pro forma distributions may be higher than actual distributions for a single period (such as the Company's pro forma distributions for 1996 for three of the four Partnerships) does not necessarily mean that distributions to BUC$holders of a given Partnership following the Consolidation will exceed distributions that would have been paid by that Partnership when analyzed over a number of years.

Compensation, Reimbursements and Distributions to the Related General Partners

     Under the Partnership Agreements, the Related General Partners and their affiliates are entitled to receive compensation in connection with managing the affairs of each Partnership. Such compensation includes distributions in respect of general partner equity interests, management and transaction fees, and reimbursement of expenses for partnership level services such as legal, accounting, data processing and duplicating services. For a comparison of the compensation structure of each of the Partnerships with that of the Company, see "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS--Fees and Expenses."

     Following the Consolidation, the Company will retain the Advisor to manage the operations of the Company. The Advisor will generally receive from the Company approximately 75% of the aggregate annual fees and distributions payable by the Partnerships to the General Partners. See "MANAGEMENT--Summary of the Advisory Agreement" for a description of the fees and other compensation payable to the Advisor.

     The following table sets forth the historical compensation and distributions paid by the Partnerships on a combined basis to the General Partners and their affiliates for the Partnerships' last three fiscal years and for the three months ended March 31, 1997 (Historical) and the compensation and distributions that would have been paid in the last three fiscal years if the Consolidation had been in effect, assuming 100% Participation (Pro Forma).

              COMPENSATION AND DISTRIBUTIONS TO GENERAL PARTNERS


                                                                                 Year Ended December 31,
                                                                              ------------------------------
                                                            Three Months
                                                                Ended
                                                           March 31, 1997     1996       1995       1994
                                                           ----------------   --------   --------   --------
                                                                              (Dollar amounts in thousands)
Historical:

 Acquisition Fees(1)                                             $ --           $   --     $   --     $   --
 Mortgage Selection Fees(1)                                        --               --         --         --
 Mortgage Placement Fees(1)                                        --               --         --         --
                                                                 -----         -------    -------    -------
  Subtotal                                                         --               --         --         --
                                                                 -----         -------    -------    -------
 Property Management and Transaction Fees(2)                      137              581        571        547
 Partnership Administration Fees and Reimbursements(3)             73              399        335        403
                                                                 -----         -------    -------    -------
  Subtotal                                                        210              980        906        950
                                                                 -----         -------    -------    -------
 Special Distributions(4)                                         175              702        702        702
 General Partner Distributions(4)                                  30              119        119        372
                                                                 -----         -------    -------    -------
  Subtotal                                                        205              821        821      1,074
                                                                 -----         -------    -------    -------
 Disposition Fee(5)                                                --               --         --         --
                                                                 -----         -------    -------    -------
  Total Historical                                               $415           $1,801     $1,727     $2,024
                                                                 =====         =======    =======    =======
Pro Forma (Assuming no leverage):
 Acquisition Fees                                                $ --           $   --     $   --     $   --
 Mortgage Selection Fees                                           --               --         --         --
 Mortgage Placement Fees                                           --               --         --         --
                                                                 -----         -------    -------    -------
  Subtotal                                                         --               --         --         --
                                                                 -----         -------    -------    -------
 Property Management and Transaction Fees(2)                      137              581        571        547
 G & A Reimbursements(6)                                           54              211        205        200
                                                                 -----         -------    -------    -------
  Subtotal                                                        191              792        776        747
                                                                 -----         -------    -------    -------
 Asset Management Fees/Special Distributions(7)                   141              564        564        564
 Distributions Attributable to Shares(8)                           21               87         87        279
                                                                 -----         -------    -------    -------
  Subtotal                                                        162              651        651        843
                                                                 -----         -------    -------    -------
 Liquidation Fee(9)                                                --               --         --         --
                                                                 -----         -------    -------    -------
  Total Pro Forma (assuming no leverage)                         $353           $1,443     $1,427     $1,590
                                                                 =====         =======    =======    =======

                                                                              Year Ended December 31,
                                                                      ---------------------------------------
                                                   Three Months
                                                       Ended
                                                   March 31, 1997      1996         1995           1994
                                                   ----------------   ----------   ----------   -------------
                                                                           (Dollar amounts in thousands)
Pro Forma (Assuming maximum leverage):
 Acquisition Fees(10)                                    $ --           $   --       $   --      $4,687
 Mortgage Selection Fees                                   --               --           --          --(10)
 Mortgage Placement Fees                                   --               --           --          --(10)
                                                         -----          -------      -------     ------
  Subtotal                                                 --               --           --       4,687
                                                         -----          -------      -------     ------
 Property Management and Transaction Fees(2)              137              581          571         547
 G & A Reimbursements(6)                                  102              398          388         378
                                                         -----          -------      -------     ------
  Subtotal                                                239              979          959         925
                                                         -----          -------      -------     ------
 Asset Management Fee/Special Distributions(7)            258            1,032        1,032       1,032
 Distributions Attributable to Shares(11)                 N/A             N/A          N/A         N/A
                                                         -----          -------      -------     ------
  Subtotal                                                258            1,032        1,032       1,032
 Liquidation Fee(9)                                        --               --           --          --
                                                         -----          -------      -------     ------
  Total Pro Forma (assuming maximum leverage)            $497           $2,011       $1,991      $6,644
                                                         =====          =======      =======     ======


--------------
 (1) No Acquisition, Mortgage Selection or Mortgage Placement Fees have been paid by these Partnerships during this time.

 (2) Property management and transaction fees include all fees paid by (i) the Partnerships to the General Partners and affiliates, pursuant to the applicable partnership agreement and (ii) the Company in each case for property management, leasing commissions and insurance services. The amount of increased fees assuming maximum leverage is not determinable at this time as these fees are contingent upon, among other things, (a) whether an affiliate of the Company manages the new assets, (b) rent revenues, which are not determinable, and (c) the amount of leasing which may be required to lease up the new assets.

 (3) Partnership administration fees and reimbursements include all amounts paid by the Partnerships to the General Partners and their affiliates for partnership administration services, as a reimbursement for general and administrative and overhead costs payable by each Partnership, pursuant to the applicable partnership agreement.

 (4) Reflects the distributions paid by the Partnerships to the General Partners by virtue of their general partner interests in the Partnership and Special Distributions from the Partnerships' adjusted cash flow.

 (5) Represents a subordinated fee payable to the General Partners, generally based on the gross sales price of a property. It is unlikely that the General Partners would receive such fee.

 (6) Reimbursements to the Advisor for administrative expenses will not exceed $200,000 in any given year of operations, subject to the following adjustments: the overall limit on reimbursements for administrative expenses will be increased (i) after the Company's first year of operations and each year thereafter by a percentage equal to the Consumer Price Index for the year then ended, and (ii) proportionately as the Company increases its asset portfolio.

 (7) Reflects an Asset Management Fee payable to the Advisor with respect to the Company and a Special Distribution payable to the Advisor with respect to Insured I and Insured II.

 (8) Reflects distributions paid to the Related General Partners and the Advisor by virtue of their ownership of Shares/Insured LP Interests.

 (9) The Liquidation Fee is only payable in the event of the Company's liquidation.

(10) In determining the pro forma compensation payable with respect to new acquisitions by the Company in the last three fiscal years, the table does not attempt to differentiate between the type of assets being acquired inasmuch as the effective fees payable with respect to the acquisition of any assets (i.e. property or mortgages) are equal to 3.75% of the amount invested in such assets. Therefore, such fees are combined in the line item for "Acquisition Fees." In other words, whether the mix of fees for asset acquisitions is (i) the Acquisition Fee of 3.75% for property acquisitions or (ii) the Mortgage Selection Fee of 3% plus the Mortgage Placement Fee of .75% (i.e. a total of 3.75%) for mortgage origination/acquisition, the aggregate fee is the same. The table also assumes that 100% of the proceeds of the maximum leverage was incurred and fully invested as of January 1, 1994.

(11) These distributions are based on future cash flow which is not determinable at this time.

                             ALLOCATION OF SHARES

Overview

     The number of Shares to be allocated in the Consolidation will be determined as the result of two separate allocations: (i) Shares allocated among the Participating Partnerships, and (ii) Shares allocated to each Participating Partnership which are then allocated among the BUC$holders, the Related General Partners and the Advisor.

Explanation of Allocations

     Allocation among the Partnerships. The total Shares allocated to the Participating Partnerships (8,097,539 shares, assuming 100% Participation) will be allocated among the Participating Partnerships based on the relative Adjusted Net Asset Values assigned to each such Partnership. The Shares allocated to the Related General Partners and the Advisor in respect of their interests in Insured I and Insured II will not be issued to the Related General Partners or the Advisor, but will be reserved for issuance by the Company and will be issuable by the Company upon the Related General Partners', or the Advisor's exercise of the Conversion Option attached to the Insured LP Interests. See "DESCRIPTION OF COMMON STOCK--Conversion Option".

     The following table assumes 100% Participation and sets forth for each of the Partnerships the Adjusted Net Asset Value, the percentage of aggregate Adjusted Net Asset Value, and the number of Shares allocable to such Partnership.

                              Allocation Summary


                                          Percentage of        Number of
                          Adjusted         Aggregate            Shares
                          Net Asset       Adjusted Net       Allocated to
Partnership                 Value         Asset Value         Partnership
----------------------   --------------   ---------------   ------------------
    Insured I              $ 61,076,169        50.28%           4,071,745(1)
    Insured II               16,298,792        13.42%           1,086,586(1)
    Summit Preferred          9,227,154         7.60%             615,144
    Eagle                    34,860,971        28.70%           2,324,064
                          -------------      -------         -------------
    TOTAL                  $121,463,086       100.00%           8,097,539
                          =============      =======         =============

--------------
(1) Includes Shares represented by Insured LP Interests.


     Allocation among the BUC$holders, the Related General Partners and the Advisor. Each of the Partnership Agreements sets forth a procedure for allocating distributions (iv) between the General Partners and the BUC$holders and (v) among the BUC$holders as a group. These distribution rules were described in detail in the disclosure documents delivered to the BUC$holders when, through the sale of Units, capital was originally raised by the Partnerships. The allocation of Shares between the Related General Partners (including the Advisor) and the BUC$holders will be made in accordance with the provisions applicable to distributions of cash flow from operations of the Partnership. With respect to the Shares allocated to the BUC$holders as a group, such Shares will be allocated among the BUC$holders in proportion to, and in accordance with, the number of Units held by each BUC$holder. The table below sets forth the number of Shares allocable to the Related General Partners, the Advisor and the BUC$holders and the number of Shares per $1,000 of Original Investment in each Partnership.


            Allocation of Shares per $1,000 of Original Investment



                                                                                       No. of Shares
                                              No. of Shares                             Allocated to
                         No. of Shares     Allocated to Related     No. of Shares     BUC$holders per
                         Allocated to       General Partners        Allocated to      $1,000 of Original
Partnership              Partnership         and the Advisor        BUC$holders         Investment(2)
----------------------   ---------------   ----------------------   ---------------   -------------------
    Insured I               4,071,745           30,538(1)               4,041,207             40
    Insured II              1,086,586           16,299(1)               1,070,287             43
    Summit Preferred          615,144            9,227                    605,916             46
    Eagle                   2,324,064           34,861                  2,289,204             57
                            ----------          -------                 ----------            ---
      Total                 8,097,539           90,925                  8,006,614
                            ==========          =======                 ==========

--------------
(1) Shares allocated to Related General Partners and the Advisor in respect of Insured I and Insured II not issued immediately upon consummation of the Consolidation are represented by the Insured LP Interests.


(2) Rounded to the nearest whole Share.

Determination of Adjusted Net Asset Value


     Valuations. The adjusted net asset value (the "Adjusted Net Asset Value") of each Partnership was based, in part, on the Appraised Value determined by JLW USA of all real properties (i) owned directly by a Partnership or (ii) which secure loans held by a Partnership. The Related General Partners determined not to obtain new appraisals or update the Appraisals, based on their belief that the Appraised Value of the Partnership's real estate related assets has not changed materially since October 1, 1995 and the cost of obtaining new appraisals or updating the Appraisals. Adjusted Net Asset Value for a Partnership is equal to an amount calculated as follows:


       (i) (a) the aggregate Appraised Values of the Partnership's real properties less a 3% selling commission and/or (b) the aggregate Loan Values (defined and calculated as set forth below) of the loans held by the Partnership; plus

       (ii) the amount of any undistributed cash and other assets held by the Partnership as of March 31, 1996; less

       (iii) the amount of the Partnership's accounts payable (including, without limitation, Partnership indebtedness and deferred fees payable to the General Partners and affiliates) as of March 31, 1996; plus

       (iv) with respect to Eagle, certain adjustments to the Appraised Values were made by the Related General Partners to take account of the amounts due to the Partnership pursuant to (a) the mortgage documents and (b) certain guarantees made by affiliates of the Related General Partners. See "THE COMPANY--Description of Existing Indebtedness--Cross Creek Guarantee."


     The "Loan Value" of each loan held by a Partnership is equal to the amount which the Partnership would receive under the terms of the loan (i.e. principal, accrued and unpaid interest and participating interest) if (i) the property which secures the loan were sold for an amount equal to its Appraised Value and
(ii) the net sale proceeds (i.e. after payment of third party expenses) were applied first to repay the Partnership's loan(s).


     Set forth below is a table which shows the derivation of the Adjusted Net Asset Values for each Partnership based upon the formula described above:

                    DERIVATION OF ADJUSTED NET ASSET VALUES

                                                            Summit          Summit          Summit
                                                          Insured I       Insured II      Preferred       Eagle Insured
                                                          -------------   -------------   -------------   --------------
 Proceeds from sale of properties/mortgages(1)(2)         $67,400,000     $16,800,000      $9,600,000      $30,780,824
 Less: Selling expenses (3% of sales proceeds)             (2,022,000)       (504,000)       (288,000)              --
 Net proceeds from sale of properties                      65,378,000      16,296,000       9,312,000       30,780,824
 Add: Undistributed cash                                    2,464,004       1,723,959         301,799        1,187,451
 Add: Accounts Receivable                                     249,625         160,496              --               --
 Add: Notes Receivable                                             --              --              --        3,000,000
 Less: Notes Payable                                       (5,736,659)     (1,387,291)             --               --
 Less: Accounts Payable                                      (497,564)       (158,190)        (24,599)        (107,304)
 Less: Real estate taxes payable                             (564,960)       (182,097)             --               --
 Less: Due to General Partners and Affiliates                (216,277)       (154,085)       (362,046)              --
 Adjusted Net Asset Value((3))((4))                       $61,076,169     $16,298,792      $9,227,154      $34,860,971

--------------
(1) Summit I and II; Summit Preferred: Estimated sales price is equal to the 10/1/95 appraised values of the properties.

(2) Eagle: Proceeds from mortgages are the amounts assumed to be paid to Eagle according to the mortgage documents, assuming the properties securing the mortgages were sold on 3/31/96 at the 10/1/95 appraised values.

(3) No Consolidation Expenses were attributed in this analysis.

(4) Assets and liabilities are as of 3/31/96.

     Possible Revisions to Valuations. The Company has used these Adjusted Net Asset Values to determine the allocation of Shares, even though such Adjusted Net Asset Values might be different if calculated as of the date of the Fairness Hearing. The Adjusted Net Asset Values will not be recalculated as of the date of the Fairness Hearing based upon the Related General Partner's belief that the Adjusted Net Asset Values of the Partnerships, as computed, will not differ materially from the Adjusted Net Asset Values of the Partnership as of the date of this Solicitation Statement. However, if the assets of any Partnership are actually different as of the date of the Fairness Hearing, the Related General Partners reserve the right to revise the Adjusted Net Asset Values, subject to the approval of the Court. BUC$holders will not have the opportunity to review and object to any revisions made to the Adjusted Net Asset Values. However, at the Fairness Hearing, the Court will have the opportunity to review any such revisions and, pursuant to the Settlement Stipulation, the Court must specifically find as part of its Final Order that the allocations were fair, just and equitable. Therefore, the Court, in its discretion, can reject any revisions to the Adjusted Net Asset Values set forth in this Solicitation Statement (as well as modify the allocation method set forth in this Solicitation Statement or any other aspect of the Related Settlement) subject to Related's option to terminate the Related Settlement if such revisions are not acceptable to it.

     Furthermore, in the event that due to unforeseen developments the Adjusted Net Asset Values as of the Effective Date (or such other time as the Consolidation is consummated) are materially different from the Adjusted Net Asset Values set forth in the Solicitation Statement, then Class Counsel and Related have the right to apply to the Court for an order altering the allocation of Shares to take into account such materially changed circumstances that result in material differences in the Adjusted Net Asset Values. The proposed Final Order that the parties will ask the Court to enter after the Fairness Hearing in connection with the Court's Approval of the Related Settlement provides that the Court will retain exclusive jurisdiction, among other things, over the parties and the Class Members for the purpose of the administration and implementation of the Related Settlement, including the resolution of any disputes relating to the allocation of Shares.


                        FAIRNESS OPINION AND APPRAISALS

Fairness Opinion

     General. Class Counsel retained Oppenheimer to render its opinion as to the fairness, from a financial point of view, of the Consolidation, including the allocation of Shares among the Partnerships, to the BUC$holders of the Partnerships assuming 100% Participation and all other combinations of Participating Partnerships (including the Minimum Participation scenarios). The full text of the Fairness Opinion, which contains a description of the assumptions and qualifications made, matters considered and limitations imposed on the review and analysis, is set forth in Appendix A and should be read in its entirety. Certain of the material assumptions, qualifications and limitations to the Fairness Opinion are described below. The summary set forth below does not purport to be a complete description of the analyses used by Oppenheimer in rendering the Fairness Opinion.

     In connection with its engagement, Oppenheimer was not requested to serve as financial advisor to Class Counsel or any other party in the negotiation of the terms of the Consolidation. Oppenheimer was not requested to and does not make any recommendation to the BUC$holders regarding the Consolidation. Also, Oppenheimer was not requested to and did not analyze or give any effect to the impact of any federal, state or local income taxes to the BUC$holders arising out of the Consolidation contemplated herein.

     Oppenheimer, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. Class Counsel's selection of Oppenheimer was based upon several factors, including experience, reputation and price.

     Class Counsel did not place any limitation on the scope of Oppenheimer's investigation or review.

     In connection with preparing the Fairness Opinion, Oppenheimer was not engaged to, and consequently did not, prepare any written report or compendium of its analysis for internal or external use beyond the opinion obtained.

     The Related General Partners and the Partnerships have agreed to indemnify Oppenheimer against certain liabilities arising out of Oppenheimer's engagement to prepare and deliver the Fairness Opinion. In addition, the Related General Partners and the Partnerships have agreed to cause the Company to become an additional indemnifying party upon consummation of the Consolidation. Upon consummation of the Consolidation, the Partnerships' indemnity obligations will become obligations of the Company.


     The preparation and receipt of the Fairness Opinion was requested by Class Counsel. In connection with such request, Class Counsel asked that the Related General Partners interview and provide them with a list of firms qualified to render fairness opinions. After interviewing several such entities, the Related General Partners provided Class Counsel with the names of four such entities based on each such entity's experience, expression of interest, timing and price. From the list provided by the Related General Partners, Class Counsel initially sought to retain Bear Stearns & Co., Inc. ("Bear Stearns") to render the Fairness Opinion. However, after initially agreeing to being engaged for this assignment, Bear Stearns withdrew from the assignment after Class Counsel insisted that Bear Stearns directly represent the interests of investors and that the opinion be rendered directly to it and the BUC$holders. Specifically, Bear Stearns declined to be retained by, and render a fairness opinion to, Class Counsel or to the BUC$holders although they were willing to be retained by and consider rendering a fairness opinion to the Related General Partners and the Partnerships. Bear Stearns advised Class Counsel that it is its general policy with respect to engagements relating to limited partnerships to render fairness opinions only to the general partner(s) and/or the partnerships themselves, and not to other parties such as Class Counsel or investors.


     Information Reviewed. In rendering its Fairness Opinion which is dated September 20, 1996, and as the basis therefor, Oppenheimer, among other things, reviewed: this Solicitation Statement; the Prospectus dated December 23, 1986 for Insured I; the Prospectus dated November 13, 1987 for Insured II; the Prospectus dated August 6, 1987 for Summit Preferred; the Prospectus dated December 11, 1987 for Eagle; audited financial statements for each Partnership for calendar years 1994 and 1995; the Form 10-K for each Partnership for the year ended December 31, 1995 and the Form 10-Q for each Partnership for the quarter ended June 30, 1996; Letter of Value appraisals in a summary format dated October 25, 1995 prepared by JLW USA for each property owned by a Partnership (Insured I and Insured II), or securing a Partnership's investment interest in a property (Summit Preferred), or securing a mortgage loan made by a Partnership (Eagle); the insurance policies issued by Continental Casualty Company owned by Insured I and Insured II; audited financial statements for calendar years 1994 and 1995 and unaudited financial statements and other financial information for the period ending

June 30, 1996 for each of the properties owned by Insured I and Insured II; audited financial statements for calendar years 1994 and 1995 and unaudited financial statements and other financial information for the period ended June 30, 1996 for each of the properties securing Summit Preferred's investments; and audited financial statements for calendar years 1994 and 1995 and unaudited financial statements and other financial information for the period ended June 30, 1996 for each of the properties securing a mortgage loan made by Eagle; pro forma financial statements of the Company for the year ended December 31, 1995 and as of and for the quarterly period ended March 31, 1996, assuming in each case that the Consolidation occurred as of January 1, 1995; financial forecasts of future operations of the Partnerships covering each of the years in the five year period ended June 30, 2001; financial forecasts of future operations of the Company covering each of the years in the five year period ended June 30, 2001, assuming the Consolidation occurred as of June 30, 1996; a business plan of the Company; and certain other financial and other information that was publicly available or furnished to Oppenheimer by Class Counsel or the Related General Partners. The financial forecasts provided to Oppenheimer by the Related General Partners are attached as Appendix C.

     In addition, Oppenheimer held discussions with representatives of Class Counsel and the Related General Partners, inspected a representative number of the properties either owned by a Partnership, or in which a Partnership had acquired an interest or which secured a mortgage loan made by a Partnership, interviewed property managers at the properties inspected, interviewed a representative of JLW USA and conducted such other investigations, financial analyses and studies, and reviewed such other information and factors as it deemed appropriate for the purposes of the Fairness Opinion.

     Oppenheimer also reviewed the procedures and methodology applied by JLW USA to value the properties owned by Insured I and Insured II and the properties in which Summit Preferred owns a Preferred Equity Investment, and the properties encumbered by the Eagle Mortgages to determine if they had been applied on a consistent basis among the Partnership properties, reviewed the components of each Partnerships' other assets and other liabilities and analyzed the method used to allocate the Shares among the Partnerships by the Related General Partners.

     Assumptions, Limitations and Qualifications. In rendering the Fairness Opinion, Oppenheimer, without assuming responsibility for independent verification, relied on the accuracy and completeness of all financial and operating data, financial analyses, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the Related General Partners. With respect to the financial and operating forecasts furnished to Oppenheimer, Oppenheimer assumed, with Class Counsel's approval, that they reflected the best current judgement of the Related General Partners as to future financial performance, and that there was a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Partnerships.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analyses or summary description. Accordingly, Oppenheimer believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its Fairness Opinion. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth herein. In addition, analyses relating to the value of the properties, Mortgages and/or the business of the Company do not purport to be appraisals or to reflect the prices at which the properties, Mortgages or Company may actually be sold.

     Oppenheimer expressed no opinion as to the price or trading range at which the Company's Shares would trade following completion of the Consolidation and the listing of the Shares on the American Stock Exchange. It is likely that, at least during the immediate period following completion of the Consolidation, that the Shares will trade below the estimated ranges of values.

     Oppenheimer's Fairness Opinion, dated September 20, 1996, was based solely upon information available to Oppenheimer and the economic market and other circumstances that existed as of the date of the Fairness Opinion. In general, Oppenheimer used historical financial information through June 30, 1996. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. Oppenheimer has not undertaken to reaffirm or revise the Fairness Opinion or otherwise comment upon any events occurring after the date thereof. The Related General Partners believe that as of the date of this Solicitation Statement there have not been any material changes in the financial or operating condition of the Partnerships which would materially affect the assumptions and conclusions contained in the Fairness Opinion.

     Summary of Analysis and Methodology. The following paragraphs summarize the significant quantitative and qualitative analyses performed by Oppenheimer in arriving at the Fairness Opinion. Oppenheimer considered all such quantitative and qualitative analyses in connection with its analysis, and no one method of analysis was given particular emphasis. All references to the conversion of Units into Shares are based upon the Related General Partners' allocation of Shares among the Partnerships.

     In determining appropriate capitalization and discount rates underlying its analysis Oppenheimer utilized as a base the same rates employed by JLW USA in its appraisals of each property owned by a Partnership (Insured I and Insured
II), or securing a Partnership's investment interest in a property (Summit Preferred) or securing a mortgage loan made by a partnership (Eagle). These rates were then adjusted upward and downward by 50 basis points to develop a range of discount and capitalization rates for each property. Mortgage revenue bond yield rates were obtained from discussions with Oppenheimer traders active in the mortgage revenue bond market.

     In determining the adequacy of these rates, Oppenheimer met with representatives from JLW USA, inspected a representative sample of the properties, interviewed property managers at the properties inspected, examined recent surveys of institutional investors conducted by Cushman & Wakefield, Inc., Real Estate Research Corporation, National Multi-housing Council and the Urban Land Institute, held discussions with institutional investors actively acquiring properties similar to those owned or invested in by the Partnerships, and reviewed such other information and factors as it deemed appropriate.


     Liquidation Analysis--Discounted Cash Flow Analysis--Insured I and Insured
II. Oppenheimer assumed each property owned by Insured I and Insured II was sold as of June 30, 1996. Oppenheimer performed a discounted cash flow analysis of
(i) the present value of the forecasted net operating income after capital expenditures ("Forecasted Cash Flow") from future operations of the properties, and (ii) the present value of the proceeds of sale of the properties at the conclusion of the forecast period. In completing its analysis, Oppenheimer utilized financial and operating forecasts of each property's Forecasted Cash Flow for the period July 1, 1996 to June 30, 2001 and applied discount rates of 10.5% to 13.0% to Forecasted Cash Flow and to forecasted residual value which was based upon capitalizing Forecasted Cash Flow for the period July 1, 2001 to June 30, 2002 at 9.5% to 11.0%. Oppenheimer believes a discounted cash flow analysis provides a basis for estimating what a real estate investor would be willing to pay for a particular property. Oppenheimer then deducted the estimated expenses associated with sale of the properties and with liquidating the Partnerships, including general and administrative expenses. To the resulting range of values, Oppenheimer added the Partnerships' other assets and subtracted its other liabilities.


     Oppenheimer's analysis indicated a range of values for Insured I of $54.5 million to $60.9 million (or $13.63 to $15.23 per Unit) compared to the estimated value of $57.9 million to $64.0 million (or $14.48 to $16.00 per Unit), assuming each Unit is converted into 1.02 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Comparative Company Analysis and an estimated value of $76.8 million to $79.0 million (or $19.20 to $19.75 per Unit), assuming each Unit is converted into 1.02 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis.

     Oppenheimer's analysis further indicated a range of values for Insured II of $14.5 million to $15.8 million (or $14.41 to $15.50 per Unit) compared to the estimated value of $15.5 million to $17.1 million (or $15.50 to $16.99 per Unit), assuming each Unit is converted into 1.08 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Comparable Company Analysis and an estimated value of $20.5 million to $21.1 million (or $20.38 to $20.97 per Unit), assuming each Unit is converted into 1.08 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis.

     Oppenheimer believes the discounted cash flow analysis supports its fairness determination because the implied ranges of values of the Units assuming they are converted into Shares in the Consolidation is within or greater than the implied range of equity value of Insured I and Insured II under the discounted cash flow analysis.

     Liquidation Analysis--Capitalization Rate Valuation Analysis--Summit Preferred. Oppenheimer assumed the Operating Partnerships which own the properties in which Summit Preferred owns a Preferred Equity Investment sold the properties as of June 30, 1996. Oppenheimer applied capitalization rates ranging from 8.75% to 9.75% to each property's Forecasted Cash Flow for the period July 1, 1995 to June 30, 1996 to determine a range of its capitalized value. Oppenheimer believes that a capitalization rate analysis provides a basis for estimating what a real estate investor would be willing to pay for a particular property. Oppenheimer then deducted the estimated expenses associated with sale of the properties and with liquidating the Partnerships, including general and administrative expenses. To the resulting range of values, Oppenheimer added the Partnerships' other assets and subtracted its other liabilities.

     Oppenheimer's analysis indicated a range of values for Summit Preferred of $7.6 million to $8.5 million (or $11.56 to $12.98 per Unit) compared to the estimated value of $8.8 million to $9.7 million (or $13.31 to $14.71 per Unit), assuming each Unit is converted into 0.94 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships--Comparable Company Analysis and an estimated value of $11.6 million to $11.9 million (or $17.65 to $18.16 per Unit), assuming each Unit is converted into 0.94 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships--Discounted Cash Flow Analysis.

     Oppenheimer believes the capitalization rate analysis supports its fairness determination because the implied range of values of the Units assuming they are converted into Shares in the Consolidation is greater than the implied range of equity values of Summit Preferred under the capitalization rate analysis.

     Discounted Cash Flow Analysis--Eagle. Oppenheimer performed a discounted cash flow analysis of the (i) present value of the forecasted interest payments to be received from the properties encumbered by Eagle's Mortgages from July 1, 1996 to June 30, 2001, and (ii) the present value of the principal to be received by Eagle, upon repayment of the Mortgages. Oppenheimer calculated, utilizing the financial forecasts provided by the Related General Partners, the base interest and contingent and additional interest, if any, to be received by Eagle from July 1, 1996 through June 30, 2001 and the estimated amount of principal to be received assuming the properties were sold on June 30, 2001 and the Mortgages were repaid. Oppenheimer then discounted the base interest payments projected to be received by Eagle to present value utilizing discount rates of 6.5% to 11.0%, which Oppenheimer estimated to be the current yield for comparable mortgages having similar maturities and investment characteristics, including debt coverage ratios. Oppenheimer then discounted the contingent and additional interest, if any, projected to be received by Eagle to present value utilizing discount rates of 15.0% to 25.0%, which Oppenheimer estimated to be the current yield requirement for comparable mortgage investments having similar investment characteristics. Oppenheimer discounted the estimated principal to be received by the Partnership to present value utilizing discount rates of 6.5% to 11.0%. Oppenheimer then deducted the estimated expenses associated with liquidating Eagle, including the costs of general and administrative expenses. To the resulting range of values, Oppenheimer added Eagle's other assets and subtracted its other liabilities.

     Oppenheimer's analysis indicated a range of values for the Eagle Partnership of $30.1 million to $31.7 million (or $11.39 to $12.01 per Unit) compared to the estimated value of $33.1 million to $36.5 million (or $12.53 to $13.84 per Unit), assuming each Unit is converted into 0.88 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Comparable Company Analysis and an estimated value of $43.8 million to $45.1 million (or $16.60 to $17.08 per Unit), assuming each Unit is converted into 0.88 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis.

     Oppenheimer believes the discounted cash flow analysis supports its fairness determination because the implied range of values of the Units assuming they are converted into Shares in the Consolidation is greater than the implied range of equity value of Eagle under the discounted cash flow analysis.


     Continuation of the Partnerships--Valuation of the Partnerships on a Continuing Basis. Oppenheimer performed an analysis of the Partnerships assuming the Partnerships continued to operate on an ongoing basis from July 1, 1996 through June 30, 2001.


  Insured I and Insured II. Oppenheimer assumed each property owned by Insured I and Insured II was sold as of June 30, 2001. Oppenheimer calculated (i) the Forecasted Cash Flow from future operations of the properties based on the financial forecasts provided by the Related General Partners and (ii) the proceeds expected to be available from the sale of the properties at the conclusion of the forecast period. In connection with this analysis, Oppenheimer estimated such sales proceeds by capitalizing Forecasted Cash Flow for the period July 1, 2001 to June 30, 2002 at 9.5% to 11.0% for each property.


  Summit Preferred. Oppenheimer assumed the operating partnerships which own the properties in which Summit Preferred owns a preferred equity investment sold the properties as of June 30, 2001. Oppenheimer calculated the Forecasted Cash Flow from (i) future operations of the properties based on the financial forecasts provided by the Related General Partners and (ii) the proceeds expected to be available from the sale of the property at the conclusion of the forecast period. In connection with this analysis, Oppenheimer estimated such sales proceeds by capitalizing Forecasted Cash Flow for the period July 1, 2001 to June 30, 2002 at 8.75% to 9.75% for each property.


  Eagle. Oppenheimer estimated the (i) the interest payments to be received from the properties encumbered by Eagle's Mortgages, and (ii) the Mortgage principal repayment to be received by Eagle assuming the properties encumbered by Eagle's Mortgages were sold on June 30, 2001 and the estimated proceeds utilized to repay the outstanding balances of Eagle's mortgages and any outstanding and accrued interest. In connection with this analysis, Oppenheimer estimated such sales proceeds by capitalizing Forecasted Cash Flow for the period July 1, 2001 to June 30, 2002 at 8.75% to 10.0% for each property.


     In connection with the Continuation of the Partnerships-Valuation of the Partnerships on a Continuing Basis analysis for each of the four Partnerships, Oppenheimer then deducted the projected annual fees due the respective General Partners and the projected general and administrative expenses associated with operating each Partnership on an annual basis for the forecast period from the estimated annual cash available for distribution of the Partnerships, allocated the remainder between the BUC$holders and the General Partners based upon the terms of the respective Partnerships' Partnership Agreements and discounted the projected distributions to Limited Partners to present value utilizing discount rates of 10.5% to 13.5% for Insured I and Insured II 9.0% to 12.0% for Summit Preferred and 8.5% to 11.5% for Eagle. To the resulting range of value, Oppenheimer added the estimated present value, as of June 30, 1996, of each Partnerships' other assets and subtracted the estimated value, as of June 30, 1996, of each Partnerships' other liabilities.


     Oppenheimer's analysis indicated an implied range of present values for Insured I of $11.77 to $13.22 per Unit compared to the estimated value per Unit of $14.48 to $16.00, assuming each Unit is converted into 1.02 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Comparative Company Analysis and an implied range of present values per Unit of $19.20 to $19.75, assuming each Unit is converted into 1.02 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis. Oppenheimer's analysis indicated an implied range of present values for Insured II of $13.91 to $15.46 per Unit compared to the estimated value per Unit of $15.37 to $16.99, assuming each Unit is converted into 1.08 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company-- Comparable Company Analysis and an implied range of present values per Unit of $20.38 to $20.97, assuming each Unit is converted into 1.08 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis.

     Oppenheimer's analysis also indicated an implied range of present values for Summit Preferred of $12.12 to $13.56 per Unit compared to the estimated value per Unit of $13.31 to $14.71, assuming each Unit is converted into 0.94 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Comparable Company Analysis and an implied range of present values per Unit of $17.65 to $18.16, assuming each Unit is converted into 0.94 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis.

     Oppenheimer's analysis also indicated an implied range of present values for Eagle of $11.27 to $12.57 per Unit compared to the estimated value per Unit of $12.52 to $13.84, assuming each Unit is converted into 0.88 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Comparative Company Analysis and an implied range of present values of $16.60 to $17.08, assuming each Unit is converted into 0.88 Shares of the Company and each Share is valued as determined by utilizing the methodology described below at Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis.

     Oppenheimer believes this analysis supports its fairness determination because the implied range of values of the Units in each Partnership assuming they are converted into Shares in the Consolidation for each Partnership is greater than the implied range of equity values for such Units assuming the continuation of the Partnerships.


     Valuation of the Company--Consolidation of the Partnerships into the Company--Comparative Company Analysis. Oppenheimer assumed the Consolidation occurred as of July 1, 1996. As consummation of the Consolidation is conditioned upon, among other things, minimum participation in the Consolidation by Insured I and either Insured II or Eagle, Oppenheimer developed a matrix of the various combinations which could occur so as to achieve the minimum participation required to complete the Consolidation, in addition to considering the Consolidation assuming all four Partnerships participated. Oppenheimer utilized the business plans and projections of future operations of the Company prepared by the Related General Partners to estimate the value of the Company. Oppenheimer reviewed the determination of funds from operations ("FFO") per Share developed by the Related General Partners and reflected in their financial forecasts and business plan.(1) Such forecasts give effect to the reduction in fees and the increased interest in the Company to be owned by the Shareholders due to the withdrawal of the P-B General Partner as a general partner of the Partnerships.

     Oppenheimer derived ranges of values for the Shares by applying estimated FFO per Share of the Company upon consummation of the Consolidation for the fiscal year ended June 30, 1998, the first stabilized fiscal year occurring after implementation of the Company's business plan to the corresponding range of FFO multiples(2) for certain publicly-traded companies that Oppenheimer considered comparative to the Company (the "Comparative Companies"). The Comparative Companies represented 16 REITs which focused on ownership of retail properties because the properties to be owned by the Company upon consummation of the Consolidation predominantly will be retail properties.(3) Because of such predominance, Oppenheimer did not consider it appropriate to utilize as Comparative Companies REITs engaged principally in the ownership of other types of properties. The per share FFO estimates and FFO multiples for the Comparative Companies were based on average First Call FFO estimates for calendar year 1997, the last period for which such estimates were currently available.(4) In calculating the FFO multiples for the selected period, the September 16, 1996 closing stock prices of the Comparative Companies were used. Based on this analysis, Oppenheimer allocated to each Partnership the number of shares of the Company each Partnership would receive based upon the allocation percentages utilized by the Related General Partners. Oppenheimer observed that the FFO multiples for the Comparative Companies for the year ended December 31, 1997 ranged from 7.9x to 12.0x.

--------------

(1) FFO (as defined by the National Association of Real Estate Investment Trusts ("NAREIT") is calculated as net income (loss) adjusted for depreciation expense attributable to real property, amortization expense attributable to capitalized leasing costs, tenant allowances and improvements, gains on sales of real estate investments and extraordinary and nonrecurring items. REITs generally consider FFO to be a useful measure of the operating performance of an equity REIT because, together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures. FFO does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of a REIT's operating performance or to cash flows as a measure of liquidity. FFO does not measure whether cash flow is sufficient to fund all of a REIT's cash needs, including principal amortization, capital improvements and distributions to shareholders. FFO also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP. Further, not all REITs utilize NAREIT's definition of FFO.

(2) The FFO multiples are derived by multiplying (i) the projected FFO (using the NAREIT definition) on a per share basis by (ii) the share price of the given REIT at the date of the analysis. Oppenheimer believes that FFO is the primary measure of profitability used in the REIT industry.


(3) The Comparative Companies are as follows: Alexander Haagen Properties, Bradley Real Estate, Inc., Burnham Pacific Properties, Commercial Net Lease Realty, Developers Diversified Realty, Excel Realty Trust, Inc., Federal Realty Investment, IRT Property Company, JDN Realty Corp., Kranzco Realty Trust, Mark Centers Trust, Price REIT, Inc., Realty Income Corporation, Regency Realty Corp., Saul Centers, Inc. and Western Investment.

(4) First Call is a financial services company which provides estimates of per share FFO for selected REITs. The First Call estimates are derived by polling equity research analysts for FFO estimates of the REITs they follow. Average First Call estimates represent the mean of these estimates.

     Based on the foregoing, Oppenheimer estimated a range of values of the Shares, assuming the various combinations which could occur in the Consolidation so as to achieve the minimum participation, in addition to considering the Consolidation assuming all four Partnerships participate therein, of $13.45 to $14.87. BUC$holders should be aware that estimates of values of the Shares are not intended and should not be construed as a prediction of estimate as to the trading price of the Shares upon consummation of the Consolidation. It is likely that, at least during the immediate period following the completion of the Consolidation, that the Shares will trade below the estimated ranges of values.

     Valuation of the Company--Consolidation of the Partnerships into the Company--Discounted Cash Flow Analysis. Oppenheimer analyzed the Company on a consolidated basis based upon a discounted cash flow analysis utilizing projections of FFO and cash distributions prepared by the Related General Partners for the period July 1, 1996 through June 30, 2002. Oppenheimer derived a range of per share values for the Company by calculating the present value of projected cash distributions and a terminal equity value. Oppenheimer assumed a range of discount rates of 9.5% to 10.5% for the projected cash distributions of the Company which Oppenheimer believes appropriately reflects the risks inherent in the ownership of the Company's Shares. Terminal equity values were calculated using projected FFO for the period July 1, 2001 to June 30, 2002 and terminal FFO multiples of 9.5x to 10.5x, with the resulting range of values discounted to present value at discount rates ranging from 9.5% to 10.5%. Based on the foregoing, Oppenheimer estimated a range of value for the Shares, assuming the various combinations which could occur in the Consolidation so as to achieve the minimum participation, in addition to considering the Consolidation assuming all four Partnerships participate therein, of $17.84 to $18.35.


     Allocation of Shares in the Consolidation. In assessing the fairness of the allocation of Shares of the Company among each of the Partnerships, Oppenheimer observed that, assuming all Partnerships participated in the Consolidation, the Shares will be allocated as follows: Insured I 50.28%; Insured II 13.42%; Summit Preferred 7.60%; and Eagle 28.70%. In the following analysis, Oppenheimer utilized the aggregate values of each Partnership determined above under Liquidation Analysis--Discounted Cash Flow Analysis--Insured I and Insured II, Capitalization Rate Valuation Analysis--Summit Preferred and Discounted Cash Flow Analysis--Eagle, as applicable, to determine a range of allocation percentages of the Shares among the Partnerships and compared such range with the allocation percentages being utilized by the Related General Partners to allocate Shares among each of the Partnerships.


     Insured I. Oppenheimer compared the percentage of Shares to be allocated to Insured I to the range of percentages determined by (i) comparing the low end of the range of values for Insured I to the total of the low end of the range of values for Insured I and the high end of the combined range of values for Insured II, Summit Preferred and Eagle (which amounts to 49.4%) and (ii) comparing the high end of the range of values for Insured I to the total of the high end of the range of values for Insured I and the low end of the combined range of values for Insured II, Summit Preferred and Eagle (which amounts to 53.86%). Oppenheimer believes that this analysis supports its opinion that the allocation of Shares to Insured I is fair to the BUC$holders of Insured I from a financial point of view because the percentage of Shares allocated to Insured I by the Related General Partners (which amounts to 50.28%) is within the range of the percentages determined by Oppenheimer in the above analysis.

     Insured II. Oppenheimer compared the percentage of Shares to be allocated to Insured II to the range of percentages determined by (i) comparing the low end of the range of values for Insured II to the total of the low end of the range of values for Insured II and the high end of the combined range of values for Insured I, Summit Preferred and Eagle (which amounts to 12.53%) and (ii) comparing the high end of the range of values for Insured II to the total of the high end of the range of values for Insured II and the low end of the combined range of values for Insured I, Summit Preferred and Eagle (which amounts to 14.46%). Oppenheimer believes that this analysis supports its opinion that the allocation of Shares to Insured II is fair to the BUC$holders of Insured II from a financial point of view because the percentage of Shares allocated to Insured II by the Related General Partner (which amounts to 13.42%) is within the range of the percentages determined by Oppenheimer in the above analysis.

     Summit Preferred. Oppenheimer compared the percentage of Shares to be allocated to Summit Preferred to the range of percentages determined by (i) comparing the low end of the range of values for Summit Preferred to the total of the low end of the range of values for Summit Preferred and the high end of the combined range of values for Insured I, Insured II and Eagle (which amounts to 6.56%) and (ii) comparing the high end of the range of values for Summit Preferred to the total of the high end of the range of values for Summit Preferred and the low end of the combined range of values for Insured I, Insured II and Eagle (which amounts to 7.93%). Oppenheimer believes that this analysis supports its opinion that the allocation of Shares to Summit Preferred is fair to the BUC$holders of Summit Preferred from a financial point of view because the percentage of Shares allocated to Summit Preferred by the Related General Partner (which amounts to 7.60%) is within the range of the percentages determined by Oppenheimer in the above analysis.


     Eagle. Oppenheimer compared the percentage of Shares to be allocated to Eagle to the range of percentages determined by (i) comparing the low end of the range of values for Eagle to the total of the low end of the range of values for Eagle and the high end of the combined range of values for Insured I, Insured II and Summit Preferred (which amounts to 26.13%) and (ii) comparing the high end of the range of values for Eagle to the low end of the total of the high end of the range of values for Eagle and the combined range of values for Insured I, Insured II and Summit Preferred (which amounts to 29.28%). Oppenheimer believes that this analysis supports its opinion that the allocation of Shares to Eagle is fair to the BUC$holders of Eagle from a financial point of view because the percentage of Shares allocated to Eagle by the Related General Partner (which amounts to 28.70%) is within the range of the percentages determined by Oppenheimer in the above analysis.

     Oppenheimer has analyzed, but did not give significant weight to, the trading history of Insured I, Insured II, Summit Preferred, and Eagle which trade in the informal secondary market for limited partnership interests.

     Conclusions. Based on the foregoing analysis, and subject to the assumptions, limitations and qualifications noted above and in their Fairness Opinion, Oppenheimer concluded that the Consolidation, including the allocation of Shares among the Partnerships, is fair from a financial point of view, to the BUC$holders of the Partnerships assuming 100% Participation and all other combinations of Participating Partnerships (including the Minimum Participation scenarios).

Appraisals


     General. JLW USA was engaged by the Partnerships to prepare appraisals utilizing the letter of value format (the "Appraisals") for each of the real properties underlying the real estate related assets of the Partnerships and has delivered letters of value which set forth summaries of its analysis, based upon the review, analysis, scope and limitations described therein, as to the fair market value of the Partnerships' portfolios as of October 1, 1995. The Appraisals were prepared in connection with a valuation of the real properties for purposes of complying with ERISA requirements and for use in connection with the Partnerships' 1995 audit of their financial statements. The Appraisals were certified by an MAI Appraiser. The Appraisals with respect to the retail properties were updates of appraisals prepared in January 1995 by JLW USA. The Related General Partners determined not to obtain new appraisals or update the Appraisals, based on their belief that the Appraised Value of the Partnership's real estate related assets has not changed materially since October 1, 1995 and the cost of obtaining new appraisals or updating the Appraisals. A summary of the Appraisals is attached as Appendix B (the "Appraisal Summary").


     The Partnerships selected JLW USA to provide the Appraisals because of its experience and reputation in connection with real estate assets. JLW USA has substantial experience and expertise in assessing the value of real estate and preparing real estate appraisals, having prepared real estate appraisals for over 20 years. In addition to valuation, JLW USA provides services to the investment community that include investment research and consulting, property management, leasing, investment sales and acquisitions as well as hospitality and leisure consulting services. The Related General Partners and the Partnerships have agreed to indemnify JLW USA against certain liabilities arising out of JLW USA's engagement to prepare and deliver the Appraisals. Upon consummation of the Consolidation, Participating Partnerships' indemnity obligations will be obligations of the Company pursuant to an indemnification agreement between the Company and JLW USA. The Related General Partners have relied, in part, upon these Appraisals to determine the Adjusted Net Asset Values.

     The Appraisals, which contain a description of the assumptions and limiting conditions made, matters considered and limitations on the review and analysis, will be made available for inspection during normal business hours at the offices of the Related General Partners upon not less than two business days' prior written notice to the Related General Partners and should be read in their entirety. Certain of the material assumptions, qualifications and limitations to the Appraisals are described below.

     Methodology. Each Appraisal was prepared utilizing the letter of value format to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines for the preparation of a restricted report. The purpose of each Appraisal was to establish the current market value of each real property of the Partnerships as of October 1, 1995. Each Appraisal was based upon the appraiser's analysis of the real property's income through discounted cash flow and/or direct capitalization techniques, supported by comparable sales. A cost approach was not undertaken. For purposes of their undertaking, JLW USA has defined "Market Value" pursuant to USPAP guidelines, as the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably and assuming the price is not affected by any undue stimulus. Implicit in this definition is the consummation of a sale as of a date and the passing of title from seller to buyer under conditions whereby:

  (i)   buyer and seller are typically motivated;

  (ii) both parties are well informed or well advised and are acting in what they consider their best interest;

  (iii) a reasonable time is allowed for exposure in the open market;

  (iv) payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

  (v) the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Summary of Analysis. As noted in the Appraisal Summary attached as Appendix B, in conducting the appraisals, representatives of JLW USA originally performed site inspections for each shopping center property (Insured I and II) in December 1994 and, at that time, also reviewed financial information provided by, and made other inquiries of, the Related General Partners as it deemed appropriate. In September 1995, in order to update the 1994 letters of value, representatives of JLW USA reviewed the previous analysis used in preparing the 1994 letters of value and analyzed updated rent rolls, recent leases, current operating budgets and capital expenditures. JLW USA representatives also interviewed property management personnel and updated its market research as well as its investment sales transaction data base of capitalization rates and discount rates. The valuation methodology, as outlined below, used for the October 1, 1995 updated appraisals was not changed from that which was used in December 1994 and the properties were not reinspected.

     With respect to the multi-family properties (Eagle and Summit Preferred), which were appraised for the first time as of October 1, 1995, JLW USA representatives performed inspections of each of the residential properties and their surrounding neighborhoods. JLW USA representatives also analyzed each property's rent roll income and expense statement as well as its capital budget. JLW USA then prepared a pro forma income and expense statement for each property.

     Pursuant to the terms of its engagement letters with the Partnerships, JLW USA estimated the value of the shopping centers (Insured I and II) based on the income approach using the discounted cash flow methodology and supported this methodology, where possible, by using direct sales comparisons. In the case of the apartment portfolios (Eagle and Summit Preferred), the income approach was also utilized but was based upon the direct capitalization methodology which was again supported, where possible, by direct sales comparisons.

     The discount rates, direct capitalization rates and/or terminal capitalization rates utilized in each of the Appraisals were determined by referring to investor surveys including the Korpacz Real Estate Investor Survey for the second quarter of 1995 as well as JLW USA's discussions with the relevant investor audience at that time. The selected discount and capitalization rates reflected the strength of a property and its tenancy, current market conditions, historical operating performance and future potential of a property as well as other relevant economic and demographic considerations.


     Shopping Centers


     Set forth for each shopping center property are (i) the terminal capitalization rates and (ii) the discount rates utilized by JLW USA in its Appraisals together with the indicated conclusion of value as of October 1, 1995:

Summit Insured I and II

                                                                             Terminal
                                                              Discount     Capitalization
Property                      Location                         Rate            Rate           Value
---------------------------   -----------------------------   ----------   ---------------   -----------
    Cactus Village            Phoenix, Arizona                  12.50%          10.00%       $3,600,000
    Forest Park Plaza         Cincinnati, Ohio                  11.00%           9.50%        6,600,000
    Hickory Plaza             Nashville, Tennessee              11.50%          10.00%        4,700,000
    Highland Fair             Gresham, Oregon                   11.50%          10.00%        5,400,000
    Kokomo Plaza              Kokomo, Indiana                   11.50%          10.00%        5,100,000
    Mountain Park Plaza       Roswell, Georgia                  12.50%          10.30%        5,100,000
    Mountain View Village     Snellville, Georgia               11.50%          10.00%        7,100,000
    Pablo Plaza               Jacksonville Beach, Florida       12.50%          11.00%        7,200,000
    Rolling Hills             Tucson, Arizona                   12.00%          10.30%        5,100,000
    Southaven                 Southaven, Mississippi            11.50%          10.00%        5,500,000
    Town West                 Indianapolis, Indiana             11.50%          10.00%        3,700,000
    Westbird                  Miami, Florida                    11.50%          10.00%        8,100,000
    Winery Square             Fairfield, California             12.00%          11.00%       10,400,000
    Applewood Center          Omaha, Nebraska                   11.10%           9.50%        6,600,000

     The discounted cash flow methodology utilized by JLW USA in valuing the retail properties measures the present value of projected income flows and the reversion value of a property sale at the end of a ten-year holding period. In certain instances, the holding period was extended beyond ten years in order to capitalize a stabilized income stream. For each retail property, income and expenses were estimated and projected over the holding period. Market rents and expenses were assumed to grow at an annual rate of 4.0%. Gross rental income was determined based upon current leases in place (current rent roll). Effective gross income was calculated by deducting from the gross rental income a vacancy allowance equivalent to 5.0% and an average downtime allowance between lease expirations generally equivalent to 2-3 months of gross rent. Cash flow projections accounted for the estimated costs associated with leasing as well as a reserve for replacement generally of $.10/square foot of rentable area. Leasing costs, including tenant improvement allowances and commissions, were forecasted based on the tenant expiration schedule. JLW USA's estimate of net operating income was calculated by taking the difference between the effective gross income and estimated operating expenses.


     The present value of the cash flows and the reversions was determined using discount rates ranging between 11.00% and 12.50%. The reversions at the end of the holding period were calculated by applying a terminal capitalization rate to the following year's net operating income and deducting a disposition cost of 3.00%.

     Apartment Complexes

     Set forth below for each multi-family property are (i) the net operating income for the twelve-month period ended October 1, 1996 and (ii) the direct capitalization rate utilized by JLW USA in its Appraisals together with the indicated conclusion of value as of October 1, 1995:

              Eagle Insured L.P. and Summit Preferred Equity L.P.

                                                                    Direct
                                               Net Operating     Capitalization
Property           Location                       Income             Rate            Value
----------------   -------------------------   ---------------   ---------------   ------------
Cross Creek        Mathews, North Carolina       $1,723,000         9.25%          $18,600,000
Weatherly Walk     Fayetteville, Georgia            802,000         9.25%           8,700,000
Woodgate Manor     Gainesville, Florida             542,620         9.50%           5,700,000
Pinehurst          Kansas City, Missouri            498,000         9.25%           5,400,000
Chateau Creste     Tacoma, Washington               386,281         9.25%           4,200,000

     The direct capitalization methodology utilized by JLW USA in valuing the multi-family properties estimates the value of a property by applying a direct capitalization rate (or going-in rate) to the first year's net operating income, in effect capitalizing a stabilized level of income in perpetuity. Capitalization rates were determined by referring to recently published investor surveys and where possible were supported by comparable sales in the local marketplace. In general, a direct capitalization rate of 9.25% was applied to JLW USA's estimate of net operating income for the twelve-month period commencing October 1, 1995. A slightly higher capitalization rate of 9.50% was utilized for Woodgate Manor given the fact that it is a relatively older property. JLW USA's estimate of net operating income was derived from the difference between effective gross income and estimated operating expenses. Effective gross income was determined by deducting from the gross rental income a 5.0% vacancy allowance. Gross rental income was determined based upon current leases in place. Net operating income estimates were net of normalized operating expenses and appropriate replacement reserves.

     Conclusions as to Value. Based on the valuation methodology described above, JLW USA assigned a value to each of the real properties underlying the real estate assets of each Partnership, the aggregate amounts of which for each Partnership are set forth in the following table:

Partnerships             Aggregate Property Value Conclusion
----------------------   ------------------------------------
Insured I                            $67,400,000
Insured II                            16,800,000
Summit Preferred                       9,600,000
Eagle                                 33,000,000


     Assumptions, Limitations and Qualifications of Appraisals. JLW USA utilized certain assumptions to determine the Appraised Value of the real properties in which the Partnerships have a direct or indirect interest under the income approach. Specifically, JLW USA was not responsible for, unless otherwise stated in the Appraisals, verifying or confirming: (a) that title to the property was good and marketable; (b) that the property was free and clear of any and all liens or encumbrances, unless otherwise stated; (c) responsible ownership and competent property management of each such property; (d) the accuracy of information furnished by others in connection with preparing the Appraisals; (e) the accuracy of engineering studies relied upon in connection with the preparation of the Appraisals; (f) that there were no hidden or unapparent conditions of the property, subsoil or structures that would render it more or less valuable; (g) the property was in full compliance with all applicable federal, state, and local environmental regulations and laws, unless the lack of compliance was stated, described, and considered in the Appraisals; (h) that the property conformed to all applicable zoning and use regulations and restrictions, unless a nonconformity was identified, described and considered in the appraisal report; (i) that all required licenses, certificates of occupancy, consents, and other legislative or administrative authority from any local, state, or national government or private entity or organization have been or can be obtained or renewed for any use on which the value estimate contained in each such Appraisal was based; (j) that the use of the land and improvements is confined within the boundaries or property lines of the property described and that there was no encroachment or trespass, unless noted in each such Appraisal; and (k) the non-existence of hazardous materials, which may or may not be present on the property; provided, however, that JLW USA has no knowledge of the existence of such materials on or in the property (JLW USA is not qualified to detect such substances, however, the presence of substances such as asbestos, urea-formaldehyde foam insulation, and other potentially hazardous materials may affect the value of the property. The value estimated for each property was predicated on the assumption that there is no such material on or in the property that would cause a loss in value). In addition, JLW USA was not responsible for providing a compliance survey and analysis or otherwise determining whether or not each property complies with the various detailed requirements of the Americans with Disabilities Act ("ADA").


     The Appraisals reflect JLW USA's opinion as of October 1, 1995 of the real properties in which the Partnerships have a direct or indirect interest in the context of the information available on such date. Events occurring after October 1, 1995 and before the Closing of the Consolidation could affect the real properties or assumptions used in preparing the Appraisals. JLW USA has no obligation to update the Appraisals on the basis of subsequent events. In rendering its opinion, JLW USA relied, without independent verification, on the accuracy and completeness of all financial and other information contained in this Solicitation Statement or that was otherwise publicly available or furnished or otherwise communicated to JLW USA. In connection with preparing the Appraisals, JLW USA was not engaged to, and consequently did not, prepare any written report or compendium of its analysis for internal or external use other than the letters of value which summarize its analysis as of October 1, 1995. JLW USA will not deliver any additional written summary of the analysis other than the Appraisal Summary attached as Appendix B which was prepared specifically for inclusion in this Solicitation Statement in order to comply with disclosure requirements under certain governmental rules and regulations.

Compensation and Material Relationships

     The Related General Partners will pay Oppenheimer aggregate fees of $146,500 (including legal expenses subject to a maximum of $50,000) to prepare the Fairness Opinion and the Partnerships paid JLW USA $54,800 in 1995 for preparing the Appraisals in connection with the Partnership's year-end audits, portfolio valuation requirements under ERISA and for other internal purposes. In addition, Oppenheimer is entitled to reimbursement for reasonable travel and out-of-pocket expenses incurred in making site visits and preparing the valuations. Both Oppenheimer and JLW USA are entitled to indemnification against certain liabilities, including certain liabilities under federal securities laws from the Partnerships, the Company and the Related General Partners.

     Oppenheimer was retained by Class Counsel, but will be paid by the Related General Partners. The fees were negotiated between the Related General Partners and each of Oppenheimer and JLW USA and payment thereof is not dependent upon completion of the Consolidation or the conclusions reached in the Fairness Opinion or the Appraisals.

     Oppenheimer was also engaged by Class Counsel to provide a fairness opinion in connection with a consolidation transaction involving three other limited partnership sponsored by affiliates of Related and Prudential. The aggregate cost of these fairness opinions, including the Fairness Opinion to be provided in connection with the Consolidation (including fees and expenses), is expected to total $550,000. The cost of the Fairness Opinion allocated to the Company is in proportion to the aggregate Adjusted Net Asset Value of the Partnerships and the aggregate adjusted net asset value of the limited partnerships that are the subject of the other consolidation transaction. Oppenheimer has not provided any other services to the Related General Partners or the Partnerships during the past two years.

     JLW USA has been engaged from time to time by Related and its affiliates to perform appraisal services. In the past two years, neither Related nor its affiliates have retained JLW USA to perform appraisal services other than the Appraisals and the original appraisals which were updated by the Appraisals. Related and its affiliates do not engage JLW USA exclusively for appraisal services and all prior engagements of JLW USA have been at an arms-length basis after considering bids from two or more qualified appraisers. Over the past two years, Related has paid JLW USA fees aggregating approximately $60,000.

   COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE
                                  PARTNERSHIPS

     In the Consolidation, all Participating BUC$holders will be issued Common Stock in exchange for their Units. The effect of the Consolidation, therefore, for the Participating BUC$holders, is to convert their Units into Shares. Due to the inherent differences in form, the change in structure from a partnership to a corporation will result in certain differences in the scope and operation of the Participating Partnerships' current businesses and in the interests of the BUC$holders. In addition, the Participating Partnerships have certain features and characteristics which are different from those which will exist in the Company.

     The rights of BUC$holders are governed by the Delaware Partnership Law and by the respective Partnership Agreements of the Participating Partnerships. The rights of the Company's Stockholders will be governed by the Maryland GCL and the Charter and Bylaws.

                 UNITS                                  SHARES
                ------                                  -------

                               Form of Organization

Each of the Partnerships is a limited       The Company was organized as a
partnership formed under the Delaware       corporation under the Maryland GCL.
Partnership Law. Each Partnership has       The Company intends to qualify as a
been treated as a partnership for           REIT under the Code.
federal income tax purposes.

                                    Business

The Partnership Agreements generally     The Company will own a diversified
limit the business of the Partnerships   portfolio of participating FHA insured
to investment in existing, improved      mortgages and retail and residential
shopping center properties (Insured I    properties. The Company anticipates
and Insured II), operating               acquiring additional assets comprising
partnerships that own residential        a diversified portfolio of retail and
garden apartment complexes (Summit       residential properties and
Preferred) and participating FHA         participating FHA insured and
insured and co-insured mortgages         co-insured mortgages in a manner which
(Eagle). In some cases the Partnership   is generally consistent with the
Agreements prohibit investments in       procedures followed by the
certain types of assets. The             Partnerships. However, based upon
Partnerships are organized to hold       current market conditions, the Advisor
only a fixed pool of assets for a        anticipates that the Company's
limited time period. The Partnership     acquisition strategy will initially
Agreements do not permit the             focus on direct equity investments in
Partnerships to raise new capital. The   retail properties and in particular
Partnership Agreements permit the        shopping centers. In addition, the
Partnerships to invest in mortgages      Advisor believes that the greatest
on, or lend to, developments owned or    growth opportunities will come from
acquired by affiliates of Related        purchasing properties which need
(Eagle) and generally do not permit      redevelopment and repositioning rather
the Partnerships to invest in or         than purchasing only new or recently
acquire properties owned by affiliates   improved properties as the
of Related (Insured I, Insured II and    Partnerships have done in the past.
Summit Preferred).                       Such focus may change based on future
                                         market conditions and other factors.


                                         Certain of the powers and limitations
                                         with respect to the real estate
                                         operations conferred in the Partnership
                                         Agreements will not be applicable to
                                         the business activities of the Company.
                                         The Company may be able to take
                                         advantage of financing opportunities
                                         that may not be available to the
                                         Partnerships. Further, the Company may
                                         use forms of financing which the
                                         Partnerships did not use. For example,
                                         the Charter and Bylaws permit the
                                         Company to issue securities in exchange
                                         for properties or other assets of the
                                         Company. Additional capital may be
                                         raised through all available sources,
                                         including additional equity financing,
                                         borrowing from banks, institutional
                                         investors, public and private debt
                                         markets or other financing vehicles
                                         which will be dependent upon the equity
                                         and debt market conditions, interest
                                         rates and other factors including the
                                         Company's policy on limiting debt. Many
                                         of these additional forms of financing
                                         also expose the Company to additional
                                         risks which do not exist with respect
                                         to the Partnerships, including the risk
                                         of default and foreclosure on any
                                         assets securing debt.

                                         The Charter also permits the Company to
                                         engage in any lawful act or activity
                                         for which corporations may be formed
                                         under the laws of the State of
                                         Maryland, which includes any act or
                                         activity required to permit the Company
                                         to acquire and own a diversified
                                         portfolio of retail and residential
                                         properties and participating FHA
                                         insured and co-insured mortgages.
                                         Unlike certain of the Partner-
                                         ships (Summit Preferred), the Company
                                         may directly invest in multi-family
                                         residential properties (in addition to
                                         indirect investment through operating
                                         partnerships that hold such
                                         investments).

                                         The Company is not currently permitted
                                         to acquire or invest in properties
                                         owned by affiliates of Related but may
                                         make loans to properties or
                                         developments owned or acquired by
                                         affiliates of Related under certain
                                         circumstances.

Joint Ventures and similar business      Joint Ventures and similar business
ventures are permitted under the         ventures are permitted under the
Partnership Agreements under certain     Charter, provided that the Company owns
specified parameters.                    a majority interest or otherwise has
                                         veto rights over, or control of, major
                                         decisions.

Partnership Agreements are silent as     The Company will be specifically
to Partnerships' authority to provide    permitted to make forward loan
forward loan commitments to              commitments to take advantage of
prospective borrowers.                   additional fees that can be earned by
                                         the Company.

The Company will have broader business opportunities than the Partnerships, as well as access to additional financing opportunities which are currently not available to the Partnerships. Inherent in such financing opportunities are certain risks which may not presently exist in the case of the Partnerships.

                             Duration of Existence

The Partnership Agreements provide       In accordance with the Maryland GCL
that the Partnerships may exist for      and the Charter, the Company will
original terms ranging from 34 to 40     continue its existence indefinitely.
years and that the Partnerships have a   The Company has no present intention
limited existence. In furtherance of     to sell a substantial number of
this objective the Partnership           assets. The Company currently does not
Agreements generally provide that the    have any restrictions on reinvesting
proceeds from the sale, financing,       funds after the sale of an original
refinancing or other disposition of      investment other than those required
any property or the repayment of         to maintain the Company's REIT status.
mortgage loans owned by the respective   Therefore, the Company believes that
Partnerships will not be reinvested      it will be in a position to take
but will be distributed to the           advantage of economic opportunities as
BUC$holders to the extent such           they are presented. Because the
proceeds exceed the respective           Company currently does not have any
Partnership's other cash requirements.   restrictions on the reinvestment of
If market conditions permit, the         funds (other than the debt limit),
Partnerships intend to hold their        Stockholders assume the risk of such
respective investments for original      reinvestment and will not be entitled
periods ranging from 10 to 12 years,     to an immediate distribution from
although the assets could be sold        sale, financing, refinancing or
earlier if economic conditions permit    mortgage repayment proceeds.
or later at the discretion of the
respective General Partners based upon   If the Advisory Agreement: (a) is
their assessment of prevailing           still in effect prior to the fourth
economic factors.                        anniversary of the Effective Date, the
                                         Company may be dissolved only with the
                                         recommendation of the Advisor and a
                                         Majority Vote of Stockholders; (b) is
                                         still in effect after the fourth
                                         anniversary of the Effective Date, the
                                         Company may be dissolved (i) upon the
                                         recommendation of the Advisor and a
                                         Majority Vote of Stockholders or (ii)
                                         upon a two-thirds vote of
                                         Stockholders; and (c) is not in effect
                                         at any time after the Effective Date,
                                         the Company may be dissolved upon a
                                         Majority Vote of Stockholders. See
                                         "MANAGEMENT--Summary of the Advisory
                                         Agreement."

  The Partnership Agreements provide for the dissolution of the Partnerships after a specified number of years, whereas the Charter provides for perpetual existence. Upon completion of the Consolidation, Participating BUC$holders will not be entitled to an immediate distribution of liquidation or disposition proceeds.

                       Investment Objectives and Policies

The principal investment objectives of   The investment objectives of the
the Partnerships are similar: to         Company are to provide distributions
preserve invested capital, to maximize   and the potential for capital
the potential for appreciation in the    appreciation as reflected in the
value of their real estate assets and    market price of the Common Stock, and
to provide for cash distributions        to expand the capital and asset base
throughout a finite life.                of the Company.

Under the Partnership Agreements, the    The Company intends to continue its
Partnerships are not permitted to        operations for an indefinite period of
reinvest cash from sales in new          time and is not precluded from raising
properties or other assets, except       new capital through the issuance of
during a prescribed period which has     equity securities, including senior
expired. The Partnerships will           securities with priority over the
automatically dissolve at varying        Common Stock as to cash flow,
times between the years 2011 and 2040,   distributions and liquidation
unless dissolved earlier. The            proceeds, or from reinvesting cash
Partnerships have no present intention   flow or sale or financing proceeds in
to liquidate or to sell or finance       new properties or other assets, except
their properties.                        to the extent such reinvestment
                                         precludes the Company from satisfying
Under the Partnership Agreements, the    the REIT distribution requirements.
General Partner may alter the            Therefore, Stockholders have the
investment objectives and policies of    ability to liquidate their investment
each Partnership only after obtaining    only by selling their Shares in the
a majority vote of BUC$holders (i) to    market, and the market value of the
alter such investment objectives and     Shares may never equal or exceed the
policies (Insured I, Insured II and      market value of the Company's assets
Eagle), and (ii) to amend the            or the net proceeds which may be
Partnership Agreement to reflect the     available for distribution upon
alteration of the Partnership's          liquidation if the Company were to
existing investment objectives and       liquidate. The Company has the
policies (Summit Preferred).             potential for acquiring new assets and
                                         increasing Stockholder value as such
                                         new investments are made.

                                         The Board of Directors may alter the
                                         Company's investment objectives and
                                         policies without the vote of
                                         Stockholders if, in their sole
                                         discretion, they determine in the
                                         future that such a change is in the
                                         best interests of the Company and its
                                         Stockholders. In this regard, the
                                         Independent Directors will have the
                                         power to permit the Company to invest
                                         in or acquire properties from
                                         affiliates of Related.

BUC$holders who become Stockholders will be able to liquidate their investment by selling their Shares in the market. The interest of Stockholders in the Company can be diluted through the issuance of additional securities, including securities that have priority over the Common Stock as to cash flow, distributions and liquidation proceeds. The Company's Board of Directors may change the investment policies of the Company without a vote of the Stockholders.

                               Borrowing Policies

Summit Preferred and Eagle are not       The Charter limits aggregate
authorized to incur borrowings, and      indebtedness (whether secured or
Insured I and Insured II are             unsecured) to 50% of the Company's
restricted in the amount and nature of   Total Market Value (measured at the
borrowings.                              time any additional debt is incurred).
                                         The Charter does not limit the portion
                                         of the permitted debt that may bear
                                         interest at a fixed rate, or at a
                                         variable rate. An increase in debt may
                                         increase the risk of default on the
                                         Company's obligations and may reduce
                                         the cash flow available for
                                         distribution as a result of
                                         fluctuations in the interest rates
                                         applicable to indebtedness of the
                                         Company. Upon consummation of the
                                         Consolidation, the Company's
                                         indebtedness is anticipated to
                                         represent 7.8% of the Company's Total
                                         Market Value.

BUC$holders who become Stockholders will have invested in an entity that may incur debt in the ordinary course of business and that reinvests proceeds from borrowings. The incurrence of debt increases the risk of investment.

                                   Management

The Partnerships are managed by the      The business and affairs of the
General Partners, which have exclusive   Company are managed under the
authority over the Partnerships'         direction of a Board of Directors
operations, subject to certain           elected by the Stockholders. Under the
limitations provided in the              Maryland GCL, the directors are
Partnership Agreements. Under Delaware   required to perform their duties in
Partnership law, the General Partners    good faith, in a manner reasonably
are accountable to the Partnerships as   believed to be in the best interests
fiduciaries and consequently are         of the Company and with such care as
required to exercise good faith and      an ordinarily prudent person in a like
integrity in all their dealings with     position would use under similar
respect to Partnership affairs. The      circumstances. The Maryland GCL, the
limited partners may not participate     Charter and Bylaws include provisions
in management of the Partnerships,       that (i) limit the liability of its
other than voting on the sale of all     directors and officers to the Company
assets or other limited matters. The     and the Stockholders for money damages
General Partners have general            in most circumstances, (ii) in certain
liability for all partnership            circumstances obligate the Company, to
obligations, other than those that are   the maximum extent permitted by
non-recourse (which includes mortgage    Maryland law, to indemnify and to pay
debt, if any). The Partnership           or reimburse reasonable expenses to a
Agreements provide generally that the    director or officer of the Company in
General Partners are indemnified from    advance of final disposition of a
losses relating to acts performed or     proceeding to which he is made a party
omitted to be performed in good faith    by reason of his service in that
and in the best interests of the         capacity, and (iii) require the
Partnerships, provided the conduct did   Company to indemnify a director or
not constitute negligence, misconduct,   officer who has been successful, on
breach of a fiduciary duty or a breach   the merits or otherwise, in the
of obligations under the Partnership     defense of any proceeding to which he
Agreements. The General Partners may     is made a party by reason of his
be removed by a vote of a majority of    service in that capacity. Additionally
partnership interests in the             the Company intends to enter into
respective Partnerships.                 agreements with the Company's
                                         directors and officers, indemnifying
                                         them to the fullest extent permitted
                                         by Maryland law.

                                         A member of the Company's Board of
                                         Directors may be removed by the
                                         Majority Vote of Stockholders only for
                                         Cause prior to the fourth anniversary
                                         of the Effective Date, and with or
                                         without Cause after such anniversary.

                                         The Company's assets and day-to-day
                                         operations will be managed by the
                                         Advisor.

The rights of Stockholders against management of the Company in certain circumstances are more limited than the rights of BUC$holders against the General Partners.

                               Fees and Expenses

Acquisition Fee ranging from 5% to 6%.   Acquisition Fee of 3.75%

Special Distributions from Adjusted      Special Distributions from Adjusted
Cash Flow of 0.5% of a Partnership's     Cash Flow/Asset Management Fee of
assets                                   0.375% of Total Invested Assets

Mortgage Selection Fee of 3              Mortgage Selection Fee of 3%

Disposition Fee ranging from 0%          Liquidation Fees of 1.5%, payable in
(Eagle) to 3% (all other Partnerships)   connection with a liquidation of the
                                         Company supervised by the Advisor

Percentage of Sales and Refinancing      None
Proceeds ranging from 0% (Eagle) to
15% (all other Partnerships) after
certain priority distributions have
been made.

General Partners' distribution of Cash   Related General Partners and the
Flow ranging from 1% (Insured I) to 2%   Advisor will be entitled to receive an
(all other Partnerships)                 aggregate 1.12% of the Shares
                                         (including Shares issuable upon
                                         conversion of the Insured Interests)
                                         issued in the Consolidation.

Amounts payable by the Partnerships      As an operating company, the Company
for expenses related to the initial      will be directly responsible for all
acquisition of assets were subject to    acquisition expenses incurred in
limitations based upon the overall       connection with future asset
front-end fees which a Partnership was   acquisitions.
permitted to incur; generally capped
at approximately 1% of the gross
proceeds raised in the initial
offering.

All Partnership expenses paid by         All expenses paid by Company; Advisor
Partnerships; General Partners           reimbursed for certain services
reimbursed for certain services          performed for the Company, up to a
performed for the Partnership            maximum of $200,000 in any given year
                                         of operations, subject to the
                                         following adjustments: the overall
                                         limit on reimbursements for
                                         administrative expenses will be
                                         increased (i) after the Company's
                                         first year of operations and each year
                                         thereafter by a percentage equal to
                                         the Consumer Price Index for the year
                                         then ended, and (ii) proportionately
                                         as the Company increases its asset
                                         portfolio.

                                         Incentive Stock Options may be issued
                                         to Advisor if the Company's
                                         distributions in any year exceed
                                         $0.9869 per Share (i.e. the 1996 pro
                                         forma annual distributions set forth
                                         in this Solicitation Statement) if
                                         granted by the Compensation Committee.

Pursuant to the Advisory Agreement (and as a result of the Advisor's purchase of the P-B Interests), the Advisor will be entitled to receive from the Company approximately 75% of the aggregate annual fees currently payable by the Partnerships to the General Partners. The Advisor will own Shares of the Company, but the interests of the Advisor will not necessarily be aligned with the interests of the Stockholders. Implementation of the Incentive Stock Option Plan is expected to more closely align the financial interests of the Advisor with the interests of the Stockholders by providing the Advisor with a substantial financial interest in the Company's success.

                               Potential Dilution

Partnerships are not authorized to       Board of Directors may, in its
issue additional equity securities       discretion, issue additional Shares of
without the consent of a majority in     Common Stock without any Stockholder
interest of the BUC$holders and the      approval. The Company may issue (i) up
limited partners.                        to 3.95% of its outstanding shares of
                                         Common Stock to Class Counsel ratably
                                         over eight quarters after the
                                         Anniversary Date, subject to
                                         acceleration under certain
                                         circumstances, as additional
                                         attorneys' fees based upon the
                                         increase in the Company's value, if
                                         any, in the year following the date on
                                         which the Shares are first publicly
                                         traded and (ii) up to approximately
                                         800,000 shares of Common Stock (10% of
                                         the Shares outstanding on the
                                         Effective Date) to the Advisor and
                                         other employees pursuant to Incentive
                                         Stock Option Plan. See
                                         "MANAGEMENT--Description of Incentive
                                         Stock Option Plan" and "SECURITY
                                         OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                         AND MANAGEMENT--Security Ownership of
                                         Certain Beneficial Owners."

                     Potential Dilution of Payment Rights

Since the Partnerships are not           The Board of Directors may, in its
authorized to issue additional equity    discretion, issue additional shares of
securities, there can be no dilution     Common Stock or issue preferred stock
of distributions to BUC$holders.         with such powers, preferences and
                                         rights as the Board of Directors may
                                         at the time designate. The issuance of
                                         additional shares of either Common
                                         Stock or preferred stock, beyond the
                                         Shares to be issued in the
                                         Consolidation, may result in the
                                         dilution of the interests of the
                                         Stockholders.

                             Potential Redemption

The Partnerships have no ability to      The Board of Directors may, at its
purchase or redeem Units.                sole discretion, determine to
                                         repurchase Shares from time to time to
                                         further the business objectives of the
                                         Company if, after giving effect to the
                                         repurchase, the Company is able to pay
                                         its debts as they become due in the
                                         usual course of business and the
                                         Company's total assets are not less
                                         than the sum of the Company's
                                         liabilities plus the amount that would
                                         be needed if the Company were to be
                                         dissolved at the time of the
                                         repurchase to satisfy the preferential
                                         rights upon dissolution of
                                         stockholders whose rights upon
                                         dissolution are superior to those
                                         whose shares of stock are being
                                         repurchased.

The Stockholders will be subject to potential dilution if the Company issues additional equity securities. Furthermore, the Company may issue preferred stock with priorities or preferences with respect to distributions and liquidation proceeds. Any secured debt obligations issued by the Company would have prior claims against the collateral given for security in the event the Company defaults in the payments of those secured obligations.

                            Anti-Takeover Provisions

While the Units are transferable,        The Charter and Bylaws contain the
subject to certain restrictions, the     following provisions which could have
General Partners under the Partnership   the effect of delaying, deferring or
Agreements may under certain             preventing a transaction or a change
circumstances refuse to permit           of control of the Company that might
assignees (who are not permitted to      involve a premium price for Shares or
vote on any Partnership matters) to      otherwise be in the best interest of
become substituted limited partners.     Stockholders: (i) the Ownership Limit,
                                         (ii) the Board's power to issue
                                         preferred or common stock which could
                                         include anti-takeover provisions, and
                                         (iii) the classification of the
                                         Company's Board of Directors (the
                                         Company's Board of Directors will be
                                         divided into three classes, the
                                         directors in each of such classes will
                                         be elected for three-year terms).

                                         In addition, the Advisory Agreement
                                         contains the following provisions
                                         which may also have an anti-takeover
                                         effect: (i) the Advisory Agreement may
                                         be terminated only for Cause for four
                                         years; and (ii) the Company may not
                                         liquidate for four years and,
                                         thereafter, a supermajority vote is
                                         required to liquidate, unless the
                                         Advisor recommends liquidation.

Certain provisions of the organizational documents of the Partnerships and the Company could have the effect of delaying, deferring or preventing attempts to obtain control of the Partnerships and the Company in transactions not approved by the General Partners and the Board of Directors, respectively. The Charter and Bylaws contain several such provisions (including provisions with respect to a classified board of directors) as well as what is necessary to ensure continued REIT status.

The following compares certain of the investment attributes and legal rights associated with the ownership of Units and Shares.

                             Nature of Investment

The Units of each Partnership            The Shares constitute equity interests
constitute equity interests entitling    in the Company. Each Stockholder will
each BUC$holder to his or its pro rata   be entitled to his or its pro rata
share of cash distributions made to      share of distributions made with
the BUC$holders of the Partnership.      respect to the Common Stock. The
Each of the Partnership Agreements       distributions payable to the
specifies how the cash available for     Stockholders are not fixed in amount
distribution is to be shared among the   and are only paid when authorized by
General Partners and BUC$holders. The    the Company's Board of Directors in
distributions payable to the             accordance with applicable law. To
BUC$holders are not fixed in amount      qualify as a REIT, the Company must
and depend upon the Partnerships'        distribute on an annual basis at least
operating results and net sale,          95% of its REIT Taxable Income.
refinancing or mortgage repayment
proceeds available from the
disposition of the Partnerships'
assets.


Both the Units and Shares represent equity interests entitling the holders thereof to participate in the growth of the Partnerships and the Company, respectively. Distributions payable with respect to the Units and Shares depend upon the performance of the Partnerships and the Company, respectively.

                      Expected Distributions and Payments

The Partnerships make quarterly          The Company intends to pay quarterly
distributions. Amounts distributed to    distributions to its Stockholders. The
the BUC$holders are derived from their   amount of such distributions will be
share of distributions of cash flow      established by the Board of Directors,
from operations or cash flow from        taking into account the cash needs of
sales or mortgage repayments or          the Company, yields available to
constitute a return of the               Stockholders, ranges in market prices
BUC$holders' equity contributions to     for the Common Stock and the
the Partnerships. The General Partners   requirements of the Code for
may, under the Partnership Agreements,   qualification as a REIT. Under the
create reserves which may decrease       Code, the Company is required to
cash distributions. See "SUMMARY--       distribute at least 95% of REIT
Summary Financial and Other Data" for    Taxable Income. REIT Taxable Income
a presentation of distributions per      generally includes taxable income from
$1,000 of Original Investment to the     operations (less depreciation
BUC$holders over the five most recent    deductions) and generally excludes
calendar years. Given current market     gains from the sale of properties.
conditions, there is no expectation      Also, under the Maryland GCL, a
that significant distributions of net    dividend or other distribution may not
sale or mortgage repayment proceeds      be made if after giving effect to it
will be made to the BUC$holders within   (i) the corporation would not be able
the next several years.                  to pay its debts as they become due in
                                         the usual course of business or (ii)
                                         the corporation's total assets would
                                         be less than the corporation's total
                                         liabilities plus the amount that would
                                         be needed, if the corporation were to
                                         be dissolved at the time of the
                                         distribution, to satisfy the
                                         preferential rights upon dissolution
                                         of stockholders whose preferential
                                         rights upon dissolution are superior
                                         to those receiving the distribution.
                                         Unlike the Partnerships, the Company
                                         is not required to distribute net
                                         proceeds from the sale or refinancing
                                         of assets or repayment of mortgages.

Distributions will be paid if, as and when declared by the Board of Directors of the Company in its discretion out of assets legally available therefor. BUC$holders who become Stockholders will receive their pro rata share of the distributions made with respect to the Company's Common Stock. The amount of such distributions will depend upon the Company's earnings, operating expenses, debt service payments, capital expenditures, reserves and funds set aside for expansion.

                         Liquidity and Transferability

While the Units are transferable, the    The market for the Common Stock, which
General Partners have discretion under   will be approved for listing on the
the Partnership Agreements to refuse     American Stock Exchange (or other
to permit assignees to become            national exchange or market) upon
substituted limited partners and the     official notice of issuance prior to
Partnership Agreements contain various   consummation of the Consolidation, is
other restrictions on the                expected to be more active and broader
transferability of Units. Although       based than the market for the Units.
limited secondary sales of Units have    The Common Stock may trade at a
occurred (generally at prices that are   discount to its book value, and the
low in relation to other measures of     market value of the Shares may never
value), there is essentially no          equal or exceed the net proceeds that
established public trading market for    might be available if the Company's
the Units and none is expected to        assets were liquidated. The
develop. The Units are not marginable.   transferability of Shares of Common
Potential adverse tax consequences       Stock is also restricted by certain
would arise if a Partnership were to     provisions of the Charter intended to
be considered a "publicly traded"        protect its status as a REIT under the
partnership and therefore the            Code.
Partnerships limit trading in taxable
transactions to less than 5% of the
Units annually.


One of the primary objectives of the Consolidation is to provide increased liquidity to the BUC$holders. The Common Stock will be approved for listing on the American Stock Exchange (or other national exchange or market) upon official notice of issuance prior to consummation of the Consolidation, and there is expected to be a public market for the Common Stock following the Consolidation. The breadth of the market for the Common Stock cannot yet be determined. While there has been a limited secondary market for the Units, trading on that market has been sporadic and limited, and prices at which Units have generally traded are low in relation to other measures of value.

                         Taxation of Taxable Investors

The Partnerships, as partnerships for    As a REIT, the Company generally can
federal income tax purposes, are not     deduct distributions to Stockholders,
subject to tax, but the BUC$holders      which effectively eliminates the
report their allocable share of          "double taxation" that typically
partnership income and loss on their     results when a corporation earns
respective tax returns. Income from      income and distributes dividends to
the Partnerships (other than income      stockholders. Distributions received
from Eagle) generally constitutes        by Stockholders generally will
"passive" income to the BUC$holders,     constitute portfolio income, which
which can generally offset "passive"     cannot be offset by "passive" losses.
losses from their other investments.     Distributions may in certain
Income from Eagle constitutes            circumstances constitute a larger
portfolio income, which cannot be        portion of taxable income than in the
offset by "passive" losses from other    case of the Partnerships, primarily
investments. Generally, by March 15 of   because the taxable portion of a REIT
each year, BUC$holders receive annual    distribution is computed under less
Schedule K-1 forms with respect to       favorable depreciation rules than
information for inclusion on their       those applicable to partnership
federal income tax returns.              deductions. Each January, Stockholders
BUC$holders must file state income tax   will be mailed the less complex Form
returns and incur state income tax in    1099-DIV for corporate dividends.
most states in which the Partnerships    Stockholders are generally not
own property. BUC$holders pay federal,   required to file state income tax
state and local income tax, if any, on   returns or pay state income taxes
Partnership distributions.               outside their state of residence with
                                         respect to the Company's operations.
                                         The Company must pay state income
                                         taxes in certain states where it is
                                         qualified to do business. Stockholders
                                         will pay federal, state and local
                                         income tax, if any, on distributions
                                         from the Company.

Each Partnership is a pass-through entity whose income and loss is not taxed at the entity level but instead allocated directly to the General Partners and BUC$holders. BUC$holders are taxed on income or loss allocated to them whether or not cash distributions are made to the BUC$holders. In contrast, the Company intends to qualify as a REIT allowing it to deduct distributions paid to its Stockholders. To the extent the Company has net income (after taking into account the deduction for distributions paid), such income will be taxed at the Company's level at the standard corporate tax rates. Distributions paid to Stockholders will be taxable and will constitute portfolio income and not passive income.

                       Taxation of Tax-Exempt Investors

A portion of income earned by Insured    Distributions received from the
I and Insured II is treated as UBTI      Company by tax-exempt investors should
because of the indebtedness incurred     not constitute UBTI if such
by these Partnerships to acquire the     Stockholders did not finance the
Insurance Policies.                      acquisition of their shares of Common
                                         Stock with debt. Thus, unlike the
                                         Units, Common Stock of the Company
                                         would be a permitted investment for
                                         pension funds and other tax-exempt
                                         investors. See "FEDERAL INCOME TAX
                                         CONSIDERATIONS--Taxation of Tax-Exempt
                                         Stockholders."

A tax-exempt entity is treated as owning and carrying on the business activity conducted by a partnership in which such entity owns an interest. Accordingly, to the extent a Tax-Exempt Investor owns an interest in a Partnership, the income received by such Partnership must not constitute UBTI in order for the Tax-Exempt Investor to avoid taxation. In general, income attributable to the Common Stock is not UBTI.

                                 Voting Rights


The BUC$holders are entitled to vote     Subject to the provisions of the
only as provided under the Delaware      Charter regarding restrictions on the
Partnership Law and the respective       transfer of stock, each outstanding
Partnership Agreements. Generally, a     Share entitles the holder to one vote
BUC$holder may vote on, in most cases    on all matters submitted to a vote of
without the consent of the General       stockholders. Stockholders of a
Partners: (i) material amendments to     Maryland corporation are generally
the Partnership Agreement (ii) the       entitled to vote on any material
approval of the disposition of           transactions or actions relating to
substantially all of the Partnership's   such corporation, and such
assets; (iii) an election to dissolve    transactions or actions may not be
the Partnership; (iv) the                consummated without the approval of
determination to remove a General        the requisite number of stockholders.
Partner; (v) the approval of the         These instances include, if, in some
Partnership incurring material           cases, previously declared advisable
additional amounts of indebtedness;      by the Board of Directors: (i) the
(vi) the determination to terminate a    right to elect the board of directors;
contract between the Partnership and     (ii) the right to amend the
the General Partners or an affiliate     corporation's charter; (iii) the
thereof; and (vii) the approval of a     determination to dissolve the
successor General Partner. Under the     corporation (subject to certain
Delaware Partnership Law and the         restrictions in the first four years
Partnership Agreements, decisions        after the Effective Date); (iv) the
relating to the operation and            determination to merge or consolidate
management of the Partnerships are       the corporation with or into, or to
made by the General Partners of each     convert the corporation into, another
Partnership. There are no provisions     entity; (v) the determination to
for annual meetings of the BUC$holders   approve or disapprove the sale of
in the Partnership Agreements. If a      substantially all of the corporation's
limited partner were granted             assets; and (vi) any other matters
additional voting rights, the            which are properly brought before the
possibility exists under the Code that   stockholders.
the partnership structure and the
terms of the applicable Partnership      Corporations are also required to hold
Agreement would be disregarded. In       annual meetings which allow
such event, the Partnership may be       stockholders to vote for directors.
taxed as an association for tax          There is no cumulative voting in the
purposes and thus would be subject to    election of directors, which means
double taxation similar to a             that the holders of a majority of the
corporation.                             outstanding Shares can elect all of
                                         the directors then standing for
                                         election and the remaining Shares will
                                         not be able to elect any directors.


Participating BUC$holders will be entitled to vote on more matters as Stockholders of the Company than as Unitholders of a Partnership. On substantially all Partnership matters on which BUC$holders can vote, BUC$holders can cause the Partnerships to take action with respect to such matters without the consent of the General Partners.

                                  THE COMPANY

Overview

     The Company is a newly formed Maryland corporation which intends to qualify as a REIT for tax purposes. The Company was formed to facilitate the Consolidation and for all lawful purposes, including acquiring, managing and disposing of a portfolio of retail and residential properties and participating FHA insured and co-insured mortgages. The day-to-day operations of the Company will be managed by the Advisor which is an affiliate of Related.

     As a result of the Consolidation, the Company anticipates that it will be able to take advantage of its size to obtain capital from numerous sources with which it expects to fund growth. The Related General Partners believe that the current marketplace provides opportunities to acquire existing assets at prices below replacement cost and, therefore, growth opportunities are available for those companies able to redevelop and reposition such assets. The Company believes that the Consolidation will provide a capital structure and increased efficiency of portfolio management which will allow the Company to take advantage of such opportunities.

     The Company's executive offices are located at 625 Madison Avenue, New York, New York 10022, and its telephone number is (212) 421-5333.

Ownership Structure

     The following diagram shows the structure and the ownership of the Company, assuming 100% Participation, and the relationships among the Company, the Partnerships, the Related General Partners and the Advisor upon consummation of the Consolidation. As discussed in greater detail under the heading "THE CONSOLIDATION AND RELATED TRANSACTIONS", upon consummation of the Consolidation, Insured I and Insured II will remain in existence as majority-owned subsidiaries of the Company.

[FLOW CHART]
                          ----------     --------------
                           Advisor*       Stockholders
                          ----------     --------------
                               \              /
                               .55%        99.45%
                              Shares       Shares
                                 \         /
  -------       -------           \       /              -------   -------
                Related            \     /               Related
  Advisor       General          -----------             General   Advisor
                Partner          The Company             Partner
  -------       -------          -----------             -------   -------
      |             /                 /|\                   |           /
  .25%|     .50%   /                 / | \                 1.00%    50% LP
  LP  |     LP    /                 /  |  \                 LP        /
      |          /                 /   |   \                |        /
      |         /                 /    |    \               |       /
      |        /            99.25%     |     98.50%         |      /
      |       /            / GP        |      GP \          |     /
      |      /            /            |          \         |    /
  ------------           /             |           \   ------------
   Insured I  ----------/              |            --- Insured II
  ------------                         |               ------------
      \                                |                    |
       \                               |                    |
-----------------          ----------------------   ----------------
                               Interests in 2
         11                residential properties        3
 Shopping Centers              and 3 mortgages      Shopping Centers
-----------------          ----------------------   -----------------

*Includes Shares attributable to (i) the P-8 interests purchased from the P-8 General Partner, and (ii) the Related General Partners' interests in Eagle and Preferred.

[END FLOW CHART]

Assets and Operations

     The Company's primary objective will be to generate distributable cash flow through acquisition and ownership (either directly or through subsidiary partnerships) of a diversified portfolio of retail and residential properties and participating FHA insured and co-insured mortgages which will be managed by the Advisor pursuant to the Advisory Agreement. Assuming 100% Participation, the Company and its affiliates will initially own 14 neighborhood shopping centers, two garden apartment complexes and three participating FHA co-insured mortgage loans. Based upon current market conditions, the Advisor anticipates that the Company's acquisition strategy will initially focus on direct equity investments in retail properties and in particular shopping centers. In addition, the Advisor believes that the greatest growth opportunities will come from purchasing properties which need redevelopment and repositioning rather than purchasing only new and recently improved properties as the Partnerships have done in the past. Such focus may change based on future market conditions and other factors.


     Retail Properties


     Upon consummation of the Consolidation and assuming Insured I and Insured II participate in the Consolidation, the Company's retail properties will initially consist of 14 "neighborhood shopping centers" located primarily in the southeastern, western, and midwestern United States. They range in size from 67,000 to 141,000 square feet and each center contains a number of boutique style shops and one or two anchor tenants. Information with respect to these properties is summarized in the following table:


                                                                  % Square
                                                                    Feet      Annualized                     Comparable
      Name, Type of                                  Rentable   Occupied at    Base Rent                     Competition
      Property and           Purchase       Date      Square      December     December    Main Anchor        within a
        Location              Price      Purchased     Feet       31, 1996     31, 1996       Tenant      three-mile radius
-------------------------- ------------- ----------- ---------- ------------- ------------ ------------- --------------------
Insured I

Cactus Village               $ 6,330,000    7/25/87     72,598        97%      $484,000    Safeway(1)    11 shopping centers
Shopping Center
Glendale, AZ

Hickory Plaza                $ 4,902,000    4/23/87     67,336        99%      $616,000    Kroger        8 shopping centers
Shopping Center
Nashville, TN

Highland Fair                $ 5,950,000    7/24/87     74,754        99%      $646,000    Safeway       6 shopping centers
Shopping Center
Gresham, OR

Pablo Plaza                  $ 7,500,000    2/18/87    140,921        86%      $513,000    Publix(2)     12 shopping centers
Shopping Center
Jacksonville, FL

Southhaven                   $ 5,666,000    2/28/87     83,750       100%      $603,000    Kroger        6 shopping centers
Shopping Center
Southhaven, MS

Town West                    $ 4,932,000    5/11/87     88,200       100%      $472,000    Kroger        5 shopping centers
Shopping Center
Indianapolis, IN

Westbird Shopping Center     $ 7,000,000   12/31/86    100,237        98%      $894,000    Publix        7 shopping centers
Miami, FL

Winery Square                $12,801,700   12/22/87    121,047        87%      $876,000    Food 4 Less   5 shopping centers
Shopping Center
Fairfield, CA

Mountain View                $10,350,000    7/25/88     99,908        95%      $861,000    Kroger        4 shopping centers
Village Shopping Center
Snellville, GA

Forest Park                  $ 8,950,000    5/19/89     92,824        98%      $806,000    Kroger        2 shopping centers
Shopping Center
Cincinnati, OH

                                                            % Square
                                                               Feet        Annualized                     Comparable
    Name, Type of                                Rentable   Occupied at    Base Rent                      Competition
    Property and         Purchase       Date      Square      December     December     Main Anchor         within a
      Location            Price      Purchased     Feet       31, 1996     31, 1996        Tenant      three-mile radius
---------------------- ------------- ----------- ---------- ------------- ------------ --------------- -------------------
Kokomo Plaza           $ 6,987,000      5/19/89     89,546      94%         $511,000   Kroger          6 shopping centers
Shopping Center
Kokomo, IN

Insured II

Rolling Hills Square    $6,100,000     08/18/88     98,887      92%         $536,000   Fry's Food      6 shopping centers
Shopping Center                                                                        & Drug Store
Tucson, AZ

Mountain Park           $6,650,000     12/14/89     77,686      94%         $555,000   A&P Future(3)   8 shopping centers
Plaza Shopping Center
Atlanta, GA

Applewood Center        $7,700,000     11/08/90    101,130      93%         $615,000   Hy-Vee Food     5 shopping centers
Shopping Center                                                                        Store &
Omaha, NE                                                                              Walgreens

--------------

(1) Safeway closed its facility in December 1991 but as of the date hereof continues to comply with the terms of its lease (which expires in September 2006) in all respects including payment of rent. There have been several proposals received for leasing this space, but as of September 30, 1996, this space has not been re-leased.

(2) Publix moved out of its facility in November 1995 but as of the date hereof continues to abide by the terms of its lease, which expires in November 1998, in all respects including payment of rent. As of September 30, 1996, this space has not been re-leased.

(3) A&P closed its facility in July 1994 but the Partnership continues to receive rental revenue from A&P, which is actively pursuing potential sub-tenants. The A&P lease expires on June 30, 2007.



     The retail properties are managed by RCC Property Advisors, a Florida general partnership ("RPA") which is an affiliate of the Related General Partner, for a fee equal to approximately 4.5% of the gross rental receipts from the properties, which fee is competitive with other fees paid on similar projects in the areas in which the properties are located. RPA also receives standard leasing commissions for space leased to new tenants and lease renewals and is reimbursed for certain expenses. Management fees and leasing commissions earned by RPA for the years ended December 31, 1996, 1995, and 1994 were approximately $539,416, $540,000, and $530,000, respectively. Consummation of the Consolidation will not affect the fees and commissions payable to RPA.

     Four of the officers of the Related General Partners have ownership interest in Multi-Family Program Manager Inc. ("MFP"), a company which has provided insurance services for the properties. The amounts earned by MFP were approximately $28,520, $28,515, and $14,000 during fiscal years 1996, 1995, and 1994, respectively. Consummation of the Consolidation will not affect amounts payable to MFP for such services.


     For the year ended December 31, 1996, Kroger Food Stores, which is a tenant at each of Hickory Plaza Shopping Center, Southhaven Shopping Center, Town West Shopping Center, Mountain View Village Shopping Center, Forest Park Shopping Center and Kokomo Plaza Shopping Center, accounted for approximately 16% of the Company's pro forma total revenues.

     Insurance Coverage. The Insured I and II Partnerships are each insured under respective Insurance Policies (the "Insurance Policies") from Continental Casualty Company ("CNA"), each of which provides, in effect, that the cumulative amount of insured cash available for distribution (as defined in each policy) from all sources as determined in accordance with the Insurance Policies and related agreements, together with the appraised values of each Partnership's real estate assets then owned by the Partnerships, will equal at least 100% of the original contributions of BUC$holders allocated to investment in properties on the day on which each of the Partnerships acquired its last property, with the liability of CNA under each Insurance Policy to increase, pursuant to a formula based upon the length of time properties are held by the Partnerships, up to a maximum of 125% of original contributions of BUC$holders allocated to investment in properties on the tenth anniversary of the date the last property was purchased by each Partnership. The policies are intended to cover the various economic risks of the ownership of the properties, but do not apply to certain losses, costs, penalties or expenses, including but not limited to: (i) those arising out of any physical loss, damage, loss of use or other physical injury to the properties including ordinary wear and tear, however caused, (ii) those arising from liability of Insured I or Insured II to any party, however caused, (iii) those resulting from changes in law which restrict or impair property rights, (iv) those arising out of fraudulent, dishonest or criminal acts or gross negligence by any director, officer, employee or affiliate of Insured I or Insured II and their respective general partners, (v) those based upon or attributed to any failure or omission on the part of the general partners of Insured I and Insured II, respectively to effect or maintain insurance or bonds for limited partnership assets and in an amount sufficient to cover such assets, and (vi) those arising out of failure to purchase properties having an aggregate acquisition cost of 80.5% of the gross proceeds of all sales of Units by Insured I and Insured II, respectively. Payment amounts due under respective claims, if any, will be made under each policy only to the respective Partnership and only after the tenth anniversary date from the last acquisition by each Partnership. The Insurance Policies limit CNA's obligation to pay any party other than Insured I and II, respectively, and subject to the terms of each of the policies, only after the tenth anniversary of the date each Partnership purchased its last property. Therefore the Related General Partners have determined that in connection with the Consolidation, the Partnership status of Insured I and II must be maintained. See "--Ownership Structure."

     Residential Properties


     Upon consummation of the Consolidation and assuming Summit Preferred participates in the Consolidation, the Company will hold interests (the "Preferred Equity Investments") in two operating partnerships (the "Pinehurst Partnership" and the "Chateau Creste Partnership" and, together, the "Operating Partnerships"), each of which owns a multi-family residential garden apartment property (the "Pinehurst Property" and the "Chateau Creste Property," respectively). TCR-Pinehurst Limited Partnership (the "Pinehurst Partnership") owns the Pinehurst Property and the Dominion Totem Park Limited Partnership (the "Chateau Creste Partnership") owns the Chateau Creste Property.


     The initial interest in the Pinehurst Partnership was acquired during 1987. In 1989 Summit Preferred made an additional investment in the Pinehurst Partnership in connection with the second phase of development of the Pinehurst Property. The Pinehurst Property, located in Kansas City, Missouri, contains 146 apartments. The Pinehurst Property was approximately 97% occupied as of December 31, 1996. Partnership Monitoring Corporation, an affiliate of Related, is now the general partner of the Pinehurst Partnership, having assumed such obligations upon the withdrawal of the original general partner. See "--Pinehurst Partnership" below.

     The Preferred Equity Investment in the Chateau Creste Partnership was acquired during 1988. The Chateau Creste Property, located in Kirkland, Washington, contains 90 apartments and was approximately 98% occupied as of December 31, 1996. Dominion Chateau Creste Limited Partnership is the general partner of the Chateau Creste Partnership.

     The two Preferred Equity Investments described above provide approximately $593,522 (4.0%) of the Company's pro forma total revenues for the nine months ended December 31, 1996.

     The following is certain data with respect to the Preferred Equity
Investments:


                                                                    Apartment           Annualized
       Name, Type                                   Number of     Units Occupied        Preferred
       of Property          Purchase       Date     Apartment           at              Return at       Preferred Equity
      and Location            Price     Purchased     Units     December 31, 1996   December 31, 1996       Return %
-------------------------- ------------ ----------- ----------- ------------------- ------------------- -----------------
Chateau Creste Apartment   $4,149,585       9/1/88      90             98%               399,438              9.625%
Complex
Kirkland, WA

Pinehurst Apartment        $5,749,425     10/15/87      96             97%               372,913              6.48%
Complex
Kansas City, MO

     Pinehurst Partnership. The Preferred Equity Investment in the Pinehurst Partnership will entitle the Company to a preferred equity return (a "Preferred Equity Return") of 8.8% per annum on the initial investment ($3,799,620) in the Pinehurst Partnership and 9.85% per annum on the additional investment in the Pinehurst Partnership ($1,949,805). In 1990, the Preferred Equity Return was not paid in full by the Pinehurst Partnership resulting in a default and the withdrawal of the original general partner. Partnership Monitoring Corporation, a Related affiliate and the special limited partner of the Pinehurst Partnership, assumed the general partnership obligations. The Pinehurst Partnership since that time has made and continues to make payments from 100% of net cash flow toward payment of its preferred return. Such payments currently approximate an annual return of 6.48%. As a result, the Preferred Equity Returns have been and are expected to continue to be less than originally anticipated.


     These Preferred Equity Returns are cumulative and non-interest bearing. The cumulative, unrecorded and undistributed Preferred Equity Returns from the Pinehurst Partnership totaled $1,304,103 at December 31, 1996. These Preferred Equity Returns are payable from excess cash flow or proceeds from a sale or refinancing of the Pinehurst Property.

     Chateau Creste Partnership. The Preferred Equity Interest in the Chateau Creste Partnership will entitle the Company to a guaranteed Preferred Equity Return of 9.625% per annum on its initial cash contribution of $4,149,585. As of December 31, 1996, all Preferred Equity Returns had been paid by the Chateau Creste Partnership.

     Participating FHA Co-Insured Mortgage Loans


     Upon consummation of the Consolidation and assuming Eagle participates in the Consolidation, the Company will hold three first mortgage and equity loans (the "Mortgages"). The following table sets forth certain information regarding the Mortgages and the properties (the "Developments") securing such Mortgages:


                                                 Original     Original                                   Interest
                                    Funding      Mortgage      Equity        Total         Carrying       Rate on
                        Closing   Completion       Loan         Loan          Loan           Value       Mortgage   Maturity
      Project            Date        Date         Amount       Amount        Amount     as of 12/31/96    Loan(2)    Date(3)
--------------------   ---------- ------------ ------------- ------------ ------------- ---------------- ---------- ----------
Cross Creek
Apartments
Charlotte, NC(1)       06/10/88       2/1/91     $17,494,100   $1,783,900   $19,278,000   $17,106,744      8.95%       1/1/2030

Weatherly Walk
Apartments
Fayetteville, GA       08/18/88      12/5/89     $ 7,772,500   $  895,200   $ 8,667,700   $ 7,553,454      8.95%      11/1/2029

Woodgate Manor
Gainesville, FL(1)     12/12/88     12/13/88     $ 3,110,300   $  339,700   $ 3,450,000   $ 2,963,056      8.95%       1/1/2024
                                                ------------  -----------  ------------   ------------
  TOTALS                                         $28,376,900   $3,018,800   $31,395,700   $27,623,254
                                                ============  ===========  ============   ============

--------------

(1) The general partner interest of the project is held by an affiliate of the Related General Partner.

(2) Includes a servicing fee of 0.07% paid by the developer to Related Mortgage Corporation (an affiliate of the Related General Partner); however, does not include additional interest which may be payable. The Equity Loans are non-interest bearing.

(3) The Company may call for prepayment of the total loan at any time after the tenth anniversary of the date the mortgage loan funding was completed, subject to termination of FHA insurance.

As of December 31, 1996, the aggregate outstanding principal balance of the Mortgages was $27,662,905.


     The following table sets forth the interest income from the Mortgages as a percentage of the Company's pro forma total revenues for the year ended December 31, 1996, excluding equity gains (losses).

                 December 31, 1996
                 ------------------

Cross Creek              10%
Weatherly Walk            4%
Woodgate Manor            2%

     On January 31, 1994 an equity and mortgage loan secured by the Tivoli Lakes Apartments was paid in full and the proceeds therefrom ($12,413,000) were distributed to the BUC$holders of Eagle.


     Structure of Mortgage Loans and Equity Loans

     Co-Insurance. All base interest and initially at least 90% in the aggregate of the principal of the Mortgages are co-insured by the Federal Housing Administration (the "FHA") (80% of the 90%) and Related Mortgage Corporation, an affiliate of the Related General Partner (20% of the 90%). The remaining 10% of Mortgage portfolio consists of uninsured noninterest-bearing equity loans made directly to the same developers and secured by property partnership interests.


     Base and Additional Interest. In addition to the stated interest rates, the Company will be entitled to receive additional interest on the Mortgages from a percentage of the annual net cash flow of the Development and from a percentage of the residual proceeds upon sale or refinancing of the Development. The Company accepted lower base interest rates than were otherwise available in the market with respect to the Mortgages in exchange for the potential to receive additional interest payments. The notes evidencing the Mortgages for Cross Creek and Woodgate Manor bear interest at 8.95% with the potential to receive an additional 0.84% to 1.68% on the Mortgages plus 30% of any remaining cash flow from the Developments and 35% of capital proceeds. The Mortgage for Weatherly Walk is structured in the same manner except the participation in remaining cash flow and capital proceeds is up to 50%. Additional interest is due no later than upon prepayment or other satisfaction of the Mortgages or sale of the Developments. The receipt of additional interest is dependent upon the economic performance of the underlying Developments. Additional interest is not insured by the FHA, or any private mortgage lender.

     Term. The Company may call for prepayment of the total loan at any time after the tenth anniversary of the date the mortgage loan funding was completed. In order to call for prepayment, the Company would be required to terminate the mortgage insurance contract with FHA (and/or the coinsurer) not later than the accelerated payment date. Since the exercise of such option would be at the Company's discretion, it is intended to be exercised only where the Company determines that the value of the Development has increased by an amount which would justify accelerating payment in full and assuming the risks of foreclosure if the mortgagor failed to make the accelerated payment.

     Cross Creek Guarantee


     In prior years, Eagle utilized $3,060,000 of an unsecured credit facility to advance funds in the form of a loan to Walsh/Cross Creek L.P. (the "Cross Creek Loan") to enable it to complete construction and to fund operating deficits. On February 7, 1994, the Company used a portion of the proceeds from the Tivoli Lakes repayment to fully repay its outstanding debt under the credit facility of $2,837,553; however, the Cross Creek Loan remains outstanding. Stephen M. Ross, who holds a majority interest in the Related General Partner, has guaranteed repayment of the principal and interest on the Cross Creek Loan (as amended, the "Cross Creek Guarantee"), subject to certain conditions contained in the Cross Creek Guarantee, as follows: (i) the performance of all obligations for the payment of interest on the Cross Creek Loan when due in accordance with documentation evidencing the Cross Creek Loan; (ii) the payment of principal on the Cross Creek Loan on or before December 31, 2000; (iii) the repayment on or before December 31, 2000 of the $1,783,900 equity loan (currently recorded at zero) previously made to the original developer of the Cross Creek property; and (iv) the payment when due of interest and principal at an interest rate of 8.95% of the $17,494,100 first mortgage loan previously made to the original developer.


Description of Existing Indebtedness

     Upon consummation of the Consolidation and assuming Insured I and Insured II participate in the Consolidation, the Company will (i) assume an aggregate of approximately $7,064,000 in debt of such Partnerships, and (ii) incur approximately $1,205,000 of indebtedness to finance the Consolidation Expenses. The aggregate indebtedness will represent approximately 7.8% of the Company's Total Market Value upon consummation of the Consolidation.


     New York Life Loan. Approximately $5,353,530 of the Company's aggregate indebtedness represents amounts due to New York Life Insurance Company ("New York Life") as of December 31, 1996 in respect of a note issued by Insured I in favor of New York Life which bears interest at a fixed interest rate of 9.25% and is payable in equal monthly installments of principal and interest in the amount of $55,984 until June 10, 2000, at which time the balance of principal, together with any unpaid interest, is due.

     Principal Mutual Loan. Approximately $1,380,830 of the Company's indebtedness represents amounts due to Principal Mutual Life Insurance Company ("Principal Mutual") as of December 31, 1996 in respect of a note issued by Insured II in favor of Principal Mutual on July 29, 1996, which bears interest, for its initial 5 year term, at a fixed interest rate of 7.03% per annum, payable in equal monthly installments of interest and principal in the amount of $8,147 (based on a 13.5-year amortization schedule). The loan has an initial term of 5 years, with two renewal option periods with final maturity on January 1, 2010.


     Consolidation Expenses Loan. The Company expects to borrow sufficient funds to pay the Consolidation Expenses of approximately $1,205,000 pursuant to a loan agreement, the terms and provisions of which are currently being negotiated by the Advisor. The Related General Partners expect that the principal terms of such loan will be as follows:

Principal amount     $1,205,000
Origination date     Consummation of the Consolidation
Term / Maturity      Assumed 5 years
Interest Rate        Assumed 9.0%
Amortization         None

     The pro forma financial statements were prepared based upon the foregoing assumptions.

Internal Growth

     The Partnerships originally acquired for investment new or recently improved substantially fully leased neighborhood shopping centers, preferred equity interests in new apartment properties and FHA insured and co-insured mortgages on stabilized or to-be-built apartment properties. The Related General Partners believe that there are growth opportunities available for those able to acquire existing shopping centers and apartments which need redevelopment and repositioning. See "RISK FACTORS--Risks Associated with Renovation and Redevelopment." The Consolidation is expected to provide a capital structure and increased efficiency of portfolio management which will allow the Company to take advantage of such opportunities.

     The Company will pursue internal growth by constantly reviewing the investments in its portfolio and selling appropriate assets and mortgage loans and reinvesting the proceeds consistent with its investment objectives and with REIT restrictions. Assets which have matured to a point at which future growth is limited may be sold and replaced by assets with comparable cash flow but higher growth potential.

Business and Investment Objectives and Operating Strategies

     The Company's principal business and investment objectives will be to (i) maximize the value of the Shares, and (ii) provide current income for distributions and increase distributions per Share to Stockholders by generating distributable cash flow through acquisition and ownership (either directly or through subsidiary partnerships) of a diversified portfolio of retail and residential properties and participating FHA insured and co-insured mortgages consistent with the objectives of the Participating Partnerships. By achieving these objectives, the Company will seek to increase Stockholder value over time. The Company intends to achieve these objectives by capitalizing on the financial, development and management expertise of Related, and through the following:

  [bullet] The Company will limit indebtedness to 50% of the Company's Total
           Market Value (measured as of the date such indebtedness is incurred).

  [bullet] The Company will seek to fund future real estate investments either through issuance of new shares of Common Stock, future equity offerings or the issuance of debt, subject to the debt limit described above.

  [bullet] The Company intends to take advantage of economies of scale which have the potential to increase profitability as the investment portfolio grows.

  [bullet] The Company will seek to enhance its market position and existing real estate industry relationships in order to improve its access to new investment opportunities.

     The Board of Directors, in its sole discretion, may change the Company's investment objectives as it deems appropriate and in the best interests of the Shareholders, providing the Company with flexibility to adjust its investment objectives in a timely manner when faced with changing market conditions and growth opportunities. Prior to its changing any of the Company's investment objectives, the Board of Directors will consider, among other factors, Shareholder expectations, changing market trends, the expertise and the ability of the Manager and the relative risks and rewards associated with any such change. Also see "RISK FACTORS--Board of Directors May Change Investment Policies."

     The financing of additional investment activity by the Company may be funded through public or private offerings of equity securities in the Company, by additional borrowings by the Company (subject to the debt limit) through various means, including public or private offerings of convertible or nonconvertible debt securities or loans, or, subject to compliance with REIT distribution requirements, by the use of cash flow from operations or proceeds from the sale of assets and the repayment of mortgages (including the assets and mortgages acquired pursuant to the Consolidation). The Company may offer shares of its stock in exchange for assets which conform to its investment standards and to repurchase or otherwise acquire its stock or other securities. The Company may also invest in the securities of other real estate investment entities for the purpose of exercising control.

Distribution Policy

     The Company will pay distributions to Stockholders if, as and when authorized by its Board of Directors out of assets legally available therefor. The Company intends to pay distributions on a quarterly basis, commencing in the first fiscal quarter after the consummation of the Consolidation. Cash available for distribution does not represent cash generated from operating activities determined in accordance with GAAP, is not necessarily indicative of cash available to fund all of the Company's cash needs and should not be considered as an alternative to net income as an indication of the Company's performance or to cash flows as a measure of liquidity. The Company expects to maintain its initial distribution rate for a period of twelve months following the Consolidation, unless actual results of operations, economic conditions or other factors differ materially from assumptions used in its estimate. However, in setting the level of Stockholder distributions, the Board of Directors will take into account, among other things, the Company's financial performance, need of funds for working capital reserves, capital improvements and new investment opportunities. Also, under the Maryland GCL, a dividend or other distribution may not be made if after giving effect to it (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the corporation's total liabilities plus (unless the charter of the corporation provides otherwise, which the Charter does not) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the distribution. Unlike the Partnerships, the Company is not required to distribute net proceeds from the sale or refinancing of assets or repayment of mortgages.

     To qualify for the beneficial tax treatment accorded to a REIT, the Company must pay annual distributions equal to at least 95% of its REIT taxable income. The Company's REIT taxable income is calculated without reference to its cash flow. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company--Annual Distribution Requirements." The Company believes it will have enough available cash to pay distributions at a level necessary to maintain REIT status.

Investment Policies

     Future real estate investment opportunities will undergo an underwriting process to be established and implemented by the Advisor which will evaluate reasonably anticipated levels of net cash and ultimate sales value, based on evaluation of a range of factors including, but not limited to, (i) rental levels under existing leases; (ii) financial strength of tenants; (iii) levels of expense required to maintain operating services and routine building maintenance at competitive levels; (iv) levels of capital expenditure required to maintain the capital components of the property in good working order and in conformity with building codes, health, safety and environmental standards, and the like. The Advisor will conduct physical site inspections of each property and will also engage outside professionals to independently inspect properties prior to acquisition. Outside professionals will be engaged to conduct Phase I Environmental Assessments for all investments.

     The Company will emphasize investments in retail and residential real properties and participating FHA insured and co-insured mortgages consistent with maintaining its qualification as a REIT. Based upon current market conditions, the Advisor anticipates that the Com-pany's acquisition strategy will initially focus on direct equity investments in retail properties and in particular shopping centers. Such focus may change based on future market conditions and other factors.

     While the Company intends to initially emphasize equity real estate investments, it may, in its discretion, invest in mortgages and other real estate interests. Mortgage investments will initially be comprised of the same types of loans made by Eagle (i.e. government insured and co-insured loans) but may also include other types of loans. The Company's investment in mortgages may include investments as a strategy for ultimately acquiring a property, and might also include the purchase of non-performing loans at a discounted price. Subject to the percentage of ownership limitations and gross income tests necessary for REIT qualification, the Company may also invest in securities of entities engaged in real estate activities or securities of other issuers.

     As is the case under the Partnership Agreements, the Company may invest in mortgages on, or lend to, developments owned or acquired by affiliates of Related and, although the Company is not currently permitted to invest in or purchase properties owned by affiliates of Related, the Independent Directors may vote to change such policy. Furthermore, joint ventures and similar business ventures are permitted under the Charter and Bylaws, provided that the Company owns a majority interest or otherwise has veto rights over, or control of, major decisions. Finally, the Company will be specifically permitted to make forward loan commitments to take advantage of additional fees that can be earned by the Company.

Financing Policies

     The Charter will limit the Company's ability to incur debt in excess of 50% of the Company's Total Market Value (measured as of the date such debt is incurred).

Disposition of Properties

     It is not the intention of the Company to sell any particular property or asset upon consummation of the Consolidation. However, the Company may consider selling one or more of the properties or other assets in the event circumstances should arise which would make such sale advisable.

Policies with Respect to Other Activities

     The Company has the authority to offer its Common Stock or other equity or debt securities (including limited partnership interests in Insured I and Insured II) in exchange for property and to repurchase or otherwise reacquire Shares or any other securities and may engage in such activities in the future although it has no present intention to do so. The Company also may enter into joint ventures and make loans to such joint ventures in which it may participate in the future. The Company will not engage in trading, underwriting or the agency distribution or sale of securities of other issuers.

     At all times, the Company intends to make investments in such a manner as to be consistent with the requirements of the Code to qualify as a REIT unless, because of circumstances or changes in the Code (or in the Treasury Regulations), the Board of Directors determines to terminate the Company's status as a REIT. In addition, the Company intends to operate its business in a manner that will not require the Company to register under the Investment Company Act of 1940.

Change in Policies

     The Company's Board of Directors will determine its investment and financing policies, its growth strategy, and its debt, capitalization, distribution and operating policies. The Board of Directors of the Company will review the policies of the Company at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Company's Stockholders. Although the Board of Directors has no present intention to revise or amend these strategies and policies, the Board of Directors may do so at any time without a vote of the Company's Stockholders (except with respect to the debt limitation of 50% of Total Market Value). The methods of implementing the Company's investment policies may vary as new investment and financing techniques are developed or for other reasons.

Employees


     The Company will not have any paid employees (although it will have officers who will be able to act on behalf of the Company as required). The Company will retain the Advisor to manage the Company's day-to-day affairs, oversee the acquisition or disposition of investments, and manage the assets of the Company. The Advisor has a fiduciary duty to the Company. The Company's officers will initially also be officers of the Advisor and will receive compensation from the Advisor and not the Company. See "MANAGEMENT--
The Advisor."

                             OBJECTION PROCEDURES

Time of Objecting and Record Date


     BUC$holders holding Units as of the Record Date (i.e., December 24, 1996) have until the Objection Deadline (i.e., August 18, 1997) to object to the Consolidation.


     As of the Record Date, the following number of Units were held of record by the number of BUC$holders indicated below:

                                                           Number of
                                                        Objecting Units
                                                        Required for a
                                         Number of      Partnership Not
                         Number of       Units Held     to Participate in
Partnership              BUC$holders     of Record       Consolidation
----------------------   -------------   ------------   ------------------

    Insured I                7,886         4,000,000        1,333,333
    Insured II               1,900         1,005,623          335,208
    Summit Preferred           950           657,389          219,130
    Eagle                    3,970         2,641,110          880,370

     The number of Units entitled to object to the Consolidation is equivalent to the number of Units held of record at the Record Date. The Partnership Agreements give the BUC$holders in each Partnership the power, by a majority vote, to approve the Consolidation and/or replace a General Partner. However, as structured by Class Counsel and the Related General Partners, approval of the Consolidation is in the sole discretion of the Court. In this regard, the Court's Order preliminarily approving the Settlement Stipulation provides that unless the BUC$holders of a Partnership holding more than 33-1/3% of the Units object to the participation of such Partnership in the Consolidation, such Partnership will participate in the Consolidation if the Consolidation is approved by the Court. See "THE CONSOLIDATION AND RELATED TRANSACTIONS--The Consolidation--Objections Required to Prevent Consolidation."

     Equitable Class Members may not individually opt out of the Equitable Settlement or the Consolidation. If, however, either (a) Unitholders holding 1/3 or more of the Units of a particular Partnership object to that Partnership participating in the Consolidation, or (b) the Court does not approve of any particular Partnership participating in the Consolidation, then that Partnership will not participate in the Consolidation.

Objection Notice

     BUC$holders that wish to object to the Consolidation should send the Objection Notice attached as Appendix D to Related at 625 Madison Avenue, New York, New York 10022 as soon as possible, but in no event later than the expiration of the Objection Deadline. A BUC$holder who objects to his Partnership's participation in the Consolidation must deliver notice of such objection to the Related General Partners on or prior to the Objection Deadline. The Court will consider any objection or comment of the BUC$holders in determining whether to approve the Related Settlement, provided that any such objection or comment is received on or before the Objection Deadline. BUC$holders also have the right to object at the Fairness Hearing whether or not they have submitted an Objection Notice in connection with this Solicitation Statement. See "FAIRNESS--Material Factors Underlying Belief as to Fairness - Negotiation of Related Settlement; Court Approval."

     The Related General Partners and Class Counsel recommend that BUC$holders not object to the Consolidation. Pursuant to the P-B Purchase Agreement, the P-B General Partner has agreed that with respect to any Units held by it or its affiliates (less than 1% of the aggregate Units outstanding as of the date of this Solicitation Statement), it would not object to the Consolidation.

Revocability of Objection

     BUC$holders may revoke their objection at any time prior to the Objection Deadline by mailing a revocation of the Objection Notice to the address above (which revocation must be received by Related on or prior to the Objection Deadline) or by appearing, in person, at the Fairness Hearing and revoking such objection before the Court.

No Right of Appraisal

     BUC$holders of a Participating Partnership who object to the Consolidation will not be entitled to dissenters' or appraisal rights under the Partnership Agreements. Such rights, when they exist, give the holders of securities the right to surrender such securities for an appraised value in cash, if they oppose a merger or similar reorganization. No such rights will be provided by the Partnerships or the Company in connection with the Consolidation.

Information Services

     The Related General Partners and their officers, directors and employees may assist in providing information to BUC$holders in connection with any questions they may have with respect to this Solicitation Statement and the objection procedures. Such persons and entities will be reimbursed by the Partnerships for out of pocket expenses in connection with such services in accordance with the procedures described under "THE CONSOLIDATION--Consolidation Expenses." Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of Units held of record by such persons, and the Partnership will reimburse such persons for their reasonable expenses incurred in that connection.

                          DESCRIPTION OF COMMON STOCK

General

     The Charter will authorize the issuance of up to 50,000,000 shares of Common Stock with a par value of $.01 per share. There are presently 1,000 shares of Common Stock issued and outstanding, all of which are held by Related, which purchased the shares at a price of $1.00 per share when the Company was organized. Upon consummation of the Consolidation, all such outstanding shares held by Related will be repurchased by the Company at a price of $1.00 per share. The number of Shares to be issued in connection with the Consolidation depends upon the number of Partnerships that approve and participate in the Consolidation. Assuming 100% Participation in the Consolidation, 8,097,539 Shares will be issued and outstanding after the Consolidation. In addition, Conversion Option Shares will be available to be issued to the Related General Partners and the Advisor upon exercise of the Conversion Option. See "Conversion Option," below. Under Maryland law, stockholders generally are not liable for the Company's obligations solely as a result of their status as stockholders.

     The holders of shares of Common Stock are entitled to one vote per share on all matters voted on by Stockholders, including election of directors, and, except as provided in the Charter in respect of any other class or series of stock, the holders of such shares exclusively possess all voting power. The Charter does not provide for cumulative voting in the election of directors. Subject to any preferential rights of any outstanding shares or series of stock, holders of shares of Common Stock are entitled to receive distributions, when and as authorized by the Board of Directors, out of funds legally available therefor. Upon any liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive pro rata all assets of the Company available for distribution to its Stockholders after payment of, or adequate provisions for, all known debts and liabilities of the Company. All shares of Common Stock now outstanding are, and the Shares of Common Stock offered in the Consolidation will be when issued in accordance with the terms and conditions of the Consolidation, fully paid and nonassessable. The holders thereof will not have preemptive rights to subscribe to additional stock or securities issued by the Company at a subsequent date.

     The Charter will also authorize the issuance of up to 5,000,000 shares of preferred stock and authorizes the Board of Directors to classify or reclassify any unissued shares of stock, to provide for the issuance of shares in other classes or series, including preferred stock in one or more series, to establish the number of shares in each class or series and to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of such class or series. The Company has no present intention to issue shares of any class or series other than Common Stock.

Listing, Price and Trading

     There is currently no established trading market for the Common Stock, and prior to the Consolidation, the Common Stock will not be listed on any national securities exchange or quoted on the Nasdaq National Market. Therefore, no sale or bid price information is available with respect to the Common Stock. The Company will meet the round lot distribution and market value standards established by the American Stock Exchange (or other national exchange or market on which the Common Stock is listed). The Company will appoint a transfer agent and registrar of the Common Stock prior to the Effective Date.

     Shares received by Participating BUC$holders in the Consolidation will be freely transferable, except for Shares received by Persons who may be deemed to be affiliates of the Company under the Securities Act and except for certain limitations in the Charter that are intended to allow the Company to qualify as a REIT. Persons who may be deemed to be affiliates of the Company after the Consolidation generally include individuals or entities that control, are controlled by, or are under common control with the Company, and may include certain principal Stockholders of the Company. Persons who are affiliates will be permitted to sell their Shares only pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration under the Securities Act. Transfers which cause the Ownership Limit to be exceeded will otherwise be null and void. See "Restrictions on Ownership and Transfer" below for a description of the limitations on the transfer and ownership of Shares of Common Stock.

Restrictions on Ownership and Transfer

     For the Company to qualify as a REIT under the Code, its Shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of stock may be owned, directly or indirectly, by five or fewer individuals during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).


     Because the Board of Directors believes it is at present essential for the Company to qualify as a REIT, the Charter, subject to certain exceptions, contains certain restrictions on the number of Shares of the Company that a person may own. The Charter prohibits any person from acquiring or holding, directly or indirectly, Shares in excess of the Ownership Limit of 9.9% ("Excess Common Stock").

     The Company's Board of Directors, in its sole discretion, may exempt a person from the Ownership Limit (an "Exempted Holder"). However, the Board may not grant such an exemption to any person whose ownership, direct or indirect, of in excess of 9.9% of the value of the outstanding Shares of the Company would result in the Company being "closely held" within the meaning of Section 856(h) of the Code or otherwise would result in the Company failing to qualify as a REIT. In order to be considered by the Board as an Exempted

Holder, a person also must not own, directly or indirectly, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, directly or indirectly, more than a 9.9% interest in such a tenant. The person seeking an exemption must represent to the satisfaction of the Board that it will not violate the two aforementioned restrictions. The person also must agree that any violation or attempted violation of any of the foregoing restrictions will result in the automatic transfer of the Shares causing such violation to the Trust (as defined below). Prior to treating a person as an Exempted Holder, the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, in order to determine or ensure the Company's status as a REIT.

     The Company's Charter further prohibits (a) any person from beneficially or constructively owning Shares of the Company that would result in the Company being "closely held" under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT and (b) any person from transferring Shares of the Company if such transfer would result in Shares of the Company being owned by fewer than 100 persons. Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of Shares of the Company that will or may violate any of the foregoing restrictions on transferability and ownership, or any person who would have owned Shares of the Company that resulted in a transfer of shares to the Trust, is required to give notice immediately to the Company and provide the Company with such other information as the Company may request in order to determine the effect of such transfer on the Company's status as a REIT. The foregoing restrictions on transferability and ownership will not apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt to qualify, or to continue to qualify, as a REIT.


     If any transfer of Shares of the Company occurs which, if effective, would result in any person beneficially or constructively owning Shares of the Company in excess or in violation of the above transfer or ownership limitations (a "Prohibited Owner"), then that number of Shares of the Company the beneficial or constructive ownership of which otherwise would cause such person to violate such limitations (rounded to the nearest whole Share) shall be automatically transferred to a trust (the "Trust") for the exclusive benefit of one or more charitable beneficiaries (the "Charitable Beneficiary"), and the Prohibited Owner shall not acquire any rights in such shares. Such automatic transfer shall be deemed to be effective as of the close of business on the Business Day (as defined in the Charter) prior to the date of such violative transfer. Shares held in the Trust shall be issued and outstanding Shares of the Company. The Prohibited Owner shall not benefit economically from ownership of any Shares held in the Trust, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust. The trustee of the Trust (the "Trustee") shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that such Shares have been transferred to the Trust, the Trustee shall have the authority (at the Trustee's sole discretion)
(i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that such shares have been transferred to the Trust and
(ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. However, if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.


     Within 20 days of receiving notice from the Company that Shares of the Company have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in the Company's Charter. Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as follows. The Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., a gift, devise or other such transaction), the Market Price (as defined in the Charter) of such Shares on the day of the event causing the Shares to be held in the Trust and (ii) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be paid immediately to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trust, such Shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to the aforementioned requirement, such excess shall be paid to the Trustee upon demand.

     In addition, Shares of the Company held in the Trust shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust. Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

     All certificates representing shares of Common Stock and preferred stock will bear a legend referring to the restrictions described above.

     Every owner of more than 5% (or such lower percentage as required by the Code or the regulations promulgated thereunder) of all classes or series of the Company's stock, including shares of Common Stock, within 30 days after the end of each taxable year, is required to give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of stock of the Company which the owner beneficially owns and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such beneficial ownership on the Company's status as a REIT and to ensure compliance with the aggregate stock Ownership Limit. In addition, each stockholder shall upon demand be required to provide to the Company such information as the Company may request, in good faith, in order to determine the Company's status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

     These ownership limits are included for the purpose of maintaining the Company's qualifications as a REIT, but may also have the effect of delaying, deferring or preventing a transaction or a change in control of the Company that might involve a premium price for the Common Stock or otherwise be in the best interest of the stockholders.

Conversion Option

     The Advisor and the Related General Partners will own limited partnership interests representing .75% and 1.50% of the Partnership interests in Insured I and Insured II, respectively. This interest will carry certain conversion rights under which the Related General Partners and the Advisor can convert the Insured LP Interests into an aggregate of 46,837 Shares. In order to preserve the partnership status of Insured I and Insured II, the Advisor will not be permitted to convert all of the Insured LP Interests.

                        SHARES ELIGIBLE FOR FUTURE SALE


     Assuming 100% Participation upon the completion of the Consolidation, the Company will have outstanding (or reserved for issuance upon conversion of the Insured LP Interests) 8,097,539 Shares of Common Stock. As part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase, if any, as of the Anniversary Date in the capitalization of the Company, based upon (i) the difference between the trading prices of the Company's Shares on the Anniversary Date and (ii) the trading prices of the Units and the asset values of the Partnerships prior to the Effective Date. One-half of such fees, if any, will be paid in the form of Restricted Securities (restricted only with respect to sale, assignment, pledge or other transfer of such securities) and the remaining one-half of such fees will be paid in the form of Unrestricted Securities. The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. The Counsel's Fee Shares will be distributed to Class Counsel quarterly in eight equal distributions commencing thirty days after the Anniversary Date. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT--Security Ownership of Certain Beneficial Owners," "RISK FACTORS--Risk and Other Adverse Factors Relating to the Consolidation--Possible Dilutive Effect Arising from Shares Available for Future Sale."


     In addition, pursuant to the Incentive Stock Option Plan, in any calendar year the Compensation Committee will have the authority (subject to the Company meeting certain performance standards) to issue options to purchase, in the aggregate, that number of shares of Common Stock which is equal to 3% of the Shares outstanding as of December 31 of the immediately preceding calendar year (or, in the initial year, as of the Effective Date), provided, that the Compensation Committee may only issue, in the aggregate, options to purchase a maximum number of shares of Common Stock over the life of the Incentive Stock Option Plan equal to 10% of the Shares outstanding on the Effective Date. See "MANAGEMENT--Description of Incentive Stock Option Plan."


     The Related General Partners received a letter from the Commission in which it took a "no-action" position to the effect that the public resale of Shares by persons: (i) who are not deemed to be affiliates of the Partnerships prior to the consummation of the Consolidation or the Company after consummation of the Consolidation without registration under the Securities Act and compliance with Rules 144 or 145(c) and (d) under the Securities Act; (ii) who are affiliates of the Partnership(s) prior to consummation of the Consolidation but who are not affiliates of the Company following consummation of the Consolidation in compliance with Rule 145(d)(1) (without regard to the holding period required by Rule 144(d) under the Securities Act, although such persons may not "tack" the holding period of their Units exchanged for Common Stock in connection with the Consolidation); and (iii) who are affiliates of the Partnership(s) prior to consummation of the Consolidation or affiliates of the Company following consummation of the Consolidation in compliance with Rule 145(d)(1) but without regard to the holding period requirement of Rule 144(d). Therefore, all of the Common Stock, other than any Common Stock received by affiliates and shares reserved for issuance to affiliates in connection with the Conversion Option ("Restricted Shares"), will be tradable without restriction under the Securities Act, and affiliates of the Company may sell Restricted Shares without registration in accordance with the exceptions provided by Rule 144(d) or Rule 145(d)(1) under the Securities Act.


     Prior to the date of this Solicitation Statement, there has been no public market for the Common Stock. The Common Stock will be approved for listing on the American Stock Exchange (or other national exchange or market) upon official notice of issuance prior to the consummation of the Consolidation. No prediction can be made as to the effect, if any, that future issuances of Common Stock, or the availability of Common Stock for the future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of Common Stock (including Shares issued upon the exercise of options), or the perception that such sales may occur, could adversely affect prevailing market prices of the Common Stock. See "RISK FACTORS--Risks and Other Adverse Factors Relating to the Consolidation--No Prior Market for Common Stock; Market Price May Decrease After Consolidation."

         CERTAIN PROVISIONS OF MARYLAND LAW AND THE CHARTER AND BYLAWS

General

     The following summary of certain provisions of Maryland law and the Charter and Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and the Charter and Bylaws for their entire terms.

     Certain provisions of the Charter and Bylaws described in this section could delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for holders of Common Stock or otherwise be in their best interests.

Additional Classes and Series of Stock

     The Charter authorizes the Board of Directors to classify or reclassify any unissued shares of stock, to provide for the issuance of shares in other classes or series of stock, to establish the number of shares in each class or series and to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of such class or series. The Company believes that the ability of the Board of Directors to issue one or more classes or series of stock will provide the Company with increased flexibility in structuring possible future financings and acquisitions, and in meeting other needs which might arise. The additional classes or series, as well as the Common Stock, will be available for issuance without further action by the Company's Stockholders, unless such action is required by applicable law or the rules of the American Stock Exchange. Although the Board of Directors has no intention at the present time of doing so, it could issue a class or series that could, depending on the terms of such class or series, delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for holders of Common Stock or otherwise be in their best interest.

Advance Notice of Director Nominations and New Business

     The Bylaws of the Company provide that (i) with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (a) pursuant to the Company's notice of the meeting, (b) by the Board of Directors, or (c) by a Stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws, and
(ii) with respect to special meetings of Stockholders, only the business specified in the Company's notice of meeting may be brought before the meeting of Stockholders, and nominations of persons for election to the Board of Directors may be made only (a) pursuant to the Company's notice of the meeting,
(b) by the Board of Directors, or (c) provided that the Board of Directors has determined that directors shall be elected at such meeting, by a Stockholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

     The advance notice provisions of the Bylaws could have the effect of delaying, deferring or preventing a transaction or a change in control of the Company that might involve a premium price for holders of Common Stock or otherwise.

Non-Applicability of Certain Statutory Anti-Takeover Provisions

     The Charter contains provisions electing not to be governed by certain provisions of the Maryland GCL (described below) which would tend to discourage takeover efforts.


     Business Combinations. Under the Maryland GCL, certain "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation's shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation (an "Interested Stockholder") or an affiliate thereof, are prohibited for five years after the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, any such business combination must be recommended by the Board of Directors of such corporation and approved by the affirmative vote of at least
(i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation, other than shares held by the Interested Stockholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price (as defined in the Maryland GCL) for their shares and in shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the Board of Directors of the Corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder, or if the corporation's original articles of incorporation (as such term is defined in Section 3-601 of the Maryland GCL) specifically elects not to be governed by these provisions. The Charter specifically provides that any business combination between an Interested Stockholder and the Company is exempt from these provisions. This provision of the Charter can be changed only by an amendment to the Charter. Amendments to the Charter must be approved by a majority of the Board of Directors present at a meeting at which a quorum is present and by a Majority Vote of Stockholders.



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     Control Share Acquisitions. The Maryland GCL provides that control shares of a Maryland corporation ("Control Shares") acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror or by officers or directors who are employees of the corporation. Control Shares are voting shares which, if aggregated with all other shares previously acquired by the acquiror, or in respect of which the acquiror is able to exercise, or direct the exercise of, voting power, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority of all voting power. Control Shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of Control Shares, subject to certain exceptions.


     A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the Control Shares (except those for which voting rights for the Control Shares, as of the date of the last Control Share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for Control Shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the Control Share acquisition.

     The Control Share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

     The Charter contains a provision exempting from the control share acquisition statute any and all acquisitions by any person of Common Stock of the Company. The provision can be amended only by an amendment to the Charter approved by a majority of the Board of Directors present at a meeting at which a quorum is present and by a Majority Vote of Stockholders.

     Amendment or Rescission of Exemptions. If the exemptions from the business combination statute and the control share acquisition statute are amended or rescinded, the provisions of these statutes could have the effect of delaying, deferring or preventing a transaction of a change of control of the Company that might involve a premium price for Shares or otherwise be in the best interest of Stockholders.

Change of Control; Anti-Takeover Provisions

     In addition to the Ownership Limit, which is deemed to be essential in order to ensure the maintenance of REIT status and the Company's staggered Board of Directors, the Charter and the Bylaws contain provisions that might have the effect of delaying, deferring or preventing a transaction or a change of control of the Company that might involve a premium price for the Shares or otherwise be in the best interest of the Stockholders. See "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS--Anti-takeover Provisions."


     In addition, the Advisory Agreement cannot be terminated by the Company prior to the fourth anniversary of the Effective Date, other than for Cause, and the Company cannot liquidate prior to such anniversary date except upon a recommendation of the Advisor and the Majority Vote of the Stockholders. After the fourth anniversary of the Effective Date, the vote of the holders of 66-2/3% of the Company's then-outstanding shares of Common Stock is required to approve a liquidation of the Company that is not recommended by the Advisor and the Majority Vote of the Stockholders is required to approve a liquidation of the Company recommended by the Advisor. If for any reason, whether prior to or after the fourth anniversary of the Effective Date, the Advisory Agreement is terminated in accordance with its terms, the Company may liquidate upon the Majority Vote of the Stockholders.


Amendment of Charter

     The Charter may be amended by Majority Vote of Stockholders. The provisions relating to the limitation of liability and indemnification may only be amended prospectively. See "Indemnification and Limitation of Liability," below.

Number of Directors; Removal; Filling Vacancies


     The Charter will provide for not less than three nor more than nine Directors, one-third of whom must be independent directors (each, an "Independent Director" and, collectively, "Independent Directors").


     Initially, the Company will have five Directors, two of whom will be Independent Directors whose appointment was approved by Class Counsel. The Board of Directors will establish written policies on investments and borrowings and will monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. Until modified by the Directors, the Company will follow the policies on investments and borrowings set forth in this Solicitation Statement.


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The Independent Directors will be responsible for reviewing the investment policies of the Company not less often than annually and with sufficient frequency to determine that the policies being followed are in the best interests of the Stockholders.

     A vacancy in the Board of Directors created by the death, resignation, or incapacity of a Director or by an increase in the number of Directors (within the limits referred to above) may be filled by the vote of a majority of the remaining or other Directors (with respect to a vacancy created by the death, resignation, or incapacity of an Independent Director, the remaining Independent Directors shall nominate a replacement). A Director may resign at any time and may be removed by the Majority Vote of Stockholders only for Cause prior to the fourth anniversary of the Effective Date, and with or without Cause after such anniversary. Independent Directors will be entitled to receive compensation for serving as directors at the rate of $5,000 per year in cash and shares of Common Stock having an aggregate value of $10,000, based on the fair market value on the date of issuance, in addition to the expense reimbursement for attending meetings. At the discretion of the Board of Directors, Independent Directors may be granted additional cash compensation for serving on a committee of the Board of Directors.

     Pursuant to the terms of the Incentive Stock Option Plan, the Compensation Committee may, subject to certain restrictions, grant options to members of the Board of Directors to purchase Common Stock of the Company. See "MANAGEMENT--Description of Incentive Stock Option Plan." To date, no such member of the Board of Directors has received any options pursuant to the Incentive Stock Option Plan.


     Pursuant to the Charter, the Board of Directors will be divided into three
(3) classes. All five members of the Board of Directors will initially be designated by the Related General Partners (the "Initial Directors") (Class Counsel has approved the initial Independent Directors chosen by the Related General Partners). After consummation of the Consolidation, the Board of Directors will be elected by the Stockholders of the Company. The Class I and Class II Directors will each consist of two Directors, one of whom in each class will be an Independent Director. The Class III Directors will consist of one Director.


     The term of the initial Class I Directors will terminate on the date of the 1998 annual meeting of Stockholders; the term of the initial Class II Directors will terminate on the date of the 1999 annual meeting of Stockholders and the term of the initial Class III Directors will terminate on the date of the 2000 annual meeting of stockholders. At each annual meeting of Stockholders, Directors of the Class to be elected shall be elected for a three-year term. Directors will hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The terms of the Initial Directors will commence on the Effective Date.

     The Charter provides that, subject to the right of the holders of any class of stock to elect additional directors under specified circumstances, directors may be removed upon the Majority Vote of Stockholders only for Cause prior to the fourth anniversary of the Effective Date, and with or without Cause after such anniversary.

Indemnification and Limitation of Liability

Officers and Directors

     Under the Maryland GCL, each director of the Company is required to perform his duties as a director in good faith, in a manner he reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Acts or omissions of a director not amounting to a violation of this statutory standard may not be the basis for imposition of any liability of the director, either for legal or equitable relief. Under Delaware Partnership law, the General Partners are accountable to the Partnerships and the BUC$holders as fiduciaries and consequently must exercise good faith and integrity in handing Partnership affairs. BUC$holders who have questions concerning the duties of the directors and officers with respect to the Company or the duties of the General Partners with respect to any of the Partnership should consult their counsel.

     The Maryland GCL requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The Maryland GCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation. In addition, the Maryland GCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation as authorized by the bylaws and (b) a written statement by or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

     The Charter contains provisions which eliminate the liability of its directors and officers to the maximum extent permitted by the Maryland GCL. In particular, the Charter authorizes the Company, to the maximum extent permitted by Maryland law, to obligate itself


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

to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer or
(b) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former director or officer of the Company. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

     By comparison, the Partnership Agreements generally provide for indemnification of the Related General Partners for losses arising out of any act or omission, provided that it was determined in good faith that such conduct was in the best interest of the Partnership and that such conduct did not constitute negligence, misconduct or a breach of fiduciary obligations to the BUC$holders.

     The rights of Stockholders against management of the Company in certain circumstances are more limited than the rights of BUC$holders against the Related General Partners.

     The Company will obtain a liability insurance policy for directors and officers of the Company. In addition, the Company will assume all indemnification obligations of the Participating Partnerships under the respective Partnership Agreements with respect to the General Partners and their affiliates. See "The Withdrawing/Terminated General Partners" below.

     The Company expects to enter into indemnification agreements with each of the Company's officers and directors. The indemnification agreements will require, among other things, that the Company indemnify its officers and directors to the fullest extent permitted by law, and advance to the officers and directors and expenses, subject to repayment if it is subsequently determined that indemnification is not permitted. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by provisions in the Charter and Bylaws, it provides greater assurance to directors and officers that indemnification will be available, because, as a contract, it cannot be modified unilaterally in the future by the Board of Directors or by the stockholders to eliminate the rights if provides. To the extent that the foregoing provisions concerning indemnification apply to actions arising under the Securities Act, the Company has been advised that, in the opinion of the Commission, such provisions are contrary to public policy and therefore are not enforceable.

The Withdrawing/Terminated General Partners.


     Pursuant to the P-B Purchase Agreement and as a condition to its withdrawal as a general partner of the Partnerships, the Company is required to assume the indemnification obligations of the Partnerships to the P-B General Partner. In this regard, the Company will enter into an indemnification agreement upon consummation of the Consolidation to provide the P-B General Partner with the same indemnity as that provided by the Partnerships with respect to claims against the P-B General Partner during the period in which it acted as a general partner (the "Tail Indemnity"). If the Consolidation is not consummated (or there is less than 100% Participation) and the P-B General Partner withdraws as a general partner of a Participating Partnership, the Partnership Agreement of such Partnership will be amended to confirm that the P-B General Partner is entitled to the Tail Indemnity.


     The Tail Indemnity does not permit the P-B General Partner to seek indemnification from the Company or the Partnerships for any liability, loss or damage incurred by the P-B General Partner arising out of, based upon, or otherwise related to the Litigation.

     The Company will also enter into agreements with the Related General Partners to provide the Related General Partners with similar tail indemnities.

                             CONFLICTS OF INTEREST

General

     Realty Insured Equity Associates, Inc., RIDC II, L.P., Related Equity Funding Inc., Partnership Monitoring Corporation and Related Federal Insured L.P. are the co-general partners of Insured I, Insured II, Eagle and Summit Preferred, respectively. Each of the Related General Partners is an affiliate of Related. The Related General Partners are subject to various conflicts of interest arising out of their relationship with the Company. The Related General Partners are subject to a conflict of interest in recommending to the BUC$holders that they not object to the Consolidation. The Related General Partners have interests and affiliations different from those of BUC$holders.

     The Related General Partners of each of the Partnerships have fiduciary duties to the Partnerships, in addition to the specific duties and obligations imposed upon them under the Partnership Agreements. Subject to the terms of the Partnership Agreements, the Related General Partners, in managing the affairs of the Partnership, are expected to exercise good faith, to use care and prudence and to act with an undivided duty of loyalty to the BUC$holders. Under these fiduciary duties, the Related General Partners are obligated to ensure that each Partnership is treated fairly and equitably in transactions with third parties, especially where consummation of such transactions may result in the interests of the Related General Partners being opposed to, or not aligned with, the interests of the BUC$holders. Accordingly, the Related General Partners are required to assess whether the Consolidation is fair and equitable, taking into account the unique characteristics of each Partnership (such as the Partnership's revenues and expenses and the prospects for increases or decreases in future cash flow) affecting the value of its assets, and comparing these factors against similar factors affecting the value of the assets held by the other Partnerships and the Related General Partners. As discussed in "BACKGROUND, BENEFITS OF, AND REASONS FOR, THE CONSOLIDATION" and "FAIRNESS," after consideration of the terms and conditions of the Consolidation, the Related General Partners recommend that BUC$holders not object to their Partnership's participation in the Consolidation.

Conflicts of Interest of the Related General Partners

     Substantial Benefits to Related General Partners. The Related General Partners initiated and participated in the structuring of the Consolidation and have conflicts of interest with respect to its completion, including the following: (i) the Related General Partners, each of which is an affiliate of Related, serve as general partners of each Partnership, which creates an inherent conflict of interest when they serve in such capacity for Participating Partnerships that have different interests; and (ii) the Consolidation affords a number of benefits to the Related General Partners, including the following: (a) if the Consolidation is consummated, the Related General Partners and Class Counsel would effect a settlement in connection with the Litigation, therefore, the Related General Partners are subject to a conflict of interest in recommending to the BUC$holders that they not object to the Consolidation; and
(b) the Advisor, an affiliate of Related, will enter into the Advisory Agreement, which the Company may not terminate, except for Cause, until the fourth anniversary of the Effective Date. Pursuant to the Advisory Agreement (and as a result of the Advisor's purchase of the P-B Interests), the Advisor will be entitled to receive from the Company approximately 75% of the aggregate annual fees currently paid by the Partnerships to the Related General Partners and the P-B General Partner. Therefore, although the aggregate annual fees payable by the Company (as compared to the Partnerships) will be reduced by approximately 25%, the Advisor's share of such fees will increase by approximately $200,000 per year.

     The Advisor will also have the ability, subject to the terms and conditions of the Advisory Agreement, to grow the Company's assets and thereby increase the amount of fees it can earn, including the Asset Management Fee, Acquisition Fee, Mortgage Selection Fee, Mortgage Placement Fee, and Special Distribution. If the Company were to utilize the maximum leverage permitted, the Advisor would be entitled to Acquisition Fees, Mortgage Selection Fees and Mortgage Placement Fees aggregating approximately $4,687,000 and increased annual Special Distributions and Asset Management Fees of approximately $468,700. Such additional fees will only be payable to the Advisor if and when the Company is able to acquire additional assets.

     Finally, pursuant to the Incentive Stock Option Plan, the Advisor may receive additional shares of Common Stock if the Company's distributions in any year exceed the pro forma distributions set forth in this Solicitation Statement. Similar to the BUC$holders, the Related General Partners and the Advisor will receive Shares and, therefore, will have enhanced their liquidity. Pursuant to the Amended Insured Partnership Agreements, however, the Advisor, as a holder of the Insured LP Interests, will be restricted from converting all of the Insured LP Interests into shares of Common Stock in order to preserve the partnership status of Insured I and Insured II.


     The General Partners of each Partnership are subject to a deficit restoration obligation ("DRO"). This obligation requires that upon liquidation of the respective Partnership or upon liquidation of a General Partner's interest therein, each General Partner must contribute to the Partnership the lesser of (i) the negative balance in its capital account, or (ii) the excess of
1.01 percent of the total original contributions of the Partnership over the total capital contributions of the General Partners.


     As of December 31, 1995, the General Partners' capital accounts in Insured I, Summit Preferred and Eagle were negative, while the General Partners' capital account in Insured II was positive. The Advisor will acquire one-half of the P-B General Partner's general partnership interest in each of the Partnerships, including one-half of the P-B General Partner's negative capital account in Insured I, Summit Preferred and Eagle, and one-half of the P-B General Partner's positive capital account in Insured II. With respect to Summit Preferred and Eagle, the Related General Partner and the Advisor may avail themselves of a "book-up" procedure, whereby the capital accounts of all partners are increased to equal the fair market value of the Partnership's assets. Depending on such fair market value, the Related General Partner's and the Advisor's negative capital account could be eliminated. However, if Summit Preferred and Eagle were liquidated as of the date of this Solicitation Statement, the gain to be allocated to the Related General Partners and the Advisor would be sufficient to eliminate their respective negative capital accounts.

Conflicts of Interest of the Company

     Future Dealings With Related General Partners and Affiliates. The Related General Partners have a financial interest in the consummation of the Consolidation, which creates an inherent conflict of interest in their recommending that BUC$holders not object to the Consolidation. The Related General Partners and their affiliates will realize certain economic benefits if the Consolidation is consummated, including the Advisor entering into the Advisory Agreement which is not cancelable for four years, other than for Cause. As is currently the case with the Partnerships, the Company will experience a conflict of interest if it acquires properties from, or makes loans to, affiliates of Related. Any such investments in properties will only be made with the approval of the Independent Directors; such mortgage investments will only be made after receipt of a fairness opinion from an independent advisor.

     Initial Company Directors and Officers. The Company's initial Board of Directors following the Consolidation will be comprised principally of persons associated with Related and officers of the Company are presently directors and officers of the Related General Partners. Owing to these relationships, such persons may not exercise the same degree of independence in conducting the Company's business with respect to the NonParticipating Partnerships as might be expected of persons having no prior business, professional or personal dealings with any of the Related General Partners or Related. These persons have, however, no agreement or understanding, written or oral, with any of the Related General Partners or their affiliates as to the manner in which they would exercise their duties and responsibilities as directors or officers of the Company and are expected to discharge such duties in the manner required by the Maryland GCL and without regard to whether Related General Partners or their affiliates have an interest in a proposed transaction with the Company. In addition, it is anticipated that the Advisor will retain affiliates of Related to provide the services which it is required to provide to the Company under the Advisory Agreement. See "MANAGEMENT."

Competition with Affiliates of the Company

     The Advisor and its affiliates (including officers, directors and/or partners for their own account or that of others) have formed and may in the future form other entities, some of which may have the same or similar investment objectives as the Company. Further, officers, directors, employees and affiliates of the Advisor may for their own account acquire properties and other real estate related assets similar to those acquired by the Company, provided, however, that the Advisor shall be obligated to present to the Company any suitable investment opportunity before acquiring it for its own account.

     Various other entities may in the future be formed by the Related General Partner or its affiliates to engage in business which may be competitive with the Company and which may have the same management as the Company. To the extent that other publicly-offered programs with similar investment objectives have funds available for investment at the same time as the Company, and/or an investment is potentially suitable for more than one such entity, conflicts of interest will arise as to which entity should acquire the investment. In such situations the Advisor and its affiliates will review the investment portfolio of each such entity and will make the decision as to which such entity will acquire the investment on the basis of such factors as the effect of the acquisition on each such entity's portfolio and objectives, the amount of funds available and the then length of time such funds have been available for investment, and the cash requirements of each such entity. If funds should be available to two or more publicly-offered programs to purchase a given investment and the other factors enumerated above have been evaluated and deemed equally applicable to each entity, then the affiliates will acquire such investment for the publicly-offered programs on a basis of rotation with the initial order of priority determined by the dates of formation of the entities.


     As of the date hereof, an affiliate of Related acts as the Advisor to American Mortgage Investors Trust ("AMIT"), a real estate investment trust which was formed to invest in participating mortgage loans which are insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. AMIT has fully invested the proceeds raised in its public offering which terminated in November 1994.


Conflicts of Interest of Class Counsel


     As part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase, if any, as of the Anniversary Date in the capitalization of the Company, based upon the difference between (i) the trading prices of the Company's Shares on the Anniversary Date and (ii) the trading prices of the Units and the asset values of the Partnerships prior to the Effective Date. One-half of such fees, if any, will be paid in the form of Restricted Securities (restricted only with respect to the sale, assignment, pledge or other transfer of such securities) and the remaining one-half of such fees will be paid in the form of Unrestricted Securities. The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. The Counsel's Fee Shares will be distributed to Class Counsel quarterly in eight equal distributions commencing thirty days after the Anniversary Date and restrictions on the Restricted Securities expire one year from the date of issuance. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT--Security Ownership of Certain Beneficial Owners."

                             FINANCIAL INFORMATION

                        INDEX TO FINANCIAL INFORMATION


                                                                           Page
                                                                         ------
Selected Financial Data ..................................................   101

Management's Discussion and Analysis of Results of
  Operations and Liquidity and Capital Resources.............See Insured I below

Pro Forma Financial Information
  Introduction to Pro Forma Consolidated Financial
  Statements for the Three Months Ended March 31,
  1997 and the Year Ended December 31, 1996 ..............................   104

100% Participation
  Pro Forma Consolidated Balance Sheet as of
  March 31, 1997 (100% Participation) ....................................   105

Pro Forma Consolidated Income Statements for the
  Three Months Ended March 31, 1997 and the Year
  Ended December 31, 1996 (100% Participation) ...........................   106

Pro Forma Statements of Cash Flows for the Three
  Months Ended March 31, 1997 and the Year Ended
  December 31, 1996 (100% Participation) .................................   108

Supplemental Pro Forma Per Share/Unit Data for the
  Three Months Ended March 31, 1997 and the Year
  Ended December 31, 1996 (100% Participation) ...........................   110

Notes to Pro Forma Financial Statements for the Three
  Months Ended March 31, 1997 and the Year Ended
  December 31, 1996 (100% Participation) .................................   111

Minimum Participation (including Insured II)
  Pro Forma Consolidated Balance Sheet as of March 31,
  1997 (Minimum Participation including Insured II) ......................   114

Pro Forma Consolidated Income Statements for the
  Three Months Ended March 31, 1997 and the Year
  Ended December 31, 1996 (Minimum Participation
  including Insured II) ..................................................   115

Pro Forma Statements of Cash Flows for the Three
  Months Ended March 31, 1997 and the Year Ended
  December 31, 1996 (Minimum Participation including
  Insured II) ............................................................   117

Supplemental Pro Forma Per Share/Unit Data for the
  Three Months Ended March 31, 1997 and the Year
  Ended December 31, 1996 (Minimum Participation
  including Insured II) ..................................................   119

Notes to Pro Forma Financial Statements for the Three
  Months Ended March 31, 1997 and the Year Ended
  December 31, 1996 (Minimum Participation including
  Insured II) ............................................................   120

Minimum Participation (including Eagle)
  Pro Forma Consolidated Balance Sheet as of March
  31, 1997 (Minimum Participation including Eagle) .......................   122

Pro Forma Consolidated Income Statements for the
  Three Months Ended March 31, 1997 and the Year
  Ended December 31, 1996 (Minimum Participation
  including Eagle) .......................................................   123

Pro Forma Statements of Cash Flows for the Three
  Months Ended March 31, 1997 and the Year Ended
  December 31, 1996 and (Minimum Participation
  including Eagle) .......................................................   125

Supplemental Pro Forma Per Share/Unit Data for the
  Three Months Ended March 31, 1997 and the Year
  Ended December 31, 1996 (Minimum Participation
  including Eagle) .......................................................   127

Notes to Pro Forma Financial Statements for the Three
  Months Ended March 31, 1997 and the Year Ended
  December 31, 1996 (Minimum Participation including
  Eagle) .................................................................   128

The Company
  Independent Auditors' Report ...........................................   130

Balance Sheets of the Company as of March 31, 1997
  (Unaudited) and December 31, 1996 ......................................   131

 Notes to Balance Sheets .................................................   132

The Advisor
Independent Auditors' Report .............................................   134

Balance Sheets of the Advisor (a limited liability
  company) as of March 31, 1997 (Unaudited) and
  December 31, 1996 ......................................................   135

Notes to Balance Sheets ..................................................   136

Insured I

December 31, 1996

Independent Auditors' Report .............................................   137

Statements of Financial Condition as of December 31,
  1996 and 1995 ..........................................................   138

Statements of Income--Years ended December 31, 1996,
  1995 and 1994 ..........................................................   139

Statements of Changes in Partners' Capital
  (Deficit)--Years ended December 31, 1996, 1995 and 1994 ................   140


Statements of Cash Flows--Years ended December 31,
  1996, 1995 and 1994 ....................................................   141

Notes to Financial Statements ............................................   142

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   148

March 31, 1997

Statements of Financial Condition (Unaudited) as of
  March 31, 1997 and December 31, 1996 ...................................   151

Statements of Income (Unaudited)--Three months ended
  March 31, 1997 and 1996 ................................................   152

Statements of Changes in Partners' Capital (Deficit)
  (Unaudited)--Three months ended March 31, 1997 .........................   153

Statements of Cash Flows (Unaudited)--Three months
  ended March 31, 1997 and 1996 ..........................................   154

Notes to Financial Statements ............................................   155

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   159

Insured II

December 31, 1996

Independent Auditors' Report .............................................   161

Statements of Financial Condition as of December 31,
  1996 and 1995 ..........................................................   162

Statements of Income--Years ended December 31, 1996,
  1995 and 1994 ..........................................................   163

Statements of Changes in Partners' Capital
  (Deficit)--Years ended December 31, 1996, 1995 and 1994 ................   164

Statements of Cash Flows--Years ended December 31,
  1996, 1995 and 1994 ....................................................   165

Notes to Financial Statements ............................................   166

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   172

March 31, 1997

Statements of Financial Condition (Unaudited) as of
  March 31, 1997 and December 31, 1996 ...................................   174

Statements of Income (Unaudited)--Three months ended
  March 31, 1997 and 1996 ................................................   175

Statements of Changes in Partners' Capital (Deficit)
  (Unaudited)--Three months ended March 31, 1997 .........................   176

Statements of Cash Flows (Unaudited)--Three months
  ended March 31, 1997 and 1996 ..........................................   177

Notes to Financial Statements ............................................   178

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   181

Summit Preferred

December 31, 1996

Independent Auditors' Report .............................................   183

Statements of Financial Condition as of December 31,
  1996 and 1995 ..........................................................   184

Statements of Income--Years ended December 31, 1996,
  1995 and 1994 ..........................................................   185

Statements of Changes in Partners' Capital
  (Deficit)--Years ended December 31, 1996, 1995 and
  1994  ..................................................................   186


Statements of Cash Flows--Years ended December 31,
  1996, 1995 and 1994 ....................................................   187

Notes to Financial Statements ............................................   188

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   193

March 31, 1997

Statements of Financial Condition (Unaudited) as of
  March 31, 1997 and December 31, 1996 ...................................   195

Statements of Income (Unaudited)--Three months ended
  March 31, 1997 and 1996 ................................................   196

Statements of Changes in Partners' Capital (Deficit)
  (Unaudited)--Three months ended March 31, 1997 .........................   197

Statements of Cash Flows (Unaudited)--Three months
  ended March 31, 1997 and 1996 ..........................................   198

Notes to Financial Statements ............................................   199

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   203

Eagle

December 31, 1996

Independent Auditors' Report .............................................   204

Statements of Financial Condition as of December 31,
  1996 and 1995 ..........................................................   205

Statements of Income--Years ended December 31, 1996,
  1995 and 1994 ..........................................................   206

Statements of Changes in Partners' Capital
  (Deficit)--Years ended December 31, 1996, 1995 and 1994   ..............   207

Statements of Cash Flows--Years ended December 31,
  1996, 1995 and 1994 ....................................................   208

Notes to Financial Statements ............................................   209

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   214

March 31, 1997

Statements of Financial Condition (Unaudited) as of
  March 31, 1997 and December 31, 1996 ...................................   217

Statements of Income (Unaudited)--Three months ended
  March 31, 1997 and 1996 ................................................   218

Statements of Changes in Partners' Capital (Deficit)
  (Unaudited)--Three months ended March 31, 1997 .........................   219

Statements of Cash Flows (Unaudited)--Three months
  ended March 31, 1997 and 1996 ..........................................   220

Notes to Financial Statements ............................................   221

Management's Discussion and Analysis of Operations
  and Liquidity and Capital Resources ....................................   224

Selected Financial Data

     The following table sets forth selected financial data on a pro forma basis for the Company (assuming 100% Participation, Minimum Participation (including Insured II) and Minimum Participation (including Eagle)), and on a historical basis for Insured I. The table should be read in conjunction with the unaudited pro forma financial information and with the financial statements and notes thereto of the Partnerships included in this section of the Solicitation Statement.

     The following unaudited pro forma operating and other data have been prepared to reflect the Consolidation and related transactions as if such transactions had occurred on January 1, 1996. The unaudited pro forma balance sheet data has been prepared assuming that the Consolidation and related transactions had occurred on March 31, 1997. The Consolidation will be accounted for using the purchase method of accounting. Under this method, the Participating Partnership with the BUC$holder group receiving the largest ownership in the Company (in this case for all three scenarios, Insured I) will be deemed to be the acquirer. As the surviving entity for accounting purposes, Insured I's assets and liabilities will be recorded by the Company at their historical cost, with the assets and liabilities of the other Participating Partnerships recorded at their estimated fair values, using the Adjusted Net Asset Values. In the opinion of the Related General Partners, all adjustments necessary to reflect the effects of the Consolidation and related transactions have been made.

                            SELECTED FINANCIAL DATA


                                                                     As of and for the Year Ended December 31,
                                                          ----------------------------------------------------------------
                                                                                Insured I Historical
                                                          ----------------------------------------------------------------
                                                             1992         1993         1994         1995         1996
                                                          ------------ ------------ ------------ ------------ ------------
OPERATING DATA:
Total revenues                                              $8,710,091   $8,907,984   $9,272,415   $9,081,226   $9,224,030
Total expenses                                   (G)         6,143,055    6,457,832    6,563,660    6,790,935    6,797,394
Minority interest in operating partnerships                         --           --           --           --           --
Net income                                                   2,567,036    2,450,152    2,708,755    2,290,291    2,426,636
Distributions to limited partners                            4,177,652    3,700,004    3,600,003    3,600,005    3,600,005

BALANCE SHEET DATA:
Cash and cash equivalents                                      937,686    1,081,265    1,433,699    2,057,134    2,398,013
Total assets at book value                                  83,328,533   81,104,315   79,552,661   77,862,045   75,842,337
Notes payable                                                5,976,244    5,976,244    5,959,212    5,792,615    5,565,841
Total liabilities                                (C)         7,721,362    7,219,644    7,030,876    7,121,610    6,746,907
Partners' capital/Shareholders' equity           (D)        75,607,171   73,884,671   72,521,785   70,740,435   69,095,430
Net assets at Consolidation value                (B)               N/A          N/A          N/A          N/A          N/A

OTHER DATA:
Net increase in cash and cash equivalents                      329,605      143,579      352,434      623,435      340,879
Net cash provided by operating activities                    5,371,815    4,562,847    5,054,997    5,057,000    5,108,069
Ratio of earnings to fixed charges                                5.59         5.27         6.13         5.15         5.57
Ratio of earnings to total assets                                 0.03         0.03         0.03         0.03         0.03
Book value per $1,000 of Original Investment     (A)            757.99       740.94       727.44       709.81       693.52
Book value per share at Consolidation value      (H)               N/A          N/A          N/A          N/A          N/A
Earnings per $1,000 of Original Investment       (A)(F)          21.10        19.95        22.51        18.36        19.71
Earnings per share--pro forma                    (I)               N/A          N/A          N/A          N/A          N/A
Distribution per $1,000 of Original Investment   (A)(E)          41.78        37.00        36.00        36.00        36.00


                                                               As of and for the Year Ended December 31,
                                                        -----------------------------------------------------
                                                                  1996 Pro Forma of the Company
                                                        -----------------------------------------------------
                                                             100%            Minimum           Minimum
                                                        Participation   Participation((1)) Participation((2))
                                                        --------------- ------------------ ------------------
OPERATING DATA:
Total revenues                                          $14,933,341      $11,655,295        $11,998,154
Total expenses                                    (G)     8,732,609        8,284,766          7,038,810
Minority interest in operating partnerships                 437,504          437,260            342,751
Net income                                                5,763,228        2,933,269          4,616,593
Distributions to limited partners                         7,901,476        4,750,184          6,340,492

BALANCE SHEET DATA:
Cash and cash equivalents                                       N/A              N/A                N/A
Total assets at book value                                      N/A              N/A                N/A
Notes payable                                                   N/A              N/A                N/A
Total liabilities                                 (C)           N/A              N/A                N/A
Partners' capital/Shareholders' equity            (D)           N/A              N/A                N/A
Net assets at Consolidation value                 (B)           N/A              N/A                N/A

OTHER DATA:
Net increase in cash and cash equivalents                   204,143          128,237            423,471
Net cash provided by operating activities                 9,529,262        6,389,875          7,707,954
Ratio of earnings to fixed charges                             8.67             5.12               8.48
Ratio of earnings to total assets                               N/A              N/A                N/A
Book value per $1,000 of Original Investment      (A)           N/A              N/A                N/A
Book value per share at Consolidation value       (H)           N/A              N/A                N/A
Earnings per $1,000 of Original Investment        (A)(F)      32.07(J)         23.44(J)           32.70(J)
Earnings per share--pro forma                     (I)          0.72             0.57               0.73
Distribution per $1,000 of Original Investment    (A)(E)      44.22(J)         37.96(J)           45.16(J)

--------------

((1)) Minimum participation--Insured I (historical) and Insured II (fair value)

((2)) Minimum participation--Insured I (historical) and Eagle (fair value)


(A) On the historical information and on the pro forma, the respective calculations have been presented using the base of $1,000 of Original Investment, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable. For comparison of historical to pro forma distribution on a Partnership by Partnership basis see Distribution Comparison table (page 56).


(B) Net assets at Consolidation value reflect adjustment of the book value of assets and liabilities to the values assigned for purposes of the Consolidation. This disclosure is informational only; the assets and liabilities of the Company will be recorded at the carrying values for Insured I and fair values for Insured II, Summit Preferred and Eagle.

(C) Pro Forma Total liabilities reflect the accrual of the Consolidation Expenses loan of $1,205,000, $767,615, and $951,765 for 100%
      Participation, Minimum Participation (1) and Minimum Participation (2), respectively.

(D) Pro Forma Shareholders' equity reflects the change in the respective percentage ownership interest of BUC$holders and the General Partners.

(E) Pro Forma Distributions reflect additional distributions after taking into account the reduction in fees payable to the General Partners, decrease in general & administrative expenses and increase in additional interest expense expected to be incurred as a result of financing.

(F) Earnings per $1,000 of Original Investment has been calculated over a per $1,000 of Original Investment basis, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable.

(G) Total pro forma expenses after the Consolidation include management fees which were recorded as special distributions prior to the Consolidation.

(H) Book value per share at Consolidation value using pro forma March 31, 1997 total shareholders' equity over the number of Shares assumed to be outstanding upon Consolidation (8,050,702, 5,111,494, and 6,365,271 shares at 100% Participation, Minimum Participation(1) and Minimum
      Participation(2), respectively).

(I) Pro forma earnings per share has been calculated using the number of Shares assumed to be outstanding upon Consolidation, as in Note (H) above.

(J) Original capital has been adjusted for Eagle to reflect distribution of proceeds from a prepayment of mortgage receivable due to the sale of Tivoli Lakes in 1994. Such distribution equals $4.70 per Unit. Each $1,000 of Original Investment (net of such prepayment proceeds) equals 65.3595 Units.

                            SELECTED FINANCIAL DATA




                                                          As of and for the Three
                                                            Months Ended March 31,
                                                          -------------------------
                                                            Insured I Historical
                                                          -------------------------
                                                             1996         1997
                                                          ------------ ------------
OPERATING DATA:
Total revenues                                              $2,323,747   $2,470,884
Total expenses                                   (G)         1,964,634    1,473,654
Minority interest in operating partnerships                         --           --
Net income                                                     359,113      997,230
Distributions to limited partner                               900,001      900,001

BALANCE SHEET DATA:
Cash and cash equivalents                                    2,464,004    2,717,373
Total assets at book value                                  77,097,098   75,687,007
Notes payable                                                5,736,659    5,309,039
Total liabilities                                (C)         7,015,460    6,612,257
Partners' capital/Shareholders' equity           (D)        70,081,638   69,074,750
Net assets at Consolidation value                (B)               N/A          N/A

OTHER DATA:
Net increase in cash and cash equivalents                      406,870      319,360
Net cash provided by operating activities                    1,580,277    1,622,268
Ratio of earnings to fixed charges                                3.66         9.17
Ratio of earnings to total assets                                 0.00         0.01
Book value per $1,000 of Original Investment     (A)            703.29       693.32
Book value per share at Consolidation value      (H)               N/A          N/A
Earnings per $1,000 of Original Investment       (A)(F)           2.48         8.80
Earnings per share--pro forma                    (I)               N/A          N/A
Distribution per $1,000 of Original Investment   (A)(E)           9.00         9.00

                                                           As of and for the Three Months Ended March 31,
                                                        ----------------------------------------------------
                                                                   1997 Pro Forma of the Company
                                                        ----------------------------------------------------
                                                             100%            Minimum           Minimum
                                                        Participation   Participation((1)) Participation((2))
                                                        --------------- ------------------ ------------------
OPERATING DATA:
Total revenues                                          $ 3,901,630       $3,068,640        $ 3,146,008
Total expenses                                  (G)       2,048,729        1,931,122          1,561,493
Minority interest in operating partnerships                 110,967          110,930             88,479
Net income                                                1,741,934        1,026,588          1,496,036
Distributions to limited partner                          1,909,843        1,167,507          1,526,020

BALANCE SHEET DATA:
Cash and cash equivalents                                 5,572,466        3,977,210          4,013,870
Total assets at book value                              138,523,826       93,903,404        110,714,576
Notes payable                                             7,871,546        7,434,161          6,260,804
Total liabilities                               (C)      10,267,159        9,297,477          7,730,620
Partners' capital/Shareholders' equity          (D)     127,487,155       83,836,415        102,461,351
Net assets at Consolidation value               (B)     121,463,086       77,374,961         95,937,140

OTHER DATA:
Net increase in cash and cash equivalents                   162,362           62,020            387,370
Net cash provided by operating activities                 2,759,678        1,943,855          2,258,018
Ratio of earnings to fixed charges                            11.06             7.28              11.42
Ratio of earnings to total assets                              0.01             0.01               0.01
Book value per $1,000 of Original Investment    (A)          709.52(J)        669.94(J)          725.74(J)
Book value per share at Consolidation value     (H)           15.84            16.40              16.10
Earnings per $1,000 of Original Investment      (A)(F)         9.69(J)          8.20(J)           10.60(J)
Earnings per share--pro forma                   (I)            0.22             0.20               0.24
Distribution per $1,000 of Original Investment  (A)(E)        10.69(J)          9.33(J)           10.87(J)

--------------

((1)) Minimum participation--Insured I (historical) and Insured II (fair value)

((2)) Minimum participation--Insured I (historical) and Eagle (fair value)


(A) On the historical information and on the pro forma, the respective calculations have been presented using the base of $1,000 of Original Investment, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable. For comparison of historical to pro forma distribution on a Partnership by Partnership basis see Distribution Comparison table (page 56).


(B) Net assets at Consolidation value reflect adjustment of the book value of assets and liabilities to the values assigned for purposes of the Consolidation. This disclosure is informational only; the assets and liabilities of the Company will be recorded at the carrying values for Insured I and fair values for Insured II, Summit Preferred and Eagle.

(C) Pro Forma Total liabilities reflect the accrual of the Consolidation Expenses loan of $1,205,000, $767,615, and $951,765 for 100%
      Participation, Minimum Participation (1) and Minimum Participation (2), respectively.

(D) Pro Forma Shareholders' equity reflects the change in the respective percentage ownership interest of BUC$holders and the General Partners.

(E) Pro Forma Distributions reflect additional distributions after taking into account the reduction in fees payable to the General Partners, decrease in general & administrative expenses and increase in additional interest expense expected to be incurred as a result of financing.

(F) Earnings per $1,000 of Original Investment has been calculated over a per $1,000 of Original Investment basis, adjusted for the 1994 return of capital of $235 per $1,000 Original Investment to BUC$holders of Eagle as a result of the Tivoli Lakes prepayment of mortgage receivable.

(G) Total pro forma expenses after the Consolidation include management fees which were recorded as special distributions prior to the Consolidation.

(H) Book value per share at Consolidation value using pro forma March 31, 1997 total shareholders' equity over the number of Shares assumed to be outstanding upon Consolidation (8,050,702, 5,111,494, and 6,365,271 shares at 100% Participation, Minimum Participation (1) and Minimum Participation
      (2), respectively).

(I) Pro forma earnings per share has been calculated using the number of Shares assumed to be outstanding upon Consolidation, as in Note (H) above.

(J) Original capital has been adjusted for Eagle to reflect distribution of proceeds from a prepayment of mortgage receivable due to the sale of Tivoli Lakes in 1994. Such distribution equals $4.70 per Unit. Each $1,000 of Original Investment (net of such prepayment proceeds) equals 65.3595 Units.

                        PRO FORMA FINANCIAL INFORMATION

Introduction

     Given the structure of the proposed Consolidation, the composition of the Company after the Consolidation will differ depending on the number of Partnerships that elect to participate in the Consolidation.

     To assist BUC$holders in analyzing the Consolidation, three sets of pro forma financial statements, have been prepared to show the impact of the Consolidation based upon three assumptions regarding the Partnerships' participation in the Consolidation. The first set of pro forma financial statements assumes 100% Participation while the two Minimum Participation scenarios assume only certain of the Partnerships participate.

     The pro forma balance sheet of the Company has been prepared as if the Consolidation was consummated on March 31, 1997. The pro forma statements of operations and cash flows of the Company for the year ended December 31, 1996 and the three months ended March 31, 1997 assume that the Consolidation was consummated on January 1, 1996. The Consolidation will be accounted for using the purchase method of accounting. Under this method, the Participating Partnership with the BUC$holder group receiving the largest ownership in the Company (in this case for all three scenarios, Insured I) will be deemed to be the acquirer. As the surviving entity for accounting purposes, Insured I's assets and liabilities will be recorded by the Company at their historical cost, with the assets and liabilities of the other Participating Partnerships recorded at their estimated fair values, using the Adjusted Net Asset Values.

     The pro forma financial statements are based upon available information and upon certain assumptions, as set forth in the notes to pro forma financial statements, that management of the Company believes are reasonable in the circumstances.

     These statements do not purport to represent what the Company's financial position, results of operations or cash flows would actually have been if the Consolidation in fact had occurred on such dates or at the beginning of such periods or the Company's financial position, results of operations or cash flows for any future date or period.

                     Aegis Realty, Inc.--Full Participation
                      Pro Forma Consolidated Balance Sheet
                              As of March 31, 1997
                                   Unaudited
                             (Dollars in Thousands)


                                               Insured I-At     Insured II-At      Preferred-At        Eagle-At
                                             Historical Cost   Historical Cost   Historical Cost   Historical Cost
                                             ----------------- ----------------- ----------------- -----------------
ASSETS
Property and equipment                           $70,242           $18,715            $   --           $    --
Cash and cash equivalents                          2,717             1,260               299             1,296
Deferred insurance costs                           1,251               536                --                --
Investment in mortgage loans                          --                --                --            27,586
Investments in operating partnerships                 --                --             7,223                --
Loan receivable from affiliate                        --                --                --             3,060
Other assets                                       1,477               471                10             1,132
                                                 -------           -------            ------           -------
Total assets                                     $75,687           $20,982            $7,532           $33,074
                                                 =======           =======            ======           =======
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                    $ 5,309           $ 1,358            $   --           $    --
Other liabilities                                  1,303               560               366               166
                                                 -------           -------            ------           -------
Total liabilities                                  6,612             1,918               366               166
                                                 -------           -------            ------           -------
Minority interest in operating
 partnership                                          --                --                --                --
                                                 -------           -------            ------           -------
Partners' capital (deficit):
Limited partners                                  69,332            19,144             7,254            33,246
General partners                                    (257)              (80)              (88)             (338)
                                                 -------           -------            ------           -------
Total partners' capital                           69,075            19,064             7,166            32,908
                                                 -------           -------            ------           -------
Total liabilities and partners' capital          $75,687           $20,982            $7,532           $33,074
                                                 =======           =======            ======           =======

See accompanying notes to pro forma consolidated financial statements.

                                                                                       Insured I At
                                                                                     Historical Cost,
                                                                    Purchase        Insured II, Summit      Consolidation
                                                                   Accounting          Preferred and         Transaction
                                                Historical          Pro Forma         Eagle, At Fair          Pro Forma
                                             Combined Totals       Adjustments             Value             Adjustments
                                             ----------------- -------------------- -------------------- ---------------------
ASSETS
Property and equipment                           $ 88,957       $     (1,977) (a)        $ 86,980
Cash and cash equivalents                           5,572                                   5,572
Deferred insurance costs                            1,787               (536) (a)           1,251
Investment in mortgage loans                       27,586              2,881  (c)          30,467
Investments in operating partnerships               7,223              2,072  (b)           9,295
Loan receivable from affiliate                      3,060                                   3,060
                                                                        (928) (c)
                                                                         (10) (b)
Other assets                                        3,090               (253) (a)           1,899
                                                 --------                                --------
Total assets                                     $137,275                                $138,524
                                                 ========                                ========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                    $  6,667                                $  6,667           $   1,205  (e)
Other liabilities                                   2,395                                   2,395
                                                 --------                                --------
Total liabilities                                   9,062                                   9,062
                                                 --------                                --------
Minority interest in operating
 partnership                                           --                                      --                 770  (f)
                                                 --------                                --------
                                                                       1,914  (c)
                                                                      ------
Partners' capital (deficit):                                           2,021  (b)
Limited partners                                  128,976             (2,711) (a)         130,200            (130,200) (d)
                                                                          39  (c)
                                                                          41  (b)
General partners                                     (763)               (55) (a)            (738)                738  (d)
                                                 --------                                --------
Total partners' capital                           128,213                                 129,462
                                                 --------                                --------
Total liabilities and partners' capital          $137,275                                $138,524
                                                 ========                                ========
Shareholders' equity:
Common Stock; $.01 par value;
 50,000,000 share authorized; 8,050,702
 shares issued and outstanding                                                                                     81  (d)
                                                                                                                 (770) (f)
Additional paid in capital                                                                                     (1,205) (e)
Total shareholders' equity                                                                                    129,381  (d)
Total liabilities and shareholders' equity



                                             The Company
                                              Pro Forma
                                             ------------
ASSETS
Property and equipment                         $ 86,980
Cash and cash equivalents                         5,572
Deferred insurance costs                          1,251
Investment in mortgage loans                     30,467
Investments in operating partnerships             9,295
Loan receivable from affiliate                    3,060
Other assets                                      1,899
                                               ---------
Total assets                                   $138,524
                                               =========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                  $  7,872
Other liabilities                                 2,395
                                               ---------
Total liabilities                                10,267
                                               ---------
Minority interest in operating
partnership                                         770
                                               ---------
Partners' capital (deficit):
Limited partners                               $     --
General partners                                     --
                                               ---------
Total partners' capital                              --
                                               ---------
Total liabilities and partners' capital        $     --
                                               =========
Shareholders' equity:
Common Stock; $.01 par value;
50,000,000 share authorized; 8,050,702
shares issued and outstanding                  $     81
Additional paid in capital
Total shareholders' equity                      127,406
                                               ---------
                                                127,487
                                               ---------
Total liabilities and shareholders' equity     $138,524
                                               =========

                     Aegis Realty, Inc.--Full Participation
                    Pro Forma Consolidated Income Statement
                   For the Three Months Ended March 31, 1997
                                   Unaudited
                (Dollars in thousands except per share amounts)

                                                    Insured II, Summit
                                   Insured I -     Preferred and Eagle   Total Historical      Pro Forma  The Company
                                 Historical Cost    - Historical Cost      Partnerships       Adjustments  Pro Forma
                                 ----------------- --------------------- ------------------ ------------- ------------
REVENUES
Rental income                        $1,942               $  459              $2,401                        $2,401
Recovery of common area
 maintenance charges                    207                   61                 268                           268
Real estate tax reimbursements          260                   70                 330                           330
Interest income from mortgage
 loans                                   --                  613                 613         $ (23) (j)        590
Interest income from loan
 receivable from affiliate               --                   71                  71                            71
Income from equity investments           --                  174                 174           (17) (j)        157
Other                                    61                   24                  85                            85
                                     ------                ------             ------                        ------
 Total revenues                       2,470                1,472               3,942                         3,902
                                     ------                ------             ------                        ------
EXPENSES
General and administrative              294                  166                 460           (23) (g)        437
Asset management fee                     --                   --                  --            39  (h)         39
Repairs and maintenance                 275                  126                 401                           401
Real estate taxes                       268                   93                 361                           361
Interest                                122                   24                 146            27  (i)        173
Depreciation and amortization           620                  157                 777           (63) (j)        714
Other                                  (106)                  30                 (76)                          (76)
                                     ------                ------             ------                        ------
 Total expenses                       1,473                  596               2,069                         2,049
                                     ------                ------             ------                        ------
Net income before minority
 interest                               997                  876               1,873                         1,853
                                     ------                ------             ------                        ------
Minority interest in operating
 partnerships                            --                   --                  --           111  (k)        111
                                     ------                ------             ------                        ------
Net income                           $  997                $ 876              $1,873                        $1,742
                                     ======                ======             ======                        ======

Net income per share, 8,050,702 shares outstanding during the period                                        $ 0.22
                                                                                                            ======

     See accompanying notes to pro forma consolidated financial statements.

                     Aegis Realty, Inc.--Full Participation
                     Pro Forma Consolidated Income Statement
                      For the Year Ended December 31, 1996
                                    Unaudited
                 (Dollars in thousands except per share amounts)

                                                    Insured II, Summit
                                   Insured I -     Preferred and Eagle   Total Historical      Pro Forma      The Company
                                 Historical Cost    - Historical Cost      Partnerships       Adjustments      Pro Forma
                                 ----------------- --------------------- ------------------ ----------------- ------------
REVENUES
Rental income                         $7,097              $1,867              $ 8,964                           $ 8,964
Recovery of common area
 maintenance charges                     828                 243                1,071                             1,071
Real estate tax reimbursements         1,041                 279                1,320                             1,320
Interest income from mortgage
 loans                                    --               2,534                2,534        $ (90) (j)           2,444
Interest income from loan
 receivable from affiliate                --                 288                  288                               288
Income from equity investments            --                 566                  566          (69) (j)             497
Other                                    257                  90                  347                               347
                                      -------             -------              -------                           -------
 Total revenues                        9,223               5,867               15,090                            14,931
                                      -------             -------              -------                           -------
EXPENSES
General and administrative             1,313                 676                1,989         (199) (g)           1,790
Asset management fee                      --                  --                   --          155  (h)             155
Repairs and maintenance                  892                 283                1,175                             1,175
Real estate taxes                      1,075                 369                1,444                             1,444
Interest                                 532                 111                  643          108  (i)             751
Depreciation and amortization          2,758                 628                3,386         (252) (j)           3,134
Other                                    226                  55                  281                               281
                                      -------             -------              -------                           -------
 Total expenses                        6,796               2,122                8,918                             8,730
                                      -------             -------              -------                           -------
Net income before minority
 interest                              2,427               3,745                6,172                             6,201
                                      -------             -------              -------                           -------
Minority interest in operating
 partnerships                             --                  --                   --          438  (k)             438
                                      -------             -------              -------                           -------
Net income                            $2,427              $3,745              $ 6,172                           $ 5,763
                                      =======             =======              =======                           =======

Net income per share, 8,050,702 shares outstanding during the period                                            $  0.72
                                                                                                                 =======


     See accompanying notes to pro forma consolidated financial statements.

                     Aegis Realty, Inc.--Full Participation
                       Pro Forma Consolidated Cash Flows
                    For the Three Months Ended March 31, 1997
                                    Unaudited
                             (Dollars in thousands)


                                                            Insured II, Summit
                                           Insured I -     Preferred and Eagle,
                                         Historical Cost     At Fair Value (n)
                                         ----------------- ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                  $   997              $   899
                                            --------             --------
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Depreciation and amortization                  620                  134
 Minority interest in operating
  partnerships                                   --                   --
 Changes in operating assets
  and liabilities:
  Increase in other assets                     (117)                  (3)
  Increase in other liabilities                 122                  131
  Distributions from investments
   in excess of net income                       --                   20
                                            --------             --------
Total adjustments                               625                  282
                                            --------             --------
Net cash provided by operating
 activities                                   1,622                1,181
                                            --------             --------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and
 equipment                                       (5)                (286)
Leasing commissions paid                        (23)                 (15)
Principal payments received on
 mortgage loans                                  --                   37
                                            --------             --------
Net cash used in investment activities          (28)                (264)
                                            --------             --------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                    (257)                 (16)
Increase in loan payable                         --                   --
Payment of transactional costs                   --                   --
Distributions paid                           (1,018)              (1,058)
                                            --------             --------
Net cash used in financing activities        (1,275)              (1,074)
                                            --------             --------
Net increase (decrease) in cash and
 cash equivalents                               319                 (157)
Cash and cash equivalents at
 beginning of period                          2,398                3,012
                                            --------             --------
Cash and cash equivalents at end
 of period                                  $ 2,717              $ 2,855
                                            ========             ========



                                         Total Adjusted       Pro Forma      The Company
                                          Partnerships       Adjustments      Pro Forma
                                         ---------------- ------------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES                      $(111) (m)
                                                            (27) (l)
                                                            (39) (l)
Net income                                   $ 1,896         23  (l)           $ 1,742
                                             -------                           -------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Depreciation and amortization                   754                               754
 Minority interest in operating
  partnerships                                    --        111  (m)               111
 Changes in operating assets
  and liabilities:
  Increase in other assets                      (120)                             (120)
  Increase in other liabilities                  253                               253
  Distributions from investments
   in excess of net income                        20                                20
                                             -------                           -------
Total adjustments                                907                             1,018
                                             -------                           -------
Net cash provided by operating
 activities                                    2,803                             2,760
                                             -------                           -------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and
 equipment                                      (291)                             (291)
Leasing commissions paid                         (38)                              (38)
Principal payments received on
 mortgage loans                                   37                                37
                                             -------                           -------
Net cash used in investment activities          (292)                             (292)
                                             -------                           -------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                     (273)                             (273)
Increase in loan payable                          --      1,205  (l)             1,205
Payment of transactional costs                    --     (1,205) (l)            (1,205)
Distributions paid                            (2,076)        27  (l)            (2,033)
                                                             39  (l)
                                                            (23) (l)
                                             -------     -----------           -------
Net cash used in financing activities         (2,349)                           (2,306)
                                             -------                           -------
Net increase (decrease) in cash and
 cash equivalents                                162                               162
Cash and cash equivalents at
 beginning of period                           5,410                             5,410
                                             -------                           -------
Cash and cash equivalents at end
 of period                                   $ 5,572                           $ 5,572
                                             =======                           =======

     See accompanying notes to pro forma consolidated financial statements.

                     Aegis Realty, Inc.--Full Participation
                       Pro Forma Consolidated Cash Flows
                      For the Year Ended December 31, 1996
                                    Unaudited
                             (Dollars in thousands)


                                                            Insured II, Summit
                                           Insured I -     Preferred and Eagle,
                                         Historical Cost     At Fair Value (n)
                                         ----------------- ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                   $ 2,427              $ 3,838
                                             -------              -------
Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                 2,758                  535
 Minority interest in operating
  partnerships                                    --                   --
 Equity (gain) loss                               --                    6
 Changes in operating assets
  and liabilities:
  (Increase) decrease in other assets             71                  (70)
  Decrease in other liabilities                 (148)                 (30)
  Distributions from investments
   in excess of net income                        --                  206
                                             -------              -------
Total adjustments                              2,681                  647
                                             -------              -------
Net cash provided by operating
 activities                                    5,108                4,485
                                             -------              -------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and equipment          (119)                (182)
Leasing commissions paid                        (349)                (142)
Principal payments received on
 mortgage loans                                   --                  142
                                             -------              -------
Net cash used in investment activities          (468)                (182)
                                             -------              -------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                     (227)              (1,416)
Increase in loan payable                          --                1,400
Payment of transactional costs                    --                   --
Distributions paid                            (4,072)              (4,390)
Increase in deferred refinancing cost             --                  (34)
                                             -------              -------
Net cash used in financing activities         (4,299)              (4,440)
                                             -------              -------
Net increase (decrease) in cash and
 cash equivalents                                341                 (137)
Cash and cash equivalents at
 beginning of year                             2,057                3,149
                                             -------              -------
Cash and cash equivalents at end
 of year                                     $ 2,398              $ 3,012
                                             =======              =======



                                         Total Adjusted       Pro Forma      The Company
                                          Partnerships       Adjustments      Pro Forma
                                         ----------------  ----------------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES                       $      (438) (m)
                                                                  (108) (l)
                                                                  (155) (l)
Net income                                   $ 6,265               199 (l)      $ 5,763
                                             -------                            -------
Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                 3,293                             3,293
 Minority interest in operating
  partnerships                                    --              438 (m)          438
 Equity (gain) loss                                6                                 6
 Changes in operating assets
  and liabilities:
  (Increase) decrease in other assets              1                                 1
  Decrease in other liabilities                 (178)                             (178)
  Distributions from investments
   in excess of net income                       206                               206
                                             -------                           -------
Total adjustments                              3,328                             3,766
                                             -------                           -------
Net cash provided by operating
 activities                                    9,593                             9,529
                                             -------                           -------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and equipment          (301)                             (301)
Leasing commissions paid                        (491)                             (491)
Principal payments received on
 mortgage loans                                  142                               142
                                             -------                           -------
Net cash used in investment activities          (650)                             (650)
                                             -------                           -------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                   (1,643)                           (1,643)
Increase in loan payable                       1,400             1,205 (l)       2,605
Payment of transactional costs                    --            (1,205) (l)     (1,205)
Distributions paid                            (8,462)             108 (l)       (8,398)
                                                                  155 (l)
                                                                 (199) (l)
Increase in deferred refinancing cost            (34)                              (34)
                                             -------                           -------
Net cash used in financing activities         (8,739)                           (8,675)
                                             -------                           -------
Net increase (decrease) in cash and
 cash equivalents                                204                               204
Cash and cash equivalents at
 beginning of year                             5,206                             5,206
                                             -------                           -------
Cash and cash equivalents at end
 of year                                     $ 5,410                           $ 5,410
                                             =======                           =======

     See accompanying notes to pro forma consolidated financial statements.

                     Aegis Realty, Inc.--Full Participation
                 Supplemental Pro Forma Per Share/Unit Data (o)
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996



                                                                  Distributions       Net Income
                                                Book Value        Three Months       Three Months
                                                   As of              Ended             Ended
                                               March 31, 1997     March 31, 1997     March 31, 1997
                                               ----------------   ----------------   ---------------
Pro forma-the Company (Per Share)                   $15.84            $0.2385             $0.22
Historical-Insured I (Per Unit)                      17.33             0.2250              0.22
Equivalent pro forma-Insured I (Per Unit)            16.00             0.2410              0.22
Historical-Insured II (Per Unit)                     19.04             0.2312              0.06
Equivalent pro forma-Insured II (Per Unit)           16.86             0.2539              0.23
Historical-Preferred (Per Unit)                      11.03             0.2289              0.22
Equivalent pro forma-Preferred (Per Unit)            14.60             0.2198              0.20
Historical-Eagle (Per Unit)                          12.59             0.2375              0.22
Equivalent pro forma-Eagle (Per Unit)                13.73             0.2067              0.19


                                                  Book Value          Distributions          Net Income
                                                    As of               Year Ended           Year Ended
                                               December 31, 1996     December 31, 1996     December 31, 1996
                                               -------------------   -------------------   ------------------
Pro forma-the Company (Per Share)                    N/A                   $0.9869               $0.72
Historical-Insured I (Per Unit)                      N/A                    0.9000                0.49
Equivalent pro forma-Insured I (Per Unit)            N/A                    0.9970                0.72
Historical-Insured II (Per Unit)                     N/A                    0.9247                0.53
Equivalent pro forma-Insured II (Per Unit)           N/A                    1.0503                0.77
Historical-Preferred (Per Unit)                      N/A                    0.9156                0.63
Equivalent pro forma-Preferred (Per Unit)            N/A                    0.9096                0.66
Historical-Eagle (Per Unit)                          N/A                    0.9500                0.93
Equivalent pro forma-Eagle (Per Unit)                N/A                    0.8554                0.62

     See accompanying notes to pro forma consolidated financial statements.

                     Aegis Realty, Inc.--Full Participation
              Notes To Pro Forma Consolidated Financial Statements
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996
                             (Dollars in thousands)


(a)   The historical balance sheet of Summit Insured Equity L.P. II has been adjusted to reflect the impact of applying the purchase metho of accounting to this transaction. The net assets of this partnership are being adjusted to their estimated fair value of $16,298. The estimated fair value was determined by the Related General Partner and the Advisor based on the adjusted net asset value. The adjusted net asset value was determined primarily based on the appraisal value of the real estate properties net of sales commission plus the value of certain other non-real estate related assets, less liabilities outstanding. The effect of purchase accounting on t balance sheet results in the following adjustments: other assets have been adjusted to eliminate the intangible items deemed to have no value, such as deferred insurance costs and certain other assets, property and equipment have decreased, resulting from the net assets being recorded at their fair values, and the net effect of those changes to the assets and liabilities has been applied to th partners' capital account.

(b)   The historical balance sheet of Summit Preferred Equity L.P. has been adjusted to reflect the impact of applying the purchase method of accounting to this transaction. The net assets of this partnership are being adjusted to their estimated fair value of $9,228. The estimated fair value was determined by the Related General Partner and the Advisor based on the adjusted net asset value. The adjusted net asset value was determined primarily based on the appraisal value of the real estate properties in which the partnershi has an indirect interest, net of sales commissions, plus the value of certain other non-real estate related assets, less liabilities outstanding. The effect of purchase accounting on the balance sheet results in the following adjustments: other assets have been adjusted to elim the intangible items deemed to have no value, investments in operating partnerships have increased, resulting from the net assets being recorded at their fair values, and the net effect of those changes to the assets and liabilities has been applied to the partners' capital account.

(c)   The historical balance sheet of Eagle Insured L.P. has been adjusted to reflect the impact of applying the purchase method of accounting to this transaction. The net assets of this partnership are being adjusted to their estimated fair value of
      $34,861. The estimated fair value was determined by the Related General Partner and the Advisor based on the adjusted net asset value. The adjusted net asset value was determined primarily based on the appraisal value of the real estate collateralizing the partnership's mortgage loans, plus the value of certain other non-real estate related assets, less liabilities outstanding. The effect of purchase accounting on the balance sheet results in the following adjustments: other assets have been adjusted to eliminate the intangible items deemed to have no value, mortgage loans have increased, resulting from the net assets being recorded at their fair values, and the net effect of those changes to the assets and liabilities has been applied to the partners' capital account.

(d)   Represents reclassification of the existing partners' capital to shareholders' equity and the contribution to the Company by
      Related Aegis LLC of a portion of Prudential - Bache Properties, Inc.'s former general partner interest in accordance with the terms of the consolidation.

(e)   Represents the additional financing obtained as a result of the transactional costs expected to be incurred. These transactional cos expected to equal $1,205 and will be recorded as a reduction to shareholders' equity.

(f)   Represents the minority interest share in the underlying operating partnerships (Summit Insured Equity L.P. and Summit Insured
      Equity L.P. II) held by Related Aegis LLC and the Related General Partners.

      Shareholders' equity allocation to minority interest:


                                                                   Summit Insured  Summit Insured
                                                                    Equity L.P.    Equity II L.P.
                                                                    (Historical)    (Fair Value)
                                                                    ------------    ------------
  Partners' Capital                                                   $69,075          $16,298
  Pro Forma Minority Interest                                             .75%             1.5%
                                                                      -------          -------
  Subtotal                                                                518              244
  Adjustment for Minority Interest's share of transactional costs           5                3
                                                                      -------          -------
  Total                                                               $   523          $   247
                                                                      =======          =======
  Combined Total                                                      $   770
                                                                      =======


(g)   Pursuant to the terms of the consolidation as outlined in the Advisory Agreement, reimbursement of overhead costs is limited to a maximum of $200 annually for all three partnerships, subject to certain adjustments. Thus, for the periods ending March
      31, 1997 and December 31, 1996, overhead costs are limited to $50 and $200, respectively. The historical overhead for these respective periods of $73 and $399 have therefore been reduced by $23 to equal $50 for the three months and by $199 to equal
      $200 for the full year.

                     Aegis Realty, Inc.--Full Participation
              Notes To Pro Forma Consolidated Financial Statements
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996
                             (Dollars in thousands)

(h)   Historically, the partnership agreements have provided for the general partners of all four partnerships to receive a special distribution of .5% of total invested assets. In accordance with the terms of the consolidation, the historical distributions for Summit Preferred Equity L.P. and Eagle Insured L.P. have been reclassified to an asset management fee. Also under the terms of consolidation, the special distributions and the asset management fee are reduced to .375% per annum of total invested assets.

(i)   Represents interest expense at an assumed annual rate of 9% on the financing of the transactional costs expected to be incurred.

(j)   Represents the following adjustments to Summit Insured Equity L.P. II, Summit Preferred Equity L.P. and Eagle Insured L.P. due
      to their being recorded at their fair values in applying the purchase method of accounting: (i) the elimination of the historical amortization of deferred insurance costs and certain other assets because these intangible items were assigned no value under purchase accounting, (ii) elimination of a portion of depreciation resulting from the reduction of property and equipment carrying values, (iii) the amortization (included in income from equity investments) of the purchase accounting adjustment made to investments in operating partnerships, using the straight line method over 30 years, which approximates the average remaining life of the investments' partnership agreements and, (iv) the amortization (included in interest income from mortgage loans) of the purchase accounting adjustment made to investments in mortgage loans, using the straight line method over 32 years, which approximates the average remaining term to maturity of the mortgage investments.

(k)   Reflects minority interest in net income of the underlying operating partnerships (Summit Insured Equity L.P. and Summit
      Insured Equity L.P. II), including income allocation for special distribution as provided for in the original partnership agreements. Income allocation to minority interest for three months ended March 31, 1997:


                                   Summit Insured   Summit Insured
                                     Equity L.P.    Equity II L.P.
                                   --------------   --------------
  Pro Forma Special Distribution   $ 81             $21
  Pro Forma Minority Interest         7               2
                                   -----            ----
  Total                            $ 88             $23
                                   =====            ====
  Combined Total                   $111
                                   =====

  Income allocation to minority interest for year ended December 31, 1996:

                                   Summit Insured   Summit Insured
                                   Equity L.P.   Equity II L.P.
                                   ---------------- ---------------
  Pro Forma Special Distribution       $327            $83
  Pro Forma Minority Interest            16             12
                                       -----           ----
  Total                                $343            $95
                                       =====           ====
  Combined Total                       $438
                                       =====


(l)   Represents the cash flow statement effect for the periods ending March 31, 1997 and December 31, 1996, for the following pro forma adjustments described above: reduction of G & A expenses, $23 and $199 (note g), additional interest expense related to the transactional costs of $27 and $108 (note i), a reclassification of the special distribution for Summit Preferred L.P. and
      Eagle Insured L.P. to an asset management fee of $39 and $155 (note h), increase in loan payable related to additional financing, $1,205, and payment of transactional costs, $1,205 (note e). The net change in cash flow resulting from the consolidation transaction has been applied to distributions paid.

(m)   Represents the minority interest share of the income of the underlying operating partnerships (Summit Insured Equity L.P. and
      Summit Insured Equity L.P. II) for the periods ending March 31, 1997 and December 31, 1996, of $111 and $438, respectively
      (see note k).

                    Aegis Realty, Inc.--Full Participation
              Notes To Pro Forma Consolidated Financial Statements
As Of And For The Three Months Ended March 31, 1997 And The Year Ended December
                                    31, 1996
                             (Dollars in thousands)


(n)   The historical statements of cash flows of Summit Insured Equity L.P. II, Summit Preferred Equity L.P. and Eagle Insured L.P.
      combined, have been adjusted to reflect the changes caused by applying the purchase method of accounting. For the periods ending March 31, 1997 and December 31, 1996 respectively, historical net income increased $23 and $93 and depreciation and amortization decreased $23 and $93 (due to the adjustments described in note j.)

(o)   Equivalent pro forma data has been calculated by multiplying the Company pro forma amounts by the exchange ratio (below) for each participating partnership, so that the Company per share pro forma amounts are equated to the respective values for one unit of the respective partnership.

      Exchange Ratio:
      (1 unit=X shares)
      Insured I               1.0103
      Insured                 1.0643
      Preferred               0.9217
      Eagle                   0.8668

                    Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
                      Pro Forma Consolidated Balance Sheet
                              As of March 31, 1997
                                    Unaudited
                             (Dollars in thousands)

                                               Insured I-At     Insured II-At       Historical
                                             Historical Cost   Historical Cost   Combined Totals
                                             ----------------- ----------------- -----------------
ASSETS
Property and equipment                           $70,242           $18,715           $88,957
Cash and cash equivalents                          2,717             1,260             3,977
Deferred insurance costs                           1,251               536             1,787
Other assets                                       1,477               471             1,948
                                                 -------           -------           -------
Total assets                                     $75,687           $20,982           $96,669
                                                 =======           =======           =======
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                    $ 5,309           $ 1,358           $ 6,667
Other liabilities                                  1,303               560             1,863
                                                 -------           -------           -------
Total liabilities                                  6,612             1,918             8,530
                                                 -------           -------           -------
Minority interest in operating
 partnerships                                         --                --                --
                                                 -------           -------           -------
Partners' capital (deficit):
Limited partners                                  69,332            19,144            88,476
General partners                                    (257)              (80)             (337)
                                                 -------           -------           -------
Total partners' capital                           69,075            19,064            88,139
                                                 -------           -------           -------
Total liabilities and partners' capital          $75,687           $20,982           $96,669
                                                 =======           =======           =======
Shareholders' equity:
Common Stock; $.01 par value;
 50,000,000 shares authorized; 5,111,494
 shares issued and outstanding
Additional paid in capital
Total shareholders' equity
Total liabilities and shareholders' equity



                                                  Purchase          Insured I At       Consolidated
                                                 Accounting       Historical Cost       Transaction
                                                  Pro Forma        and Insured II        Pro Forma       The Company
                                                 Adjustments       At Fair Value        Adjustments       Pro Forma
                                             -------------------- ----------------- -------------------- ------------
ASSETS
Property and equipment                        $     (1,977) (a)       $86,980                              $86,980
Cash and cash equivalents                                               3,977                                3,977
Deferred insurance costs                              (536) (a)         1,251                                1,251
Other assets                                          (253) (a)         1,695                                1,695
                                                                      -------                              --------
Total assets                                                          $93,903                              $93,903
                                                                      =======                              ========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                                         $ 6,667        $       768 (c)       $ 7,435
Other liabilities                                                       1,863                                1,863
                                                                      -------                              --------
Total liabilities                                                       8,530                                9,298
                                                                      -------                              --------
Minority interest in operating
 partnerships                                                              --                770 (d)           770
                                                                      -------        -----------           --------
Partners' capital (deficit):
Limited partners                                    (2,711) (a)        85,765            (85,765)(b)            --
General partners                                       (55) (a)          (392)               392 (b)            --
                                                                      -------        -----------           --------
Total partners' capital                                                85,373                                   --
                                                                      -------                              --------
Total liabilities and partners' capital                               $93,903                              $    --
                                                                      =======                              ========
Shareholders' equity:
Common Stock; $.01 par value;
 50,000,000 shares authorized; 5,111,494
 shares issued and outstanding                                                                51 (b)       $    51
                                                                                            (770)(d)
                                                                                            (768)(c)
Additional paid in capital                                                                85,322 (b)        83,784
                                                                                                           --------
Total shareholders' equity                                                                                  83,835
                                                                                                           --------
Total liabilities and shareholders' equity                                                                 $93,903
                                                                                                           ========

     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
                     Pro Forma Consolidated Income Statement
                    For the Three Months Ended March 31, 1997
                                    Unaudited
                 (Dollars in thousands except per share amounts)



                                    Insured I -         Insured II -       Total Historical       Pro Forma         The Company
                                   Historical Cost     Historical Cost      Partnerships         Adjustments        Pro Forma
                                   -----------------   -----------------   ------------------   -----------------   ------------
REVENUES
Rental income                          $1,942                $459               $2,401                                $2,401
Recovery of common area
 maintenance charges                      207                  61                  268                                   268
Real estate tax reimbursements            260                  70                  330                                   330
Other                                      61                   9                   70                                    70
                                       ------                -----              ------                                ------
 Total revenues                         2,470                 599                3,069                                 3,069
                                       ------                -----              ------                                ------
EXPENSES
General and administrative                294                  89                  383           $     (15)(e)          368
Repairs and maintenance                   275                 126                  401                                   401
Real estate taxes                         268                  93                  361                                   361
Interest                                  122                  24                  146                  17 (f)           163
Depreciation and amortization             620                 150                  770                 (56)(g)           714
Other                                    (106)                 30                  (76)                                  (76)
                                       ------                -----              ------                                ------
 Total expenses                         1,473                 512                1,985                                 1,931
                                       ------                -----              ------                                ------
Net income before minority
 interest                                 997                  87                1,084                                 1,138
                                       ------                -----              ------                                ------
Minority interest in operating
 partnerships                              --                  --                   --                 111 (h)           111
                                       ------                -----              ------                                ------
Net income                             $  997                $ 87               $1,084                                $1,027
                                       ======                =====              ======                                ======
Net income per share, 5,111,494 shares outstanding during the period                                                  $ 0.20
                                                                                                                      ======


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
                     Pro Forma Consolidated Income Statement
                      For the Year Ended December 31, 1996
                                    Unaudited
                 (Dollars in thousands except per share amounts)



                                   Insured I -       Insured II -    Total Historical       Pro Forma      The Company
                                 Historical Cost   Historical Cost     Partnerships        Adjustments      Pro Forma
                                 ----------------- ----------------- ------------------ ------------------ ------------
REVENUES
Rental income                         $7,097            $1,867             $8,964                             $8,964
Recovery of common area
 maintenance charges                     828               243              1,071                              1,071
Real estate tax reimbursements         1,041               279              1,320                              1,320
Other                                    257                42                299                                299
                                      -------           -------            -------                            -------
 Total revenues                        9,223             2,431             11,654                             11,654
                                      -------           -------            -------                            -------
EXPENSES
General and administrative             1,313               365              1,678        $     (141)(e)        1,537
Repairs and maintenance                  892               283              1,175                              1,175
Real estate taxes                      1,075               370              1,445                              1,445
Interest                                 532               111                643                69 (f)          712
Depreciation and amortization          2,758               598              3,356              (222)(g)        3,134
Other                                    226                55                281                                281
                                      -------           -------            -------                            -------
 Total expenses                        6,796             1,782              8,578                              8,284
                                      -------           -------            -------                            -------
Net income before minority
 interest                              2,427               649              3,076                              3,370
                                      -------           -------            -------                            -------
Minority interest in operating
 partnerships                             --                --                 --               437 (h)          437
                                      -------           -------            -------                            -------
Net income                            $2,427            $  649             $3,076                             $2,933
                                      =======           =======            =======                            =======
Net income per share, 5,111,494 shares outstanding during the period                                          $ 0.57
                                                                                                              =======


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
                        Pro Forma Consolidated Cash Flows
                    For the Three Months Ended March 31, 1997
                                    Unaudited
                             (Dollars in thousands)



                                            Insured -          Insured II      Total Adjusted       Pro Forma      The Company
                                         Historical Cost   At Fair Value (k)    Partnerships       Adjustments      Pro Forma
                                         ----------------- ------------------- ---------------- ------------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                                             $    (111)(j)
                                                                                                       (17)(i)
Net income                                  $   997             $  143             $ 1,140              15 (i)       $ 1,027
                                            --------            -------            -------                           -------
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Depreciation and amortization                  620                 94                 714                               714
 Minority interest in operating
  partnerships                                   --                 --                  --             111 (j)           111
 Changes in operating assets and
  liabilities:
  Increase in other assets                     (117)                (9)               (126)                             (126)
  Increase in other liabilities                 122                 96                 218                               218
                                            --------            -------            -------                           -------
Total adjustments                               625                181                 806                               917
                                            --------            -------            -------                           -------
Net cash provided by operating
 activities                                   1,622                324               1,946                             1,944
                                            --------            -------            -------                           -------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and
 equipment                                       (5)              (286)               (291)                             (291)
Leasing commissions paid                        (23)               (14)                (37)                              (37)
                                            --------            -------            -------                           -------
Net cash used in investment activities          (28)              (300)               (328)                             (328)
                                            --------            -------            -------                           -------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                    (257)               (16)               (273)                             (273)
Increase in loan payable                         --                 --                  --             768 (i)           768
Payment of transactional costs                   --                 --                  --            (768)(i)          (768)
Distributions paid                           (1,018)              (265)             (1,283)             17 (i)        (1,281)
                                                                                                       (15)(i)
                                            --------            -------            -------                           -------
Net cash used in financing activities        (1,275)              (281)             (1,556)                           (1,554)
                                            --------            -------            -------                           -------
Net increase (decrease) in cash and
 cash equivalents                               319               (257)                 62                                62
Cash and cash equivalents at
 beginning of period                          2,398              1,517               3,915                             3,915
                                            --------            -------            -------                           -------
Cash and cash equivalents at end
 of period                                  $ 2,717             $1,260             $ 3,977                           $ 3,977
                                            ========            =======            =======                           =======


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
                        Pro Forma Consolidated Cash Flows
                      For the Year Ended December 31, 1996
                                    Unaudited
                             (Dollars in thousands)



                                             Insured I -         Insured II      Total Adjusted       Pro Forma      The Company
                                           Historical Cost   At Fair Value (k)    Partnerships       Adjustments      Pro Forma
                                           ----------------- ------------------- ---------------- ------------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                                               $    (437)(j)
                                                                                                         (69)(i)
Net income                                     $ 2,427            $   871            $ 3,298             141 (i)       $ 2,933
                                               -------            -------            -------                           -------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Depreciation and amortization                   2,758                376              3,134                             3,134
 Minority interest in operating
  partnerships                                      --                 --                 --             437 (j)           437
 Changes in operating assets and
  liabilities:
  (Increase) decrease in other assets               71                (69)                 2                                 2
  (Decrease) increase in other
   liabilities                                    (148)                41               (107)                             (107)
                                               -------            -------            -------                           -------
Total adjustments                                2,681                348              3,029                             3,466
                                               -------            -------            -------                           -------
Net cash provided by operating
 activities                                      5,108              1,219              6,327                             6,399
                                               -------            -------            -------                           -------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and
 equipment                                        (119)              (182)              (301)                             (301)
Leasing commissions paid                          (349)              (141)              (490)                             (490)
                                               -------            -------            -------                           -------
Net cash used in investment activities            (468)              (323)              (791)                             (791)
                                               -------            -------            -------                           -------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                       (227)            (1,416)            (1,643)                           (1,643)
Increase in loan payable                            --              1,400              1,400             768 (i)         2,168
Payment of transactional costs                      --                 --                 --            (768)(i)          (768)
Distributions paid                              (4,072)            (1,059)            (5,131)             69 (i)        (5,203)
                                                                                                        (141)(i)
Increase in deferred refinancing cost               --                (34)               (34)                              (34)
                                               -------            -------            -------                           -------
Net cash used in financing activities           (4,299)            (1,109)            (5,408)                           (5,480)
                                               -------            -------            -------                           -------
Net increase (decrease) in cash and cash
 equivalents                                       341               (213)               128                               128
Cash and cash equivalents at beginning
 of year                                         2,057              1,730              3,787                             3,787
                                               -------            -------            -------                           -------
Cash and cash equivalents at end
 of year                                       $ 2,398            $ 1,517            $ 3,915                           $ 3,915
                                               =======            =======            =======                           =======


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P.II)
                 Supplemental Pro Forma Per Share/Unit Data (l)
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996



                                                                  Distributions       Net Income
                                                Book Value        Three Months       Three Months
                                                   As of              Ended             Ended
                                               March 31, 1997     March 31, 1997     March 31, 1997
                                               ----------------   ----------------   ---------------
Pro forma-the Company (Per Share)                   $16.40            $0.2284             $0.20
Historical-Insured I (Per Unit)                      17.33             0.2250              0.22
Equivalent pro forma-Insured I (Per Unit)            16.57             0.2308              0.20
Historical-Insured II (Per Unit)                     19.04             0.2312              0.06
Equivalent pro forma-Insured II (Per Unit)           17.45             0.2431              0.21


                                                  Book Value          Distributions          Net Income
                                                    As of               Year Ended           Year Ended
                                               December 31, 1996     December 31, 1996     December 31, 1996
                                               -------------------   -------------------   ------------------
Pro forma-the Company (Per Share)                    N/A                   $0.9293               $0.57
Historical-Insured I (Per Unit)                      N/A                    0.9000                0.49
Equivalent pro forma-Insured I (Per Unit)            N/A                    0.9389                0.58
Historical-Insured II (Per Unit)                     N/A                    0.9247                0.53
Equivalent pro forma-Insured II (Per Unit)           N/A                    0.9891                0.61



     See accompanying notes to pro forma consolidated financial statements.

                    Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
              Notes To Pro Forma Consolidated Financial Statements
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996
                             (Dollars in thousands)

(a)   The historical balance sheet of Summit Insured Equity L.P. II has been adjusted to reflect the impact of applying the purchase metho of accounting to this transaction. The net assets of this partnership are being adjusted to their estimated fair value of $16,298. T estimated fair value was determined by the Related General Partner and the Advisor based on the adjusted net asset value. The adjusted net asset value was determined primarily based on the appraisal value of the real estate properties net of sales commission plus the value of certain other non-real estate related assets, less liabilities outstanding. The effect of purchase accounting on t balance sheet results in the following adjustments: other assets have been adjusted to eliminate the intangible items deemed to have no value, such as deferred insurance costs and certain other assets, property and equipment have decreased, resulting from the net assets being recorded at their fair values, and the net effect of those changes to the assets and liabilities has been applied to the partners' capital account.

(b)   Represents reclassification of the existing partners' capital to shareholders' equity and the contribution to the Company by
      Related Aegis LLC of a portion of Prudential-Bache Properties, Inc.'s former general partner interest in accordance with the terms of the consolidation.

(c)   Represents the additional financing obtained as a result of the transactional costs expected to be incurred. These transactional costs are expected to equal $768 and will be recorded as a reduction to shareholders' equity.

(d)   Represents the minority interest share in the underlying operating partnerships (Summit Insured Equity L.P. and Summit Insured
      Equity L.P. II) held by Related Aegis LLC and the Related General Partners.

      Shareholders' equity allocation to minority interest:


                                                                   Summit Insured  Summit Insured
                                                                     Equity L.P.   Equity II L.P.
                                                                    (Historical)    (Fair Value)
                                                                     -----------     ----------
  Partners' Capital                                                   $69,075         $16,298
  Pro Forma Minority Interest                                             .75%            1.5%
                                                                      -------         -------
  Subtotal                                                                518             244
  Adjustment for Minority Interest's share of transactional costs           5               3
                                                                      -------         -------
  Total                                                               $   523         $   247
                                                                      =======         =======
  Combined Total                                                      $   770
                                                                      =======


(e)   Pursuant to the terms of the consolidation as outlined in the Advisory Agreement, reimbursement of overhead costs is limited to a maximum of $200 annually for all four partnerships, pro rata for the minimum scenario, subject to certain adjustments.
      Thus, for the periods ending March 31, 1997 and December 31, 1996, overhead costs are limited to $23 and $118, respectively.
      The historical overhead costs for these respective periods of $38 and $259 have therefore been reduced by $15 to equal $23 for the three months and by $141 to equal $118 for the full year.

(f)   Represents interest expense at an assumed annual rate of 9% on the financing of the transactional costs expected to be incurred.

(g)   Represents the following adjustments to Summit Insured Equity L.P. II due to it being recorded at its fair values in applying the purchase method of accounting: (i) the elimination of the historical amortization of deferred insurance costs and certain other assets because these intangible items were assigned no value under purchase accounting, and (ii) elimination of a portion of depreciation resulting from the reduction of property and equipment carrying values.

                    Aegis Realty, Inc.--Minimum Participation
         (Summit Insured Equity L.P. and Summit Insured Equity L.P. II)
              Notes To Pro Forma Consolidated Financial Statements
               As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996
                             (Dollars in thousands)

(h)   Reflects minority interest in net income of the underlying operating partnerships (Summit Insured Equity L.P. and Summit
      Insured Equity L.P. II), including income allocation for special distribution as provided in the original partnership agreements.

      Income allocation to minority interest for three months ended March 31, 1997:


                                   Summit Insured   Summit Insured
                                     Equity L.P.    Equity II L.P.
                                   ---------------- ---------------
  Pro Forma Special Distribution   $ 81             $21
  Pro Forma Minority Interest         7               2
                                   -----            ----
  Total                            $ 88             $23
                                   =====            ====
  Combined Total                   $111
                                   =====

  Income allocation to minority interest for Year ended December 31, 1996:

                                   Summit Insured   Summit Insured
                                   Equity L.P.      Equity II L.P.
                                   ---------------- ---------------
  Pro Forma Special Distribution       $327            $83
  Pro Forma Minority Interest            16             11
                                       -----           ----
  Total                                $343            $94
                                       =====           ====
  Combined Total                       $437
                                       =====



(i)   Represents the cash flow statement effect for the periods ending March 31, 1997 and December 31, 1996, for the following pro forma adjustments described above: reduction of G & A expenses, $15 and $141 (note e), additional interest expense related to the transactional costs of $17 and $69 (note f), increase in loan payable related to additional financing, $768, and payment of transactional costs, $768 (note c). The net change in cash flow resulting from the consolidation transaction has been applied to distributions paid.

(j)   Represents the minority interest share of the income of the underlying operating partnerships (Summit Insured Equity L.P. and
      Summit Insured Equity L.P. II) for the periods ending March 31, 1997 and December 31, 1996, of $111 and $437, respectively
      (see note h).

(k)   The historical statement of cash flow of Summit Insured Equity L.P. II, has been adjusted to reflect the changes caused by applying the purchase method of accounting. For the periods ending March 31, 1997 and December 31, 1996 respectively, historical net income increased $56 and $222 and depreciation and amortization decreased $56 and $222 (due to the adjustments described in note g.)

(l)   Equivalent pro forma data has been calculated by multiplying the Company pro forma amounts by the exchange ratio (below) for each participating partnership, so that the Company per share pro forma amounts are equated to the respective values for one unit of the respective partnership.

      Exchange Ratio:
      (1 unit=X shares)
      Insured I        1.0103
      Insured II       1.0643

                    Aegis Realty, Inc.--Minimum Participation
               (Summit Insured Equity L.P. and Eagle Insured L.P.)
                      Pro Forma Consolidated Balance Sheet
                              As of March 31, 1997
                                    Unaudited
                             (Dollars in thousands)

                                             Insured I-At       Eagle-At
                                           Historical Cost  Historical Cost
                                           ---------------- -----------------
ASSETS
Property and equipment                        $ 70,242        $    --
Cash and cash equivalents                        2,717          1,296
Deferred insurance costs                         1,251             --
Investment in mortgage loans                        --         27,586
Loan receivable from affiliate                      --          3,060
Other assets                                     1,477          1,132
                                              ---------       -------
Total assets                                  $ 75,687        $33,074
                                              =========       =======
LIABILITIES AND PARTNERS'
 CAPITAL
Liabilities
Notes payable                                 $  5,309        $    --
Other liabilities                                1,303            166
                                              ---------       -------
Total liabilities                                6,612            166
                                              ---------       -------
Minority interest in operating partnerships         --             --
                                              ---------       -------
Partners' capital (deficit):
Limited partners                                69,332         33,246
General partners                                  (257)          (338)
                                              ---------       -------
Total partners' capital                         69,075         32,908
                                              ---------       -------
Total liabilities and partners' capital       $ 75,687        $33,074
                                              =========       =======
Shareholders' equity:
Common Stock; $.01 par value; 50,000,000
 shares authorized; 6,365,271 shares issued
 and outstanding, respectively
Additional paid in capital
Total shareholders' equity
Total liabilities and shareholders' equity



                                                                                   Insured I At
                                                                   Purchase      Historical Cost,      Consolidation
                                                                  Accounting            and             Transaction
                                                 Historical        Pro Forma      Eagle, At Fair         Pro Forma
                                              Combined Totals     Adjustments          Value            Adjustments
                                              ----------------- ---------------- ------------------ ---------------------
ASSETS
Property and equipment                            $ 70,242                           $ 70,242
Cash and cash equivalents                            4,013                              4,013
Deferred insurance costs                             1,251                              1,251
Investment in mortgage loans                        27,586      $   2,881 (a)          30,467
Loan receivable from affiliate                       3,060                              3,060
Other assets                                         2,609           (928)(a)           1,681
                                                  --------                           --------
Total assets                                      $108,761                           $110,714
                                                  ========                           ========
LIABILITIES AND PARTNERS'
 CAPITAL
Liabilities
Notes payable                                     $  5,309                           $  5,309        $       952 (c)
Other liabilities                                    1,469                              1,469
                                                  --------                           --------
Total liabilities                                    6,778                              6,778
                                                  --------                           --------
Minority interest in operating partnerships             --                                 --                523 (d)
                                                  --------                           --------
Partners' capital (deficit):
Limited partners                                   102,578          1,914 (a)         104,492           (104,492)(b)
General partners                                      (595)            39 (a)            (556)               556 (b)
                                                  --------                           --------
Total partners' capital                            101,983                            103,936
                                                  --------                           --------
Total liabilities and partners' capital           $108,761                           $110,714
                                                  ========                           ========
Shareholders' equity:
Common Stock; $.01 par value; 50,000,000
 shares authorized; 6,365,271 shares issued
 and outstanding, respectively                                                                                63 (b)
                                                                                                            (523)(d)
                                                                                                            (952)(c)
Additional paid in capital                                                                               103,873 (b)
Total shareholders' equity
Total liabilities and shareholders' equity



                                              The Company
                                               Pro Forma
                                              ------------
ASSETS
Property and equipment                          $ 70,242
Cash and cash equivalents                          4,013
Deferred insurance costs                           1,251
Investment in mortgage loans                      30,467
Loan receivable from affiliate                     3,060
Other assets                                       1,681
                                                ---------
Total assets                                    $110,714
                                                =========
LIABILITIES AND PARTNERS'
 CAPITAL
Liabilities
Notes payable                                   $  6,261
Other liabilities                                  1,469
                                                ---------
Total liabilities                                  7,730
                                                ---------
Minority interest in operating partnerships          523
                                                ---------
Partners' capital (deficit):
Limited partners                                      --
General partners                                      --
                                                ---------
Total partners' capital                               --
                                                ---------
Total liabilities and partners' capital         $     --
                                                =========
Shareholders' equity:
Common Stock; $.01 par value; 50,000,000
 shares authorized; 6,365,271 shares issued
 and outstanding, respectively                  $     63
Additional paid in capital                       102,398
                                                ---------
Total shareholders' equity                       102,461
                                                ---------
Total liabilities and shareholders' equity      $110,714
                                                =========

     See accompanying notes to pro forma consolidated financial Statements.

                   Aegis Realty, Inc.--Minimum Participation
              (Summit Insured Equity L.P. and Eagle Insured L.P.)
                     Pro Forma Consolidated Income Statement
                    For the Three Months Ended March 31, 1997
                                    Unaudited
                 (Dollars in thousands except per share amounts)



                                    Insured I -           Eagle -          Total Historical       Pro Forma         The Company
                                   Historical Cost     Historical Cost      Partnerships         Adjustments        Pro Forma
                                   -----------------   -----------------   ------------------   -----------------   ------------
REVENUES
Rental income                          $1,942                $ --               $1,942                                $1,942
Recovery of common area
 maintenance charges                      207                  --                  207                                   207
Real estate tax reimbursements            260                  --                  260                                   260
Interest income from mortgage
 loans                                     --                 613                  613          $    (23)(h)             590
Interest income from loan
 receivable from affiliate                 --                  71                   71                                    71
Other                                      61                  14                   75                                    75
                                       ------                -----              ------                                ------
 Total revenues                         2,470                 698                3,168                                 3,145
                                       ------                -----              ------                                ------
EXPENSES
General and administrative                294                  54                  348               (16)(e)             332
Asset management fee                       --                  --                   --                29 (f)              29
Repairs and maintenance                   275                  --                  275                                   275
Real estate taxes                         268                  --                  268                                   268
Interest                                  122                  --                  122                21 (g)             143
Depreciation and amortization             620                   8                  628                (8)(h)             620
Other                                    (106)                 --                 (106)                                 (106)
                                       ------                -----              ------                                ------
 Total expenses                         1,473                  62                1,535                                 1,561
                                       ------                -----              ------                                ------
Net income before minority
 interest                                 997                 636                1,633                                 1,584
                                       ------                -----              ------                                ------
Minority interest in operating
 partnership                               --                  --                   --                88 (i)              88
                                       ------                -----              ------                                ------
Net income                             $  997                $636               $1,633                                $1,496
                                       ======                =====              ======                                ======
Net income per share 6,365,271 shares outstanding during the period                                                   $ 0.24
                                                                                                                      =======



     See accompanying notes to pro forma fonsolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
              (Summit Insured Equity L.P. and Eagle Insured L.P.)
                     Pro Forma Consolidated Income Statement
                      For the Year Ended December 31, 1996
                                    Unaudited
                 (Dollars in thousands except per share amounts)

                                    Insured I -           Eagle -          Total Historical       Pro Forma         The Company
                                   Historical Cost     Historical Cost      Partnerships         Adjustments        Pro Forma
                                   -----------------   -----------------   ------------------   -----------------   ------------
REVENUES
Rental income                           $7,097              $   --               $7,097                                $7,097
Recovery of common area
 maintenance charges                       828                  --                  828                                   828
Real estate tax reimbursements           1,041                  --                1,041                                 1,041
Interest income from mortgage
 loans                                      --               2,535                2,535          $    (90)(h)           2,445
Interest income from loan
 receivable from affiliate                  --                 288                  288                                   288
Other                                      257                  41                  298                                   298
                                        -------             -------              -------                               -------
 Total revenues                          9,223               2,864               12,087                                11,997
                                        -------             -------              -------                               -------
EXPENSES
General and administrative               1,313                 183                1,496              (145)(e)           1,351
Asset management fee                        --                  --                   --               118 (f)             118
Repairs and maintenance                    892                  --                  892                                   892
Real estate taxes                        1,075                  --                1,075                                 1,075
Interest                                   532                  --                  532                86 (g)             618
Depreciation and amortization            2,758                  30                2,788               (30)(h)           2,758
Other                                      226                  --                  226                                   226
                                        -------             -------              -------                               -------
 Total expenses                          6,796                 213                7,009                                 7,038
                                        -------             -------              -------                               -------
Net income before minority
 interest                                2,427               2,651                5,078                                 4,959
                                        -------             -------              -------                               -------
Minority interest in operating
 partnership                                --                  --                   --               343 (i)             343
                                        -------             -------              -------                               -------
Net income                              $2,427              $2,651               $5,078                                $4,616
                                        =======             =======              =======                               =======
Net income per share, 6,365,271 shares outstanding during the period                                                   $ 0.73
                                                                                                                       =======


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
              (Summit Insured Equity L.P. and Eagle Insured L.P.)
                        Pro Forma Consolidated Cash Flows
                    For the Three Months Ended March 31, 1997
                                    Unaudited
                             (Dollars in thousands)



                                          Insured I -        Eagle At      Total Adjusted      Pro Forma      The Company
                                        Historical Cost   Fair Value (l)    Partnerships      Adjustments      Pro Forma
                                        ----------------- ---------------- ---------------- ----------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                                         $     (88)(k)
                                                                                                   (21)(j)
                                                                                                   (29)(j)
Net income                                 $   997            $  621          $ 1,618               16 (j)     $ 1,496
                                           --------           ------          --------       ---------         --------
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Depreciation and amortization                 620                23              643                              643
 Minority interest in operating
  partnership                                   --                --               --               88 (k)          88
 Changes in operating assets
  and liabilities:
  (Increase) decrease in other
   assets                                     (117)                5             (112)                            (112)
  Increase in other liabilities                122                22              144                              144
                                           --------           ------          --------                         --------
Total adjustments                              625                50              675                              763
                                           --------           ------          --------                         --------
Net cash provided by operating
 activities                                  1,622               671            2,293                            2,259
                                           --------           ------          --------                         --------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and
 equipment                                      (5)               --               (5)                              (5)
Leasing commissions paid                       (23)               --              (23)                             (23)
Principal payments received on
 mortgage loans                                 --                37               37                               37
                                           --------           ------          --------                         --------
Net cash provided by (used in)
 investment activities                         (28)               37                9                                9
                                           --------           ------          --------                         --------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                   (257)               --             (257)                            (257)
Increase in loan payable                        --                --               --              952 (j)         952
Payment of transactional costs                  --                --               --             (952)(j)        (952)
Distributions paid                          (1,018)             (640)          (1,658)              21 (j)      (1,624)
                                                                                                    29 (j)
                                                                                                   (16)(j)
                                                                                                               --------
Net cash used in financing activities       (1,275)             (640)          (1,915)                          (1,881)
                                           --------           ------          --------                         --------
Net increase in cash and cash
 equivalents                                   319                68              387                              387
Cash and cash equivalents at
 beginning of period                         2,398             1,228            3,626                            3,626
                                           --------           ------          --------                         --------
Cash and cash equivalents at end
 of period                                 $ 2,717            $1,296          $ 4,013                          $ 4,013
                                           ========           ======          ========                         ========


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
              (Summit Insured Equity L.P. and Eagle Insured L.P.)
                       Pro Forma Consolidated Cash Flows
                      For the Year Ended December 31, 1996
                                   Unaudited
                            (Dollars in thousands)


                                          Insured I -        Eagle At      Total Adjusted       Pro Forma      The Company
                                        Historical Cost   Fair Value (l)    Partnerships       Adjustments      Pro Forma
                                        ----------------- ---------------- ---------------- ------------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                                         $    (343)(k)
                                                                                                   (86)(j)
                                                                                                  (118)(j)
Net income                                  $ 2,427          $ 2,591           $ 5,018             145 (j)       $ 4,616
                                            -------          --------          -------       ---------           -------
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Depreciation and amortization                2,758               90             2,848                             2,848
 Minority interest in operating
  partnership                                    --               --                --             343 (k)           343
 Equity (gain) loss                              --                6                 6                                 6
 Changes in operating assets
  and liabilities:
  (Increase) decrease in other assets            71               (1)               70                                70
  Decrease in other liabilities                (148)             (28)             (176)                             (176)
                                            -------          --------          -------                           -------
Total adjustments                             2,681               67             2,748                             3,091
                                            -------          --------          -------                           -------
Net cash provided by operating
 activities                                   5,108            2,658             7,766                             7,707
                                            -------          --------          -------                           -------
CASH FLOWS FROM INVESTING ACTIVITIES
Improvements to property and
 equipment                                     (119)              --              (119)                             (119)
Leasing commissions paid                       (349)              --              (349)                             (349)
Principal payments received on
 mortgage loans                                  --              141               141                               141
                                            -------          --------          -------                           -------
Net cash provided by (used in)
 investment activities                         (468)             141              (327)                             (327)
                                            -------          --------          -------                           -------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable                    (227)              --              (227)                             (227)
Increase in loan payable                         --               --                --             952 (j)           952
Payment of transactional costs                   --               --                --            (952)(j)          (952)
Distributions paid                           (4,072)          (2,717)           (6,789)             86 (j)        (6,730)
                                                                                                   118 (j)
                                                                                                  (145)(j)
                                                                                                                 -------
Net cash used in financing activities        (4,299)          (2,717)           (7,016)                           (6,957)
                                            -------          --------          -------                           -------
Net increase in cash and cash
 equivalents                                    341               82               423                               423
Cash and cash equivalents at
 beginning of year                            2,057            1,146             3,203                             3,203
                                            -------          --------          -------                           -------
Cash and cash equivalents at end
 of year                                    $ 2,398          $ 1,228           $ 3,626                           $ 3,626
                                            =======          ========          =======                           =======


     See accompanying notes to pro forma consolidated financial statements.

                   Aegis Realty, Inc.--Minimum Participation
              (Summit Insured Equity L.P. and Eagle Insured L.P.)
                 Supplemental Pro Forma Per Share/Unit Data (m)
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996



                                                                 Distributions       Net Income
                                               Book Value        Three Months       Three Months
                                                  As of              Ended             Ended
                                              March 31, 1997     March 31, 1997     March 31, 1997
                                              ----------------   ----------------   ---------------
Pro forma-the Company (Per Share)                  $16.10            $0.2411             $0.24
Historical-Insured I (Per Unit)                     17.33             0.2250              0.22
Equivalent pro forma-Insured I (Per Unit)           16.27             0.2436              0.24
Historical-Eagle (Per Unit)                         12.59             0.2375              0.22
Equivalent pro forma-Eagle (Per Unit)               13.96             0.2090              0.21


                                                 Book Value          Distributions          Net Income
                                                   As of               Year Ended           Year Ended
                                              December 31, 1996     December 31, 1996     December 31, 1996
                                              -------------------   -------------------   ------------------
Pro forma-the Company (Per Share)                   N/A                   $1.0016               $0.73
Historical-Insured I (Per Unit)                     N/A                    0.9000                0.49
Equivalent pro forma-Insured I (Per Unit)           N/A                    1.0119                0.74
Historical-Eagle (Per Unit)                         N/A                    0.9500                0.93
Equivalent pro forma-Eagle (Per Unit)               N/A                    0.8681                0.63

     See accompanying notes to pro forma consolidated financial statements.

                    Aegis Realty, Inc.--Minimum Participation
               (Summit Insured Equity L.P. and Eagle Insured L.P.)
              Notes To Pro Forma Consolidated Financial Statements
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996
                             (Dollars in thousands)

(a)   The historical balance sheet of Eagle Insured L.P. has been adjusted to reflect the impact of applying the purchase method of accounting to this transaction. The net assets of this partnership are being adjusted to their estimated fair value of
      $34,861. The estimated fair value was determined by the Related General Partner and the Advisor based on the adjusted net asset value. The adjusted net asset value was determined primarily based on the appraisal value of the real estate collateralizing the partnership's mortgage loans, plus the value of certain other non-real estate related assets, less liabilities outstanding. The effect of purchase accounting on the balance sheet results in the following adjustments: other assets have been adjusted to eliminate the intangible items deemed to have no value, mortgage loans have increased, resulting from the net assets being recorded at their fair values, and the net effect of those changes to the assets and liabilities has been applied to the partners' capital account.

(b)   Represents reclassification of the existing partners' capital to shareholders' equity and the contribution to the Company by
      Related Aegis LLC of a portion of Prudential-Bache Properties, Inc.'s former general partner interest in accordance with the terms of the consolidation.

(c)   Represents the additional financing obtained as a result of the transactional costs expected to be incurred. These transactional cos are expected to equal $952 and will be recorded as a reduction to shareholders' equity.

(d)   Represents the minority interest share in the underlying operating partnerships (Summit Insured Equity L.P.) held by Related
      Aegis LLC and the Related General Partners. Shareholders' equity allocation to minority interest:

                                                                 Summit Insured
                                                                    Equity L.P.
                                                                    -----------
  Historical Partners' Capital                                       $69,075
  Pro Forma Minority Interest                                            .75%
                                                                     -------
  Subtotal                                                               518
  Adjustment for Minority Interest's share of transactional costs          5
                                                                     -------
  Total                                                              $   523
                                                                     =======


(e)   Pursuant to the terms of the consolidation as outlined in the Advisory Agreement, reimbursement of overhead costs is limited to a maximum of $200 annually for all four partnerships, pro rata for the minimum scenario, subject to certain adjustments.
      Thus, for the periods ending March 31, 1997 and December 31, 1996, overhead costs are limited to $25 and $102, respectively.
      The historical overhead costs for these respective periods of $41 and $247 have therefore been reduced by $16 to equal $25 for the three months and by $145 to equal $102 for the full year.

(f)   Historically, the partnership agreements have provided for the general partners of both partnerships to receive a special distributi of .5% of total invested assets. In accordance with the terms of the consolidation, the historical distributions for Eagle Insured L has been reclassified to an asset management fee. Also under the terms of consolidation, the special distributions and the asset management fee are reduced to .375% per annum of total invested assets.

(g)   Represent interest expense at an assumed annual rate of 9% on the financing of the transactional costs expected to be incurred.

(h)   Represents the following adjustments to Eagle Insured L.P. due to it being recorded at its' fair values in applying the purchase met of accounting: (i) the elimination of the historical amortization of certain other assets because these intangible items were assign no value under purchase accounting, and (ii) amortization (included in interest income from mortgage loans) of investments in mortgage loans, using the straight line method over 32 years, which approximates the average remaining term to maturity of the mortgage investments.

                    Aegis Realty, Inc.--Minimum Participation
               (Summit Insured Equity L.P. and Eagle Insured L.P.)
              Notes To Pro Forma Consolidated Financial Statements
              As Of And For The Three Months Ended March 31, 1997
                      And The Year Ended December 31, 1996
                             (Dollars in thousands)


(i)   Reflects minority interest in net income of the underlying operating partnership (Summit Insured Equity L.P.), including income allocation for special distribution as provided in the original partnership agreements. Income allocation to minority interest for three months ended March 31, 1997:


                                     Summit Insured
                                     Equity L.P.
                                     ---------------
  Pro Forma Special Distribution           $81
  Pro Forma Minority Interest                7
                                           ----
  Total                                    $88
                                           ====

   Income allocation to minority interest for Year ended December 31, 1996:

                                     Summit Insured
                                     Equity L.P.
                                     ---------------
  Pro Forma Special Distribution          $327
  Pro Forma Minority Interest               16
                                          -----
  Total                                   $343
                                          =====


(j)   Represents the cash flow statement effect for the periods ending March 31, 1997 and December 31, 1996, for the following pro forma adjustments described above: reduction of G & A expenses, $16 and $145 (note e), additional interest expense related to the transactional costs of $21 and $86 (note g), a reclassification of the special distribution for Eagle Insured L.P. to an asset management fee of $29 and $118 (note f), increase in loan payable related to additional financing, $952, and payment of transactional costs, $952 (note c). The net change in cash flow resulting from the consolidation transaction has been applied to distributions paid

(k)   Represents the minority interest share of the income of the underlying operating partnership (Summit Insured Equity L.P.) for the periods ending March 31, 1997 and December 31, 1996, of $88 and $343, respectively (see note i).

(l)   The historical statement of cash flow of Eagle Insured L.P. has been adjusted to reflect the changes caused by applying the purchase method of accounting. For the periods ending March 31, 1997 and December 31, 1996 respectively, historical net income decreased $15 and $60 and amortization increase $15 and $60 (due to the adjustment described in note h.)

(m)   Equivalent pro forma data has been calculated by multiplying the Company pro forma amounts by the exchange ratio (below) for each participating partnership, so that the Company per share pro forma amounts are equated to the respective values for one unit of the respective partnership.

      Exchange Ratio:
      (1 unit=X shares)
      Insured I               1.0103
      Eagle                   0.8668

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Aegis Realty, Inc.
New York, New York

     We have audited the accompanying balance sheet of Aegis Realty, Inc. as of December 31, 1996. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Aegis Realty, Inc. as of December 31, 1996 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, New York



March 6, 1997

                              Aegis Realty, Inc.

                                 Balance Sheets
                      March 31, 1997 and December 31, 1996


                                     ASSET

                                                                                   March 31,
                                                                                      1997         December 31,
                                                                                   (Unaudited)        1996
                                                                                   -------------   -------------
Cash                                                                                  $1,000          $1,000
                                                                                      =======         =======
                      LIABILITIES AND SHAREHOLDER'S EQUITY

Commitments and Contingencies
Common stock; $0.01 par value; 1,000 shares authorized; 1,000 shares issued and       $   10          $   10
  outstanding
Additional paid in capital                                                               990             990
                                                                                      -------         -------
Total Liabilities and Shareholder's Equity                                            $1,000          $1,000
                                                                                      =======         =======

                   See accompanying notes to balance sheets.

                              Aegis Realty, Inc.

                            Notes to Balance Sheets
                      March 31, 1997 and December 31, 1996


NOTE 1--General


     Aegis Realty, Inc., formerly Summit Realty, Inc., (the "Company") was formed on August 13, 1996 as a Maryland corporation for the primary purpose of generating distributable cash flow through a consolidation of limited partnerships (the "Partnerships") owning (either directly or through subsidiary partnerships) a diversified portfolio of fourteen neighborhood shopping centers, two garden apartment complexes and three participating FHA co-insured mortgage loans.

     On December 4, 1996 the Company issued 1,000 shares of common stock at $1.00 per share in exchange for $1,000 cash from Related Capital Company, an affiliate of the Company.

     Upon consummation of the consolidation, assuming 100% participation by the Partnerships, 8,006,614 shares will be issued to the former limited partners of the Partnerships, 31,225 shares will be issued or reserved for issuance to the former affiliated general partners of two of the Partnerships and 59,700 shares will be issued or reserved for issuance to Related Aegis LLC, the advisor of the Company (the "Advisor").

     The Company's Charter authorizes its Board of Directors to classify or reclassify any unissued shares of stock, to provide for the issuance of shares in other classes or series, including preferred stock in one or more series, to establish the number of shares in each class or series and to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualification or terms or conditions of redemption of such class or series. The Company has no present intention to issue shares of any class or series other than common stock.

     The March 31, 1997 balance sheet has been prepared without an audit. In the opinion of management, the March 31, 1997 balance sheet contains all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position of the Company as of March 31, 1997.

     As of March 31, 1997 the Company has not commenced operations.


NOTE 2--Related Party Transactions

     Upon consummation of the consolidation, the Company will enter into an agreement with Related Aegis LLC, an affiliate of Related Capital Company, to act as Advisor to the Company (the "Advisory Agreement"). The Advisor will receive (i) acquisition fees based on the acquisition prices of properties acquired; (ii) mortgage selection fees based on the principal amount of mortgages funded; (iii) asset management fees and special distributions calculated on a percentage of total invested assets by the Company; (iv) a liquidation fee based on the gross sales price of the assets sold by the Company in connection with a liquidation of the Company's assets; and (v) reimbursement of certain administrative costs incurred by the Advisor on behalf of the Company.

     The original term of the Advisory Agreement will terminate on the fourth anniversary of the date of the consummation of the consolidation (the "Effective Date"). Thereafter, the Advisory Agreement may be renewed annually by the Company, subject to an evaluation of the performance of the Advisor by the Company's directors. The Advisory Agreement cannot be terminated by the Company prior to the fourth anniversary of the Effective Date, other than for gross negligence or willful misconduct of the Advisor and by a majority vote of the Company's independent directors. The Advisory Agreement may be terminated without cause by the Advisor.

     The Company cannot liquidate prior to the fourth anniversary of the Effective Date except upon a recommendation of the Advisor and the affirmative vote of holders of not less than a majority of the then outstanding shares of common stock. After the fourth anniversary of the Effective Date, the vote of the holders of 662/3% of the Company's then outstanding shares of common stock is required to approve a liquidation of the Company that is not recommended by the Advisor and the vote of the holders of a majority of the then outstanding shares of common stock is required to approve a liquidation of the Company recommended by the Advisor. If for any reason, whether prior to or after the fourth anniversary of the Effective Date, the Advisory Agreement is terminated in accordance with its terms, the Company may liquidate upon the affirmative vote of the holders of not less than a majority of the then outstanding shares of common stock.

                              Aegis Realty, Inc.

                           Notes to Balance Sheets
                      March 31, 1997 and December 31, 1996

NOTE 3--Income Taxes

     Subsequent to the Consolidation, the Company intends to qualify and operate as a real estate investment trust ("REIT") under the provisions of the Internal Revenue Code. Under these provisions, the Company is required to distribute at least 95% of its REIT taxable income to its shareholders to maintain this qualification and not be subject to Federal income taxes for the portion of taxable income distributed. The Company must also satisfy tests concerning the nature of its assets and income and meet certain record keeping requirements.


NOTE 4--Commitments and Contingencies

     The Company will be liable for expenses of the consolidation. Assuming all of the limited partnerships participate in the consolidation, such expenses are presently estimated to be approximately $1,205,000.

                         INDEPENDENT AUDITORS' REPORT



The Members of
Related Aegis LLC
New York, New York

     We have audited the accompanying balance sheet of Related Aegis LLC as of December 31, 1996. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Related Aegis LLC as of December 31, 1996 in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
New York, New York


March 6, 1997

                               Related Aegis LLC

                                 Balance Sheets
                      March 31, 1997 and December 31, 1996


                                     ASSET

                                          March 31,
                                             1997         December 31,
                                          (Unaudited)        1996
                                          -------------   -------------
Cash                                        $1,000          $1,000
                                            ======          ======

                        LIABILITIES AND MEMBERS' EQUITY

Commitments and Contingencies
Total Liabilities and Members' Equity       $1,000          $1,000
                                            ======          ======

                   See accompanying notes to balance sheets.

                               Related Aegis LLC

                            Notes to Balance Sheets
                      March 31, 1997 and December 31, 1996

NOTE 1--General

     Related Aegis LLC (the "Company") is a limited liability company formed pursuant to the laws of the state of Delaware on September 10, 1996 to act as the Advisor to Aegis Realty, Inc. ("Aegis"), an affiliated entity. Aegis was formed on August 13, 1996 as a Maryland corporation for the primary purpose of generating distributable cash flow through a consolidation of limited partnerships (the "Partnerships") owning (either directly or through subsidiary partnerships) a diversified portfolio of fourteen neighborhood shopping centers, two garden apartment complexes and three participating FHA co-insured mortgage loans.

     The Company intends to purchase the non-affiliated general partner interests in the Partnerships for an aggregate purchase price of $1,137,000 (assuming the non-affiliated general partner interest in each of the Partnerships is acquired), intends to finance the purchases by pledging such interests and intends to receive the affiliated general partner interests of two of the Partnerships from the shareholders of such general partners in exchange for shares of the Company. Upon consummation of the consolidation, assuming 100% participation by the Partnerships, 8,006,614 shares will be issued to the former limited partners of the Partnerships, 31,225 shares will be issued or reserved for issuance to the former affiliated general partners of two of the Partnerships and, in exchange for the non-affiliated general partner interests of the Partnerships and the affiliated general partner interests of two of the Partnerships, 59,700 shares will be issued or reserved for issuance to the Company.

     The March 31, 1997 balance sheet has been prepared without an audit. In the opinion of management, the March 31, 1997 balance sheet contains all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position of the Company as of March 31, 1997.

     Neither the Company nor Aegis has commenced operations as of March 31, 1997.


NOTE 2--Income Taxes

     The Company is not required to provide for, or pay, any federal income taxes. Income tax attributes that arise from its operations are passed directly to the individual members. The Company may be subject to state and local taxes in jurisdictions in which it operates.


NOTE 3--Related Party Transactions

     Upon consummation of the consolidation, the Company shall enter into an agreement with Aegis (the "Advisory Agreement"). The Company will receive (i) acquisition fees based on the acquisition prices of properties acquired; (ii) mortgage selection fees based on the principal amount of mortgages funded; (iii) asset management fees and special distributions calculated on a percentage of total invested assets by Aegis; (iv) a liquidation fee based on the gross sales price of the assets sold by Aegis in connection with a liquidation of Aegis' assets; and (v) reimbursement of certain administrative costs incurred by the Company on behalf of Aegis.

     The original term of the Advisory Agreement will terminate on the fourth anniversary of the date of the consummation of the consolidation (the "Effective Date"). Thereafter, the Advisory Agreement may be renewed annually by Aegis, subject to an evaluation of the performance of the Company by Aegis' directors. The Advisory Agreement cannot be terminated by Aegis prior to the fourth anniversary of the Effective Date, other than for gross negligence or willful misconduct of the Company and by a majority vote of Aegis' independent directors. The Advisory Agreement may be terminated without cause by the Company.

     Aegis cannot liquidate prior to the fourth anniversary of the Effective Date except upon a recommendation of the Company and the affirmative vote of holders of not less than a majority of the then outstanding shares of Aegis' common stock. After the fourth anniversary of the Effective Date, the vote of the holders of 662/3% of Aegis' then outstanding shares of common stock is required to approve a liquidation of Aegis that is not recommended by the Company and the vote of the holders of a majority of the then outstanding shares of common stock is required to approve a liquidation of Aegis recommended by the Company. If for any reason, whether prior to or after the fourth anniversary of the Effective Date, the Advisory Agreement is terminated in accordance with its terms, Aegis may liquidate upon the affirmative vote of the holders of not less than a majority of the then outstanding shares of its common stock.

                         INDEPENDENT AUDITORS' REPORT




To the Partners of
Summit Insured Equity L.P.
New York, New York


     We have audited the accompanying statements of financial condition of Summit Insured Equity L.P. (a Delaware Limited Partnership) as of December 31, 1996 and 1995, and the related statements of income, changes in partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the General Partners. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the General Partners, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Summit Insured Equity L.P. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




/s/ DELOITTE & TOUCHE LLP
New York, New York

March 20, 1997

                          Summit Insured Equity L.P.
                            (a limited partnership)


                       Statements of Financial Condition


                                     ASSETS

                                                                                                       December 31
                                                                                            ---------------------------------
                                                                                               1996              1995
                                                                                            --------------   ----------------
Property and equipment, net of accumulated depreciation of $14,841,244 and $13,262,215,
 respectively (Note 4)                                                                      $70,670,980       $ 72,538,235
Cash and cash equivalents                                                                     2,398,013          2,057,134
Accounts receivable-tenants, net of allowance for doubtful accounts of $302,609 and
 $509,000,
 respectively                                                                                   803,219            878,701
Deferred insurance costs, net of accumulated amortization of $4,604,448 and $4,003,868,
 respectively (Note 3)                                                                        1,401,356          2,001,936
Deferred refinancing costs, net of accumulated amortization of $116,043 and $110,764,
 respectively (Note 3)                                                                           17,599             22,878
Deferred leasing commissions, net of accumulated amortization of $263,304 and $188,004,
 respectively (Note 3)                                                                          468,653            285,179
Other assets                                                                                     82,517             77,982
                                                                                            ------------      ------------
  Total Assets                                                                              $75,842,337       $ 77,862,045
                                                                                            ============      ============
                       LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Notes payable (Note 8)                                                                     $ 5,565,841       $  5,792,615
 Accounts payable and other liabilities                                                         475,862            533,115
 Real estate taxes payable                                                                      564,012            646,100
 Due to general partners and affiliates (Note 5)                                                141,192            149,780
                                                                                            ------------      ------------
  Total Liabilities                                                                           6,746,907          7,121,610
                                                                                            ------------      ------------
Contingencies (Note 9)
Partners' Capital (Deficit):
 Limited partners (4,000,000 BUC$ issued and outstanding)                                    69,352,193         70,980,748
 General Partners                                                                              (256,763)          (240,313)
                                                                                            ------------      ------------
 Total Partners' Capital                                                                     69,095,430         70,740,435
                                                                                            ------------      ------------
 Total Liabilities and Partners' Capital                                                    $75,842,337       $ 77,862,045
                                                                                            ============      ============



                       See notes to financial statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                              Statements of Income

                                                                  Years Ended December 31
                                                         -----------------------------------------
                                                           1996           1995           1994
                                                         ------------   ------------   -----------
Revenues:
 Rental income                                             $7,097,398     $7,236,966     $7,145,175
 Recovery of common area maintenance charges                  828,478        740,722        821,767
 Real estate tax reimbursements                             1,040,827        868,645        942,669
 Interest income                                               39,845         57,219         13,327
 Other                                                        217,482        177,674        349,477
                                                          -----------    -----------    -----------
  Total revenues                                            9,224,030      9,081,226      9,272,415
                                                          -----------    -----------    -----------
Expenses:
 General and administrative                                   428,235        532,673        449,951
 General and administrative-related parties (Note 5)          633,084        577,670        587,374
 Operating                                                    168,757        178,136        150,126
 Repairs and maintenance                                      892,434        773,174        873,440
 Real estate taxes                                          1,075,573      1,184,399      1,024,013
 Insurance                                                    251,755        252,711        229,231
 Interest                                                     531,504        552,456        527,547
 Bad debt                                                      57,637        247,762        246,147
 Depreciation and amortization                              2,758,415      2,491,954      2,475,831
                                                          -----------    -----------    -----------
  Total expenses                                            6,797,394      6,790,935      6,563,660
                                                          -----------    -----------    -----------
Net income                                                 $2,426,636     $2,290,291     $2,708,755
                                                          ===========    ===========    ===========
Allocation of Net Income:
 Limited Partners                                          $1,971,450     $1,836,469     $2,250,748
                                                          ===========    ===========    ===========
 General Partners                                          $   19,914     $   18,550     $   22,735
                                                          ===========    ===========    ===========
 Special Distributions to General Partners (Note 5)        $  435,272     $  435,272     $  435,272
                                                          ===========    ===========    ===========
Net income per BUC                                         $      .49     $      .46     $      .56
                                                          ===========    ===========    ===========



                       See notes to financial statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)



                                                      Total         Limited Partners     General Partners
                                                   --------------   ------------------   -----------------
Partners' capital (deficit)--January 1, 1994       $73,884,671        $ 74,093,539          $ (208,868)
Net income                                           2,708,755           2,250,748             458,007
Distributions                                       (4,071,641)         (3,600,003)           (471,638)
                                                   ------------       ------------          ----------
Partners' capital (deficit)--December 31, 1994      72,521,785          72,744,284            (222,499)
Net income                                           2,290,291           1,836,469             453,822
Distributions                                       (4,071,641)         (3,600,005)           (471,636)
                                                   ------------       ------------          ----------
Partners' capital (deficit)--December 31, 1995      70,740,435          70,980,748            (240,313)
Net income                                           2,426,636           1,971,450             455,186
Distributions                                       (4,071,641)         (3,600,005)           (471,636)
                                                   ------------       ------------          ----------
Partners' capital (deficit)--December 31, 1996     $69,095,430        $ 69,352,193          $ (256,763)
                                                   ============       ============          ==========


                       See notes to financial statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                            Statements of Cash Flows



                                                                                     Years Ended December 31,
                                                                          -----------------------------------------------
                                                                             1996            1995             1994
                                                                          -------------   -------------   ---------------
Cash flows from operating activities:
Net income                                                                $2,426,636      $2,290,291       $ 2,708,755
                                                                          -----------     -----------      -------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                                             2,758,415       2,491,954         2,475,831
 Changes in assets and liabilities:
 Decrease (increase) in accounts receivable-tenants                          281,873        (138,725)          (93,447)
 (Decrease) increase in allowance for doubtful accounts                     (206,391)        197,000           165,000
 Increase in other assets                                                     (4,535)        (40,851)          (29,406)
 (Decrease) increase in due to General Partners and affiliates                (8,588)         27,750              (955)
 (Decrease) increase in accounts payable and other liabilities               (57,253)         56,218          (113,903)
 (Decrease) increase in real estate taxes payable                            (82,088)        173,363           (56,878)
                                                                          -----------     -----------      -------------
  Total adjustments                                                        2,681,433       2,766,709         2,346,242
                                                                          -----------     -----------      -------------
 Net cash provided by operating activities                                 5,108,069       5,057,000         5,054,997
                                                                          -----------     -----------      -------------
Cash flows used in investing activities:
 Improvements to property and equipment                                     (119,325)       (110,637)         (442,739)
 Leasing commissions paid                                                   (349,450)        (73,292)         (171,151)
 Increase in sellers' rental guarantees                                            0          15,000                 0
                                                                          -----------     -----------      -------------
 Net cash used in investing activities                                      (468,775)       (168,929)         (613,890)
                                                                          -----------     -----------      -------------
Cash flows used in financing activities:
 Repayments of notes payable                                                (226,774)       (166,597)         (367,032)
 Proceeds from notes payable                                                       0               0           350,000
 Distributions paid                                                       (4,071,641)     (4,071,641)       (4,071,641)
 Increase in deferred refinancing costs                                            0         (26,398)                0
                                                                          -----------     -----------      -------------
 Net cash used in financing activities                                    (4,298,415)     (4,264,636)       (4,088,673)
                                                                          -----------     -----------      -------------
Net increase in cash and cash equivalents                                    340,879         623,435           352,434
Cash and cash equivalents at beginning of year                             2,057,134       1,433,699         1,081,265
                                                                          -----------     -----------      -------------
Cash and cash equivalents at end of year                                  $2,398,013      $2,057,134       $ 1,433,699
                                                                          ===========     ===========      =============
Supplemental information:
 Interest paid                                                            $   532,799     $  553,061       $   527,547
                                                                          ===========     ===========      =============

                       See notes to financial statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996


NOTE 1--General


     Summit Insured Equity L.P., a Delaware limited partnership (the "Partnership"), was organized on December 12, 1985 and had no operations until the commencement, on December 23, 1986, of the public offering of beneficial unit certificates (BUC$) representing assignments of limited partnership interests in the Partnership. The General Partners of the Partnership (the "General Partners") are Related Insured Equity Associates, Inc. (the "Related General Partner") and Prudential-Bache Properties, Inc. ("PBP"). The General Partners manage and control the affairs of the Partnership. The Partnership's fiscal year ends on December 31. The Partnership was formed to acquire, on an all-cash basis, existing income producing shopping centers, and to improve, operate, and hold such properties for investment.

     The Partnership owns eleven shopping centers located in the following states: Arizona, Indiana, Tennessee, Oregon, Florida, Mississippi, Georgia, California and Ohio.

     The Partnership owns an insurance policy (the "Policy") which insures, but not guarantees, that the cumulative amount of insured cash available for distribution from all sources, as determined in accordance with the Policy and related agreement, together with the appraised values of the real estate then owned by the Partnership, will equal at least 100% and up to a maximum of 125% of original contributions on the tenth anniversary of the final property acquisition date. The Policy is intended to cover various economic risks of the ownership of the properties, but does not apply to certain losses, costs, penalties or expenses, including, among others, those arising out of any physical loss, damage, loss of use or other physical injury to the properties.


NOTE 2--Summary of Significant Accounting Policies

     a) Basis of Accounting

     The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles ("GAAP"). The tax basis net income was lower by approximately $145,000 from the GAAP basis net income for the year ended December 31, 1996 primarily due to direct write-offs for tax purposes which exceeded bad debt expense for GAAP, as well as the treatment of sellers' rental guarantees and depreciation under GAAP (see Note 2b). For the years ended December 31, 1995 and 1994, the tax basis net income was greater than the GAAP basis net income by approximately $287,000, and $271,000, respectively, primarily due to the treatment of sellers' rental guarantees and depreciation under GAAP.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     b) Property and Equipment

     The carrying amount of property and equipment includes the purchase price, acquisition fees and expenses, and any other costs incurred in acquiring the properties less amounts received from sellers' rental guarantees. Buildings are depreciated on the straight line basis over their estimated useful lives of 40 years. Maintenance and repairs are charged to expense as incurred. Renewals and betterments that significantly extend the useful life of a property are capitalized.

     The Partnership reviews each of its property investments for possible impairment at least annually, and more frequently if circumstances warrant. Impairment of properties to be held and used is determined to exist when estimated amounts recoverable through future operations on an undiscounted basis are below the properties' carrying value. If a property is determined to be impaired, it is written down to its estimated fair value.

     The determination of impairment is based, not only upon future cash flows, which rely upon estimates and assumptions including expense growth, occupancy and rental rates, but also upon market capitalization and discount rates as well as other market indicators. The General Partners believe that the estimates and assumptions used are appropriate in evaluating the carrying amount of the Partnership's properties. However, changes in market conditions and circumstances may occur in the near term which would cause these estimates and assumptions to change, which, in turn, could cause the amounts ultimately realized upon the sale or other disposition of the properties to differ materially from their estimated fair value. Such changes may also require write-downs in future years. No write-downs for impairments have been recorded as of December 31, 1996.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 2--Summary of Significant Accounting Policies (Continued)

     c) Cash and Cash Equivalents

     Cash and cash equivalents include cash in banks and money market funds, whose cost approximates market value.

     d) Income Taxes

     The Partnership is not required to provide for, or pay, any federal income taxes. Net income or loss generated by the Partnership is passed through to the individual partners and is required to be reported by them. The Partnership may be subject to state and local taxes in jurisdictions in which it operates.

     e) Reclassifications

     Certain balances have been reclassified from prior years to conform to classifications used in the current year's presentation.


NOTE 3--Costs, Fees and Expenses

     a) Public Offering Costs

     Costs incurred to organize the Partnership, including but not limited to legal, accounting and registration fees, were considered deferred organization costs. These costs were capitalized and were amortized over a 60-month period which ended in 1995. Costs incurred to sell Partnership units (BUC$), including brokerage and underwriting commissions (7% of the gross proceeds), certain printing costs, and non-accountable expense allowance were considered selling and offering expenses, and charged to Limited Partners' capital.

     b) Acquisition Fees

     At investor closings, the General Partners were paid a property acquisition fee (equal to 5% of the Gross Proceeds) for evaluating and screening real property to be acquired. This fee, along with acquisition expenses incurred by the Partnership, was allocated to the properties based on the cost of shopping centers acquired.

     c) Deferred Insurance Costs

     Costs related to the Policy purchased for the benefit of the Limited Partners are being amortized over a 10 year period ( the life of the Policy) which commenced on May 19, 1989, the date of the Partnership's final acquisition.

     d) Deferred Refinancing Costs

     Costs incurred in connection with the refinancing of the note payable have been capitalized and are being amortized over the life of the note (see Note 8).

     e) Deferred Leasing Commissions

     Costs incurred in connection with the lease-up of vacant space and lease renewals have been capitalized and are being amortized over the term of the underlying leases.

     f) Other Expenses

     In addition to the costs, fees, and expenses discussed above, the Partnership reimburses the General Partners and its affiliates for actual Partnership operating expenses payable by or allocable to the Partnership. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership Agreement.

     Amortization related to the deferred costs described above is included in depreciation and amortization expense.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 4--Property and Equipment

     The components of property and equipment are as follows:


                                           December 31
                               -----------------------------------
                                   1996               1995
                               ----------------   ----------------
Land                            $ 20,356,681       $ 20,356,681
Buildings and improvements        65,155,543         65,443,769
                                ------------       ------------
                                  85,512,224         85,800,450
Less:
Accumulated depreciation         (14,841,244)       (13,262,215)
                                ------------       ------------
                                $ 70,670,980       $ 72,538,235
                                ============       ============

     Amounts estimated to be recoverable from future operations and ultimate sales were greater than the carrying value of each property owned at December 31, 1996 and 1995. However, the carrying value of certain properties may be in excess of their fair values as of such dates.

     The following list compares gross revenues for each of the Partnership's investment properties as a percentage of the Partnership's total gross revenues during 1996, 1995 and 1994.


                                             1996     1995     1994
                                             ------   ------   -----
1.  Cactus Village/Glendale, AZ                 6%       6%     7%
2.  Hickory Plaza/Nashville, TN                 7%       7%     7%
3.  Highland Fair/Gresham, OR                   7%       8%     8%
4.  Pablo Plaza/Jacksonville, FL               10%      10%     8%
5.  Southhaven/Southhaven, MS                   8%       7%     6%
6.  Town West/Indianapolis, IN                  7%       6%     7%
7.  Westbird/Miami, FL                         11%      12%    11%
8.  Winery Square/Fairfield, CA                14%      15%    17%
9.  Mountain View Village/Snellville, GA       11%      10%    10%
10. Forest Park Square/Cincinnati, OH          12%      11%    11%
11. Kokomo Plaza/Kokomo, IN                     7%       8%     8%

     During the year ended December 31, 1996, the Kroger Company, which is a tenant at Hickory Plaza Shopping Center, Southhaven Shopping Center, Town West Shopping Center, Mountain View Village Shopping Center, Forest Park Shopping Center and Kokomo Plaza Shopping Center, accounted for approximately 37% of the Partnership's total rental income.


NOTE 5--Related Party Transactions

     The costs and expenses incurred to related parties for the years ended December 31, 1996, 1995 and 1994 were as follows:


                                   1996          1995         1994
                                 -----------   -----------   ----------
Expense reimbursement (a)          $ 178,600     $ 128,586     $ 150,839
Property management fees (b)         420,157       410,177       416,848
Leasing costs (c)                     11,507        16,092         8,187
Insurance services (d)                22,820        22,815        11,500
                                  ----------    ----------    ----------
                                   $ 633,084     $ 577,670     $ 587,374
                                  ==========    ==========    ==========

     (a) The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar; transfer and assignment functions; asset management; investor communications; printing and other administrative services. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership Agreement.

     (b) The Partnership's eleven properties are being managed by RCC Property Advisors, Inc. (the "Manager"), an affiliate of the Related General Partner.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 5--Related Party Transactions (Continued)

     (c) Leasing costs, representing travel and other reimbursable expenses incurred, are paid to the Manager in connection with the lease-up of vacant space and lease renewals. In addition, capitalized leasing commissions paid to the Manager for the years ended December 31, 1996 and 1995 were approximately $251,000 and $50,000, respectively.

     (d) Four of the officers of the Related General Partner have an ownership interest in Multi-Family Program Manager Inc., a company which has provided insurance services for the properties.

     The distributions earned by the General Partners for the years ended December 31, 1996, 1995 and 1994 are as follows:


                                                                    General Partners
                                                           -----------------------------------
                                                            1996         1995         1994
                                                           ----------   ----------   ---------
Special Distributions                                        $435,272     $435,272   $435,272
Regular Distributions of Adjusted Cash from Operations         36,364       36,364     36,366
                                                            ---------    ---------   ---------
                                                             $471,636     $471,636   $471,638
                                                            =========    =========   =========

     As of December 31, 1996, Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owned 33,760 BUC$.


NOTE 6--Profit and Loss Allocation/Distribution

     For financial reporting purposes, net profits or losses, after the Special Distributions to the General Partners, are allocated 99% to the limited partners and BUC$holders and 1% to the General Partners.

     Net income per BUC is computed based on the net income for the year allocated to the limited partners divided by the number of BUC$ outstanding for the year.

     The General Partners are paid a Special Distribution of Adjusted Cash From Operations equal to 0.5% of invested assets per annum, as defined in the Partnership Agreement, for managing the affairs of the Partnership.

     Distributions of cash made, based on Adjusted Cash from Operations after payment of Special Distributions as defined in the Partnership Agreement, are allocated 99% to the limited partners and BUC$holders and 1% to the General Partners.


NOTE 7--Leases

     Future minimum base rentals due from tenants under non-cancellable operating leases as of December 31, 1996 are as follows:


Year Ended December 31      Amount
------------------------   ------------
       1997                $ 6,664,000
       1998                  6,211,000
       1999                  5,582,000
       2000                  5,084,000
       2001                  4,683,000
       Thereafter           28,193,000
                           ------------
       Total               $56,417,000
                           ============

     Certain leases require the lessees to reimburse the Partnership for real estate taxes, insurance costs and certain other reimbursable expenses.


NOTE 8--Notes Payable

     The Partnership had a loan for $5,600,000 from New York Life Insurance Company ("NYL"). The NYL loan had a five year term at a fixed 9.25% annualized interest rate payable in equal monthly installments of interest only which expired on April 10, 1995. During the second quarter of 1995, the Partnership refinanced the loan with NYL for an additional five years at a 9.25% annualized interest rate payable in equal monthly installments of principal and interest in the amount of $55,984 until June 10, 2000, at which time the balance of principal, together with any unpaid interest, is due. Costs incurred in connection with the refinancing are being amortized over the life of the loan. Another loan, with an original balance of approximately $376,000, which was held by Chemical Bank for a term of one year, was fully repaid on February 2, 1995.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 8--Notes Payable (Continued)

     Annual principal payment requirements as of December 31, 1996 for each of the next five fiscal years and thereafter are as follows:


        Year Ending           Amount
       --------------         ------
         1997(a)          $  396,598
         1998                202,078
         1999                221,583
         2000                242,971
         2001                266,424
         Thereafter        4,236,187
                         ===========
                          $5,565,841
                         ===========

     (a) Includes principal repayment of loan due to High Peak on January 17, 1997 of $212,309. (See Note 9.)

     The Partnership has determined that the carrying value of the notes payable approximates their fair value at December 31, 1996 and 1995.


NOTE 9--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P. II, Summit Preferred Equity L.P. and Eagle Insured L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third-party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related

                          Summit Insured Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 9--Contingencies (Continued)

Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of fees currently payable to the General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters, (i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or (iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and
(ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor that a closing may occur in the projected time frame. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.

On August 9, 1994, House of Fabrics, Inc. ("House of Fabrics"), a tenant at Winery Square Shopping Center ("Winery Square"), closed a $350,000 promissory note ("the Note") with High Peak Corporation ("Lender"), a third party lender, for tenant improvements at the tenant's location. It is an amortizing note carrying a fixed interest rate of 12%, maturing on August 1, 1999 and with fixed monthly payments in the amount of $7,786 due and payable on the first day of each month. As required by the Lender, the Partnership guaranteed the payment of all principal, interest, any additional interest and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note (the "Guarantee"). On November 3, 1994, House of Fabrics filed under Chapter 11 of the Bankruptcy Code and pursuant to subsequent court proceedings, certain of House of Fabrics' leases were rejected and those stores were closed including the Winery Square location. Pursuant to such proceedings, as of March 1996, the tenant ceased operations and rental payments with respect to the Winery Square location. Management has pursued various proposals to re-lease the space and is currently in negotiations with a replacement tenant for most of the space. Pursuant to the terms of the Guarantee, the Partnership continued to make payments to the Lender of amounts due under the Note and payments were current through December 31, 1996.

Together with the Lender, the Partnership also pursued a claim in the bankruptcy proceedings for amounts due from House of Fabrics under the Note and the lease. In December 1996, in accordance with the Order Confirming House of Fabrics' Third Amended Plan of Reorganization dated May 23, 1996 (as modified) stock certificates evidencing 15,251 shares and 13,910 shares of House of Fabrics common stock were issued to the Lender and the Partnership, respectively, against their allowed claims of $265,981 and $242,491, respectively. Under an agreement with the Lender, the stock issued to the Lender was assigned to the Partnership on January 17, 1997, the balance of the loan ($212,309) due the Lender was paid-off and the Partnership was fully released under its Guaranty. The stock is thinly traded but was sold as of February 28, 1997 for $145,805 ($5 per share), less brokerage commissions and fees.


NOTE 10--Subsequent Events

     On February 14, 1997, a distribution of $900,001 was paid to the BUC$holders and $9,091 to the General Partners from Adjusted Cash From Operations for the quarter ended December 31, 1996.

     On January 17, 1997, under an agreement with High Peak Corporation, 13,910 shares of the common stock of House of Fabrics, Inc. were assigned to the Partnership, the balance of the loan due to High Peak Corporation was paid off and the Partnership was fully released under its guarantee (see Note 9).

                          Summit Insured Equity L.P.
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.



Liquidity and Capital Resources

     The Registrant's current primary source of funds is cash flow from operations of eleven shopping centers.

     All distributions made during 1996, 1995 and 1994 were from Adjusted Cash From Operations of the properties. The Registrant currently expects that cash distributions will continue to be paid in the foreseeable future from Adjusted Cash From Operations generated by the properties.

     On February 14, 1997, a distribution of $900,001 was paid to the BUC$holders and $9,091 to the General Partners from Adjusted Cash From Operations for the quarter ended December 31, 1996.

     As more fully discussed in Results of Operations below, two anchor tenants have vacated their premises but continue to meet the terms of their lease.

     On August 9, 1994, House of Fabrics, Inc. ("House of Fabrics"), a tenant at Winery Square Shopping Center ("Winery Square"), closed a $350,000 promissory note ("the Note") with High Peak Corporation ("Lender"), a third party lender, for tenant improvements at the tenant's location. It is an amortizing note carrying a fixed interest rate of 12%, maturing on August 1, 1999 and with fixed monthly payments in the amount of $7,786 due and payable on the first day of each month. As required by the Lender, the Registrant guaranteed the payment of all principal, interest, any additional interest and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note (the "Guarantee"). On November 3, 1994, House of Fabrics filed under Chapter 11 of the Bankruptcy Code and pursuant to subsequent court proceedings, certain of House of Fabrics' leases were rejected and those stores were closed including the Winery Square location. Pursuant to such proceedings, as of March 1996, the tenant ceased operations and rental payments with respect to the Winery Square location. Management has pursued various proposals to re-lease the space and is currently in negotiations with a replacement tenant for most of the space. Pursuant to the terms of the Guarantee, the Registrant continued to make payments to the Lender of amounts due under the Note and payments were current through December 31, 1996.

     Together with the Lender, the Registrant also pursued a claim in the bankruptcy proceedings for amounts due from House of Fabrics under the Note and the lease. In December 1996, in accordance with the Order Confirming House of Fabrics' Third Amended Plan of Reorganization dated May 23, 1996 (as modified) stock certificates evidencing 15,251 shares and 13,910 shares of House of Fabrics common stock were issued to the Lender and the Registrant, respectively, against their allowed claims of $265,981 and $242,491, respectively. Under an agreement with the Lender, the stock issued to the Lender was assigned to the Registrant on January 17, 1997, the balance of the loan ($212,309) due the Lender was paid-off and the Registrant was fully released under its Guaranty. The stock is thinly traded but was sold as of February 28, 1997 for $145,805 ($5 per share), less brokerage commissions and fees.

     During the year ended December 31, 1996, cash and cash equivalents of the Registrant increased by approximately $341,000. This increase is primarily attributable to cash flow from operations of approximately $5,108,000, which exceeded debt payments of approximately $227,000, distributions of approximately $4,072,000, capital expenditures of approximately $119,000 and leasing commissions of approximately $349,000.

     Future liquidity is expected to result from cash generated from the operations of the properties, interest earned on funds invested in short-term money market instruments and ultimately through the sale or refinancing of the properties. The Registrant anticipates that future tenant and capital improvements will be funded from cash generated from operations will provide sufficient liquidity to fund in future years the Registrant's operating expenditures, debt service, future tenant and capital improvements and distributions.

     For a discussion of the proposed settlement of the Class Action relating to the Registrant, see Other Events in Item 1. Business above.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed that will or are likely to impact liquidity in a material way. The Registrant's investments in properties are diversified by location so that if one area of the country is experiencing downturns in the economy, the remaining properties may be experiencing upswings. However, the geographic diversification of the portfolio may not protect against a general downturn in the national economy.


Results of Operations

     Results of the Registrant's operations for the year ended December 31, 1996 consist primarily of the result of the operations of the eleven shopping centers in which the Registrant has invested.

                          Summit Insured Equity L.P.
                            (a limited partnership)

     The Registrant reviews each of its property investments for possible impairment at least annually, and more frequently if circumstances warrant. Impairment of properties to be held and used is determined to exist when estimated amounts recoverable through future operations on an undiscounted basis are below the properties' carrying value. If a property is determined to be impaired, it is written down to its estimated fair value.

     The determination of impairment is based, not only upon future cash flows, which rely upon estimates and assumptions including expense growth, occupancy and rental rates, but also upon market capitalization and discount rates as well as other market indicators. The General Partners believe that the estimates and assumptions used are appropriate in evaluating the carrying amount of the Registrant's properties. However, changes in market conditions and circumstances may occur in the near term which would cause these estimates and assumptions to change, which, in turn, could cause the amounts ultimately realized upon the sale or other disposition of the properties to differ materially from their estimated fair value. Such changes may also require write-downs in future years. No write-downs for impairments have been recorded as of December 31, 1996.

     The Registrant's investment in the shopping centers is subject to the risks arising from management and ownership of commercial properties. The Registrant invests in shopping centers with substantial anchor tenants. Anchor tenants usually provide stability to a shopping center and a steady source of rental payments. A shopping center's revenues from all of its tenants can be adversely affected by the loss of its anchor tenant. If the rental income from shopping centers decreases, it could adversely affect distributions to BUC$holders and could affect the price the Registrant is able to receive upon sale of the properties.

     All eleven shopping centers have tenants with leases that require payment of percentage rent. Percentage rent is an amount paid by the tenant which represents a portion of sales proceeds over a specified threshold amount as called for in the lease.

     Within the eleven shopping centers there were twenty seven tenants who received some period of free rent during 1996. Free rent (i.e. not charging a tenant rent for a period of time) is given to tenants as an inducement to lease or re-lease space. The total amount of free rent was less than 1% of net rental income. Some of the tenants will continue to receive free rent in 1997.

     Safeway, the anchor tenant of Cactus Village Shopping Center ("Cactus Village") closed its facility in December 1991 due to poor sales. However, the tenant continues to fully abide by all aspects of its lease which will expire in September 2006. There have been several proposals received for leasing this space, but as of March 1, 1997, this space has not been re-leased.

     In November 1995, Publix, the anchor tenant of Pablo Plaza Shopping Center in Jacksonville, Florida, moved out of its space to a newer, larger space approximately one mile away. This tenant's lease expires in November 1998, and Publix intends to continue to abide by the terms of its lease until expiration. As of March 1, 1997, this space has not been re-leased.


1996 vs. 1995

     Net income per BUC was $.49 for the year ended December 31, 1996 as compared to $.46 for the year ended December 31, 1995.

     Rental income decreased approximately $140,000 or 2% from 1995 to 1996 primarily due to decreases at Highland Fair Shopping Center ("Highland Fair") and Winery Square due to the loss of several tenants at both locations partially offset by an increase in occupancy at Southhaven Shopping Center and Forest Park Shopping Center ("Forest Park").

     Recovery of common area maintenance charges increased approximately $88,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995. This increase is primarily due to repairs in 1996 for relamping of parking lots at Hickory Plaza Shopping Center ("Hickory Plaza") and Winery Square, roof repairs at Hickory Plaza as well as an underaccrual of such charges at Cactus Village in 1995.

     Real estate tax reimbursements increased approximately $172,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995. This increase was primarily due to an increase in real estate taxes at Forest Park in 1995 due to an unsuccessful valuation protest which was billed in 1996 and an underaccrual of reimbursements at Mountain View Shopping Center ("Mountain View") in 1995.

     Interest income decreased approximately $17,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995. This decrease is primarily due to interest income earned on an escrow account for several years at one of the Registrant's properties, which was recognized in the third quarter of 1995.

                          Summit Insured Equity L.P.
                            (a limited partnership)

     Other income increased approximately $40,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995 primarily due to an increase in insurance reimbursements from tenants at Winery Square resulting from increases in premiums for earthquake insurance.

     General and administrative expense decreased approximately $104,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995. This decrease is primarily due to a settlement of a lawsuit with the seller of Winery Square in connection with monies placed in escrow at closing to ensure construction completion in 1995 as well as the cost of appraisals of the Registrant's eleven properties in 1995.

     Repairs and maintenance expense increased approximately $119,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995. This increase is primarily due to roof repairs at Westbird Shopping Center ("Westbird") and Hickory Plaza, relamping of parking lots at Hickory Plaza and Winery Square and structural repairs to the building at Westbird.

     Bad debt expense decreased approximately $190,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995. This decrease is primarily due to a decrease in reserves at Townwest, Cactus Village, Highland Fair and Winery Square.

     Depreciation and amortization increased approximately $266,000 for the year ended December 31, 1996 as compared to the year ended December 31, 1995 primarily due to the write off of leasehold improvements and leasing commissions relating to a tenant at Winery Square which ceased operations and rental payments in March 1996.


1995 vs. 1994

     Net income per BUC was $.46 for the year ended December 31, 1995 as compared to $.56 for the year ended December 31, 1994.

     Rental income remained fairly consistent from 1994 to 1995 with a 1% increase primarily due to normal rent increases.

     Recovery of common area maintenance charges and repairs and maintenance expense decreased approximately $81,000 and $100,000, respectively, for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This decrease is primarily due to nonrecurring repairs in 1994 performed on the roof and air conditioning system at Westbird, a portion of which was charged back to the tenants.

     Interest income increased approximately $44,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This increase is primarily due to accrued interest income recognized on an escrow account in 1995 at one of the Registrant's properties.

     Other income decreased approximately $172,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This decrease is primarily due to the receipt of approximately $135,000 in 1994 from contractors, engineers and tradesmen for the Registrant's share of a legal settlement for defective work at Winery Square.

     General and administrative expense increased approximately $83,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This increase is primarily due to a settlement of a lawsuit with the seller of Winery Square in connection with monies placed in escrow at closing to ensure construction completion.

     Operating expense increased approximately $28,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This increase is primarily due to an increase in utility expense at Westbird, Winery Square, Mountain View and Forest Park.

     Real estate taxes increased approximately $160,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This increase is primarily due to an unsuccessful valuation protest at Forest Park. This increase is also due to an underaccrual of real estate taxes in 1994 at Cactus Village and an increase of real estate taxes at Highland Fair.

     Insurance expense increased approximately $23,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994. This increase is primarily due to an understatement of prepaid insurance at December 31, 1993.

                          Summit Insured Equity L.P.

                            (a limited partnership)


                       Statements of Financial Condition
                                  (Unaudited)



                                                                                            March 31,       December 31,
                                                                                               1997            1996
                                                                                            -------------   -------------
ASSETS
Property and equipment, net of accumulated depreciation of $15,275,484 and $14,841,244,
 respectively (Note 2)                                                                     $70,242,073     $70,670,980
Cash and cash equivalents                                                                    2,717,373       2,398,013
Accounts receivable-tenants, net of allowance for doubtful accounts of $107,158 and
 $302,609,
 respectively                                                                                  892,372         803,219
Deferred insurance costs, net of accumulated amortization of $4,754,593 and $4,604,448,
 respectively                                                                                1,251,211       1,401,356
Deferred refinancing costs, net of accumulated amortization of $10,119 and $116,043,
 respectively                                                                                   16,279          17,599
Deferred leasing commissions, net of accumulated amortization of $297,398 and $263,304,
 respectively                                                                                  457,422         468,653
Other assets                                                                                   110,277          82,517
                                                                                            -----------     -----------
 Total Assets                                                                              $75,687,007     $75,842,337
                                                                                            ===========     ===========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Notes payable                                                                             $ 5,309,039     $ 5,565,841
 Accounts payable and other liabilities                                                        467,850         475,862
 Real estate taxes payable                                                                     562,117         564,012
 Due to General Partners and affiliates                                                        273,251         141,192
                                                                                            -----------     -----------
 Total Liabilities                                                                           6,612,257       6,746,907
                                                                                            -----------     -----------
Contingencies (Note 5)
Partners' Capital (Deficit):
 Limited Partners (4,000,000 BUC$ issued and outstanding)                                   69,331,720      69,352,193
 General Partners                                                                             (256,970)       (256,763)
                                                                                            -----------     -----------
 Total Partners' Capital                                                                    69,074,750      69,095,430
                                                                                            -----------     -----------
 Total Liabilities and Partners' Capital                                                   $75,687,007     $75,842,337
                                                                                            ===========     ===========



                       See Notes to Financial Statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                        Statements of Income (Unaudited)



                                                             Three Months Ended
                                                                  March 31,
                                                         ---------------------------
                                                            1997           1996
                                                         -------------   -----------
Revenues:
 Rental income                                           $1,942,476      $1,872,529
 Recovery of common area maintenance charges                207,120         185,181
 Real estate tax reimbursements                             260,207         217,161
 Interest income                                             10,817           6,715
 Other                                                       50,264          42,161
                                                         ----------      -----------
 Total revenues                                           2,470,884       2,323,747
                                                         ----------      -----------
Expenses:
 General and administrative                                 100,350         107,811
 General and administrative-related parties (Note 3)        133,185         201,140
 Operating                                                   55,689          45,883
 Repairs and maintenance                                    274,598         216,277
 Real estate taxes                                          268,893         280,784
 Insurance                                                   60,468          63,867
 Interest                                                   122,124         135,041
 Bad debt                                                  (161,452)        284,263
 Depreciation and amortization                              619,799         629,568
                                                         ----------      -----------
 Total expenses                                           1,473,654       1,964,634
                                                         ----------      -----------
Net Income                                               $  997,230      $  359,113
                                                         ==========      ===========
Allocation of Net Income:
 Limited partners                                        $  879,528      $  247,792
                                                         ==========      ===========
 General Partners                                        $    8,884      $    2,503
                                                         ==========      ===========
 Special distributions to General Partners               $  108,818      $  108,818
                                                         ==========      ===========
Net Income per BUC                                       $      .22      $      .06
                                                         ==========      ===========



                       See Notes to Financial Statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)
                                  (Unaudited)



                                                                  Limited          General
                                                   Total          Partners        Partners
                                                 -------------   -------------   --------------
Partners' capital (deficit)--January 1, 1997    $69,095,430     $69,352,193       $ (256,763)
Net income                                          997,230         879,528          117,702
Distributions                                    (1,017,910)       (900,001)        (117,909)
                                                 -----------     -----------      ----------
Partners' capital (deficit)--March 31, 1997     $69,074,750     $69,331,720       $ (256,970)
                                                 ===========     ===========      ==========


                       See Notes to Financial Statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)


                      Statements of Cash Flows (Unaudited)



                                                                                           Three Months Ended
                                                                                                March 31,
                                                                                     -------------------------------
                                                                                        1997             1996
                                                                                     -------------   ---------------
Cash flows from operating activities:
Net income                                                                           $  997,230       $   359,113
                                                                                     -----------      -----------
Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                                                          619,799           629,568
 Decrease in accounts receivable-tenants                                                106,298           345,076
 (Decrease) increase in allowance for doubtful accounts                                (195,451)          284,000
 (Increase) decrease in other assets                                                    (27,760)           12,714
 Increase in due to General Partners and affiliates                                     132,059            66,497
 Decrease in accounts payable and other liabilities                                      (8,012)          (35,551)
 Decrease in real estate tax payable                                                     (1,895)          (81,140)
                                                                                     -----------      -----------
  Total adjustments                                                                     625,038         1,221,164
                                                                                     -----------      -----------
 Net cash provided by operating activities                                            1,622,268         1,580,277
                                                                                     -----------      -----------
Cash flows from investing activities:
 Improvements to property and equipment                                                  (5,333)          (36,077)
 Leasing commissions paid                                                               (22,863)          (63,464)
                                                                                     -----------      -----------
 Net cash used in investing activities                                                  (28,196)          (99,541)
                                                                                     -----------      -----------
Cash flows from financing activities:
 Principal payment on notes payable                                                    (256,802)          (55,956)
 Distributions paid                                                                  (1,017,910)       (1,017,910)
                                                                                     -----------      -----------
 Net cash used in financing activities                                               (1,274,712)       (1,073,866)
                                                                                     -----------      -----------
Net increase in cash and cash equivalents                                               319,360           406,870
Cash and cash equivalents--beginning of period                                        2,398,013         2,057,134
                                                                                     -----------      -----------
Cash and cash equivalents--end of period                                             $2,717,373       $ 2,464,004
                                                                                     ===========      ===========
Supplemental Information:
 Interest paid                                                                       $  123,459       $   135,041
                                                                                     ===========      ===========


                       See Notes to Financial Statements.

                          Summit Insured Equity L.P.
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)


NOTE 1--General


     Summit Insured Equity L.P., a Delaware limited partnership (the "Partnership"), was organized on December 12, 1985 and had no operations until the commencement, on December 23, 1986, of the public offering of beneficial unit certificates (BUC$) representing assignments of limited partnership interests in the Partnership. The General Partners of the Partnership (the "General Partners") are Related Insured Equity Associates, Inc. (the "Related General Partner") and Prudential-Bache Properties, Inc. ("PBP"). The General Partners manage and control the affairs of the Partnership. The Partnership was formed to acquire, on an all-cash basis, existing income producing shopping centers, and to improve, operate, and hold such properties for investment.

     These financial statements have been prepared without audit. In the opinion of management, the financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of the Partnership as of March 31, 1997 and the results of its operations and its cash flows for the three months ended March 31, 1997 and 1996. However, the operating results for the interim periods may not be indicative of the results for the full year.

     Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these financial statements should be read in conjunction with the financial statements and notes thereto included in the Partnership's Form 10-K for the year ended December 31, 1996.

     The Partnership reviews each of its property investments for possible impairment at least annually, and more frequently if circumstances warrant. If this review indicates that the carrying amount of the property may not be recoverable, the Partnership estimates the future cash flows expected to result from the operations of the property and its eventual sale. If the sum of these expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the property, it is written down to its estimated fair value.

     The expected future cash flows used in this process rely upon estimates and assumptions, including expense growth, occupancy, rental rates, and market capitalization rates. The General Partners believe that the estimates and assumptions used are appropriate. However, changes in market conditions and circumstances may occur which would cause these estimates and assumptions to change, resulting in revised cash flow projections. This, in turn, could lead to future write-downs, which could be material. No write-downs for impairment have been recorded as of March 31, 1997.


NOTE 2--Property and Equipment

     The components of property and equipment are as follows:

                                     March 31,        December 31,
                                       1997               1996
                                   ----------------   ----------------
Land                                $ 20,356,681       $ 20,356,681
Buildings and improvements            65,160,876         65,155,543
                                    ------------       ------------
                                      85,517,557         85,512,224
Less: Accumulated depreciation       (15,275,484)       (14,841,244)
                                    ------------       ------------
                                    $ 70,242,073       $ 70,670,980
                                    ============       ============

     Amounts estimated to be recoverable from future operations and ultimate sales were greater than the carrying value of each property owned at March 31, 1997 and December 31, 1996. However, the carrying value of certain properties may be in excess of their fair value as of such dates.

                          Summit Insured Equity L.P.
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 3--Related Party Transactions

     The costs and expenses incurred to related parties for the three months ended March 31, 1997 and 1996 were as follows:


                                    Three Months Ended
                                        March 31,
                                 ------------------------
                                   1997         1996
                                 -----------   ----------
Expense reimbursement (a)          $  20,182     $  69,593
Property management fees (b)         104,062       122,625
Leasing costs (c)                        900         3,147
Insurance services (d)                 8,041         5,775
                                  ----------    ----------
                                   $ 133,185     $ 201,140
                                  ==========    ==========

     (a) The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management, registrar, transfer and assignment functions, asset management, investor communications; printing and other administrative services. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership agreement.

     (b) The Partnership's eleven properties are being managed by RCC Property Advisors, Inc. (the "Property Manager"), an affiliate of the Related General Partner.

     (c) Leasing costs, representing travel and other reimbursable expenses incurred, are paid to the Property Manager in connection with the lease-up of vacant space and lease renewals. In addition, capitalized leasing commissions paid to the Property Manager for the three months ended March 31, 1997 and the year ended December 31, 1996 were approximately $18,000 and $251,000 respectively.

     (d) Four of the officers of the Related General Partner have ownership interests in Multi-Family Program Inc., a company which has provided insurance services for the properties.

     The distributions earned by the General Partners for the three months ended March 31, 1997 and 1996 were as follows:


                                                           Three Months Ended
                                                               March 31,
                                                        -----------------------
                                                          1997         1996
                                                        -----------   ---------
Special Distributions                                   $ 108,818     $ 108,818
Regular Distributions of Cash Flows from Operations         9,091         9,091
                                                        ----------    ---------
                                                        $ 117,909     $ 117,909
                                                        ==========    =========

     As of March 31, 1997 Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 33,760 BUC$.


NOTE 4--Notes Payable

     On August 9, 1994, House of Fabrics, Inc. ("House of Fabrics"), a tenant at Winery Square Shopping Center ("Winery Square"), closed a $350,000 promissory note ("the Note") with High Peak Corporation ("Lender"), a third party lender, for tenant improvements at the tenant's location. It is an amortizing note carrying a fixed interest rate of 12%, maturing on August 1, 1999 and with fixed monthly payments in the amount of $7,786 due and payable on the first day of each month. As required by the Lender, the Partnership guaranteed the payment of all principal, interest, any additional interest and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note (the "Guarantee"). On November 3, 1994, House of Fabrics filed under Chapter 11 of the Bankruptcy Code and pursuant to subsequent court proceedings, certain of House of Fabrics' leases were rejected and those stores were closed including the Winery Square location. Pursuant to such proceedings, as of March 1996, the tenant ceased operations and rental payments with respect to the Winery Square location. Management has pursued various proposals to re-lease the space and is currently in negotiations with a replacement tenant for most of the space. Pursuant to the terms of the Guarantee, the Partnership continued to make payments to the Lender of amounts due under the Note and payments were current through January 17, 1997, at which time the balance of the loan was paid-off as described below.

     Together with the Lender, the Partnership also pursued a claim in the bankruptcy proceedings for amounts due from House of Fabrics under the Note and the lease. In December 1996, in accordance with the Order Confirming House of Fabrics' Third Amended Plan of Reorganization dated May 23, 1996 (as modified) stock certificates evidencing 15,251 shares and 13,910 shares of House of Fabrics

                          Summit Insured Equity L.P.
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 4--Notes Payable (Continued)

common stock were issued to the Lender and the Partnership, respectively, against their allowed respective claims of $265,981 and $242,491. Under an agreement with the Lender, the stock issued to the Lender was assigned to the Partnership on January 17, 1997, the balance of the loan ($212,309) due the Lender was paid-off and the Partnership was fully released under its Guaranty. The stock is thinly traded but all 29,161 shares were sold as of February 28, 1997 for $5 per share, netting the Partnership $143,978 after brokerage commissions and fees.


NOTE 5--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P. II, Summit Preferred Equity L.P. and Eagle Insured L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third-party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of the sum of the aggregate annual fees currently payable to both General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy

                          Summit Insured Equity L.P.
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 5--Contengencies (Continued)

to object to the Reorganization; or (iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and (ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor as to the time frame in which a closing may occur. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


NOTE 6--Subsequent Event

     In May 1997, distributions of $900,001 and $9,091 were paid to the BUC$holders and General Partners, respectively, from cash flow from operations for the quarter ended March 31, 1997.

                          Summit Insured Equity L.P.
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.



 Liquidity and Capital Resources--

     The Partnership's current primary source of funds is cash flow from operations of eleven shopping centers.

     During the three months ended March 31, 1997, cash and cash equivalents increased by approximately $319,000. This increase is primarily attributable to cash flow from operations of $1,622,000, which exceeded debt payments of $257,000, distributions of $1,018,000, capital expenditures of $5,000 and leasing commissions of $23,000.

     Future liquidity is expected to result from cash generated from the operations of the properties, interest earned on the funds invested in short-term money market instruments and ultimately through the sale or refinancing of the properties. The Partnership anticipates that cash generated from operations will provide sufficient liquidity to fund in future years the Partnership's operating expenditures, debt service, future tenant and capital improvements and distributions.

     In May 1997, distributions of $900,001 and $9,091 were paid to the BUC$holders and General Partners, respectively, from cash from operations for the quarter ended March 31, 1997.

     As more fully discussed in Results of Operations below, two anchor tenants previously vacated their premises but continue to meet the terms of their lease, including their rental payments.

     For a discussion of the proposed settlement of the Class Action relating to the Partnership, see Note 5 to the financial statements.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed that will or are likely to impact liquidity in a material way. The Partnership's investments in properties are diversified by location so that if one area of the country is experiencing downturns in the economy, the remaining properties may be experiencing upswings. However, the geographic diversification of the portfolio may not protect against a general downturn in the national economy.


 Results of Operations

     Safeway, the anchor tenant of Cactus Village Shopping Center closed its facility in December 1991 due to poor sales. However, the tenant continues to fully abide by all aspects of its lease which will expire in September 2006. There have been several proposals received for leasing this space, but as of May 14, 1997, this space has not been re-leased.

     In November 1995, Publix, the anchor tenant of Pablo Plaza Shopping Center in Jacksonville, Florida, moved out of its space to a newer, larger space approximately one mile away. Their lease expires in November 1998, and Publix continues to abide by the terms of its lease, including rental payments. As of May 14, 1997 , this space has not been re-leased. Management continues to explore a variety of proposals to lease or sublease this space.

     Net income increased approximately $638,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 for the reasons discussed below.

     Revenues for the three months ended March 31, 1997 consisted primarily of the results of the operations of the eleven shopping centers in which the Partnership has invested. Rental income from these properties during the three months ended March 31, 1997 increased approximately 4% as compared to the corresponding period in 1996 primarily due to an increase in occupancy at Cactus Village.

     Recovery of common area maintenance charges increased approximately $22,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to an underaccrual of such charges at Hickory Plaza and Cactus Village in 1996.

     Real estate tax reimbursements increased approximately $43,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to an underaccrual of reimbursements at Mountain View and Forest Park in 1996.

     Interest income increased approximately $4,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to higher cash and cash equivalents balances in 1997.

     Other income increased approximately $8,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to an underaccrual of insurance reimbursements at Winery Square in 1996.

     General and administrative expenses-related parties decreased approximately $68,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to an underaccrual of expense reimbursements to PSI at December 31, 1995 as well as a decrease in property management fees at Westbird, Pablo Plaza and Forest Park in 1997.

                          Summit Insured Equity L.P.
                            (a limited partnership)

     Operating expenses increased approximately $10,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to small increases in utilities at Winery Square.

     Repairs and maintenance increased approximately $58,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to an increase in landscaping expenses at Cactus Village and Winery Square as well as an increase in paving expenses at Kokomo Plaza and the restriping of the parking lot at Winery Square.

     Bad debt expense decreased approximately $446,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to a decrease in reserves in 1997 at Kokomo Plaza, Winery Square, Cactus Village and Forest Park and the collection of a portion of amounts previously written off relating to a tenant at Winery Square.

                         INDEPENDENT AUDITORS' REPORT




To the Partners of
Summit Insured Equity L.P. II
New York, New York


     We have audited the accompanying statements of financial condition of Summit Insured Equity L.P. II (a Delaware Limited Partnership) as of December 31, 1996 and 1995, and the related statements of income, changes in partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the General Partners. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the General Partners, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Summit Insured Equity L.P. II as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




/s/DELOITTE & TOUCHE LLP
New York, New York



March 20, 1997

                         Summit Insured Equity L.P. II
                            (a limited partnership)


                       Statements of Financial Condition


                                     ASSETS

                                                                                                       December 31,
                                                                                             ---------------------------------
                                                                                                1996              1995
                                                                                             --------------   ----------------
Property and equipment, net of accumulated depreciation of $2,564,790 and $2,180,124,
 respectively (Note 4)                                                                       $18,530,554      $18,742,999
Cash and cash equivalents                                                                      1,517,177        1,729,819
Accounts receivable-tenants, net of allowance for doubtful accounts of $8,000 and $10,000,
 respectively                                                                                    199,988          173,846
Deferred insurance costs, net of accumulated amortization of $922,416 and $772,835,
 respectively (Note 3)                                                                           573,395          722,976
Deferred loan costs, net of accumulated amortization of $42,713 and $31,892, respectively
 (Note 3)                                                                                         31,312            7,974
Deferred leasing commissions, net of accumulated amortization of $68,525 and $46,703,
 respectively (Note 3)                                                                           178,766           80,360
Other assets                                                                                      49,067            6,544
                                                                                             ------------      ----------
 Total Assets                                                                                $21,080,259      $21,464,518
                                                                                             ============      ==========
                       LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Note payable (Note 8)                                                                       $ 1,373,675      $ 1,389,944
 Accounts payable and other liabilities                                                          166,258          131,085
 Accrued real estate taxes                                                                       143,186          142,806
 Due to General Partners and affiliates (Note 5)                                                 154,701          149,425
                                                                                             ------------      ----------
 Total Liabilities                                                                             1,837,820        1,813,260
                                                                                             ------------      ----------
Contingencies (Note 9)
Partners' Capital (Deficit):
 Limited Partners (1,005,623 BUC$ issued and outstanding)                                     19,318,933       19,719,573
 General Partners                                                                                (76,494)         (68,315)
                                                                                             ------------      ----------
 Total Partners' Capital                                                                      19,242,439       19,651,258
                                                                                             ------------      ----------
 Total Liabilities and Partners' Capital                                                     $21,080,259      $21,464,518
                                                                                             ============      ==========



                       See notes to financial statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


                              Statements of Income

                                                                   Year Ended December 31,
                                                          -----------------------------------------
                                                            1996           1995           1994
                                                          ------------   ------------   -----------
Revenues:
 Rental income                                            $1,866,910     $1,942,339     $1,862,043
 Recovery of common area maintenancce charges                243,455        198,906        215,928
 Real estate tax reimbursements                              278,576        294,912        306,417
 Interest income                                              31,527         29,092         21,849
 Other                                                        10,797         13,139          9,250
                                                          -----------    -----------    -----------
 Total revenues                                            2,431,265      2,478,388      2,415,487
                                                          -----------    -----------    -----------
Expenses:
 General and administrative                                  119,002        131,093        111,588
 General and administrative--related parties (Note 5)        197,186        203,184        205,904
 Operating                                                    34,160         41,569         33,585
 Repairs and maintenance                                     282,516        209,154        175,335
 Real estate taxes                                           370,488        357,516        353,742
 Insurance                                                    48,377         48,175         53,476
 Interest                                                    111,458        112,700        122,500
 Bad debt                                                     20,428         35,649            222
 Depreciation and amortization                               597,514        554,439        551,040
                                                          -----------    -----------    -----------
 Total expenses                                            1,781,129      1,693,479      1,607,392
                                                          -----------    -----------    -----------
Net income                                                $  650,136     $  784,909     $  808,095
                                                          ===========    ===========    ===========
Allocation of Net Income:
 Limited Partners                                         $  529,263     $  661,340     $  684,063
                                                          ===========    ===========    ===========
 General Partners                                         $   10,801     $   13,497     $   13,960
                                                          ===========    ===========    ===========
 Special Distributions to General Partners (Note 6)       $  110,072     $  110,072     $  110,072
                                                          ===========    ===========    ===========
Net income per BUC                                        $      .53     $      .66     $      .68
                                                          ===========    ===========    ===========



                       See notes to financial statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)



                                                      Total         Limited Partners     General Partners
                                                   --------------   ------------------   -----------------
Partners' capital (deficit)--January 1, 1994       $20,176,368        $ 20,234,178          $ (57,810)
Net income                                             808,095             684,063            124,032
Distributions                                       (1,059,057)           (930,004)          (129,053)
                                                   ------------       ------------          ---------
Partners' capital (deficit)--December 31, 1994      19,925,406          19,988,237            (62,831)
Net income                                             784,909             661,340            123,569
Distributions                                       (1,059,057)           (930,004)          (129,053)
                                                   ------------       ------------          ---------
Partners' capital (deficit)--December 31, 1995      19,651,258          19,719,573            (68,315)
Net income                                             650,136             529,263            120,873
Distributions                                       (1,058,955)           (929,903)          (129,052)
                                                   ------------       ------------          ---------
Partners' capital (deficit)--December 31, 1996     $19,242,439        $ 19,318,933          $ (76,494)
                                                   ============       ============          =========

                       See notes to financial statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


                            Statements of Cash Flows

                                                                                     Year Ended December 31,
                                                                          ---------------------------------------------
                                                                             1996            1995            1994
                                                                          -------------   -------------   -------------
Cash flows from operating activities:
Net income                                                                $  650,136      $  784,909     $   808,095
                                                                          -----------     -----------     -----------
Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                                               597,514         554,439         551,040
 (Increase) decrease in accounts receivable-tenants                          (24,142)         62,111        (135,195)
 Decrease in allowance for doubtful accounts                                  (2,000)         (6,000)        (23,000)
 Decrease (increase) in other assets                                         (42,523)              2          34,020
 Increase (decrease) in due to General Partners and affiliates                 5,276          30,565          (5,945)
 Increase in accrued real estate taxes                                           380             748           4,983
 Increase (decrease) in accounts payable and other liabilities                35,173         (43,240)         34,564
                                                                          -----------     -----------     -----------
 Total adjustments                                                           569,678         598,625         460,467
                                                                          -----------     -----------     -----------
 Net cash provided by operating activities                                 1,219,814       1,383,534       1,268,562
                                                                          -----------     -----------     -----------
Cash flows from investing activities:
 Improvements of property and equipment                                     (181,655)            (21)        (12,097)
 Leasing commissions paid                                                   (141,418)        (41,608)        (26,671)
                                                                          -----------     -----------     -----------
 Net cash used in investing activities                                      (323,073)        (41,629)        (38,768)
                                                                          -----------     -----------     -----------
Cash flows from financing activities:
 Proceeds from note payable                                                1,400,000               0               0
 Principal repayments on notes payable                                    (1,416,269)        (10,056)              0
 Increase in deferred loan costs                                             (34,159)              0               0
 Distributions paid                                                       (1,058,955)     (1,059,057)     (1,059,057)
                                                                          -----------     -----------     -----------
 Net cash used in financing activities                                    (1,109,383)     (1,069,113)     (1,059,057)
                                                                          -----------     -----------     -----------
Net (decrease) increase in cash and cash equivalents                        (212,642)        272,792         170,737
Cash and cash equivalents at beginning of year                             1,729,819       1,457,027       1,286,290
                                                                          -----------     -----------     -----------
Cash and cash equivalents at end of year                                  $1,517,177      $1,729,819     $ 1,457,027
                                                                          ===========     ===========     ===========
Supplemental information:
 Interest paid                                                            $  111,458      $  112,700     $   122,500
                                                                          ===========     ===========     ===========

                       See notes to financial statements.

                        Summit Insured Equity L.P., II
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996


NOTE 1--General


     Summit Insured Equity L.P. II (the "Partnership") is a limited partnership which was formed under the laws of the State of Delaware on July 17, 1987. The general partners of the Partnership (the "General Partners") are RIDC II, L.P., a Delaware limited partnership (the "Related General Partner"), and Prudential-Bache Properties, Inc., a Delaware corporation ("PBP"). The General Partners manage and control the affairs of the Partnership.

     The Partnership's fiscal year ends on December 31.

     The Partnership owns three shopping centers: Rolling Hills Square located in Tucson, Arizona; Mountain Park Plaza located in Atlanta, Georgia; and Applewood Centre located in Omaha, Nebraska.

     The Partnership has purchased an insurance policy (the "Policy") which insures, but does not guarantee, that the cumulative amount of Insured Cash Available for Distribution from all sources, as determined in accordance with the Policy and related agreement, together with the appraised values of the real estate then owned by the Partnership, will equal at least 100% and up to a maximum of 125% of Original Contributions on the tenth anniversary of the final property acquisition date. The Policy is intended to cover various economic risks of the ownership of the properties, but does not apply to certain losses, costs, penalties or expenses, including, among others, those arising out of any physical loss, damage, loss of use or other physical injury to the properties.


NOTE 2--Summary of Significant Accounting Policies

     a) Basis of Accounting

     The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The difference between tax basis net income and GAAP basis net income was not significant for the years ended December 31, 1996 and 1994. The GAAP basis net income was greater than tax basis net income by approximately $67,000 for the year ended December 31, 1995 primarily due to a non-recurring tax adjustment to amortization expense relating to prior years.

     b) Property and Equipment

     The carrying amount includes the purchase price, acquisition fees and expenses, and any other costs incurred in acquiring the properties, less amounts received from sellers' rental guarantees. Buildings are depreciated on the straight line basis over their estimated useful lives of 40 years. Maintenance and repairs are charged to expense as incurred. Renewals and betterments that significantly extend the useful life of a property are capitalized.

     The Partnership reviews each of its property investments for possible impairment at least annually, and more frequently if circumstances warrant. Impairment of properties to be held and used is determined to exist when estimated amounts recoverable through future operations on an undiscounted basis are below the properties' carrying value. If a property is determined to be impaired, it is written down to its estimated fair value.

     The determination of impairment value is based, not only upon future cash flows, which rely upon estimates and assumptions including expense growth, occupancy and rental rates, but also upon market capitalization and discount rates as well as other market indicators. The General Partners believe that the estimates and assumptions used are appropriate in evaluating the carrying amount of the Partnership's properties. However, changes in market conditions and circumstances may occur in the near term which would cause these estimates and assumptions to change, which, in turn, could cause the amounts ultimately realized upon the sale or other disposition of the properties to differ materially from their estimated fair value. Such changes may also require write-downs in future years. No write-downs for impairment have been recorded as of December 31, 1996.

     c) Rental Income

     Rental income includes amounts received and accrued from operating leases as well as amounts related to the reimbursement of common area maintenance charges, real estate taxes and insurance.

                        Summit Insured Equity L.P., II
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 2--Summary of Significant Accounting Policies (Continued)

     d) Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, cash in banks, and investments in short-term instruments with an original maturity of three months or less whose cost approximates market value.

     e) Income Taxes

     The Partnership is not required to provide for, or pay, any federal income taxes. Net income or loss generated by the Partnership is passed through to the individual partners and is required to be reported by them. The Partnership may be subject to state and local taxes in jurisdictions in which it operates.


NOTE 3--Costs, Fees and Expenses

     a) Public Offering Costs

     Costs incurred to organize the Partnership, including but not limited to legal, accounting and registration fees, are considered deferred organization costs. These costs were capitalized and amortized over a 60-month period. Costs incurred to sell Partnership units (BUC$) including brokerage and underwriting commissions (7% of the Gross Proceeds), certain printing costs, and non-accountable expense allowances were considered selling and offering expenses and charged to Limited Partners' capital.

     b) Acquisition Fees

     At investor closings, the General Partners were paid a property acquisition fee (equal to 5% of the Gross Proceeds) for evaluating real property to be acquired. This fee, along with acquisition expenses incurred by the Partnership, was allocated to the properties based on the cost of shopping centers acquired.

     c) Deferred Insurance Costs

     Costs related to the insurance policy purchased for the benefit of the Limited Partners are being amortized over a 10 year period ( the life of the insurance policy) which commenced with the date of the Partnership's final acquisition of Applewood Centre on November 8, 1990.

     d) Deferred Loan Costs

     Costs incurred with the refinancing of the note payable in 1991 were capitalized and were amortized over the life of the note. Costs incurred in connection with the refinancing of the note payable which matured in 1995 and was extended to 2010 during 1996, are being capitalized and will be amortized over the life of the note (see Note 8).

     e) Deferred Leasing Commissions

     Costs incurred in connection with the lease-up of vacant space and lease renewals have been capitalized and are being amortized over the term of the underlying leases.

     Amortization related to the deferred costs described above is included in depreciation and amortization expense.

     f) Other Expenses

     In addition to the costs, fees, and expenses discussed above, the Partnership reimburses the General Partners and their affiliates for actual Partnership operating expenses payable by or allocable to the Partnership. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership Agreement.

     g) Reclassifications

     Certain reclassifications have been made to prior year amounts to conform with current year's presentation.

                        Summit Insured Equity L.P., II
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 4--Property and Equipment

     The components of Property and Equipment are as follows:

                                       December 31,
                               ----------------------------
                                  1996           1995
                               -------------   ------------
Land                             $ 6,445,794   $ 6,445,794
Buildings and improvements        14,649,550    14,477,329
                                ------------   ------------
                                  21,095,344    20,923,123
Less:
Accumulated depreciation           2,564,790     2,180,124
                                ------------   ------------
                                 $18,530,554   $18,742,999
                                ============   ============

     Amounts estimated to be recoverable from future operations and ultimate sales were greater than the carrying value of each property owned at December 31, 1996 and 1995. However, the carrying value of certain properties may be in excess of their appraised values as of such dates.

     The following list compares gross rental revenues for each of the Partnership's investment properties as a percentage of the Partnership's total gross revenues for each of the three years in the period ended December 31, 1996. In each year interest income accounted for the balance of gross revenues.



                                    1996     1995     1994
                                    ------   ------   -----
Rolling Hills Square/Tucson, AZ     35%      32%      33%
Mountain Park Plaza/Atlanta, GA     28%      28%      27%
Applewood Centre/Omaha, NE          36%      39%      39%


NOTE 5--Related Party Transactions

     The costs and expenses incurred to related parties for the years ended December 31, 1996, 1995 and 1994 were as follows:

                                     Year Ended December 31,
                               -----------------------------------
                                  1996        1995        1994
                               ----------- ----------- -----------
Expense reimbursement (a)        $  83,714   $  83,425 $ 97,913
Property management fees (b)       104,943     109,324  108,405
Leasing costs (c)                    2,809       4,735   (2,914)
Insurance services (d)               5,720       5,700    2,500
                                ----------  ---------- ---------
                                 $ 197,186   $ 203,184 $205,904
                                ==========  ========== =========

     (a) The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership Agreement.

     (b) The Partnership's three properties are being managed by RCC Property Advisors, Inc. (the "Manager"), an affiliate of the Related General Partner.

     (c) Leasing costs, representing travel and other reimbursable expenses incurred, are paid to RCC in connection with the lease-up of vacant space and lease renewals. In addition, capitalized leasing commissions paid to the Manager for the years ended December 31, 1996 and 1995 were $141,000 and $13,000, respectively.

     (d) Four of the officers of the Related General Partner have ownership interest in Multi-Family Program Manager Inc., a company which has provided insurance services for the properties.

                        Summit Insured Equity L.P., II
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 5--Related Party Transactions (Continued)

     The distributions earned by the General Partners for the years ended December 31, 1996, 1995 and 1994 were as follows:


                                                     Year Ended December 31,
                                                -------------------------------
                                                  1996       1995       1994
                                                ---------- ---------- ---------
Special Distributions                             $110,072   $110,072   $110,072
Regular Distributions of Cash from Operations       18,980     18,981     18,981
                                                 ---------  ---------  ---------
                                                  $129,052   $129,053   $129,053
                                                 =========  =========  =========

     As of December 31, 1996, Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 1,980 BUC$.


NOTE 6--Profit and Loss Allocations/Distributions

     For financial reporting purposes, net profits or losses, after Special Distributions to the General Partners, are allocated 98% to the Limited Partners and BUC$holders and 2% to the General Partners.

     Net income per BUC is computed based on the net income for the period allocated to the Limited Partners divided by the number of BUC$ outstanding for the period.

     The General Partners are paid a Special Distribution of Adjusted Cash from Operations equal to 0.5% of Invested Assets per annum (as defined in the Partnership Agreement) for managing the affairs of the Partnership.

     Distributions of cash are based on Adjusted Cash from Operations after payment of Special Distributions as defined in the Partnership Agreement are allocated 98% to the Limited Partners and BUC$holders and 2% to the General Partners.


NOTE 7--Leases

     Future minimum base rentals due from tenants under non-cancellable operating leases as of December 31, 1996 are as follows:


Year Ending December 31      Amount
-------------------------   ------------
            1997            $ 1,711,216
            1998              1,575,574
            1999              1,438,855
            2000              1,370,076
            2001              1,270,784
            Thereafter        9,610,806
                            ------------
            Total           $16,977,311
                            ============

     Certain leases require the lessees to reimburse the Partnership for real estate taxes, insurance costs and certain other reimbursable expenses.

     There are two tenants in two of the shopping centers who paid rent in excess of 10% of the Partnership's total revenue. The amounts received by the Partnership in each of the years ended December 31, 1996, 1995 and 1994 were:


                                  Rent
Tenant                           Received
------------------------------   ---------
          A&P Futurestore       $269,496
          Hy-Vee Food Stores     366,171


     There were two tenants in two shopping centers who received free rent during 1996 and it is not anticipated that any tenants will receive free rent in 1997. The total amount of free rent was less than 1% of net rental income.


NOTE 8--Note Payable

     The Partnership had a loan with Principal Mutual Life Insurance Company ("Principal Mutual") which matured on December 1, 1995. On July 29, 1996, the Partnership completed a refinancing with Principal Mutual of its mortgage in the amount of $1,400,000 and, on that date, the existing outstanding mortgage in the amount of $1,383,661 was paid off. The new loan, with a final maturity of January 1, 2010 and a principal amount of $1,400,000, has an initial term of five years at a fixed interest rate of 7.03% per annum. Under the

                        Summit Insured Equity L.P., II
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 8--Note Payable (Continued)


terms of the loan, principal and interest are payable in equal monthly installments of $13,405 based on a 13.5 year amortization schedule with the unpaid principal balance becoming fully due and payable at maturity. At the end of the initial five year term and again at the end of year ten, there is a renewal/call option; the interest rate will be adjusted based on an index pursuant to the loan document. This loan is prepayable without penalty only at those times. Costs incurred in connection with this loan will be amortized over the life of the loan. Between December 1, 1995 and the refinancing date, the Partnership made the required payments pursuant to the terms of the matured loan.


     Annual principal payment requirements as of December 31, 1996 for each of the next five fiscal years and thereafter are as follows:


Year Ending              Amount
----------------------   ----------
          1997           $  66,408
          1998              71,230
          1999              76,402
          2000              81,950
          2001              87,900
          Thereafter       989,785
                         ----------
                         1,373,675
                         ==========


     The Partnership has determined that the carrying value of the note payable approximates its fair value at December 31, 1996 and 1995.


NOTE 9--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

                        Summit Insured Equity L.P., II
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 9--Contingencies (Continued)

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P., Summit Preferred Equity L.P. and Eagle Insured L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of fees currently payable to the General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or
(iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and
(ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor that a closing may occur in the projected time frame. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


NOTE 10--Subsequent Event

     In February 1997, a distribution of $232,501 was paid to the BUC$holders and $4,746 to the General Partner in payment of their 2% interest from Adjusted Cash From Operations for the quarter ended December 31, 1996.

                        Summit Insured Equity L.P., II
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.


 Liquidity and Capital Resources

     The Registrant's current primary source of funds is from (i) cash flow from operations of the shopping centers and (ii) interest earned on working capital which is invested in money market instruments.

     During the year ended December 31, 1996, cash and cash equivalents decreased approximately $213,000 primarily as a result of capital expenditures ($182,000), leasing commisions ($141,000), an increase in deferred loan costs ($34,000) and distributions to partners ($1,059,000), which exceeded net cash flows from operations ($1,220,000). Included in the adjustment to reconcile the net income to net cash flows from operations is net depreciation and amortization in the amount of approximately $598,000.

     The Registrant had a loan with Principal Mutual Life Insurance Company ("Principal Mutual") which matured on December 1, 1995. On July 29, 1996, the Registrant completed a refinancing with Principal Mutual of its mortgage in the amount of $1,400,000 and, on that date, the existing outstanding mortgage in the amount of $1,383,661 was paid off. The new loan with a final maturity of January 1, 2010 and a principal amount of $1,400,000, has an initial term of five years at a fixed interest rate of 7.03% per annum. Under the terms of the loan, principal and interest is payable in equal monthly installments of $13,405 based on a 13.5 year amortization schedule with the unpaid principal balance becoming fully due and payable at maturity. At the end of the initial five year term and again at the end of year ten, there is a renewal/call option; the interest rate will be adjusted based on an index pursuant to the loan document. This loan is prepayable without penalty only at those times. Costs incurred in connection with this loan will be amortized over the life of the loan. Between December 1, 1995 and the refinancing date, the Registrant made the required payments pursuant to the terms of the matured loan.

     In February 1997, a distribution of $232,501 was paid to the BUC$holders and $4,746 to the General Partner in payment of their 2% interest from Adjusted Cash From Operations for the quarter ended December 31, 1996.

     In July 1994, A&P closed its store in the Mountain Park Plaza Shopping Center due to reduced sales and increased competition. The Registrant continues to receive rental revenue from the vacated tenant pursuant to the terms of the lease and both the tenant and the Registrant are actively pursuing potential sub-tenants or replacement tenants. As of March 15, 1997, this space has not been re-leased.

     The Registrant's investment in the shopping centers is subject to the risks arising from ownership of commercial properties. The Registrant has invested in shopping centers with substantial anchor tenants. Anchor tenants usually provide stability to a shopping center and a steady source of rental payments. A shopping center's revenues from all of its tenants can be adversely affected by the loss of its anchor tenant. If the rental income from the shopping center decreases, it could adversely affect distributions to BUC$holders and could affect the price the Registrant is able to receive upon sale of the properties.

     Future liquidity is expected to result from cash generated from the operations of the properties, interest earned on funds invested in short-term money market instruments and ultimately through the sale or refinancing of the properties. The Registrant anticipates that future tenant and capital improvements will be funded from cash generated from operations will be sufficient to fund in future years the Registrant's operating expenditures, debt service, future tenant and capital improvements and distributions.

     For a discussion of the proposed settlement of the Class Action relating to the Registrant, see Other Events in Item 1. Business above.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed that will or are likely to impact liquidity in a material way. The Registrant's investments in properties are diversified by location so that if one area of the country is experiencing downturns in the economy, the remaining properties may be experiencing upswings. However, the geographic diversification of the portfolio may not protect against a general downturn in the national economy.

 Results of Operations

     The primary components of the Registrant's results of operations for the year ended December 31, 1996 are the results of the Registrant's investments in three shopping centers. (See Item 2 and Item 14 Schedule III)

     The Registrant reviews each of its property investments for possible impairment at least annually, and more frequently if circumstances warrant. Impairment of properties to be held and used is determined to exist when estimated amounts recoverable through future operations on an undiscounted basis are below the properties' carrying value. If a property is determined to be impaired, it is written down to its estimated fair value.

     The determination of impairment is based, not only upon future cash flows, which rely upon estimates and assumptions including expense growth, occupancy and rental rates, but also upon market capitalization and discount rates as well as other market indicators.

                        Summit Insured Equity L.P., II
                            (a limited partnership)

The General Partners believe that the estimates and assumptions used are appropriate in evaluating the carrying amount of the Registrant's properties. However, changes in market conditions and circumstances may occur in the near term which would cause these estimates and assumptions to change, which, in turn, could cause the amounts ultimately realized upon the sale or other disposition of the properties to differ materially from their estimated fair value. Such changes may also require write-downs in future years. No write-downs for impairments have been recorded as of December 31, 1996.

1996 vs. 1995

     Net income per BUC was $.53 for the year ended December 31, 1996. This decrease of $.13 or $135,000 from 1995 to 1996 was primarily attributable to the following reasons.

     Rental income decreased approximately $75,000 or 3.9% from 1995 to 1996 primarily attributable to a decrease in occupancy at Applewood Centre.

     Recovery of common area maintenance charges increased approximately $45,000 from 1995 to 1996 primarily due to reimbursements for improvements at Rolling Hills Square.

     Operating expenses decreased approximately $7,000 from 1995 to 1996 primarily due to the payment by Applewood Centre of the gas and electric expenses for one of the tenants in 1995 for which the reimbursement in November 1995 was included in rental income.

     Repairs and maintenance increased approximately $73,000 from 1995 to 1996 primarily due to an increase in landscaping, painting and parking lot repairs at Rolling Hills Square.

     Bad debt expense decreased approximately $15,000 from 1995 to 1996 primarily due to a decrease in direct write-offs in 1996.

1995 vs. 1994

     Net income per BUC was $.66 for the year ended December 31, 1995. This decrease of $.02 or $23,000 from 1994 to 1995 was primarily attributable to the reasons below.

     Rental income increased approximately $80,000 or 4.3% from 1994 to 1995. This increase was primarily attributable to an increase in occupancy at Applewood Centre from 95% as of December 31, 1994 to 97% as of December 31, 1995. Rolling Hills Square and Mountain Park Plaza, with occupancy rates of 88% and 97% at December 31, 1995, respectively, had increases in rental income due to fewer rental concessions in 1995.

     Interest income increased approximately $7,000 from 1994 to 1995 primarily due to higher interest rates and invested balances in 1995.

     General and administrative expenses increased approximately $20,000 from 1994 to 1995 primarily due to the timing of certain accruals recorded in the respective periods.

     Operating expenses increased approximately $8,000 from 1994 to 1995 primarily due to the payment by Applewood Centre of the gas and electric expenses for one of the tenants in 1995 for which the reimbursement in November 1995, included in rental income.

     Repairs and maintenance increased approximately $34,000 from 1994 to 1995 primarily due to increased snow removal at Applewood Centre and landscaping performed at Rolling Hills Square, of which a portion is expected to be recovered through common area maintenance charges in subsequent quarters.

     Bad debt expense increased approximately $35,000 from 1994 to 1995 primarily due to an increase in direct write-offs in 1995.

                         Summit Insured Equity L.P. II

                            (a limited partnership)


                       Statements of Financial Condition
                                  (Unaudited)



                                                                                             March 31,       December 31,
                                                                                                1997            1996
                                                                                             -------------   -------------
ASSETS
Property and equipment, net of accumulated depreciation of $2,665,984 and $2,564,790,
 respectively (Note 2)                                                                      $18,715,685     $18,530,554
Cash and cash equivalents                                                                     1,259,837       1,517,177
Accounts receivable-tenants, net of allowance for doubtful accounts of $25,000 and $8,000,
 respectively                                                                                   217,959         199,988
Deferred insurance costs, net of accumulated amortization of $959,812 and $922,416,
 respectively                                                                                   535,999         573,395
Deferred loan costs, net of accumulated amortization of $4,555 and $42,713, respectively         29,604          31,312
Deferred leasing commissions, net of accumulated amortization of $77,782 and $68,525,
 respectively                                                                                   183,427         178,766
Other assets                                                                                     39,765          49,067
                                                                                             -----------     -----------
 Total Assets                                                                               $20,982,276     $21,080,259
                                                                                             ===========     ===========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Note payable                                                                               $ 1,357,507     $ 1,373,675
 Accrued real estate taxes                                                                      187,204         143,186
 Due to General Partners and affiliates (Note 3)                                                199,468         154,701
 Accounts payable and other liabilities                                                         173,426         166,258
                                                                                             -----------     -----------
 Total Liabilities                                                                            1,917,605       1,837,820
                                                                                             -----------     -----------
Contingencies (Note 4)
Partners' Capital (Deficit):
 Limited Partners (1,005,623 BUC$ issued and outstanding)                                    19,144,720      19,318,933
 General Partners                                                                               (80,049)        (76,494)
                                                                                             -----------     -----------
 Total Partners' Capital                                                                     19,064,671      19,242,439
                                                                                             -----------     -----------
 Total Liabilities and Partners' Capital                                                    $20,982,276     $21,080,259
                                                                                             ===========     ===========



                       See Notes to Financial Statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


                              Statements of Income
                                  (Unaudited)



                                                           Three Months Ended
                                                               March 31,
                                                         ----------------------
                                                          1997         1996
                                                         ----------   ---------
Revenues:
 Rental income                                             $458,573   $462,507
 Recovery of common area maintenance charges                 60,864     49,727
 Real estate tax reimbursements                              69,644     73,728
 Interest income                                              7,890      6,727
 Other income                                                   785      1,251
                                                          ---------   ---------
 Total revenues                                             597,756    593,940
                                                          ---------   ---------
Expenses:
 General and administrative                                  31,867     11,983
 General and administrative-related parties (Note 3)         46,656     36,144
 Operating                                                   12,380      8,542
 Repairs and maintenance                                    125,500     42,987
 Real estate taxes                                           92,622     89,379
 Insurance                                                   10,711     11,821
 Interest                                                    23,953     29,489
 Bad debt                                                    17,516     47,958
 Depreciation and amortization                              149,555    141,573
                                                          ---------   ---------
  Total expenses                                            510,760    419,876
                                                          ---------   ---------
Net Income                                                 $ 86,996   $174,064
                                                          =========   =========
Allocation of Net Income:
 Limited Partners                                          $ 58,288   $143,615
                                                          =========   =========
 General Partners                                          $  1,190   $  2,931
                                                          =========   =========
 Special distributions to General Partners                 $ 27,518   $ 27,518
                                                          =========   =========
Net Income per BUC                                         $    .06   $    .14
                                                          =========   =========



                       See Notes to Financial Statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)
                                  (Unaudited)



                                                                  Limited         General
                                                   Total          Partners        Partners
                                                 -------------   -------------   -------------
Partners' capital (deficit)--January 1, 1997    $19,242,439     $19,318,933       $ (76,494)
Net income                                           86,996          58,288          28,708
Distributions                                      (264,764)       (232,501)        (32,263)
                                                 -----------     -----------      ---------
Partners' capital (deficit)--March 31, 1997     $19,064,671     $19,144,720       $ (80,049)
                                                 ===========     ===========      =========



                       See Notes to Financial Statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


                            Statements of Cash Flows
                                  (Unaudited)



                                                                                         Three Months Ended
                                                                                              March 31,
                                                                                     ---------------------------
                                                                                       1997           1996
                                                                                     ------------   ------------
Cash flows from operating activities:
Net income                                                                          $   86,996     $  174,064
                                                                                     ----------     ----------
Adjustments to reconcile net income to net cash provided by operating activities:
 Depreciation and amortization                                                         149,555        141,573
 Increase in accounts receivable-tenants                                               (34,971)       (31,650)
 Increase in allowance for doubtful accounts                                            17,000         45,000
 Decrease (increase) in other assets                                                     9,302        (35,462)
 Increase in due to General Partners and affiliates                                     44,767          4,660
 Increase in accrued real estate taxes                                                  44,018         39,291
 Increase in accounts payable and other liabilities                                      7,168         27,105
                                                                                     ----------     ----------
 Total adjustments                                                                     236,839        190,517
                                                                                     ----------     ----------
 Net cash provided by operating activities                                             323,835        364,581
                                                                                     ----------     ----------
Cash flows from investing activities:
 Improvements to property and equipment                                               (286,325)       (70,448)
 Leasing commissions paid                                                              (13,918)        (3,677)
                                                                                     ----------     ----------
 Net cash used in investing activities                                                (300,243)       (74,125)
                                                                                     ----------     ----------
Cash flows from financing activities:
 Increase in deferred loan costs                                                             0        (29,000)
 Principal repayments on note payable                                                  (16,168)        (2,653)
 Distributions paid                                                                   (264,764)      (264,663)
                                                                                     ----------     ----------
 Net cash used in financing activities                                                (280,932)      (296,316)
                                                                                     ----------     ----------
Net decrease in cash and cash equivalents                                             (257,340)        (5,860)
Cash and cash equivalents at beginning of period                                     1,517,177      1,729,819
                                                                                     ----------     ----------
Cash and cash equivalents at end of period                                          $1,259,837     $1,723,959
                                                                                     ==========     ==========
Supplemental information:
 Interest paid                                                                      $   24,048     $   29,489
                                                                                     ==========     ==========

                       See Notes to Financial Statements.

                         Summit Insured Equity L.P. II
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)


NOTE 1--General


     Summit Insured Equity L.P. II (the "Partnership") is a limited partnership which was formed under the laws of the State of Delaware on July 17, 1987. The general partners of the Partnership (the "General Partners") are RIDC II, LP., a Delaware limited partnership (the "Related General Partner"), and Prudential-Bache Properties, Inc., a Delaware corporation ("PBP"). The General Partners manage and control the affairs of the Partnership.

     These financial statements have been prepared without audit. In the opinion of management, the financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of the Partnership as of March 31, 1997 and the results of its operations and its cash flows for the three months ended March 31, 1997 and 1996. However, the operating results for the interim periods may not be indicative of the results for the full year.

     Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these financial statements be read in conjunction with the annual financial statements and notes thereto included in the Partnership's Form 10-K for the year ended December 31, 1996.

     The Partnership reviews each of its property investments for possible impairment at least annually, and more frequently if circumstances warrant. If this review indicates that the carrying amount of the property may not be recoverable, the Partnership estimates the future cash flows expected to result from the operations of the property and its eventual sale. If the sum of these expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the property, it is written down to its estimated fair value.

     The expected future cash flows used in this process rely upon estimates and assumptions, including expense growth, occupancy, rental rates, and market capitalization rates. The General Partners believe that the estimates and assumptions used are appropriate. However, changes in market conditions and circumstances may occur which would cause these estimates and assumptions to change, resulting in revised cash flow projections. This, in turn, could lead to future write-downs, which could be material. No write-downs for impairment have been recorded as of March 31, 1997.


Note 2--Property and Equipment

     The components of property and equipment are as follows:


                                   March 31,       December 31,
                                      1997            1996
                                   -------------   -------------
Land                              $ 6,445,794     $ 6,445,794
Buildings and improvements         14,935,875      14,649,550
                                   -----------     -----------
                                   21,381,669      21,095,344
Less: Accumulated depreciation     (2,665,984)     (2,564,790)
                                   -----------     -----------
                                  $18,715,685     $18,530,554
                                   ===========     ===========


     Amounts estimated to be recoverable from future operations and ultimate sales were greater than the carrying value of each property owned at March 31, 1997 and December 31, 1996. However, the carrying value of certain properties may be in excess of their appraised values as of such dates.


Note 3--Related Party Transactions

     The costs and expenses incurred to related parties for the three months ended March 31, 1997 and 1996 were as follows:


                                  Three Months Ended
                                       March 31,
                                 ---------------------
                                  1997        1996
                                 ----------   --------
Expense reimbursement (a)        $ 18,141       $ 9,111
Property management fees (b)       25,709        25,255
Leasing costs (c)                     592           348
Insurance services (d)              2,214         1,430
                                 ---------     --------
                                 $ 46,656       $36,144
                                 =========     ========

                         Summit Insured Equity L.P. II
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)

Note 3--Related Party Transactions (Continued)

     (a) The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership agreement.

     (b) The Partnership's three properties are being managed by RCC Property Advisors, Inc. (the "Property Manager"), an affiliate of the Related General Partner.

     (c) Leasing costs, representing travel and other reimbursable expenses incurred are paid to the Property Manager in connection with the lease-up of vacant space and lease renewals. In addition, capitalized leasing commissions paid to the Property Manager for the three months ended March 31, 1997 and the year ended December 31, 1996 were $7,000 and $141,000 respectively.

     (d) Four of the officers of the Related General Partner have ownership interest in Multi-Family Program Inc., a company which has provided insurance services for the properties.

     The distributions earned by the General Partners for the three months ended March 31, 1997 and 1996 were as follows:


                                                             Three Months Ended
                                                                 March 31,
                                                           ----------------------
                                                            1997         1996
                                                           ----------   ---------
Special Distributions                                        $ 27,518     $ 27,518
Regular Distributions of Adjusted Cash from Operations          4,745        4,745
                                                            ---------    ---------
                                                             $ 32,263     $ 32,263
                                                            =========    =========

     As of March 31, 1997, Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 1,980 BUC$.


Note 4--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

                         Summit Insured Equity L.P. II
                            (a limited partnership)

                         Notes to Financial Statements
                                 March 31, 1997
                                  (Unaudited)

Note 4--Contingencies (Continued)

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P., Summit Preferred Equity L.P. and Eagle Insured L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of the sum of the aggregate annual fees currently payable to both General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996 PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or
(iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and
(ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor as to the time frame in which a closing may occur. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


Note 5--Subsequent Event

     In May 1997, a distribution of $232,502 was paid to the BUC$holders and $32,263 to the General Partners (in payment of their 2% interest and special distributions) from cash flow from operations for the quarter ended March 31, 1997.

                         Summit Insured Equity L.P. II
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.


 Liquidity and Capital Resources

     The Partnership's primary source of funds continues to be the cash flow from operations of three shopping centers.

     During the three months ended March 31, 1997, cash and cash equivalents decreased approximately $257,000 primarily due to capital expenditures ($286,000), leasing commissions ($14,000), principal repayments on notes payable ($16,000), and distributions to partners ($265,000), which exceeded cash flows from operations ($324,000). Included in the adjustments to reconcile the net income to cash flows from operations is depreciation and amortization in the amount of approximately $150,000.

     During May 1997, the Partnership paid a distribution from adjusted cash flow from operations of $232,502 to the BUC$holders of record for the quarter ended March 31, 1997. Also during May 1997, the General Partners received $32,263 in payment of their regular and special distributions from cash flow from operations for the quarter ended March 31, 1997.

     In July 1994, A&P closed its store in the Mountain Park Plaza Shopping Center due to reduced sales and increased competition. The Partnership continues to receive rental revenue from the vacated tenant pursuant to the terms of the lease and both the tenant and the Partnership are actively pursuing potential sub-tenants or replacement tenants. As of May 7, 1997, this space has not been re-leased.

     The Partnership's investment in the shopping centers is subject to the risks arising from ownership of commercial properties. The Partnership has invested in shopping centers with substantial anchor tenants. Anchor tenants usually provide stability to a shopping center and a steady source of rental payments. A shopping center's revenues from all of its tenants can be adversely affected by the loss of its anchor tenant. If the rental income from the shopping centers decreases, it could adversely affect distributions to BUC$holders and could affect the price the Partnership is able to receive upon sale of the properties.

     Future liquidity is expected to result from cash generated from the operations of the properties, interest earned on funds invested in short-term money market instruments and ultimately through the sale or refinancing of the properties. The Partnership anticipates that cash generated from operations will be sufficient to fund in future years the Partnership's operating expenditures, debt service, future tenant and capital improvements and distributions.

     For a discussion of the proposed settlement of the Class Action relating to the Partnership, see Note 4 to the financial statements.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed that will or are likely to impact liquidity in a material way. The Partnership's investments in properties are diversified by location so that if one area of the country is experiencing downturns in the economy, the remaining properties may be experiencing upswings. However, the geographic diversification of the portfolio may not protect against a general downturn in the national economy.

 Results of Operations

     Net income decreased by approximately $87,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 for the reasons described below.

     Revenues for the three months ended March 31, 1997 consisted primarily of the results of the Partnership's investment in the three shopping centers. Rental income decreased approximately 1% or $4,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to decreases in occupancy at Applewood Centre and Mountain Park Plaza.

     Recovery of common area maintenance charges increased approximately $11,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to underaccrual of such charges in 1996.

     General and administrative expenses increased approximately $20,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to an increase in legal expenses.

     General and administrative-related parties expenses increased approximately $11,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to an underaccrual of expense reimbursements to the General Partners and their affiliates in 1996.

     Operating expenses increased approximately $4,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to an increase in utilities at Rolling Hills Square and Mountain Park.

     Repairs and maintenance increased approximately $83,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to parking lot repairs at Rolling Hills Square, a portion of which is expected to be recovered through common area maintenance charges in subsequent quarters.

                         Summit Insured Equity L.P. II
                            (a limited partnership)

     Interest expense decreased approximately $6,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to an interest rate reduction which resulted from the refinancing of a loan in July 1996.

     Bad debt expense decreased approximately $30,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to a decrease in reserves at Applewood Centre and Mountain Park Plaza.

                         INDEPENDENT AUDITORS' REPORT




To the Partners of
Summit Preferred Equity L.P.
New York, New York





We have audited the accompanying statements of financial condition of Summit Preferred Equity L.P. (a Delaware Limited Partnership) as of December 31, 1996 and 1995, and the related statements of income, changes in partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the General Partners. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the General Partners, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Summit Preferred Equity L.P. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
New York, New York



March 20, 1997

                         Summit Preferred Equity L.P.

                            (a limited partnership)


                       Statements of Financial Condition


                                     ASSETS

                                                                     December 31,
                                                            ---------------------------
                                                               1996             1995
                                                            -------------   -----------
Cash and cash equivalents                                   $  266,427      $  273,113
Investments in Operating Partnerships (Note 3)               7,241,379       7,447,538
Other assets                                                     9,951           9,951
                                                            -----------      ---------
 Total Assets                                               $7,517,757      $7,730,602
                                                            ===========      =========

                       LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Accounts payable and other liabilities                     $   27,826      $   22,289
 Due to General Partners and affiliates (Note 5)               316,591         340,323
                                                            -----------      ---------
 Total Liabilities                                             344,417         362,612
                                                            -----------      ---------
Contingencies (Note 7)
Partners' Capital (Deficit):
 Limited Partners (657,389 BUC$ issued and outstanding)      7,262,101       7,452,854
 General Partners                                              (88,761)        (84,864)
                                                            -----------      ---------
 Total Partners' Capital                                     7,173,340       7,367,990
                                                            -----------      ---------
 Total Liabilities and Partners' Capital                    $7,517,757      $7,730,602
                                                            ===========      =========

                       See notes to financial statements.

                         Summit Preferred Equity L.P.

                            (a limited partnership)


                              Statements of Income

                                                                Year Ended December 31,
                                                          -----------------------------------
                                                           1996         1995         1994
                                                          ----------   ----------   ---------
Revenues:
 Income from equity investments                             $566,192     $586,988   $474,178
 Interest income                                               6,522        4,891      2,192
                                                           ---------    ---------   ---------
 Total revenues                                              572,714      591,879    476,370
                                                           ---------    ---------   ---------
Expenses:
 General and administrative                                   56,664       49,222     74,718
 General and administrative--related parties (Note 5)         71,750       49,062     64,473
                                                           ---------    ---------   ---------
 Total expenses                                              128,414       98,284    139,191
                                                           ---------    ---------   ---------
Net income                                                  $444,300     $493,595   $337,179
                                                           =========    =========   =========
Allocation of Net Income:
 Limited Partners                                           $411,161     $459,470   $306,182
                                                           =========    =========   =========
 General Partners                                           $  8,391     $  9,377   $  6,249
                                                           =========    =========   =========
 Special Distributions to General Partners (Note 6)         $ 24,748     $ 24,748   $ 24,748
                                                           =========    =========   =========
Net income per BUC                                          $    .63     $    .70   $    .47
                                                           =========    =========   =========


                       See notes to financial statements.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)



                                                     Total        Limited Partners     General Partners
                                                   ------------   ------------------   -----------------
Partners' capital (deficit)--January 1, 1994      $7,815,116         $7,891,030          $  (75,914)
Net income                                           337,179            306,182              30,997
Distributions                                       (638,950)          (601,914)            (37,036)
                                                   ----------        ----------          ----------
Partners' capital (deficit)--December 31, 1994     7,513,345          7,595,298             (81,953)
Net income                                           493,595            459,470              34,125
Distributions                                       (638,950)          (601,914)            (37,036)
                                                   ----------        ----------          ----------
Partners' capital (deficit)--December 31, 1995     7,367,990          7,452,854             (84,864)
Net income                                           444,300            411,161              33,139
Distributions                                       (638,950)          (601,914)            (37,036)
                                                   ----------        ----------          ----------
Partners' capital (deficit)--December 31, 1996    $7,173,340         $7,262,101          $  (88,761)
                                                   ==========        ==========          ==========



                       See notes to financial statements.

                         Summit Preferred Equity L.P.

                            (a limited partnership)


                            Statements of Cash Flows

                                                                                      Year Ended December 31,
                                                                          --------------------------------------------
                                                                             1996            1995             1994
                                                                          -------------   -------------   ------------
Cash flows from operating activities:
Net income                                                                     $ 444,300     $ 493,595      $ 337,179
Adjustments to reconcile net income to net cash provided by operating activities:
 Increase (decrease) in accounts payable and other liabilities                     5,537        (7,060)        (2,699)
 Distributions from investments in operating partnerships in excess of net
  income                                                                         206,159       182,613        254,912
 (Decrease) increase in due to General Partners and affiliates                   (48,480)          448         78,116
                                                                               ----------     ---------      --------
 Net cash provided by operating activities                                       607,516       669,596        667,508
                                                                               ----------     ---------      --------
Cash flows used in financing activities:
 Distributions paid to partners                                                 (614,202)     (614,202)      (614,202)
                                                                               ----------     ---------      --------
Net (decrease) increase in cash and cash equivalents                              (6,686)       55,394         53,306
Cash and cash equivalents--beginning of year                                     273,113       217,719        164,413
                                                                               ----------     ---------      --------
Cash and cash equivalents--end of year                                         $ 266,427     $ 273,113      $ 217,719
                                                                               ==========     =========      ========
Supplemental schedule of noncash financing activities:
 Distributions to partners                                                     $(638,950)    $(638,950)     $(638,950)
 Increase in distributions payable to General Partners                            24,748        24,748         24,748
                                                                               ----------     ---------      --------
 Distributions paid to partners                                                $(614,202)    $(614,202)     $(614,202)
                                                                               ==========     =========      ========

                       See notes to financial statements.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996


NOTE 1--General


     Summit Preferred Equity L.P. (the "Partnership") is a limited partnership which was formed under the laws of the State of Delaware on January 19, 1987, but had no activity until March 24, 1987. The General Partners of the Partnership are Related Equity Funding Inc. (the "Related General Partner"), Partnership Monitoring Corporation (the "Special General Partner" and an affiliate of the Related General Partner), and Prudential-Bache Properties, Inc. ("PBP"), collectively, the "General Partners."

     The Partnership acquired on an all-cash basis equity interests (the "Preferred Equity Investments") in two operating partnerships (the "Operating Partnerships") each of which holds a multi-family residential garden apartment property (the "Properties").


NOTE 2--Summary of Significant Accounting Policies

     a) Basis of Accounting

     The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles ("GAAP"). The Partnership accounts for its investments in Operating Partnerships using the equity method. The Partnership is allocated substantially all of the income of the Operating Partnerships until its Preferred Return is achieved. There are no material differences between the GAAP and tax basis financial statements.

     The preparation of financial statements in conformity with GAAP requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     b) Cash Equivalents

     Cash and cash equivalents include cash on hand, cash in banks, and investments in short-term instruments with an original maturity of three months or less, whose costs approximate market value.

     c) Income Taxes

     The Partnership is not required to provide for, or pay, any federal income taxes. Net income or loss generated by the Partnership is passed through to the individual partners and is required to be reported by them. The Partnership may be subject to state and local taxes in jurisdictions in which it operates.

     d) Reclassification

     Certain balances have been reclassified from the prior years to conform to the current year's presentation.

     e) Investments in Operating Partnerships

     The Partnership reviews each property held by the Operating Partnerships for possible impairment at least annually, and more frequently if circumstances warrant. If this review indicates that the carrying amount of the property may not be recoverable, the Partnership estimates the future cash flows expected to result from the operations of the property and its eventual sale. If the sum of these expected future cash flows (undiscounted and without interest charges) is less that the carrying amount of the property, it is written down to its estimated fair value.

     The expected future cash flows used in this process rely upon estimates and assumptions, including expense growth, occupancy, rental rates, and market capitalization rates. The General Partners believe that the estimates and assumptions used are appropriate. However, changes in market conditions and circumstances may occur which would cause these estimates and assumptions to change, resulting in revised cash flow projections. This, in turn, could lead to future write-downs, which could be material. No write-downs for impairment have been recorded as of December 31, 1996.


NOTE 3--Investments in Operating Partnerships

     The partnership accounts for its investments in Operating Partnerships using the equity method. The Partnership holds a Preferred Equity Investment in the TCR-Pinehurst Limited Partnership ("Pinehurst"), which acquired and operates the Pinehurst apartment complex in Kansas City, Missouri. Under the original terms of this investment, the Partnership is entitled to a Preferred Equity Return of 8.8% (9.6% prior to April 15, 1989) per annum on its initial investment of $3,799,620. On May 8, 1989 the Partnership invested an additional $1,949,805 in Pinehurst relating to Phase II. The Partnership was entitled to a Preferred Equity Return of 9.85% (10.875% for the first

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 3--Investments in Operating Partnerships (Continued)

eighteen months) per annum on its initial investment in Pinehurst relating to Phase II. These Preferred Equity Returns are cumulative and non interest-bearing. The cumulative, unrecorded and undistributed Preferred Equity Returns to the Partnership totaled $1,304,103 and $1,150,630 at December 31, 1996 and 1995, respectively. These Preferred Equity Returns are payable from excess cash flow from operations or proceeds from a sale or refinancing of Pinehurst's rental property. The Special General Partner is the general partner of Pinehurst.

     The carrying value of the Partnership's investment in Pinehurst is summarized below:


                                           1996           1995           1994
                                         ------------   ------------   -----------
Investment in Pinehurst, January 1      $4,181,249     $4,274,029     $4,414,296
Distributions                             (372,913)      (370,163)      (329,652)
Net Income                                 275,892        277,383        189,385
                                         ----------     ----------     ----------
Investment in Pinehurst, December 31    $4,084,228     $4,181,249     $4,274,029
                                         ==========     ==========     ==========

     The Partnership made a Preferred Equity Investment in the Dominion Totem Park Limited Partnership ("Dominion"), which operates the Chateau Creste apartment complex in Kirkland, Washington. Under the terms of this investment, the Partnership is entitled to receive a Preferred Equity Return of 9.625% (10.875% prior to March 1, 1990) per annum on its initial cash contribution of $4,149,585. As of December 31, 1996, the Partnership has received all of the Preferred Equity Returns due from Dominion.

     The carrying value of the Partnership's investment in Dominion is summarized below:


                                          1996           1995           1994
                                        ------------   ------------   ----------
Investment in Dominion, January 1      $3,266,289     $3,356,122     $3,470,767
Distributions                            (399,438)      (399,438)      (399,438)
Net Income                                290,300        309,605        284,793
                                        ----------     ----------     ----------
Investment in Dominion, December 31    $3,157,151     $3,266,289     $3,356,122
                                        ==========     ==========     ==========


     Amounts estimated to be recoverable from future operations and ultimate sales were greater than the carrying value of the Investments in Operating Partnerships at December 31, 1996.


NOTE 4--Supplementary Operating Partnership Financial Information

     The following summarized financial information is for Pinehurst:


                                            Years Ended December 31,
                                  ---------------------------------------------
OPERATIONS                           1996            1995            1994
-------------------------------   -------------   -------------   -------------
Revenues                           $ 907,386       $ 888,682       $ 831,692
Operating Expenses                  (466,239)       (446,049)       (463,851)
Depreciation and Amortization       (165,228)       (165,222)       (178,437)
                                   ---------       ---------       ---------
Net Income                         $ 275,919       $ 277,411       $ 189,404
                                   =========       =========       =========


                              December 31,
                       --------------------------
FINANCIAL POSITION       1996           1995
--------------------   ------------   -----------
Total Assets           $4,389,980     $4,473,484
                       ===========    ===========
Total Liabilities      $  305,276     $  291,749
                       ===========    ===========

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 4--Supplementary Operating Partnership Financial Information (Continued)

     The following summarized financial information is for Dominion:


                                            Years Ended December 31,
                                  ---------------------------------------------
OPERATIONS                           1996            1995            1994
-------------------------------   -------------   -------------   -------------
Revenues                           $ 725,356       $ 702,181       $ 680,066
Operating Expenses                  (304,331)       (281,717)       (276,844)
Depreciation and Amortization       (130,725)       (110,859)       (118,429)
                                   ---------       ---------       ---------
Net Income                         $ 290,300       $ 309,605       $ 284,793
                                   =========       =========       =========


                              December 31,
                       --------------------------
FINANCIAL POSITION       1996           1995
--------------------   ------------   -----------
Total Assets           $3,245,457     $3,357,643
                       ===========    ===========
Total Liabilities      $   88,306     $   91,354
                       ===========    ===========


NOTE 5--Related Party Transactions

     The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership Agreement. An affiliate of one of the General Partners performs asset monitoring for the Partnership. These services include site visits and evaluations of the two properties in which the Partnership has an investment. The cost and expenses incurred were $71,750, $49,062 and $64,473 for the years ended December 31, 1996, 1995 and 1994, respectively.

     The distributions earned by the General Partners for the years ended December 31, 1996, 1995 and 1994 were as follows:


                                                            December 31,
                                                  --------------------------------
                                                   1996        1995       1994
                                                  ---------   ---------   --------
Special Distributions                               $24,748     $24,748     $24,748
Regular Distributions of Cash from Operations        12,288      12,288      12,288
                                                   --------    --------    --------
 Total                                              $37,036     $37,036     $37,036
                                                   ========    ========    ========

     As discussed in Note 6 below, Special Distributions earned by the General Partners have been accrued but unpaid since the first quarter of 1992. Such amounts totaled $123,740 and $98,992 at December 31, 1996 and 1995, respectively, and are included in Due to General Partners and affiliates in the Statements of Financial Condition.

     As of December 31, 1996, Prudential Securities Incorporated, an affiliate of PBP, owns 13,750 BUC$.

     A minority shareholder of the Related General Partner has a minority ownership interest in a management company which provides property management services to the Pinehurst Operating Partnership under the terms of a one year management agreement that automatically renews. The agreement may be canceled with thirty days notice by either party. Management fees equal to 5% of gross revenue are paid monthly and amounted to $44,969, $43,386 and $41,133 for the years ended December 31, 1996, 1995 and 1994, respectively.


NOTE 6--Profit and Loss Allocations/Distributions

     For financial reporting purposes, net profits or losses, after providing for the General Partners' Special Distribution, are allocated 98% to the Limited Partners and BUC$holders and 2% to the General Partners.

     The General Partners earn a Special Distribution of Adjusted Cash from Operations of 0.5% per annum of Invested Assets (as defined in the Partnership Agreement) for managing the affairs of the Partnership; half of which is subordinated to the BUC$holders' receipt of an annual 8% return on their investment. The Special Distributions earned by the General Partners continue to be accrued but unpaid since 1992.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 6--Profit and Loss Allocations/Distributions (Continued)

     Distributions of cash made after providing for the General Partners' Special Distribution as defined in the Limited Partnership Agreement are allocated 98% to the Limited Partners and BUC$holders and 2% to the General Partners.


NOTE 7--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P., Summit Insured Equity L.P. II and Eagle Insured L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third-party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of fees currently payable to the General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or
(iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and
(ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                               December 31, 1996

NOTE 7--Contingencies (Continued)

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor that a closing may occur in the projected time frame. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


NOTE 8--Subsequent Event

     On February 14, 1997, a distribution of $150,478 and $3,072 was paid to the BUC$holders and General Partners, respectively, from operations for the quarter ended December 31, 1996.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.



Capital Resources and Liquidity

     The Registrant's primary source of funds is the Preferred Distributions from the investments in the Operating Partnerships.

     During the year ended December 31, 1996, Registrant cash and cash equivalents decreased $6,686 as a result of cash flow from operations of $607,516 offset by distributions paid to partners of $614,202.

     For the years ended December 31, 1996, 1995 and 1994, Preferred Distributions received from the Registrant's investments, net of general and administrative expenses, were sufficient to cover distributions to partners. However, certain expense reimbursements for the year ended December 31, 1996 and the payment of the Special Distribution to the General Partners since the first quarter of 1992 have been accrued but unpaid.

     Preferred Distributions from the Registrant's investment in the Pinehurst Operating Partnership totaled $372,913, $370,163 and $329,652 for the years ended December 31, 1996, 1995 and 1994, respectively. The Registrant was guaranteed a Preferred Equity Return of 8.8% (9.6% prior to April 15, 1989) per annum on the initial cash contribution of $3,799,620 in Phase I and 9.85% (10.875% for the first eighteen months) per annum on the additional investment of $1,949,805 in Phase II. These Preferred Equity Returns are cumulative and noninterest-bearing. The cumulative, unrecorded and undistributed Preferred Equity Returns to the Registrant totaled $1,304,103 and $1,150,630 at December 31, 1996 and 1995, respectively. These Preferred Equity Returns are payable from excess cash flow or proceeds from a sale or refinancing of Pinehurst's rental property.

     Preferred Distributions from the Registrant's investment in Dominion totaled $399,438 for each of the years ended December 31, 1996, 1995 and 1994 based on a guaranteed Preferred Equity Return of 9.625% (10.875% prior to March 1, 1990) per annum on its initial cash contribution of $4,149,585. As of December 31, 1996 the Partnership has received all of the Preferred Equity Returns due from Dominion.

     On February 14, 1997, the Registrant paid a distribution of $150,478 and $3,072 to the BUC$holders and General Partners, respectively, from cash generated by operations for the quarter ended December 31, 1996. The Special Distribution of $24,748 due to the General Partners was accrued but not paid.

     Future liquidity is expected to result from the cash generated from the properties and ultimately through the sale of the properties by the Operating Partnerships.

     For a discussion of the proposed Settlement of the Class Action relating to the Registrant see Other Events in Item 1. Business above.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed, that will or are likely to impact liquidity in a material way.


Results of Operations

     The Registrant reviews each property held by the Operating Partnerships for possible impairment at least annually, and more frequently if circumstances warrant. If this review indicates that the carrying amount of the property may not be recoverable, the Registrant estimates the future cash flows expected to result from the operations of the property and its eventual sale. If the sum of these expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the property, it is written down to its estimated fair value.

     The expected future cash flows used in this process rely upon estimates and assumptions, including expense growth, occupancy, rental rates, and market capitalization rates. The General Partners believe that the estimates and assumptions used are appropriate. However, changes in market conditions and circumstances may occur which would cause these estimates and assumptions to change, resulting in revised cash flow projections. This, in turn, could lead to future write-downs, which could be material. No write-downs for impairment have been recorded as of December 31, 1996.


1996 vs. 1995

     Results of operations for the year ended December 31, 1996 consisted primarily of net operating income from the Preferred Equity Investments in Pinehurst and Dominion.

     Income from equity investments remained fairly consistent with a decrease of approximately $21,000 for the year ended December 31, 1996 as compared to 1995.

                         Summit Preferred Equity L.P.
                            (a limited partnership)

     General and administrative expenses increased approximately $7,000 for the year ended December 31, 1996 as compared to 1995 primarily due to an underaccrual of tax return preparation fees at December 31, 1995. General and administrative expenses-related parties increased approximately $23,000 for the year ended December 31, 1996 primarily due to higher expense reimbursements to the General Partners and their affiliates for services performed for the Registrant.

     Net income per BUC was $.63 for the year ended December 31, 1996. The decrease of $.07 from 1995 is mainly attributable to the decrease in income from equity investments and the increase in total expenses.

1995 vs. 1994

     Results of operations for the year ended December 31, 1995 consisted primarily of net operating income from the Preferred Equity Investments in Pinehurst and Dominion.

     Income from equity investments increased approximately $113,000 for the year ended December 31, 1995 as compared to 1994. This was primarily due to normal rent increases at both properties as well as a decrease in expenses at Pinehurst, including repairs and maintenance, property taxes and insurance.

     General and administrative expenses decreased approximately $25,000 for the year ended December 31, 1995 as compared to 1994 primarily due to a decrease in legal expenses in 1995. General and administrative expenses-related parties decreased approximately $15,000 due to lower expense reimbursements to the General Partners and their affiliates for services performed for the Registrant.

     Net income per BUC was $.70 for the year ended December 31, 1995. The increase of $.23 over 1994 is mainly attributable to the increase in income from equity investments and the decrease in total expenses.

                         Summit Preferred Equity L.P.

                            (a limited partnership)


                       Statements of Financial Condition
                                  (Unaudited)



                                                            March 31,       December 31,
                                                               1997            1996
                                                            -------------   -------------
ASSETS
Cash and cash equivalents                                  $   298,759     $   266,427
Investments in Operating Partnerships (Note 2)               7,221,767       7,241,379
Other assets                                                     9,951           9,951
                                                            -----------     -----------
 Total Assets                                              $ 7,530,477     $ 7,517,757
                                                            ===========     ===========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Accounts payable and other liabilities                    $    29,308     $    27,826
 Due to General Partners and affiliates (Note 4)               336,391         316,591
                                                            -----------     -----------
 Total Liabilities                                             365,699         344,417
                                                            -----------     -----------
Contingencies (Note 5)
Partners' Capital (Deficit):
 Limited Partners (657,389 BUC$ issued and outstanding)      7,253,711       7,262,101
 General Partners                                              (88,933)        (88,761)
                                                            -----------     -----------
 Total Partners' Capital                                     7,164,778       7,173,340
                                                            -----------     -----------
 Total Liabilities and Partners' Capital                   $ 7,530,477     $ 7,517,757
                                                            ===========     ===========


                       See Notes to Financial Statements.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                              Statements of Income
                                  (Unaudited)



                                                           Three Months Ended
                                                               March 31,
                                                         ----------------------
                                                          1997         1996
                                                         ----------   ---------
Revenues:
 Income from equity investments                            $173,547   $138,181
 Interest income                                              1,588      1,746
                                                          ---------   ---------
 Total revenues                                             175,135    139,927
                                                          ---------   ---------
Expenses:
 General and administrative                                  11,480     14,765
 General and administrative-related parties (Note 4)         12,480     15,500
                                                          ---------   ---------
 Total expenses                                              23,960     30,265
                                                          ---------   ---------
 Net Income                                                $151,175   $109,662
                                                          =========   =========
Allocation of Net Income:
 Limited Partners                                          $142,088   $101,406
                                                          =========   =========
 General Partners                                          $  2,900   $  2,069
                                                          =========   =========
 Special Distributions to General Partners                 $  6,187   $  6,187
                                                          =========   =========
 Net Income per BUC                                        $    .22   $    .15
                                                          =========   =========



                       See Notes to Financial Statements.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


              Statement of Changes in Partners' Capital (Deficit)
                                  (Unaudited)



                                                                 Limited         General
                                                  Total          Partners        Partners
                                                -------------   -------------   -------------
Partners' capital (deficit)-January 1, 1997     $ 7,173,340     $7,262,101      $  (88,761)
Net income                                          151,175        142,088           9,087
Distributions                                      (159,737)      (150,478)         (9,259)
                                                -----------     -----------      ---------
Partners' capital (deficit)-March 31, 1997      $ 7,164,778     $7,253,711      $  (88,933)
                                                ===========     ===========      =========



                       See Notes to Financial Statements.

                         Summit Preferred Equity L.P.
                            (a limited partnership)


                            Statements of Cash Flows
                                  (Unaudited)



                                                                                             Three Months Ended
                                                                                                 March 31,
                                                                                       ------------------------------
                                                                                          1997             1996
                                                                                       --------------   -------------
Cash flows from operating activities:
 Net income                                                                             $  151,175       $  109,662
 Adjustments to reconcile net income to net cash provided by operating activities:
  Increase in accounts payable and other liabilities                                         1,482            2,310
  Distributions from investments in operating partnerships in excess of net income          19,612           54,728
  Increase in due to General Partners and affiliates                                        13,613           15,536
                                                                                        ----------       ----------
 Net cash provided by operating activities                                                 185,882          182,236
                                                                                        ----------       ----------
Cash flows used in financing activities:
 Distributions paid to partners                                                           (153,550)        (153,550)
                                                                                        ----------       ----------
Net increase in cash and cash equivalents                                                   32,332           28,686
Cash and cash equivalents-beginning of period                                              266,427          273,113
                                                                                        ----------       ----------
Cash and cash equivalents-end of period                                                 $  298,759       $  301,799
                                                                                        ==========       ==========
Supplemental schedule of noncash financing activities:
 Distributions to partners                                                              $ (159,737)      $ (159,737)
 Increase in distributions payable to General Partners                                       6,187            6,187
                                                                                        ----------       ----------
 Distributions paid to partners                                                         $ (153,550)      $ (153,550)
                                                                                        ==========       ==========



                       See Notes to Financial Statements.

                         Summit Preferred Equity L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)


NOTE 1--General


     Summit Preferred Equity L.P. (the "Partnership") is a limited partnership which was formed under the laws of the State of Delaware on January 19, 1987, but had no activity until March 24, 1987. The general partners of the Partnership are Related Equity Funding Inc. (the "Related General Partner"), Partnership Monitoring Corporation (the "Special General Partner" and an affiliate of the Related General Partner) and Prudential-Bache Properties, Inc. ("PBP"), collectively the "General Partners".

     The Partnership acquired on an all-cash basis equity interests (the "Preferred Equity Investments") in two operating partnerships (the "Operating Partnerships") each of which holds a multi-family residential garden apartment property.

     These financial statements have been prepared without an audit. In the opinion of management, the financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position of the Partnership as of March 31, 1997 and the results of its operations and its cash flows for the three months ended March 31, 1997 and 1996. However, the operating results for the interim periods may not be indicative of the results expected for the full year.

     Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these financial statements be read in conjunction with the annual financial statements and notes thereto included in the Partnership's Form 10-K/A-1 for the year ended December 31, 1996.


NOTE 2--Investments in Operating Partnerships

     The Partnership accounts for its investments in Operating Partnerships using the equity method. The Partnership holds a Preferred Equity Investment in the TCR-Pinehurst Limited Partnership ("Pinehurst") which acquired and operates the Pinehurst apartment complex located in Kansas City, Missouri. Under the original terms of this investment, the Partnership is entitled to a preferred equity return of 8.8% per annum on its initial investment of $3,799,620 and 9.85% per annum on its initial investment of $1,949,805 in Phase II of Pinehurst. These preferred equity returns are cumulative and noninterest-bearing. The cumulative, unrecorded and undistributed preferred equity returns to the Partnership totaled $1,342,409 and $1,304,103 at March 31, 1997 and December 31, 1996, respectively. These preferred equity returns are payable from excess cash flow from operations or proceeds from a sale or refinancing of Pinehurst's rental property. The Special General Partner is the general partner of Pinehurst.

     The carrying value of the Partnership's investment in Pinehurst is summarized below:


Investment in Pinehurst, January 1, 1997    $4,084,228
Distributions                                  (93,300)
Net Income                                      80,243
                                            -----------
Investment in Pinehurst, March 31, 1997     $4,071,171
                                            ===========


     The Partnership made a Preferred Equity Investment in the Dominion Totem Park Limited Partnership ("Dominion"), which operates the Chateau Creste apartment complex in Kirkland, Washington. Under the terms of this investment, the Partnership is entitled to receive a preferred equity return of 9.625% per annum on its initial cash contribution of $4,149,585. As of March 31 1997, the Partnership has received all of the preferred equity returns due from Dominion.


     The carrying value of the Partnership's investment in Dominion is summarized below:


Investment in Dominion, January 1, 1997     $3,157,151
Distributions                                  (99,859)
Net Income                                      93,304
                                            -----------
Investment in Dominion, March 31, 1997      $3,150,596
                                            ===========


     Amounts estimated to be recoverable from future operations and ultimate sales were greater than the carrying value of the Investments in Operating Partnerships at March 31, 1997.

                         Summit Preferred Equity L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 3--Supplementary Operating Partnership Financial Information

     The following summarized financial information is for Pinehurst:


                       Three Months Ended March 31,
                       -----------------------------
OPERATIONS                1997            1996
--------------------   -------------   -------------
Revenues                $ 244,333       $ 211,923
Operating Expenses       (122,775)       (120,639)
Depreciation              (41,307)        (41,307)
                        ---------       ---------
Net Income              $  80,251       $  49,977
                        =========       =========






                       March 31,       December 31,
FINANCIAL POSITION        1997            1996
--------------------   -------------   -------------

Total Assets           $ 4,405,967     $ 4,389,980
                       ============    ============
Total Liabilities      $   334,312     $   305,276
                       ============    ============





     The following summarized financial information is for Dominion:


                          Three Months Ended
                               March 31,
                       -------------------------
OPERATIONS              1997          1996
--------------------   ----------   ------------
Revenues              $183,761       $184,775
Operating Expenses     (60,259)       (68,851)
Depreciation           (30,198)       (27,715)
                       --------      --------
Net Income            $ 93,304       $ 88,209
                       ========      ========





                       March 31,       December 31,
FINANCIAL POSITION        1997            1996
--------------------   -------------   -------------
Total Assets           $ 3,219,069     $ 3,245,457
                       ============    ============
Total Liabilities      $    68,472     $    88,306
                       ============    ============



NOTE 4--Related Party Transactions

     The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The amount of reimbursement from the Partnership is limited by the provisions of the Partnership agreement. An affiliate of one of the General Partners performs asset monitoring for the Partnership. These services include site visits and evaluations of the two properties in which the Partnership has an investment. The costs and expenses incurred for the three months ended March 31, 1997 and 1996 were $12,480, and $15,500, respectively.

     The distributions earned by the General Partners for the three months ended March 31, 1997 and 1996 were as follows:


                                                  Three Months Ended
                                                      March 31,
                                                  ------------------
                                                  1997       1996
                                                  --------   -------
Special Distributions                               $6,187     $6,187
Regular Distributions of Cash from Operations        3,072      3,072
                                                   -------    -------
Total                                               $9,259     $9,259
                                                   =======    =======

     Special Distributions earned by the General Partners have been accrued but unpaid since the first quarter of 1992. Such amounts totaled $129,927 and $123,740 at March 31, 1997 and December 31, 1996, respectively, and are included in Due to General Partners and affiliates in the Statements of Financial Condition.


     A minority shareholder of the Related General Partner has a minority ownership interest in a management company which provides property management services to the Pinehurst Operating Partnership under the terms of a one year management agreement that

                         Summit Preferred Equity L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)


NOTE 4--Related Party Transactions (Continued)


automatically renews. The agreement may be canceled with thirty days notice by either party. Management fees equal to 5% of gross revenue are paid monthly and amounted to $11,896, and $10,788 for the three months ended March 31, 1997 and 1996, respectively.

     As of March 31, 1997, Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 13,750 BUC$.


NOTE 5--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P., Summit Insured Equity L.P. II and Eagle Insured L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third-party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of the sum of the aggregate annual fees currently payable to both General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or
(iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from

                         Summit Preferred Equity L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 5--Contingencies (Continued)

(i) recording any transfers made in violation of the Order and (ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor as to the time frame in which a closing may occur. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


NOTE 6--Subsequent Event

     In May 1997, a distribution of $150,478 and $3,072 was paid to the BUC$holders and General Partners, respectively, from operations for the quarter ended March 31, 1997.

                         Summit Preferred Equity L.P.
                            (a limited partnership)



Management's Discussion and Analysis of Financial Condition and Results of Operations.


Liquidity and Capital Resources

     The Partnership's primary source of funds is the preferred distributions from the investments in the Operating Partnerships.

     During the three months ended March 31, 1997, cash and cash equivalents of the Partnership increased $32,332 due to cash flow from operations of $185,882 which exceeded distributions paid to partners of $153,550.

     Preferred distributions from the Partnership's investment in the Pinehurst Operating Partnership, paid from cash flow from operations, totaled $93,300 for the three months ended March 31, 1997. As of March 31, 1997, the cumulative, unrecorded and undistributed preferred distributions totaled $1,342,409, of which $38,306 arose during the three months ended March 31, 1997.

     During the first three months of 1997, the Partnership received preferred distributions totaling $99,859 from its investment in Dominion based on a 9.625% preferred equity return on its initial cash contribution of $4,149,585. As of March 31, 1997, the Partnership has received all of the preferred equity returns due from Dominion.

     In May 1997, the Partnership paid a distribution of $150,478 and $3,072 to the BUC$holders and General Partners, respectively, from cash generated by operations for the quarter ended March 31, 1997. The Special Distribution of $6,187 due to the General Partners was accrued but not paid.

     Future liquidity is expected to result from the cash generated from the properties and ultimately through the sale of the properties by the Operating Partnerships.

     For a discussion of the proposed settlement of the Class Action relating to the Partnership, see Note 5 to the financial statements.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed, that will or are likely to impact liquidity in a material way.

Results of Operations

     Results of operations for the three months ended March 31, 1997 consisted primarily of net income from the Preferred Equity Investments in Pinehurst and Dominion.

     Income from equity investments increased approximately $35,000 for the three months ending March 31, 1997 as compared to the same period in 1996 primarily due to rental rate increases and a decrease in rent concessions and bad debts at Pinehurst in the first quarter of 1997.

     General and administrative expenses decreased approximately $3,000 for the three months ended March 31, 1997 as compared to the same period in 1996 primarily due to an under-accrual of tax return preparation fees at December 31, 1995 which was corrected in the first quarter of 1996.

     General and administrative expenses-related parties decreased approximately $3,000 for the three months ending March 31, 1997 as compared to the same period in 1996 primarily due to lower expense reimbursements to the General Partners and their affiliates for services performed for the Partnership.

     At April 20, 1997, the occupancy at Pinehurst and Dominion was 95% and 99%, respectively.

                         INDEPENDENT AUDITORS' REPORT

To the Partners of
Eagle Insured L.P.
New York, New York

     We have audited the accompanying statements of financial condition of Eagle Insured L.P. (a Delaware Limited Partnership) as of December 31, 1996 and 1995, and the related statements of income, changes in partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the General Partners. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the General Partners, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Eagle Insured L.P. as of December 31, 1996 and 1995 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




/s/DELOITTE & TOUCHE LLP
New York, New York



March 20, 1997

                              Eagle Insured L.P.
                            (a limited partnership)


                       Statements of Financial Condition



                                     ASSETS


                                                                   December 31,
                                                         ------------------------------
                                                            1996              1995
                                                         --------------   -------------
Investments in mortgage loans                            $27,623,254       $ 27,764,817
Loan receivable from affiliate                             3,060,000          3,060,000
Deferred loan origination fees, net                          932,303            962,387
Cash and cash equivalents                                  1,228,487          1,145,895
Interest receivable                                          204,387            206,763
Equity loan to developer                                           0              6,162
Other assets                                                   6,997              3,253
                                                         ------------      ------------
Total assets                                             $33,055,428       $ 33,149,277
                                                         ============      ============

                        LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
 Due to affiliates                                       $    47,974       $     76,429
 Accrued expenses                                             58,033             57,222
                                                         ------------      ------------
Total liabilities                                            106,007            133,651
                                                         ------------      ------------
Contingencies
Partners' capital (deficit):
 BUC$holders (2,641,100 BUC$ issued and outstanding)      33,286,865         33,351,747
 General partners                                           (337,444)          (336,121)
                                                         ------------      ------------
Total partners' capital                                   32,949,421         33,015,626
                                                         ------------      ------------
Total liabilities and partners' capital                  $33,055,428       $ 33,149,277
                                                         ============      ============

                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


                              Statements of Income

                                                              Years Ended December 31,
                                                     -------------------------------------------
                                                        1996            1995           1994
                                                     -------------   -------------   -----------
Revenues:
 Interest income:
  Mortgage loans                                     $2,534,475     $ 2,536,426        $2,774,540
  Equity gain (loss)                                     (6,162)        (66,265)        1,256,027
  Loan receivable from affiliate                        288,426         305,022           252,684
  Temporary investments                                  47,412          51,627            84,349
  Other income                                                0               0           403,000
                                                     -----------     -----------      -----------
  Total revenues                                      2,864,151       2,826,810         4,770,600
                                                     -----------     -----------      -----------
Expenses:
  Interest expense on loan payable                            0               0            20,415
  General and administrative                            183,129         208,878           192,098
  Amortization of deferred loan origination fees         30,084          30,084            31,277
  Write-off of deferred loan origination fees                 0               0           494,925
                                                     -----------     -----------      -----------
  Total expenses                                        213,213         238,962           738,715
                                                     -----------     -----------      -----------
  Net income                                         $2,650,938     $ 2,587,848        $4,031,885
                                                     ===========     ===========      ===========
Allocation of Net Income:
 BUC$holders                                         $2,444,199     $ 2,382,371        $3,797,527
                                                     ===========     ===========      ===========
 General partners:
  Special distribution                               $  156,857     $   156,857        $  156,857
  Other                                                  49,882          48,620            77,501
                                                     -----------     -----------      -----------
                                                     $  206,739     $   205,477        $  234,358
                                                     ===========     ===========      ===========
Net income per BUC                                   $      .93     $       .90        $     1.44
                                                     ===========     ===========      ===========


                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)



                                                     Total         BUC$holders      General Partner
                                                  --------------   --------------   ----------------
Partners' capital (deficit)-January 1, 1994       $44,665,108     $ 44,768,241        $ (103,133)
Net income                                          4,031,885        3,797,527           234,358
Distributions                                     (15,552,072)     (15,087,311)         (464,761)
                                                  ------------     ------------       ----------
Partners' capital (deficit)-December 31, 1994      33,144,921       33,478,457          (333,536)
Net income                                          2,587,848        2,382,371           205,477
Distributions                                      (2,717,143)      (2,509,081)         (208,062)
                                                  ------------     ------------       ----------
Partners' capital (deficit)-December 31, 1995      33,015,626       33,351,747          (336,121)
Net income                                          2,650,938        2,444,199           206,739
Distributions                                      (2,717,143)      (2,509,081)         (208,062)
                                                  ------------     ------------       ----------
Partners' capital (deficit)-December 31, 1996     $32,949,421     $ 33,286,865        $ (337,444)
                                                  ============     ============       ==========

                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


                            Statements of Cash Flows

                                                               Years Ended December 31,
                                                    ----------------------------------------------
                                                       1996            1995            1994
                                                    -------------   -------------   --------------
Cash flows from operating activities:
Interest received                                   $2,872,689     $ 2,940,221     $  3,223,547
Other income received                                        0               0          403,000
General and administrative expenses paid              (214,517)       (180,564)        (223,676)
Interest paid                                                0               0          (20,415)
                                                    -----------     -----------     ------------
Net cash provided by operating activities            2,658,172       2,759,657        3,382,456
                                                    -----------     -----------     ------------
Cash flows from investing activities:
Principal payments received on mortgage loans          141,563         127,699       13,632,206
Repayment of equity loan receivable                          0               0        1,523,300
                                                    -----------     -----------     ------------
Net cash provided by investing activities              141,563         127,699       15,155,506
                                                    -----------     -----------     ------------
Cash flows from financing activities:
Distributions paid                                  (2,717,143)     (2,717,143)     (15,552,072)
Repayment of loan payable                                    0               0       (2,837,553)
                                                    -----------     -----------     ------------
Net cash used in financing activities               (2,717,143)     (2,717,143)     (18,389,625)
                                                    -----------     -----------     ------------
Net increase in cash and cash equivalents               82,592         170,213          148,337
Cash and cash equivalents at beginning of year       1,145,895         975,682          827,345
                                                    -----------     -----------     ------------
Cash and cash equivalents at end of year            $1,228,487     $ 1,145,895     $    975,682
                                                    ===========     ===========     ============
Reconciliation of net income to net cash
 provided by operating activities:
Net income                                          $2,650,938     $ 2,587,848     $  4,031,885
                                                    -----------     -----------     ------------
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
Equity (gain) loss                                       6,162          66,265       (1,256,027)
Amortization of deferred loan origination fees          30,084          30,084           31,277
Write-off of deferred loan origination fees                  0               0          494,925
Changes in:
 Interest receivable                                     2,376          36,854          104,726
 Other assets                                           (3,744)         11,598            7,809
 Due to affiliates                                     (28,455)         13,753          (15,190)
 Accrued expenses                                          811          13,255          (16,949)
                                                    -----------     -----------     ------------
Total adjustments                                        7,234         171,809         (649,429)
                                                    -----------     -----------     ------------
Net cash provided by operating activities           $2,658,172     $ 2,759,657     $  3,382,456
                                                    ===========     ===========     ============

                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                        December 31, 1996, 1995 and 1994


NOTE 1--General


     Eagle Insured L.P., a Delaware limited partnership (the "Partnership"), was formed on August 13, 1987 and will terminate on December 31, 2040 unless terminated sooner under the provisions of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"). The Partnership was formed to invest in insured, coinsured or guaranteed mortgage investments. The general partners of the Partnership are Prudential-Bache Properties, Inc. ("PBP") and Related Federal Insured L.P. (the "Related General Partner") (collectively, the "General Partners"). Related FI BUC$ Associates, Inc. (the "Assignor Limited Partner"), which acquired and holds limited partnership interests on behalf of those persons who purchased Beneficial Unit Certificates ("BUC$"), has assigned to those persons substantially all of its rights and interests in and under such limited partnership interests. The Related General Partner and the Assignor Limited Partner are under common ownership.


NOTE 2--Summary of Significant Accounting Policies

     a) Basis of Accounting

     The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     b) Cash and Cash equivalents

     Cash and cash equivalents include cash in banks and investments in short-term instruments with an original maturity of three months or less, for which cost approximates market value.

     c) Investment in Mortgage Loans

     The insured mortgage investments are recorded as loans. Amounts received or receivable from the properties for interest payments on these loans are reflected as interest income in the Statements of Income. Equity loans to developers are accounted for under the equity method of accounting without elimination of the amount due and owing to the Partnership. Equity gains (losses) recorded on these loans are included in the Statements of Income.

     At least annually, and more frequently if circumstances warrant, the Partnership evaluates the collectibility of both interest and principal of each of its loans to determine whether it is impaired. A loan is considered to be impaired when, based on current information and events, it is probable the Partnership will be unable to collect all amounts due according to the existing contractual terms. When a loan is considered to be impaired, the amount of the loss accrual is determined by discounting the expected future cash flows at the loan's effective interest rate or, for practical purposes, from the estimated fair value of the collateral.

     d) Loan Origination Fees

     The General Partners were paid loan origination fees equal to 3% of gross proceeds from the initial offering. Loan origination fees were capitalized and are amortized over the lives of the mortgages. The accumulated amortization relating to mortgages outstanding at December 31, 1996 and 1995 was $250,798 and $220,714, respectively.

     e) Income Taxes

     The Partnership is not required to provide for, or pay, any Federal income taxes. Income tax attributes that arise from its operations are passed directly to the individual BUC$holders. The Partnership may be subject to state and local taxes in jurisdictions in which it operates.

     f) Profit and Loss Allocations/Distributions

     The General Partners receive a special distribution of adjusted cash from operations for managing the affairs of the Partnership (equal to .5% per annum of total invested assets) which is payable quarterly, subject to certain limitations. After payment of the special distribution, quarterly distributions of cash are made from adjusted cash from operations and are allocated 98% to the BUC$holders and 2% to the General Partners. For financial reporting purposes, net profits or losses after the special distribution are allocated 98% to the BUC$holders and 2% to the General Partners.

                              Eagle Insured L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                        December 31, 1996, 1995 and 1994

NOTE 3--Investment in Mortgage Loans and Equity Loans to Developers

     All base interest and initially at least 90% in the aggregate of the principal of the loans made by the Partnership are coinsured by the Federal Housing Administration (the "FHA") (80% of the 90%) and Related Mortgage Corporation, and affiliate of the Related General Partner (20% of the 90%), with the remaining 10% of the Partnership's original portfolio comprised of uninsured noninterest-bearing equity loans made directly to the same developers as are the mortgages. With respect to a default on FHA co-insured loans, the Partnership would bear the risk of loss with respect to uninsured portions of the loans (10% of Mortgage Loan and additional interest), however these are secured by the interests in the partnerships owning the underlying properties. The loans require monthly payment of principal and interest over the life of the mortgage loan.

     Equity loans to developers, in the original amount of $3,018,800 on the remaining three projects represented noninterest-bearing advances made to the developers for such items as initial operating deficit escrow requirements and Housing and Urban Development ("HUD") related contingencies such as working capital escrow and cash requirements. Such amounts are due on demand after six months notice any time after the tenth anniversary of the initial endorsement of the loan by HUD. Equity operating losses have reduced the carrying value of these loans to zero as of Decemer 31, 1996 without elimination of the amount due and owing to the Partnership.

     Information relating to investments in FHA co-insured mortgage loans and equity loans to developers as of December 31, 1996 and 1995 is as follows:

                                                                Interest     Mortgage      Mortgage      Equity       Equity
                                          Funding      Final     Rate on       Loan          Loan         Loan         Loan
                              Closing   Completion   Maturity   Mortgage    Balance at    Balance at   Balance at   Balance at
          Project              Date        Date      Date (1)   Loan (2)     12/31/96      13/31/95     12/31/96     12/31/95
---------------------------- ---------- ------------ ---------- ---------- ------------- ------------- ------------ -----------
Cross Creek
 Apartments
 Charlotte, NC (3) ......... 06/10/88       2/1/91      1/1/30    8.95%      $17,106,744   $17,187,347      $0        $    0
Weatherly Walk Apartments
 Fayetteville, GA  ......... 08/18/88      12/5/89     11/1/29    8.95%        7,553,454     7,589,607       0             0
Woodgate Manor
 Gainesville, FL (3)  ...... 12/12/88     12/13/88      1/1/24    8.95%        2,963,056     2,987,863       0         6,162
                                                                            ------------  ------------      ---       -------
                                                                             $27,623,254   $27,764,817      $0        $6,162
                                                                            ============  ============      ===       =======

     (1) The Partnership may call for prepayment of the total loan at any time after the tenth anniversary of the date the mortgage loan funding was completed. The Partnership, in order to call for prepayment, would be required to terminate the mortgage insurance contract with FHA (and/or the coinsurer) not later than the accelerated payment date. Since the exercise of such option would be at the Partnership's discretion, it is intended to be exercised only where the Partnership determines that the value of the Development has increased by an amount which would justify accelerating payment in full and assuming the risks of foreclosure if the mortgagor failed to make the accelerated payment. The Partnership presently expects to dispose of such loans within 10 to 15 years after acquisition.

     For a period of five years from the loan closing date, the owners of the properties did not have the right to prepay the mortgage loans without the consent of the General Partners. Beginning in the sixth year and thereafter, any prepayment during one calendar year in an amount in excess of 15% of the original principal amount of the mortgage loan will be subject to a prepayment penalty. The prepayment penalty is 5% in the sixth year and decreases 1% per year thereafter.

     (2) Includes a servicing fee of 0.07% paid by the developer to Related Mortgage Corporation (an affiliate of the Related General Partner); however, does not include additional interest which may be payable.

     (3) The general partnership interest of the project is held by an affiliate of the Related General Partner.

     On January 31, 1994, Tivoli Lakes Associates, Ltd., the owner of Tivoli Lakes Apartments, a property securing a first mortgage note held by the Partnership, sold the property to a real estate investment trust which is not affiliated with the Partnership, its General Partners or Tivoli Lakes Associates, Ltd. With the consent of the General Partners, the proceeds from the sale were used to fully repay the Partnership's first mortgage note of $13,513,611 as well as to repay the original equity loan made to the property's developer of $1,523,300, the carrying value of which had been reduced to zero in previous years. In addition, prepayment penalties and other fees of approximately $403,000 were paid to the Partnership in connection with this transaction. Tivoli Lakes Associates, Ltd. also used a portion of the proceeds from the sale to pay the Partnership approximately $63,000 of interest pursuant to their additional interest guaranty. Deferred loan origination fees of approximately $495,000 were written off in 1994 as a result of the loan repayments.

                              Eagle Insured L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                        December 31, 1996, 1995 and 1994

NOTE 3--Investment in Mortgage Loans and Equity Loans to Developers (Continued)


     On February 7, 1994, the Partnership used a portion of the proceeds received from the transaction described above to fully repay its outstanding debt of $2,837,553. See Note 4 for further information. In March 1994, distributions of $12,413,170 ($4.70 per BUC) and $253,330 were paid to the BUC$holders and General Partners, respectively, as a result of the prepayment by Tivoli Lakes Associates, Ltd.

     Following is the interest income from mortgage loans as a percentage of total revenues, excluding equity gains (losses).


                   1996     1995     1994
                   ------   ------   -----
Cross Creek          53%      53%      49%
Weatherly Walk       23       23       22
Woodgate Manor       12       11       13
Tivoli Lakes          -        -        5


     Tivoli Lakes Apartments was sold on January 31, 1994 and the related Mortgage was paid in full.

     At December 31, 1996 and 1995, the estimated fair value of the Partnership's portfolio of mortgage loans, equity loans and the Cross Creek Loan (see Note 4) was approximately $32,639,000 and $32,814,000, respectively. The estimated fair values for the years ended December 31, 1996 and 1995 were based on internal valuations, of the three properties collateralizing these loans and independently appraised values, as of October 1, 1995, respectively. Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. This estimate is subjective in nature and involves uncertainties and matters of significant judgment. Changes in assumptions could significantly affect estimates. Due to the property-specific nature of the loans and the lack of a ready market for such investments, this fair value estimate does not necessarily represent the amount which the Partnership could realize upon a current sale of its investments.


NOTE 4--Related Parties

     The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The General Partners and their affiliates receive reimbursements for costs incurred in connection with these services, the amount of which is limited by the provisions of the Partnership Agreement. The costs and expenses were:


                                                 Year ended December 31
                                            --------------------------------
                                               1996        1995       1994
                                            ---------   ---------   --------
PBP and affiliates                            $36,045     $63,422     $79,645
Related General Partners and affiliates        41,931      13,000      12,375
                                             --------    --------    --------
                                              $77,976     $76,422     $92,020
                                             ========    ========    ========


     The present owner of the Cross Creek property ("Walsh/Cross Creek L.P.") acquired title to the property upon the default of the original developer. Significant interests in Walsh/Cross Creek L.P. are held by affiliates of the Related General Partner. The Partnership made a loan of $3,060,000 to Walsh/Cross Creek L.P. (the "Cross Creek Loan") to pay for costs incurred to complete construction and to fund operating deficits. The Cross Creek Loan bears interest at the prime rate plus 1% and is due on January 1, 2030 or on the occurrence of other events as more fully described in the loan agreement. The amount loaned to Walsh/Cross Creek L.P. is classified as a loan reveivable from affiliate and is anticipated to be repaid from cash flows from the property. Stephen M. Ross holds a majority interest in the Related General Partner and has guaranteed to the Partnership, subject to certain conditions contained in the Guarantee Agreement and Amendment to the Guarantee as follows: (i) the performance of all obligations for the payment of interest on the Cross Creek Loan when due in accordance with documentation evidencing the Cross Creek Loan;
(ii) the payment of principal on the Cross Creek Loan on or before December 31, 2000; (iii) the repayment on or before December 31, 2000 of the $1,783,900 equity loan (currently recorded at zero) previously made to the original developer of Cross Creek; and (iv) the payment when due of interest and principal at an interest of 8.95% of the $17,494,100 first mortgage loan previously made to the original developer.

     In accordance with the Guarantee Agreement and Amendment to the Guarantee and except as otherwise required by HUD, available cash flow or capital proceeds from the Cross Creek property will be applied first to all expenses of operating and maintaining the property, debt service and/or satisfaction of the mortgage loan, equity loan and Cross Creek Loan, then to reimburse Stephen M. Ross for operating deficit payments which he has made (amounting to $255,000 for the year ended December 31, 1996 and $3,182,732, cumulatively), then to additional interest, default rate and guaranteed rate payments as set forth in the Subordinated Note and the Additional Interest Guarantee.

                              Eagle Insured L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                        December 31, 1996, 1995 and 1994

NOTE 4--Related Parties (Continued)

     The Partnership maintained an account with the Prudential Institutional Liquidity Portfolio Fund, an affiliate of PBP, for investment of its available cash in short-term instruments in 1995 in accordance with the guidelines established by the Partnership Agreement.

     Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 6,655 BUC$ at December 31, 1996.


NOTE 5--Income Taxes

     The following is a reconciliation of net income for financial reporting purposes with net income for tax reporting purposes for the years ended December 31, 1996, 1995, and 1994, respectively.


                                          1996           1995             1994
                                        ------------   ------------   ---------------
Net income per financial statements       $2,650,938     $2,587,848    $ 4,031,885
Elimination of equity (gain) loss              6,162         66,265     (1,256,027)
Other                                              0         35,509        (35,509)
                                         -----------    -----------    -----------
Tax basis net income                      $2,657,100     $2,689,622    $ 2,740,349
                                         ===========    ===========    ===========

     The differences between the tax and book bases of partners' capital are primarily attributable to the cumulative effect of the book to tax income adjustments and the recording of the fourth quarter distribution.

     Effective October 1, 1995, the Related General Partner has assumed from PBP, the responsibilities and duties of the Tax Matters Partner as defined in the Partnership Agreement.


NOTE 6--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

                              Eagle Insured L.P.
                            (a limited partnership)


                         Notes to Financial Statements
                        December 31, 1996, 1995 and 1994

NOTE 6--Contingencies (Continued)

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P., Summit Insured Equity L.P. II and Summit Preferred Equity L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third-party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of fees currently payable to the General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or
(iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and
(ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor that a closing may occur in the projected time frame. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


NOTE 7--Subsequent Event

     In February 1997, distributions of approximately $627,000 and $13,000 were paid to the BUC$holders and General Partners, respectively, for the quarter ended December 31, 1996.

                              Eagle Insured L.P.
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.


Liquidity and Capital Resources

     The Registrant originally invested in four Mortgages which financed multifamily residential rental properties. As further discussed in Note 3 to the financial statements, Tivoli Lakes Apartments was sold on January 31, 1994 and the related Mortgage was paid in full.

     All base interest and initially at least 90% in the aggregate of the principal of the Mortgages made by the Registrant are coinsured by the FHA (80% of the 90%) and an affiliate of the Related General Partner (20% of the 90%), with the remaining 10% of the Registrant's original portfolio comprised of uninsured non-interest-bearing equity loans made directly to the same developers as are the mortgage investments. With respect to a default on FHA co-insured loans, the Partnership would bear the risk of loss with respect to uninsured portions of the loans (10% of Mortgage Loan and additional interest), however, these are secured by the interests in the partnerships owning the underlying properties. The equity loans to developers are recorded at zero as of December 31, 1996 as a result of being accounted for under the equity method of accounting without elimination of the amount due and owing to the Partnership.

     The Registrant is entitled to receive additional interest on each Mortgage from the annual net cash flow of the development and from a percentage of the residual value upon sale or refinancing. The receipt of additional interest is dependent upon the economic performance of the underlying properties. During 1996, the Registrant received additional interest payments of approximately $77,000 from Woodgate Manor.

     In prior years, the Registrant utilized $3,060,000 of an unsecured credit facility to advance funds in the form of a loan to Walsh/Cross Creek L.P. ("Cross Creek Loan") to enable it to complete construction and to fund operating deficits. See Note 4 to the financial statements. On February 7, 1994, the Registrant used a portion of the proceeds from the Tivoli Lakes repayment to fully repay its outstanding debt under the credit facility of $2,837,553; however, the Cross Creek Loan remains outstanding. Stephen M. Ross, who holds a majority interest in the Related General Partner, has guaranteed repayment of the principal and interest on the Cross Creek Loan (as amended, the "Guarantee Agreement"). See Note 4 to the financial statements for further information. Mr. Ross remains in compliance with his obligations under the Guarantee Agreement and Amendment to the Guarantee. However, significant portions of his assets are in the form of partnership interests and corporate stock which are pledged or are otherwise illiquid. Furthermore, a significant portion of the cash flow which Mr. Ross would otherwise be expected to receive from his business operations is presently pledged to meet other obligations. Mr. Ross also has contingent liabilities that, if simultaneously called upon, could result in Mr. Ross having insufficient liquid assets to meet all of his current liabilities. There can be no assurance that Mr. Ross will have the liquidity necessary to continue to comply with his obligations under the Guarantee Agreement and Amendment to the Guarantee. In addition, Mr. Ross has capitalized the Related General Partner with a demand promissory note and, if called upon to pay all or a portion of this note, there is no assurance that he will have the liquidity necessary to meet such demand.

     FAI, Ltd. Weatherly Walk Apartments ("Weatherly Walk") and Walsh/Cross Creek Limited Partnership ("Cross Creek") have in the past experienced recurring operating losses, working capital deficiencies and negative cash flows which raised concerns of a potential default on the related Mortgages and equity loans. With respect to Weatherly Walk, the Fayetteville, Georgia market has improved, and the partnership which owns the property is no longer experiencing operating deficits, working capital deficiencies on negative cash flows and it is currently meeting its operating obligations including required Mortgage payments. With respect to Cross Creek, which continues to experience recurring operating losses, as indicated above and in Note 4, Stephen M. Ross has guaranteed the performance of all obligations for the payment of interest (at 8.95%) and principal of the first Mortgage together with the equity loan and has contributed $255,000 during 1996 ($3,182,732 cumulatively) to cover operating losses and working capital deficiencies, allowing this property to meet all required Mortgage payments.

     The quarterly distribution to BUC$holders was decreased to $.2375 per BUC in the second quarter of 1994 as a result of the Tivoli Lakes loan repayment which reduced the Partnership's interest income. The fourth quarter 1996 distribution of approximately $627,000 was paid to BUC$holders in February 1997 from adjusted cash flow from operations and the Registrant anticipates continuing to fund cash distributions in the future from the same source. Principal and interest payments from Mortgages are anticipated to provide sufficient liquidity to meet the operating expenditures of the Registrant in future years.

     At the beginning of the year, the Registrant had cash and cash equivalents of approximately $1,146,000. After the receipt of net cash flow from operations of approximately $2,658,000, principal payments received on mortgage loans of approximately $141,000 and the payment of distributions of approximately $2,717,000, the Registrant had approximately $1,228,000 in cash and cash equivalents at December 31, 1996.

     For a discussion of the proposed settlement of the Class Action relating to the Registrant see Other Events in Item 1. Business above.

                              Eagle Insured L.P.
                            (a limited partnership)

     Management is not aware of any trends or events, commitments or uncertainties which have not otherwise been disclosed, that will or are likely to impact liquidity in a material way. All base interest and at least 90% of the principal of the Registrant's investments in Mortgages are insured or co-insured by the FHA and a private mortgage lender (which is an affiliate of the Related General Partner). The Registrant's investment in unsecured non-interest bearing equity loans (which represent approximately 10% of the Registrant's original portfolio) are secured by the interest in the partnerships owning the underlying properties which are diversified by location so that if one state is experiencing downturns in the economy, the remaining properties may be experiencing upswings. However, the geographic diversifications of the portfolio may not protect against a general downturn in the national economy.

     The Registrant anticipates that cash generated currently from the operations of the properties underlying the Registrant mortgage loans (taking into account certain guarantees and the current performance of the properties and the markets) will be sufficient to meet the required debt service payments to the Registrant.


Results of Operations


1996 vs. 1995

     The Registrant's net income for the year ended December 31, 1996 increased by approximately $63,000 as compared to 1995 for the reasons described below.

     During the years ended December 31, 1996 and 1995, the Partnership recorded equity losses of approximately $6,000 and $66,000, respectively, relating to net equity losses from the Woodgate Manor property. The decrease in 1996 was due to the carrying value of the Woodgate Manor equity loan being reduced to zero by the current year loss.

     General and administrative expenses decreased approximately $26,000 for the year ended December 31, 1996 as compared to 1995 primarily due to the cost of obtaining appraisals of the properties securing the Partnership's three mortgage loans in 1995 as well as an overaccrual of audit fees at December 31, 1995.


1995 vs. 1994

     The Registrant's net income for the year ended December 31, 1995 decreased by approximately $1,444,000 as compared to 1994 for the reasons described below.

     Interest income from mortgage loans decreased approximately $238,000 in 1995 as compared to 1994 primarily due to the reduced interest received by the Registrant as a result of the repayment of the Tivoli Lakes mortgage in January 1994 and reduced amounts of additional interest received from Woodgate Manor in 1995 relative to 1994. With regard to Woodgate, certain capital repairs and improvements were made to the property in 1995 which reduced net cash flow and therefore, the amount of additional interest which was due and payable to the Registrant.

     Interest income from loan receivable increased approximately $52,000 for the year ended December 31, 1995 as compared to the corresponding period in 1994 due to increases of approximately 2% in the prime rate in 1995.

     Interest income from temporary investments decreased approximately $33,000 for the year ended December 31, 1995 as compared to the corresponding period in 1994 primarily from nonrecurring interest earned on the undistributed proceeds from the Tivoli Lakes Mortgage repayment during the first quarter of 1994.

     During 1995 and 1994, the Registrant recorded an equity loss of approximately $66,000 and equity gain of approximately $1,256,000, respectively. The carrying value of the Tivoli Lakes equity loan of $1,523,000 had been reduced to zero in previous years. The equity loan was fully repaid on January 31, 1994 resulting in an equity gain of $1,523,000 in 1994. The 1994 gain was offset, in part, by an equity loss of approximately $267,000 relating to the Woodgate Manor property. The equity loss recorded in 1995 was attributable to the Woodgate Manor property.

     Other income decreased approximately $403,000 for the year ended December 31, 1995 as compared to the corresponding period in 1994 primarily due to prepayment penalties and other fees associated with the Tivoli Lakes Mortgage loan payment in 1994.

     Interest expense on loan payable decreased approximately $20,000 in 1995 as compared to 1994 as a result of the repayment of the outstanding debt under the credit facility with a portion of the proceeds from the Tivoli Lakes repayment in February 1994.

     The Registrant wrote off approximately $495,000 in loan origination fees relating to the Tivoli Lakes Mortgage in the first quarter of 1994.

                              Eagle Insured L.P.
                            (a limited partnership)

Additional Information

     The following table lists the respective occupancy rates at each of the properties securing Mortgages as of March 9, 1997.


           Property                     Location          Occupancy %
----------------------------------   ------------------   ------------
       Cross Creek Apartments        Charlotte, NC          91.0%
       Weatherly Walk Apartments     Fayetteville, GA       84.4%
       Woodgate Manor                Gainesville, FL        96.0%

                              Eagle Insured L.P.

                            (a limited partnership)


                       Statements of Financial Condition
                                  (Unaudited)



                                                         March 31,       December 31,
                                                            1997            1996
                                                         -------------   -------------
ASSETS
Investments in mortgage loans                           $27,585,846     $27,623,254
Loan receivable from affiliate                            3,060,000       3,060,000
Deferred loan origination fees, net                         924,782         932,303
Cash and cash equivalents                                 1,296,497       1,228,487
Interest receivable                                         203,731         204,387
Other assets                                                  3,314           6,997
                                                         -----------     -----------
Total assets                                            $33,074,170     $33,055,428
                                                         ===========     ===========
LIABILITIES AND PARTNERS' CAPITAL
 Liabilities:
 Due to affiliates                                      $    71,530     $    47,974
 Accrued expenses                                            55,854          58,033
 Distribution payable                                        39,214               0
                                                         -----------     -----------
Total liabilities                                           166,598         106,007
                                                         -----------     -----------
Contingencies
Partners' capital (deficit):
 BUC$holders (2,641,100 BUC$ issued and outstanding)     33,245,853      33,286,865
 General partners                                          (338,281)       (337,444)
                                                         -----------     -----------
Total partners' capital                                  32,907,572      32,949,421
                                                         -----------     -----------
Total liabilities and partners' capital                 $33,074,170     $33,055,428
                                                         ===========     ===========


                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


                              Statements of Income
                                  (Unaudited)



                                                        Three Months Ended
                                                             March 31,
                                                     ----------------------
                                                      1997         1996
                                                     ----------   ---------
Revenues:
Interest income:
  Mortgage loans                                       $612,684   $614,254
  Loan receivable from affiliate                         70,890     72,207
  Temporary investments                                  14,299     11,085
 Equity gain                                                  0     14,985
                                                      ---------   ---------
 Total revenues                                         697,873    712,531
                                                      ---------   ---------
Expenses
  General and administrative                             52,915     46,960
  Amortization of deferred loan origination fees          7,521      7,521
                                                      ---------   ---------
  Total expenses                                         60,436     54,481
                                                      ---------   ---------
Net income                                             $637,437   $658,050
                                                      =========   =========
Allocation of Net Income
 BUC$holders                                           $586,258   $606,459
                                                      =========   =========
 General partners:
  Special distribution                                 $ 39,214   $ 39,214
  Other                                                  11,965     12,377
                                                      ---------   ---------
                                                       $ 51,179   $ 51,591
                                                      =========   =========
Net income per BUC                                     $    .22   $    .23
                                                      =========   =========



                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


              Statements of Changes in Partners' Capital (Deficit)
                                  (Unaudited)



                                                                 Limited          General
                                                  Total          Partners        Partners
                                                -------------   -------------   --------------
Partners' capital (deficit)-January 1, 1997    $32,949,421     $33,286,865       $ (337,444)
Net income                                         637,437         586,258           51,179
Distributions                                     (679,286)       (627,270)         (52,016)
                                                -----------     -----------      ----------
Partners' capital (deficit)-March 31, 1997     $32,907,572     $33,245,853       $ (338,281)
                                                ===========     ===========      ==========


                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)


                            Statements of Cash Flows
                                  (Unaudited)



                                                                                           Three Months Ended
                                                                                                March 31,
                                                                                     -------------------------------
                                                                                        1997             1996
                                                                                     -------------   ---------------
Cash flows from operating activities:
Interest received                                                                    $  698,529       $   643,104
General and administrative expenses paid                                                (27,855)          (70,054)
                                                                                     -----------      -----------
Net cash provided by operating activities                                               670,674           573,050
                                                                                     -----------      -----------
Cash flows from investing activities:
Principal payments received on mortgage loans                                            37,408            31,282
                                                                                     -----------      -----------
Cash flows from financing activities:
Distributions paid to partners                                                         (640,072)         (640,072)
                                                                                     -----------      -----------
Net increase (decrease) in cash and cash equivalents                                     68,010           (35,740)
Cash and cash equivalents at beginning of the period                                 $1,228,487         1,145,895
                                                                                     -----------      -----------
Cash and cash equivalents at end of the period                                       $1,296,497       $ 1,110,155
                                                                                     ===========      ===========
Reconciliation of net income to net cash provided by operating activities:
Net income                                                                           $  637,437       $   658,050
                                                                                     -----------      -----------
Adjustments to reconcile net income to net cash provided by operating activities:
Equity gain                                                                                   0           (14,985)
Amortization of deferred loan origination fees                                            7,521             7,521
Changes in:
 Interest receivable                                                                        656           (54,442)
 Other assets                                                                             3,683             3,253
 Due to affiliates                                                                       23,556           (20,775)
 Accrued expenses                                                                        (2,179)           (5,572)
                                                                                     -----------      -----------
Total adjustments                                                                        33,237           (85,000)
                                                                                     -----------      -----------
Net cash provided by operating activities                                            $  670,674       $   573,050
                                                                                     ===========      ===========
Reconciliation of distributions paid to partners:
Distributions to partners                                                            $ (679,286)      $  (679,286)
Increase in distribution payable                                                         39,214            39,214
                                                                                     -----------      -----------
Distributions paid to partners                                                       $ (640,072)      $  (640,072)
                                                                                     ===========      ===========

                See accompanying notes to financial statements.

                              Eagle Insured L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)


NOTE 1--General


     These financial statements have been prepared without audit. In the opinion of management, the financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of Eagle Insured L.P. (the "Partnership") as of March 31, 1997 and the results of operations and cash flows for the three months ended March 31, 1997 and 1996. However, the operating results for the interim periods may not be indicative of the results expected for the full year.

     Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Partnership's Annual Report on Form 10-K/A-2 filed with the Securities and Exchange Commission for the year ended December 31, 1996.


NOTE 2--Investment in Mortgage Loans and Equity Loans to Developers

     Information relating to investments in FHA co-insured mortgage loans and equity loans to developers as of March 31, 1997 and December 31, 1996 is as follows:

                                                                Interest
                                          Funding      Final     Rate on
                              Closing   Completion   Maturity   Mortgage
          Project              Date        Date      Date (1)   Loan (2)
---------------------------- ---------- ------------ ---------- ----------
Cross Creek Apartments
 Charlotte, NC (3) ......... 06/10/88       2/1/91      1/1/30    8.95%
Weatherly Walk Apartments
 Fayetteville, GA  ......... 08/18/88      12/5/89     11/1/29    8.95%
Woodgate Manor
 Gainesville, FL (3)  ...... 12/12/88     12/13/88      1/1/24    8.95%



                               Mortgage      Mortgage       Equity         Equity
                                 Loan          Loan          Loan           Loan
                              Balance at    Balance at    Balance at     Balance at
          Project              12/31/97      13/31/96    12/31/97 (4)   12/31/96 (4)
---------------------------- ------------- ------------- -------------- -------------
Cross Creek Apartments
 Charlotte, NC (3) .........   $17,085,445   $17,106,744      $ 0            $0
Weatherly Walk Apartments
 Fayetteville, GA  .........     7,543,901     7,553,454        0             0
Woodgate Manor
 Gainesville, FL (3)  ......     2,956,500     2,963,056        0             0
                              ------------  ------------      ----           ---
                               $27,585,846   $27,623,254      $ 0            $0
                              ============  ============      ====           ===

     (1) The Partnership may call for prepayment of the total loan at any time after the tenth anniversary of the date the mortgage loan funding was completed. The Partnership, in order to call for prepayment, would be required to terminate the mortgage insurance contract with FHA (and/or the coinsurer) not later than the accelerated payment date. Since the exercise of such option would be at the Partnership's discretion, it is intended to be exercised only where the Partnership determines that the value of the Development has increased by an amount which would justify accelerating payment in full and assuming the risks of foreclosure if the mortgagor failed to make the accelerated payment. The Partnership presently expects to dispose of such loans within 10 to 15 years after acquisition.

     For a period of five years from the loan closing date, the owners of the properties did not have the right to prepay the mortgage loans without the consent of the General Partners. Beginning in the sixth year and thereafter, any prepayment during one calendar year in an amount in excess of 15% of the original principal amount of the mortgage loan will be subject to a prepayment penalty. The prepayment penalty is 5% in the sixth year and decreases 1% per year thereafter.

     (2) Includes a servicing fee of 0.07% paid by the developer to Related Mortgage Corporation (an affiliate of the Related General Partner); however, does not include additional interest which may be payable.

     (3) The general partnership interest of the project is held by an affiliate of the Related General Partner.

     (4) Equity operating losses have reduced the carrying value of these loans to zero as of March 31, 1997 and December 31, 1996 without elimination of the amount due and owing to the Partnership.

                              Eagle Insured L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 3--Related Parties

     The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The General Partners and their affiliates receive reimbursements for costs incurred in connection with these services, the amount of which is limited by the provisions of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"). The costs and expenses were:

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                                ---------------------
                                                                                 1997        1996
                                                                                ----------   --------
Prudential-Bache Properties, Inc. ("PBP") and affiliates                          $  9,923     $15,392
Related Federal Insured L.P. (the "Related General Partner") and affiliates         11,112      15,000
                                                                                 ---------    --------
                                                                                  $ 21,035     $30,392
                                                                                 =========    ========

     The present owner of the Cross Creek property ("Walsh/Cross Creek L.P.") acquired title to the property upon the default of the original developer. Significant interests in Walsh/Cross Creek L.P. are held by affiliates of the Related General Partner. The Partnership made a loan of $3,060,000 to Walsh/Cross Creek L.P. (the "Cross Creek Loan") to pay for costs incurred to complete construction and to fund operating deficits. The Cross Creek Loan bears interest at the prime rate plus 1.0% and is due on January 1, 2030 or on the occurrence of other events as more fully described in the loan agreement. The amount loaned to Walsh/Cross Creek L.P. is classified as a loan receivable from affiliate and is anticipated to be repaid from cash flows from the property. Stephen M. Ross holds a majority interest in the Related General Partner and has guaranteed to the Partnership, subject to certain conditions contained in the Guarantee Agreement and Amendment to the Guarantee as follows: (i) the performance of all obligations for the payment of interest on the Cross Creek Loan when due in accordance with documentation evidencing the Cross Creek Loan;
(ii) the payment of principal on the Cross Creek Loan on or before December 31, 2000; (iii) the repayment on or before December 31, 2000 of the $1,783,900 equity loan (currently recorded at zero) previously made to the original developer of Cross Creek; and (iv) the payment when due of interest and principal at an interest rate of 8.95% of the $17,494,100 first mortgage loan previously made to the original developer.

     In accordance with the Guarantee Agreement and Amendment to the Guarantee and except as otherwise required by HUD, available cash flow or capital proceeds from the Cross Creek property will be applied first to all expenses of operating and maintaining the property, debt service and/or satisfaction of the mortgage loan, equity loan and Cross Creek Loan, then to reimburse Stephen M. Ross for operating deficit payments which he has made (amounting to $80,000 for the three months ended March 31, 1997 and $3,262,732 cumulatively), then to additional interest, default rate and guaranteed rate payments as set forth in the Subordinated Note and the Additional Interest Guarantee.

     Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 6,655 BUC$ at March 31, 1997.


NOTE 4--Contingencies

     On or about October 18, 1993, a putative class action, captioned Kinnes et al. v. Prudential Securities Group, Inc. et al. (CV-93-654), was filed in the United States District Court for the District of Arizona, purportedly on behalf of investors in the Partnership, against the Partnership, PBP, PSI and a number of other defendants.

     By order of the Judicial Panel on Multidistrict Litigation dated April 14, 1994, the Kinnes case, together with a number of other actions not involving the Partnership, were transferred to a single judge of the United States District Court for the Southern District of New York (the "Court") and consolidated for pretrial proceedings under the caption In re Prudential Securities Incorporated Limited Partnerships Litigation (MDL Docket 1005) (the "Class Action"). On June 8, 1994, plaintiffs in the transferred cases filed a complaint that consolidated the previously filed complaints and named as defendants, among others, PSI, certain of its present and former employees and the General Partners. The Partnership was not named a defendant in the consolidated complaint, but the name of the Partnership was listed as being among the limited partnerships at issue in the case.

     On August 9, 1995, PBP, PSI and other Prudential defendants entered into a Stipulation and Agreement of Partial Compromise and Settlement with legal counsel representing plaintiffs in the consolidated actions. The Court preliminarily approved the settlement agreement by order dated August 29, 1995 and, following a hearing held November 17, 1995, found that the agreement was fair, reasonable, adequate and in the best interests of the plaintiff class. The Court gave final approval to the settlement, certified a class of purchasers

                              Eagle Insured L.P.
                            (a limited partnership)

                         Notes To Financial Statements
                                 March 31, 1997
                                  (Unaudited)

NOTE 4--Contingencies (Continued)

of specific limited partnerships, including the Partnership, released all settled claims by members of the class against the PSI settling defendants and permanently barred and enjoined class members from instituting, commencing or prosecuting any settled claim against the released parties. The full amount due under the settlement agreement has been paid by PSI. The consolidated action remains pending against the Related General Partner and certain of its affiliates.

     On December 31, 1996, the Court issued a preliminary approval order (the "Order") with respect to settlement (the "Related Settlement") of the Class Action against the Related General Partner and certain of its affiliates. Pursuant to the stipulation of settlement entered into with counsel for the class on December 24, 1996, the proposed Related Settlement contemplates, among other matters, the reorganization (the "Reorganization") of the Partnership and three other partnerships co-sponsored by affiliates of the Related General Partner and PBP.

     The proposed Related Settlement and Reorganization are subject to objections by the BUC$holders and limited partners of the Partnership as well as each of the other concerned partnerships and final approval of the Court after review of the proposals at a fairness hearing.

     Under the proposed Reorganization plan, the BUC$holders of the Partnership and Summit Insured Equity L.P., Summit Insured Equity L.P. II and Summit Preferred Equity L.P. will receive shares in a newly formed real estate investment trust. It is anticipated that the shares will be allocated proportionately among the partnerships and their respective investors based upon appraisals and other factors as supported by a third-party fairness opinion. Detailed information about the proposed Related Settlement and Reorganization will be sent to BUC$holders in the near future. The terms of the Reorganization include, among other matters, the acquisition by affiliates of the Related Capital Company ("RCC") of PBP's general partner interest (the "PBP Interest"), transfer to the BUC$holders of one-half of the PBP Interest, reduction of the sum of the aggregate annual fees currently payable to both General Partners by 25%, filing an application to list the new company's shares on an exchange and the creation of an infinite, as opposed to finite, life-operating business.

     In connection with the proposed Related Settlement and Reorganization, on December 19, 1996, PBP and RCC entered into an agreement for the purchase by RCC or its affiliates of the PBP Interest. The agreement is subject to numerous conditions, including the effectiveness of the Related Settlement of the Class Action and the approval of the sale and withdrawal of PBP as a general partner of the Partnership by the Court.

     Pending final approval of the Related Settlement, the Court's Order prohibits class members (including the BUC$holders) from, among other matters,
(i) transferring their BUC$ unless the transferee agrees to be bound by the Related Settlement; (ii) granting a proxy to object to the Reorganization; or
(iii) commencing a tender offer for the BUC$. In addition, the General Partners are enjoined from (i) recording any transfers made in violation of the Order and
(ii) providing the list of investors in any of the partnerships which are the subject of the Reorganization to any person conducting a tender offer.

     There can be no assurance that the conditions to the closing of the proposed Related Settlement and Reorganization will be satisfied nor as to the time frame in which a closing may occur. In the event a settlement cannot be reached, the Related General Partner believes it has meritorious defenses to the consolidated complaint and intends to vigorously defend this action.


NOTE 5--Subsequent Event

     In May 1997, distributions of approximately $627,000 and $13,000 were paid to the BUC$holders and General Partners, respectively, for the quarter ended March 31, 1997.

                              Eagle Insured L.P.
                            (a limited partnership)


Management's Discussion and Analysis of Financial Condition and Results of Operations.


Liquidity and Capital Resources

     The Partnership originally invested in four mortgage loans which finance multifamily residential rental properties, one of which was prepaid in 1994.

     All base interest and initially at least 90% in the aggregate of the principal of the mortgage loans made by the Partnership are coinsured by the FHA (80% of the 90%) and an affiliate of the Related General Partner (20% of the 90%), with the remaining 10% of the Partnership's original portfolio comprised of uninsured non-interest bearing equity loans made directly to the same developers as are the mortgage investments. With respect to a default on FHA co-insured loans, the Partnership would bear the risk of loss with respect to uninsured portions of the loans (10% of the mortgage loan and additional interest), however, these are secured by the interests in the partnerships owning the underlying properties. The equity loans to developers are recorded at zero as of March 31, 1997 as a result of being accounted for under the equity method of accounting without elimination of the amount due and owing to the Partnership.

     The Partnership is entitled to receive additional interest on each mortgage loan from the annual net cash flow of the development and from a percentage of the residual value upon sale or refinancing. The receipt of additional interest is dependent upon the economic performance of the underlying properties. The Partnership did not receive additional interest payments during the three months ended March 31, 1997.

     Stephen M. Ross has guaranteed repayment of the principal and interest on a loan to the Cross Creek developer. See Note 3 to the financial statements for further information. Mr. Ross remains in compliance with his obligations under the Guarantee Agreement and Amendment to the Guarantee. However, significant portions of his assets are in the form of partnership interests and corporate stock which are pledged or are otherwise illiquid. Furthermore, a significant portion of the cash flow which Mr. Ross would otherwise be expected to receive from his business operations is presently pledged to meet other obligations. Mr. Ross also has contingent liabilities that, if simultaneously called upon, could result in Mr. Ross having insufficient liquid assets to meet all of his current liabilities. There can be no assurance that Mr. Ross will have the liquidity necessary to continue to comply with his obligations under the Guarantee Agreement and Amendment to the Guarantee. In addition, Mr. Ross has capitalized the Related General Partner with a demand promissory note and, if called upon to pay all or a portion of this note, there is no assurance that he will have the liquidity necessary to meet such demand.

     FAI, Ltd. Weatherly Walk Apartments ("Weatherly Walk") and Walsh/Cross Creek Limited Partnership ("Cross Creek") have in the past experienced recurring operating losses, working capital deficiencies and negative cash flows which raised concerns of a potential default on the related mortgage and equity loans. With respect to Weatherly Walk, the Fayetteville, Georgia market has improved and the partnership which owns the property is no longer experiencing operating deficits, working capital deficiencies or negative cash flows and it is currently meeting its operating obligations including required mortgage payments. With respect to Cross Creek, which continues to experience recurring operating losses, as indicated above and in Note 3 to the financial statements, Stephen M. Ross has guaranteed the performance of all obligations for the payment of interest (at 8.95%) and principal of the first mortgage together with the equity loan and has contributed $80,000 during the three months ended March 31, 1997 ($3,262,732 cumulatively) to cover operating losses and working capital deficiencies, allowing this property to meet all required mortgage payments.

     At the beginning of the year, the Partnership had cash and cash equivalents of approximately $1,228,000. After the receipt of net cash flow from operations of approximately $671,000, principal payments received on mortgage loans of approximately $37,000 and the payment of distributions of approximately $640,000, the Partnership had approximately $1,296,000 in cash and cash equivalents at March 31, 1997. The first quarter distribution of approximately $627,000 was paid to BUC$holders in May 1997 from adjusted cash flow from operations. Principal and interest payments from the mortgage loans are anticipated to provide sufficient liquidity to meet the operating expenditures of the Partnership and to pay distributions in future years.

     For a discussion of the proposed settlement of the Class Action relating to the Partnership, See Note 4 to the financial statements.

     Management is not aware of any trends or events, commitments or uncertainties, which have not otherwise been disclosed, that will or are likely to impact liquidity in a material way. All base interest and at least 90% of the principal of the Partnership's investments in mortgage loans are insured or co-insured by the FHA and a private mortgage lender (which is an affiliate of the Related General Partner). The Partnership's investment in unsecured non-interest bearing equity loans (which represent approximately 10% of the Partnership's original portfolio) are secured by the interests in the partnerships owning the underlying properties which are diversified by location so that if one state is experiencing downturns in the economy, the remaining properties may be experiencing upswings. However, the geographic diversifications of the portfolio may not protect against a general downturn in the national economy.

                              Eagle Insured L.P.
                            (a limited partnership)

     The Partnership anticipates that cash generated currently from the operations of the properties underlying the Partnership mortgage loans (taking into account certain guarantees and the current performance of the properties and the markets) will be sufficient to meet the required debt service payments to the Partnership.

Results of Operations

     The Partnership's net income for the three months ended March 31, 1997 decreased by approximately $21,000, as compared to the corresponding period in 1996 for the reasons described below.

     Interest income from temporary investments increased approximately $3,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to higher cash and cash equivalents balances in 1997.

     During the three months ended March 31, 1996, the Partnership recorded an equity gain of approximately $15,000 relating to a net equity gain from the Woodgate Manor property. The reason for not recording any equity gain (loss) in 1997 was due to the carrying value of the Woodgate Manor equity loan being reduced to zero by the net equity loss for the full year 1996.

     General and administrative expenses increased approximately $6,000 for the three months ended March 31, 1997 as compared to the corresponding period in 1996 primarily due to an increase in legal costs relating to the Kinnes litigation described in Note 4 of the financial statements as well as an overaccrual of audit fees at December 31, 1995 partially offset by a decrease in cost and expense reimbursements to the General Partners.

Additional Information

     The following table lists the respective occupancy rates at the properties securing the mortgage loans as of April 20, 1997:


           Property                     Location          Occupancy %
----------------------------------   ------------------   ------------
       Cross Creek Apartments        Charlotte, NC          91.3%
       Weatherly Walk Apartments     Fayetteville, GA       87.5%
       Woodgate Manor                Gainesville, FL        92.7%

                       FEDERAL INCOME TAX CONSIDERATIONS

General

     The following discussion summarizes the material federal income tax issues associated with the Consolidation, the operations of the Company and the transactions related thereto which may affect BUC$holders who are individuals and citizens or residents of the United States. The following discussion also summarizes such issues which may affect BUC$holders that are tax-exempt investors. This summary was prepared by Counsel and is based upon the Code, Treasury regulation promulgated or proposed thereunder and published rulings and court decisions, all of which are subject to changes which could adversely affect the BUC$holders. Each BUC$holder should consult his or her own tax advisor as to the specific consequences of the proposed Consolidation, the receipt and ownership of Common Stock by Participating BUC$holders, the taxation of the Company as a REIT and the application and effect of federal, state and local income and other tax laws and of any potential changes in the applicable law after the date hereof. No ruling from the IRS, or from any other taxing authority, will be sought or obtained as to any of the following tax issues, and neither the IRS nor the courts are bound by the discussion or the opinions of Counsel set forth below.


     Income tax laws and treatment of REITs may be modified, prospectively or retroactively, by legislative, judicial or administrative action at any time. No assurance can be given that legislation, new regulations, administrative interpretations or court decisions will not significantly change the tax laws with respect to REITs or otherwise. In addition to any direct effects such changes might have, such changes might also indirectly affect the market value of all real estate investments, and consequently the ability of the Company to realize its investment objectives. While any such legislation may contain transitional rules that would reduce their impact on the Company, it is impossible to predict whether or in what form such legislation may be enacted in the future.


Opinions of Counsel

     Counsel has rendered its opinion to the Company and the Partnerships concerning the material federal income tax issues regarding the Consolidation and related transactions. In rendering its opinion, Counsel has relied upon representations of the Company with respect to certain factual matters and upon representations from the Related General Partners that the assets of the Partnerships are held for investment and not for resale. Counsel has not undertaken an independent inquiry into or verification of these facts. Based upon the foregoing representations, and subject to the limitations and qualifications described above and herein, Counsel has opined that:


    (a) as of the date of the consummation of the Consolidation, the Company will be organized in conformity with the requirements for qualification as a REIT and its proposed methods of operations described in this Solicitation Statement will enable the Company to qualify as a REIT;


    (b) for the Participating BUC$holders, the exchange of their interests in the Participating Partnerships for Shares pursuant to the Consolidation will be a taxable event in which such BUC$holders will recognize gain or loss, subject to the limitations described below, for federal income tax purposes;




    (c) the Consolidation will not result in the recognition of unrelated business taxable income by any Tax-Exempt Participating BUC$holder which does not hold Units either as a "dealer" or subject to acquisition indebtedness, and is not an organization described in Sections 501(c)(7) (social clubs), 501(c)(9) (voluntary employees' beneficiary associations), 501(c)(17) (supplemental unemployment benefit trusts), or 501(c)(20) (qualified group legal services plans) of the Code;


    (d) distributions with regard to Shares owned by Tax-Exempt Stockholders (other than organizations described in Sections 501(c)(7), 501(c)(9), 501(c)(17) or 501(c)(20) of the Code) will not result in the recognition of unrelated business taxable income, unless such Shares are subject to acquisition indebtedness or the Company is a "pension-held REIT" (see "Federal Income Tax Considerations--Taxation of Tax-Exempt Stockholders");



    (e) to the extent the summary of federal income tax consequences set forth in this Solicitation Statement involves matters of law, such statements of law are correct; and


    (f) the following discussion fairly summarizes the material federal income tax considerations associated with the Consolidation and the operations of the Company.

Certain Tax Differences Between the Ownership of the Units and Shares


     BUC$holders are treated as limited partners of a partnership for federal income tax purposes. The Partnerships are not subject to federal income taxation, and instead each BUC$holder is required to take into account his or her share of the income or loss or such Partnership, regardless of whether any cash is distributed. Upon consummation of the Consolidation with respect to a Participating Partnership, the Participating BUC$holders therein will receive Shares in exchange for their interests in such Partnership. See "COMPARISON OF RIGHTS OF STOCKHOLDERS OF THE COMPANY AND BUC$HOLDERS OF THE PARTNERSHIPS."

     A REIT is generally not subject to tax on income which it timely distributes to its stockholders. However, the ownership of Shares pursuant to the Consolidation will affect the character and amount of income reportable by the Participating BUC$holder in the future. Currently, as the owners of Units in a Partnership, BUC$holders must take into account their distributive shares of all income, loss and separately stated Partnership items, regardless of the amount of any distributions of cash to such BUC$holders. That information is supplied to each BUC$holder annually on a Schedule K-1. The character of the income recognized by partners is dependent upon the assets and activities of the Partnership and may, in some circumstances, be treated as passive income.


     In contrast to the treatment of BUC$holders, Stockholders of the Company will be taxed based on the amount of distributions received from the Company. Each Stockholder will receive a Form 1099-DIV reporting the amount of taxable and nontaxable distributions paid to him or her during the preceding year. The taxable portion of such distributions depends on the amount of the Company's earnings and profits. In computing earnings and profits, the Company may be required to use a slower method of depreciation than that used by certain Participating Partnerships with respect to some or all of the properties which will be owned by the Company. Accordingly, under certain circumstances, even if the Company were to make the same level of distributions as the Participating Partnerships, a larger portion of such distributions by the Company could constitute taxable income as compared to the distributions by such Partnerships. In addition, the character of this income to Stockholders is not dependent on its character to the Company, is generally ordinary dividend income to the Stockholders and is classified as a portfolio income under the passive loss rules, except with respect to capital gains dividends, discussed below. Furthermore, should the Company incur a taxable loss, such loss will not be passed through to the Stockholders. Certain other differences attributable to the Company's status as a REIT are discussed below. See "--Taxation of the Company" and "--Taxation of Taxable Domestic Stockholders."

Tax Consequences of the Consolidation

     In connection with the Consolidation, the BUC$holders' interests in the Participating Partnerships will be transferred to the Company in exchange for Shares of the Company. Summit Preferred and Eagle will then be liquidated and will distribute their property to the Company while Summit Insured I and Summit Insured II will remain in existence, with the Company as a general partner and the Related General Partner and the Advisor as limited partners. Each BUC$holder will be required to recognize income or loss as a result of the transfer of Units to the Company.

     Consequences to Participating Partnerships and BUC$holders. Under the Code, an individual or entity other than a corporation cannot transfer its assets on a tax-free basis to a corporation if that corporation is a REIT and the transfer results in the diversification of the transferor's interests. A transfer ordinarily results in the diversification of the transferors' interests if two or more persons (or entities) transfer nonidentical assets to a corporation in the exchange. The Consolidation will result in diversification within the meaning of the applicable Treasury regulations because each BUC$holder has nonidentical assets. Accordingly, except as described below, the transfer of Units will result in the recognition of gain or loss by each BUC$holder.

     The overall amount of gain or loss recognized by a Participating BUC$holder will equal the difference between (a) the sum of the fair market values of the Shares of the Company received in the Consolidation plus the amount of any liabilities of the Participating Partnership, if any, assumed by or taken subject to the Company and (b) the adjusted basis of the Units exchanged therefor. It is anticipated that tax losses will result from the Consolidation to Participating BUC$holders who acquired Units from Insured I, Insured II and Eagle and taxable gain will result from the Consolidation to Participating BUC$holders who acquired Units from Summit Preferred.


     The Participating Partnerships intend to take the position that the fair market value of the Shares will be based primarily on the Adjusted Net Asset Value of the properties of the respective Participating Partnerships. While the Company believes that such a method is reasonable, the determination of the fair market value of the Shares is a question of fact. Thus, there can be no assurance as to what such fair market value will be finally determined to be, or whether some other method of valuation may be used by the Participating Partnership depending on the actual circumstances at the time of the Consolidation, including the recommendations of their accountants and the closing price of the Shares on the date of the Consolidation. There can also be no assurance that the IRS will not take the position that valuation of the Shares by some other method more accurately reflects their fair market values and that the amount of gain to be recognized by Participating BUC$holders should be increased or amount of loss decreased.


     Each BUC$holder's gain or loss in connection with the Consolidation will be determined by reference to the basis of his Units. As described in greater detail below, the basis which each Participating BUC$holder will take in Shares received as a result of the Consolidation will equal the BUC$holder's basis in his or her Units, adjusted to reflect any gain recognized by the BUC$holder on the receipt of Shares.


     In general, gains or losses realized with respect to transfers of Units in exchange for Shares are likely to be treated as capital gains or losses, except for any portion of gain attributable to a Participating Partnership's "unrealized receivables," including accelerated depreciation, which will be treated as ordinary income. In general, an individual may only use up to $3,000 of capital losses in excess of capital gains to offset ordinary income in any taxable year. Any excess loss is carried forward to future years subject to the same limitations. The Code provides that, in general, a taxpayer who disposes of his or her entire interest in a passive activity in a taxable transaction to an unrelated party during a taxable year is entitled to treat the excess of passive losses from such activity (including any prior suspended losses) over such year's passive income or gains from all activities as not being subject to passive activity loss limitations. The Con-solidation will allow Participating BUC$holders to deduct any suspended passive activity losses attributable to their investment in a Participating Partnership, since the Consolidation will be a taxable disposition of the activities.



     Based on the General Partners' representations that the assets of the Participating Partnerships are held for investment and not for resale, the Consolidation will not result in the recognition of unrelated business taxable income by any Tax-Exempt BUC$holder which does not hold Units in a Participating Partnership either as a "dealer" or as debt-financed property within the meaning of Code Section 514, and is not an organization described in Sections 501(c)(7) (social clubs), 501(c)(9) (voluntary employees' beneficiary associations), 501(c)(17) (supplemental unemployment benefit trusts) or 501(c)(20) (qualified group legal services plans). The four classes of exempt organizations noted in the previous sentence may recognize gain or loss on the Consolidation.



     Assuming Summit Preferred and Eagle participate in the Consolidation, upon consummation of the Consolidation, such Partnerships will be liquidated and will distribute their assets to the Company. The taxable year of Summit Preferred and Eagle will end at such time and each BUC$holder in Summit Preferred and Eagle must report, in his or her taxable year that includes the Consolidation, his or her share of all income, gain, loss, deduction, and credit for Summit Preferred and Eagle through the date of the Consolidation (including gain or loss resulting from the Consolidation described above). It is possible that a BUC$holder whose taxable year is not a calendar year could be required to take into account in a single taxable year his share of income of Summit Preferred and/or Eagle attributable to more than one of its taxable years.


     The receipt of Shares will cause a Participating BUC$holder to recognize gain if the fair market value of the Shares exceeds the Participating BUC$holder's adjusted basis in his Units. A Stockholder's basis in the Shares received in the Consolidation will equal the basis in his or her Units adjusted by his or her distributive share of income, gain, loss, deduction, and credit for the final taxable year of the Participating Partnership as well as distributions received in such final taxable year (other than the distribution of the Common Stock) plus any gain recognized on the receipt of the Shares. A Stockholder's holding period for the Shares for purposes of determining capital gain or loss will begin on the date of the Consolidation.


     Consequences to Company. The Company will not recognize gain or loss as result of the Consolidation. The Company will have a holding period in the Units which begins on the Closing Date. The basis of the Units received by the Company will be equal to their fair market value, and the basis of the assets received by the Company from the Participating Partnerships which are liquidated (Summit Preferred and Eagle) will equal the adjusted basis of the Company in the Units, reduced by the amount of any money (including the amount of any liabilities of these Participating Partnerships assumed by the Company) distributed in the same transaction.

     The aggregate basis of the Company's assets will be allocated among such assets in accordance with their relative fair market values as described in
Section 1060 of the Code. As a result, the Company's basis in the acquired properties may differ from the Participating Partnerships' basis therein, and the acquired properties may be subject to different depreciable lives and methods as a result of the Consolidation. These factors will result in an overall change in the depreciation deductions attributable to the assets acquired from the Participating Partnerships following the Consolidation.

     The Company may have market discount or premium with respect to its acquisition in the Consolidation of loans held by Eagle. The market discount rules provide, in part, for the treatment of gain attributable to accrued market discount as ordinary income upon the receipt of principal payments or on the sale or other disposition of the loan (to the extent such payment, sale or other disposition proceeds do not exceed the accrued market discount on such obligations) and for the deferral of interest deductions with respect to debt incurred to acquire or carry the market discount loan. If a loan is treated as being acquired by the Company at a premium such premium will be amortized as an offset to interest income (with a corresponding reduction in the Company's basis) under a constant-yield method over the term of the loan if an election under Section 171 of the Code is made.

Taxation of the Company

     General. Upon consummation of the Consolidation, the Company plans to make an election to be taxed as a REIT under Sections 856 through 860 of the Code. The Company believes that it will be organized and will operate in such a manner as to qualify to elect to be treated as a REIT under the Code, and although the Company intends to operate in such a manner, no assurance can be given that the Company will qualify or remain qualified as a REIT.



     In the opinion of Counsel, as of the date of the consummation of the Consolidation based on representations from the Company representing certain facts and assuming the Consolidation and the operations of the Company are conducted substantially as described in this Solicitation Statement, the Company will be organized so as to enable it to be treated as a REIT under the Code and its proposed method of operation described herein will enable the Company to qualify as a REIT. Moreover, such qualification and taxation as a REIT depends upon, among other things, actual annual operating results, future distribution levels and diversity of stock ownership, which cannot be ascertained as of the date of this Solicitation Statement. Accordingly, no assurance can be given that the actual result of the Company's operation for any taxable year will satisfy such requirements. See "--Failure to Qualify as a REIT."

     Requirements for Qualification. The Code defines a REIT as a corporation, trust or association (a) which is managed by one or more trustees or directors;
(b) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest; (c) which would be taxable as a domestic corporation, but for the REIT provisions of the Code; (d) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (e) the beneficial ownership of which is held by 100 or more persons; (f) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals (as defined in the Code to include certain entities); and (g) which meet certain other tests, described below, regarding the nature of its income and assets. The Code provides that conditions (a) to (d), inclusive, must be met during the entire taxable year, and that condition (e) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (e) and
(f) will not apply until after the first taxable year for which an election is made to be taxed as a REIT.



     The Company expects to issue sufficient shares pursuant to the Consolidation to allow it to satisfy the requirements set forth in (e) and (f) above. In addition, prior to consummation of the Consolidation, the Company will amend its Charter to provide for restrictions regarding transfer of its shares, which amendment is intended to satisfy the share ownership requirements described in (e) and (f) above. Such transfer restrictions are described in "DESCRIPTION OF COMMON STOCK--Restrictions on Ownership and Transfer." Further, the Company will elect a taxable year ending on December 31.



     The Code provides special rules regarding the income and assets of REIT that invests in a partnership or joint venture. In general, under these provisions the Company will be required to take into account its pro rata share of the income and assets of any such partnership or joint venture in analyzing the income and asset requirements discussed herein. The Company will not invest in a joint venture or partnership unless the Company believes that it will continue to satisfy such income and asset requirements.



     Income Tests. In order to qualify as a REIT, three gross income requirements must be satisfied annually. First, at least 75% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived directly or indirectly from certain limited sources including "rents from real property" and, in certain circumstances, interest on obligations secured by mortgages on real property or from certain types of temporary investments. Second, at least 95% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from sources that qualify for the 75% income test, plus dividends, other interest and gain from the sale of disposition of stock or securities, or from any combination of the foregoing). Third, short-term gain from the sale or other disposition of real property held for less than four years (apart from involuntary conversions and sales of foreclosure property) must represent less than 30% of the Company's gross income (including gross income from prohibited transactions) for each taxable year.


     Rents received by the Company will qualify as "rents from real property" in satisfying the gross income requirements for a REIT described above only if several conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, the Code provides that rents received from a tenant will not qualify as "rents from real property" in satisfying the gross income tests if the REIT, or an owner of 10% or more of the REIT, directly or constructively owns 10% or more in voting power or number of shares of such tenant (a "Related Party Tenant"). Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease (determined by reference to the adjusted bases of the leased property), then the portion of rent attributable to such personal property will not qualify as "rents from real property." Finally, for rents received to qualify as "rents from real property," the REIT generally must not operate or manage the property or furnish or render services to the tenants of such property, other than through an independent contractor from whom the REIT derives no income; provided, however, the Company may directly perform certain basic services that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered rendered to the occupant of the property. The Company does not expect to charge rent for any property that is based in whole or in part on the income or profits of any person (except by reason of being based on a percentage of receipts or sales, as described above), and the Company does not expect to derive rentals from any Related Party Tenant. The Company does not believe that rents attributable to any personal property leased with real property will exceed 15% of the total rent payable under its leases as determined by reference to adjusted bases of the leased property. Finally, the Company or a non-liquidated Participating Partnership may directly perform services under certain of its leases. However, the Company believes that such services will constitute customary services and will not cause the rents payable under the leases to fail to be rents from real property under this provision. However, there can be no assurance that the IRS will not assert that all or some portion of the income received by the Company does not constitute rents from real property.



     The term "interest" for purposes of qualification as a REIT generally does not include any amount received or accrued (directly or indirectly) if the determination of such amounts depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "interest" solely by reason of being based on a fixed percentage or percentages of receipts or sales. Interest on obligations secured by mortgages on real property includes the entire amount of interest payable under a loan secured by both real and personal property if the fair market value of such real property equals or exceeds the principal balance of such loan.


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

     If the Company fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is entitled to relief under certain provisions of the Code. These relief provisions will be generally available if the Company's failure to meet such tests was due to reasonable cause and not due to willful neglect, the Company attaches a schedule of the sources of its income to its return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible, however, to state whether in all circumstances the Company would be entitled to the benefit of these relief provisions. As discussed in "--Taxation of Real Estate Investment Trusts," even if these relief provisions apply, a tax would be imposed with respect to the excess net income.

     Asset Tests. At the close of each quarter of the Company's taxable year, the Company must satisfy two tests relating to the nature of its assets. First, at least 75% of the value of the Company's total assets must be represented by interests in real property, interests in mortgages on real property, shares in other REITs, cash, cash items, Government securities and qualified temporary investments. Second, although the remaining 25% of the Company's assets generally may be invested without restriction, securities in this class may not exceed either (a) 5% of the value of the Company's total assets as to any one non-governmental issuer, or (b) 10% of the outstanding voting securities of any one issuer. The Company's direct investment in the properties and investments through its interest in Insured I and Insured II will constitute qualified assets for purposes of the 75% asset test. See "THE COMPANY--Assets and Operations." The Company will be deemed to own its pro rata share of the assets of these partnerships.

     The Company may organize one or more wholly owned subsidiaries. However, as anticipated, if the Company's subsidiaries are "qualified REIT subsidiaries" as defined in the Code, such subsidiaries will not be treated as separate corporations for federal income tax purposes. As a result, the Company will be deemed to own the assets and recognize the income of the REIT subsidiary. Ownership of the stock of a "qualified REIT subsidiary" will not cause the Company to fail the income or asset tests.

     The Company may acquire stock of one or more corporations which do not constitute qualified REIT subsidiaries. In such a case, the Company has represented that it will acquire only nonvoting stock and/or less than 10% of its voting stock. Further, the Company has represented that it will hold less than 10% of the voting power and total number of outstanding shares of any such corporation if such corporation is a tenant. Also, the Company intends to limit such acquisitions so that the fair market value of the stock of any nonqualified REIT subsidiary would be less than 5% of the aggregate of the fair market value of the Company's assets. Thus, based on these representations, the acquisition of stock of any nonqualified REIT subsidiary would not cause it to fail to satisfy the foregoing asset requirements.

     Restrictions on Ownership. For the Company to qualify as a REIT under the Code, not more than 50% in value of its outstanding Common Stock may be owned, directly or constructively, by five or fewer individuals (as defined in the Code) during the last half of a taxable year, and the Common Stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (or during a proportionate part of a shorter taxable year). In addition, rent from certain related party tenants is not qualifying income for purposes of the gross income tests under the Code. Because the Board of Directors believes it is essential for the Company to continue to qualify as a REIT, the Ownership Limit has been included in the Charter.

     The Ownership Limit provides that, subject to certain exception, no stockholder may own, or be deemed to own by virtue of the constructive ownership provisions of the Code, shares of Common Stock in excess of 9.9% of the outstanding Common Stock. The constructive ownership rules are complex and may cause Common Stock owned directly or constructively by a group of related individuals or entities to be deemed to be constructively owned by one individual or entity. As a result, the acquisition of less than 9.9% of the Common Stock (or the acquisition of an interest in an entity which owns Common Stock) by an individual or entity could cause that individual or entity (or another individual or entity) to own constructively in excess of 9.9% of the Common Stock.

     The Board of Directors may waive the Ownership Limit with respect to a particular stockholder in certain instances. See "Description of Common Stock--Restrictions on Ownership and Transfer."

     An additional limitation on ownership provides that if a transfer or issue of shares of Common Stock would cause the REIT to be beneficially owned by fewer than 100 persons, such transfer or issuance shall be null and void, and the intended transferee will acquire no right to the stock. See "Description of Common Stock--Restrictions on Ownership and Transfer." The Company has represented that it will use its best efforts to enforce the Ownership Limit, by making prohibited transferees aware of their obligation to pay over any distributions received, by refusing to give effect to prohibited transfers on its books, by instituting proceedings to enjoin any transfer violating the Ownership Limitation, and by declaring all votes of prohibited transferees invalid.

     All persons who own a specified percentage (or more) of the outstanding Common Stock must file a statement with the Company containing information regarding their ownership of Common Stock as set forth in the Treasury Regulations. Under current Treasury Regulations the percentage will be set between one-half of one percent and five percent, depending on the number of record holders of Common Stock. In addition, each stockholder shall upon demand be required to disclose to the Company in writing such information with respect to the direct, indirect and constructive ownership of shares as the Board of Directors deems necessary to comply with the provisions of the Code applicable to a REIT or to comply with the requirements of any taxing authority or governmental agency.

     Annual Distribution Requirements. In order to qualify as a REIT, the Company is required to make distributions (other than capital gain dividends) to its Stockholders in an amount at least equal to (a) the sum of (i) 95% of the Company's REIT taxable income (computed without regard to the dividends paid deduction and the Company's net capital gain) and (ii) 95% of the net income, if any, from foreclosure property less the tax thereon, minus (b) the sum of certain items of noncash income. Such distributions must be non-preferential and must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Company timely files its tax return for such year and if paid on or before the first regular distribution payment after such declaration. To the extent that the Company does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its REIT taxable income, as adjusted, it will be subject to tax thereon at corporate income tax rates. Furthermore, if the Company should fail to distribute during each calendar year at least the sum of
(i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.


     The Company intends to make timely distributions sufficient to satisfy the annual distributions requirements. In this regard, the partnership agreements of Insured I and Insured II will be amended to authorize the Company, as general partner, to take such steps as may be necessary to cause Insured I and Insured II to distribute to its partners an amount sufficient to permit the Company to meet these distribution requirements. It is possible that the Company may not have sufficient cash or other liquid assets to meet the 95% distribution requirement, due to timing differences between the actual receipt of income and actual payment of expenses on the one hand, and the inclusion of such income and deduction of such expenses in computing the Company's REIT taxable income on the other hand. Further, as described below, it is possible that, from time to time, the Company may be allocated a share of gain attributable to sale of depreciated property that exceeds its allocable share or cash attributable to that sale. To avoid any problem with the 95% distribution requirement, the Company will closely monitor the relationship between its REIT taxable income and cash flow and, if necessary, will attempt to cause Insured I and Insured II to borrow funds in order to satisfy the distribution requirement. The Company (or Insured I and Insured II) may be required to borrow funds at times when market conditions are not favorable; therefore, no assurance can be given that such borrowing would be available at such time.


     If the Company fails to meet the 95% distribution requirement as a result of an adjustment to its tax return by the IRS, it may retroactively cure the failure by paying a "deficiency dividend" (plus applicable penalties and interest) within a specified period.

     In addition, if the IRS successfully challenged the Company's deduction of all or a portion of the fees it pays to the Advisor, such payments could be recharacterized as dividend distributions to the Advisor in its capacity as Stockholder. If such distributions were viewed as preferential distributions the Company would not meet the 95% annual distribution requirement and would not qualify as a REIT.

     Taxation of Real Estate Investment Trusts. If the Company qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on its net income that is currently distributed to Stockholders. This treatment substantially eliminates the "double taxation" (at the corporate and stockholder levels) that generally results from investment in a corporation. However, the Company will be subject to federal income tax as follows: first, as described above, the Company will be taxed at regular corporate rates on any undistributed taxable income, including undistributed net capital gains; second, under certain circumstances, the Company may be subject to the "alternative minimum tax" on its items of tax preference; third, if the Company has (a) net income from the sale or other disposition of "foreclosure property" which is held primarily for sale to customers in the ordinary course of business or (b) other nonqualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on such income; fourth, if the Company has net income from prohibited transactions (which are, in general, certain sales or other dispositions of property other than foreclosure property held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax; fifth, if the Company should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed above), and has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which the Company fails the 75% or 95% test, multiplied by a fraction intended to reflect the Company's profitability; and sixth, if the Company should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amount actually distributed.

Failure to Qualify as a REIT

     If the Company fails to qualify for taxation as a REIT in any taxable year, and the above-described mitigation provisions do not apply, the Company will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to Stockholders in any year in which the Company fails to qualify will not be deductible by the Company nor will they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to Stockholders will be taxable as ordinary income, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, the Company will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances the Company would be entitled to such statutory relief.

Tax Aspects of the Company's Investment in Insured I and Insured II

     The Company will hold a direct ownership interest in Insured I and Insured
II. In general, partnerships are "pass-through" entities which are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction, and credit of a partnership, and are potentially subject to tax thereon, without regard to whether the partners receive a dis-tribution from the partnership. The Company will include its proportionate share of the tax items of Insured I and Insured II for purposes of the various REIT income tests and in the computation of its REIT taxable income. See "--Taxation of the Company" and "--Requirements For Qualification." Any resultant increase in the Company's REIT taxable income will increase its distribution requirements regardless of whether or not any corresponding cash distribution is received from Insured I and Insured II (see "--Taxation of the Company--Annual Distribution Requirements"). Moreover, for purposes of the REIT asset tests (see "--Taxation of the Company--Asset Tests"), the Company will include its proportionate share of assets held by Insured I and Insured II.

     Entity Classifications. The Company's interest in Insured I and Insured II involves special tax considerations, including the possibility of a challenge by the IRS of the status of Insured I and Insured II as partnerships (as opposed to associations taxable as corporations) for federal income tax purposes. If Insured I and/or Insured II were to be treated as an association taxable as a corporation, such partnership would be required to pay income tax at corporate rates on its net income, and distributions to partners would constitute dividends that would not be deductible in computing net income. In addition, the character of the Company's assets and items of gross income would change, and this would preclude it from qualifying as a REIT. See "Taxation of the Company--Requirements for Qualification" and "Failure to Qualify as a REIT" above for a discussion of the effect of a failure to meet such tests for a taxable year. Based on certain representations by the Company, on certain assumptions regarding future events and upon the descriptions contained in this Solicitation Statement, in the opinion of Counsel, Insured I and Insured II will be treated for federal income tax proposes as partnerships (and not as associations or publicly traded partnerships taxable as corporations). No absolute assurances can be given that the actual operation of Insured I and Insured II will satisfy such requirements. In addition, such opinion is not binding on the IRS.

Sale of Properties

     Generally, any gain realized by the Company, Insured I or Insured II on the sale of property held for more than one year will be Section 1231 gain, except for any portion of such gain that is treated as depreciation or cost recovery recapture. Net Section 1231 gains are generally treated as long-term capital gains. Gain recognized by Insured I and Insured II on the disposition of the properties will be allocated among the Company and the Advisor in accordance with their respective percentage interests therein.

     The Company's gain, and the Company's share of any gain realized by Insured I and Insured II, on the sale of any property held by the Company or by Insured I and Insured II as inventory or other property held primarily for sale to customers in the ordinary course of a trade or business, however, will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. See "--Taxation of the Company Requirements for Qualification" and "--Income Tests." Such prohibited transaction income also will have an adverse effect upon the Company's ability to satisfy the income tests for REIT status. See "--Taxation of the Company--Requirements for Qualification" and "--Income Tests" above.

Taxation of Taxable Domestic Stockholders

     As long as the Company qualifies as a REIT, distributions made to the Company's taxable U.S. Stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account by them as ordinary income and will not be eligible for the dividends received deduction for corporations. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Company's actual net capital gain for the taxable year) without regard to the period for which the Stockholder has held its stock. However, corporate Stockholders may be required to treat up to 20% of certain capital gain dividends as ordinary income. Distributions in excess of current and accumulated earnings and profits will not be taxable to a Stockholder to the extent that they do not exceed the adjusted basis of the Stockholder's shares. To the extent that such distributions exceed the adjusted basis of a Stockholder's shares they will be included in income as long-term capital gain (or short-term capital gain if the shares have been held for one year or less) assuming the shares are a capital asset in the hands of the Stockholder. In addition, any dividend declared by the Company in October, November or December of any year payable to a Stockholder of record on a specified date in any such month shall be treated as both paid by the Company and received by the Stockholder on December 31 of such year, provided that the dividend is actually paid by the Company during January of the following calendar year. Stockholders may not include in their income tax returns any net losses or capital losses of the Company.

Taxation of Stockholders on the Disposition of the Common Stock

     In general, any gain or loss realized upon a taxable disposition of the Common Stock by a Stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the Common Stock has been held for more than one year and otherwise as short-term capital gain or loss. However, any loss upon a sale or exchange of Common Stock by a Stockholder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent of distributions from the Company required to be treated by such Stockholder as long-term capital gain. All or a portion of any loss realized upon a taxable disposition of the Common Stock may be disallowed if other shares of the Common Stock are purchased within 30 days before or after the disposition.

     A capital asset generally must be held for more than one year in order for gain or loss derived from its sale or exchange to be treated as long-term capital gain or loss. Capital losses not offset by capital gains may be deducted against an individual's ordinary income only up to a maximum annual deduction of $3,000. Unused capital losses may be carried forward. All net capital gain of a corporate taxpayer is subject to tax at ordinary corporate rates. A corporate taxpayer can deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.

Backup Withholding

     The Company will report to its Stockholders and the IRS the amount of dividends paid during each calendar year, and the amount of tax withheld, if any. Under the backup withholding rules, a Stockholder may be subject to backup withholding at the rate of 31% with respect to dividends paid unless such holder
(a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A Stockholder that does not provide the Company with his or her correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the Stockholder's income tax liability. In addition, the Company may be required to withhold a portion of capital gain distributions to any Stockholders who fail to certify their non-foreign status to the Company. See "--Taxation of Foreign Stockholders."

Taxation of Tax-Exempt Stockholders

     In Revenue Ruling 66-106, 1966-1 C.B. 151, the IRS ruled that distributions by a REIT to a tax-exempt employees' pension trust did not constitute UBTI. Revenue rulings are interpretive in nature and subject to revocation or modifications by the IRS. However, based upon Revenue Ruling 66-106 and the analysis therein, distributions by the Company to a Stockholder that is a tax-exempt entity (other than an entity described in Sections 501(c)(7), 501(c)(9), 501(c)(17) or 501(c)(20) of the Code) also will not constitute UBTI, provided that the Shares are not subject to "acquisition indebtedness" within the meaning of the Code. Acquisition indebtedness would include, among other things, any debt incurred by a Stockholder which is a tax-exempt person in connection with the acquisition of its Common Stock. The foregoing opinions do not apply to tax-exempt investors described in Section 501(c)(7), 501(c)(9), 501(c)(17) or 501(c)(20) of the Code. Any such persons should consult their own tax advisors regarding the ownership of the Common Stock.


     In the case of a "qualified trust" (generally, a pension or profit-sharing trust) holding shares in a REIT, the beneficiaries of such a trust are treated as holding shares in the REIT in proportion to their actuarial interests in the qualified trust, instead of treating the qualified trust as a single individual (the "look-through exception"). A qualified trust that holds more than 10% of the shares of a REIT is required to treat a percentage of REIT dividends as UBTI if the REIT incurs debt to acquire or improve real property. However, this rule applies only if (i) the qualification of the REIT depends upon the application of the "look-through" exception (described above) to the restriction on REIT shareholdings by five or fewer individuals, including qualified trusts (see "Description of Common Stock--Restrictions on Ownership and Transfer") and (ii) the REIT is "predominantly held" by qualified trusts; i.e., if either (x) a single qualified trust held more than 25% by value of the interests in the REIT or (y) one or more qualified trusts, each owning more than 10% by value, held in the aggregate more than 50% of the interests in the REIT (a "pension-held REIT"). The percentage of any dividend paid (or treated as paid) by a pension-held REIT to such a qualified trust that is treated as UBTI is equal to the amount of modified gross income (gross income less directly connected expenses) from the unrelated trade or business of the REIT (treating the REIT as if it were a qualified trust), divided by the total modified gross income of the REIT. A de minimis exception applies where the percentage is less than 5%.


Taxation of Foreign Stockholders

     The rules governing United States federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign stockholders (collectively, "Non-U.S. Stockholders") are complex and no attempt will be made herein to provide more than a summary of such rules. Prospective Non-U.S. Stockholders should consult with their own tax advisors to determine the impact of federal, state and local income tax laws with regard to an investment in shares, including any reporting requirements.

     Distributions that are not attributable to gain from sales or exchanges by the Company, Insured I or Insured II, of United States real property interests and not designated by the Company as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of current or accumulated earnings and profits of the Company. Such distributions, ordinarily, will be subject to a withholding tax equal to 30% of the gross amount of the distribution unless an applicable tax treaty reduces or eliminates that tax. However, if income from the investment in Common Stock is treated as effectively connected with the Non-U.S. Stockholder's conduct of a United States trade or business, the Non-U.S. Stockholder generally will be subject to a tax at graduated rates, in the same manner as U.S. Stockholders are taxed with respect to such distributions (and may also be subject to the 30% branch profits tax in the case of a Stockholder that is a foreign corporation). The Company expects to withhold United States income tax at the rate of 30% on the gross amount of any such dividends made to a Non-U.S. Stockholder unless (i) a lower treaty rate applies or (ii) the Non-U.S. Stockholder files an IRS Form 4224, Exemption From Withholding of Tax on Income Effectively Connected With the Conduct of a Trade or Business in the United States, with the Company, claiming that the distribution is effectively connected income. Distributions in excess of current and accumulated earnings and profits of the Company will not be taxable to a Stockholder to the extent that they do not exceed the adjusted basis of the Stockholder's shares, but rather will reduce the adjusted basis of such shares. To the extent that such distributions exceed the adjusted basis of a Non-U.S. Stockholder's shares, they will give rise to tax liability if the Non-U.S. Stockholder would otherwise be subject to tax on any gain from the sale or disposition of his or her shares in the Company, as described below. If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of current and accumulated earnings and profits, the distribution will be subject to withholding at the same rate as dividends. However, amounts thus withheld are refundable if it is subsequently determined that such distribution was, in fact, in excess of current and accumulated earnings and profits of the Company.

     For any year in which the Company qualifies as a REIT, distributions that are attributable to gain from sales or exchange by the Company of United States real property interests will be taxed to a Non-U.S. Stockholder under the provisions of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under FIRPTA, these distributions are taxed to a Non-U.S. Stockholder as if such gain were effectively connected with a United States business. Non-U.S. Stockholders would thus be taxed at the normal capital gain rates applicable to U.S. Stockholders (subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). Also, distributions subject to FIRPTA may be subject to a 30% branch profits tax in the hands of a foreign corporate Stockholder not entitled to treaty exemption. The Company is required by applicable Treasury Regulations to withhold 35% of any distribution that could be designated by the Company as a capital gains dividend. This amount is creditable against the Non-U.S. Stockholder FIRPTA tax liability.


     Gain recognized by a Non-U.S. Stockholder upon a sale of shares generally will not be taxed under FIRPTA if the Company is a "domestically controlled REIT," defined generally as a REIT in which at all times during a specified testing period less than 50% in value of the stock was held directly or indirectly by foreign persons. It is currently anticipated that the Company will be a "domestically controlled REIT," and therefore the sale of shares will not be subject to taxation under FIRPTA. However, gain not subject to FIRPTA will be taxable to a Non-U.S. Stockholder if (a) investment in the shares is effectively connected with the Non-U.S. Stockholder's United States trade or business, in which case the Non-U.S. Stockholder will be subject to the same treatment as U.S. Stockholders with respect to such gain (except that corporate stockholders may be subject to the branch profits tax), or (b) the Non-U.S. Stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual's capital gains. If the gain on the sale of shares were to be subject to taxation under FIRPTA, the Non-U.S. Stockholder will be subject to the same treatment as U.S. Stockholders with respect to such gain (subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals).

State Tax Consequences and Withholding

     The Company and its Stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the Company and its Stockholders may not conform to the federal income tax consequences discussed above. Several states in which the Company may conduct business treat REITs as ordinary corporations. The Company does not believe, however, that Stockholders will be required to file state tax returns, other than in their respective states of residence, as a result of the ownership of Common Stock. Participating BUC$holders may be required to recognize gain attributable to states other than their states of residence as a result of the Consolidation, and such states may impose withholding upon such Participating BUC$holders. Consequently, prospective Stockholders should consult their own tax advisors regarding the effect of state and local tax laws on the Consolidation and an investment in the Company.

     EACH BUC$HOLDER IS ADVISED TO CONSULT WITH HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE CONSOLIDATION AND THE OWNERSHIP AND SALE OF COMMON STOCK IN AN ENTITY ELECTING TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF SUCH PURCHASE, OWNERSHIP AND SALE, AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     Based on information available to the Company as of the date of this Solicitation Statement, there are no persons (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock.

     Class Counsel. As part of the Equitable Settlement, Class Counsel will have the right to petition the Court for additional attorneys' fees in an amount to be determined in the Court's sole discretion but which will be proposed to be 25% of the increase in the value of the Company, if any, as of the Anniversary Date in the capitalization of the Company, based upon (i) the difference between the trading prices of the Company's Shares on the Anniversary Date and (ii) the trading prices of the Units and asset values of the Partnerships prior to the Effective Date. One-half of such fees, if any, will be paid in the form of Restricted Securities (restricted only with respect to transfer of such securities) and the remaining one-half of such fees will be paid in the form of unrestricted securities. The number of Counsel's Fee Shares issued shall be subject to a maximum amount not to exceed 3.95% of the total number of shares of the Company's outstanding Common Stock on the Anniversary Date. The Counsel's Fee Shares will be distributed to Class Counsel quarterly in eight equal installments, commencing thirty days after the Anniversary Date, subject to acceleration under certain circumstances, including in the event of a change of control, fundamental change in the nature of the business, sale or liquidation of the Advisor. Restrictions on the Restricted Securities expire one year from the date of issuance.

Security Ownership of Management

     The following table sets forth information concerning the Shares that are expected to be beneficially owned, assuming 100% Participation in the Consolidation, by each of the directors and each of the executive officers of the Company and by all directors and executive officers as a group. The Share ownership amounts set forth below are based on the number of Units beneficially owned by such persons as of the Record Date. No officer or director beneficially owns any Units in any of the Partnerships.



                                                Amount and Nature of        Percent
Name of Beneficial Owner                      Beneficially Ownership(1)     of Class
-------------------------------------------   ---------------------------   ---------
J. Michael Fried                                        90,925(2)              1.1%
Peter T. Allen                                              --(3)               --
Arthur P. Fisch                                             --(3)               --
Arthur G. Hatzopoulos                                       --                  --
Stuart J. Boesky                                        90,925(2)              1.1%
Alan P. Hirmes                                          90,925(2)              1.1%
Bruce H. Brown                                              --                  --
Mark J. Schlacter                                           --                  --
Denise L. Kiley                                             --                  --
Marc D. Schnitzer                                           --                  --
Richard A. Palermo                                          --                  --
Lynn A. McMahon                                             --                  --
                                                     ----------               ----
All directors and executive officers as a
 group (12 persons)                                     90,925                 1.1%
                                                     ==========               ====


--------------
(1) All amounts are directly owned unless stated otherwise.
(2) Represents Shares owned directly by the Advisor and the Related General Partners for which each such party serves as a director or executive officer. Each such party disclaims beneficial ownership of the Shares owned by the Advisor and the Related General Partners.
(3) Independent Directors will receive annually Shares valued at $10,000 as partial consideration for services as a director, payable in arrears.

                                  MANAGEMENT

     The Board of Directors will direct the management of the business and affairs of the Company but will retain the Advisor to manage the Company's day-to-day affairs and the Board of Directors intends to delegate to the Advisor responsibilities with respect to, among other things, overseeing the portfolio of assets of the Company and the acquisition or disposition of investments.

     The Charter will provide for not less than three nor more than nine Directors, at least one-third of whom must be Independent Directors.

     Initially, the Board of Directors will be comprised of five Directors, two of whom will be Independent Directors. The Board of Directors will establish written policies on investments and borrowings and will monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. Until modified by the Directors, the Company will follow the policies on investments and borrowings set forth in this Solicitation Statement. The Independent Directors will be responsible for reviewing the investment policies of the Company not less often than annually and with sufficient frequency to determine that the policies being followed are in the best interests of the Stockholders.

     A vacancy in the Board of Directors created by the death, resignation, or incapacity of a Director or by an increase in the number of Directors (within the limits referred to above) may be filled by the vote of a majority of the remaining Directors (with respect to a vacancy created by the death, resignation, or incapacity of an Independent Director, the remaining Independent Directors or other Directors shall nominate a replacement). A Director may resign at any time and may be removed by the Majority Vote of Stockholders only for Cause prior to the fourth anniversary of the Effective Date, and with or without Cause after such anniversary.

     Members of the Board of Directors who are not Independent Directors will not receive any cash compensation for serving as a member of the Board of Directors and likewise will not receive any compensation for attending meetings or for serving on any committees of the Board of Directors; however, members of the Board of Directors will receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings.

     Independent Directors will be entitled to receive compensation for serving as directors at the rate of $5,000 per year in cash and shares of Common Stock having an aggregate value of $10,000, based on the fair market value at the date of issuance, in addition to the expense reimbursement for attending meetings described above. At the discretion of the Board of Directors, Independent Directors may be granted additional cash compensation for serving on a committee of the Board of Directors.

     Pursuant to the terms of the Incentive Stock Option Plan, the Compensation Committee may, subject to certain restrictions, grant options to members of the Board of Directors to purchase Common Stock of the Company. See "MANAGEMENT--Description of Incentive Stock Option Plan." To date, no such member of the Board of Directors has received any options pursuant to the Incentive Stock Option Plan.

     Pursuant to the Charter, the Company's five member Board of Directors will be divided into three (3) classes. All of the Initial Directors will be designated by the Related General Partners (with the two Independent Directors having been approved by Class Counsel) and, after consummation of the Consolidation, by Stockholders of the Company. The Class I and Class II Directors will each consist of two Directors, one of whom in each class will be an Independent Director. The Class III Directors will consist of one Director.

     The term of the initial Class I Directors will terminate on the date of the 1998 annual meeting of Stockholders; the term of the initial Class II Directors will terminate on the date of the 1999 annual meeting of Stockholders and the term of the initial Class III Directors will terminate on the date of the 2000 annual meeting of stockholders. At each annual meeting of Stockholders, Directors of the Class to be elected shall be elected for a three-year term. Directors will hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The terms of the Initial Directors will commence on the Effective Date.

Directors and Executive Officers of the Company

     As of the Effective Date, the Directors and Executive Officers of the Company will be as follows:




Name                  Age                   Offices Held
-------------------   -----   -------------------------------------------
J. Michael Fried      51      Director, President, Chairman of the Board
Peter T. Allen        51      Director
Arthur P. Fisch       54      Director
Stuart J. Boesky      40      Director, Executive Vice President and
                              Chief Operating Officer
Alan P. Hirmes        41      Director, Senior Vice President and Chief
                              Financial Officer
Bruce H. Brown        43      Senior Vice President
Mark J. Schlacter     45      Senior Vice President

Name                      Age     Offices Held
-----------------------   -----   ------------------------
Arthur G. Hatzopoulos     42      Vice President
Denise L. Kiley           37      Vice President
Marc D. Schnitzer         36      Vice President
Richard A. Palermo        36      Treasurer
Lynn A. McMahon           40      Secretary


     J. Michael Fried is Chief Executive Officer and a member of the Advisor. Mr. Fried is the sole stockholder of one of the general partners of Related, the real estate finance affiliate of The Related Companies, L.P. In that capacity, he is generally responsible for all of syndication, finance, acquisition and investor reporting activities of Related and its affiliates. Mr. Fried is also the President and a Director of the Advisor. Mr. Fried practiced corporate law in New York City with the law firm of Proskauer Rose Goetz & Mendelsohn from 1974 until he joined Related in 1979. Mr. Fried graduated from Brooklyn Law School with a Juris Doctor Degree, magna cum laude; from Long Island University Graduate School with a Master of Science degree in Psychology; and from Michigan State University with a Bachelor of Arts degree in History.

     Peter T. Allen is President of Peter Allen & Associates, Inc., a real estate development and management firm, in which capacity he has been responsible for the leasing, refinancing and development of major commercial properties. Mr. Allen has also been an Adjunct Professor of the Graduate School of Business at the University of Michigan since 1981. Mr. Allen received a Bachelor of Arts Degree in history/economics from DePauw University and a Masters Degree in Business Administration with Distinction from the University of Michigan. Mr. Allen is an Independent Director.

     Arthur P. Fisch has been an attorney in private practice specializing in real property and securities law since October 1987, with Arthur P. Fisch, P.C. and Fisch & Kaufman. From 1975-1987, Mr. Fisch was employed by E.F. Hutton & Company, serving as First Vice President in the Direct Investment Department from 1981-1987 and associate general counsel from 1975-1980 in the legal department. As First Vice President, he was responsible for the syndication and acquisition of millions of dollars in residential real estate. Mr. Fisch was the Corporate General Partner in four public real estate funds and responsible for the acquisition of several thousand apartment units. He was also in charge of the Subsidized Housing and Cable TV groups at E.F. Hutton's Direct Investment Department. Mr. Fisch received a B.B.A. from Bernard Baruch College of the City University of New York and a Juris Doctor degree from New York Law School. Mr. Fisch is admitted to practice law in New York and Pennsylvania. Mr. Fisch is an Independent Director.

     Stuart J. Boesky is Executive Vice President and a member of the Advisor. Mr. Boesky practiced real estate and tax law in New York City with the law firm of Shipley & Rothstein from 1984 until February 1986 when he joined Related. From 1983 to 1984 Mr. Boesky practiced law with the Boston law firm of Kaye, Fialkow, Richmond & Rothstein (which subsequently merged with Strook & Strook & Lavan) and from 1978 to 1980 was a consultant specializing in real estate at the accounting firm of Laventhol & Horwath. Mr. Boesky is the sole stockholder of one of the general partners of Related. Mr. Boesky graduated from Michigan State University with a Bachelor of Arts degree and from Wayne State School of Law with a Juris Doctor degree. He then received a Master of Laws degree in Taxation from Boston University School of Law.

     Alan P. Hirmes is a Senior Vice President, Chief Financial Officer and a member of the Advisor. Mr. Hirmes has been a Certified Public Accountant in New York since 1978. Prior to joining Related in October 1983, Mr. Hirmes was employed by Wiener & Co., certified public accountants. Mr. Hirmes is also the sole stockholder of one of the general partners of Related. Mr. Hirmes graduated from Hofstra University with a Bachelor of Arts degree.


     Arthur G. Hatzopoulos is a Senior Vice President of the Advisor and of Related, where he directs the mortgage acquisition group. Mr. Hatzopoulos has been with Related since August 1992. Prior to joining Related, Mr. Hatzopoulos was a First Vice President and Portfolio Manager for First Nationwide Bank, where he was responsible for debt restructuring, special lending relationships and asset sales. He has also been associated with an investment banking firm where he was responsible for monitoring a national portfolio of multifamily revenue bond projects. From 1981 to 1985 he served as Deputy Director of the Jersey City Department of Housing and Economic Development. Mr. Hatzopoulos graduated from Columbia University with a Bachelor of Arts degree. He also holds a Masters in City and Regional Planning from Harvard University, Kennedy School of Government.



     Bruce H. Brown is a Senior Vice President of the Advisor and Related and a director of Related's Portfolio Management Group. He is responsible for overseeing the administration of the firm's public debt and equity partnerships encompassing the monitoring of the performance of each partnership and each investment. He is also responsible for Related's loan servicing activities with respect to the firm's $600 million portfolio of tax exempt first mortgage bonds and FNMA/GNMA insured and co-insured loan portfolio. Prior to joining Related in 1987, Mr. Brown was a real estate lending officer at the United States Trust Company of New York and previously held management positions in the hotel and resort industry with Helmsley-Spear and Westin Hotels. Mr. Brown graduated from Colgate University with a Bachelor of Arts degree.


     Mark J. Schlacter is a Vice President of the Advisor. Mr. Schlacter is a Vice President of mortgage acquisitions of Related, and has been with Related since June 1989. Mr. Schlacter is responsible for the origination of Related's taxable participating debt programs and low-income housing tax credit debt programs. Prior to joining Related, Mr. Schlacter garnered 16 years of direct real estate experience covering commercial and residential construction, single and multifamily mortgage origination and servicing, commercial mortgage origination and servicing, multifamily property acquisition and financing, and multifamily mortgage lending program underwriting and development. He was a Vice President with Bankers Trust Company from 1986 to June 1989, and held prior positions with Citibank, Anchor Savings Bank and the Pyramid Companies covering the 1972-1986 period. Mr. Schlacter holds a Bachelor of Arts degree in Political Science from Pennsylvania State University and periodically teaches multifamily underwriting at the New York University School of Continuing Education, Real Estate Institute.

     Denise L. Kiley is a Vice President of the Advisor and is also an Executive Vice President and Chief Underwriter for Related, responsible for overseeing the investment underwriting and approval of all multifamily residential properties invested in Related sponsored corporate, public and private equity and debt funds. Ms. Kiley is also responsible for the strategic planning and implementation of the firm's mortgage financing programs. Prior to joining Related in 1990, Ms. Kiley had experience acquiring, financing, and managing the assets of multifamily residential properties. From 1981 through 1985 she was an auditor with a national accounting firm. Ms. Kiley holds a Bachelor of Science in Accounting from Boston College and is a Member of the Affordable Housing Roundtable.

     Marc D. Schnitzer is a Vice President of the Advisor. Mr. Schnitzer is an Executive Vice President of Related and Director of the firm's Tax Credit Acquisitions Group. Mr. Schnitzer received a Master of Business Administration degree from The Wharton School of The University of Pennsylvania in December 1987, and joined Related in January, 1988. From 1983 to 1986, Mr. Schnitzer was a Financial Analyst in the Fixed Income Research department of The First Boston Corporation in New York. Mr. Schnitzer received a Bachelor of Science degree, summa cum laude, in Business Administration from the School of Management at Boston University.

     Richard A. Palermo is the Treasurer of the Advisor. Mr. Palermo has been a Certified Public Accountant in New York since 1985. Prior to joining Related in September 1993, Mr. Palermo was employed by Sterling Grace Capital Management from October 1990 to September 1993, Integrated Resources, Inc. from October 1988 to October 1990 and E.F. Hutton & Company, Inc. from June 1986 to October 1988. From October 1982 to June 1986, Mr. Palermo was employed by Marks Shron & Company and Mann Judd Landau, certified public accountants. Mr. Palermo graduated from Adelphi University with a Bachelor of Business Administration degree.

     Lynn A. McMahon is the Secretary of the Advisor. She has served since 1983 as assistant to J. Michael Fried. From 1978 to 1983, she was employed at Sony Corporation of America in the Government Relations Department.

Committees of the Board of Directors

     Audit Committee. The Company will have an Audit Committee comprised of Messrs. Peter T. Allen, Arthur P. Fisch and Stuart J. Boesky. The Audit Committee's duties include the review and oversight of all transactions between the Company and its directors, officers, holders of 5% or more of its Shares or any affiliates, periodic review of the Company's financial statements and meetings with the Company's independent auditors. At the discretion of the Board of Directors, Members of the Audit Committee may receive additional compensation for serving on such committee, but there is presently no intention that it will do so.


     Compensation Committee. The Company will have a Compensation Committee (the "Compensation Committee") comprised of Peter T. Allen and Arthur P. Fisch. The duties of the Compensation Committee include determining the compensation of the Company's executive officers and the administration of the Company's Incentive Stock Option Plan. The Compensation Committee must have at least two members and only Independent Directors may be members of the Compensation Committee. At the discretion of the Board of Directors, Members of the Compensation Committee may receive additional compensation for serving on such committee, but there is presently no intention that it will do so.


The Advisor

     The Advisor is a Delaware limited liability company, formed in August 1996, that is owned and controlled by the partners of Related. The services of the Advisor include managing the Company's day-to-day affairs and overseeing the acquisition or disposition of investments, and managing the assets of the Company. The Advisor has a fiduciary duty to the Stockholders and the Company.

     The members and officers of the Advisor are set forth below. The officers of the Advisor may also provide services to the Company on behalf of the Advisor.



Name                  Age                       Offices Held
-------------------   -----  -------------------------------------------------
J. Michael Fried      51      Member, President, and Chief Executive Officer
Stuart J. Boesky      40      Member, Executive Vice President and Chief
                              Operating Officer
Alan P. Hirmes        41      Member, Senior Vice President and Chief Financial
                              Officer
Stephen M. Ross       56      Member
Bruce H. Brown        43      Senior Vice President
Mark J. Schlacter     45      Senior Vice President

Name                      Age     Offices Held
-----------------------   -----   ------------------------
Arthur G. Hatzopoulos     42      Vice President
Denise L. Kiley           37      Vice President
Marc D. Schnitzer         36      Vice President
Richard A. Palermo        36      Treasurer
Lynn A. McMahon           40      Secretary


     Biographical information with respect to Messrs. Fried, Boesky, Hatzopoulos, Hirmes, Brown, Schlacter, Palermo and Ms. McMahon is set forth above.


     Stephen M. Ross is a member of the Advisor. Mr. Ross is also president, director and shareholder of The Related Realty Group, Inc., the general partner of The Related Companies, L.P. He graduated from the University of Michigan School of Business Administration with a Bachelor of Science degree and from Wayne State University School of Law with a Juris Doctor degree. Mr. Ross then received a Master of Laws degree in taxation from New York University School of Law. He joined the accounting firm of Coopers & Lybrand in Detroit as a tax specialist and later moved to New York, where he worked for two large Wall Street investment banking firms in their real estate and corporate finance departments. Mr. Ross formed the predecessor of The Related Companies, L.P. in 1972 to develop, manage, finance and acquire subsidized and conventional apartment developments.

Summary of the Advisory Agreement

     The Company (and Insured I and Insured II) will enter into the Advisory Agreement pursuant to which the Advisor is obligated to use its best efforts to seek out and present to the Company, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which are consistent with the investment policies and objectives of the Company and consistent with such investment programs as the Directors may adopt from time to time in conformity with the Charter. It is anticipated that the Advisor will retain affiliates of Related to provide the services which it is required to provide to the Company under the Advisory Agreement.


     Although the Directors have continuing exclusive authority over the management of the Company, the conduct of its affairs and the management and disposition of the Company's assets, the Directors have initially delegated to the Advisor, subject to the supervision and review of the Board of Directors and consistent with the provisions of the Charter, the power and duty to: (i) manage the day-to-day operations of the Company; (ii) acquire, retain or sell the Company's assets; (iii) seek out, present and recommend investment opportunities consistent with the Company's investment policies and objectives, and negotiate on behalf of the Company with respect to potential investments or the disposition thereof; (iv) when appropriate, cause an affiliate to serve as the mortgagee of record for mortgage investments of the Company and in that capacity hold escrows on behalf of mortgagors in connection with the servicing of mortgages; (v) obtain for the Company such services as may be required in acquiring and disposing of investments, disbursing and collecting the funds of the Company, paying the debts and fulfilling the obligations of the Company, and handling, prosecuting and settling any claims of the Company, including foreclosing and otherwise enforcing mortgages and other liens securing investments; (vi) obtain for the Company such services as may be required for property management, mortgage brokerage and servicing, and other activities relating to the investment portfolio of the Company; (vii) evaluate, structure and negotiate prepayments or sales of the Company's mortgage investments and mortgage securities; (viii) monitor operations and expenses of the Company; and
(ix) from time to time, or as requested by the Directors, make reports to the Company as to its performance of the foregoing services.


     The original term of the Advisory Agreement will terminate on the fourth anniversary of the Effective Date (i.e., the date of the consummation of the Consolidation). Thereafter, the Advisory Agreement may be renewed annually by the Company, subject to an evaluation of the performance of the Advisor by the Directors. The Advisory Agreement may be terminated (i) without Cause by the Advisor or (ii) for Cause by a majority of the Independent Directors, each without penalty, and each upon 60 days' prior written notice to the non-terminating party.


     Pursuant to the terms of the Advisory Agreement, the Advisor will be entitled to receive the fees and other compensation set forth below:


Fee/Compensation(1)      Amount
------------------------ --------------------------------------------------------------------------------------------------
Acquisition Fee          3.75 % of the acquisition price of each property acquired by the Company, Insured I and Insured II

Mortgage Selection Fee   3.0 % of the principal amount of each mortgage loan originated or acquired by the Company

Mortgage Placement Fee   .75% of the principal amount of each mortgage loan originated or acquired by the Company (payable by the borrower, and not the Company)

Asset Management Fee/    0.375% per annum of Total Invested Assets of the Company, Insured I and Insured II
Special Distribution

Fee/Compensation(1)       Amount
------------------------- ---------------------------------------------------------------------------------------------------
Stockholder/Insured LP   Advisor will be entitled to receive distributions from the Company, Insured I and Insured II in
Interest Distributions   respect of any Shares/Insured LP Interests it holds

Operating Expense        For direct expenses incurred by the Advisor in an amount not to exceed $200,000 per annum (subject to
Reimbursement            increases based on increases in the Company's assets and to annual increases based upon increases in the
                         Consumer Price Index)

Incentive Stock Options  Advisor may receive options to acquire additional Shares pursuant to the Company's Incentive Stock Option
                         Plan only if the Company's distributions in any year exceed $0.9869 per Share (i.e., the 1996 pro forma distributions set forth in this Solicitation Statement), and the Compensation Committee of the Board of
                         Directors determines to grant such options

Liquidation Fee          1.50% of the gross sales price of the assets sold by the Company in connection with a liquidation of the
                         Company's assets supervised by the Advisor

--------------
(1) The Partnership Agreements permit the General Partners to receive miscellaneous compensation from the Partnerships and third parties. The Advisor will also be permitted to earn such miscellaneous compensation which may include, without limitation, construction fees, escrow interest, property management fees, leasing commissions and insurance brokerage fees. The payment of any such compensation is subject to restrictions similar to those set forth in the Partnership Agreements with any amounts payable to the Advisor by the Company generally being limited to the competitive rate for the services being performed.


     The Advisor may engage in other business activities related to real estate, mortgage investments or other investments whether similar or dissimilar to those made by the Company or act as advisor to any other person or entity having investment policies whether similar or dissimilar to those of the Company (including other REITs). However, except for the allocation of investments between the Company and other Affiliated Programs as described under the caption "CONFLICTS OF INTEREST--Conflicts of Interest of the Company Future Dealings with Related General Partners and Affiliates," before the Advisor, the officers and directors of the Advisor and all persons controlled by the Advisor and its officers and directors may take advantage of an opportunity for their own account or present or recommend it to others, they are obligated to present an investment opportunity to the Company if (i) such opportunity is of a character which could be taken by the Company, (ii) such opportunity is compatible with the Company's investment objectives and policies and (iii) the Company has the financial resources to take advantage of such opportunity.



     The Advisory Agreement cannot be terminated by the Company prior to the fourth anniversary of the Effective Date, other than for Cause. "Cause" is defined as gross negligence or wilful misconduct of the Advisor. The Company cannot liquidate prior to such anniversary date except upon a recommendation of the Advisor and the Majority Vote of the Stockholders. After the fourth anniversary of the Effective Date, the vote of the holders of 66-2/3% of the Company's then outstanding shares of Common Stock is required to approve a liquidation of the Company that is not recommended by the Advisor and the Majority Vote of the Stockholders is required to approve a liquidation of the Company recommended by the Advisor. If for any reason, whether prior to or after the fourth anniversary of the Effective Date, the Advisory Agreement is terminated in accordance with its terms, the Company may liquidate upon the Majority Vote of the Stockholders.


Description of Incentive Stock Option Plan

     The following description of the Incentive Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the Incentive Stock Option Plan.



     On the Effective Date, the Board of Directors will adopt the Incentive Stock Option Plan, the purpose of which is to (i) attract and retain qualified persons as directors, officers and employees and (ii) to incentivize and more closely align the financial interests of the Advisor with the interests of the Stockholders by providing the Advisor with substantial financial interest in the Company's success (each, a "Potential Optionee", and collectively, "Potential Optionees"). The Compensation Committee (which is comprised of only two or more Independent Directors) shall be authorized and directed to administer the Incentive Stock Option Plan. Pursuant to the Incentive Stock Option Plan, if the Company's distributions per share of Common Stock in the immediately preceding calendar year exceed $0.9869 per Share (i.e., the 1996 pro forma annual per share distribution set forth in this Solicitation Statement) in any calendar year, the Compensation Committee will have the authority to issue options to purchase, in the aggregate, that number of shares of Common Stock which is equal to three percent (3%) of the Shares outstanding as of December 31 of the immediately preceding calendar year (or, in the initial year, as of the Effective Date), provided, that the Compensation Committee may only issue, in the aggregate, options to purchase a maximum number of shares of Common Stock over the life of the Incentive Stock Option Plan equal to 10% of the Shares outstanding on the Effective Date.



     Subject to the limitations described in the preceding paragraph, if the Compensation Committee does not grant the maximum number of options in any year, then the excess of the number of authorized options over the number of options granted in such year will be added to the number of authorized options in the next succeeding year and will be available for grant to Potential Optionees by the Compensation Committee in such succeeding year.

     Pursuant to the Incentive Stock Option Plan, the Compensation Committee will not be authorized to grant any options until six months after the Common Stock has been listed on the American Stock Exchange. All options granted by the Compensation Committee will have an exercise price equal to or greater than the fair market value of the Shares of Common Stock on the date of the grant. The maximum option term to be established by the Compensation Committee will be ten
(10) years from the date of grant. All stock options granted pursuant to the Incentive Stock Option Plan will vest immediately upon issuance.

     If the holder of an option ceases to serve as a director, officer or employee of, or Advisor to, the Company for any reason (other than removal for Cause) options that have been previously granted to such holder and that are vested as of the date such holder ceases to serve as a director, officer, employee or Advisor may be exercised by such holder or such holder's legal representative in accordance with and subject to the Incentive Stock Option Plan. If the holder of an option is removed as a director, officer or employee or Advisor of the Company for Cause, options that have been previously granted to such holder and that have not been vested will be forfeited and options that are vested as of the date of such cessation may be exercised by such holder in accordance with and subject to the Incentive Stock Option Plan.

     The Company intends to file with the Securities and Exchange Commission, on or before 180 days after the Effective Date, a Registration Statement on Form S-8 with respect to the shares of Common Stock to be issued pursuant to the Incentive Stock Option Plan. Shares of Common Stock, if any, issued pursuant to the Incentive Stock Option Plan prior to the date on which the Company's Registration Statement on Form S-8 becomes effective will be restricted securities in the hands of the holders thereof. Shares of Common Stock to be issued pursuant to the Incentive Stock Option Plan after the date on which the Company's Registration Statement on Form S-8 becomes effective, will be registered under the Securities Act pursuant to such Form S-8.


                            EXECUTIVE COMPENSATION

Executive Officers of the Company

     The executive officers of the Company will receive no cash compensation for serving as an executive officer of the Company; however, pursuant to the terms of the Incentive Stock Option Plan, the Compensation Committee may, subject to certain restrictions, grant options to the executive officers to purchase Common Stock of the Company. See "MANAGEMENT--Description of Incentive Stock Option Plan." To date, no executive officer of the Company has received any options pursuant to the Incentive Stock Option Plan.

Directors

     Members of the Board of Directors who are not Independent Directors will not receive any cash compensation for serving as a member of the Board of Directors and likewise will not receive any compensation for attending meetings or for serving on any committees of the Board of Directors; however, members of the Board of Directors will receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings.

     Independent Directors will be entitled to receive compensation for serving as directors at the rate of $5,000 per year in cash and shares of Common Stock having an aggregate value of $10,000, based on the fair market value at the date of issuance, in addition to the expense reimbursement for attending meetings described above. At the discretion of the Board of Directors, Independent Directors may be granted additional cash compensation for serving on a committee of the Board of Directors.

     Pursuant to the terms of the Incentive Stock Option Plan, the Compensation Committee may, subject to certain restrictions, grant options to members of the Board of Directors to purchase Common Stock of the Company. See "MANAGEMENT--Description of Incentive Stock Option Plan." To date, no such member of the Board of Directors has received any options pursuant to the Incentive Stock Option Plan.


                             INDEPENDENT AUDITORS

     The financial statements of Insured I, Insured II, Summit Preferred and Eagle as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the balance sheet of the Company and of the Advisor as of December 31, 1996, included herein, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports included therein.


                                 LEGAL MATTERS


     The law firm of Battle Fowler LLP ("Counsel") will deliver an opinion to the effect that the Shares of Common Stock offered pursuant to this Solicitation Statement will be validly issued, fully paid and nonassessable. Counsel has relied on the law firm of Ballard Spahr Andrews & Ingersoll as to certain matters of Maryland law. Counsel will also deliver an opinion as to the status of the Company as a REIT and to the effect that the discussion under "FEDERAL INCOME TAX CONSIDERATIONS" fairly summarizes all of the material federal income tax considerations for a BUC$holder who participates in the Consolidation. Counsel has previously performed certain legal services on behalf of the Partnerships, the Related General Partners and their affiliates.


     The opinions of Counsel are not attached as an appendix to this Solicitation Statement, however, upon receipt of a written request by a BUC$holder or representative so designated in writing, a copy of such opinion will be sent by the Related General Partners. All such requests should be directed to Related Capital Company, 625 Madison Avenue, New York, N.Y. 10022;
Attention: Investor Services Department.

                                   GLOSSARY

     Unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below for the purposes of this Solicitation
Statement:

     "100% Participation" means participation in the Consolidation by all of the Partnerships.

     "ACMs" means asbestos-containing materials.

     "ADA" means the Americans With Disabilities Act.

     "AMIT" means American Mortgage Investment Trust, a real estate investment trust sponsored by affiliates of Related.

     "Acquisition Fee" means the fee payable by the Company, Insured I and Insured II, as applicable, to the Advisor as compensation for services rendered in an amount equal to 3.75% of the acquisition price of each property acquired by the Company, Insured I and Insured II, respectively.


     "Adjusted Net Asset Value" means, (a) with respect to each Partnership, the value utilized by the Related General Partners to determine the allocation of Shares among the Partnerships calculated as described under the heading "ALLOCATION OF SHARES--Determination of Adjusted Net Asset Value--Valuations" and (b) with respect to the Company, the aggregate Adjusted Net Asset Values of all of the Participating Partnerships.


     "Advisor" means Related Aegis LLC, or any successor thereto, which will (i) manage the Company's diversified portfolio of retail and residential properties and participating FHA insured and co-insured mortgages, and (ii) acquire the P-B Interests in each of the Partnerships pursuant to the P-B Purchase Agreement.

     "Advisory Agreement" means the agreement between the Company (and Insured I and Insured II) and the Advisor.

     "Amendments" means the proposed amendments to the Partnership Agreements.

     "Anniversary Date" means the first anniversary of the date the Shares are first publicly traded.

     "Appraisals" means the appraisals of the real properties in which the Partnerships have a direct or indirect interest and which were prepared by JLW USA utilizing the letter of value format which is the appraisal reporting format designed to conform with the standards of a Restricted Report under the departure provisions of the Uniform Standards of Professional Practice of the Appraisal Foundation.

     "Appraised Value" means the market value as of October 1, 1995 for each of the properties comprising the portfolios of real properties in which the Partnerships have a direct or indirect interest as established by JLW USA.

     "Asset Management Fee" means the fee payable by the Company to the Advisor as compensation for services rendered in an amount equal to 0.375% of Total Invested Assets from and after the Effective Date, payable quarterly, in arrears, at the end of each calendar quarter.

     "Assignor Limited Partner" means, (i) Related Insured BUC$ Associates, or its successor, with respect to Insured I and Insured II, (ii) Related BUC$ Associates, Inc., or its successor, with respect to Summit Preferred, and (iii) Related FI BUC$ Associates, Inc., or its successor, with respect to Eagle.

     "Bear Stearns" means Bear Stearns & Co., Inc.

     "Board of Directors" means the board of directors of the Company.

     "BUC$holder" or "BUC$holders" means any person who holds Units and who is reflected as an assignee of record of limited partnership interests on the books and records of each Partnership.

     "Bylaws" means the bylaws of the Company, as the same may be amended from time to time.

     "Cause" means gross negligence or willful misconduct.

     "Charitable Beneficiary" or "Charitable Beneficiaries" means the exclusive beneficiary of all Shares transferred to the Trust.

     "Charter" means the charter of the Company filed with the State Department of Assessments and Taxation of Maryland, as the same may be amended from time to time.

     "Chateau Creste Partnership" means Dominion Totem Park Limited
Partnership.

     "Chateau Creste Property" means the Chateau Crest Apartments, located in Kirkland, Washington.


     "Class Counsel" means counsel representing the BUC$holders in the Litigation.


     "Class Members" means the Equitable Class Members and the Monetary Class Members.

     "Class Notices" means the notices distributed to the Class Members pursuant to the Court's Order.

     "CNA" means Continental Casualty Company.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" means the Company's common stock, par value of $.01 per share.

     "Company" means Aegis Realty, Inc., a Maryland corporation.

     "Comparable Diversified REITs" means Diversified REITs with asset portfolios which are comparable to the assets to be owned by the Company and which have equity market capitalizations ranging from $86 million to $197 million.

     "Comparative Companies" means the sixteen publicly-traded REITs which focus on ownership of retail properties, which were analyzed by Oppenheimer in deriving ranges of values for the Shares upon consummation of the Consolidation.

     "Compensation Committee" means a committee of the Board of Directors of the Company which will determine the compensation of the Company's executive officers and which will administer the Company's Incentive Stock Option Plan.

     "Consolidated Complaint" means the complaint filed by the Executive Committee of Plaintiffs' Counsel cases under MDL Docket No. 1005.

     "Consolidation" means a transaction whereby the Units held by all BUC$holders of a Participating Partnership will be exchanged for Shares.

     "Consolidation Expenses" means the expenses related to the Consolidation.

     "Consolidation REITs" means the data analyzed by the Related General Partners regarding traded equity REITs which were formed through the consolidation of real estate limited partnerships during the past three years.

     "Constituent Action" means all of the transferred actions included in the Constituent Complaints.

     "Constituent Complaints" means the transferred actions and the constituent complaints under MDL Docket No. 1005.

     "Contribution Agreements" means one or more agreements which the Participating Partnerships will enter into if the Consolidation is approved by the Court pursuant to which the Participating Partnerships will effectively merge with and into the Company.

     "Control Shares" means shares acquired in a "control share acquisition" as defined in the Maryland GCL.

     "Conversion Option" means the option to convert Insured LP Interests into Shares.

     "Court" means the United States District Court for the Southern District of New York.

     "Counsel" means Battle Fowler LLP.

     "Counsel's Fee Shares" means the Restricted Securities and the Unrestricted Securities.

     "Cross Creek Guarantee" means the personal guarantee of Stephen M. Ross, who holds a majority interest in the Related General Partner, with respect to the payment of the principal and interest on the Cross Creek Loan, subject to certain conditions contained therein.

     "Cross Creek Loan" means the funds advanced by Eagle in the form of a loan to Walsh/Cross Creek L.P. to enable it to complete construction and to fund operating deficits.

     "DRO" means the deficit restoration obligation to which the General Partners of each Partnership are subject and which requires that upon liquidation of the respective Partnership or upon liquidation of a General Partner's interest therein, each General Partner must contribute to the Partnership the lesser of (i) the negative balance in its capital account, or
(ii) the excess of 1.01 percent of the total original contributions of the Partnership over the total capital contributions of the General Partners.

     "Delaware Partnership Law" means the Delaware Revised Uniform Limited Partnership Act.

     "Developments" means the multifamily residential rental properties which secure the Mortgages.

     "Eagle" means Eagle Insured L.P., a Delaware limited partnership.

     "Effective Date" means the date the Consolidation is consummated.

     "Equitable Class" or "Equitable Class Members" refers to the class certified pursuant to Rule 23(b)(1) and (2) of the Federal Rules of Civil Procedure for equitable relief in connection with the Litigation.

     "Equitable Settlement" means the part of the Related Settlement in which only the Equitable Class Members may participate.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Excess Common Stock" means the shares of Common Stock in excess of the Ownership Limit.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exempted Holder" means a person for whom the Board of Directors, in its sole discretion, has exempted from the Ownership Limit.

     "Fairness Hearing" means the fairness hearing at which all class members will have an opportunity to be heard.

     "Fairness Opinion" means the opinion of Oppenheimer as to the fairness of the Consolidation from a financial point of view to BUC$holders.

     "FHA" means the Federal Housing Administration.

     "Final Order" means the Court's final order approving the Related Settlement, including the Consolidation.

     "FFO" means funds from operations.

     "FIRPTA" means the Foreign Investment in Real Property Tax Act of 1980.

     "Forecasted Cash Flow" means the estimated net operating income after capital expenditures from future operations of the properties as forecast by the Related General Partners and utilized by Oppenheimer in connection with its Fairness Opinion.

     "GAAP" means generally accepted accounting principles.

     "G & A" means General and Administrative Expenses.

     "General Partners" means, collectively, the Related General Partners and P-B General Partner.

     "Incentive Stock Options" means the options issued by the Company pursuant to the Company's Incentive Stock Option Plan.

     "Incentive Stock Option Plan" means the Company's Incentive Stock Plan to be adopted by the Board of Directors as of the Effective Date.

     "Independent Director" or "Independent Directors" means those members of the Board of Directors of the Company who are not salaried employees of the Company, Related or their respective affiliates.

     "Solicitation Statement" means this information statement, which is to be distributed to the Partnerships' BUC$holders.

     "Initial Directors" means the five members of the Board of Directors that will be initially designated by the Related General Partners.

     "Insurance Policy" or "Insurance Policies" means the insurance policy(ies) purchased by Insured I and Insured II from CNA.

     "Insured I" means Summit Insured Equity L.P., a Delaware limited partnership.

     "Insured II" means Summit Insured Equity L.P. II., a Delaware limited partnership.

     "Insured LP Interests" means the limited partnership interests in Insured I and Insured II held by the Related General Partners and the Advisor.

     "Interested Stockholder" means any person who beneficially owns 10% or more of the voting power of the Company's Shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation or an affiliate thereof.

     "IRS" means Internal Revenue Service.

     "JLW USA" means Jones Lang Wootton USA.

     "Liquidation Fee" means, if the Company is dissolved, a fee payable to the Advisor equal to 1.50% of the gross sales price of the assets sold by the Company in connection with a liquidation of the Company's assets supervised by the Advisor.

     "Litigation" means the litigation captioned In re Prudential Securities Incorporated Limited Partnerships Litigation.


     "Loan Value" means, for each loan held by a Partnership, the amount which the Partnership would receive under the terms of the loan (i.e., principal, accrued and unpaid interest and participating interest) if (i) the property which secures the loan were sold for an amount equal to its Appraised Value and
(ii) the net sale proceeds (i.e., after payment of third party expenses) were applied first to repay the Partnership's loan(s).


     "Majority Vote" means the affirmative vote of holders of not less than a majority of then outstanding shares of Common Stock.

     "MFP" means Multi-Family Program Manager Inc.

     "Maryland GCL" means the Maryland General Corporation Law, as amended.

     "Minimum Participation" means participation in the Consolidation by Insured I and either Insured II or Eagle.

     "Monetary Class" means the class certified pursuant to Rule 23(b)(3) of the Federal Rules of Civil Procedure for monetary relief in connection with the Related Settlement.

     "Monetary Class Members" means members of the Monetary Class.

     "Monetary Settlement" means the part of the Related Settlement in which only the Monetary Class Members may participate.

     "Mortgage Placement Fee" means the fee payable to the Advisor equal to .75% of the principal amount of each mortgage loan originated by the Company (payable by the borrower under such mortgage, and not the Company).

     "Mortgage Selection Fee" means the fee payable by the Company, Insured I and Insured II, as applicable, to the Advisor as compensation for services rendered in an amount equal to 3.00% of the principal amount of each mortgage funded by the Company.

     "Mortgages" means interests in first mortgage and equity loans.

     "Non-Participating Partnership" means a Partnership that does not participate in the Consolidation.

     "Non-U.S. Stockholder" means any non-resident alien individual, foreign corporations, foreign partnerships and other foreign stockholders.

     "New York Life" means New York Life Insurance Company.


     "Objection Deadline" means August 18, 1997, unless extended.


     "Objection Notice" means the notice of objection set forth in Appendix D.

     "100% Participation" means the participation of each of the Partnerships in the Consolidation; to participate in the Consolidation, (i) BUC$holders holding more than 33-1/3% of the Units of a Partnership must not object to the participation of such Partnership in the Consolidation and (ii) the Consolidation must be approved by the Court.

     "Operating Partnerships" means the Pinehurst Partnership and the Chateau Creste Partnership.

     "Oppenheimer" means Oppenheimer & Co., Inc.

     "Order" means the Court's order preliminarily approving the Settlement Stipulation.

     "Original Investment" means a BUC$holder's gross original cash investment in a Partnership which for BUC$holders who bought Units in the initial offering equalled $25 per Unit for each of Insured I and Insured II and $20 per Unit for each of Summit Preferred and Eagle.

     "Other Partnerships" means all other partnerships named as defendants in the litigation that are sponsored by affiliates of Prudential and affiliates of Related.

     "Ownership Limit" means the restriction in the Charter providing that no individual may own more than 9.9% of the value of the outstanding shares of the Company's outstanding stock.

     "Participating BUC$holders" means BUC$holders that participate in the Consolidation.

     "Participating Partnership(s)" means the partnership(s) which participate in the Consolidation.

     "Partnership(s)" means, collectively, Insured I, Insured II, Summit Preferred and Eagle.

     "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of each Partnership.

     "Partnership Base Value" means the average of (i) the liquidation value (as described in this Solicitation Statement) multiplied by the number of outstanding Units on the Effective Date; and (ii) the average of the high and low secondary market price for each of the four most-recent complete quarterly periods prior to the Effective Date multiplied by the number of outstanding Units on the Effective Date.

     "P-B Group" means, collectively, the P-B General Partner, P.B. Tax Credit S.L.P., a Delaware limited partnership and Prudential-Bache Services II, Inc., a Delaware corporation.


     "P-B General Partner" means Prudential-Bache Properties, Inc., a Delaware corporation.


     "P-B Interests" means the interests of the P-B General Partner in the Partnerships which will be acquired by the Advisor.

     "P-B Purchase Agreement" means the Purchase Agreement dated as of December 19, 1996, among the P-B Group and Related, pursuant to which, among other things, the where P-B General Partner agrees to withdraw as a general partner of the Partnership and sell, assign or otherwise transfer its interests in the Partnership to Related or an affiliate of Related.

     "Phase I Reports" means the Phase I Environmental Assessments performed on certain of the properties held by Insured I and Insured II.

     "Pinehurst Partnership" means TCR Pinehurst Limited Partnership.

     "Pinehurst Property" means the Pinehurst Apartment complex, a multi-family residential garden apartment complex.

     "Potential Optionee(s)" means each of the persons who qualify to receive options under the Incentive Stock Option Plan.

     "Pre-Consolidation Acquisitions" means the properties purchased by the Partnerships prior to the Effective Date of the Consolidation and still owned by such Partnerships.

     "Preferred Equity Investments" means the all-cash equity interests held by Summit Preferred to be acquired by the Company upon consummation of the Consolidation.

     "Preferred Equity Return" means the return on the equity investment in the Preferred Equity Investments.

     "Principal Mutual" means Principal Mutual Life Insurance Company.

     "Prohibited Owner" means any transferee of Shares pursuant to a transfer which, if effective, would result in any person beneficially or constructively owning Shares in excess or in violation of the transfer or ownership limitations set forth in the Company's Charter; in which case that number of Shares of the Company, the beneficial or constructive ownership of which otherwise would cause such person to violate such limitations (rounded to the nearest whole Share) shall be automatically transferred to the Trust for the exclusive benefit of a Charitable Beneficiary.

     "Prudential" means, collectively, PSI and the P-B General Partner.

     "PSI" means Prudential Securities Incorporated.

     "Record Date" means December 24, 1996.

     "REIT" means a qualified real estate investment trust under the Code.

     "Related" means Related Capital Company, a New York general partnership.

     "Related General Partners" means, collectively, RIDC II, L.P., Related Federal Insured L.P., Related Equity Funding Inc., and Related Insured Equity Associates.

     "Related Party Tenant" means a tenant that is 10% owned, either directly or constructively, by the Company or an owner of 10% or more of the Company.

     "Related Settlement" refers to the settlement of the Litigation with respect to the Related General Partners and its affiliates.

     "Restricted Securities" means one-half of the Shares which may be issued by the Company to Class Counsel at the sole discretion of the Court as additional attorneys' fees based on the increase in value of the Company, if any, as of the Anniversary Date, which Shares shall be restricted as to transferability.

     "Restricted Shares" means Shares of Common Stock with respect to which there are transfer restrictions under the securities laws.

     "RICO" means the Racketeer Influenced and Corrupt Organizations Act.

     "Romano" means the action entitled Romano v. Prudential Insurance Company of America, No. 94 Civ. 3527.

     "RPA" means RCC Property Advisors, Inc., an affiliate of the Related General Partners.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Settlement Amount" means the $2,058,333.00 which Related has agreed to pay in settlement of the claims of the Monetary Class in the Consolidated Action.

     "Settlement Stipulation" means the stipulation of settlement dated December 24, 1996 entered into by the parties to the Litigation.

     "Shares" means the shares of Common Stock of the Company issuable in connection with the Consolidation.

     "Special Distribution" or "Special Distribution from Adjusted Cash Flow" means the distribution payable to the Advisor and the Related General Partners under the applicable provisions of the Partnership Agreements of Insured I and Insured II after the Consolidation.

     "Stockholders" means all persons that own or will receive Shares, upon consummation of the Consolidation.

     "Summit Preferred" means Summit Preferred Equity L.P., a Delaware limited partnership.

     "Tail Indemnity" means the indemnity to be provided by the Company to the P-B General Partner and the Related General Partners upon consummation of the Consolidation to provide them with the same indemnity as that provided by the Partnerships with respect to claims during the period in which they acted as a general partners.

     "Total Invested Assets" means the aggregate of (i) the original amount invested from time to time in mortgage investments reduced, upon the receipt of sales proceeds, FHA and other insurance or guarantee proceeds or prepayments, by the original amount invested in the mortgage investment which is not reinvested, except that in the case of a partial prepayment, Total Invested Assets shall be reduced on a pro rata basis to the extent not reinvested; and (ii) the original amount paid for the purchase from time to time of direct or indirect investments in properties (including, with respect to Pre-Consolidation Acquisitions, the initial working capital, acquisition fees and expenses allocable to such investments).

     "Total Market Value" means the greater of (i) the sum of (a) the aggregate market value of the Company's outstanding Shares, assuming full exchange of the Insured LP Interests and (b) the total debt of the Company and (ii) the aggregate value of the Company's assets as determined by the Advisor based upon third-party or management appraisals and other criteria as the Board of Directors shall determine in its sole discretion.

     "Trust" means the entity created by the Company which will (i) automatically receive all Shares of the Company transferred in violation of the transfer or Ownership Limit, and (ii) hold such Shares for the exclusive benefit of a Charitable Beneficiary.

     "Trustee" means the trustee of the Trust who shall have all voting rights and rights to dividends and other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.

     "UBTI" means unrelated business taxable income.

     "Units" means the outstanding beneficial unit certificates representing assignments of Partnership interests.

     "Unrestricted Securities" means one-half of the Shares which may be issued by the Company to Class Counsel at the sole discretion of the Court as additional attorneys' fees based on the increase in value of the Company, if any, as of the Anniversary Date, which are not subject to transfer restrictions.

                      [This Page Intentionally Left Blank]

                                  APPENDIX A


                               FAIRNESS OPINION

                                                     Oppenheimer Tower
                                                     World Financial Center
                                                     New York, New York 10281
                                                               (212) 667-7000

[GRAPHIC OMITTED: Oppenheimer & Co., Inc. letterhead]

Investment Banking Group
                                                 September 20, 1996





Goodkind Labaton Rudoff & Sucharow LLP
100 Park Avenue
New York, New York 10017-5563


Gentlemen:


     You have requested our opinion as to whether the proposed transaction involving the business combination of Summit Insured Equity L.P. ("Insured I"), Summit Insured Equity L.P. II ("Insured II"), Summit Preferred Equity L.P. ("Summit Preferred"), and Eagle Insured L.P. ("Eagle", and together with Insured I, Insured II, and Summit Preferred, the "Partnerships") with a newly formed real estate investment trust (the "Company"), including the allocation of shares of common stock in the Company among the Partnerships, is fair to the beneficial unit certificate holders (the "Unitholders") in such Partnerships, from a financial point of view.


     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Goodkind Labaton Rudoff & Sucharow LLP ("Counsel") for the purpose of, and will receive a fee for, rendering this Fairness Opinion.


     In connection with our Fairness Opinion, we have reviewed: the draft Information Statement to be provided Limited Partners; the Prospectus dated December 23, 1986 for Insured I; the Prospectus dated November 13, 1987 for Insured II; the Prospectus dated August 6, 1987 for Summit Preferred; the Prospectus dated December 11, 1987 for Eagle; audited financial statements for each Partnership for calendar years 1994 and 1995; the Form 10-K for each Partnership for the year ended December 31, 1995 and the Form 10-Q for each Partnership for the quarter ended June 30, 1996; Letter of Value appraisals in a summary format dated October 25, 1995 prepared by Jones Lang Wootton USA for each property owned by a Partnership (Insured I and Insured II), or securing a Partnership's investment interest in a property (Summit Preferred), or securing a mortgage loan made by a Partnership (Eagle); the insurance policies issued by Continental Casualty Company owned by Insured I and Insured II; audited financial statements for calendar years 1994 and 1995 and unaudited financial statements and other financial information for the period ending June 30, 1996, for each of the properties owned by Insured I and Insured II, audited financial statements for calendar years 1994 and 1995 and unaudited financial statements and other financial information for the period ending June 30, 1996 for each of the properties securing the Summit Preferred investments, and audited financial statements for calendar years 1994 and 1995 and unaudited financial statements and other financial information for the period ending June 30, 1996 for each of the properties securing a mortgage loan made by Eagle; pro forma financial statements of the Company for the year ended December 31, 1996 and as of and for the quarterly period ended March 31, 1996, assuming in each case that the Consolidation occurred as of January 1, 1995; financial forecasts of future operations of the Partnerships prepared by the Related General Partner covering each of the years in the five year period ended June 30, 2001; financial forecasts of future operations of the Company prepared by the Related General Partner covering each of the years in the five year period ended June 30, 2001, assuming the Consolidation occurred as of June 30, 1996; a business plan of the Company; and certain other financial and other information that was publicly available or furnished to Oppenheimer by Counsel or the Related General Partners.

     In addition, Oppenheimer held discussions with representatives of Counsel and the Related General Partners, inspected a representative number of the properties either owned by a Partnership, or in which a Partnership had acquired an interest or which secured a mortgage loan made by a Partnership, interviewed property managers at the properties inspected, interviewed representatives of Jones Lang Wootton USA and conducted such other investigations, financial analyses and studies, and reviewed such other information and factors as it deemed appropriate for the purposes of the Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analysis of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on the date hereof. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

     In rendering the Fairness Opinion, Oppenheimer relied, without assuming responsibility for independent verification, on the accuracy and completeness of all financial and operating data, financial analyses, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the Related General Partner or Counsel. With respect to the financial and operating forecasts prepared by the Related General Partner and furnished to Oppenheimer, Oppenheimer assumed, with Counsel's approval, that they reflected the best current judgement of the Related General Partners as to future financial performance, and that there was a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Partnerships.

     Furthermore, Oppenheimer expresses no opinion as to the price or trading range at which the shares of the Company's common stock would trade following the completion of the Consolidation and the listing of the Shares on the Nasdaq National Market.

     Oppenheimer was not requested to serve as financial advisor to Counsel, the Related General Partners or the Partnerships or to assist in the structuring of the proposed transaction. Additionally, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the Unitholders arising out of the proposed transaction.

     It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. The Fairness Opinion may be distributed to the Unitholders in connection with the distribution by the Related General Partners of an Information Statement describing the proposed transaction. We have been engaged by Counsel for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement and (ii) upon the rendering of the Fairness Opinion.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the proposed transaction involving the business combination of the Partnerships with the Company, including the allocation of shares of common stock in the Company among the Partnerships is fair, from a financial point of view, to the Unitholders in such Partnerships.



                                                 Very truly yours,


[GRAPHIC OMITTED]                                /s/ Oppenheimer & Co., Inc.



                                                 Oppenheimer & Co., Inc.

                                  APPENDIX B


                               APPRAISAL SUMMARY

[GRAPHIC OMITTED: James Lang Wootton USA letterhead]

                              101 East 52nd Street
                               New York, NY 10022
                                Tel: 212-688-8181
                                Fax: 212-308-5199

  March 7, 1997

  Related Capital Company
  625 Madison Avenue
  New York, NY 10022

  Re: Summary of Appraisals
     Summit Insured Equity LP I & II
     Summit Preferred Equity LP
     Eagle Insured Equity LP

  Dear Gentlemen:

  In accordance with your instructions contained within the engagement letter dated February 19, 1997, we have summarized the analysis and methodology used by Jones Lang Wootton USA (JLW) in rendering our Letters of Value as at December 31, 1994 and October 1, 1995 of the properties included in the above-referenced portfolios (the Properties). We understand that the purpose of this summary is for inclusion in the Solicitation Statement for Aegis Realty, Inc.

  The Letters of Value are summarized as follows:

  [bullet] In December, 1994 JLW was retained by Related Capital Company (the
    'Client') to appraise the market value each of the 14 shopping center properties within the portfolio of Summit Insured Equity LP and LPII as of December 31, 1994. At that time JLW inspected each property, reviewed financial information provided and made other inquiries as was deemed appropriate. JLW's opinion of value was based upon an analysis of the property's income through discounted cash flow and direct capitalization techniques, supported where appropriate by comparable sales. A cost approach was not undertaken.

  [bullet] In September, 1995 JLW was retained by the Client to provide an update of the valuations of the 14 shopping center properties within the portfolio of Summit Insured Equity LP and LPII as at October 1, 1995. At our Client's request, JLW reviewed the previous analysis used in preparing the Letters of Value and analyzed updated rent rolls, recent leases, current operating budgets and capital expenditures. JLW also interviewed property management and updated their market research as well as their investment sales transaction data base of capitalization rates and discount rates. The valuation methodology was not changed from that which was used in December, 1994. These properties were not re-inspected.

  [bullet] Also in September, 1995 JLW was retained by the Client to appraise the market value of each of the multi-family properties within the portfolios of Summit Preferred Equity LP and Eagle Insured Equity LP as of October 1, 1995. At that time, JLW performed inspections of each of the residential properties and their surrounding neighborhoods. JLW analyzed each property's rent roll, income and expense statement, as well as capital budget. JLW then prepared a pro-forma income and expense statement for each property. JLW's opinion of value was based upon an analysis of each of the property's income through direct capitalization techniques, supported by comparable sales. A cost approach was not undertaken.

  [bullet] The purpose of the Letters of Value dated December 31, 1994 and
    October 1, 1995 was to establish the market value of the Properties solely for the internal use by the Client. The values were communicated in the form of Letters of Value, and were not prepared for third party reliance.

  [bullet] At the request of our Client for all of the Properties the reporting format was a Letter of Value which is defined as a Restricted Report prepared under the departure provision of the Uniform Standards of Professional Practice of the Appraisal Foundation. This reporting format was not intended for third party reliance.

  [bullet] JLW's analyses, opinions and conclusions were prepared in conformity with the requirements of the Code of Ethics and the Supplemental Standards of Professional Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP) of the Appraisal Foundation, under the Departure Provision for a Limited Appraisal. In preparing the Letters of Value dated October 1, 1995 of the Properties, JLW inspected the Properties comprising Summit Preferred Equity LP and Eagle Insured Equity LP at that time, but were not instructed to re-inspect the shopping centres comprising Summit Insured Equity LP I & II. JLW made relevant local inquiries and obtained such further information as considered necessary and performed an analysis of each Property's highest and best use.

  [bullet] As at October 1, 1995 JLW was of the opinion that the highest and best use for each of the Properties was its continued utilization.

  [bullet] In accordance with your letter of instruction dated February 19, 1997
    JLW has not updated the Letters of Value and therefore the Letters of Value do not reflect any property or market changes or events that have occurred, or conditions that may have changed, since October 1, 1995.

  [bullet] A summary of the Letters of Value as at October 1, 1995 as conducted by JLW is qualified in its entirety by reference to the original Letters of Value which were previously delivered to you.

  Except as set forth in the engagement letter dated February 19, 1997 possession of this letter, or a copy thereof, does not carry with it the right of publication.

  Except as set forth in the engagement letter dated February 19, 1997, neither all nor any part of the contents of this letter (especially any conclusions as to value, the identity of the appraiser, or the firm with which the appraiser is connected) shall be disseminated to the public through advertising, public relations, news, sales, or other media without the prior written consent and approval of JLW USA.

  Do not hesitate to contact us if you have any questions or require additional information.


  Respectfully submitted,

 /s/ James Lang Wooton USA

  JONES LANG WOOTTON USA
  cc Mark Schonberger, Esq

Shopping Centers within the Portfolios of Summit Insured Equity LP and Summit
                             Insured Equity LP II


                        Property Name/                  Ownership                   Primary/
Property                Municipal Address/              Percentage/    Square      Secondary
    #       Portfolio   City, State                     Type          Footage     Methodology
---------- ------------ ------------------------------- ------------- --------- -----------------
     1     Insured I    Cactus Village                     100%          72,578 Disc. Cash Flow
                        SWC 32nd Street                    Leased               Direct
                         and Cactus Road                   Fee                  Capitalization
                        Phoenix, Arizona
     2     Insured I    Forest Park Plaza                  100%          92,824 Disc. Cash Flow
                        693 Northland                      Leased               Direct
                        Cincinnati, Ohio                   Fee                  Capitalization
     3     Insured I    Hickory Plaza                      100%          67,336 Disc. Cash Flow
                        Nolensville Road                   Leased               Direct
                        & Old Hickory Blvd                 Fee                  Capitalization
                        Nashville, Tennessee
     4     Insured I    Highland Fair                      100%          74,764 Disc. Cash Flow
                        Highland Drive &                   Leased               Direct
                        S.E. Powell                        Fee                  Capitalization
                        Gresham, Oregon
     5     Insured I    Kokomo Plaza                       100%          89,546 Disc. Cash Flow
                        U.S. Highway 31 &                  Leased               Direct
                        Carter Street                      Fee                  Capitalization
                        Kokomo, Indiana
     6     Insured I    Mountain View Village              100%          99,908 Disc. Cash Flow
                        Hwy 78 and Killian Road            Leased               Direct
                        Snellville, Georgia                Fee                  Capitalization
     7     Insured I    Pablo Plaza                        100%         140,922 Disc. Cash Flow
                        3rd Street and 20th Avenue         Leased               Direct
                        Jacksonville Beach, Florida        Fee                  Capitalization
     8     Insured I    Southhaven                         100%          83,750 Disc. Cash Flow
                        Stateline & Hamilton Roads         Leased               Direct
                        Southhaven, MS                     Fee                  Capitalization
     9     Insured I    Town West                          100%          88,200 Disc. Cash Flow
                        1212-1236 West Kemper              Leased               Direct
                        Indianapolis, Indiana              Fee                  Capitalization
    10     Insured I    Westbird                           100%         100,087 Disc. Cash Flow
                        117th & SW 40th Streets            Leased               Direct
                        Miami, Florida                     Fee                  Capitalization
    11     Insured I    Winery Square                      100%         121,950 Disc. Cash Flow
                        1955 West Texas Street             Leased               Sales
                        Fairfield, California              Fee                  Comparison
    12     Insured II   Applewood Center                   100%         101,130 Disc. Cash Flow
                        96th & Q Streets                   Leased               Direct
                        Omaha, Nebraska                    Fee                  Capitalization


                                     Date of       Market                                   Terminal      Internal
Property   Valuation   Occupancy      Last         Value      Market Value   Indicated   Capitalization   Rate of
    #         Date      1-Oct-95   Inspection     Estimate         PSF         Yield          Rate         Return
---------- ----------- ----------- ------------ ------------- -------------- ----------- ---------------- ---------
     1       Oct-95         85%      Jan-95       $ 3,600,000      $48          10.20%        10.50%        12.50%
     2       Oct-95         97%      Oct-95       $ 6,600,000      $71           9.75%         9.50%        11.00%
     3       Oct-95        100%      Jan-95       $ 4,700,000      $70           9.80%        10.00%        11.50%
     4       Oct-95         98%      Jan-95       $ 5,400,000      $72           9.39%        10.00%        11.50%
     5       Oct-95         84%      Jan-95       $ 5,100,000      $57          10.09%        10.00%        11.50%
     6       Oct-95         95%      Dec-94       $ 7,100,000      $71          10.51%        10.00%        11.50%
     7       Oct-95         88%      Dec-94       $ 7,200,000      $51           8.59%        11.00%        12.50%
     8       Oct-95         98%      Jan-95       $ 5,500,000      $66           9.11%        10.00%        11.50%
     9       Oct-95         93%      Jan-95       $ 3,700,000      $42          11.08%        10.00%        11.50%
    10       Oct-95         98%      Dec-94       $ 8,100,000      $81           9.52%        10.00%        11.50%
    11       Oct-95         93%      Jan-95       $10,400,000      $89           8.88%        11.00%        11.50%
    12       Oct-95         99%      Jan-95       $ 6,600,000      $65          10.29%         9.50%        11.00%


                                       B-4


                        Property Name/                  Ownership                   Primary/
Property                Municipal Address/              Percentage/    Square      Secondary
    #       Portfolio   City, State                     Type          Footage     Methodology
---------- ------------ ------------------------------- ------------- --------- -----------------
    13     Insured II   Mountain Park Plaza                100%          77,686 Disc. Cash Flow
                        4750 Alabama Road                  Leased               Direct
                        Roswell, Georgia                   Fee                  Capitalization
    14     Insured II   Rolling Hills Shopping Center      100%          98,887 Disc. Cash Flow
                        Golf Links and Kolb                Leased               Direct
                        Tucson, Arizona                    Fee                  Capitalization



                                     Date of       Market                                   Terminal      Internal
Property   Valuation   Occupancy      Last         Value      Market Value   Indicated   Capitalization   Rate of
    #         Date      1-Oct-95   Inspection     Estimate         PSF         Yield          Rate         Return
---------- ----------- ----------- ------------ ------------- -------------- ----------- ---------------- ---------
    13       Oct-95         97%      Dec-94       $ 5,100,000      $66           9.63%        10.25%        12.50%
    14       Oct-95         88%      Jan-95       $ 5,100,000      $51          10.69%        10.25%        12.00%

Apartment Buildings within the Portfolios of Summit Preferred Equity LP and
                               Eagle Insured LP


                       Property Name/              Ownership                   Total     Total
Property               Municipal Address/          Percentage/      Year      Number     Square
    #      Portfolio   City/State                  Type          Completed   of Units   Footage
---------- ----------- --------------------------- ------------- ----------- ---------- ---------
    1      Summit      Pinehurst Apartments           100%          1986        146     120,400
           Preferred   500 NW 63rd Street             Leased
                       Kansas City, Missouri          Fee
    2      Summit      Chateau Creste Apartments      100%          1988         90      75,852
           Preferred   12062 Slater Avenue NE         Leased
                       Kirkland, Washington           Fee
    3      Eagle       Cross Creek Apartments         100%          1989        420     411,960
                       2808 Cross Point Circle        Leased
                       Matthews, North Carolina       Fee
    4      Eagle       Weatherly Walk Apartments      100%          1988        194     193,384
                       100 Knight Way                 Leased
                       Fayetteville, Georgia          Fee
    5      Eagle       Woodgate Manor Apartment       100%          1977        126     217,840
                       501 SW 75th Street             Leased
                       Gainesville, Florida           Fee



                                                    Average                            Market                 Direct
              Primary/                   Date of      Unit    Average                  Value       Market    Capital-
Property     Secondary     Valuation      Last        Size    Monthly   Occupancy      As At        Value    ization
    #       Methodology       Date     Inspection    (SqFt)     Rent     1-Oct-95     1-Oct-95    Per Unit     Rate
---------- --------------- ----------- ------------ --------- --------- ----------- ------------- ---------- ---------
    1      Direct            Oct-95      Sep-95         825     $551         97%    $ 5,400,000    $36,986    9.25%
           Capitalization
           Sales
           Comparison
    2      Direct            Oct-95      Oct-95         843     $667         95%    $ 4,200,000    $46,667    9.25%
           Capitalization
           Sales
           Comparison
    3      Direct            Oct-95      Oct-95         980     $618         99%    $18,600,000    $44,286    9.25%
           Capitalization
           Sales
           Comparison
    4      Direct            Oct-95      Sep-95         996     $643        100%    $ 8,700,000    $44,845    9.25%
           Capitalization
           Sales
           Comparison
    5      Direct            Oct-95      Oct-95       1,728     $737         99%    $ 5,700,000    $45,238    9.50%
           Capitalization
           Sales
           Comparison

     A Discounted Cash Flow was not utilized, therefore no Terminal Capitalization Rates or Internal Rates of Return are listed.

                                  APPENDIX C


             FINANCIAL FORECASTS OF PARTNERSHIP/COMPANY OPERATIONS

                                                                     Appendix C



             Financial Forecasts of Partnership/Company Operations



1.   Going Concern Analysis
     [bullet] Summary of Going Concern Analysis                        C-2
     [bullet] Summit Insured Equity L.P. Going Concern Analysis        C-3
     [bullet] Summit Insured Equity L.P. II Going Concern Analysis     C-4
     [bullet] Summit Preferred Equity L.P. Going Concern Analysis      C-5
     [bullet] Eagle Insured L.P. Going Concern Analysis                C-6
     [bullet] Management's Assumptions                                 C-7
2.   Consolidated Forecasts of Aegis Realty, Inc. on a Combined Basis
     [bullet] Consolidated Forecasts                                   C-8
     [bullet] Management's Assumptions                                 C-10


* These forecasts were prepared solely for internal use and for use by Oppenheimer in connection with its Fairness Opinion and not with a view to public disclosure or compliance with the published guidelines of the United States Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding projections. The Company's independent accountants have not examined, reviewed or compiled any of the projections presented below or expressed any conclusion or provided any other form of assurance with respect to such projections and accordingly assume no responsibility for them.

     The forecasts have been included in this Solicitation Statement solely to comply with disclosure requirements under certain governmental regulations. While presented with numerical specificity, the forecasts are based on a variety of assumptions relating to the future business of the Company, industry performance, general business and economic conditions and other matters which are subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and, therefore, such forecasts are inherently imprecise and there can be no assurance that any projections will be realized. Also, actual future results may vary materially from those shown in the forecasts. Neither the Company nor the Related General Partners is under any obligation to, or has any intention to, update these forecasts at any future time.

                              Aegis Realty, Inc.


                       Summary of Going Concern Analysis



                                            Projected       Projected       Projected       Projected      Projected
                                              Year 1          Year 2          Year 3          Year 4         Year 5
                                          --------------- --------------- --------------- --------------- -------------
Summit Insured Equity, L.P.
Property Level NOI                  (1)      5,411,947       6,177,772       6,415,752       6,703,625     6,800,890
General & Administrative Expenses             (556,643)       (573,343)       (590,543)       (608,259)     (626,507)
Other Expenses                      (2)     (1,334,644)     (1,339,676)     (1,343,828)     (1,309,104)   (1,252,509)
                                           -----------     -----------     -----------     -----------    -----------
Sub-Totals                                   3,520,660       4,264,753       4,481,381       4,786,262     4,921,874

Summit Insured Equity L.P. II
Property Level NOI                  (1)      1,245,875       1,672,578       1,739,899       1,805,297     1,795,627
General & Administrative Expenses             (136,992)       (141,102)       (145,335)       (149,695)     (154,186)
Other Expenses                      (2)       (329,451)       (332,066)       (334,760)       (337,535)     (340,393)
                                           -----------     -----------     -----------     -----------    -----------
Sub-Totals                                     779,432       1,199,410       1,259,804       1,318,067     1,301,048

Summit Preferred Equity L.P.
Property Level NOI                  (1)        828,230         845,288         862,857         880,953       899,592
General & Administrative Expenses              (51,437)        (52,980)        (54,570)        (56,207)      (57,893)
Other Expenses                      (2)        (76,018)        (77,556)        (79,140)        (80,772)      (82,453)
                                           -----------     -----------     -----------     -----------    -----------
Sub-Totals                                     700,775         714,752         729,147         743,974       759,246

Eagle Insured L.P.
Property Level NOI                  (1)      2,785,658       2,867,946       2,952,703       3,037,402     3,113,665
General & Administrative Expenses             (218,278)       (224,826)       (231,571)       (238,518)     (245,674)
Other Expenses                      (2)       (236,718)       (239,114)       (241,582)       (244,123)     (246,741)
                                           -----------     -----------     -----------     -----------    -----------
Sub-Totals                                   2,330,662       2,404,006       2,479,550       2,554,761     2,621,250

Totals:                                      7,331,529       8,582,921       8,949,882       9,403,064     9,603,418


(1) Represents property level net rental revenues less property level operating expenses.
(2) Includes debt service payment, general & administrative expense reimbursements and special distributions to affiliates.

                          Summit Insured Equity, L.P.


                            Going Concern Analysis



                                           Projected Year 1   Projected Year 2
                                           ------------------ ------------------
                                               Cash Flow          Cash Flow
                                           ------------------ ------------------
Property
Forest Park Plaza                                703,074            648,721
Kokomo Plaza                                     419,786            521,438
Mountain View Lake                               645,179            692,729
Winery Square                                    733,371            959,086
Highland Fair                                    379,659            429,194
Cactus Village                                   370,190            385,793
Town West                                        380,111            395,579
Southaven                                        458,929            470,260
Hickory Plaza                                    449,275            423,526
Pablo Plaza                                      343,078            731,310
Westbird                                         529,295            520,136
                                               ----------         ----------
Sub-total                                      5,411,947          6,177,772
Less:
General & Administrative                         556,643            573,342
Special Distributions                            435,272            435,272
Sales Fees to Third Parties Upon
 Liquidation/Sale (3%)                                 0                  0
Incentive Fees to GP's upon Liquidation/
 Sale                                                  0                  0
Annual Debt Service on Existing Loans            765,000            766,000
G&A Reimbursements to Affiliated Parties         134,372            138,404
                                               ----------         ----------
Distributable Cash Flow                        3,520,660          4,264,754



                                           Protected Year 3   Projected Year 4   Projected Year 5
                                           ------------------ ------------------ -----------------
                                               Cash Flow          Cash Flow         Cash Flow
                                           ------------------ ------------------ -----------------
Property
Forest Park Plaza                                667,220            601,498            652,639
Kokomo Plaza                                     500,811            524,391            532,576
Mountain View Lake                               701,409            736,152            727,753
Winery Square                                  1,004,612          1,036,423            994,439
Highland Fair                                    430,390            416,419            409,082
Cactus Village                                   395,388            381,171            367,662
Town West                                        364,977            400,605            405,115
Southaven                                        448,435            396,896            450,817
Hickory Plaza                                    448,934            445,055            452,040
Pablo Plaza                                      606,332            876,487            916,469
Westbird                                         847,243            888,528            892,308
                                               ----------         ----------         ----------
Sub-total                                      6,415,751          6,703,625          6,800,900
Less:
General & Administrative                         590,543            608,259            626,507
Special Distributions                            435,272            435,272            435,272
Sales Fees to Third Parties Upon
 Liquidation/Sale (3%)                                 0                  0                  0
Incentive Fees to GP's upon Liquidation/
 Sale                                                  0                  0                  0
Annual Debt Service on Existing Loans            766,000            727,000            666,000
G&A Reimbursements to Affiliated Parties         142,556            146,832            151,237
                                               ----------         ----------         ----------
Distributable Cash Flow                        4,481,380          4,786,262          4,921,884

                         Summit Insured Equity, L.P. II


                            Going Concern Analysis



                                           Projected Year 1   Projected Year 2
                                           ------------------ ------------------
                                               Cash Flow          Cash Flow
                                           ------------------ ------------------
Property
Applewood Center                                 565,734            617,117
Mountain Park Plaza                              458,385            474,155
Rolling Hills                                    221,756            581,306
                                               ----------         ----------
Sub-total                                      1,245,875          1,672,578
Less:
General & Administrative                         136,992            141,102
Special Distributions                            110,072            110,072
Sales Fees to Third Parties Upon
 Liquidation/Sale (3%)                                 0                  0
Incentive Fees to GP's upon Liquidation/
 Sale                                                  0                  0
Annual Debt Service on Existing Loans            132,200            132,200
G&A Reimbursements to Affiliated Parties          87,179             89,794
                                               ----------         ----------
Distributable Cash Flow                          779,432          1,199,410



                                           Projected Year 3   Projected Year 4   Projected Year 5
                                           ------------------ ------------------ -----------------
                                               Cash Flow          Cash Flow         Cash Flow
                                           ------------------ ------------------ -----------------
Property
Applewood Center                                 620,350            607,975            596,603
Mountain Park Plaza                              467,540            518,902            519,101
Rolling Hills                                    652,009            678,420            679,923
                                               ----------         ----------         ----------
Sub-total                                      1,739,899          1,805,297          1,795,627
Less:
General & Administrative                         145,335            149,695            154,186
Special Distributions                            110,072            110,072            110,072
Sales Fees to Third Parties Upon
 Liquidation/Sale (3%)                                 0                  0                  0
Incentive Fees to GP's upon Liquidation/
 Sale                                                  0                  0                  0
Annual Debt Service on Existing Loans            132,200            132,200            132,200
G&A Reimbursements to Affiliated Parties          92,488             95,263             98,121
                                               ----------         ----------         ----------
Distributable Cash Flow                        1,259,804          1,318,067          1,301,049

                         Summit Preferred Equity L.P.


                            Going Concern Analysis



                                           Projected Year 1   Projected Year 2
                                           ------------------ ------------------
                                               Cash Flow          Cash Flow
                                           ------------------ ------------------
Property
Chateau Crest                                   401,392            405,644
Pinehurst                                       426,838            439,643
                                                --------           --------
Sub-total                                       828,230            845,287
Less:
General & Administrative                         51,437             52,980
Special Distributions                            24,748             24,748
Incentive Fees to GP's upon Liquidation/
 Sale                                                 0                  0
G&A Reimbursements to Affiliated Parties         51,270             52,808
                                                --------           --------
Distributable Cash Flow                         700,775            714,751



                                           Projected Year 3   Projected Year 4   Projected Year 5
                                           ------------------ ------------------ -----------------
                                               Cash Flow          Cash Flow         Cash Flow
                                           ------------------ ------------------ -----------------
Property
Chateau Crest                                   410,024            414,536            419,182
Pinehurst                                       452,833            466,418            480,410
                                                --------           --------           --------
Sub-total                                       862,857            880,954            899,592
Less:
General & Administrative                         54,570             56,207             57,893
Special Distributions                            24,748             24,748             24,748
Incentive Fees to GP's upon Liquidation/
 Sale                                                 0                  0                  0
G&A Reimbursements to Affiliated Parties         54,392             56,024             57,705
                                                --------           --------           --------
Distributable Cash Flow                         729,147            743,975            759,246

                              Eagle Insured L.P.


                            Going Concern Analysis



                                           Projected Year 1   Projected Year 2
                                           ------------------ ------------------
                                               Cash Flow          Cash Flow
                                           ------------------ ------------------
Property
Cross Creek                                    1,647,077          1,700,404
Weatherly Walk                                   774,313            799,324
Woodgate Manor                                   364,268            368,217
                                               ----------         ----------
Sub-total                                      2,785,658          2,867,945
Less:
General & Administrative                         218,278            224,826
Special Distributions                            156,857            156,857
Servicing & Other Fees                            79,861             82,257
G&A Reimbursements to Affiliated Parties               0                  0
                                               ----------         ----------
Distributable Cash Flow                        2,330,662          2,404,005



                                           Projected Year 3   Projected Year 4   Projected Year 5
                                           ------------------ ------------------ -----------------
                                               Cash Flow          Cash Flow         Cash Flow
                                           ------------------ ------------------ -----------------
Property
Cross Creek                                    1,755,332          1,811,906          1,870,179
Weatherly Walk                                   825,085            849,029            862,694
Woodgate Manor                                   372,286            376,476            380,792
                                               ----------         ----------         ----------
Sub-total                                      2,952,703          3,037,411          3,113,665
Less:
General & Administrative                         231,571            238,518            245,674
Special Distributions                            156,857            156,857            156,857
Servicing & Other Fees                            84,725             87,266             89,884
G&A Reimbursements to Affiliated Parties               0                  0                  0
                                               ----------         ----------         ----------
Distributable Cash Flow                        2,479,550          2,554,769          2,621,250

                           Management's Assumptions

Set forth below are management's assumptions in connection with the preparation of the Going Concern Analysis. The purpose of this analysis was to make a reasonable estimate of the Partnerships' income for a five year period.


Summit Insured Equity I and II: Management prepared income and expense forecasts for each shopping center. It is assumed that for those leases that were in effect at the time of this analysis, contractual rents and rent increases would remain in tact throughout the contractual lease term. For that space which was vacant at the time of this analysis, or which have tenants whose leases expired during the projected period, it is assumed that the spaces remain vacant for six months and then re-let at an assumed prevailing market rent, which is estimated to increase at 4% annually. It is also assumed that under the terms of the leases, the tenants pay their pro rata share of real estate taxes, insurance and common area maintenance. The operating expenses of the shopping centers are assumed to increase at a rate of 4%, in conjunction with the income. The assumed income and expense figures for each center were then combined and the resulting aggregate estimated net operating income became the anticipated total revenue of the Partnership. This revenue was then reduced by the Partnerships' general and administrative expenses, which were estimated to increase annually at a rate of 3%, and by Special Distributions paid to the General Partners, to determine the amount of cash flow available for distribution to the partners of the Partnerships.


Summit Preferred L.P.: Management prepared income and expense forecasts for each apartment complex. The assumptions were based, in part, on the historical operations of the assets and current market conditions. The occupancy rates are forecasted to remain constant for any property which, at the time of this analysis, was more than 95% occupied. For those properties that were less than 95% occupied, the assumption was that over a reasonable period of time the occupancy would increase to a stabilized rate of 95% and remain constant at 95% for the remainder of the projected period. It is also assumed that income and expenses of the properties will grow annually at a rate of 3%. The difference between the income and expense figures of the properties were then used to estimate the amount of distributions that could be expected from each of the partnerships owning the properties and estimated income of the Partnership. The estimated income of the Partnership, was then reduced by general and administrative expenses of the Partnership, which increase annually at a rate of 3%, and by the Special Distributions paid to the General Partners, to determine the amount of cash flow available for distribution to the partners of the Partnership.

Eagle Insured L.P.: Management prepared income and expense forecasts for each apartment complex securing a Partnership Mortgage. The assumptions were based, in part, on the historical operations of the assets and market conditions. The occupancy rates are forecasted to remain constant for any property which, at the time of this analysis, was more than 95% occupied. For those properties that were less than 95% occupied, the assumption was that over a reasonable period of time the occupancy would increase to a stabilized rate of 95% and remain constant at 95% for the remainder of the projected period. It is also assumed that income and expenses of the properties will grow annually at a rate of 3%. The income and expense figures were then used to determine the amount of interest income, including Additional Interest and principal payments, if any, that the Partnership could expect to receive from each mortgage. This income was then reduced by general and administrative expenses of the Partnership, which are estimated to increase annually at a rate of 3%, and by the Special Distributions paid to the General Partners. The net result determined the amount of cash flow available for distribution to the partners of the Partnership.

                              Aegis Realty, Inc.
        Consolidated Forecasts of Aegis Realty, Inc. on a Combined Basis Showing projected cash flows assuming use of leverage in acquiring new assets



                                             Projected     Projected     Projected     Projected     Projected      Projected
                                               Year 1        Year 2        Year 3        Year 4        Year 5         Year 6
                                            ------------- ------------- ------------- ------------- ------------- ---------------
Revenues
Cash Flow-Summit Insured I L.P.(1)           5,411,947     6,177,772     6,415,752     6,703,625     6,800,890       7,004,917
Cash Flow-Summit Insured II L.P.(1)          1,245,875     1,672,578     1,739,899     1,805,297     1,795,627       1,849,496
Cash Flow-Summit Preferred L.P.(1)             828,230       845,288       862,857       880,953       899,592         918,791
Cash Flow-Eagle Insured L.P.                 2,785,658     2,867,946     2,952,703     3,037,412     3,113,665       3,174,663
Interest Income                                 95,000        99,000       103,000       107,000       111,000         115,000
Interest from Temporary Investments             54,000        56,000        58,000        60,000        62,000          64,000
Other Income                                   173,710       178,921       184,289       189,817       195,512         201,377
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total Income before Acquisitions            10,594,420    11,897,505    12,316,500    12,784,104    12,978,286      13,328,244
   Year One Acquisitions(2)                  9,095,625    10,005,188    11,005,706    11,335,877    11,675,954      12,026,232
   Year Two Acquisitions(2)                          0     2,021,250     2,223,375     2,445,713     2,519,084       2,594,656
   Year Three Acquisitions(2)                        0             0     2,021,250     2,223,375     2,445,713       2,519,084
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total Income from Acquisitions               9,095,625    12,026,438    15,250,331    16,004,965    16,640,750      17,139,973
Total Income Available for Distributions    19,690,045    23,923,943    27,566,831    28,789,069    29,619,036      30,468,217
Expenses
Interest Expense
Interest Expense-Transaction Costs             108,450       108,450       108,450       108,450       108,450         108,450
Interest Expense-Summit Insured I              533,000       509,000       482,000       453,000       423,000         392,882
Interest Expense-Summit Insured II             122,000       121,900       121,800       121,700       121,600         121,500
Interest Expense-1997 Acquisitions           7,650,000     7,650,000     7,650,000     7,650,000     7,650,000       7,650,000
Interest Expense-1998 Acquisitions                   0     1,700,000     1,700,000     1,700,000     1,700,000       1,700,000
Interest Expense-l999 Acquisitions                   0             0     1,700,000     1,700,000     1,700,000       1,700,000
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total Interest Expense                       8,413,450    10,089,350    11,762,250    11,733,150    11,703,050      11,672,832
Acquisition Fee to Advisor                   3,375,000       750,000       750,000             0             0               0
Special Distributions to Advisor
 (Historical)(3)                               563,786       563,786       563,786       563,786       563,786         563,786
Special Distributions to Advisor (New
 Business)(4)                                  324,844       397,031       469,219       469,219       469,219         469,219
Overhead reimbursement to Advisor              208,000       216,300       225,000       234,000       243,400         253,136
Consolidated Projections of G&A
 (Historical)(5)                             1,210,804     1,252,410     1,295,528     1,340,078     1,386,275       1,434,101
Consolidated Projections of G&A (New
 Business)(6)                                   45,478        60,132        76,252        80,025        83,204          85,700
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total Expenses                              14,141,362    13,329,009    15,142,035    14,420,258    14,448,934      14,478,774
Cash Available for Distribution              5,548,683    10,594,934    12,424,796    14,368,811    15,170,102      15,989,443
Add back Capital Expenditures(1)             1,132,429       752,425       666,296       551,964       556,735       1,005,957
Acquisition Fees to Advisor (Capitalized)    3,375,000       750,000       750,000             0             0               0
Funds from Operations                       10,056,112    12,097,359    13,841,092    14,920,775    15,726,837      16,995,400
Funds from Operations Per Share(7)          $     1.24   $      1.49   $      1.71   $      1.84   $      1.94     $      2.10
Total Market Capitalization(7)             100,309,717   120,671,149   138,064,897   148,834,749   156,875,210     169,529,109
Debt-to-Market Capitalization                    49.77%        49.73%        50.24%        48.36%        47.05%          45.12%

(1) Cash flow, as presented in this table, is the net operating income net of capital expenditures, that is provided to the Partnerships on a property by property basis prior to consolidation, whereas, the proforma income statements (contained elsewhere in the Solicitation Statement) are consolidated prior to determining the net income.

(2) The Company is permitted to leverage up to 50% of Total Market Value. This table utilizes the following assumptions:

    Debt for new acquisitions (Less transaction fees):
       Year 1: $90,000,000   Year 2: $20,000,000   Year 3: $20,000,000

    Cost of capital:                  8.5%

    Initial acquisition Yield:       10.50%

    Projected growth rate of asset income:
       Years 2 to 3: 10.00%   Thereafter: 3.00%

(3) Represents 0.375% of existing assets payable either as a Special Distribution or Asset Management Fee, as applicable.

(4) Represents 0.375% of new acquisitions payable either as a Special Distribution or Asset Management Fee, as applicable.

(5) Represents 0.5% of income from existing assets.

(6) Represents 0.5% of income from new acquisitions.

(7) Assumes the following:



    Shares Outstanding:     Insured I       4,071,745
                            Insured II      1,086,586
                            Preferred         615,144
                            Eagle           2,324,064
                                            ---------
                            Total           8,097,539


    Assumed FFO Midpoint Yield:                10.025%

    Year 1 Indicated Share Price:           $   12.39
    Year 2 Indicated Share Price:           $   14.90
    Year 3 Indicated Share Price:           $   17.05
    Year 4 Indicated Share Price:           $   18.38

                           Management's Assumptions

Set forth below are management's assumptions in connection with the preparation of the consolidated forecasts of Aegis Realty, Inc. on a combined basis.

The consolidated forecasts of the Company on a combined basis show the assumed cash flows of the Company giving effect to reduction in fees, certain savings attendant with the Consolidation and assuming the use of leverage in acquiring new assets. The forecasts assume that the Company will leverage approximately fifty percent of its estimated Total Market Value estimated to be $90,000,000, $20,000,000, and 20,000,000 in years 1, 2, and 3, respectively. It is assumed that the Company will pay an annual rate of 8.5% as the cost of capital. The income and expense analysis of the existing Partnerships, as described previously on page C-7, were used to provide the income and expense from existing assets of the consolidated Company.

The forecasted net rental income of the Company's new assets, which for this purpose were assumed to be comprised solely of shopping centers, took into account and gave effect to an overall plan to acquire underperforming assets in good locations and to expend the effort and capital to make capital and tenant improvements and re-lease the space which will produce a successful repositioning of the shopping centers. Management anticipates the capital improvements and willingness to expend leasing improvement funds or allowances will result in better quality (credit) tenants which lead to increased traffic and higher sales, which will make the centers more desirable, which in turn will assist in leasing at market rents. All of these factors permit the assumption of substantial growth in income during the first 24 to 36 months, after which management assumes stabilized and level increases in income of 3% thereafter. The consolidated income, from existing assets and new acquisitions, is then reduced by general and administrative expenses of the Company, estimated to be equal to one half of one percent of the income generated from the existing and new assets, and by Special Distributions and Asset Management Fees payable to the Advisor. The assumed payments toward capital expenditures of the consolidated assets are then added back to determine the Funds From Operations.

                                  APPENDIX D


                                OBJECTION NOTICE

FORM FOR OBJECTING TO CONSOLIDATION

     IF YOU APPROVE OF THE PARTNERSHIPS IN WHICH YOU INVESTED PARTICIPATING IN THE CONSOLIDATION, DO NOT COMPLETE AND SUBMIT THIS FORM.

     YOU NEED DO NOTHING TO INDICATE YOUR APPROVAL. THIS FORM SHOULD BE USED ONLY BY PERSONS WHO OBJECT TO ONE OR MORE OF THE PARTNERSHIPS IN WHICH THEY HOLD UNITS PARTICIPATING IN THE CONSOLIDATION.


     The undersigned hereby object(s) to the following partnership(s) in which I/we hold units participating in the Consolidation pursuant to the Settlement by the Related Defendants of the Class Actions pending under the caption In re Prudential Securities Incorporated Limited Partnerships Securities Litigation, MDL No. 1005 (S.D.N.Y.), as more fully described in the Solicitation Statement dated June 18, 1997:


===============================================================================

    Name of Partnership: ------------------------------------------------------

     Number of Units held by objecting Unitholder: ----------------------------

     State whether Units were purchased through the initial offering or through the secondary market: -------------------------------------------

     If purchased through the secondary market, state the dates on which the Units were purchased (if more than one date, specify the number of Units purchased on each date): ------------------------------------------

     Was a certificate issued for these Units?  -------------------------------

      If "yes," what is the certificate number(s): ----------------------------


===============================================================================

    Name of Partnership: ------------------------------------------------------

     Number of Units held by objecting Unitholder: ----------------------------

     State whether Units were purchased through the initial offering or through the secondary market: -------------------------------------------

     If purchased through the secondary market, state the dates on which the Units were purchased (if more than one date, specify the number of Units purchased on each date): ------------------------------------------

     Was a certificate issued for these Units?  -------------------------------

      If "yes," what is the certificate number(s): ----------------------------


===============================================================================

    Name of Partnership: ------------------------------------------------------

     Number of Units held by objecting Unitholder: ----------------------------

     State whether Units were purchased through the initial offering or through the secondary market: -------------------------------------------

     If purchased through the secondary market, state the dates on which the Units were purchased (if more than one date, specify the number of Units purchased on each date): ------------------------------------------

     Was a certificate issued for these Units?  -------------------------------

      If "yes," what is the certificate number(s): ----------------------------

===============================================================================






(cut along dotted line)

(cut along dotted line)

===============================================================================

    Name of Partnership: ------------------------------------------------------

     Number of Units held by objecting Unitholder: ----------------------------

     State whether Units were purchased through the initial offering or through the secondary market: -------------------------------------------

     If purchased through the secondary market, state the dates on which the Units were purchased (if more than one date, specify the number of Units purchased on each date): ------------------------------------------

     Was a certificate issued for these Units?  -------------------------------

      If "yes," what is the certificate number(s): ----------------------------

===============================================================================




Address of Unitholder: --------------------------------------------------------

                       --------------------------------------------------------

                       --------------------------------------------------------


Social Security or Taxpayer Identification No. of Unitholder: -----------------


I/we hereby certify that the foregoing information is complete and accurate.

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Print or type name of Unitholder(s) as it appears on partnership subscription agreement

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Signature of Unitholder                                                Date

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Signature of Co-Owner                                                  Date



     YOU MUST PROVIDE ALL OF THE INFORMATION REQUESTED ABOVE IN ORDER TO SUBMIT A VALID OBJECTION TO ANY PARTNERSHIP IN WHICH YOU OWN UNITS PARTICIPATING IN THE CONSOLIDATION.

     EQUITABLE CLASS MEMBERS MAY NOT INDIVIDUALLY OPT OUT OF THE EQUITABLE SETTLEMENT OR THE CONSOLIDATION. IF, HOWEVER, EITHER (A) UNITHOLDERS HOLDING 1/3 OR MORE OF THE UNITS OF A PARTICULAR PARTNERSHIP OBJECT TO THAT PARTNERSHIP PARTICIPATING IN THE CONSOLIDATION, OR (B) THE COURT DOES NOT APPROVE OF ANY PARTICULAR PARTNERSHIP PARTICIPATING IN THE CONSOLIDATION, THEN THAT PARTNERSHIP WILL NOT PARTICIPATE IN THE CONSOLIDATION.

     YOU SHOULD NOTE THAT BY SUBMITTING THIS OBJECTION NOTICE YOU ARE NOT OBJECTING TO THE ENTIRE RELATED DEFENDANTS' SETTLEMENT OR TO ANY ASPECT OF THE RELATED DEFENDANTS' SETTLEMENT OTHER THAN TO THE PARTNERSHIP OR PARTNERSHIPS LISTED ABOVE PARTICIPATING IN THE CONSOLIDATION. IF YOU WISH TO EXPRESS ANY OTHER OBJECTIONS TO THE RELATED SETTLEMENT, YOU MUST FOLLOW THE PROCEDURE SPECIFIED IN THE CLASS NOTICES.


   The deadline for submission of this Objection Notice is August 18, 1997.


   Objection Notices should be sent to:

                        Related Capital Company
                        625 Madison Avenue
                        New York, New York 10022
                        Attn: Investor Services Department